UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07452

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Glenn Brightman 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	December 31, 2023

Invesco Oppenheimer V.I. International Growth Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIIGR-AR-1

Management’s Discussion of Fund Performance

Performance summary For the year ended December 31, 2023, Series I shares of Invesco Oppenheimer V.I. International Growth Fund (the Fund) outperformed the MSCI All Country World ex USA Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	21.06%
Series II Shares	20.64
MSCI All Country World ex USA Index▼	15.62

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS take-over of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, although China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

 The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

 In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

 Both developed and emerging market equities finished the fiscal year ended December 31, 2023, in positive territory, with developed market equities outperforming emerging market equities.

 We are long-term, thematic growth investors. We identify structural growth trends in the global economy and seek to invest in companies that can monetize them sustainably for many years. We buy these companies when they are trading at attractive valuations and hold them in the portfolio for a long period of time to benefit from the compounding of the returns they produce. This is a discipline that we have been following since the Fund’s inception in 1996.

 With this approach, we invest most of the Fund’s assets in companies that we believe have significant pricing power within the consumer, industrial, health care and information technology sectors. We invest little within the commoditized, price-taking industries found in the utilities, materials, energy and financials sectors. Geographically, most companies in which the Fund invests are domiciled in developed markets, however the Fund’s revenue exposure is evenly spread across the globe.

 The Fund outperformed its benchmark, the MSCI All Country World ex USA Index, during the fiscal year ending December 31, 2023.

 Markets rewarded our philosophy and process of long-term, fundamental equity investing, which has served us and our investors well for nearly 28 years. From a sector perspective, stock selection in consumer discretionary and materials were the strongest areas of relative outperformance. Stock selection in information technology and energy were the largest detractors from relative results.

 The three largest individual contributors to absolute Fund performance for the fiscal year were Novo Nordisk, Hermes International and ASML Holding NV.

 Novo Nordisk, a Danish company, is the world’s leading maker of diabetes care products and insulin. The incidence of diabetes is increasing with the aging of the world’s population and with the adoption of western diets in emerging markets. In addition, last year

Novo Nordisk introduced weight loss drug Wegovy, for which demand has been high. More recently, clinical trial results for Wegovy’s reduction of coronary disease risk have exceeded expectations and the share price has reacted favorably. It remains the largest position in the Fund as of the end of the fiscal year.

 Hermes International, the French-based luxury goods producer, is at the apex of the market in terms of price and brand, in our opinion. Hermes has built a reservoir of demand by creating scarcity, limiting their volume while raising pricing, year after year. We continue to view Hermes’ prospects favorably.

 ASML Holding NV, a Dutch company, makes equipment needed to produce semiconductors. ASML is the only supplier of the extreme ultraviolet lithography equipment required to produce the smallest semiconductor chips. The shares performed well due to increased demand and what we believe to be modest recovery from the tech sell-off in the year prior.

 The three largest individual detractors to the Fund’s absolute performance for the fiscal year were Nihon M&A Center Holdings, Sartorius Stedim Biotech and ResMed.

 Nihon M&A Center Holdings is a Japanese company that intermediates mergers and acquisitions for small and medium sized Japanese companies. We believe demand is growing as Japan’s population ages, leaving many small family businesses without successors to manage them, and as the pressure to increase efficiency is rising. The company’s shares struggled as investors worry that change in management policy could delay recovery in deal sourcing. We continue to hold the company in the portfolio at the fiscal year end.

 ResMed originated as an Australian company with the production of air flow generators and masks that are used to fight sleep apnea. It’s a condition that becomes more prevalent with age, obesity and pollution, all trends that are unfortunately on a strong upward trajectory though most of the world. The market is concentrated: ResMed and its close competitor Philips are estimated to share 80% of it. Share prices for both companies have reacted negatively to euphoria over the potential impact of weight-loss drugs, on speculation that lower obesity rates will lower the incidence of sleep apnea. In fact, aging is the higher correlating causal factor. We continue to view the outlook for ResMed favorably.

 Sartorius Stedim Biotech is a French company that provides clients with equipment and software to produce biologic drugs and conduct research. Furthermore, it earns much of its revenue from the disposable supplies used in equipment and so has an attractive “razor/ razor blade” business model. Sartorius’ sales have slowed after an above-trend period. In our opinion, Sartorius’ clients ordered more

Invesco Oppenheimer V.I. International Growth Fund

than they needed to avoid potential shortages, and they are now working off that inventory. We continue to hold the company in the portfolio at the fiscal year end.

 We believe the first phase of equity market adjustment to higher rates, which is the valuation adjustment phase, has concluded. We believe the next two phases, as higher capital costs begin to affect corporate earnings and creditworthiness, will play out more slowly for two reasons. First, corporate debt does not all mature in a single year. Debt service costs will rise as corporations roll through their maturities, refinancing at new, higher rates. Second, it has been 15 years since capital has had a cost. An entire generation of investors has never seen this environment. It will take them time to learn to navigate it.

 We have argued for some time that the new regime we are entering, in which capital has an appreciable cost, will separate good from bad capital allocation. We believe it will support active equity investing as it becomes increasingly important to own companies that provide a positive return on their invested capital and to avoid those that destroy value over time. In addition, we believe this environment will favor entrenched incumbents, of the sort we own in our portfolio, as the cheap capital that funded the era of exciting but unprofitable disruptors is no longer available.

 We continue to judge our current and potential portfolio companies based on their capital return track record and our opinion of their future potential. We focus on their ability to profitably monetize structural growth trends over the coming five to 10 years.

 Thank you for your continued investment in Invesco Oppenheimer V.I. International Growth Fund.

Portfolio manager(s):

Robert B. Dunphy

George R. Evans

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (5/13/92)	6.77%
10 Years	3.80
5 Years	8.72
1 Year	21.06

Series II Shares
Inception (3/19/01)	5.63%
10 Years	3.57
5 Years	8.43
1 Year	20.64

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer International Growth Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. International Growth Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco Oppenheimer V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. International Growth Fund

Supplemental Information

Invesco Oppenheimer V.I. International Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. International Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	22.59%
Consumer Discretionary	22.38
Health Care	14.92
Information Technology	13.86
Consumer Staples	8.44
Financials	6.68
Communication Services	5.18
Energy	3.14
Materials	2.85
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top 10 Equity Holdings*

% of total net assets

1. Novo Nordisk A/S, Class B	4.79%
2. LVMH Moet Hennessy Louis Vuitton SE	3.31
3. Reliance Industries Ltd.	3.15
4. London Stock Exchange Group PLC	3.01
5. ASML Holding N.V.	2.98
6. Epiroc AB, Class A	2.86
7. Compass Group PLC	2.71
8. Dollarama, Inc.	2.67
9. Next PLC	2.43
10. Atlas Copco AB, Class A	2.42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco Oppenheimer V.I. International Growth Fund

Schedule of Investments

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–100.04%
Australia–3.41%
CSL Ltd.	27,173	$5,297,353

James Hardie Industries PLC, CDI(a)	168,452	6,494,818

		11,792,171

Canada–5.06%
Alimentation Couche-Tard, Inc.	140,257	8,259,502

Dollarama, Inc.	128,098	9,231,409

		17,490,911

Denmark–4.79%
Novo Nordisk A/S, Class B	159,727	16,552,693

France–15.68%
Airbus SE	29,656	4,581,507

Capgemini SE	17,788	3,717,541

Dassault Systemes SE	63,414	3,103,945

Edenred SE	89,314	5,344,972

EssilorLuxottica S.A.	19,445	3,904,531

Hermes International S.C.A.	3,863	8,210,863

L’Oreal S.A.	12,661	6,311,516

LVMH Moet Hennessy Louis Vuitton SE	14,076	11,437,269

Sartorius Stedim Biotech S.A.	15,945	4,228,333

Schneider Electric SE	16,612	3,344,098

		54,184,575

Germany–5.75%
AIXTRON SE	138,235	5,885,704

CTS Eventim AG & Co. KGaA	56,778	3,927,065

HelloFresh SE(a)	68,322	1,077,201

SAP SE	12,948	1,992,976

Siemens AG	19,742	3,703,783

Siemens Healthineers AG(b)	56,844	3,300,283

		19,887,012

India–4.48%
Dr Lal PathLabs Ltd.(b)	107,695	3,334,604

ICICI Bank Ltd.	107,029	1,278,975

Reliance Industries Ltd.	350,056	10,865,019

		15,478,598

Ireland–2.40%
Flutter Entertainment PLC(a)	46,786	8,304,582

Italy–1.78%
Davide Campari-Milano N.V.	544,519	6,149,099

Japan–7.72%
Benefit One, Inc.	96,200	1,444,352

Daikin Industries Ltd.	35,500	5,758,809

Hitachi Ltd.	59,700	4,294,201

Hoya Corp.	31,293	3,897,203

Keyence Corp.	13,924	6,117,596

Kobe Bussan Co. Ltd.	127,000	3,751,668

Nihon M&A Center Holdings, Inc.	256,200	1,409,866

		26,673,695

	Shares	Value
Netherlands–7.16%
Aalberts N.V.	65,897	$2,864,370

Adyen N.V.(a)(b)	2,201	2,841,361

ASM International N.V.	7,807	4,063,345

ASML Holding N.V.	13,642	10,298,175

Universal Music Group N.V.	163,395	4,664,456

		24,731,707

New Zealand–0.61%
Xero Ltd.(a)	27,648	2,109,225

Spain–2.26%
Amadeus IT Group S.A.	108,678	7,805,421

Sweden–5.96%
Atlas Copco AB, Class A	484,095	8,341,494

Beijer Ref AB	174,926	2,347,324

Epiroc AB, Class A	491,570	9,894,755

		20,583,573

Switzerland–3.03%
Barry Callebaut AG	807	1,362,360

Lonza Group AG	3,376	1,423,275

Sika AG	10,243	3,339,998

VAT Group AG(b)	8,619	4,328,960

		10,454,593

Taiwan–1.11%
Taiwan Semiconductor Manufacturing Co. Ltd.	200,000	3,834,308

United Kingdom–21.76%
Ashtead Group PLC	78,343	5,445,398

Auto Trader Group PLC(b)	550,456	5,056,844

Britvic PLC	67,697	724,652

Compass Group PLC	341,663	9,349,033

ConvaTec Group PLC(b)	963,498	2,998,299

JD Sports Fashion PLC	3,775,094	7,966,718

Legal & General Group PLC	1,003,749	3,207,669

London Stock Exchange Group PLC	87,940	10,395,522

Next PLC	81,201	8,394,137

Ocado Group PLC(a)	157,555	1,521,971

Rentokil Initial PLC	996,448	5,616,241

Rightmove PLC	576,409	4,237,175

RS Group PLC	346,884	3,620,864

Trainline PLC(a)(b)	1,624,726	6,666,651

		75,201,174

United States–7.08%
EPAM Systems, Inc.(a)	22,821	6,785,596

Experian PLC	75,820	3,093,101

Ferguson PLC	41,561	7,960,079

ResMed, Inc.	38,528	6,627,587

		24,466,363

Total Common Stocks & Other Equity Interests (Cost $196,517,083)		345,699,700

Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(c)(d)	6	6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 5.26%(c)(d)	7	$7

Total Money Market Funds (Cost $13)		13

TOTAL INVESTMENTS IN SECURITIES–100.04% (Cost $196,517,096)		345,699,713

OTHER ASSETS LESS LIABILITIES–(0.04)%		(147,795)

NET ASSETS-100.00%		$345,551,918

Investment Abbreviations:

CDI – CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $28,527,002, which represented 8.26% of the Fund’s Net Assets.

(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,957,395	$17,150,139	$(20,107,528)	$ -	$ -	$ 6	$ 62,995

Invesco Liquid Assets Portfolio, Institutional Class	2,105,957	12,250,099	(14,356,213)	(146)	303	-	35,859

Invesco Treasury Portfolio, Institutional Class	3,379,880	19,600,159	(22,980,032)	-	-	7	56,733
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	34,575	5,672,372	(5,706,947)	-	-	-	6,046*

Invesco Private Prime Fund	88,906	13,775,473	(13,865,072)	(9)	702	-	15,724*
Total	$8,566,713	$68,448,242	$(77,015,792)	$(155)	$1,005	$13	$177,357

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $196,517,083)	$345,699,700
Investments in affiliated money market funds, at value (Cost $13)	13
Foreign currencies, at value (Cost $137,308)	137,371
Receivable for:
Investments sold	9,990
Fund shares sold	84,288
Dividends	634,128
Investment for trustee deferred compensation and retirement plans	45,490
Other assets	979
Total assets	346,611,959

Liabilities:
Payable for:
Fund shares reacquired	285,293
Amount due custodian	254,153
Accrued foreign taxes	252,496
Accrued fees to affiliates	185,430
Accrued other operating expenses	37,179
Trustee deferred compensation and retirement plans	45,490
Total liabilities	1,060,041
Net assets applicable to shares outstanding	$345,551,918

Net assets consist of:
Shares of beneficial interest	$177,095,662
Distributable earnings	168,456,256
$345,551,918

Net Assets:
Series I	$188,897,960
Series II	$156,653,958

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	93,551,714
Series II	73,290,769
Series I:
Net asset value per share	$2.02
Series II:
Net asset value per share	$2.14

Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest	$8,706
Dividends (net of foreign withholding taxes of $174,438)	4,167,865
Dividends from affiliated money market funds (includes net securities lending income of $15,024)	170,611
Foreign withholding tax claims	135,487
Total investment income	4,482,669

Expenses:
Advisory fees	3,195,407
Administrative services fees	546,064
Custodian fees	39,646
Distribution fees - Series II	383,504
Transfer agent fees	16,973
Trustees’ and officers’ fees and benefits	18,972
Reports to shareholders	8,165
Professional services fees	73,941
Other	5,154
Total expenses	4,287,826
Less: Fees waived	(580,733)
Net expenses	3,707,093
Net investment income	775,576

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $55,650)	22,505,806
Affiliated investment securities	1,005
Foreign currencies	(153,839)
Forward foreign currency contracts	(99)
22,352,873
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $106,069)	39,897,188
Affiliated investment securities	(155)
Foreign currencies	65,684
39,962,717
Net realized and unrealized gain	62,315,590
Net increase in net assets resulting from operations	$63,091,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022
Operations:
Net investment income	$ 775,576	$ 1,339,031
Net realized gain (loss)	22,352,873	(1,984,215)
Change in net unrealized appreciation (depreciation)	39,962,717	(120,888,520)
Net increase (decrease) in net assets resulting from operations	63,091,166	(121,533,704)

Distributions to shareholders from distributable earnings:
Series I	(1,077,626)	(33,742,047)
Series II	(455,498)	(28,139,590)
Total distributions from distributable earnings	(1,533,124)	(61,881,637)

Share transactions–net:
Series I	(11,651,832)	29,232,375
Series II	(18,867,280)	24,369,164
Net increase (decrease) in net assets resulting from share transactions	(30,519,112)	53,601,539
Net increase (decrease) in net assets	31,038,930	(129,813,802)

Net assets:
Beginning of year	314,512,988	444,326,790
End of year	$345,551,918	$ 314,512,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets	Portfolio turnover(d)
Series I
Year ended 12/31/23	$1.68	$0.01	$0.34	$0.35	$(0.01)	$–	$(0.01)	$2.02	21.06%	$188,898	1.00%	1.17%	0.35%	15%
Year ended 12/31/22	2.92	0.01	(0.83)	(0.82)	–	(0.42)	(0.42)	1.68	(27.13)	167,154	1.00	1.18	0.51	26
Year ended 12/31/21	2.91	(0.00)	0.30	0.30	–	(0.29)	(0.29)	2.92	10.22	235,425	1.00	1.13	(0.16)	22
Year ended 12/31/20	2.45	(0.00)	0.52	0.52	(0.02)	(0.04)	(0.06)	2.91	21.50	230,463	1.00	1.15	(0.01)	37
Year ended 12/31/19	2.03	0.02	0.54	0.56	(0.02)	(0.12)	(0.14)	2.45	28.60	221,944	1.00	1.13	0.91	51
Series II
Year ended 12/31/23	1.78	0.00	0.37	0.37	(0.01)	–	(0.01)	2.14	20.64	156,654	1.25	1.42	0.10	15
Year ended 12/31/22	3.06	0.01	(0.87)	(0.86)	–	(0.42)	(0.42)	1.78	(27.17)	147,359	1.25	1.43	0.26	26
Year ended 12/31/21	3.04	(0.01)	0.32	0.31	–	(0.29)	(0.29)	3.06	10.12	208,901	1.25	1.38	(0.41)	22
Year ended 12/31/20	2.56	(0.01)	0.55	0.54	(0.02)	(0.04)	(0.06)	3.04	21.04	271,421	1.25	1.40	(0.26)	37
Year ended 12/31/19	2.12	0.02	0.56	0.58	(0.02)	(0.12)	(0.14)	2.56	27.95	252,753	1.25	1.38	0.67	51

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended December 31, 2019.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco Oppenheimer V.I. International Growth Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the

Invesco Oppenheimer V.I. International Growth Fund

borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 250 million	1.000%

Next $250 million	0.900%

Next $500 million	0.850%

Over $1 billion	0.820%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.96%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate

Invesco Oppenheimer V.I. International Growth Fund

sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.00% and Series II shares to 1.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $580,733.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $47,557 for accounting and fund administrative services and was reimbursed $498,507 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as

Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$11,792,171	$–	$11,792,171
Canada	17,490,911	–	–	17,490,911
Denmark	–	16,552,693	–	16,552,693
France	–	54,184,575	–	54,184,575
Germany	–	19,887,012	–	19,887,012
India	–	15,478,598	–	15,478,598
Ireland	–	8,304,582	–	8,304,582
Italy	–	6,149,099	–	6,149,099
Japan	–	26,673,695	–	26,673,695
Netherlands	–	24,731,707	–	24,731,707
New Zealand	–	2,109,225	–	2,109,225
Spain	–	7,805,421	–	7,805,421

Invesco Oppenheimer V.I. International Growth Fund

	Level 1	Level 2	Level 3	Total
Sweden	$–	$20,583,573	$–	$20,583,573
Switzerland	–	10,454,593	–	10,454,593
Taiwan	–	3,834,308	–	3,834,308
United Kingdom	–	75,201,174	–	75,201,174
United States	13,413,183	11,053,180	–	24,466,363
Money Market Funds	13	–	–	13
Total Investments	$30,904,107	$314,795,606	$–	$345,699,713

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(99)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$55,654

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities purchases of $1,384,218.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$1,533,124	$ 2,115
Long-term capital gain	–	61,879,522
Total distributions	$1,533,124	$61,881,637

*	Includes short-term capital gain distributions, if any.

Invesco Oppenheimer V.I. International Growth Fund

Tax Components of Net Assets at Period-End:

2023
Undistributed ordinary income	$1,778,688
Undistributed long-term capital gain	20,641,763
Net unrealized appreciation – investments	146,047,623
Net unrealized appreciation – foreign currencies	29,227
Temporary book/tax differences	(41,045)
Shares of beneficial interest	177,095,662
Total net assets	$345,551,918

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and distributions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $48,532,998 and $70,146,827, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$153,230,010

Aggregate unrealized (depreciation) of investments	(7,182,387)

Net unrealized appreciation of investments	$146,047,623

Cost of investments for tax purposes is $199,652,090.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign capital gains taxes and distributions, on December 31, 2023, undistributed net investment income was increased by $50,561 and undistributed net realized gain was decreased by $50,561. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022

	Shares	Amount	Shares	Amount

Sold:
Series I	9,587,520	$ 17,526,213	11,634,403	$ 25,105,861

Series II	10,494,130	20,716,108	10,347,046	23,575,662

Issued as reinvestment of dividends:
Series I	653,107	1,077,626	21,491,750	33,742,047

Series II	260,284	455,498	16,951,560	28,139,590

Reacquired:
Series I	(16,236,526)	(30,255,671)	(14,119,652)	(29,615,533)

Series II	(20,440,720)	(40,038,886)	(12,498,832)	(27,346,088)

Net increase (decrease) in share activity	(15,682,205)	$(30,519,112)	33,806,275	$53,601,539

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Oppenheimer V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,048.40	$5.16	$1,020.16	$5.09	1.00%
Series II	1,000.00	1,047.50	6.45	1,018.90	6.36	1.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	2.98%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

      * The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco Oppenheimer V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMFR-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. American Franchise Fund (the Fund) underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	40.93%
Series II Shares	40.60
S&P 500 Index▼ (Broad Market Index)	26.29
Russell 1000 Growth Index▼ (Style-Specific Index)	42.68
Lipper VUF Large-Cap Growth Funds Index◾ (Peer Group Index)	43.12

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

US large caps, and in particular: the collection of seven mega-cap technology-related stocks dubbed the “Magnificent Seven”, led the market in 2023. As a result, the Fund produced a strong, double-digit return, driven by significant contributions from the information technology (IT), communication services and consumer discretionary sectors. Given the significant concentration of the “Magnificent Seven” within the Russell 1000 Growth Index and the Fund’s relative underweight exposure to the Magnificent Seven, the Fund underperformed the Russell 1000 Growth Index during the year. On a sector basis, stock selection and an overweight exposure in the health care sector was a key relative detractor. Stock selection in consumer discretionary, communication services and materials sectors also detracted from relative performance. Stock selection in IT and industrials sectors were relative contributors to performance. An overweight exposure in the communication services sector, as well as underweight exposures in the consumer staples and real estate sectors, were beneficial to returns.

 The top individual detractors from an absolute basis during the year included SVB Financial Group, Alcoa and DexCom.

 We initiated a small position in SVB Financial Group, also known as Silicon Valley Bank (SVB), in the fourth quarter of 2022, because we viewed it as one of the few banks with tangible growth. At the time of purchase, we believed that SVB had more than sufficient liquidity to meet deposit outflows even in a slowing economic environment. However, an attempt by SVB’s management team to raise capital catalyzed a significant and coordinated run on deposits and a decline in the share price as fear quickly spread among deposit holders and investors. We began to sell the position when the probability of a bank run increased. However, we were not able to fully sell the position before trading was halted, and eventually the stock was delisted. SVB Financial Group was delisted on the NASDAQ Stock Exchange.

 Alcoa is among the world’s largest producers of aluminum. It had a strong start to 2023, on the hopes for electrification, attractive supply dynamics and a Chinese reopening. Unfortunately, the Chinese reopening fizzled given disappointing government stimulus and its impact was felt across the materials space. The company compounded the issue with internal production delays. We sold the stock during the year.

 DexCom is a medical device company that specializes in continuous glucose monitors for diabetics. We have held this company for a while given its strong growth. However, this stock, and frankly the stocks of many health care companies, have been completely disrupted by market sentiment around glucagon-like peptide (GLP-1) diabetes drugs, in our view. GLP-1 drugs have been shown to improve blood sugar for type 2 diabetes patients. The market sentiment erroneously assumes, we believe, that glucose monitors will no longer be needed. Though we still like Dex-Com long-term, we had concerns about headline risk from GLP-1 off-label studies due in 2024 and sold the stock during the year.

 Top individual contributors on an absolute basis during the year included NVIDIA, Microsoft and Amazon.com.

 NVIDIA is a company at the heart of digital transformation as it produces graphics processing units, which are taking share from traditional semiconductor companies and enabling artificial intelligence (AI) technology

Invesco V.I. American Franchise Fund

developments. The stock exhibited strong momentum due to excitement about generative AI and upward revisions to estimates for production of silicon wafers used in semiconductors.

 Microsoft produces products and services across computers, applications and games, and is the second largest cloud provider globally. The stock has benefited from continued rotation toward growth stocks, increased interest in efficiency and profitability, as well as exposure to AI. Microsoft’s Copilot, “your everyday AI companion”, began being rolled out for nearly all Microsoft products in November 2023. We believe this product will provide durable growth and significant valuation support for Microsoft as users capture significant productivity gains with Copilot.

 Amazon.com benefited from a general rotation back towards secular and mega-cap growth, as well as towards companies that undertook significant cost cutting measures towards the beginning of 2023. Amazon.com saw reacceleration in their cloud unit and recent earnings guidance points to continued cost control and positive shift towards more profitable sales. Further, we believe recent industry checks, which included data points and trends specific to the 2023 holiday season suggest strong results to come.

 At the close of the year, the Fund’s largest overweight exposures included financials, communication services and industrials sectors. The Fund maintained a sizable underweight in Apple and a slight underweight in Microsoft, the style-specific benchmark’s largest IT holdings. Health care was an underweight, given upheaval from biopharma inventory destocking and GLP-1 diabetes drugs.

 Thank you for your commitment to the Invesco V.I. American Franchise Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Lipper Inc.

Portfolio manager(s):

Ido Cohen

Ronald Zibelli - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (7/3/95)	10.12%
10 Years	11.70
5 Years	16.16
1 Year	40.93

Series II Shares
Inception (9/18/00)	4.44%
10 Years	11.42
5 Years	15.88
1 Year	40.60

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Supplemental Information

Invesco V.I. American Franchise Fund’s investment objective is to seek capital growth.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. American Franchise Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	40.88%

Communication Services	13.63

Consumer Discretionary	12.81

Financials	10.71

Health Care	8.92

Industrials	8.26

Consumer Staples	2.30

Other Sectors, Each Less than 2% of Net Assets	2.43

Money Market Funds Plus Other Assets Less Liabilities	0.06

Top 10 Equity Holdings*

		% of total net assets
1.	Microsoft Corp.	10.01%

2.	Amazon.com, Inc.	7.36

3.	NVIDIA Corp.	6.77

4.	Apple, Inc.	5.95

5.	Alphabet, Inc., Class A	5.62

6.	Visa, Inc., Class A	4.94

7.	Meta Platforms, Inc., Class A	4.13

8.	KKR & Co., Inc., Class A	2.55

9.	S&P Global, Inc.	2.32

10.	Eli Lilly and Co.	2.18

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–99.94%
Advertising–0.71%
Trade Desk, Inc. (The), Class A(b)	71,454	$5,141,830

Aerospace & Defense–1.28%
Airbus SE (France)	22,207	3,430,723

TransDigm Group, Inc.	5,765	5,831,874

		9,262,597

Agricultural & Farm Machinery–0.33%
Deere & Co.	6,070	2,427,211

Application Software–5.98%
Adobe, Inc.(b)	25,458	15,188,243

HubSpot, Inc.(b)(c)	15,011	8,714,486

Synopsys, Inc.(b)	14,319	7,372,996

Workday, Inc., Class A(b)(c)	43,843	12,103,299

		43,379,024

Asset Management & Custody Banks–3.45%
Blackstone, Inc., Class A(c)	49,861	6,527,802

KKR & Co., Inc., Class A	223,533	18,519,709

		25,047,511

Automobile Manufacturers–0.38%
Tesla, Inc.(b)	11,039	2,742,971

Automotive Retail–1.24%
O’Reilly Automotive, Inc.(b)	9,458	8,985,857

Broadline Retail–8.10%
Amazon.com, Inc.(b)	351,311	53,378,193

MercadoLibre, Inc. (Brazil)(b)	3,405	5,351,094

		58,729,287

Communications Equipment–0.26%
Arista Networks, Inc.(b)(c)	8,145	1,918,229

Construction Materials–0.80%
Martin Marietta Materials, Inc.	11,576	5,775,382

Consumer Electronics–0.45%
Sony Group Corp. (Japan)	34,700	3,283,760

Consumer Staples Merchandise Retail–0.50%
Costco Wholesale Corp.	5,521	3,644,302

Diversified Support Services–0.66%
Cintas Corp.(c)	7,925	4,776,080

Electrical Components & Equipment–2.21%
Eaton Corp. PLC	26,172	6,302,741

Rockwell Automation, Inc.	11,789	3,660,249

Vertiv Holdings Co.	126,122	6,057,639

		16,020,629

Environmental & Facilities Services–0.32%
Republic Services, Inc.	14,182	2,338,754

Financial Exchanges & Data–2.32%
S&P Global, Inc.	38,173	16,815,970

	Shares	Value

Food Distributors–0.62%
US Foods Holding Corp.(b)(c)	98,349	$4,466,028

Health Care Distributors–1.31%
McKesson Corp.	20,512	9,496,646

Health Care Equipment–2.48%
IDEXX Laboratories, Inc.(b)	6,482	3,597,834

Intuitive Surgical, Inc.(b)	42,562	14,358,716

		17,956,550

Health Care Technology–0.73%
Veeva Systems, Inc., Class A(b)	27,668	5,326,643

Home Improvement Retail–1.40%
Lowe’s Cos., Inc.	45,516	10,129,586

Hotels, Resorts & Cruise Lines–1.24%
Booking Holdings, Inc.(b)	2,539	9,006,392

Industrial Machinery & Supplies & Components–0.82%
Parker-Hannifin Corp.	12,846	5,918,152

Integrated Oil & Gas–1.14%
Suncor Energy, Inc. (Canada)	256,969	8,233,287

Interactive Home Entertainment–1.52%
Nintendo Co. Ltd. (Japan)	76,400	3,975,388

Take-Two Interactive Software, Inc.(b)(c)	43,660	7,027,077

		11,002,465

Interactive Media & Services–9.74%
Alphabet, Inc., Class A(b)	291,792	40,760,425

Meta Platforms, Inc., Class A(b)(c)	84,523	29,917,761

		70,678,186

Internet Services & Infrastructure–1.87%
MongoDB, Inc.(b)(c)	23,925	9,781,736

Shopify, Inc., Class A (Canada)(b)	48,920	3,810,868

		13,592,604

Managed Health Care–0.94%
UnitedHealth Group, Inc.(c)	12,925	6,804,625

Movies & Entertainment–1.66%
Netflix, Inc.(b)	24,796	12,072,676

Oil & Gas Equipment & Services–0.49%
Schlumberger N.V.	68,541	3,566,874

Passenger Ground Transportation–1.34%
Uber Technologies, Inc.(b)	157,353	9,688,224

Pharmaceuticals–3.46%
Eli Lilly and Co.	27,081	15,786,057

Zoetis, Inc.	47,349	9,345,272

		25,131,329

Semiconductor Materials & Equipment–0.74%
Lam Research Corp.	6,871	5,381,779

Semiconductors–12.91%
Advanced Micro Devices, Inc.(b)(c)	83,064	12,244,464

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value

Semiconductors–(continued)
Analog Devices, Inc.	18,792	$3,731,339

Broadcom, Inc.	13,423	14,983,424

Monolithic Power Systems, Inc.	13,921	8,781,088

NVIDIA Corp.	99,089	49,070,855

ON Semiconductor Corp.(b)(c)	57,947	4,840,313

		93,651,483

Soft Drinks & Non-alcoholic Beverages–1.18%
Monster Beverage Corp.(b)	148,948	8,580,894

Systems Software–13.18%
Microsoft Corp.	193,093	72,610,692

Palo Alto Networks, Inc.(b)(c)	35,649	10,512,177

ServiceNow, Inc.(b)	17,627	12,453,299

		95,576,168

Technology Hardware, Storage & Peripherals–5.94%
Apple, Inc.	223,969	43,120,752

Trading Companies & Distributors–1.30%
Fastenal Co.(c)	55,349	3,584,955

United Rentals, Inc.(c)	10,158	5,824,800

		9,409,755

Transaction & Payment Processing Services–4.94%
Visa, Inc., Class A(c)	137,752	35,863,733

Total Common Stocks & Other Equity Interests (Cost $375,891,353)		724,944,225

	Shares	Value

Money Market Funds–0.56%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	1,408,120	$1,408,120

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	1,004,321	1,005,025

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	1,609,279	1,609,279

Total Money Market Funds (Cost $4,022,083)		4,022,424

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.50% (Cost $379,913,436)		728,966,649

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–12.45%
Invesco Private Government Fund, 5.32%(d)(e)(f)	25,289,337	25,289,337

Invesco Private Prime Fund, 5.55%(d)(e)(f)	64,984,236	65,029,725

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $90,316,068)		90,319,062

TOTAL INVESTMENTS IN SECURITIES–112.95% (Cost $470,229,504)		819,285,711

OTHER ASSETS LESS LIABILITIES–(12.95)%		(93,930,824)

NET ASSETS–100.00%		$725,354,887

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 4,623,993	$ 34,133,962	$ (37,349,835)	$ -	$ -	$ 1,408,120	$ 95,248
Invesco Liquid Assets Portfolio, Institutional Class	3,297,746	24,381,401	(26,674,194)	256	(184)	1,005,025	61,644
Invesco Treasury Portfolio, Institutional Class	5,284,563	39,010,243	(42,685,527)	-	-	1,609,279	97,029
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	27,699,594	630,441,321	(632,851,578)	-	-	25,289,337	1,223,413*
Invesco Private Prime Fund	71,227,527	1,145,559,365	(1,151,774,170)	91	16,912	65,029,725	3,184,963*
Total	$112,133,423	$1,873,526,292	$(1,891,335,304)	$347	$16,728	$94,341,486	$ 4,662,297

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $375,891,353)*	$724,944,225

Investments in affiliated money market funds, at value (Cost $94,338,151)	94,341,486

Cash	38,507

Cash collateral from securities on loan	1,328,148

Foreign currencies, at value (Cost $10,503)	11,823

Receivable for:
Fund shares sold	34,506

Dividends	251,968

Investment for trustee deferred compensation and retirement plans	201,750

Other assets	2,172

Total assets	821,154,585

Liabilities:
Payable for:
Fund shares reacquired	3,530,481

Accrued foreign taxes	9,381

Collateral upon return of securities loaned	91,644,216

Accrued fees to affiliates	373,197

Accrued other operating expenses	30,446

Trustee deferred compensation and retirement plans	211,977

Total liabilities	95,799,698

Net assets applicable to shares outstanding	$725,354,887

Net assets consist of:
Shares of beneficial interest	$385,717,904

Distributable earnings	339,636,983

$725,354,887

Net Assets:
Series I	$478,288,246

Series II	$247,066,641

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,112,271

Series II	4,643,146

Series I:
Net asset value per share	$58.96

Series II:
Net asset value per share	$53.21

*	At December 31, 2023, securities with an aggregate value of $89,349,410 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $180,935)	$4,582,607

Dividends from affiliated money market funds (includes net securities lending income of $131,551)	385,472

Total investment income	4,968,079

Expenses:
Advisory fees	4,363,763

Administrative services fees	1,059,123

Custodian fees	9,382

Distribution fees - Series II	543,403

Transfer agent fees	31,622

Trustees’ and officers’ fees and benefits	21,471

Reports to shareholders	8,373

Professional services fees	55,535

Other	6,299

Total expenses	6,098,971

Less: Fees waived	(5,826)

Net expenses	6,093,145

Net investment income (loss)	(1,125,066)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,674,588

Affiliated investment securities	16,728

Foreign currencies	(12,965)

1,678,351

Change in net unrealized appreciation of:
Unaffiliated investment securities	218,934,324

Affiliated investment securities	347

Foreign currencies	2,424

218,937,095

Net realized and unrealized gain	220,615,446

Net increase in net assets resulting from operations	$219,490,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(1,125,066)	$(832,112)

Net realized gain	1,678,351	12,312,071

Change in net unrealized appreciation (depreciation)	218,937,095	(271,055,275)

Net increase (decrease) in net assets resulting from operations	219,490,380	(259,575,316)

Distributions to shareholders from distributable earnings:

Series I	(9,544,532)	(114,653,583)

Series II	(5,353,524)	(60,639,319)

Total distributions from distributable earnings	(14,898,056)	(175,292,902)

Share transactions–net:

Series I	(28,987,706)	72,092,453

Series II	(8,537,255)	74,248,097

Net increase (decrease) in net assets resulting from share transactions	(37,524,961)	146,340,550

Net increase (decrease) in net assets	167,067,363	(288,527,668)

Net assets:
Beginning of year	558,287,524	846,815,192

End of year	$725,354,887	$558,287,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$42.84	$(0.05)	$17.35	$17.30	$ –	$(1.18)	$(1.18)	$58.96	40.93%	$478,288	0.86%	0.86%	(0.09)%	63%
Year ended 12/31/22	88.63	(0.03)	(27.15)	(27.18)	–	(18.61)	(18.61)	42.84	(31.11)	371,020	0.86	0.86	(0.05)	108
Year ended 12/31/21	89.10	(0.39)	11.37	10.98	–	(11.45)	(11.45)	88.63	11.92	591,907	0.86	0.86	(0.41)	68
Year ended 12/31/20	67.15	(0.13)	28.00	27.87	(0.06)	(5.86)	(5.92)	89.10	42.35	611,334	0.86	0.86	(0.18)	54
Year ended 12/31/19	57.15	0.10	19.86	19.96	–	(9.96)	(9.96)	67.15	36.76	490,366	0.86	0.87	0.15	40
Series II
Year ended 12/31/23	38.85	(0.16)	15.70	15.54	–	(1.18)	(1.18)	53.21	40.60	247,067	1.11	1.11	(0.34)	63
Year ended 12/31/22	83.04	(0.18)	(25.40)	(25.58)	–	(18.61)	(18.61)	38.85	(31.30)	187,267	1.11	1.11	(0.30)	108
Year ended 12/31/21	84.31	(0.59)	10.77	10.18	–	(11.45)	(11.45)	83.04	11.65	254,909	1.11	1.11	(0.66)	68
Year ended 12/31/20	63.90	(0.31)	26.58	26.27	–	(5.86)	(5.86)	84.31	41.99	218,808	1.11	1.11	(0.43)	54
Year ended 12/31/19	54.90	(0.07)	19.03	18.96	–	(9.96)	(9.96)	63.90	36.43	162,221	1.11	1.12	(0.10)	40

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. American Franchise Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $16,154 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

Invesco V.I. American Franchise Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $550 million	0.620%

Next $3.45 billion	0.600%

Next $250 million	0.595%

Next $2.25 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Invesco V.I. American Franchise Fund

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $5,826.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $88,415 for accounting and fund administrative services and was reimbursed $970,708 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $12,884 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$714,254,354	$10,689,871	$–	$724,944,225

Money Market Funds	4,022,424	90,319,062	–	94,341,486

Total Investments	$718,276,778	$101,008,933	$–	$819,285,711

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. American Franchise Fund

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Long-term capital gain	$14,898,056	$175,292,902

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$342,987,403

Net unrealized appreciation – foreign currencies	252

Temporary book/tax differences	(140,182)

Capital loss carryforward	(3,210,490)

Shares of beneficial interest	385,717,904

Total net assets	$725,354,887

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$3,210,490	$–	$3,210,490

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $402,534,306 and $438,624,392, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$343,361,052

Aggregate unrealized (depreciation) of investments	(373,649)

Net unrealized appreciation of investments	$342,987,403

Cost of investments for tax purposes is $476,298,308.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $1,123,844, undistributed net realized gain (loss) was increased by $22,050 and shares of beneficial interest was decreased by $1,145,894. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	383,509	$19,833,437	210,704	$13,758,489

Series II	400,913	19,137,248	510,887	30,534,129

Issued as reinvestment of dividends:
Series I	193,014	9,544,532	2,619,456	114,653,573

Series II	119,900	5,353,524	1,526,670	60,639,319

Invesco V.I. American Franchise Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,125,807)	$(58,365,675)	(846,996)	$(56,319,609)

Series II	(697,492)	(33,028,027)	(287,260)	(16,925,351)

Net increase (decrease) in share activity	(725,963)	$(37,524,961)	3,733,461	$146,340,550

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Franchise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Franchise Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,092.80	$4.54	$1,020.87	$4.38	0.86%
Series II	1,000.00	1,091.30	5.85	1,019.61	5.65	1.11

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$14,898,056
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. American Franchise Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. American Value Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMVA-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. American Value Fund (the Fund) outperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	15.60%
Series II Shares	15.29
S&P 500 Index▼ (Broad Market Index)	26.29
Russell Midcap Value Index▼ (Style-Specific Index)	12.71
Lipper VUF Mid Cap Value Funds Index∎ (Peer Group Index)	10.61

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 During the fiscal year, we continued to use our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the fair economic worth of a business.

 The Fund outperformed the Russell Midcap Value Index during the fiscal year. Stock selection in information technology (IT), utilities and consumer staples contributed the most to performance relative to the Russell Midcap Value Index. Stock selection in financials was the largest detractor from relative performance during the fiscal year. On an absolute basis, holdings within the industrials and IT sectors made the largest contribution to overall returns, while holdings within financials were the largest detractors.

 Industrial company Vertiv Holdings was the largest contributor to Fund performance during the fiscal year. Shares of this global provider of critical digital infrastructure and continuity solutions rose after management raised full year 2023 guidance and authorized a $3 billion share repurchase plan over four years. A significant portion of Vertiv’s business is tied to data center spending, which stands to benefit from growth of artificial intelligence. IT company Jabil was also among the largest contributors to Fund performance. Shares of the US-based electronic components company rose after management reported an increase in profits and revenue for its fiscal second quarter that were above analyst expectations. Management also provided a positive outlook for the full year. We exited our position in Jabil during the fiscal year.

 Western Alliance Bancorporation was the largest individual detractor from Fund performance during the fiscal year. Shares of this West Coast regional bank fell along with the industry in general in the first half of the year. Western Alliance is well-capitalized and profitable. Management reported strong financial results for the third quarter of 2023 and deposit momentum continued to improve at the company with total insured and collateralized deposits now representing 82% of all deposits. Regional bank SVB Financial Group (SVB) was also among the largest detractors from Fund performance. We purchased SVB in the fourth quarter of 2022 after suboptimal balance sheet management decisions negatively impacted the bank’s near-term financial outlook. We assessed that the bank’s $180 billion in available liquidity and capital ratios that exceed the regulatory requirement would allow SVB to weather a period of below-average profitability. However, in early March, bank management chose to sell a large block of investment securities at a loss to improve near-term profitability while simultaneously opting to raise equity capital. These inopportune decisions sparked a bank run by depositors of unprecedented speed that caused the bank to fail. We exited our positions in Western Alliance and SVB during the fiscal year.

 We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value –the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

 At the end of the year, the difference between the market price and the estimated intrinsic value of the Fund was very attractive,

Invesco V.I. American Value Fund

according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

 We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment in Invesco V.I. American Value Fund and for sharing our long-term investment perspective.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Lipper Inc.

Portfolio manager(s):

Jonathan Edwards

Jonathan Mueller

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (1/2/97)	9.47%
10 Years	7.26
5 Years	12.74
1 Year	15.60

Series II Shares
Inception (5/5/03)	9.75%
10 Years	6.98
5 Years	12.45
1 Year	15.29

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Value Fund

Supplemental Information

Invesco V.I. American Value Fund’s investment objective is long-term capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Mid Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. American Value Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	20.85%

Financials	14.93

Energy	14.20

Information Technology	12.05

Health Care	11.26

Materials	9.34

Consumer Staples	5.34

Consumer Discretionary	5.14

Utilities	4.63

Money Market Funds Plus Other Assets Less Liabilities	2.26

Top 10 Equity Holdings*

		% of total net assets

1.	Expedia Group, Inc.	3.36%

2.	Centene Corp.	3.28

3.	Lumentum Holdings, Inc.	3.12

4.	Avantor, Inc.	2.69

5.	Huntington Bancshares, Inc.	2.64

6.	NRG Energy, Inc.	2.57

7.	Vertiv Holdings Co.	2.55

8.	Leonardo S.p.A.	2.55

9.	Fidelity National Information Services, Inc.	2.55

10.	KBR, Inc.	2.42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. American Value Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–97.74%
Aerospace & Defense–4.15%
Huntington Ingalls Industries, Inc.	20,600	$5,348,584

Leonardo S.p.A. (Italy)	514,300	8,497,835

		13,846,419

Automotive Parts & Equipment–1.25%
Dana, Inc.	285,300	4,168,233

Coal & Consumable Fuels–0.85%
Cameco Corp. (Canada)	66,077	2,847,919

Communications Equipment–3.12%
Lumentum Holdings, Inc.(b)(c)	198,234	10,391,426

Construction & Engineering–3.95%
AECOM(c)	71,087	6,570,572

MasTec, Inc.(b)(c)	87,300	6,610,356

		13,180,928

Construction Machinery & Heavy Transportation Equipment–1.40%
Oshkosh Corp.	43,159	4,678,867

Copper–1.95%
Freeport-McMoRan, Inc.(c)	152,500	6,491,925

Diversified Banks–1.66%
U.S. Bancorp	128,100	5,544,168

Diversified Chemicals–1.47%
Huntsman Corp.	195,300	4,907,889

Diversified Metals & Mining–2.07%
Teck Resources Ltd., Class B (Canada)	163,400	6,906,918

Electric Utilities–2.57%
NRG Energy, Inc.(c)	165,800	8,571,860

Electrical Components & Equipment–2.55%
Vertiv Holdings Co.	177,196	8,510,723

Electronic Components–2.34%
Coherent Corp.(b)	179,500	7,813,635

Electronic Manufacturing Services–2.04%
Flex Ltd.(b)	223,111	6,795,961

Food Distributors–3.45%
Performance Food Group Co.(b)(c)	82,117	5,678,390

US Foods Holding Corp.(b)(c)	127,921	5,808,893

		11,487,283

Gold–1.90%
Agnico Eagle Mines Ltd. (Canada)	115,526	6,336,601

Health Care Distributors–1.87%
Henry Schein, Inc.(b)	82,300	6,230,933

Health Care Facilities–1.09%
Universal Health Services, Inc., Class B	23,794	3,627,157

	Shares	Value

Health Care Services–0.50%
Fresenius Medical Care AG (Germany)	39,940	$1,669,822

Hotels, Resorts & Cruise Lines–3.89%
Expedia Group, Inc.(b)	73,900	11,217,281

Travel + Leisure Co.	44,741	1,748,926

		12,966,207

Household Products–1.89%
Spectrum Brands Holdings, Inc.(c)	79,100	6,309,807

Human Resource & Employment Services–0.97%
ManpowerGroup, Inc.	40,849	3,246,270

Independent Power Producers & Energy Traders–2.06%
Vistra Corp.	178,200	6,864,264

Insurance Brokers–2.08%
Willis Towers Watson PLC	28,700	6,922,440

Integrated Oil & Gas–1.54%
Cenovus Energy, Inc. (Canada)	309,100	5,146,515

Investment Banking & Brokerage–1.64%
Goldman Sachs Group, Inc. (The)	14,200	5,477,934

Life Sciences Tools & Services–2.69%
Avantor, Inc.(b)(c)	393,200	8,976,756

Managed Health Care–5.11%
Centene Corp.(b)	147,338	10,933,953

Molina Healthcare, Inc.(b)	16,900	6,106,139

		17,040,092

Oil & Gas Exploration & Production–8.35%
APA Corp.	166,800	5,984,784

ARC Resources Ltd. (Canada)	437,900	6,500,504

EQT Corp.(c)	109,200	4,221,672

Murphy Oil Corp.	69,300	2,956,338

Ovintiv, Inc.	95,600	4,198,752

Southwestern Energy Co.(b)(c)	609,800	3,994,190

		27,856,240

Oil & Gas Refining & Marketing–1.43%
Phillips 66	35,900	4,779,726

Oil & Gas Storage & Transportation–2.03%
New Fortress Energy, Inc.(c)	179,037	6,755,066

Paper & Plastic Packaging Products & Materials–0.91%
Sealed Air Corp.	83,300	3,042,116

Regional Banks–7.00%
Huntington Bancshares, Inc.	690,550	8,783,796

Pinnacle Financial Partners, Inc.	90,100	7,858,522

Webster Financial Corp.	132,100	6,705,396

		23,347,714

Research & Consulting Services–4.34%
Jacobs Solutions, Inc.	49,400	6,412,120

KBR, Inc.	145,500	8,062,155

		14,474,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value

Semiconductor Materials & Equipment–2.97%
Applied Materials, Inc.	9,600	$1,555,872

Lam Research Corp.	2,400	1,879,824

MKS Instruments, Inc.	62,868	6,467,231

		9,902,927

Semiconductors–1.58%
Skyworks Solutions, Inc.(c)	46,700	5,250,014

Silver–1.04%
Pan American Silver Corp. (Canada)	211,288	3,450,333

Trading Companies & Distributors–3.49%
Air Lease Corp., Class A	140,600	5,896,764

WESCO International, Inc.(c)	33,100	5,755,428

		11,652,192

Transaction & Payment Processing Services–2.55%
Fidelity National Information Services, Inc.	141,300	8,487,891

Total Common Stocks & Other Equity Interests (Cost $277,219,467)		325,957,446

Money Market Funds–2.32%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	2,697,387	2,697,387

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	1,969,243	$1,970,622

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	3,082,729	3,082,729

Total Money Market Funds (Cost $7,750,047)		7,750,738

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.06% (Cost $284,969,514)		333,708,184

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–13.66%
Invesco Private Government Fund, 5.32%(d)(e)(f)	12,457,105	12,457,105

Invesco Private Prime Fund, 5.55%(d)(e)(f)	33,062,217	33,085,360

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $45,536,493)		45,542,465

TOTAL INVESTMENTS IN SECURITIES–113.72% (Cost $330,506,007)		379,250,649

OTHER ASSETS LESS LIABILITIES–(13.72)%		(45,749,211)

NET ASSETS–100.00%		$333,501,438

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value
	December 31, 2022	at Cost	from Sales	(Depreciation)	Gain	December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 4,352,027	$ 45,847,679	$ (47,502,319)	$ -	$ -	$ 2,697,387	$ 156,233
Invesco Liquid Assets Portfolio, Institutional Class	3,151,573	32,748,342	(33,930,227)	(251)	1,185	1,970,622	97,943
Invesco Treasury Portfolio, Institutional Class	4,973,745	52,397,347	(54,288,363)	-	-	3,082,729	150,314
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,083,555	177,571,877	(173,198,327)	-	-	12,457,105	356,156*
Invesco Private Prime Fund	20,786,286	368,755,570	(356,475,933)	4,949	14,488	33,085,360	958,736*
Total	$41,347,186	$677,320,815	$(665,395,169)	$4,698	$15,673	$53,293,203	$1,719,382

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts
						Unrealized Appreciation (Depreciation)
Settlement		Contract to
Date	Counterparty	Deliver		Receive
Currency Risk
01/16/2024	Barclays Capital	EUR	8,644,914	USD	9,302,062	$(246,313)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized Appreciation (Depreciation)
Settlement		Contract to
Date	Counterparty	Deliver		Receive
01/16/2024	Deutsche Bank AG	EUR	474,304	USD	518,419	$ (5,453)
Total Forward Foreign Currency Contracts						$(251,766)

Abbreviations:

EUR - Euro

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $277,219,467)*	$325,957,446

Investments in affiliated money market funds, at value (Cost $53,286,540)	53,293,203

Cash	48,310

Cash collateral from securities on loan	2,453,291

Receivable for:
Fund shares sold	101,656

Dividends	421,253

Investment for trustee deferred compensation and retirement plans	92,075

Other assets	867

Total assets	382,368,101

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	251,766

Payable for:
Fund shares reacquired	288,708

Amount due custodian – foreign currency, at value (Cost $412)	400

Accrued foreign taxes	8,955

Collateral upon return of securities loaned	47,989,784

Accrued fees to affiliates	180,072

Accrued other operating expenses	46,573

Trustee deferred compensation and retirement plans	100,405

Total liabilities	48,866,663

Net assets applicable to shares outstanding	$333,501,438

Net assets consist of:

Shares of beneficial interest	$279,214,850

Distributable earnings	54,286,588

$333,501,438

Net Assets:
Series I	$150,856,691

Series II	$182,644,747

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	10,788,859

Series II	13,297,761

Series I:
Net asset value per share	$13.98

Series II:
Net asset value per share	$13.73

*	At December 31, 2023, securities with an aggregate value of $46,385,465 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $136,391)	$5,619,828

Dividends from affiliated money market funds (includes net securities lending income of $53,000)	457,490

Total investment income	6,077,318

Expenses:

Advisory fees	2,164,417

Administrative services fees	515,994

Custodian fees	13,215

Distribution fees – Series II	427,731

Transfer agent fees	15,841

Trustees’ and officers’ fees and benefits	18,743

Reports to shareholders	4,407

Professional services fees	52,347

Other	5,354

Total expenses	3,218,049

Less: Fees waived	(9,410)

Net expenses	3,208,639

Net investment income	2,868,679

Realized and unrealized gain (loss) from:

Net realized gain from:
Unaffiliated investment securities	4,798,095

Affiliated investment securities	15,673

Foreign currencies	19,808

Forward foreign currency contracts	364,026

5,197,602

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	35,833,776

Affiliated investment securities	4,698

Foreign currencies	674

Forward foreign currency contracts	(158,832)

35,680,316

Net realized and unrealized gain	40,877,918

Net increase in net assets resulting from operations	$43,746,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$2,868,679	$2,752,021

Net realized gain	5,197,602	72,015,012

Change in net unrealized appreciation (depreciation)	35,680,316	(87,485,583)

Net increase (decrease) in net assets resulting from operations	43,746,597	(12,718,550)

Distributions to shareholders from distributable earnings:

Series I	(30,472,151)	(28,336,845)

Series II	(36,106,345)	(31,437,954)

Total distributions from distributable earnings	(66,578,496)	(59,774,799)

Share transactions–net:

Series I	13,458,750	19,641,104

Series II	13,246,221	7,694,720

Net increase in net assets resulting from share transactions	26,704,971	27,335,824

Net increase (decrease) in net assets	3,873,072	(45,157,525)

Net assets:

Beginning of year	329,628,366	374,785,891

End of year	$333,501,438	$329,628,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$15.70	$0.16	$ 1.70	$ 1.86	$(0.11)	$(3.47)	$(3.58)	$13.98	15.60%	$150,857	0.89%	0.89%	1.05%	60%
Year ended 12/31/22	20.13	0.18	(0.89)	(0.71)	(0.15)	(3.57)	(3.72)	15.70	(2.61)	147,248	0.89	0.89	0.97	139
Year ended 12/31/21	15.80	0.13	4.28	4.41	(0.08)	-	(0.08)	20.13	27.95	160,576	0.89	0.89	0.69	82
Year ended 12/31/20	15.92	0.10	0.04	0.14	(0.13)	(0.13)	(0.26)	15.80	1.12	73,098	0.93	0.93	0.74	59
Year ended 12/31/19	13.86	0.12	3.24	3.36	(0.11)	(1.19)	(1.30)	15.92	25.03	84,799	0.92	0.92	0.78	68
Series II
Year ended 12/31/23	15.48	0.12	1.66	1.78	(0.06)	(3.47)	(3.53)	13.73	15.29	182,645	1.14	1.14	0.80	60
Year ended 12/31/22	19.89	0.13	(0.88)	(0.75)	(0.09)	(3.57)	(3.66)	15.48	(2.86)	182,381	1.14	1.14	0.72	139
Year ended 12/31/21	15.62	0.08	4.23	4.31	(0.04)	-	(0.04)	19.89	27.62	214,210	1.14	1.14	0.44	82
Year ended 12/31/20	15.74	0.07	0.03	0.10	(0.09)	(0.13)	(0.22)	15.62	0.86	167,974	1.18	1.18	0.49	59
Year ended 12/31/19	13.71	0.08	3.21	3.29	(0.07)	(1.19)	(1.26)	15.74	24.71	233,890	1.17	1.17	0.53	68

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $61,601,599 in connection with the acquisition of Invesco V.I. Value Opportunities Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. American Value Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $4,066 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

Invesco V.I. American Value Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $1.5 billion	0.620%

Next $2.5 billion	0.595%

Next $2.5 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.69%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $9,410.

Invesco V.I. American Value Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $45,496 for accounting and fund administrative services and was reimbursed $470,498 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as

Distribution fees.

For the year ended December 31, 2023, the Fund incurred $30,965 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$315,789,789	$10,167,657	$–	$325,957,446

Money Market Funds	7,750,738	45,542,465	–	53,293,203

Total Investments in Securities	323,540,527	55,710,122	–	379,250,649

Other Investments – Liabilities*

Forward Foreign Currency Contracts	–	(251,766)	–	(251,766)

Total Investments	$323,540,527	$55,458,356	$–	$378,998,883

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value

Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(251,766)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(251,766)

Invesco V.I. American Value Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial
	Derivative		Collateral
	Liabilities		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Barclays Capital	$(246,313)	$(246,313)	$–	$–	$(246,313)

Deutsche Bank AG	(5,453)	(5,453)	–	–	(5,453)

Total	$(251,766)	$(251,766)	$–	$–	$(251,766)

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$ 364,026
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(158,832)
Total	$ 205,194

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$9,993,583

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$1,537,636	$24,285,624

Long-term capital gain	65,040,860	35,489,175

Total distributions	$66,578,496	$59,774,799

*	Includes short-term capital gain distributions, if any.

Invesco V.I. American Value Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$3,060,470

Undistributed long-term capital gain	7,706,513

Net unrealized appreciation – investments	43,584,116

Net unrealized appreciation – foreign currencies	2,243

Temporary book/tax differences	(66,754)

Shares of beneficial interest	279,214,850

Total net assets	$333,501,438

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $184,513,280 and $216,236,394, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$49,790,668

Aggregate unrealized (depreciation) of investments	(6,206,552)

Net unrealized appreciation of investments	$43,584,116

 Cost of investments for tax purposes is $335,414,767.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, foreign currency transactions and fair fund distributions, on December 31, 2023, undistributed net investment income was increased by $67,335 and undistributed net realized gain was decreased by $67,335. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	593,833	$9,101,305	985,521	$18,760,373

Series II	3,061,550	44,280,681	2,538,108	42,947,401

Issued as reinvestment of dividends:
Series I	2,541,464	30,472,151	1,896,710	28,336,845

Series II	3,065,055	36,106,345	2,132,833	31,437,954

Reacquired:
Series I	(1,723,164)	(26,114,706)	(1,483,083)	(27,456,114)

Series II	(4,607,869)	(67,140,805)	(3,663,295)	(66,690,635)

Net increase in share activity	2,930,869	$26,704,971	2,406,794	$27,335,824

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,129.40	$4.78	$1,020.72	$4.53	0.89%
Series II	1,000.00	1,128.10	6.11	1,019.46	5.80	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$65,040,860
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. American Value Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIBRA-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco V.I. Balanced-Risk Allocation Fund (the Fund) underperformed the Custom Invesco V.I. Balanced-Risk Allocation Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	6.63%
Series II Shares	6.40
MSCI World Index▼ (Broad Market Index)	23.79
Custom Invesco V.I. Balanced-Risk Allocation Index◾ (Style-Specific Index)	16.35
Lipper Alternative Global Macro Funds Index◆ (Peer Group Index)	10.54

Source(s): ▼RIMES Technologies Corp.; ◾ Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

For the fiscal year ended December 31, 2023, the Fund at NAV reported positive absolute performance as two of the macro factors in which the Fund invests (growth and defensive assets) contributed to Fund performance.

 The Fund’s strategic exposure to the growth macro factor, obtained through the use of swaps and futures, contributed to results for the fiscal year, as all six markets in which the Fund invests delivered positive returns and many closed the year at or near all-time highs. US equities were the top contributor to results with small-caps outperforming their large-cap counterparts as markets continued their upward trend as inflation showed signs of cooling and stronger-than-expected economic data boosted optimism that a soft landing was possible. Gains in US large cap equities became broader based due to a healthier-than-expected economic backdrop, compared to earlier in the year when performance was concentrated in the seven largest stocks, boosted by investor optimism around artificial intelligence prospects, rather than the strength of the economy. Small-cap stocks lagged large-caps in the first half of the year due to inflation and recession fears, but they outperformed their large cap counterparts in the latter half of the year as higher beta exposures benefited from growing expectations for interest rate cuts in 2024. Japanese equities contributed on the back of strong corporate earnings and the Bank of Japan continuing to maintain its more accommodative monetary policy relative to the rest of the developed world. European equities also posted gains as economic data suggested that economic conditions were stabilizing. Despite China’s lackluster economic recovery continuing to be a headwind, emerging market equities contributed as continued economic resilience led investors to favor riskier assets. UK equities only slightly contributed for the period due to the lack of relative exposure to information technology and heavier weighting to sectors like consumer staples, healthcare, and financial and energy. Exposure to defensive put options detracted as markets rose. Tactical shifts within equities through the fiscal year contributed to results due to timely positioning in European and Japanese equities.

 The Fund’s strategic exposure to the defensive macro factor, obtained through the use of swaps and futures, contributed to results for the fiscal year. After a year of persistent strong inflation readings and aggressive actions by central banks, four of the six markets posted gains as market sentiment improved dramatically and investors pivoted away from the prospect of a “higher-for-longer” monetary regime. German bunds were the top contributor due to continued disinflation and signs of slowing economic growth in several major developed markets, fueling expectations of rate cuts in 2024. Australian bonds and UK gilts generated modest gains with markets pricing in lower inflation and a lower rate environment. Japanese bonds benefited with the Bank of Japan maintaining its loose monetary policy. In terms of detractors from performance, US Treasuries were the leading detractor for the year. It is important to note the Portfolio was absent an allocation to US Treasuries in May, October, and November due to the rising credit default spread in those months. Canadian bonds slightly detracted from results as the Bank of Canada continued to raise rates throughout the fiscal year before pressing pause in September amid signs of slowing economic growth, fueling expectations that the Bank of Canada would begin easing in 2024. Exposure to defensive factor premia slightly contributed to results as factors outperformed their base indexes. Tactical shifts in the defense macro factor produced losses in the fiscal year as factors such as the rising inflation and rate environment led our models to be underweight bonds.

 The Fund’s strategic exposure to the real return macro factor, obtained through the use of swaps, futures and commodity-linked notes, detracted from Fund performance, led by energy. The key driver of energy weakness was the slowdown in global growth from key demand centers like the US and China. Agriculture commodities were also a detractor due to underperformance from corn, soybean oil, and wheat as geopolitical concerns paired with adverse weather conditions affected the supply and demand dynamics in the global market. Industrial metals slightly detracted from performance with losses in aluminum and copper, even with copper hitting an eight-month high due to speculation that demand will increase with the potential for central banks to reduce interest rates next year. Precious metals were the top contributor with gold outperforming silver. Gold rallied sharply in the last two months of the year on skepticism around the ability of global economies to stick a soft landing amidst sticky inflation and geopolitical uncertainty and prospect of declining real rates next year. Tactical shifts in commodities detracted from the Fund’s absolute performance during the fiscal year as commodity performance became volatile later in the fiscal year creating whipsaw losses.

 Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your continued investment in Invesco V.I. Balanced-Risk Allocation Fund. As always, we welcome your comments and questions.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
3	Source: Lipper, Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (1/23/09)	6.63%
10 Years	4.03
5 Years	4.90
1 Year	6.63
Series II Shares
Inception (1/23/09)	6.37%
10 Years	3.79
5 Years	4.66
1 Year	6.40

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Supplemental Information

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco V.I. Balanced-Risk Allocation Index is composed of the MSCI World Index and Bloomberg U.S. Aggregate Bond Index. Prior to May 2, 2011, the index comprised the MSCI World Index, JP Morgan GBI Global Index and FTSE US 3-Month Treasury Bill Index. The Bloomberg U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The FTSE US 3-Month Treasury Bill Index is considered representative of three-month US Treasury bills. The JP Morgan GBI Global Index tracks the performance of fixed-rate issuances from high-income developed market countries.

∎	The Bloomberg U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market.
∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Balanced-Risk Allocation Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of December 31, 2023

Asset Class	Target Risk Contribution*	Notional Asset Weights**

Equities and Options	44.52%	62.37%

Fixed Income	22.96	62.97

Commodities	32.52	29.48

Total	100.00%	154.82%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–2.03%(a)
U.S. Treasury Bills–2.03%
U.S. Treasury Bills (Cost 9,212,594)(b)	4.59%	01/25/2024	$9,240	$9,212,594

			Shares
Money Market Funds–91.29%(c)
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)			125,718,356	125,718,356

Invesco Government Money Market Fund, Cash Reserve Shares, 5.18%(d)			57,361,998	57,361,998

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 5.59%(d)			41,173,803	41,173,803

Invesco Premier U.S. Government Money Portfolio, Institutional Class, 5.25%(d)			64,694,230	64,694,230

Invesco Treasury Obligations Portfolio, Institutional Class, 5.20%(d)			51,505,418	51,505,418

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)			64,046,146	64,046,146

Invesco V.I. Government Money Market Fund, Series I, 5.05%(d)			9,240,310	9,240,310

Total Money Market Funds (Cost $413,740,261)				413,740,261

Options Purchased–0.51%
(Cost $5,000,206)(e)				2,318,923

TOTAL INVESTMENTS IN SECURITIES–93.83% (Cost $427,953,061)				425,271,778

OTHER ASSETS LESS LIABILITIES–6.17%				27,962,423

NET ASSETS–100.00%				$453,234,201

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$172,565,155	$ 345,086,092	$ (391,932,891)	$-	$-	$125,718,356	$8,062,804
Invesco Government Money Market Fund, Cash Reserve Shares	30,163,298	75,086,177	(47,887,477)	-	-	57,361,998	2,154,774
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	-	286,474,023	(245,300,220)	-	-	41,173,803	2,687,458
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	36,783,443	8,369,112	(45,152,555)	-	-	-	58,546
Invesco Premier U.S. Government Money Portfolio, Institutional Class	101,216,220	61,983,062	(98,505,052)	-	-	64,694,230	4,534,433
Invesco Treasury Obligations Portfolio, Institutional Class	171,324,067	-	(119,818,649)	-	-	51,505,418	6,299,289
Invesco Treasury Portfolio, Institutional Class	84,365,155	380,168,342	(400,487,351)	-	-	64,046,146	3,838,261
Invesco V.I. Government Money Market Fund, Series I	16,640,310	9,240,310	(16,640,310)	-	-	9,240,310	654,640
Total	$613,057,648	$1,166,407,118	$(1,365,724,505)	$-	$-	$413,740,261	$28,290,205

(e)	The table below details options purchased.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value

Equity Risk

EURO STOXX 50 Index	Put	01/19/2024	30	EUR	3,900.00	EUR	1,170,000	$397

EURO STOXX 50 Index	Put	05/17/2024	30	EUR	4,200.00	EUR	1,260,000	22,454

EURO STOXX 50 Index	Put	06/21/2024	30	EUR	4,250.00	EUR	1,275,000	32,423

EURO STOXX 50 Index	Put	07/19/2024	30	EUR	4,300.00	EUR	1,290,000	39,808

EURO STOXX 50 Index	Put	10/18/2024	30	EUR	4,100.00	EUR	1,230,000	38,318

EURO STOXX 50 Index	Put	11/15/2024	30	EUR	4,000.00	EUR	1,200,000	35,702

EURO STOXX 50 Index	Put	12/20/2024	30	EUR	4,350.00	EUR	1,305,000	68,887

EURO STOXX 50 Index	Put	02/16/2024	30	EUR	4,100.00	EUR	1,230,000	2,948

EURO STOXX 50 Index	Put	03/15/2024	30	EUR	4,150.00	EUR	1,245,000	7,650

EURO STOXX 50 Index	Put	04/19/2024	30	EUR	4,200.00	EUR	1,260,000	15,268

EURO STOXX 50 Index	Put	08/16/2024	30	EUR	4,400.00	EUR	1,320,000	55,308

EURO STOXX 50 Index	Put	09/20/2024	30	EUR	4,200.00	EUR	1,260,000	41,696

FTSE 100 Index	Put	01/19/2024	17	GBP	7,450.00	GBP	1,266,500	2,059

FTSE 100 Index	Put	05/17/2024	17	GBP	7,800.00	GBP	1,326,000	47,239

FTSE 100 Index	Put	06/21/2024	17	GBP	7,575.00	GBP	1,287,750	36,837

FTSE 100 Index	Put	07/19/2024	17	GBP	7,575.00	GBP	1,287,750	38,354

FTSE 100 Index	Put	09/20/2024	17	GBP	7,500.00	GBP	1,275,000	46,588

FTSE 100 Index	Put	10/18/2024	17	GBP	7,500.00	GBP	1,275,000	44,638

FTSE 100 Index	Put	11/15/2024	17	GBP	7,275.00	GBP	1,236,750	38,788

FTSE 100 Index	Put	12/20/2024	17	GBP	7,450.00	GBP	1,266,500	55,148

FTSE 100 Index	Put	02/16/2024	17	GBP	7,650.00	GBP	1,300,500	14,410

FTSE 100 Index	Put	03/15/2024	17	GBP	7,800.00	GBP	1,326,000	36,729

FTSE 100 Index	Put	04/19/2024	17	GBP	7,575.00	GBP	1,287,750	24,486

FTSE 100 Index	Put	08/16/2024	17	GBP	7,500.00	GBP	1,275,000	38,896

MSCI Emerging Markets Index	Put	01/19/2024	22	USD	960.00	USD	2,112,000	3,080

MSCI Emerging Markets Index	Put	05/17/2024	22	USD	960.00	USD	2,112,000	37,180

MSCI Emerging Markets Index	Put	06/21/2024	22	USD	960.00	USD	2,112,000	45,760

MSCI Emerging Markets Index	Put	07/19/2024	22	USD	1,000.00	USD	2,200,000	78,540

MSCI Emerging Markets Index	Put	10/18/2024	22	USD	950.00	USD	2,090,000	68,420

MSCI Emerging Markets Index	Put	11/15/2024	22	USD	920.00	USD	2,024,000	58,850

MSCI Emerging Markets Index	Put	12/20/2024	22	USD	990.00	USD	2,178,000	110,880

MSCI Emerging Markets Index	Put	03/15/2024	22	USD	970.00	USD	2,134,000	23,760

MSCI Emerging Markets Index	Put	02/16/2024	22	USD	1,040.00	USD	2,288,000	61,271

MSCI Emerging Markets Index	Put	04/19/2024	22	USD	975.00	USD	2,145,000	37,290

MSCI Emerging Markets Index	Put	08/16/2024	22	USD	1,050.00	USD	2,310,000	131,340

MSCI Emerging Markets Index	Put	09/20/2024	22	USD	990.00	USD	2,178,000	87,010

Nikkei 225 Index	Put	03/08/2024	8	JPY	24,250.00	JPY	194,000,000	794

Nikkei 225 Index	Put	06/14/2024	8	JPY	28,250.00	JPY	226,000,000	18,723

Nikkei 225 Index	Put	06/14/2024	8	JPY	29,750.00	JPY	238,000,000	30,355

Nikkei 225 Index	Put	09/13/2024	8	JPY	32,250.00	JPY	258,000,000	91,064

Nikkei 225 Index	Put	09/13/2024	8	JPY	31,250.00	JPY	250,000,000	70,071

Nikkei 225 Index	Put	09/13/2024	8	JPY	32,000.00	JPY	256,000,000	84,823

Nikkei 225 Index	Put	12/13/2024	8	JPY	30,250.00	JPY	242,000,000	75,461

Nikkei 225 Index	Put	12/13/2024	8	JPY	31,750.00	JPY	254,000,000	103,262

Nikkei 225 Index	Put	12/13/2024	8	JPY	32,000.00	JPY	256,000,000	108,936

Nikkei 225 Index	Put	03/08/2024	8	JPY	26,000.00	JPY	208,000,000	1,418

Nikkei 225 Index	Put	03/08/2024	8	JPY	26,250.00	JPY	210,000,000	1,532

Nikkei 225 Index	Put	06/14/2024	8	JPY	27,000.00	JPY	216,000,000	12,199

S&P 500 Mini Index	Put	01/19/2024	22	USD	390.00	USD	858,000	176

S&P 500 Mini Index	Put	03/15/2024	22	USD	400.00	USD	880,000	1,650

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased–(continued)

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value

S&P 500 Mini Index	Put	07/19/2024	22	USD	453.00	USD	996,600	$20,812

S&P 500 Mini Index	Put	10/18/2024	22	USD	437.00	USD	961,400	22,847

S&P 500 Mini Index	Put	11/15/2024	22	USD	428.00	USD	941,600	22,792

S&P 500 Mini Index	Put	12/20/2024	22	USD	465.00	USD	1,023,000	41,316

S&P 500 Mini Index	Put	02/16/2024	22	USD	410.00	USD	902,000	880

S&P 500 Mini Index	Put	04/19/2024	22	USD	415.00	USD	913,000	4,521

S&P 500 Mini Index	Put	05/17/2024	22	USD	420.00	USD	924,000	7,051

S&P 500 Mini Index	Put	06/21/2024	22	USD	425.00	USD	935,000	10,285

S&P 500 Mini Index	Put	08/16/2024	22	USD	466.00	USD	1,025,200	29,656

S&P 500 Mini Index	Put	09/20/2024	22	USD	460.00	USD	1,012,000	29,887

Total Index Options Purchased								$2,318,923

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	111	July-2024	$ 8,421,570	$ (105,065)	$ (105,065)

Gasoline Reformulated Blendstock Oxygenate Blending	118	January-2024	10,438,823	109,431	109,431

Low Sulphur Gas Oil	27	January-2024	2,027,025	(53,326)	(53,326)

New York Harbor Ultra-Low Sulfur Diesel	115	March-2024	11,838,330	(1,378,798)	(1,378,798)

Silver	31	March-2024	3,733,330	(40,796)	(40,796)

WTI Crude	91	July-2024	6,523,790	(112,730)	(112,730)

Subtotal				(1,581,284)	(1,581,284)

Equity Risk
E-Mini Russell 2000 Index	361	March-2024	36,960,985	2,621,950	2,621,950

E-Mini S&P 500 Index	20	March-2024	4,820,000	159,897	159,897

EURO STOXX 50 Index	298	March-2024	14,945,432	(92,563)	(92,563)

FTSE 100 Index	30	March-2024	2,966,047	67,975	67,975

MSCI Emerging Markets Index	263	March-2024	13,593,155	602,302	602,302

Nikkei 225 Index	138	March-2024	32,738,298	107,007	107,007

Subtotal				3,466,568	3,466,568

Interest Rate Risk
Australia 10 Year Bonds	1,438	March-2024	114,323,675	3,086,036	3,086,036

Canada 10 Year Bonds	66	March-2024	6,185,337	282,014	282,014

Euro-Bund	676	March-2024	102,403,211	2,251,352	2,251,352

Japan 10 Year Bonds	124	March-2024	129,021,560	1,309,570	1,309,570

Long Gilt	171	March-2024	22,374,125	1,500,019	1,500,019

Subtotal				8,428,991	8,428,991

Total Futures Contracts				$10,314,275	$10,314,275

(a)	Futures contracts collateralized by $18,351,500 cash held with Goldman Sachs International, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.17%	Monthly	10,600	June–2024	USD	7,332,835	$–	$ 2,496	$ 2,496

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	83,000	February–2024	USD	8,448,570	–	150,952	150,952

Cargill, Inc.	Receive	Cargill Coffee Front Index	0.20	Monthly	10,900	July–2024	USD	1,886,390	–	140,472	140,472

Cargill, Inc.	Receive	Cargill Live Cattle Index	0.21	Monthly	3,300	November–2024	USD	305,872	–	10,231	10,231

Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	930	December–2024	USD	1,162,020	–	12,260	12,260

Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.22	Monthly	4,300	December–2024	USD	223,674	–	1,578	1,578

J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	43,500	October–2024	USD	6,105,921	–	7,969	7,969

Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.12	Monthly	34,700	July–2024	USD	7,643,362	–	0	0

Merrill Lynch International	Receive	MLCISCE Excess Return Index	0.12	Monthly	17,500	February–2024	USD	903,555	–	0	0

Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	22,000	September–2024	USD	2,592,977	–	0	0

Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	20,500	June–2024	USD	1,415,297	–	0	0

Merrill Lynch International	Receive	MLCX6CTE Excess Return Index	0.18	Monthly	28,600	February–2024	USD	2,574,289	–	0	0

Morgan Stanley and Co. International PLC	Receive	S&P GSCI Aluminum Dynamic Index Excess Return	0.30	Monthly	60,700	July–2024	USD	6,287,130	–	269,162	269,162

Royal Bank of Canada	Receive	RBC Commodity CT01 Excess Return Custom Index	0.28	Monthly	37,500	February–2024	USD	4,873,268	–	0	0

Royal Bank of Canada	Receive	RBC Commodity KCE0 Excess Return Custom Index	0.18	Monthly	158,000	December–2024	USD	3,275,514	–	0	0

Royal Bank of Canada	Receive	RBC Commodity SB01 Excess Return Custom Index	0.20	Monthly	23,300	February–2024	USD	3,831,368	–	0	0

Royal Bank of Canada	Receive	RBC Commodity SO01 Excess Return Custom Index	0.18	Monthly	20,800	February–2024	USD	2,884,891	–	0	0

Subtotal – Appreciation									–	595,120	595,120

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.19%	Monthly	2,380	February–2024	USD	3,035,050	$–	$ (81,118)	$ (81,118)

Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Index Excess Return	0.19	Monthly	7,300	February–2024	USD	2,972,726	–	(81,475)	(81,475)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Bean Oil Commodity Index	0.26	Monthly	9,400	February–2024	USD	1,184,483	–	(51,268)	(51,268)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Index	0.28	Monthly	20,000	February–2024	USD	3,122,062	–	(38,074)	(38,074)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index	0.14	Monthly	13,700	February–2024	USD	3,457,496	–	(158,290)	(158,290)

Cargill, Inc.	Receive	Cargill Soybean Oil Index	0.24	Monthly	17,000	February–2024	USD	2,884,087	–	(26,904)	(26,904)

Cargill, Inc.	Receive	Cargill Sugar Index	0.20	Monthly	8,900	February–2024	USD	4,471,104	–	(470,436)	(470,436)

Goldman Sachs International	Receive	Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return	0.14	Monthly	9,300	February–2024	USD	4,523,920	–	(125,620)	(125,620)

Goldman Sachs International	Receive	S&P GSCI Soybean Oil Excess Return Index	0.25	Monthly	23,000	February–2024	USD	2,995,398	–	(105,726)	(105,726)

J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	26,700	February–2024	USD	10,052,948	–	(452,004)	(452,004)

Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	123,000	February–2024	USD	6,582,554	–	(14,010)	(14,010)

Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Soymeal type A Excess Return	0.17	Monthly	11,070	February–2024	USD	4,805,763	–	(95,189)	(95,189)

Subtotal – Depreciation									–	(1,700,114)	(1,700,114)

Total – Total Return Swap Agreements									$–	$(1,104,994)	$(1,104,994)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,310,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

BNP Paribas S.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.640%	Monthly	1,500	March–2024	USD	2,811,405	$–	$127,140	$127,140

BNP Paribas S.A.	Receive	MSCI EMU Minimum Volatility Index	1 Month EURIBOR - 0.010%	Monthly	2,230	March–2024	EUR	7,205,844	–	3,151	3,151

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.185%	Monthly	312,044	February–2024	JPY	1,011,387,651	–	321,140	321,140

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.195%	Monthly	218,065	February–2024	JPY	706,785,736	–	224,421	224,421

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.220%	Monthly	244,891	January–2024	JPY	793,733,362	–	252,029	252,029

Citibank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.190%	Monthly	450	May–2024	GBP	2,365,884	–	26,324	26,324

Citibank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.330%	Monthly	290	February–2024	GBP	1,868,577	–	28,987	28,987

Citibank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.245%	Monthly	538	January–2024	GBP	3,684,692	–	78,628	78,628

Citibank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.340%	Monthly	120	January–2024	GBP	821,864	–	17,538	17,538

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.680%	Monthly	1,756	February–2024	USD	11,922,801	–	634,899	634,899

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.680%	Monthly	1,264	February–2024	USD	8,582,244	–	457,012	457,012

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.420%	Monthly	810	June–2024	USD	6,654,847	–	16,255	16,255

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Quality Total Return Index	SOFR + 0.440%	Monthly	580	April–2024	USD	6,518,075	–	44,174	44,174

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.415%	Monthly	950	June–2024	USD	6,350,332	–	51,080	51,080

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.240%	Monthly	950	May–2024	GBP	4,994,644	–	55,572	55,572

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.350%	Monthly	170	May–2024	GBP	874,456	–	34,574	34,574

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.310%	Monthly	880	May–2024	GBP	5,670,166	$ –	$87,960	$ 87,960

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.350%	Monthly	120	May–2024	GBP	756,247	–	33,609	33,609

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.370%	Monthly	130	April–2024	GBP	875,702	–	37,674	37,674

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.690%	Monthly	2,396	March–2024	USD	4,490,751	–	203,085	203,085

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.690%	Monthly	2,299	February–2024	USD	4,308,947	–	194,863	194,863

J.P. Morgan Chase Bank, N.A.	Receive	MSCI EMU Minimum Volatility Index	1 Month EURIBOR - 0.050%	Monthly	320	January–2024	EUR	1,034,022	–	452	452

Merrill Lynch International	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.260%	Monthly	412	January–2024	GBP	2,821,734	–	60,213	60,213

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.570%	Monthly	4,405	February–2024	USD	8,256,159	–	373,368	373,368

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.600%	Monthly	600	June–2024	USD	1,126,602	–	48,816	48,816

Subtotal – Appreciation									–	3,412,964	3,412,964

Equity Risk

BNP Paribas S.A.	Receive	MSCI EMU Quality Index	1 Month EURIBOR + 0.000%	Monthly	2,020	January–2024	EUR	8,838,975	–	(99,498)	(99,498)

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.325%	Monthly	185,593	February–2024	JPY	613,082,348	–	(45,727)	(45,727)

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.330%	Monthly	151,780	February–2024	JPY	501,385,499	–	(37,396)	(37,396)

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.365%	Monthly	158,750	January–2024	JPY	524,409,988	–	(39,113)	(39,113)

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.370%	Monthly	26,250	January–2024	JPY	86,713,463	–	(6,468)	(6,468)

Citibank, N.A.	Receive	MSCI EMU Momentum Index	1 Month EURIBOR + 0.180%	Monthly	1,520	January–2024	EUR	8,510,988	–	(75,163)	(75,163)

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.160%	Monthly	67,000	February–2024	JPY	219,464,530	–	(3,307)	(3,307)

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.351%	Monthly	85,627	January–2024	JPY	282,857,663	–	(21,097)	(21,097)

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.375%	Monthly	110,000	January–2024	JPY	363,370,700	11,292	(27,102)	(38,394)

Subtotal – Depreciation									11,292	(354,871)	(366,163)

Total – Total Return Swap Agreements									$11,292	$3,058,093	$3,046,801

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,310,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Barclays Commodity Strategy 1452 Excess Return Index

Long Futures Contracts

Copper	100%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

Long Futures Contracts

Copper	100%

Cargill Coffee Front Index

Long Futures Contracts

Coffee	100%

Cargill Live Cattle Index

Long Futures Contracts

Live Cattle	100%

Single Commodity Index Excess Return

Long Futures Contracts

Wheat	100%

Single Commodity Index Excess Return

Long Futures Contracts

Gold	100%

S&P GSCI Gold Index Excess Return

Long Futures Contracts

Gold	100%

Merrill Lynch Gold Excess Return Index

Long Futures Contracts

Gold	100%

MLCISCE Excess Return Index

Long Futures Contracts

Corn	100%

MLCX Aluminum Annual Excess Return Index

Long Futures Contracts

Aluminium	100%

MLCX Natural Gas Annual Excess Return Index

Long Futures Contracts

Natural Gas	100%

MLCX6CTE Excess Return Index

Long Futures Contracts

Cotton	100%

S&P GSCI Aluminum Dynamic Index Excess Return

Long Futures Contracts

Aluminium	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

RBC Commodity CT01 Excess Return Custom Index

Long Futures Contracts

Cotton	100%

RBC Commodity KCE0 Excess Return Custom Index

Long Futures Contracts

Copper	100%

RBC Commodity SB01 Excess Return Custom Index

Long Futures Contracts

Sugar	100%

RBC Commodity SO01 Excess Return Custom Index

Long Futures Contracts

Soybean	100%

Barclays Soybean Meal S2 Nearby Excess Return Index

Long Futures Contracts

Soybean Meal	100%

Barclays Soybeans Seasonal Index Excess Return

Long Futures Contracts

Soybean	100%

Canadian Imperial Bank of Commerce Seasonally Enhanced Bean Oil Commodity Index

Long Futures Contracts

Soybean Oil	100%

Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Index

Long Futures Contracts

Cotton	100%

Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index

Long Futures Contracts

Soybean Meal	100%

Cargill Soybean Oil Index

Long Futures Contracts

Sugar	100%

Cargill Sugar Index

Long Futures Contracts

Soybean Oil	100%

Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return

Long Futures Contracts

Soybean	100%

S&P GSCI Soybean Oil Excess Return Index

Long Futures Contracts

Soybean Oil	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

J.P. Morgan Contag Beta Gas Oil Excess Return Index

Long Futures Contracts

Gas Oil	100%

Macquarie Aluminum Dynamic Selection Index

Long Futures Contracts

Aluminium	100%

Macquarie Single Commodity Soymeal type A Excess Return

Long Futures Contracts

Soybean Meal	100%

Abbreviations:

EMU	–European Economic and Monetary Union
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
JPY	–Japanese Yen
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
TONAR	–Tokyo Overnight Average Rate
USD	–U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $14,212,800)	$11,531,517

Investments in affiliated money market funds, at value (Cost $413,740,261)	413,740,261

Other investments:
Swaps receivable – OTC	563,063

Unrealized appreciation on swap agreements – OTC	4,008,084

Premiums paid on swap agreements – OTC	11,292

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	18,351,500

Cash collateral – OTC Derivatives	1,310,000

Foreign currencies, at value (Cost $9,189,023)	9,287,500

Receivable for:
Investments sold	949

Fund shares sold	54,888

Dividends	1,813,812

Interest	47

Investment for trustee deferred compensation and retirement plans	78,670

Other assets	1,744

Total assets	460,753,327

Liabilities:
Other investments:
Variation margin payable – futures contracts	2,640,809

Swaps payable – OTC	1,598,340

Unrealized depreciation on swap agreements–OTC	2,066,277

Payable for:
Fund shares reacquired	281,823

Amount due custodian	291,797

Accrued fees to affiliates	470,928

Accrued other operating expenses	83,147

Trustee deferred compensation and retirement plans	86,005

Total liabilities	7,519,126

Net assets applicable to shares outstanding	$453,234,201

Net assets consist of:
Shares of beneficial interest	$514,060,936

Distributable earnings (loss)	(60,826,735)

$453,234,201

Net Assets:
Series I	$34,610,357

Series II	$418,623,844

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,985,391

Series II	49,375,263

Series I:
Net asset value per share	$8.68

Series II:
Net asset value per share	$8.48

Consolidated Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest	$3,051,822

Dividends from affiliated money market funds	28,290,205

Total investment income	31,342,027

Expenses:
Advisory fees	6,275,172

Administrative services fees	1,118,610

Custodian fees	105,744

Distribution fees - Series II	1,586,277

Transfer agent fees	38,589

Trustees’ and officers’ fees and benefits	23,225

Reports to shareholders	8,091

Professional services fees	91,807

Other	13,075

Total expenses	9,260,590

Less: Fees waived	(2,690,129)

Net expenses	6,570,461

Net investment income	24,771,566

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,687,566)

Foreign currencies	(491,609)

Futures contracts	(21,212,067)

Swap agreements	12,220,813

(17,170,429)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,303,020)

Foreign currencies	(170,141)

Futures contracts	29,152,419

Swap agreements	4,369,669

29,048,927

Net realized and unrealized gain	11,878,498

Net increase in net assets resulting from operations	$36,650,064

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$24,771,566	$3,209,473

Net realized gain (loss)	(17,170,429)	(106,296,053)

Change in net unrealized appreciation (depreciation)	29,048,927	(38,703,846)

Net increase (decrease) in net assets resulting from operations	36,650,064	(141,790,426)

Distributions to shareholders from distributable earnings:
Series I	–	(5,147,850)

Series II	–	(90,860,026)

Total distributions from distributable earnings	–	(96,007,876)

Return of capital:
Series I	–	(21,657)

Series II	–	(392,053)

Total return of capital	–	(413,710)

Total distributions	–	(96,421,586)

Share transactions–net:
Series I	(9,040,352)	3,859,050

Series II	(384,062,385)	62,668,804

Net increase (decrease) in net assets resulting from share transactions	(393,102,737)	66,527,854

Net increase (decrease) in net assets	(356,452,673)	(171,684,158)

Net assets:
Beginning of year	809,686,874	981,371,032

End of year	$453,234,201	$809,686,874

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$8.14	$0.32	$0.22	$0.54	$–	$–	$–	$–	$8.68	6.63%	$34,610	0.73	%(d)	1.13%	3.90%	68%
Year ended 12/31/22	10.76	0.06	(1.60)	(1.54)	(0.74)	(0.34)	(0.00)	(1.08)	8.14	(14.35)	41,209	0.73	(d)	1.12	0.59	140
Year ended 12/31/21	10.48	(0.08)	1.08	1.00	(0.36)	(0.36)	–	(0.72)	10.76	9.55	49,456	0.71		1.11	(0.69)	107
Year ended 12/31/20	10.91	(0.03)	1.03	1.00	(0.87)	(0.56)	–	(1.43)	10.48	10.22	46,853	0.66	(d)	1.10	(0.25)	82
Year ended 12/31/19	9.47	0.14	1.30	1.44	–	–	–	–	10.91	15.21	45,427	0.64	(d)	1.10	1.38	94
Series II
Year ended 12/31/23	7.97	0.30	0.21	0.51	–	–	–	–	8.48	6.40	418,624	0.98	(d)	1.38	3.65	68
Year ended 12/31/22	10.55	0.03	(1.56)	(1.53)	(0.71)	(0.34)	(0.00)	(1.05)	7.97	(14.52)	768,478	0.98	(d)	1.37	0.34	140
Year ended 12/31/21	10.29	(0.10)	1.05	0.95	(0.33)	(0.36)	–	(0.69)	10.55	9.26	931,915	0.96		1.36	(0.94)	107
Year ended 12/31/20	10.73	(0.05)	1.01	0.96	(0.84)	(0.56)	–	(1.40)	10.29	9.99	933,770	0.91	(d)	1.35	(0.50)	82
Year ended 12/31/19	9.34	0.12	1.27	1.39	–	–	–	–	10.73	14.88	976,477	0.89	(d)	1.35	1.13	94

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.17%, 0.11%, 0.15% and 0.15% for the years ended December 31, 2023, 2022, 2020 and 2019, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for

Invesco V.I. Balanced-Risk Allocation Fund

revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

Invesco V.I. Balanced-Risk Allocation Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

 The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco V.I. Balanced-Risk Allocation Fund

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. The FCA will permit the use of synthetic USD LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.93%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.17% and excluding certain items discussed below) of Series I shares to 0.88% and Series II shares to 1.13% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $2,690,129.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $106,002 for accounting and fund administrative services and was reimbursed $1,012,608 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the

Invesco V.I. Balanced-Risk Allocation Fund

Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$9,212,594	$–	$9,212,594

Money Market Funds	413,740,261	–	–	413,740,261

Options Purchased	2,318,923	–	–	2,318,923

Total Investments in Securities	416,059,184	9,212,594	–	425,271,778

Other Investments - Assets*

Futures Contracts	12,097,553	–	–	12,097,553

Swap Agreements	–	4,008,084	–	4,008,084

	12,097,553	4,008,084	–	16,105,637

Other Investments - Liabilities*

Futures Contracts	(1,783,278)	–	–	(1,783,278)

Swap Agreements	–	(2,066,277)	–	(2,066,277)

	(1,783,278)	(2,066,277)	–	(3,849,555)

Total Other Investments	10,314,275	1,941,807	–	12,256,082

Total Investments	$426,373,459	$11,154,401	$–	$437,527,860

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

 For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$109,431	$3,559,131	$8,428,991	$12,097,553

Unrealized appreciation on swap agreements – OTC	595,120	3,412,964	–	4,008,084

Options purchased, at value – Exchange-Traded(b)	–	2,318,923	–	2,318,923

Total Derivative Assets	704,551	9,291,018	8,428,991	18,424,560

Derivatives not subject to master netting agreements	(109,431)	(5,878,054)	(8,428,991)	(14,416,476)

Total Derivative Assets subject to master netting agreements	$595,120	$3,412,964	$–	$4,008,084

		Value
Derivative Liabilities		Commodity Risk	Equity Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)		$(1,690,715)	$ (92,563)	$(1,783,278)

Unrealized depreciation on swap agreements – OTC		(1,700,114)	(366,163)	(2,066,277)

Total Derivative Liabilities		(3,390,829)	(458,726)	(3,849,555)

Derivatives not subject to master netting agreements		1,690,715	92,563	1,783,278

Total Derivative Liabilities subject to master netting agreements		$(1,700,114)	$(366,163)	$(2,066,277)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Invesco V.I. Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund
BNP Paribas S.A.	$ 931,804	$ (260,566)	$671,238	$–	$(671,238)	$–

Citibank, N.A.	152,495	(176,453)	(23,958)	–	–	(23,958)

J.P. Morgan Chase Bank, N.A.	1,851,209	(166,555)	1,684,654	–	(1,670,000)	14,654

Merrill Lynch International	482,397	(36,076)	446,321	–	(270,000)	176,321

Subtotal - Fund	3,417,905	(639,650)	2,778,255	–	(2,611,238)	167,017

Subsidiary
Barclays Bank PLC	2,496	(163,689)	(161,193)	–	–	(161,193)

Canadian Imperial Bank of Commerce	150,952	(249,859)	(98,907)	–	–	(98,907)

Cargill, Inc.	164,540	(498,903)	(334,363)	–	310,000	(24,363)

Goldman Sachs International	–	(232,276)	(232,276)	–	–	(232,276)

J.P. Morgan Chase Bank, N.A.	7,969	(452,827)	(444,858)	–	240,000	(204,858)

Macquarie Bank Ltd.	–	(109,573)	(109,573)	–	–	(109,573)

Merrill Lynch International	294,735	(147,701)	147,034	–	–	147,034

Morgan Stanley and Co. International PLC	269,162	(710)	268,452	–	(268,452)	–

Royal Bank of Canada	263,388	(1,169,429)	(906,041)	–	760,000	(146,041)

Subtotal - Subsidiary	1,153,242	(3,024,967)	(1,871,725)	–	1,041,548	(830,177)

Total	$4,571,147	$(3,664,617)	$906,530	$–	$(1,569,690)	$(663,160)

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$161,785	$7,523,766	$(28,897,618)	$(21,212,067)

Options purchased(a)	–	(9,353,254)	–	(9,353,254)

Swap agreements	(4,107,684)	16,328,497	–	12,220,813

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(5,650,371)	8,002,348	26,800,442	29,152,419

Options purchased(a)	–	(1,126,946)	–	(1,126,946)

Swap agreements	(2,140,683)	6,510,352	–	4,369,669

Total	$(11,736,953)	$27,884,763	$(2,097,176)	$14,050,634

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Index Options Purchased	Swap Agreements

Average notional value	$604,813,010	$123,322,814	$346,528,664

Average contracts	–	1,386	–

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

Invesco V.I. Balanced-Risk Allocation Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$96,007,876

Return of capital	–	413,710

Total distributions	$–	$96,421,586

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$25,995,763

Net unrealized appreciation – investments	3,985,854

Net unrealized appreciation – foreign currencies	22,191

Temporary book/tax differences	(59,535)

Capital loss carryforward	(90,771,008)

Shares of beneficial interest	514,060,936

Total net assets	$453,234,201

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and Subsidiary differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$32,917,983	$57,853,025	$90,771,008

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $8,703,675 and $43,534,033, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$10,516,691

Aggregate unrealized (depreciation) of investments	(6,530,837)

Net unrealized appreciation of investments	$3,985,854

Cost of investments for tax purposes is $433,553,298.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the Subsidiary, derivative instruments and elimination entry, on December 31, 2023, undistributed net investment income was decreased by $3,104,985, undistributed net realized gain (loss) was increased by $7,263,072 and shares of beneficial interest was decreased by $4,158,087. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	713,241	$5,943,136	938,009	$9,047,060

Series II	4,600,025	37,452,162	11,381,221	110,829,904

Issued as reinvestment of dividends:
Series I	-	-	631,969	5,169,507

Series II	-	-	11,392,269	91,252,079

Reacquired:
Series I	(1,789,692)	(14,983,488)	(1,103,489)	(10,357,517)

Series II	(51,682,230)	(421,514,547)	(14,626,721)	(139,413,179)

Net increase (decrease) in share activity	(48,158,656)	$(393,102,737)	8,613,258	$66,527,854

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,044.50	$3.76	$1,021.53	$3.72	0.73%
Series II	1,000.00	1,044.30	5.05	1,020.27	4.99	0.98

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Capital Appreciation Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VICAPA-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Capital Appreciation Fund (the Fund) underperformed the Russell 1000 Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	35.37%
Series II Shares	35.03
S&P 500 Index▼	26.29
Russell 1000 Growth Index▼	42.68

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safehaven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 In this environment, the Fund underperformed the Russell 1000 Growth Index during the fiscal year. Weaker stock selection in health care and consumer discretionary detracted most from the Fund’s relative performance. These results were partially offset by strong stock selection within the industrials sector and our underweight allocation to the consumer staples sector.

 The largest individual contributors to the Fund’s absolute performance during the fiscal year included NVIDIA, Microsoft, and Apple.

 NVIDIA engages in the design and manufacture of computer graphics processors, chipsets, and related multimedia software. The stock exhibited strong momentum due to excitement about generative AI (artificial intelligence) and upward revisions to estimates for production of silicon wafers used in semiconductors.

 Microsoft develops software, services, devices and solutions. The stock has benefited from a general rotation toward growth, particularly mega-cap growth. The company also has exposure to AI, a key momentum driver amid the buzz about generative AI.

 Apple is a computer and consumer electronics company. The stock has also benefited from a general rotation toward growth, particularly mega-cap growth.

 The largest individual detractors from the Fund’s absolute performance during the fiscal year included UnitedHealth, DexCom, and Alibaba.

 UnitedHealth is a large-cap managed care company that provides health care benefits, services, data and analytics. The stock pulled back during the first quarter as the market rotated to other areas of the health care sector and investors digested the potential regulatory impact on managed care from the Medicare Risk Adjustment Data Validation program.

 DexCom is a medical device company providing continuous glucose monitoring systems. Despite reporting very strong second quarter results, the stock underperformed due to concerns that widespread use of obesity drugs will slow the diagnosis rate for diabetes, which would hurt sales of DexCom’s continuous glucose monitors. We exited our position during the fiscal year.

 Alibaba is a Chinese multinational technology company specializing in e-commerce, retail, Internet and technology. We initiated a position in early 2023 because of a weakening US macro backdrop and China’s government seemed to be pivoting to a more supportive and easing macro strategy. We believed Alibaba could benefit from a recovery in Chinese consumption given the company holds the largest market share in e-commerce. We exited our position after unanticipated geopolitical tension arose between the US and China.

 Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform.

 We thank you for your continued conviction and investment in Invesco V.I. Capital Appreciation Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Invesco V.I. Capital Appreciation Fund

Portfolio manager(s):

Ash Shah

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Capital Appreciation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (4/3/85)	10.49%
10 Years	11.56
5 Years	16.40
1 Year	35.37

Series II Shares
Inception (9/18/01)	7.91%
10 Years	11.28
5 Years	16.10
1 Year	35.03

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Capital Appreciation Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Capital Appreciation Fund (renamed Invesco V.I. Capital Appreciation Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Capital Appreciation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Capital Appreciation Fund

Supplemental Information

Invesco V.I. Capital Appreciation Fund’s investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Capital Appreciation Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	41.96%

Consumer Discretionary	13.72

Communication Services	11.30

Health Care	9.20

Financials	9.11

Industrials	8.18

Consumer Staples	2.47

Other Sectors, Each Less than 2% of Net Assets	3.72

Money Market Funds Plus Other Assets Less Liabilities	0.34

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	9.97%

2.	Amazon.com, Inc.	6.33

3.	NVIDIA Corp.	5.97

4.	Apple, Inc.	5.93

5.	Alphabet, Inc., Class C	4.72

6.	Meta Platforms, Inc., Class A	4.04

7.	Visa, Inc., Class A	2.76

8.	Mastercard, Inc., Class A	2.59

9.	Broadcom, Inc.	2.06

10.	Eli Lilly and Co.	2.04

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Capital Appreciation Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–99.66%
Advertising–0.87%
Trade Desk, Inc. (The), Class A(b)	85,452	$ 6,149,126

Aerospace & Defense–1.23%
TransDigm Group, Inc.	8,615	8,714,934

Apparel Retail–1.12%
TJX Cos., Inc. (The)(c)	84,548	7,931,448

Application Software–6.29%
Adobe, Inc.(b)	23,841	14,223,540

HubSpot, Inc.(b)	14,494	8,414,347

Synopsys, Inc.(b)	22,200	11,431,002

Workday, Inc., Class A(b)	38,053	10,504,911

		44,573,800

Asset Management & Custody Banks–2.52%
Ares Management Corp., Class A	47,236	5,617,305

KKR & Co., Inc., Class A	147,566	12,225,843

		17,843,148

Automobile Manufacturers–1.24%
Ferrari N.V. (Italy)(c)	16,436	5,562,436

Tesla, Inc.(b)	13,067	3,246,888

		8,809,324

Automotive Retail–0.99%
O’Reilly Automotive, Inc.(b)	7,365	6,997,339

Biotechnology–2.00%
Regeneron Pharmaceuticals, Inc.(b)(c)	7,352	6,457,188

Vertex Pharmaceuticals, Inc.(b)	18,937	7,705,276

		14,162,464

Broadline Retail–6.33%
Amazon.com, Inc.(b)	295,176	44,849,041

Cargo Ground Transportation–0.82%
Old Dominion Freight Line, Inc.	14,241	5,772,304

Communications Equipment–0.51%
Arista Networks, Inc.(b)	15,338	3,612,252

Construction & Engineering–1.14%
Quanta Services, Inc.(c)	37,500	8,092,500

Construction Materials–0.60%
Vulcan Materials Co.	18,776	4,262,340

Consumer Staples Merchandise Retail–1.00%
Costco Wholesale Corp.	10,704	7,065,496

Data Center REITs–0.51%
Equinix, Inc.	4,440	3,575,932

Diversified Support Services–0.47%
Copart, Inc.(b)(c)	67,293	3,297,357

Electrical Components & Equipment–1.01%
Eaton Corp. PLC	29,837	7,185,346

	Shares	Value

Health Care Distributors–0.79%
McKesson Corp.	12,122	$ 5,612,244

Health Care Equipment–2.41%
Boston Scientific Corp.(b)	175,302	10,134,209

Stryker Corp.	23,098	6,916,927

		17,051,136

Homebuilding–1.51%
D.R. Horton, Inc.	70,359	10,693,161

Hotels, Resorts & Cruise Lines–1.70%
Booking Holdings, Inc.(b)	1,726	6,122,502

Marriott International, Inc., Class A(c)	26,385	5,950,081

		12,072,583

Industrial Machinery & Supplies & Components–0.78%
Parker-Hannifin Corp.	12,001	5,528,861

Insurance Brokers–0.49%
Arthur J. Gallagher & Co.(c)	15,563	3,499,807

Interactive Media & Services–8.76%
Alphabet, Inc., Class C(b)	237,229	33,432,683

Meta Platforms, Inc., Class A(b)	80,885	28,630,055

		62,062,738

Internet Services & Infrastructure–2.48%
MongoDB, Inc.(b)(c)	24,885	10,174,232

Shopify, Inc., Class A (Canada)(b)	94,444	7,357,188

		17,531,420

Managed Health Care–1.97%
UnitedHealth Group, Inc.(c)	26,464	13,932,502

Movies & Entertainment–1.67%
Netflix, Inc.(b)	24,237	11,800,511

Oil & Gas Equipment & Services–0.54%
Schlumberger N.V.	73,250	3,811,930

Oil & Gas Exploration & Production–0.52%
Diamondback Energy, Inc.	23,635	3,665,316

Packaged Foods & Meats–0.49%
Lamb Weston Holdings, Inc.	32,392	3,501,252

Passenger Ground Transportation–1.65%
Uber Technologies, Inc.(b)	190,027	11,699,962

Pharmaceuticals–2.03%
Eli Lilly and Co.	24,713	14,405,702

Real Estate Services–0.47%
CoStar Group, Inc.(b)	38,390	3,354,902

Restaurants–0.83%
Chipotle Mexican Grill, Inc.(b)	2,558	5,850,044

Semiconductor Materials & Equipment–1.31%
Lam Research Corp.	11,805	9,246,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

	Shares	Value

Semiconductors–12.40%
Advanced Micro Devices, Inc.(b)(c)	92,096	$13,575,871

Broadcom, Inc.(c)	13,049	14,565,946

Monolithic Power Systems, Inc.	19,298	12,172,793

NVIDIA Corp.	85,379	42,281,388

ON Semiconductor Corp.(b)(c)	62,918	5,255,541

		87,851,539

Soft Drinks & Non-alcoholic Beverages–0.98%
Monster Beverage Corp.(b)	120,581	6,946,671

Specialty Chemicals–1.08%
Sherwin-Williams Co. (The)	24,600	7,672,740

Systems Software–13.05%
Microsoft Corp.	187,800	70,620,312

Palo Alto Networks, Inc.(b)(c)	32,608	9,615,447

ServiceNow, Inc.(b)	17,225	12,169,290

		92,405,049

Technology Hardware, Storage & Peripherals–5.92%
Apple, Inc.	217,962	41,964,224

Trading Companies & Distributors–1.08%
United Rentals, Inc.(c)	13,326	7,641,395

Transaction & Payment Processing Services–6.10%
Fiserv, Inc.(b)	39,780	5,284,375

Mastercard, Inc., Class A	43,073	18,371,065

Visa, Inc., Class A	75,027	19,533,280

		43,188,720

Total Common Stocks & Other Equity Interests (Cost $405,970,088)		705,884,944

	Shares	Value

Money Market Funds–0.14%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	361,376	$361,376

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	257,945	258,125

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	413,002	413,002

Total Money Market Funds (Cost $1,032,503)		1,032,503

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.80% (Cost $407,002,591)		706,917,447

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–12.31%
Invesco Private Government Fund, 5.32%(d)(e)(f)	24,293,498	24,293,498

Invesco Private Prime Fund, 5.55%(d)(e)(f)	62,841,385	62,885,374

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $87,175,524)		87,178,872

TOTAL INVESTMENTS IN SECURITIES–112.11% (Cost $494,178,115)		794,096,319

OTHER ASSETS LESS LIABILITIES–(12.11)%		(85,795,924)

NET ASSETS–100.00%		$708,300,395

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,921,439	$49,829,911	$(54,389,974)	$ -	$-	$361,376	$87,546
Invesco Liquid Assets Portfolio, Institutional Class	3,515,340	35,592,793	(38,850,036)	-	28	258,125	63,305
Invesco Treasury Portfolio, Institutional Class	5,624,502	56,948,469	(62,159,969)	-	-	413,002	99,922
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	13,801,216	469,851,815	(459,359,533)	-	-	24,293,498	614,723*
Invesco Private Prime Fund	35,488,840	784,558,942	(757,166,976)	1,863	2,705	62,885,374	1,607,414*
Total	$63,351,337	$1,396,781,930	$(1,371,926,488)	$1,863	$2,733	$88,211,375	$2,472,910

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $405,970,088)*	$705,884,944

Investments in affiliated money market funds, at value (Cost $88,208,027)	88,211,375

Cash	1,970,892

Foreign currencies, at value (Cost $287)	264

Receivable for:
Fund shares sold	1,095

Dividends	285,821

Investment for trustee deferred compensation and retirement plans	95,103

Other assets	2,190

Total assets	796,451,684

Liabilities:
Payable for:
Fund shares reacquired	512,311

Collateral upon return of securities loaned	87,175,524

Accrued fees to affiliates	335,417

Accrued other operating expenses	32,934

Trustee deferred compensation and retirement plans	95,103

Total liabilities	88,151,289

Net assets applicable to shares outstanding	$708,300,395

Net assets consist of:
Shares of beneficial interest	$424,145,655

Distributable earnings	284,154,740

$708,300,395

Net Assets:
Series I	$541,047,427

Series II	$167,252,968

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,494,484

Series II	3,746,409

Series I:
Net asset value per share	$47.07

Series II:
Net asset value per share	$44.64

*	At December 31, 2023, securities with an aggregate value of $85,054,867 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest	$770

Dividends (net of foreign withholding taxes of $6,862)	4,068,463

Dividends from affiliated money market funds (includes net securities lending income of $96,111)	346,884

Foreign withholding tax claims	9,891

Total investment income	4,426,008

Expenses:
Advisory fees	4,531,628

Administrative services fees	1,040,615

Custodian fees	7,623

Distribution fees - Series II	377,191

Transfer agent fees	31,895

Trustees’ and officers’ fees and benefits	21,347

Reports to shareholders	8,208

Professional services fees	65,307

Other	7,880

Total expenses	6,091,694

Less: Fees waived	(549,122)

Net expenses	5,542,572

Net investment income (loss)	(1,116,564)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	7,920,056

Affiliated investment securities	2,733

Foreign currencies	345

7,923,134

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	188,545,217

Affiliated investment securities	1,863

Foreign currencies	(804)

188,546,276

Net realized and unrealized gain	196,469,410

Net increase in net assets resulting from operations	$195,352,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(1,116,564)	$(164,649)

Net realized gain (loss)	7,923,134	(21,263,420)

Change in net unrealized appreciation (depreciation)	188,546,276	(246,260,353)

Net increase (decrease) in net assets resulting from operations	195,352,846	(267,688,422)

Distributions to shareholders from distributable earnings:
Series I	-	(179,766,695)

Series II	-	(49,922,936)

Total distributions from distributable earnings	-	(229,689,631)

Share transactions–net:

Series I	(52,970,388)	144,085,970

Series II	2,308,662	4,102,175

Net increase (decrease) in net assets resulting from share transactions	(50,661,726)	148,188,145

Net increase (decrease) in net assets	144,691,120	(349,189,908)

Net assets:

Beginning of year	563,609,275	912,799,183

End of year	$708,300,395	$563,609,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Series I
Year ended 12/31/23	$34.77	$(0.05)	$ 12.35	$ 12.30	$–	$–	$–	$47.07	35.37%	$541,047	0.80%	0.88%	(0.11)%	81%
Year ended 12/31/22	81.86	0.02	(24.48)	(24.46)	–	(22.63)	(22.63)	34.77	(30.78)	443,996	0.80	0.88	0.03	73
Year ended 12/31/21	70.34	(0.26)	16.12	15.86	–	(4.34)	(4.34)	81.86	22.57	686,517	0.80	0.84	(0.34)	91
Year ended 12/31/20	59.77	(0.08)	21.00	20.92	–	(10.35)	(10.35)	70.34	36.59	626,304	0.80	0.88	(0.12)	37
Year ended 12/31/19	48.50	0.06	16.80	16.86	(0.04)	(5.55)	(5.59)	59.77	36.20	538,247	0.80	0.88	0.10	73
Series II
Year ended 12/31/23	33.06	(0.14)	11.72	11.58	–	–	–	44.64	35.03	167,253	1.05	1.13	(0.36)	81
Year ended 12/31/22	79.58	(0.12)	(23.77)	(23.89)	–	(22.63)	(22.63)	33.06	(30.96)	119,613	1.05	1.13	(0.22)	73
Year ended 12/31/21	68.64	(0.45)	15.73	15.28	–	(4.34)	(4.34)	79.58	22.28	226,282	1.05	1.09	(0.59)	91
Year ended 12/31/20	58.67	(0.23)	20.55	20.32	–	(10.35)	(10.35)	68.64	36.24	215,610	1.05	1.13	(0.37)	37
Year ended 12/31/19	47.78	(0.08)	16.52	16.44	–	(5.55)	(5.55)	58.67	35.84	200,741	1.05	1.13	(0.15)	73

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended December 31, 2019.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Capital Appreciation Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the

Invesco V.I. Capital Appreciation Fund

borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $13,443 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Over $1 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 0.80% and

Invesco V.I. Capital Appreciation Fund

Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $549,122.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $92,420 for accounting and fund administrative services and was reimbursed $948,195 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $11,824 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$705,884,944	$–	$–	$705,884,944

Money Market Funds	1,032,503	87,178,872	–	88,211,375

Total Investments	$706,917,447	$87,178,872	$–	$794,096,319

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

Invesco V.I. Capital Appreciation Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$–	$29,696,026
Long-term capital gain	–	199,993,605
Total distributions	$–	$229,689,631

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$297,319,542

Net unrealized appreciation (depreciation) – foreign currencies	(3,636)

Temporary book/tax differences	(90,127)

Capital loss carryforward	(13,071,039)

Shares of beneficial interest	424,145,655

Total net assets	$708,300,395

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$13,071,039	$–	$13,071,039

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $515,771,551 and $552,401,361, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$298,402,809

Aggregate unrealized (depreciation) of investments	(1,083,267)

Net unrealized appreciation of investments	$297,319,542

Cost of investments for tax purposes is $496,776,777.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $1,121,635, undistributed net realized gain (loss) was decreased by $344 and shares of beneficial interest was decreased by $1,121,291. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	324,905	$12,101,688	331,753	$19,748,578

Series II	868,264	31,453,669	162,700	8,595,382

Invesco V.I. Capital Appreciation Fund

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Series I	—	$—	5,000,464	$179,766,695

Series II	—	—	1,459,734	49,922,936

Reacquired:
Series I	(1,599,624)	(65,072,076)	(948,989)	(55,429,303)

Series II	(739,826)	(29,145,007)	(847,998)	(54,416,143)

Net increase (decrease) in share activity	(1,146,281)	$(50,661,726)	5,157,664	$148,188,145

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,088.80	$4.21	$1,021.17	$4.08	0.80%
Series II	1,000.00	1,087.20	5.52	1,019.91	5.35	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Capital Appreciation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;

Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Capital Appreciation Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Comstock Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VICOM-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Comstock Fund (the Fund) outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	12.36%
Series II Shares	12.10
S&P 500 Index▼ (Broad Market Index)	26.29
Russell 1000 Value Index▼ (Style-Specific Index)	11.46
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	13.83

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 For the year ended December 31, 2023, Series I shares of Invesco V.I. Comstock Fund (the Fund) outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

 Some key contributors during the year were stock selection in industrials, information technology (IT), communication services, health care and consumer discretionary sectors, while a material underweight in utilities also boosted relative returns. In industrials, General Electric, FedEx, Eaton and Caterpillar were top contributors on an absolute and relative basis. For FedEx, during the first quarter, the Ground division reported one of the best quarters in history. Within IT, Microsoft was a top performer, followed by semiconductor stocks, NXP Semiconductors, QUALCOMM and Intel. In communications services, Meta Platforms and Alphabet were the top performers. In health care, being materially underweight to pharma biotech and life sciences stocks and not owning Pfizer helped, given the massive underperformance in 2023.

 Some key detractors during the year were stock selection in financials, energy and consumer staples stocks. In financials, having a material underweight to financial services stocks was the largest detractor, followed by Citizens Financial Group, a regional bank. Regional banks generally underperformed due to the regional bank failures in the first quarter. In energy, Chevron, Marathon Oil and Devon Energy were the largest detractors. However, energy stocks recovered losses in the second half of 2023 due to tighter supply from OPEC sustaining cuts. We sold our position in Devon Energy during the year. Consumer staples holdings like Kimberly-Clark, Kraft Heinz and Philip Morris generally underperformed due to margin compression from higher input costs from inflation. We used currency-forward contracts during the fiscal year to hedge currency exposure of non-US-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging. The use of currency-forward contracts had a negligible impact on the Fund’s relative performance.

 The Fund’s notable overweight exposures were in IT, communication services, and to a lesser extent, energy and consumer staples sectors. The Fund was mostly underweight in real estate, utilities, materials, industrials and financials sectors.

 Investors are focusing on the Fed’s response to inflation hoping for rate cuts in 2024. Geopolitical risks from the Russia/Ukraine and Israel/Hamas wars are also major concerns, particularly if these wars spread to other countries in Eastern Europe and the Middle East. Given these factors, we believe stocks are likely to see continued volatility for the foreseeable future. In our view, market volatility may create opportunities for patient, disciplined long-term investors.

 Thank you for your investment in Invesco V.I. Comstock Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Devin Armstrong - Lead

Kevin Holt - Lead

James Warwick

Invesco V.I. Comstock Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (4/30/99)	7.79%
10 Years	8.92
5 Years	13.49
1 Year	12.36

Series II Shares
Inception (9/18/00)	7.79%
10 Years	8.65
5 Years	13.20
1 Year	12.10

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Comstock Fund

Supplemental Information

Invesco V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Comstock Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	20.35%

Health Care	15.54

Information Technology	13.61

Industrials	11.77

Energy	9.59

Consumer Staples	9.34

Communication Services	8.58

Consumer Discretionary	5.30

Materials	3.03

Other Sectors, Each Less than 2% of Net Assets	1.68

Money Market Funds Plus Other Assets Less Liabilities	1.21

Top 10 Equity Holdings*

		% of total net assets

1.	Wells Fargo & Co.	2.78%

2.	Meta Platforms, Inc., Class A	2.71

3.	Microsoft Corp.	2.50

4.	Bank of America Corp.	2.49

5.	Philip Morris International, Inc.	2.41

6.	American International Group, Inc.	2.21

7.	Chevron Corp.	2.16

8.	Elevance Health, Inc.	2.15

9.	State Street Corp.	1.91

10.	QUALCOMM, Inc.	1.86

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–98.79%
Aerospace & Defense–1.04%

Textron, Inc.	183,833	$ 14,783,850

Air Freight & Logistics–1.77%

FedEx Corp.	99,551	25,183,416

Apparel, Accessories & Luxury Goods–0.56%

Ralph Lauren Corp.(b)	55,268	7,969,646

Asset Management & Custody Banks–1.91%

State Street Corp.	350,319	27,135,710

Automobile Manufacturers–1.47%

General Motors Co.(b)	581,024	20,870,382

Biotechnology–0.28%

AbbVie, Inc.	26,187	4,058,199

Broadline Retail–0.85%

eBay, Inc.(b)	277,149	12,089,239

Building Products–1.78%

Johnson Controls International PLC	438,934	25,300,156

Cable & Satellite–1.89%

Charter Communications, Inc., Class A(c)	28,473	11,066,886

Comcast Corp., Class A	361,512	15,852,301

		26,919,187

Casinos & Gaming–1.26%

Las Vegas Sands Corp.	365,196	17,971,295

Communications Equipment–3.23%

Cisco Systems, Inc.	521,584	26,350,424

F5, Inc.(c)	109,920	19,673,481

		46,023,905

Construction Machinery & Heavy Transportation Equipment– 2.96%

Caterpillar, Inc.	74,190	21,935,757

Wabtec Corp.	158,583	20,124,183

		42,059,940

Diversified Banks–9.37%

Bank of America Corp.	1,050,495	35,370,167

Citigroup, Inc.	355,640	18,294,121

Fifth Third Bancorp	539,800	18,617,702

JPMorgan Chase & Co.	125,818	21,401,642

Wells Fargo & Co.	804,532	39,599,065

		133,282,697

Electrical Components & Equipment–3.02%

Eaton Corp. PLC	88,560	21,327,019

Emerson Electric Co.	222,674	21,672,861

		42,999,880

Fertilizers & Agricultural Chemicals–1.64%

CF Industries Holdings, Inc.	176,442	14,027,139

	Shares	Value
Fertilizers & Agricultural Chemicals–(continued)

Corteva, Inc.	194,486	$ 9,319,769

		23,346,908

Food Distributors–1.27%

Sysco Corp.	246,545	18,029,836

Health Care Distributors–1.06%

Henry Schein, Inc.(c)	198,968	15,063,867

Health Care Equipment–2.46%

Baxter International, Inc.	213,958	8,271,617

Becton, Dickinson and Co.	50,005	12,192,719

Medtronic PLC	177,116	14,590,816

		35,055,152

Health Care Facilities–1.03%

Universal Health Services, Inc., Class B	96,174	14,660,765

Health Care Services–1.77%

CVS Health Corp.	319,005	25,188,635

Health Care Supplies–0.46%

DENTSPLY SIRONA, Inc.(b)	185,686	6,608,565

Hotels, Resorts & Cruise Lines–0.32%

Booking Holdings, Inc.(c)	1,292	4,583,008

Household Products–1.32%

Kimberly-Clark Corp.	154,469	18,769,528

Industrial Conglomerates–1.20%

General Electric Co.	133,287	17,011,420

Integrated Oil & Gas–5.40%

Chevron Corp.	205,971	30,722,634

Exxon Mobil Corp.	153,951	15,392,021

Shell PLC, ADR (Netherlands)(b)	85,101	5,599,646

Suncor Energy, Inc. (Canada)(b)	782,206	25,061,880

		76,776,181

Interactive Media & Services–4.41%

Alphabet, Inc., Class A(c)	173,129	24,184,390

Meta Platforms, Inc., Class A(c)	109,103	38,618,098

		62,802,488

Investment Banking & Brokerage–1.90%

Goldman Sachs Group, Inc. (The)	52,733	20,342,809

Morgan Stanley	72,150	6,727,988

		27,070,797

IT Consulting & Other Services–2.47%

Cognizant Technology Solutions Corp., Class A	272,957	20,616,442

DXC Technology Co.(c)	634,034	14,500,358

		35,116,800

Life & Health Insurance–0.94%

MetLife, Inc.	203,073	13,429,218

Managed Health Care–2.96%

Elevance Health, Inc.	64,864	30,587,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value
Managed Health Care–(continued)

Humana, Inc.	25,092	$ 11,487,368

		42,074,636

Movies & Entertainment–1.32%

Walt Disney Co. (The)	137,115	12,380,113

Warner Bros. Discovery, Inc.(c)	558,971	6,361,090

		18,741,203

Multi-line Insurance–2.21%

American International Group, Inc.	464,066	31,440,472

Multi-Utilities–1.30%

Dominion Energy, Inc.(b)	393,769	18,507,143

Oil & Gas Exploration & Production–3.44%

ConocoPhillips	123,530	14,338,127

Hess Corp.	90,103	12,989,249

Marathon Oil Corp.	525,468	12,695,307

Pioneer Natural Resources Co.	39,590	8,902,999

		48,925,682

Oil & Gas Storage & Transportation–0.75%

Cheniere Energy, Inc.	62,669	10,698,225

Packaged Foods & Meats–1.46%

Kraft Heinz Co. (The)	428,708	15,853,622

Tyson Foods, Inc., Class A(b)	91,438	4,914,792

		20,768,414

Paper & Plastic Packaging Products & Materials–1.39%

International Paper Co.	546,564	19,758,289

Personal Care Products–0.78%

Haleon PLC (United Kingdom)	2,712,265	11,104,747

Pharmaceuticals–5.52%

Bristol-Myers Squibb Co.	214,760	11,019,335

Johnson & Johnson	130,689	20,484,194

Merck & Co., Inc.	210,739	22,974,766

Sanofi S.A., ADR(b)	482,677	24,003,527

		78,481,822

Property & Casualty Insurance–0.95%

Allstate Corp. (The)	96,531	13,512,409

Regional Banks–3.07%

Citizens Financial Group, Inc.	429,162	14,222,429

Huntington Bancshares, Inc.	1,277,049	16,244,063

M&T Bank Corp.	96,803	13,269,755

		43,736,247

Restaurants–0.84%

Starbucks Corp.	124,948	11,996,257

	Shares	Value

Semiconductors–5.42%
Intel Corp.	494,131	$24,830,083

NXP Semiconductors N.V. (China)	112,233	25,777,675

QUALCOMM, Inc.	182,879	26,449,790

		77,057,548

Soft Drinks & Non-alcoholic Beverages–2.10%
Coca-Cola Co. (The)	210,944	12,430,930

Keurig Dr Pepper, Inc.	524,715	17,483,504

		29,914,434

Systems Software–2.49%
Microsoft Corp.	94,398	35,497,424

Telecom Tower REITs–0.38%
SBA Communications Corp., Class A	21,130	5,360,470

Tobacco–2.41%
Philip Morris International, Inc.	363,904	34,236,088

Wireless Telecommunication Services–0.96%
T-Mobile US, Inc.	85,588	13,722,324

Total Common Stocks & Other Equity Interests (Cost $960,238,987)		1,405,694,504

Money Market Funds–0.80%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	3,988,033	3,988,033

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	2,849,482	2,851,477

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	4,557,752	4,557,752

Total Money Market Funds (Cost $11,396,406)		11,397,262

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.59% (Cost $971,635,393)		1,417,091,766

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.57%
Invesco Private Government Fund, 5.32%(d)(e)(f)	18,180,876	18,180,876

Invesco Private Prime Fund, 5.55%(d)(e)(f)	46,718,122	46,750,825

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $64,925,270)		64,931,701

TOTAL INVESTMENTS IN SECURITIES–104.16% (Cost $1,036,560,663)		1,482,023,467

OTHER ASSETS LESS LIABILITIES–(4.16)%		(59,159,569)

NET ASSETS–100.00%		$1,422,863,898

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 18,120,893	$ 93,192,440	$ (107,325,300)	$ -	$ -	$ 3,988,033	$ 546,319
Invesco Liquid Assets Portfolio, Institutional Class	13,236,127	66,566,029	(76,952,873)	(3,455)	5,649	2,851,477	360,855
Invesco Treasury Portfolio, Institutional Class	20,709,592	106,505,646	(122,657,486)	-	-	4,557,752	545,925
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	17,917,689	353,224,017	(352,960,830)	-	-	18,180,876	450,314*
Invesco Private Prime Fund	46,074,057	785,278,472	(784,612,639)	3,451	7,484	46,750,825	1,377,015*
Total	$116,058,358	$1,404,766,604	$(1,444,509,128)	$ (4)	$13,133	$76,328,963	$3,280,428

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts

Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive

Currency Risk

01/19/2024	Royal Bank of Canada	EUR	254,387	USD	281,734	$ 728

01/19/2024	Royal Bank of Canada	USD	238,146	EUR	216,227	707

Subtotal–Appreciation						1,435

Currency Risk

01/19/2024	Canadian Imperial Bank of Commerce	EUR	10,537,081	USD	11,527,087	(112,574)

01/19/2024	Deutsche Bank AG	CAD	16,173,051	USD	12,085,936	(122,712)

01/19/2024	Royal Bank of Canada	CAD	569,446	USD	426,943	(2,918)

01/19/2024	Royal Bank of Canada	EUR	269,351	USD	295,216	(2,320)

01/19/2024	Royal Bank of Canada	GBP	6,455,473	USD	8,162,294	(66,892)

Subtotal–Depreciation						(307,416)

Total Forward Foreign Currency Contracts						$(305,981)

Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $960,238,987)*	$1,405,694,504

Investments in affiliated money market funds, at value (Cost $76,321,676)	76,328,963

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,435

Cash	261,004

Foreign currencies, at value (Cost $572)	582

Receivable for:
Fund shares sold	5,125,138

Dividends	2,404,904

Investment for trustee deferred compensation and retirement plans	149,862

Other assets	4,338

Total assets	1,489,970,730

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	307,416

Payable for:
Fund shares reacquired	724,108

Accrued foreign taxes	47,482

Collateral upon return of securities loaned	64,925,270

Accrued fees to affiliates	892,173

Accrued other operating expenses	48,490

Trustee deferred compensation and retirement plans	161,893

Total liabilities	67,106,832

Net assets applicable to shares outstanding	$1,422,863,898

Net assets consist of:
Shares of beneficial interest	$874,598,905

Distributable earnings	548,264,993

$1,422,863,898

Net Assets:
Series I	$209,812,810

Series II	$1,213,051,088

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,665,886

Series II	61,957,224

Series I:
Net asset value per share	$19.67

Series II:
Net asset value per share	$19.58

*	At December 31, 2023, securities with an aggregate value of $63,394,992 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $476,393)	$33,549,328

Dividends from affiliated money market funds (includes net securities lending income of $125,179)	1,578,278

Total investment income	35,127,606

Expenses:
Advisory fees	7,820,998

Administrative services fees	2,262,279

Custodian fees	42,101

Distribution fees - Series II	2,934,416

Transfer agent fees	69,867

Trustees’ and officers’ fees and benefits	28,199

Reports to shareholders	2,746

Professional services fees	64,906

Other	15,806

Total expenses	13,241,318

Less: Fees waived	(34,356)

Net expenses	13,206,962

Net investment income	21,920,644

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	100,848,280

Affiliated investment securities	13,133

Foreign currencies	55,471

Forward foreign currency contracts	(345,416)

100,571,468

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	32,328,899

Affiliated investment securities	(4)

Foreign currencies	69

Forward foreign currency contracts	(160,263)

32,168,701

Net realized and unrealized gain	132,740,169

Net increase in net assets resulting from operations	$154,660,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$21,920,644	$21,913,003

Net realized gain	100,571,468	156,774,564

Change in net unrealized appreciation (depreciation)	32,168,701	(171,054,427)

Net increase in net assets resulting from operations	154,660,813	7,633,140

Distributions to shareholders from distributable earnings:
Series I	(26,098,541)	(9,830,221)

Series II	(149,359,159)	(53,625,437)

Total distributions from distributable earnings	(175,457,700)	(63,455,658)

Share transactions–net:
Series I	4,721,565	2,908,463

Series II	46,103,990	(90,232,879)

Net increase (decrease) in net assets resulting from share transactions	50,825,555	(87,324,416)

Net increase (decrease) in net assets	30,028,668	(143,146,934)

Net assets:
Beginning of year	1,392,835,230	1,535,982,164

End of year	$1,422,863,898	$1,392,835,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$20.34	$0.37	$1.77	$2.14	$(0.39)	$(2.42)	$(2.81)	$19.67	12.36%	$209,813	0.75%	0.75%	1.80%	20%
Year ended 12/31/22	21.14	0.36	(0.16)	0.20	(0.34)	(0.66)	(1.00)	20.34	1.12	207,442	0.75	0.75	1.72	21
Year ended 12/31/21	16.13	0.30	5.07	5.37	(0.36)	–	(0.36)	21.14	33.36	212,550	0.74	0.74	1.53	16
Year ended 12/31/20	17.16	0.32	(0.59)	(0.27)	(0.36)	(0.40)	(0.76)	16.13	(0.85)	181,594	0.75	0.75	2.24	38
Year ended 12/31/19	16.12	0.37	3.45	3.82	(0.37)	(2.41)	(2.78)	17.16	25.30	199,521	0.74	0.74	2.09	21
Series II
Year ended 12/31/23	20.25	0.32	1.77	2.09	(0.34)	(2.42)	(2.76)	19.58	12.10	1,213,051	1.00	1.00	1.55	20
Year ended 12/31/22	21.05	0.31	(0.16)	0.15	(0.29)	(0.66)	(0.95)	20.25	0.85	1,185,393	1.00	1.00	1.47	21
Year ended 12/31/21	16.07	0.25	5.05	5.30	(0.32)	–	(0.32)	21.05	33.04	1,323,433	0.99	0.99	1.28	16
Year ended 12/31/20	17.09	0.28	(0.58)	(0.30)	(0.32)	(0.40)	(0.72)	16.07	(1.09)	1,144,913	1.00	1.00	1.99	38
Year ended 12/31/19	16.06	0.32	3.44	3.76	(0.32)	(2.41)	(2.73)	17.09	24.94	1,240,109	0.99	0.99	1.84	21

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Comstock Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $8,366 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

Invesco V.I. Comstock Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.600%

Next $500 million	0.550%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $34,356.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $197,938 for accounting and fund administrative services and was reimbursed $2,064,341 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

Invesco V.I. Comstock Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $46,437 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,394,589,757	$11,104,747	$–	$1,405,694,504

Money Market Funds	11,397,262	64,931,701	–	76,328,963

Total Investments in Securities	1,405,987,019	76,036,448	–	1,482,023,467

Other Investments - Assets*

Forward Foreign Currency Contracts	–	1,435	–	1,435

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(307,416)	–	(307,416)

Total Other Investments	–	(305,981)	–	(305,981)

Total Investments	$1,405,987,019	$75,730,467	$–	$1,481,717,486

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$1,435

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$1,435

Invesco V.I. Comstock Fund

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(307,416)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(307,416)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$ –	$(112,574)	$(112,574)	$–	$–	$(112,574)

Deutsche Bank AG	–	(122,712)	(122,712)	–	–	(122,712)

Royal Bank of Canada	1,435	(72,130)	(70,695)	–	–	(70,695)

Total	$1,435	$(307,416)	$(305,981)	$–	$–	$(305,981)

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(345,416)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(160,263)

Total	$(505,679)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$41,896,418

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$28,916,669	$34,835,478

Long-term capital gain	146,541,031	28,620,180

Total distributions	$175,457,700	$63,455,658

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Comstock Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$26,007,816

Undistributed long-term capital gain	91,835,782

Net unrealized appreciation – investments	430,529,171

Net unrealized appreciation – foreign currencies	67

Temporary book/tax differences	(107,843)

Shares of beneficial interest	874,598,905

Total net assets	$1,422,863,898

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $270,279,214 and $362,544,579, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$458,079,808

Aggregate unrealized (depreciation) of investments	(27,550,637)

Net unrealized appreciation of investments	$430,529,171

Cost of investments for tax purposes is $1,051,188,315.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2023, undistributed net investment income was increased by $55,472 and undistributed net realized gain was decreased by $55,472. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	914,010	$18,717,155	2,131,144	$44,854,213

Series II	5,985,023	121,718,269	6,183,886	129,543,546

Issued as reinvestment of dividends:
Series I	1,499,055	26,098,541	500,266	9,830,221

Series II	8,618,532	149,359,159	2,738,786	53,625,437

Reacquired:
Series I	(1,946,776)	(40,094,131)	(2,484,000)	(51,775,971)

Series II	(11,188,148)	(224,973,438)	(13,253,029)	(273,401,862)

Net increase (decrease) in share activity	3,881,696	$50,825,555	(4,182,947)	$(87,324,416)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Comstock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,080.00	$3.93	$1,021.42	$3.82	0.75%
Series II	1,000.00	1,078.90	5.24	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$146,541,031
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	88.57%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	11 Greenway Plaza Houston, TX 77046-1173	1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Comstock Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Conservative Balanced Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VICBAL-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Conservative Balanced Fund (the Fund) outperformed the Custom Invesco V.I. Conservative Balanced Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	12.60%
Series II Shares	12.31
Russell 3000 Index▼	25.96
Bloomberg U.S. Aggregate Bond Index▼	5.53
Custom Invesco V.I. Conservative Balanced Index∎	12.54

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 During the fiscal year, stock selection in the consumer discretionary, industrials and energy sectors were the largest detractors to Fund performance relative to the Russell 3000 Index. This was offset by stronger stock selection in the communication services, health care and information technology sectors.

 The largest individual contributors to Fund performance during the fiscal year included NVIDIA, Microsoft and Meta Platforms. NVIDIA experienced significant share price gains after management provided guidance significantly above consensus expectations as customers look to build out graphics processing units for generative artificial intelligence (AI). Microsoft outperformed as it reported strong results and benefited from investor excitement around how AI could supplement the company’s already robust technology platform. Meta Platforms outperformed as the company returned to revenue growth and continued to benefit from the meaningful steps taken to optimize its cost structure and improve execution. We believe the company is well positioned to grow in-line or above the digital marketing peer group given its large audience and high levels of engagement.

 The largest individual detractors from Fund performance during the fiscal year included SVB Financial, Exxon Mobil and Dollar General. SVB Financial failed and the bank was taken over by the Federal Deposit Insurance Corporation following a bank run precipitated by the company’s decision to sell their entire available-for-sale bond portfolio at a loss and to seek an equity capital raise. While we understood that the company made a significant error extending their bond portfolio duration at lower rates, we underestimated the risk of a highly concentrated depositor base. Exxon Mobil and the energy sector in general underperformed as oil prices declined and market leadership rotated into areas that had previously underperformed. Dollar General reported weak same store sales growth and margins while noting they needed to get more aggressive on price and cutting full-year guidance.

 Thank you for your investment in Invesco V.I Conservative Balanced Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Portfolio manager(s):

Michael Hyman

Magnus Krantz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Conservative Balanced Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (2/9/87)	6.70%
10 Years	5.20
5 Years	6.93
1 Year	12.60

Series II Shares
Inception (5/1/02)	4.01%
10 Years	4.94
5 Years	6.66
1 Year	12.31

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Conservative Balanced Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Conservative Balanced Fund (renamed Invesco V.I. Conservative Balanced Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Conservative Balanced Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Conservative Balanced Fund

Supplemental Information

Invesco V.I. Conservative Balanced Fund’s investment objective is to seek total return.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Custom Invesco V.I. Conservative Balanced Index is composed of 65% Bloomberg U.S. Aggregate Bond Index/35% Russell 3000® Index.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Conservative Balanced Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Common Stocks & Other Equity Interests	41.01%

U.S. Dollar Denominated Bonds & Notes	21.97

U.S. Government Sponsored Agency Mortgage-Backed Securities	18.67

Asset-Backed Securities	11.55

U.S. Treasury Securities	9.84

Security Types Each Less Than 1% of Portfolio	0.84

Money Market Funds Plus Other Assets Less Liabilities	(3.88)

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	3.37%

2.	Apple, Inc.	2.18

3.	Amazon.com, Inc.	2.18

4.	Alphabet, Inc., Class A	1.85

5.	NVIDIA Corp.	1.62

6.	Meta Platforms, Inc., Class A	1.39

7.	JPMorgan Chase & Co.	1.18

8.	Exxon Mobil Corp.	0.85

9.	UnitedHealth Group, Inc.	0.82

10.	Eli Lilly and Co.	0.76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Conservative Balanced Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–41.01%
Aerospace & Defense–1.28%
Boeing Co. (The)(b)	4,372	$ 1,139,605

Howmet Aerospace, Inc.	15,298	827,928

Huntington Ingalls Industries, Inc.	1,575	408,933

		2,376,466

Air Freight & Logistics–0.47%
United Parcel Service, Inc., Class B	5,605	881,274

Application Software–0.61%
Autodesk, Inc.(b)	2,836	690,509

Tyler Technologies, Inc.(b)	1,046	437,354

		1,127,863

Automobile Manufacturers–0.24%
Tesla, Inc.(b)	1,809	449,500

Automotive Parts & Equipment–0.26%
Aptiv PLC(b)	5,289	474,529

Automotive Retail–0.26%
AutoNation, Inc.(b)(c)	3,271	491,239

Biotechnology–0.84%
Biogen, Inc.(b)	2,454	635,022

Gilead Sciences, Inc.	11,357	920,030

		1,555,052

Broadline Retail–2.18%
Amazon.com, Inc.(b)	26,550	4,034,007

Communications Equipment–0.46%
Motorola Solutions, Inc.	2,711	848,787

Construction Materials–0.44%
Vulcan Materials Co.	3,592	815,420

Consumer Finance–0.54%
American Express Co.	5,303	993,464

Distillers & Vintners–0.54%
Constellation Brands, Inc., Class A	4,147	1,002,537

Distributors–0.26%
LKQ Corp.	10,011	478,426

Diversified Banks–1.18%
JPMorgan Chase & Co.	12,854	2,186,465

Diversified Financial Services–0.37%
Equitable Holdings, Inc.	20,648	687,578

Electrical Components & Equipment–1.15%
Emerson Electric Co.	6,851	666,808

Hubbell, Inc.	1,663	547,012

Regal Rexnord Corp.	3,421	506,376

Rockwell Automation, Inc.	1,317	408,902

		2,129,098

	Shares	Value

Electronic Equipment & Instruments–0.28%
Keysight Technologies, Inc.(b)	3,286	$ 522,770

Fertilizers & Agricultural Chemicals–0.20%
Mosaic Co. (The)	10,526	376,094

Health Care Equipment–1.09%
Boston Scientific Corp.(b)	13,804	798,009

DexCom, Inc.(b)(c)	3,334	413,716

Zimmer Biomet Holdings, Inc.	6,594	802,490

		2,014,215

Health Care Facilities–0.44%
Acadia Healthcare Co., Inc.(b)	4,991	388,100

Tenet Healthcare Corp.(b)	5,651	427,046

		815,146

Home Improvement Retail–0.32%
Lowe’s Cos., Inc.	2,699	600,662

Homebuilding–0.29%
D.R. Horton, Inc.	3,494	531,018

Hotels, Resorts & Cruise Lines–0.26%
Wyndham Hotels & Resorts, Inc.	5,899	474,339

Household Products–0.64%
Procter & Gamble Co. (The)	8,096	1,186,388

Human Resource & Employment Services–0.31%
Paylocity Holding Corp.(b)	3,499	576,810

Industrial Machinery & Supplies & Components–0.25%
Lincoln Electric Holdings, Inc.(c)	2,132	463,625

Industrial REITs–0.61%
First Industrial Realty Trust, Inc.	21,445	1,129,508

Insurance Brokers–0.45%
Arthur J. Gallagher & Co.	3,683	828,233

Integrated Oil & Gas–0.84%
Exxon Mobil Corp.	15,633	1,562,987

Integrated Telecommunication Services–0.98%
Deutsche Telekom AG (Germany)	32,795	788,500

Verizon Communications, Inc.	27,184	1,024,837

		1,813,337

Interactive Media & Services–3.24%
Alphabet, Inc., Class A(b)	24,497	3,421,986

Meta Platforms, Inc., Class A(b)	7,288	2,579,660

		6,001,646

Investment Banking & Brokerage–1.34%
Charles Schwab Corp. (The)	11,603	798,286

Morgan Stanley	9,124	850,813

Raymond James Financial, Inc.	7,427	828,111

		2,477,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Shares	Value

IT Consulting & Other Services–0.34%
Amdocs Ltd.	7,110	$ 624,898

Life Sciences Tools & Services–0.35%
Lonza Group AG (Switzerland)	1,531	645,448

Managed Health Care–0.81%
UnitedHealth Group, Inc.	2,861	1,506,231

Metal, Glass & Plastic Containers–0.29%
Silgan Holdings, Inc.	11,700	529,425

Multi-Family Residential REITs–0.28%
Mid-America Apartment Communities, Inc.	3,839	516,192

Multi-line Insurance–0.44%
American International Group, Inc.	11,989	812,255

Multi-Utilities–0.89%
Ameren Corp.	6,370	460,806

CMS Energy Corp.	7,292	423,447

WEC Energy Group, Inc.	9,066	763,085

		1,647,338

Oil & Gas Exploration & Production–0.73%
APA Corp.	11,566	414,988

Chesapeake Energy Corp.(c)	5,418	416,861

Marathon Oil Corp.	21,936	529,974

		1,361,823

Personal Care Products–0.28%
BellRing Brands, Inc.(b)	9,335	517,439

Pharmaceuticals–1.78%
AstraZeneca PLC, ADR (United Kingdom)	10,595	713,573

Eli Lilly and Co.	2,416	1,408,335

Merck & Co., Inc.	10,731	1,169,894

		3,291,802

Property & Casualty Insurance–0.46%
Hartford Financial Services Group, Inc. (The)	10,592	851,385

Rail Transportation–0.45%
Union Pacific Corp.	3,399	834,862

Regional Banks–0.42%
M&T Bank Corp.	5,647	774,091

Restaurants–0.30%
Starbucks Corp.	5,747	551,770

Semiconductor Materials & Equipment–0.57%
Applied Materials, Inc.	6,548	1,061,234

Semiconductors–2.55%
ARM Holdings PLC, ADR(b)(c)	10,765	808,936

NVIDIA Corp.	6,067	3,004,500

Texas Instruments, Inc.	5,311	905,313

		4,718,749

Soft Drinks & Non-alcoholic Beverages–0.75%
Coca-Cola Consolidated, Inc.	564	523,618

PepsiCo, Inc.	5,112	868,222

		1,391,840

	Shares	Value

Specialty Chemicals–0.44%
PPG Industries, Inc.	5,453	$ 815,496

Systems Software–3.62%
GitLab, Inc., Class A(b)	7,399	465,841

Microsoft Corp.	16,606	6,244,520

		6,710,361

Technology Hardware, Storage & Peripherals–2.18%
Apple, Inc.	20,975	4,038,317

Tobacco–0.46%
Philip Morris International, Inc.	9,116	857,633

Total Common Stocks & Other Equity Interests (Cost $52,394,716)		75,964,282

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–21.97%
Advertising–0.01%
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$6,000	5,967

WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	7,000	6,886

		12,853

Aerospace & Defense–0.35%
BAE Systems Holdings, Inc. (United Kingdom), 3.85%, 12/15/2025(d)	5,000	4,893

L3Harris Technologies, Inc.,
5.40%, 07/31/2033	18,000	18,724

5.60%, 07/31/2053	25,000	26,644

Lockheed Martin Corp.,
4.95%, 10/15/2025	6,000	6,050

5.10%, 11/15/2027	7,000	7,229

4.75%, 02/15/2034	37,000	37,678

5.90%, 11/15/2063	7,000	8,184

Northrop Grumman Corp., 4.95%, 03/15/2053	8,000	7,934

RTX Corp.,
5.00%, 02/27/2026	9,000	9,039

5.75%, 01/15/2029	93,000	97,271

6.00%, 03/15/2031	47,000	50,083

5.15%, 02/27/2033	57,000	58,118

6.10%, 03/15/2034	117,000	127,021

6.40%, 03/15/2054	137,000	158,716

Textron, Inc., 6.10%, 11/15/2033	22,000	23,477

		641,061

Agricultural & Farm Machinery–0.06%
CNH Industrial Capital LLC, 5.45%, 10/14/2025	10,000	10,049

John Deere Capital Corp.,
4.55%, 10/11/2024	16,000	15,942

4.70%, 06/10/2030	81,000	82,359

		108,350

Agricultural Products & Services–0.01%
Cargill, Inc.,
4.88%, 10/10/2025(d)	10,000	10,049

4.75%, 04/24/2033(d)	17,000	17,077

		27,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Air Freight & Logistics–0.04%
United Parcel Service, Inc., 5.05%, 03/03/2053	$76,000	$ 78,841

Apparel, Accessories & Luxury Goods–0.21%
Tapestry, Inc.,
7.05%, 11/27/2025	91,000	93,059

7.35%, 11/27/2028	103,000	108,112

7.70%, 11/27/2030	82,000	86,388

7.85%, 11/27/2033	100,000	106,727

		394,286

Application Software–0.10%
Intuit, Inc.,
5.20%, 09/15/2033	100,000	104,741

5.50%, 09/15/2053	62,000	67,866

Workday, Inc., 3.70%, 04/01/2029	7,000	6,723

		179,330

Asset Management & Custody Banks–0.49%
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	134,000	140,540

4.50%, 05/13/2032	6,000	5,955

5.15%, 05/15/2033	60,000	61,868

Bank of New York Mellon Corp. (The),
4.41%, 07/24/2026(e)	10,000	9,900

4.54%, 02/01/2029(e)	27,000	26,816

5.83%, 10/25/2033(e)	10,000	10,605

4.71%, 02/01/2034(e)	16,000	15,658

Series J, 4.97%, 04/26/2034(e)	30,000	29,867

Series I, 3.75%(e)(f)	15,000	13,002

BlackRock, Inc., 4.75%, 05/25/2033	66,000	66,619

Blackstone Secured Lending Fund, 2.13%, 02/15/2027	89,000	79,142

Brookfield Corp. (Canada), 4.00%, 01/15/2025	5,000	4,925

Northern Trust Corp., 6.13%, 11/02/2032	7,000	7,520

State Street Corp.,
5.68%, 11/21/2029(e)	212,000	219,331

4.82%, 01/26/2034(e)	6,000	5,907

5.16%, 05/18/2034(e)	52,000	52,405

6.12%, 11/21/2034(e)	156,000	165,678

		915,738

Automobile Manufacturers–0.54%
American Honda Finance Corp.,
4.70%, 01/12/2028	28,000	28,253

4.60%, 04/17/2030	14,000	13,987

Daimler Truck Finance North America LLC (Germany), 5.15%, 01/16/2026(d)	150,000	150,484

Ford Motor Credit Co. LLC,
6.80%, 11/07/2028	200,000	209,398

7.12%, 11/07/2033	204,000	219,908

Hyundai Capital America,
5.50%, 03/30/2026(d)	30,000	30,168

5.65%, 06/26/2026(d)	45,000	45,318

5.60%, 03/30/2028(d)	44,000	44,685

5.80%, 04/01/2030(d)	8,000	8,248

Mercedes-Benz Finance North America LLC (Germany), 5.10%, 08/03/2028(d)	217,000	221,349

	Principal Amount	Value

Automobile Manufacturers–(continued)
PACCAR Financial Corp.,
4.95%, 10/03/2025	$15,000	$ 15,094

4.60%, 01/10/2028	11,000	11,106

Toyota Motor Credit Corp., 4.63%, 01/12/2028	11,000	11,148

		1,009,146

Automotive Parts & Equipment–0.07%
ERAC USA Finance LLC,
4.60%, 05/01/2028(d)	40,000	39,778

4.90%, 05/01/2033(d)	57,000	56,954

5.40%, 05/01/2053(d)	34,000	35,723

		132,455

Automotive Retail–0.07%
Advance Auto Parts, Inc., 5.95%, 03/09/2028	39,000	38,834

AutoZone, Inc.,
5.05%, 07/15/2026	39,000	39,256

5.20%, 08/01/2033	47,000	47,865

		125,955

Biotechnology–0.21%
Amgen, Inc.,
5.25%, 03/02/2025	59,000	59,157

5.15%, 03/02/2028	41,000	41,991

5.25%, 03/02/2030	14,000	14,398

5.25%, 03/02/2033	44,000	45,126

5.60%, 03/02/2043	37,000	38,256

5.65%, 03/02/2053	41,000	43,167

Gilead Sciences, Inc.,
5.25%, 10/15/2033	98,000	102,190

5.55%, 10/15/2053	39,000	42,292

		386,577

Brewers–0.00%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	6,000	8,020

Building Products–0.05%
Carrier Global Corp.,
5.90%, 03/15/2034(d)	37,000	40,034

6.20%, 03/15/2054(d)	39,000	45,130

Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	6,000	4,996

		90,160

Cable & Satellite–0.27%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
7.29% (3 mo. Term SOFR + 1.91%), 02/01/2024(g)	7,000	7,000

4.91%, 07/23/2025	19,000	18,830

6.15%, 11/10/2026(c)	247,000	252,585

6.65%, 02/01/2034	178,000	187,778

Comcast Corp.,
5.50%, 11/15/2032	10,000	10,657

2.65%, 08/15/2062	5,000	3,075

Cox Communications, Inc., 5.70%, 06/15/2033(d)	16,000	16,653

		496,578

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Cargo Ground Transportation–0.12%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(d)	$11,000	$ 11,095

5.70%, 02/01/2028(d)	10,000	10,224

5.55%, 05/01/2028(d)	37,000	37,599

6.05%, 08/01/2028(d)	53,000	54,988

6.20%, 06/15/2030(d)	13,000	13,657

Ryder System, Inc., 6.60%, 12/01/2033	89,000	98,739

		226,302

Commercial & Residential Mortgage Finance–0.28%
Aviation Capital Group LLC,
6.25%, 04/15/2028(d)	31,000	31,645

6.75%, 10/25/2028(d)	126,000	131,693

Nationwide Building Society (United Kingdom),
6.56%, 10/18/2027(d)(e)	200,000	207,157

3.96%, 07/18/2030(d)(e)	150,000	140,244

		510,739

Communications Equipment–0.00%
Motorola Solutions, Inc., 4.60%, 02/23/2028	5,000	4,977

Construction Machinery & Heavy Transportation Equipment–0.11%
Komatsu Finance America, Inc., 5.50%, 10/06/2027(d)	200,000	205,104

Consumer Finance–0.16%
Capital One Financial Corp.,
7.15%, 10/29/2027(e)	76,000	78,941

6.31%, 06/08/2029(e)	51,000	52,345

7.62%, 10/30/2031(e)	87,000	95,685

6.38%, 06/08/2034(e)	44,000	45,312

General Motors Financial Co., Inc.,
6.05%, 10/10/2025	20,000	20,235

5.40%, 04/06/2026	7,000	7,047

Synchrony Financial, 4.25%, 08/15/2024	5,000	4,947

		304,512

Consumer Staples Merchandise Retail–0.05%
Dollar General Corp., 5.50%, 11/01/2052	6,000	5,812

Target Corp.,
4.50%, 09/15/2032	8,000	8,085

4.80%, 01/15/2053	15,000	14,902

Walmart, Inc., 4.50%, 04/15/2053	65,000	63,231

		92,030

Data Processing & Outsourced Services–0.10%
Concentrix Corp., 6.85%, 08/02/2033	184,000	189,382

Distillers & Vintners–0.01%
Brown-Forman Corp., 4.75%, 04/15/2033	9,000	9,182

Constellation Brands, Inc., 4.90%, 05/01/2033	7,000	7,047

		16,229

	Principal Amount	Value

Distributors–0.12%
Genuine Parts Co.,
6.50%, 11/01/2028	$70,000	$ 74,392

6.88%, 11/01/2033	128,000	142,166

		216,558

Diversified Banks–8.34%
Australia and New Zealand Banking Group Ltd. (Australia),
5.09%, 12/08/2025	250,000	251,685

6.75%(d)(e)(f)	425,000	428,117

Banco Santander S.A. (Spain),
6.53%, 11/07/2027(e)	200,000	206,944

6.61%, 11/07/2028	200,000	213,101

9.63%(e)(f)	200,000	214,788

9.63%(e)(f)	200,000	219,000

Bank of America Corp.,
3.37%, 01/23/2026(e)	5,000	4,885

4.95%, 07/22/2028(e)	6,000	6,002

5.20%, 04/25/2029(e)	81,000	81,553

4.27%, 07/23/2029(e)	4,000	3,865

5.82%, 09/15/2029(e)	149,000	153,901

4.57%, 04/27/2033(e)	7,000	6,676

5.02%, 07/22/2033(e)	6,000	5,938

5.29%, 04/25/2034(e)	77,000	77,219

5.87%, 09/15/2034(e)	113,000	118,355

2.48%, 09/21/2036(e)	7,000	5,548

7.75%, 05/14/2038	115,000	140,061

Bank of America N.A., 5.53%, 08/18/2026	458,000	466,612

Bank of Montreal (Canada), 5.30%, 06/05/2026	25,000	25,257

Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(e)	246,000	256,186

Barclays PLC (United Kingdom), 6.69%, 09/13/2034(e)	200,000	213,953

BPCE S.A. (France),
5.94% (SOFR + 0.57%), 01/14/2025(d)(g)	250,000	249,460

4.50%, 03/15/2025(d)	184,000	180,632

Citigroup, Inc.,
5.61%, 09/29/2026(e)	21,000	21,169

4.08%, 04/23/2029(e)	7,000	6,743

6.17%, 05/25/2034(e)	87,000	90,059

7.38%(c)(e)(f)	304,000	308,437

7.63%(e)(f)	287,000	293,773

Series V, 4.70%(e)(f)	140,000	130,562

Citizens Bank N.A., 6.06%, 10/24/2025(e)	358,000	349,372

Commonwealth Bank of Australia (Australia), 3.31%, 03/11/2041(d)	200,000	145,227

Credit Agricole S.A. (France), 4.38%, 03/17/2025(d)	304,000	299,241

Danske Bank A/S (Denmark), 1.55%, 09/10/2027(d)(e)	200,000	180,558

Discover Bank, 4.65%, 09/13/2028	122,000	116,239

Federation des caisses Desjardins du Quebec (Canada), 4.55%, 08/23/2027(d)	280,000	278,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Diversified Banks–(continued)
Fifth Third Bancorp,
2.38%, 01/28/2025	$10,000	$ 9,676

1.71%, 11/01/2027(e)	10,000	9,005

6.34%, 07/27/2029(e)	10,000	10,416

4.77%, 07/28/2030(e)	26,000	25,410

HSBC Holdings PLC (United Kingdom),
2.25%, 11/22/2027(e)	200,000	183,641

4.04%, 03/13/2028(e)	135,000	130,140

5.21%, 08/11/2028(e)	205,000	204,941

4.58%, 06/19/2029(e)	183,000	177,591

6.33%, 03/09/2044(e)	256,000	276,231

4.60%(e)(f)	225,000	188,216

Huntington National Bank (The), 5.70%, 11/18/2025(e)	700,000	691,563

Intesa Sanpaolo S.p.A. (Italy),
7.20%, 11/28/2033(d)	200,000	213,345

7.80%, 11/28/2053(d)	214,000	235,173

JPMorgan Chase & Co.,
3.78%, 02/01/2028(e)	5,000	4,832

3.54%, 05/01/2028(e)	6,000	5,730

4.85%, 07/25/2028(e)	7,000	7,005

5.30%, 07/24/2029(e)	85,000	86,300

6.09%, 10/23/2029(e)	122,000	128,336

4.59%, 04/26/2033(e)	7,000	6,765

5.72%, 09/14/2033(e)	16,000	16,564

5.35%, 06/01/2034(e)	144,000	146,136

6.25%, 10/23/2034(e)	189,000	204,983

JPMorgan Chase Bank N.A., 5.11%, 12/08/2026	345,000	348,231

KeyCorp, 3.88%, 05/23/2025(e)	25,000	24,446

Manufacturers & Traders Trust Co.,
5.40%, 11/21/2025(c)	359,000	356,866

4.70%, 01/27/2028	189,000	183,738

Mitsubishi UFJ Financial Group, Inc. (Japan),
4.79%, 07/18/2025(e)	593,000	590,259

5.02%, 07/20/2028(e)	200,000	200,256

1.80%, 07/20/2033(e)	200,000	203,162

8.20%(c)(e)(f)	304,000	330,598

Mizuho Financial Group, Inc. (Japan), 5.78%, 07/06/2029(e)	200,000	205,884

National Securities Clearing Corp., 5.10%, 11/21/2027(d)	250,000	255,332

PNC Bank N.A., 2.50%, 08/27/2024	252,000	247,110

PNC Financial Services Group, Inc. (The),
5.67%, 10/28/2025(e)	8,000	7,999

6.62%, 10/20/2027(e)	128,000	132,832

5.58%, 06/12/2029(e)	86,000	87,894

4.63%, 06/06/2033(e)	9,000	8,493

6.04%, 10/28/2033(e)	7,000	7,317

5.07%, 01/24/2034(e)	17,000	16,642

6.88%, 10/20/2034(e)	107,000	118,830

Royal Bank of Canada (Canada), 5.00%, 02/01/2033	22,000	22,384

Standard Chartered PLC (United Kingdom),
2.68%, 06/29/2032(d)(e)	200,000	162,781

6.30%, 07/06/2034(d)(e)	200,000	210,182

Sumitomo Mitsui Financial Group, Inc. (Japan),
2.14%, 09/23/2030	7,000	5,805

5.81%, 09/14/2033	235,000	251,283

	Principal Amount	Value

Diversified Banks–(continued)
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 09/14/2026(d)	$200,000	$ 203,334

5.55%, 09/14/2028(d)	203,000	208,952

Synovus Bank, 5.63%, 02/15/2028	250,000	240,394

Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(e)	200,000	208,658

U.S. Bancorp,
Series W, 3.10%, 04/27/2026	6,000	5,752

4.55%, 07/22/2028(e)	10,000	9,857

5.78%, 06/12/2029(e)	65,000	66,824

4.97%, 07/22/2033(e)	9,000	8,537

5.85%, 10/21/2033(e)	13,000	13,401

4.84%, 02/01/2034(e)	49,000	46,958

5.84%, 06/12/2034(e)	66,000	68,110

UBS AG (Switzerland), 5.65%, 09/11/2028	200,000	207,555

Wells Fargo & Co.,
3.58%, 05/22/2028(e)	7,000	6,672

5.57%, 07/25/2029(e)	58,000	59,256

6.30%, 10/23/2029(e)	85,000	89,636

5.39%, 04/24/2034(e)	25,000	25,123

5.56%, 07/25/2034(e)	150,000	152,795

6.49%, 10/23/2034(e)	220,000	239,463

4.61%, 04/25/2053(e)	9,000	8,102

7.63%(e)(f)	65,000	68,368

Wells Fargo Bank N.A., 5.55%, 08/01/2025	506,000	511,420

Westpac Banking Corp. (Australia), 6.82%, 11/17/2033	279,000	303,327

		15,442,407

Diversified Capital Markets–0.63%
UBS Group AG (Switzerland),
4.55%, 04/17/2026	154,000	152,054

4.75%, 05/12/2028(d)(e)	205,000	201,994

6.30%, 09/22/2034(d)(e)	200,000	211,871

4.38%(d)(e)(f)	200,000	158,456

9.25%(d)(e)(f)	201,000	223,264

9.25%(d)(e)(f)	200,000	216,256

		1,163,895

Diversified Financial Services–0.22%
Apollo Global Management, Inc., 6.38%, 11/15/2033	114,000	122,874

Corebridge Financial, Inc.,
6.05%, 09/15/2033(d)	90,000	93,850

5.75%, 01/15/2034	179,000	183,102

		399,826

Diversified Metals & Mining–0.23%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	117,000	120,183

5.25%, 09/08/2030	87,000	90,184

5.25%, 09/08/2033	154,000	159,777

5.50%, 09/08/2053	47,000	51,327

		421,471

Diversified REITs–0.02%
CubeSmart L.P.,
2.25%, 12/15/2028	5,000	4,420

2.50%, 02/15/2032	7,000	5,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Diversified REITs–(continued)
VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(d)	$23,000	$ 22,939

		33,190

Diversified Support Services–0.07%
Element Fleet Management Corp. (Canada), 6.32%, 12/04/2028(d)	119,000	123,049

Electric Utilities–0.89%
AEP Texas, Inc., 3.95%, 06/01/2028(d)	172,000	165,736

Alabama Power Co., 5.85%, 11/15/2033	34,000	36,583

American Electric Power Co., Inc.,
5.75%, 11/01/2027	7,000	7,243

5.20%, 01/15/2029	121,000	122,711

Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	10,000	10,226

Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	63,000	66,119

5.90%, 11/15/2053	89,000	98,082

Constellation Energy Generation LLC,
6.13%, 01/15/2034	34,000	36,413

6.50%, 10/01/2053	28,000	31,633

Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	37,000	42,762

Duke Energy Carolinas LLC, 5.35%, 01/15/2053	16,000	16,426

Duke Energy Corp.,
5.00%, 12/08/2025	17,000	17,042

5.00%, 08/15/2052	7,000	6,550

3.25%, 01/15/2082(e)	7,000	5,448

Duke Energy Indiana LLC, 5.40%, 04/01/2053	29,000	29,601

Enel Finance America LLC (Italy), 2.88%, 07/12/2041(d)	200,000	136,368

Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(d)	200,000	205,139

Evergy Metro, Inc., 4.95%, 04/15/2033	11,000	11,004

Exelon Corp., 5.60%, 03/15/2053	24,000	24,456

Florida Power & Light Co., 4.80%, 05/15/2033	13,000	13,157

Georgia Power Co.,
4.65%, 05/16/2028	9,000	9,076

4.95%, 05/17/2033	19,000	19,167

Metropolitan Edison Co., 5.20%, 04/01/2028(d)	9,000	9,077

MidAmerican Energy Co.,
5.35%, 01/15/2034	19,000	20,038

5.85%, 09/15/2054	41,000	45,475

National Rural Utilities Cooperative Finance Corp., 5.80%, 01/15/2033	6,000	6,358

NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	29,000	29,276

4.63%, 07/15/2027	8,000	7,991

Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	8,000	8,432

Oncor Electric Delivery Co. LLC, 5.65%, 11/15/2033(d)	83,000	88,476

PECO Energy Co., 4.90%, 06/15/2033	37,000	37,647

Public Service Co. of Colorado, 5.25%, 04/01/2053	20,000	19,959

	Principal Amount	Value

Electric Utilities–(continued)
Public Service Co. of New Hampshire, 5.35%, 10/01/2033	$31,000	$ 32,492

Public Service Electric and Gas Co., 5.13%, 03/15/2053	10,000	10,427

San Diego Gas & Electric Co., 5.35%, 04/01/2053	60,000	60,824

Sierra Pacific Power Co., 5.90%, 03/15/2054(d)	28,000	29,721

Southern Co. (The), 5.70%, 10/15/2032	7,000	7,354

Southwestern Electric Power Co., 5.30%, 04/01/2033	17,000	17,014

Virginia Electric and Power Co., 5.00%, 04/01/2033	18,000	18,220

Vistra Operations Co. LLC, 6.95%, 10/15/2033(d)	78,000	82,182

Xcel Energy, Inc., 4.60%, 06/01/2032	7,000	6,830

		1,648,735

Electrical Components & Equipment–0.01%
Regal Rexnord Corp., 6.30%, 02/15/2030(d)	10,000	10,268

Environmental & Facilities Services–0.31%
Republic Services, Inc.,
4.88%, 04/01/2029	134,000	136,596

5.00%, 12/15/2033	125,000	127,676

5.00%, 04/01/2034	8,000	8,198

Veralto Corp.,
5.50%, 09/18/2026(d)	120,000	121,585

5.35%, 09/18/2028(d)	113,000	115,730

5.45%, 09/18/2033(d)	62,000	64,262

		574,047

Financial Exchanges & Data–0.06%
Intercontinental Exchange, Inc.,
4.60%, 03/15/2033	6,000	5,977

4.95%, 06/15/2052	6,000	6,000

5.20%, 06/15/2062	22,000	22,580

Nasdaq, Inc.,
5.35%, 06/28/2028	15,000	15,460

5.55%, 02/15/2034	27,000	28,066

5.95%, 08/15/2053	8,000	8,608

6.10%, 06/28/2063	19,000	20,563

S&P Global, Inc.,
2.90%, 03/01/2032	6,000	5,358

3.90%, 03/01/2062	6,000	5,026

		117,638

Gas Utilities–0.07%
Atmos Energy Corp.,
5.90%, 11/15/2033	42,000	45,600

6.20%, 11/15/2053	32,000	37,577

Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	36,000	37,043

Southwest Gas Corp., 5.45%, 03/23/2028	9,000	9,206

		129,426

Health Care Distributors–0.01%
McKesson Corp., 5.10%, 07/15/2033	25,000	25,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Health Care Equipment–0.12%
Alcon Finance Corp. (Switzerland), 5.38%, 12/06/2032(d)	$200,000	$ 206,387

Becton, Dickinson and Co., 4.69%, 02/13/2028	16,000	16,078

		222,465

Health Care Facilities–0.06%
HCA, Inc., 5.90%, 06/01/2053	50,000	51,326

UPMC,
5.04%, 05/15/2033	47,000	47,604

5.38%, 05/15/2043	16,000	16,227

		115,157

Health Care REITs–0.01%
Healthcare Realty Holdings L.P.,
3.50%, 08/01/2026	6,000	5,731

2.00%, 03/15/2031	6,000	4,806

		10,537

Health Care Services–0.21%
CVS Health Corp.,
5.00%, 01/30/2029	35,000	35,661

5.25%, 01/30/2031	7,000	7,183

5.30%, 06/01/2033	43,000	44,146

5.88%, 06/01/2053	15,000	15,797

6.00%, 06/01/2063	17,000	18,060

Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(d)	150,000	135,585

Piedmont Healthcare, Inc.,
Series 2042, 2.72%, 01/01/2042	23,000	16,672

2.86%, 01/01/2052	34,000	22,767

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	38,000	23,065

Quest Diagnostics, Inc., 6.40%, 11/30/2033	61,000	67,680

		386,616

Health Care Supplies–0.02%
Medtronic Global Holdings S.C.A., 4.50%, 03/30/2033	31,000	31,024

Home Improvement Retail–0.18%
Home Depot, Inc. (The),
4.95%, 09/30/2026	55,000	55,801

4.90%, 04/15/2029	137,000	140,820

Lowe’s Cos., Inc.,
3.35%, 04/01/2027	6,000	5,782

5.00%, 04/15/2033	7,000	7,152

5.15%, 07/01/2033	39,000	40,089

5.75%, 07/01/2053	8,000	8,485

5.85%, 04/01/2063	72,000	75,537

		333,666

Hotels, Resorts & Cruise Lines–0.02%
Marriott International, Inc., 4.90%, 04/15/2029	30,000	30,215

Industrial Machinery & Supplies & Components–0.19%
Caterpillar Financial Services Corp., 5.15%, 08/11/2025	173,000	174,327

	Principal Amount	Value

Industrial Machinery & Supplies & Components–(continued)
Ingersoll Rand, Inc.,
5.40%, 08/14/2028	$9,000	$ 9,280

5.70%, 08/14/2033	58,000	61,392

Nordson Corp.,
5.60%, 09/15/2028	20,000	20,755

5.80%, 09/15/2033	43,000	45,673

nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	39,000	39,658

		351,085

Industrial REITs–0.03%
LXP Industrial Trust,
6.75%, 11/15/2028	41,000	43,136

2.38%, 10/01/2031	6,000	4,825

		47,961

Insurance Brokers–0.17%
Arthur J. Gallagher & Co.,
6.50%, 02/15/2034	61,000	66,747

6.75%, 02/15/2054	66,000	77,202

Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	82,000	86,400

5.45%, 03/15/2053	11,000	11,525

5.70%, 09/15/2053	73,000	79,499

		321,373

Integrated Oil & Gas–0.05%
BP Capital Markets America, Inc.,
4.81%, 02/13/2033	7,000	7,061

4.89%, 09/11/2033	34,000	34,610

BP Capital Markets PLC (United Kingdom), 4.88%(e)(f)	13,000	12,388

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(d)	7,000	6,639

Occidental Petroleum Corp., 4.63%, 06/15/2045	40,000	31,681

		92,379

Integrated Telecommunication Services–0.03%
AT&T, Inc.,
2.55%, 12/01/2033	7,000	5,709

5.40%, 02/15/2034	47,000	48,491

Verizon Communications, Inc., 2.36%, 03/15/2032	8,000	6,656

		60,856

Interactive Home Entertainment–0.00%
Electronic Arts, Inc., 1.85%, 02/15/2031	7,000	5,845

Interactive Media & Services–0.03%
Meta Platforms, Inc.,
4.65%, 08/15/2062	7,000	6,524

5.75%, 05/15/2063	51,000	55,896

		62,420

Investment Banking & Brokerage–0.76%
Charles Schwab Corp. (The),
5.64%, 05/19/2029(e)	50,000	51,316

6.20%, 11/17/2029(e)	140,000	146,895

5.85%, 05/19/2034(e)	50,000	51,639

6.14%, 08/24/2034(e)	152,000	160,278

Series K, 5.00%(e)(f)	14,000	12,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
5.70%, 11/01/2024	$12,000	$ 12,036

6.08% (SOFR + 0.70%), 01/24/2025(g)	11,000	10,996

6.20% (SOFR + 0.79%), 12/09/2026(g)	31,000	30,707

6.22% (SOFR + 0.81%), 03/09/2027(g)	28,000	27,598

6.29% (SOFR + 0.92%), 10/21/2027(g)	24,000	23,596

Series W, 7.50%(c)(e)(f)	437,000	457,711

Morgan Stanley,
6.00% (SOFR + 0.63%), 01/24/2025(g)	7,000	6,991

5.12%, 02/01/2029(e)	12,000	12,061

5.16%, 04/20/2029(e)	89,000	89,561

5.45%, 07/20/2029(e)	31,000	31,606

6.41%, 11/01/2029(e)	105,000	111,350

5.25%, 04/21/2034(e)	92,000	92,034

5.42%, 07/21/2034(e)	67,000	68,029

5.95%, 01/19/2038(e)	13,000	13,153

		1,410,231

Leisure Products–0.11%
Polaris, Inc., 6.95%, 03/15/2029	195,000	207,616

Life & Health Insurance–0.76%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	7,000	6,733

Corebridge Global Funding,
6.72% (SOFR + 1.30%), 09/25/2026(d)(g)	286,000	287,505

5.90%, 09/19/2028(d)	69,000	71,194

F&G Annuities & Life, Inc., 7.40%, 01/13/2028	31,000	32,009

MAG Mutual Holding Co., 4.75%, 04/30/2041(d)(h)	509,000	410,231

Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(e)	5,000	4,714

MetLife, Inc.,
5.00%, 07/15/2052	6,000	5,966

5.25%, 01/15/2054	36,000	37,038

New York Life Global Funding, 4.55%, 01/28/2033(d)	35,000	34,527

Northwestern Mutual Global Funding, 4.35%, 09/15/2027(d)	12,000	11,845

Pacific Life Global Funding II,
6.23% (SOFR + 0.80%), 03/30/2025(d)(g)	113,000	113,164

6.03% (SOFR + 0.62%), 06/04/2026(d)(g)	21,000	20,826

6.43% (SOFR + 1.05%), 07/28/2026(d)(g)	328,000	329,133

Principal Financial Group, Inc., 5.38%, 03/15/2033	28,000	28,667

Prudential Financial, Inc., 5.20%, 03/15/2044(e)	7,000	6,976

Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(d)	7,000	6,440

		1,406,968

	Principal Amount	Value

Managed Health Care–0.17%
Humana, Inc.,
5.75%, 12/01/2028	$53,000	$ 55,436

5.95%, 03/15/2034	162,000	173,462

UnitedHealth Group, Inc.,
5.00%, 10/15/2024	10,000	9,993

5.15%, 10/15/2025	7,000	7,080

5.25%, 02/15/2028	8,000	8,278

5.30%, 02/15/2030	16,000	16,752

5.35%, 02/15/2033	11,000	11,642

4.50%, 04/15/2033	6,000	5,964

5.05%, 04/15/2053	18,000	18,200

5.20%, 04/15/2063	13,000	13,285

		320,092

Marine Transportation–0.03%
A.P. Moller - Maersk A/S (Denmark), 5.88%, 09/14/2033(d)	58,000	60,573

Movies & Entertainment–0.01%
Warnermedia Holdings, Inc.,
5.05%, 03/15/2042	8,000	7,057

5.14%, 03/15/2052	8,000	6,871

5.39%, 03/15/2062	10,000	8,575

		22,503

Multi-Family Residential REITs–0.07%
AvalonBay Communities, Inc., 5.30%, 12/07/2033	129,000	134,290

Multi-line Insurance–0.12%
Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033	13,000	13,339

Metropolitan Life Global Funding I, 5.15%, 03/28/2033(d)	196,000	199,583

		212,922

Multi-Utilities–0.25%
Ameren Corp., 2.50%, 09/15/2024	5,000	4,891

Ameren Illinois Co., 4.95%, 06/01/2033	27,000	27,363

Black Hills Corp., 6.15%, 05/15/2034	100,000	104,261

Dominion Energy, Inc., 5.38%, 11/15/2032	29,000	29,800

NiSource, Inc.,
5.25%, 03/30/2028	7,000	7,141

5.40%, 06/30/2033	7,000	7,223

Public Service Enterprise Group, Inc.,
5.88%, 10/15/2028	133,000	139,482

6.13%, 10/15/2033	84,000	90,359

WEC Energy Group, Inc.,
5.00%, 09/27/2025	18,000	17,971

5.15%, 10/01/2027	12,000	12,183

4.75%, 01/15/2028	13,000	13,007

1.80%, 10/15/2030	6,000	4,899

		458,580

Office REITs–0.50%
Alexandria Real Estate Equities, Inc., 2.95%, 03/15/2034	7,000	5,842

Highwoods Realty L.P., 7.65%, 02/01/2034	79,000	85,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Office REITs–(continued)
Office Properties Income Trust,
4.25%, 05/15/2024	$88,000	$ 83,462

4.50%, 02/01/2025	36,000	28,317

2.65%, 06/15/2026	9,000	5,589

2.40%, 02/01/2027	39,000	21,905

Piedmont Operating Partnership L.P., 9.25%, 07/20/2028	661,000	698,704

		929,131

Oil & Gas Drilling–0.03%
Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	45,000	47,717

Oil & Gas Exploration & Production–0.06%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	6,000	5,719

ConocoPhillips Co.,
5.55%, 03/15/2054	50,000	53,133

5.70%, 09/15/2063	34,000	36,848

Pioneer Natural Resources Co., 5.10%, 03/29/2026	10,000	10,076

		105,776

Oil & Gas Refining & Marketing–0.02%
Phillips 66 Co., 5.30%, 06/30/2033	37,000	38,000

Oil & Gas Storage & Transportation–0.66%
Cheniere Energy Partners L.P., 5.95%, 06/30/2033(d)	34,000	34,952

Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(d)	20,000	20,482

Enbridge, Inc. (Canada),
5.70%, 03/08/2033	37,000	38,473

Series NC5, 8.25%, 01/15/2084(e)	121,000	125,153

Energy Transfer L.P.,
6.05%, 12/01/2026	112,000	115,215

6.40%, 12/01/2030	25,000	26,758

5.75%, 02/15/2033	6,000	6,194

6.55%, 12/01/2033	32,000	34,773

GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia), 6.51%, 02/23/2042(d)	200,000	211,794

Kinder Morgan, Inc.,
4.80%, 02/01/2033	7,000	6,742

5.20%, 06/01/2033	34,000	33,814

5.45%, 08/01/2052	9,000	8,625

MPLX L.P.,
5.00%, 03/01/2033	18,000	17,642

4.95%, 03/14/2052	7,000	6,240

ONEOK, Inc.,
5.65%, 11/01/2028	8,000	8,288

5.80%, 11/01/2030	77,000	80,098

6.10%, 11/15/2032	6,000	6,380

6.05%, 09/01/2033	76,000	80,558

6.63%, 09/01/2053	107,000	119,883

Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037	11,000	11,599

Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	34,000	35,720

Targa Resources Corp., 5.20%, 07/01/2027	6,000	6,033

Western Midstream Operating L.P., 6.15%, 04/01/2033	29,000	30,164

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The),
5.30%, 08/15/2028	$119,000	$ 121,896

5.65%, 03/15/2033	39,000	40,765

		1,228,241

Other Specialty Retail–0.01%
Tractor Supply Co., 5.25%, 05/15/2033	9,000	9,237

Packaged Foods & Meats–0.08%
Conagra Brands, Inc., 4.60%, 11/01/2025	6,000	5,945

General Mills, Inc., 2.25%, 10/14/2031	5,000	4,213

J.M. Smucker Co. (The), 6.20%, 11/15/2033	47,000	51,288

Mars, Inc.,
4.55%, 04/20/2028(d)	57,000	57,343

4.65%, 04/20/2031(d)	30,000	30,095

McCormick & Co., Inc., 4.95%, 04/15/2033	8,000	8,035

		156,919

Paper & Plastic Packaging Products & Materials–0.00%
Sealed Air Corp., 1.57%, 10/15/2026(d)	6,000	5,407

Passenger Airlines–0.15%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	75,530	67,205

Series 2021-1, Class A, 2.88%, 07/11/2034	6,625	5,635

British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(d)	24,971	21,405

Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(d)	15,057	14,834

4.75%, 10/20/2028(d)	25,995	25,580

United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	7,764	7,869

5.80%, 07/15/2037	124,000	126,233

		268,761

Personal Care Products–0.07%
Kenvue, Inc.,
5.05%, 03/22/2028	17,000	17,427

5.00%, 03/22/2030	37,000	38,221

4.90%, 03/22/2033	47,000	48,467

5.10%, 03/22/2043	15,000	15,575

5.20%, 03/22/2063	15,000	15,701

		135,391

Pharmaceuticals–0.79%
Bayer US Finance LLC (Germany),
6.25%, 01/21/2029(d)	200,000	204,601

6.38%, 11/21/2030(d)	200,000	205,922

6.50%, 11/21/2033(d)	200,000	206,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Pharmaceuticals–(continued)
Bristol-Myers Squibb Co.,
5.75%, 02/01/2031	$127,000	$ 136,038

5.90%, 11/15/2033	73,000	79,565

6.25%, 11/15/2053	47,000	53,833

6.40%, 11/15/2063	65,000	75,383

Eli Lilly and Co.,
4.70%, 02/27/2033	31,000	31,802

4.88%, 02/27/2053	31,000	32,089

4.95%, 02/27/2063	12,000	12,445

Merck & Co., Inc.,
4.90%, 05/17/2044	82,000	83,003

5.00%, 05/17/2053	15,000	15,435

5.15%, 05/17/2063	24,000	25,052

Pfizer Investment Enterprises Pte. Ltd.,
4.75%, 05/19/2033	49,000	49,128

5.30%, 05/19/2053	87,000	88,883

Takeda Pharmaceutical Co. Ltd. (Japan), 5.00%, 11/26/2028	160,000	162,475

		1,462,479

Precious Metals & Minerals–0.05%
Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(d)	86,000	84,651

Property & Casualty Insurance–0.01%
Travelers Cos., Inc. (The), 5.45%, 05/25/2053	18,000	19,441

Rail Transportation–0.17%
Norfolk Southern Corp.,
5.05%, 08/01/2030	39,000	39,964

5.55%, 03/15/2034	70,000	73,967

5.35%, 08/01/2054	56,000	58,280

5.95%, 03/15/2064	87,000	97,194

Union Pacific Corp.,
2.15%, 02/05/2027	6,000	5,603

4.50%, 01/20/2033	15,000	15,093

5.15%, 01/20/2063	16,000	16,173

		306,274

Real Estate Development–0.00%
Essential Properties L.P., 2.95%, 07/15/2031	6,000	4,725

Regional Banks–0.49%
Citizens Financial Group, Inc.,
3.25%, 04/30/2030	3,000	2,637

2.64%, 09/30/2032	6,000	4,640

5.64%, 05/21/2037(e)	11,000	10,145

Huntington Bancshares, Inc., 6.21%, 08/21/2029(e)	155,000	159,918

M&T Bank Corp., 5.05%, 01/27/2034(e)	15,000	14,219

Morgan Stanley Bank N.A., 5.88%, 10/30/2026	250,000	257,162

Santander Holdings USA, Inc., 3.50%, 06/07/2024	5,000	4,948

Santander UK Group Holdings PLC (United Kingdom), 6.83%, 11/21/2026(e)	221,000	225,228

	Principal Amount	Value

Regional Banks–(continued)
Truist Financial Corp.,
6.05%, 06/08/2027(e)	$44,000	$ 44,797

4.87%, 01/26/2029(e)	18,000	17,745

7.16%, 10/30/2029(e)	76,000	82,137

4.92%, 07/28/2033(e)	10,000	9,318

6.12%, 10/28/2033(e)	7,000	7,272

5.12%, 01/26/2034(e)	18,000	17,443

5.87%, 06/08/2034(e)	48,000	48,998

		906,607

Reinsurance–0.00%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	5,000	3,508

Renewable Electricity–0.00%
NSTAR Electric Co., 4.55%, 06/01/2052	6,000	5,476

Restaurants–0.20%
McDonald’s Corp.,
4.80%, 08/14/2028	165,000	167,970

4.95%, 08/14/2033	137,000	140,878

5.15%, 09/09/2052	13,000	13,227

5.45%, 08/14/2053	42,000	44,730

		366,805

Retail REITs–0.03%
Agree L.P., 2.00%, 06/15/2028	5,000	4,341

NNN REIT, Inc.,
5.60%, 10/15/2033	31,000	32,027

3.50%, 04/15/2051	6,000	4,351

Realty Income Corp., 5.63%, 10/13/2032	6,000	6,317

Regency Centers L.P., 2.95%, 09/15/2029	5,000	4,488

Spirit Realty L.P., 3.20%, 01/15/2027	6,000	5,681

		57,205

Self-Storage REITs–0.21%
Extra Space Storage L.P., 5.70%, 04/01/2028	9,000	9,232

Prologis L.P.,
4.88%, 06/15/2028	39,000	39,535

4.63%, 01/15/2033	10,000	10,052

4.75%, 06/15/2033	61,000	61,864

5.13%, 01/15/2034	39,000	40,284

5.25%, 06/15/2053	85,000	88,871

Public Storage Operating Co.,
5.13%, 01/15/2029	9,000	9,297

5.10%, 08/01/2033	76,000	78,735

5.35%, 08/01/2053	45,000	47,057

		384,927

Semiconductors–0.16%
Foundry JV Holdco LLC, 5.88%, 01/25/2034(d)	272,000	279,692

Skyworks Solutions, Inc.,
1.80%, 06/01/2026	4,000	3,710

3.00%, 06/01/2031	5,000	4,281

		287,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Single-Family Residential REITs–0.00%
Sun Communities Operating L.P., 2.70%, 07/15/2031	$3,000	$ 2,502

Specialized Finance–0.00%
Blackstone Holdings Finance Co. LLC, 1.60%, 03/30/2031(d)	6,000	4,694

Systems Software–0.06%
Oracle Corp.,
6.25%, 11/09/2032	34,000	37,001

4.90%, 02/06/2033	36,000	35,856

6.90%, 11/09/2052	9,000	10,574

5.55%, 02/06/2053	16,000	16,023

VMware LLC, 3.90%, 08/21/2027	4,000	3,883

		103,337

Technology Hardware, Storage & Peripherals–0.01%
Leidos, Inc.,
2.30%, 02/15/2031	6,000	5,025

5.75%, 03/15/2033	20,000	20,870

		25,895

Tobacco–0.24%
B.A.T. Capital Corp. (United Kingdom),
7.08%, 08/02/2043	20,000	21,260

7.08%, 08/02/2053	22,000	23,542

Philip Morris International, Inc.,
5.13%, 11/17/2027	9,000	9,166

4.88%, 02/15/2028	92,000	93,037

5.25%, 09/07/2028	97,000	99,853

5.13%, 02/15/2030	104,000	105,766

5.63%, 09/07/2033	86,000	89,864

		442,488

Trading Companies & Distributors–0.03%
Avolon Holdings Funding Ltd. (Ireland), 6.38%, 05/04/2028(d)	62,000	63,274

Transaction & Payment Processing Services–0.14%
Fiserv, Inc.,
5.38%, 08/21/2028	111,000	114,269

5.63%, 08/21/2033	85,000	89,088

Mastercard, Inc., 4.85%, 03/09/2033	60,000	62,004

		265,361

Wireless Telecommunication Services–0.11%
T-Mobile USA, Inc.,
5.05%, 07/15/2033	28,000	28,228

5.75%, 01/15/2034	100,000	106,110

5.65%, 01/15/2053	34,000	35,433

6.00%, 06/15/2054	28,000	30,737

		200,508

Total U.S. Dollar Denominated Bonds & Notes (Cost $39,918,442)		40,689,760

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–18.67%
Collateralized Mortgage Obligations–0.31%
Fannie Mae Interest STRIPS,
IO,
6.50%, 02/25/2032 to 02/25/2033(i)(j)	$76,210	$ 10,854

7.00%, 04/25/2032(i)	2,676	459

6.00%, 06/25/2033 to 09/25/2035(i)(j)	63,904	9,366

5.50%, 09/25/2033 to 06/25/2035(i)	127,053	19,142

Fannie Mae REMICs,
5.50%, 12/25/2025 to 07/25/2046(i)	147,132	103,646

6.00%, 11/25/2028	9,584	9,673

5.70% (30 Day Average SOFR + 0.36%), 08/25/2035(g)	9,020	8,931

4.58% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(g)	20,056	24,220

4.21% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(g)	11,926	13,512

6.39% (30 Day Average SOFR + 1.05%), 06/25/2037(g)	8,862	8,947

5.00%, 04/25/2040	6,439	6,362

4.00%, 03/25/2041 to 08/25/2047(i)	89,185	15,331

IO,
3.00%, 11/25/2027(i)	36,923	1,234

1.65% (7.10% - (30 Day Average SOFR + 0.11%)), 11/25/2030(g)(i)	16,798	960

2.45% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(g)(i)	27,565	2,481

2.50% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(g)(i)	6,083	534

2.65% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032(g)(i)	7,283	806

2.55% (8.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 12/25/2032(g)(i)	85,850	9,135

2.66% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(g)(i)	7,193	409

2.80% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(g)(i)	40,280	5,550

2.10% (7.55% - (30 Day Average SOFR + 0.11%)), 10/25/2033(g)(i)	5,372	574

0.60% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 07/25/2038(g)(i)	19,170	980

1.30% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035(g)(i)	2,596	186

1.15% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(g)(i)	134,442	8,213

1.25% (6.70% - (30 Day Average SOFR + 0.11%)), 05/25/2035(g)(i)	53,954	4,235

3.50%, 08/25/2035(i)	177,758	20,717

0.65% (6.10% - (30 Day Average SOFR + 0.11%)), 10/25/2035(g)(i)	15,498	1,326

1.09% (6.54% - (30 Day Average SOFR + 0.11%)), 06/25/2037(g)(i)	26,752	2,094

1.10% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(g)(i)	34,127	2,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
0.70% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(g)(i)	$117,476	$ 13,808

0.45% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(g)(i)	307,421	25,434

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(j)	3,951,464	10,950

Series KC03, Class X1, IO, 0.63%, 11/25/2024(j)	2,542,269	8,659

Series K734, Class X1, IO, 0.65%, 02/25/2026(j)	2,010,426	19,780

Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	1,974,158	35,235

Series K093, Class X1, IO, 0.94%, 05/25/2029(j)	1,589,986	65,060

Freddie Mac REMICs,
IO,
2.20% (7.65% - (30 Day Average SOFR + 0.11%)), 07/15/2026 to 03/15/2029(g)(i)	17,525	510

3.00%, 06/15/2027 to 05/15/2040(i)	121,615	4,400

2.50%, 05/15/2028(i)	28,786	999

1.25% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(g)(i)	116,138	6,040

1.30% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(g)(i)	5,916	324

1.27% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(g)(i)	40,892	2,229

1.55% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(g)(i)	6,524	657

0.55% (6.00% - (30 Day Average SOFR + 0.11%)), 04/15/2038(g)(i)	3,667	324

0.62% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(g)(i)	24,195	2,051

0.80% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(g)(i)	11,772	857

0.65% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(g)(i)	45,263	3,705

4.00%, 03/15/2045(i)	12,403	366

6.50%, 03/15/2032 to 06/15/2032	33,723	34,860

3.50%, 05/15/2032	7,923	7,731

4.76% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(g)	3,926	4,772

5.85% (30 Day Average SOFR + 0.51%), 09/15/2035(g)	19,234	18,994

Freddie Mac STRIPS,
IO,
7.00%, 04/01/2027(i)	10,444	762

3.00%, 12/15/2027(i)	46,348	2,005

3.27%, 12/15/2027(j)	12,189	473

6.50%, 02/01/2028(i)	2,428	209

6.00%, 12/15/2032(i)	11,135	1,300

PO,
0.00%, 06/01/2026(k)	1,856	1,771

		567,027

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–0.26%
9.00%, 01/01/2025 to 05/01/2025	$72	$ 73

6.50%, 07/01/2028 to 04/01/2034	6,029	6,304

7.00%, 10/01/2031 to 10/01/2037	16,418	16,967

5.00%, 12/01/2034	400	407

5.50%, 09/01/2039 to 06/01/2053	447,387	451,333

		475,084

Federal National Mortgage Association (FNMA)–0.31%
7.50%, 01/01/2033	13,807	14,213

6.00%, 03/01/2037	37,647	39,339

4.00%, 05/01/2052	556,984	531,894

		585,446

Government National Mortgage Association (GNMA)–4.23%
7.50%, 06/15/2024	28	29

IO,
1.08% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(g)(i)	96,143	7,052

1.18% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(g)(i)	43,220	2,653

4.50%, 09/16/2047(i)	129,893	19,970

0.73% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(g)(i)	111,479	14,793

TBA,
2.50%, 01/01/2054(l)	4,465,000	3,906,537

4.50%, 01/01/2054(l)	2,206,000	2,153,268

5.50%, 01/01/2054(l)	1,715,000	1,727,599

		7,831,901

Uniform Mortgage-Backed Securities–13.56%
TBA,
2.00%, 01/01/2054(l)	7,935,458	6,487,237

3.50%, 01/01/2054(l)	2,800,000	2,569,000

4.00%, 01/01/2054(l)	1,039,000	982,788

4.50%, 01/01/2054(l)	1,039,000	1,007,262

5.00%, 01/01/2054(l)	5,082,000	5,028,401

5.50%, 01/01/2054(l)	3,800,000	3,816,625

6.00%, 01/01/2054(l)	5,142,936	5,222,491

		25,113,804

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $34,278,291)		34,573,262

Asset-Backed Securities–11.55%
Alternative Loan Trust, Series 2005-29CB, Class A4, 5.00%, 07/25/2035	72,870	41,803

AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(d)	235,000	210,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(d)(m)	$24,009	$ 22,565

Series 2020-3, Class A1, 1.69%, 04/25/2065(d)(m)	82,927	76,803

Series 2021-3, Class A1, 1.07%, 05/25/2066(d)(m)	47,934	40,105

Series 2021-7, Class A1, 1.98%, 10/25/2066(d)(m)	119,005	100,978

Series 2022-1, Class A1, 2.88%, 12/25/2066(d)(n)	218,821	196,304

Series 2023-6, Class A1, 6.50%, 12/25/2067(d)(n)	92,687	93,379

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(d)	415,000	396,699

Series 2023-1A, Class A, 5.25%, 04/20/2029(d)	100,000	99,650

Series 2023-4A, Class A, 5.49%, 06/20/2029(d)	291,000	293,690

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 6.82% (3 mo. Term SOFR + 1.44%), 07/25/2034(d)(g)	424,000	424,107

Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	16,511	13,781

Series 2007-C, Class 1A4, 4.38%, 05/20/2036(m)	5,071	4,453

Banc of America Mortgage Trust, Series 2004-E, Class 2A6, 5.00%, 06/25/2034(m)	13,321	12,698

Bank, Series 2019-BNK16, Class XA, IO, 0.94%, 02/15/2052(j)	1,497,554	53,985

Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(d)(m)	182,066	155,905

Series 2021-4, Class A4, 2.50%, 10/25/2051(d)(m)	182,066	149,735

Series 2021-4, Class A8, 2.50%, 10/25/2051(d)(m)	168,088	146,887

Series 2021-5, Class A1, 3.00%, 11/25/2051(d)(m)	191,766	164,451

Series 2021-5, Class A2, 2.50%, 11/25/2051(d)(m)	233,994	192,733

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(g)	83,294	78,267

Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(g)	26,918	25,219

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(j)	1,503,684	24,841

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(d)(m)	37,299	34,836

	Principal Amount	Value

BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 6.33% (1 mo. Term SOFR + 0.96%), 11/15/2038(d)(g)	$110,000	$ 108,555

Series 2021-VOLT, Class A, 6.18% (1 mo. Term SOFR + 0.81%), 09/15/2036(d)(g)	210,000	204,829

Series 2021-VOLT, Class B, 6.43% (1 mo. Term SOFR + 1.06%), 09/15/2036(d)(g)	190,000	185,233

BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/2027(d)	105,000	105,219

Series 2022-LBA6, Class A, 6.36% (1 mo. Term SOFR + 1.00%), 01/15/2039(d)(g)	185,000	182,128

Series 2022-LBA6, Class B, 6.66% (1 mo. Term SOFR + 1.30%), 01/15/2039(d)(g)	110,000	108,077

Series 2022-LBA6, Class C, 6.96% (1 mo. Term SOFR + 1.60%), 01/15/2039(d)(g)	100,000	98,147

CarMax Auto Owner Trust, Series 2022-4, Class A4, 5.70%, 07/17/2028	450,000	458,388

CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.87%, 11/13/2050(j)	747,153	17,593

Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 6.66% (3 mo. Term SOFR + 1.24%), 04/20/2031(d)(g)	245,907	246,166

Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(d)(m)	3,665	3,392

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.46%, 01/25/2036(m)	34,836	31,568

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(j)	1,814,714	54,059

Citigroup Mortgage Loan Trust,
Series 2006-AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(g)	65,429	62,795

Series 2021-INV3, Class A3, 2.50%, 05/25/2051(d)(m)	183,347	151,016

COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(d)(m)	1,385	1,378

Series 2021-5, Class A1, 1.73%, 11/26/2066(d)(m)	85,515	72,840

Series 2022-1, Class A1, 2.28%, 12/27/2066(d)(m)	124,834	109,307

Series 2022-2, Class A1, 2.99%, 02/25/2067(d)(n)	128,963	117,114

Series 2022-3, Class A1, 3.90%, 02/25/2067(d)(m)	219,883	207,969

COMM Mortgage Trust,
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	11,426	11,303

Series 2014-CR21, Class AM, 3.99%, 12/10/2047	865,000	821,898

Series 2014-LC15, Class AM, 4.20%, 04/10/2047	140,000	138,265

Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	495,000	467,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-26, Class 1A8, 5.50%, 11/25/2035	$24,119	$ 15,147

Series 2006-6, Class A3, 6.00%, 04/25/2036	16,846	8,744

Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(d)(m)	33,323	28,573

Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(d)(m)	42,818	36,634

Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(d)(m)	152,499	142,856

Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(d)(m)	100,000	88,255

Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(d)(m)	226,701	222,064

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	571,000	480,847

CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	80,043	39,430

Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.74% (3 mo. Term SOFR + 1.34%), 01/15/2034(d)(g)	100,056	100,056

Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(d)(m)	9,437	9,139

Series 2021-1, Class A1, 0.80%, 02/25/2066(d)(m)	28,754	24,338

Series 2022-1, Class A1, 2.21%, 01/25/2067(d)(m)	116,218	98,065

Series 2022-3, Class A1, 5.00%, 08/25/2067(d)(n)	216,281	215,008

Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.58%, 09/15/2025(d)	61,805	61,187

Extended Stay America Trust, Series 2021-ESH, Class B, 6.86% (1 mo. Term SOFR + 1.49%), 07/15/2038(d)(g)	98,011	96,593

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A6, 5.50% (1 mo. Term SOFR + 0.76%), 11/25/2035(g)	35,255	15,416

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(d)(m)	288,129	251,183

Series 2021-8INV, Class A6, 2.50%, 09/25/2051(d)(m)	75,849	66,294

Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(d)	266,934	266,222

Golub Capital Partners CLO 40(B) Ltd., Series 2019-40A, Class AR, 6.73% (3 mo. Term SOFR + 1.35%), 01/25/2032(d)(g)	275,000	272,131

GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.38%, 05/12/2053	225,000	189,899

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(d)(m)	152,373	133,130

GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 4.65%, 07/25/2035(m)	2,923	2,679

	Principal Amount	Value

Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.68%, 12/27/2027(d)	$113,000	$ 102,491

HPEFS Equipment Trust, Series 2023-2A, Class A2, 6.04%, 01/21/2031(d)	100,000	100,772

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	23,857	21,998

Series 2014-C20, Class AS, 4.04%, 07/15/2047	245,000	238,925

JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(m)	17,298	16,954

Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(d)(m)	204,631	169,029

JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class B, 4.12%, 11/15/2047(m)	270,000	232,887

Series 2014-C25, Class AS, 4.07%, 11/15/2047	105,000	95,622

Series 2015-C27, Class XA, IO, 1.14%, 02/15/2048(j)	1,875,301	14,699

KKR CLO 30 Ltd., Series 30A, Class A1R, 6.68% (3 mo. Term SOFR + 1.28%), 10/17/2031(d)(g)	268,000	268,337

Life Mortgage Trust,
Series 2021-BMR, Class A, 6.18% (1 mo. Term SOFR + 0.81%), 03/15/2038(d)(g)	127,786	125,095

Series 2021-BMR, Class B, 6.36% (1 mo. Term SOFR + 0.99%), 03/15/2038(d)(g)	211,339	206,257

Series 2021-BMR, Class C, 6.58% (1 mo. Term SOFR + 1.21%), 03/15/2038(d)(g)	103,212	100,106

Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 6.81% (3 mo. Term SOFR + 1.41%), 04/19/2033(d)(g)	618,000	618,773

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A2, 5.87%, 04/21/2034(m)	7,582	7,303

Med Trust, Series 2021-MDLN, Class A, 6.43% (1 mo. Term SOFR + 1.06%), 11/15/2038(d)(g)	139,331	136,782

Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(d)(m)	119,448	104,233

Series 2021-INV3, Class A4, 2.50%, 10/25/2051(d)(m)	116,466	101,481

MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(d)(m)	147,026	124,778

MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 6.18% (1 mo. Term SOFR + 0.81%), 07/15/2038(d)(g)	105,000	103,379

Series 2021-STOR, Class B, 6.38% (1 mo. Term SOFR + 1.01%), 07/15/2038(d)(g)	105,000	102,809

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class AS, 3.83%, 12/15/2047	720,000	697,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(j)	$614,256	$ 17,193

Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(d)(m)	111,386	88,982

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 6.68% (3 mo. Term SOFR + 1.28%), 04/19/2030(d)(g)	250,078	250,039

Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 6.72% (3 mo. Term SOFR + 1.32%), 04/16/2033(d)(g)	250,000	250,315

New Residential Mortgage Loan Trust, Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(d)(m)	140,569	128,636

OBX Trust,
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(d)(m)	151,383	130,485

Series 2022-NQM2, Class A1, 2.96%, 01/25/2062(d)(m)	184,270	164,628

Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(d)(n)	110,892	101,584

Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(d)(n)	110,000	92,755

Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(d)(n)	309,427	310,712

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(d)(m)	132,359	115,878

OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 6.62% (3 mo. Term SOFR + 1.22%), 07/15/2030(d)(g)	242,676	242,745

Series 2020-8RA, Class A1, 6.88% (3 mo. Term SOFR + 1.48%), 01/17/2032(d)(g)	366,000	366,474

Octagon Investment Partners 31 Ltd., Series 2017-1A, Class AR, 6.73% (3 mo. Term SOFR + 1.31%), 07/20/2030(d)(g)	201,663	201,788

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 6.88% (3 mo. Term SOFR + 1.48%), 01/15/2033(d)(g)	339,000	339,444

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 6.94% (3 mo. Term SOFR + 1.52%), 01/20/2033(d)(g)	272,907	273,241

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(d)(m)	180,493	148,194

PRKCM Trust, Series 2023-AFC4, Class A1, 7.23%, 11/25/2058(d)(n)	304,641	312,825

Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(d)	113,550	98,616

Series 2022-SFR5, Class A, 4.45%, 06/17/2039(d)	207,216	200,774

Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(d)	303,000	312,504

Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 6.67% (3 mo. Term SOFR + 1.30%), 02/20/2030(d)(g)	184,884	185,111

Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	3,139	2,371

	Principal Amount	Value

Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(d)(m)	$17,085	$ 16,351

RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(d)	125,108	118,949

SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(d)(m)	260,735	235,961

Series 2022-1, Class A2, 3.58%, 03/27/2062(d)(m)	114,900	102,241

Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(d)	97,750	83,744

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(d)	97,750	78,165

STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(d)(m)	89,375	79,430

Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(d)(m)	5,820	5,495

Series 2021-6, Class A1, 1.92%, 11/25/2066(d)(m)	218,697	180,779

Series 2022-1, Class A1, 2.45%, 12/25/2066(d)(m)	159,958	137,109

Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 6.95% (3 mo. Term SOFR + 1.55%), 04/18/2033(d)(g)	250,000	249,998

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(d)	149,467	133,623

TICP CLO XV Ltd., Series 2020-15A, Class A, 6.96% (3 mo. Term SOFR + 1.54%), 04/20/2033(d)(g)	256,000	256,313

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(d)	239,677	210,077

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(j)	1,165,035	29,919

Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(d)(n)	36,973	35,447

Series 2020-1, Class A2, 2.64%, 01/25/2060(d)(n)	49,381	47,420

Series 2020-INV1, Class A1, 0.33%, 03/25/2060(d)(m)	4,384	4,339

Series 2021-1, Class A1B, 1.32%, 01/25/2066(d)(m)	41,554	35,701

Series 2021-7, Class A1, 1.83%, 10/25/2066(d)(m)	175,981	153,579

Series 2021-R1, Class A1, 0.82%, 10/25/2063(d)(m)	58,171	52,914

Series 2022-1, Class A1, 2.72%, 01/25/2067(d)(n)	121,033	108,898

Series 2022-3, Class A1, 4.13%, 02/25/2067(d)(n)	163,073	152,461

Series 2022-7, Class A1, 5.15%, 07/25/2067(d)(n)	87,056	87,237

Series 2022-INV2, Class A1, 6.79%, 10/25/2067(d)(n)	107,758	109,417

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(d)	40,927	36,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 5.88%, 10/25/2033(m)	$21,056	$ 19,809

Series 2005-AR14, Class 1A4, 4.92%, 12/25/2035(m)	24,762	22,478

Series 2005-AR16, Class 1A1, 4.93%, 12/25/2035(m)	25,242	22,537

Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	17,069	16,999

Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(j)	1,026,406	28,377

WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	41,192	37,801

Series 2014-C20, Class AS, 4.18%, 05/15/2047	150,000	141,057

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(m)	165,000	163,862

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(d)	342,125	297,778

Total Asset-Backed Securities (Cost $23,060,600)		21,400,946

U.S. Treasury Securities–9.84%
U.S. Treasury Bonds–3.09%
4.75%, 11/15/2043(c)	703,700	755,048

3.63%, 05/15/2053	2,000	1,850

4.13%, 08/15/2053	4,915,400	4,969,930

		5,726,828

U.S. Treasury Notes–6.75%
4.88%, 11/30/2025	3,205,300	3,238,730

4.63%, 10/15/2026	57,000	57,853

4.38%, 12/15/2026	596,000	601,913

4.38%, 11/30/2028	1,689,600	1,729,200

4.38%, 11/30/2030	765,600	787,432

4.50%, 11/15/2033	5,794,000	6,084,605

		12,499,733

Total U.S. Treasury Securities (Cost $17,353,928)		18,226,561

Agency Credit Risk Transfer Notes–0.37%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1, 7.44% (30 Day Average SOFR + 2.10%), 03/25/2042(d)(g)	202,395	204,851

Series 2022-R04, Class 1M1, 7.34% (30 Day Average SOFR + 2.00%), 03/25/2042(d)(g)	107,910	108,975

Series 2023-R02, Class 1M1, 7.64% (30 Day Average SOFR + 2.30%), 01/25/2043(d)(g)	73,713	75,512

	Principal Amount	Value

Freddie Mac,
Series 2014-DN3, Class M3, STACR®, 9.45% (30 Day Average SOFR + 4.11%), 08/25/2024(g)	$26,266	$26,403

Series 2022-DNA3, Class M1A, STACR®, 7.34% (30 Day Average SOFR + 2.00%), 04/25/2042(d)(g)	143,449	144,810

Series 2022-DNA6, Class M1, STACR®, 7.49% (30 Day Average SOFR + 2.15%), 09/25/2042(d)(g)	68,966	69,623

Series 2023-DNA1, Class M1, STACR®, 7.44% (30 Day Average SOFR + 2.10%), 03/25/2043(d)(g)	61,097	62,106

Total Agency Credit Risk Transfer Notes (Cost $684,043)		692,280

	Shares
Preferred Stocks–0.28%
Diversified Banks–0.11%
Citigroup, Inc., 5.00%, Series U, Pfd.(e)	209,000	203,398

Diversified Financial Services–0.17%
Apollo Global Management, Inc., 7.63%, Pfd.(e)	11,550	317,278

Total Preferred Stocks (Cost $497,750)		520,676

	Principal Amount
Municipal Obligations–0.19%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037	$100,000	92,668

Series 2022, RB, 4.35%, 06/01/2041	75,000	68,102

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	265,000	199,477

Total Municipal Obligations (Cost $437,716)		360,247

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–103.88% (Cost $168,625,486)		192,428,014

	Shares
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.82%
Invesco Private Government Fund, 5.32%(o)(p)(q)	1,460,352	1,460,352

Invesco Private Prime Fund, 5.55%(o)(p)(q)	3,752,561	3,755,188

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,214,866)		5,215,540

TOTAL INVESTMENTS IN SECURITIES–106.70% (Cost $173,840,352)		197,643,554

OTHER ASSETS LESS LIABILITIES–(6.70)%		(12,414,647)

NET ASSETS–100.00%		$185,228,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Investment Abbreviations:

ADR	- American Depositary Receipt
Ctfs.	- Certificates
IO	- Interest Only
Pfd.	- Preferred
PO	- Principal Only
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $27,675,081, which represented 14.94% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2023.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(k)	Zero coupon bond issued at a discount.
(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 10.
(m)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(n)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(o)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$2,488,103	$33,662,514	$(34,690,265)	$ -	$-	$1,460,352	$73,622*
Invesco Private Prime Fund	6,397,352	69,359,631	(72,002,914)	486	633	3,755,188	197,786*
Total	$8,885,455	$103,022,145	$(106,693,179)	$486	$633	$5,215,540	$271,408

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	20	March-2024	$4,118,281	$45,116	$45,116
U.S. Treasury 5 Year Notes	27	March-2024	2,936,883	59,970	59,970
U.S. Treasury 10 Year Notes	65	March-2024	7,337,890	138,545	138,545
U.S. Treasury Long Bonds	20	March-2024	2,498,750	181,205	181,205
U.S. Treasury Ultra Bonds	21	March-2024	2,805,469	237,773	237,773
Subtotal–Long Futures Contracts				662,609	662,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Open Futures Contracts(a)–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Ultra Notes	85	March-2024	$(10,031,328)	$(412,619)	$(412,619)
Total Futures Contracts				$249,990	$249,990

(a)	Futures contracts collateralized by $276,733 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $168,625,486)*	$192,428,014

Investments in affiliated money market funds, at value (Cost $ 5,214,866)	5,215,540

Other investments:
Variation margin receivable – futures contracts	179,687

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	276,733

Cash	23,616,619

Receivable for:
Fund shares sold	59,239

Dividends	63,921

Interest	885,895

Investment for trustee deferred compensation and retirement plans	55,128

Other assets	382

Total assets	222,781,158

Liabilities:

Payable for:
TBA sales commitment	32,094,077

Fund shares reacquired	53,401

Collateral upon return of securities loaned	5,214,866

Accrued fees to affiliates	87,432

Accrued other operating expenses	47,347

Trustee deferred compensation and retirement plans	55,128

Total liabilities	37,552,251

Net assets applicable to shares outstanding	$185,228,907

Net assets consist of:

Shares of beneficial interest	$165,151,272

Distributable earnings	20,077,635

$185,228,907

Net Assets:

Series I	$110,457,973

Series II	$74,770,934

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	7,193,523

Series II	4,956,139

Series I:
Net asset value per share	$15.36

Series II:
Net asset value per share	$15.09

*	At December 31, 2023, securities with an aggregate value of $4,520,632 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Interest	$3,965,032

Dividends (net of foreign withholding taxes of $4,279)	1,020,177

Dividends from affiliated money market funds (includes net securities lending income of $18,758)	18,758

Total investment income	5,003,967

Expenses:

Advisory fees	1,272,931

Administrative services fees	267,686

Custodian fees	20,175

Distribution fees – Series II	150,395

Transfer agent fees	8,542

Trustees’ and officers’ fees and benefits	17,615

Reports to shareholders	8,207

Professional services fees	59,911

Other	837

Total expenses	1,806,299

Less: Fees waived	(495,950)

Net expenses	1,310,349

Net investment income	3,693,618

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	346,722

Affiliated investment securities	633

Foreign currencies	1,606

Futures contracts	(1,048,809)

(699,848)

Change in net unrealized appreciation of:
Unaffiliated investment securities	17,134,747

Affiliated investment securities	486

Foreign currencies	153

Futures contracts	253,986

17,389,372

Net realized and unrealized gain	16,689,524

Net increase in net assets resulting from operations	$20,383,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$3,693,618	$3,010,875

Net realized gain (loss)	(699,848)	(6,778,740)

Change in net unrealized appreciation (depreciation)	17,389,372	(30,216,916)

Net increase (decrease) in net assets resulting from operations	20,383,142	(33,984,781)

Distributions to shareholders from distributable earnings:

Series I	(2,068,596)	(10,982,295)

Series II	(1,176,576)	(4,397,394)

Total distributions from distributable earnings	(3,245,172)	(15,379,689)

Share transactions–net:

Series I	(14,372,462)	(2,014,542)

Series II	19,816,604	11,477,936

Net increase in net assets resulting from share transactions	5,444,142	9,463,394

Net increase (decrease) in net assets	22,582,112	(39,901,076)

Net assets:

Beginning of year	162,646,795	202,547,871

End of year	$185,228,907	$162,646,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income to average net assets	Portfolio turnover (d)(e)
Series I
Year ended 12/31/23	$13.92	$0.33	$1.39	$1.72	$(0.28)	$-	$(0.28)	$15.36	12.60%	$110,458	0.67%	0.96%	2.22%	373%
Year ended 12/31/22	18.54	0.29	(3.45)	(3.16)	(0.23)	(1.23)	(1.46)	13.92	(16.86)	113,671	0.67	0.94	1.79	297
Year ended 12/31/21	17.93	0.22	1.67	1.89	(0.29)	(0.99)	(1.28)	18.54	10.63	151,468	0.67	0.90	1.18	259
Year ended 12/31/20	16.31	0.27	2.11	2.38	(0.36)	(0.40)	(0.76)	17.93	14.86	150,983	0.67	0.99	1.60	311
Year ended 12/31/19	14.43	0.33	2.16	2.49	(0.36)	(0.25)	(0.61)	16.31	17.51	144,384	0.67	1.00	2.11	68
Series II
Year ended 12/31/23	13.69	0.28	1.38	1.66	(0.26)	-	(0.26)	15.09	12.31	74,771	0.92	1.21	1.97	373
Year ended 12/31/22	18.25	0.24	(3.38)	(3.14)	(0.19)	(1.23)	(1.42)	13.69	(17.02)	48,976	0.92	1.19	1.54	297
Year ended 12/31/21	17.68	0.17	1.64	1.81	(0.25)	(0.99)	(1.24)	18.25	10.30	51,080	0.92	1.15	0.93	259
Year ended 12/31/20	16.09	0.23	2.08	2.31	(0.32)	(0.40)	(0.72)	17.68	14.59	48,077	0.92	1.24	1.35	311
Year ended 12/31/19	14.24	0.29	2.13	2.42	(0.32)	(0.25)	(0.57)	16.09	17.22	45,853	0.92	1.25	1.86	68

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended December 31, 2019.
(d)	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $489,567,330 and $509,769,207 for the year ended December 31, 2019.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Conservative Balanced Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Conservative Balanced Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When

Invesco V.I. Conservative Balanced Fund

loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Invesco V.I. Conservative Balanced Fund

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage-and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage-and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage-and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $ 200 million	0.750%
Next $ 200 million	0.720%
Next $ 200 million	0.690%
Next $ 200 million	0.660%
Over $ 800 million	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.67% and Series II shares to 0.92% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $495,950.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $24,749 for accounting and fund administrative services and was reimbursed $242,937 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $5,248 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Conservative Balanced Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$74,530,334	$1,433,948	$–	$75,964,282

U.S. Dollar Denominated Bonds & Notes	–	40,279,529	410,231	40,689,760

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	34,573,262	–	34,573,262

Asset-Backed Securities	–	21,400,946	–	21,400,946

U.S. Treasury Securities	–	18,226,561	–	18,226,561

Agency Credit Risk Transfer Notes	–	692,280	–	692,280

Preferred Stocks	317,278	203,398	–	520,676

Municipal Obligations	–	360,247	–	360,247

Money Market Funds	–	5,215,540	–	5,215,540

Total Investments in Securities	74,847,612	122,385,711	410,231	197,643,554

Other Investments – Assets*

Futures Contracts	662,609	–	–	662,609

Other Investments – Liabilities*

Futures Contracts	(412,619)	–	–	(412,619)

Total Other Investments	249,990	–	–	249,990

Total Investments	$75,097,602	$122,385,711	$410,231	$197,893,544

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$662,609

Derivatives not subject to master netting agreements	(662,609)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(412,619)

Derivatives not subject to master netting agreements	412,619

Total Derivative Liabilities subject to master netting agreements	$–

Invesco V.I. Conservative Balanced Fund

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(1,048,809)

Change in Net Unrealized Appreciation:
Futures contracts	253,986

Total	$ (794,823)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$26,579,757

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$3,245,172	$2,905,272
Long-term capital gain	–	12,474,417
Total distributions	$3,245,172	$15,379,689

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$3,387,194

Net unrealized appreciation – investments	23,488,574

Net unrealized appreciation (depreciation) – foreign currencies	(107)

Temporary book/tax differences	(51,068)

Capital loss carryforward	(6,746,958)

Shares of beneficial interest	165,151,272

Total net assets	$185,228,907

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Conservative Balanced Fund

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,746,958	$–	$6,746,958

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $129,565,296 and $140,169,162, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$28,082,756

Aggregate unrealized (depreciation) of investments	(4,594,182)

Net unrealized appreciation of investments	$23,488,574

Cost of investments for tax purposes is $174,404,970.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2023, undistributed net investment income was increased by $589,377, undistributed net realized gain (loss) was decreased by $589,410 and shares of beneficial interest was increased by $33. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	105,250	$1,538,746	1,479,730	$24,073,588

Series II	1,828,045	26,366,109	1,116,723	17,274,034

Issued as reinvestment of dividends:
Series I	149,573	2,068,596	809,307	10,982,295

Series II	86,577	1,176,576	329,393	4,397,394

Reacquired:
Series I	(1,229,151)	(17,979,804)	(2,292,799)	(37,070,425)

Series II	(536,986)	(7,726,081)	(665,855)	(10,193,492)

Net increase in share activity	403,308	$5,444,142	776,499	$9,463,394

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. Equity and Income Fund (the “Acquiring Fund”).

The reorganization is expected to be consummated on or about April 29, 2024. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

Invesco V.I. Conservative Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Conservative Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Conservative Balanced Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Conservative Balanced Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,042.90	$3.45	$1,021.83	$3.41	0.67%
Series II	1,000.00	1,041.70	4.73	1,020.57	4.69	0.92

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Conservative Balanced Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	26.30%
U.S. Treasury Obligations*	17.54%
Qualified Business Income*	0.00%
Business Interest Income*	62.47%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Conservative Balanced Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Conservative Balanced Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VICEQ-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Core Equity Fund (the Fund) underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	23.36%
Series II Shares	23.08
S&P 500 Index▼ (Broad Market Index)	26.29
Russell 1000 Index▼ (Style-Specific Index)	26.53
Lipper VUF Large-Cap Core Funds Index◾ (Peer Group Index)	22.07

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 During the fiscal year, stock selection in the communication services, information technology and real estate services sectors were the largest contributors to the Fund’s performance relative to the Russell 1000 Index. This was offset by weaker stock selection in the industrials, consumer discretionary, and financials sectors.

 The largest individual contributors to the Fund’s performance relative to the benchmark during the fiscal year included NVIDIA, Meta Platforms and Manhattan Associates.

 NVIDIA experienced significant share price gains after management provided guidance significantly above consensus expectations as customers look to build out graphics processing units for generative artificial intelligence. Meta Platforms outperformed as the company returned to revenue growth and continued to benefit from the meaningful steps taken to optimize its cost structure and improve execution. We believe the company is well positioned to grow in-line or above the digital marketing peer group given its large audience and high levels of engagement. Manhattan Associates, a leader in software solutions across warehouse, transportation and inventory management, delivered strong results as retailers continued to accelerate their e-commerce and omni-channel strategies.

 The largest individual detractors from the Fund’s performance relative to the benchmark during the fiscal year included SVB Financial, Pfizer and APA.

 SVB Financial failed and the bank was taken over by the Federal Deposit Insurance Corporation following a bank run precipitated by the company’s decision to sell their entire available-for-sale bond portfolio at a loss and to seek an equity capital raise. While we understood that the company made a significant error extending their bond portfolio duration at lower rates, we underestimated the risk of a highly concentrated depositor base. Pfizer reported revenue below expectations and provided guidance well below consensus due to higher operating costs as the company works to convert its COVID-19 products to a commercial model. COVID-19 sales are expected to increase in 2024 and beyond due to higher pricing and a potential combination flu/ COVID-19 vaccine still in development. APA, an oil and natural gas exploration and production company, underperformed along with the energy sector in general.

 We continue to maintain our discipline around valuation and focus on companies which we believe have competitive advantages and skilled management teams that are outexecuting peers. We believe this disciplined approach is essential to generating attractive long-term performance.

 We thank you for your continued investment in Invesco V.I. Core Equity Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

Invesco V.I. Core Equity Fund

Portfolio manager(s):

Belinda Cavazos - Lead

Magnus Krantz

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (5/2/94)	8.29%
10 Years	7.79
5 Years	12.95
1 Year	23.36

Series II Shares
Inception (10/24/01)	7.22%
10 Years	7.53
5 Years	12.67
1 Year	23.08

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Supplemental Information

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Core Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	25.05%

Financials	14.32

Health Care	11.40

Consumer Discretionary	11.23

Industrials	8.38

Communication Services	7.79

Consumer Staples	7.22

Energy	3.98

Real Estate	3.60

Materials	2.79

Utilities	1.99

Money Market Funds Plus Other Assets Less Liabilities	2.25

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	8.20%

2.	Apple, Inc.	5.07

3.	Amazon.com, Inc.	4.98

4.	NVIDIA Corp.	3.93

5.	Alphabet, Inc., Class A	2.91

6.	JPMorgan Chase & Co.	2.71

7.	Meta Platforms, Inc., Class A	2.70

8.	Boeing Co. (The)	2.14

9.	UnitedHealth Group, Inc.	2.08

10.	Chevron Corp.	2.07

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–97.75%
Aerospace & Defense–4.00%
Boeing Co. (The)(b)	55,825	$14,551,345

Howmet Aerospace, Inc.	135,558	7,336,399

Huntington Ingalls Industries, Inc.	20,530	5,330,409

		27,218,153

Air Freight & Logistics–1.54%
United Parcel Service, Inc., Class B	66,429	10,444,632

Application Software–1.63%
Autodesk, Inc.(b)	17,290	4,209,769

Tyler Technologies, Inc.(b)(c)	16,486	6,893,126

		11,102,895

Asset Management & Custody Banks–1.66%
BlackRock, Inc.	13,868	11,258,042

Automobile Manufacturers–0.63%
Tesla, Inc.(b)	17,201	4,274,104

Automotive Parts & Equipment–1.29%
Aptiv PLC(b)	97,471	8,745,098

Biotechnology–1.01%
Gilead Sciences, Inc.	84,974	6,883,744

Broadline Retail–4.98%
Amazon.com, Inc.(b)	222,915	33,869,705

Communications Equipment–0.91%
Motorola Solutions, Inc.	19,853	6,215,776

Construction Materials–0.83%
CRH PLC	81,057	5,605,902

Consumer Finance–1.50%
American Express Co.	54,248	10,162,820

Consumer Staples Merchandise Retail–1.30%
Walmart, Inc.	56,172	8,855,516

Distillers & Vintners–1.27%
Constellation Brands, Inc., Class A	35,735	8,638,936

Distributors–0.95%
LKQ Corp.(c)	134,839	6,443,956

Diversified Banks–2.70%
JPMorgan Chase & Co.(c)	108,059	18,380,836

Diversified Financial Services–1.20%
Equitable Holdings, Inc.	245,589	8,178,114

Electrical Components & Equipment–2.03%
Emerson Electric Co.	79,531	7,740,752

Hubbell, Inc.	18,506	6,087,179

		13,827,931

Fertilizers & Agricultural Chemicals–0.98%
Mosaic Co. (The)	186,168	6,651,783

	Shares	Value

Health Care Equipment–2.78%
Baxter International, Inc.	111,914	$4,326,595

Boston Scientific Corp.(b)	118,574	6,854,763

Zimmer Biomet Holdings, Inc.	63,621	7,742,676

		18,924,034

Health Care Facilities–1.12%
HCA Healthcare, Inc.	28,121	7,611,792

Home Improvement Retail–1.53%
Lowe’s Cos., Inc.	46,669	10,386,186

Hotels, Resorts & Cruise Lines–0.83%
Wyndham Hotels & Resorts, Inc.	69,732	5,607,150

Household Products–1.96%
Procter & Gamble Co. (The)	91,088	13,348,035

Human Resource & Employment Services–0.81%
Paylocity Holding Corp.(b)	33,355	5,498,572

Industrial REITs–1.81%
Prologis, Inc.(c)	92,387	12,315,187

Insurance Brokers–1.18%
Arthur J. Gallagher & Co.(c)	35,559	7,996,508

Integrated Oil & Gas–2.06%
Chevron Corp.(c)	94,047	14,028,050

Integrated Telecommunication Services–1.35%
Verizon Communications, Inc.	244,157	9,204,719

Interactive Home Entertainment–0.82%
Electronic Arts, Inc.	40,918	5,597,992

Interactive Media & Services–5.62%
Alphabet, Inc., Class A(b)	141,745	19,800,359

Meta Platforms, Inc., Class A(b)	51,885	18,365,215

		38,165,574

Investment Banking & Brokerage–2.09%
Charles Schwab Corp. (The)	129,680	8,921,984

Raymond James Financial, Inc.	47,614	5,308,961

		14,230,945

IT Consulting & Other Services–2.41%
Accenture PLC, Class A	25,299	8,877,672

Amdocs Ltd.(c)	85,176	7,486,119

		16,363,791

Life Sciences Tools & Services–1.07%
Danaher Corp.	31,431	7,271,248

Managed Health Care–2.08%
UnitedHealth Group, Inc.(c)	26,887	14,155,199

Multi-Family Residential REITs–0.93%
Mid-America Apartment Communities, Inc.(c)	47,009	6,320,830

Multi-line Insurance–1.02%
American International Group, Inc.	102,296	6,930,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value

Multi-Utilities–1.99%
Ameren Corp.	86,147	$6,231,874

WEC Energy Group, Inc.	86,531	7,283,314

		13,515,188

Oil & Gas Exploration & Production–1.92%
APA Corp.	173,511	6,225,575

Marathon Oil Corp.	282,506	6,825,345

		13,050,920

Pharmaceuticals–3.34%
AstraZeneca PLC, ADR (United Kingdom)	86,686	5,838,302

Eli Lilly and Co.	19,873	11,584,369

Pfizer, Inc.	184,264	5,304,961

		22,727,632

Property & Casualty Insurance–0.94%
Hartford Financial Services Group, Inc. (The)	79,583	6,396,882

Regional Banks–1.07%
M&T Bank Corp.	53,194	7,291,833

Restaurants–1.02%
McDonald’s Corp.	23,374	6,930,625

Retail REITs–0.86%
Kimco Realty Corp.(c)	273,025	5,818,163

Semiconductor Materials & Equipment–1.00%
ASML Holding N.V., New York Shares (Netherlands)	8,976	6,794,114

Semiconductors–5.83%
ARM Holdings PLC, ADR(b)(c)	65,999	4,959,495

NVIDIA Corp.	53,934	26,709,195

Texas Instruments, Inc.	46,509	7,927,924

		39,596,614

Soft Drinks & Non-alcoholic Beverages–1.37%
PepsiCo, Inc.	54,712	9,292,286

Specialty Chemicals–0.98%
PPG Industries, Inc.	44,615	6,672,173

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

	Shares	Value

Systems Software–8.20%
Microsoft Corp.	148,124	$55,700,549

Technology Hardware, Storage & Peripherals–5.07%
Apple, Inc.	178,804	34,425,134

Tobacco–1.32%
Philip Morris International, Inc.	95,003	8,937,882

Transaction & Payment Processing Services–0.96%
Fiserv, Inc.(b)	48,917	6,498,134

Total Common Stocks & Other Equity Interests (Cost $488,868,263)		664,362,438

Money Market Funds–2.05%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	4,887,654	4,887,654

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	3,489,920	3,492,363

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	5,585,890	5,585,890

Total Money Market Funds (Cost $13,965,078)		13,965,907

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.80% (Cost $502,833,341)		678,328,345

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.85%
Invesco Private Government Fund, 5.32%(d)(e)(f)	10,408,189	10,408,189

Invesco Private Prime Fund, 5.55%(d)(e)(f)	29,304,793	29,325,307

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $39,731,748)		39,733,496

TOTAL INVESTMENTS IN SECURITIES–105.65% (Cost $542,565,089)		718,061,841

OTHER ASSETS LESS LIABILITIES–(5.65)%		(38,382,066)

NET ASSETS–100.00%		$679,679,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,552,322	$39,794,946	$(38,459,614)	$-	$-	$4,887,654	$141,382
Invesco Liquid Assets Portfolio, Institutional Class	2,538,523	28,424,961	(27,471,153)	638	(606)	3,492,363	95,519
Invesco Treasury Portfolio, Institutional Class	4,059,797	45,479,938	(43,953,845)	-	-	5,585,890	149,361
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,748,490	482,236,836	(480,577,137)	-	-	10,408,189	697,053*
Invesco Private Prime Fund	22,496,118	875,106,364	(868,280,102)	659	2,268	29,325,307	1,846,022*
Total	$41,395,250	$1,471,043,045	$(1,458,741,851)	$1,297	$1,662	$53,699,403	$2,929,337

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value
(Cost $488,868,263)*	$664,362,438

Investments in affiliated money market funds, at value (Cost $53,696,826)	53,699,403

Foreign currencies, at value (Cost $1,494)	1,431

Receivable for:
Investments sold	5,950,009

Fund shares sold	13,731

Dividends	531,668

Investment for trustee deferred compensation and retirement plans	288,819

Other assets	27,415

Total assets	724,874,914

Liabilities:
Payable for:
Investments purchased	4,226,755

Fund shares reacquired	328,663

Amount due custodian	271,921

Collateral upon return of securities loaned	39,731,748

Accrued fees to affiliates	303,353

Accrued other operating expenses	28,519

Trustee deferred compensation and retirement plans	304,180

Total liabilities	45,195,139

Net assets applicable to shares outstanding	$679,679,775

Net assets consist of:
Shares of beneficial interest	$441,773,096

Distributable earnings	237,906,679

$679,679,775

Net Assets:
Series I	$659,226,767

Series II	$20,453,008

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	22,509,890

Series II	702,474

Series I:
Net asset value per share	$29.29

Series II:
Net asset value per share	$29.12

*	At December 31, 2023, securities with an aggregate value of $28,387,882 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $19,070)	$9,429,102

Dividends from affiliated money market funds (includes net securities lending income of $91,768)	478,030

Total investment income	9,907,132

Expenses:
Advisory fees	4,327,230

Administrative services fees	1,146,716

Custodian fees	6,619

Distribution fees - Series II	48,715

Transfer agent fees	36,445

Trustees’ and officers’ fees and benefits	22,496

Reports to shareholders	8,377

Professional services fees	64,547

Other	7,937

Total expenses	5,669,082

Less: Fees waived	(8,283)

Net expenses	5,660,799

Net investment income	4,246,333

Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	62,212,625

Affiliated investment securities	1,662

Foreign currencies	9,010

62,223,297

Change in net unrealized appreciation of:
Unaffiliated investment securities	85,499,011

Affiliated investment securities	1,297

Foreign currencies	6,307

85,506,615

Net realized and unrealized gain	147,729,912

Net increase in net assets resulting from operations	$151,976,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$4,246,333	$6,182,893

Net realized gain	62,223,297	12,887,996

Change in net unrealized appreciation (depreciation)	85,506,615	(216,367,125)

Net increase (decrease) in net assets resulting from operations	151,976,245	(197,296,236)

Distributions to shareholders from distributable earnings:
Series I	(19,295,733)	(124,557,470)

Series II	(558,840)	(3,243,557)

Total distributions from distributable earnings	(19,854,573)	(127,801,027)

Share transactions–net:
Series I	(152,193,400)	30,207,673

Series II	(1,233,886)	1,190,562

Net increase (decrease) in net assets resulting from share transactions	(153,427,286)	31,398,235

Net increase (decrease) in net assets	(21,305,614)	(293,699,028)

Net assets:

Beginning of year	700,985,389	994,684,417

End of year	$679,679,775	$700,985,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$24.55	$0.17	$5.45	$5.62	$(0.21)	$(0.67)	$(0.88)	$29.29	23.36%	$659,227	0.80%	0.80%	0.61%	47%
Year ended 12/31/22	37.79	0.24	(8.10)	(7.86)	(0.30)	(5.08)	(5.38)	24.55	(20.55)	682,777	0.80	0.80	0.78	88
Year ended 12/31/21	30.43	0.25	8.16	8.41	(0.24)	(0.81)	(1.05)	37.79	27.74	969,408	0.80	0.80	0.72	54
Year ended 12/31/20	34.95	0.29	3.89	4.18	(0.48)	(8.22)	(8.70)	30.43	13.85	740,345	0.81	0.81	0.89	50
Year ended 12/31/19	30.94	0.38	8.22	8.60	(0.35)	(4.24)	(4.59)	34.95	28.97	855,744	0.78	0.78	1.08	82
Series II
Year ended 12/31/23	24.40	0.10	5.42	5.52	(0.13)	(0.67)	(0.80)	29.12	23.08	20,453	1.05	1.05	0.36	47
Year ended 12/31/22	37.57	0.16	(8.05)	(7.89)	(0.20)	(5.08)	(5.28)	24.40	(20.75)	18,208	1.05	1.05	0.53	88
Year ended 12/31/21	30.27	0.16	8.11	8.27	(0.16)	(0.81)	(0.97)	37.57	27.42	25,276	1.05	1.05	0.47	54
Year ended 12/31/20	34.81	0.21	3.85	4.06	(0.38)	(8.22)	(8.60)	30.27	13.53	22,009	1.06	1.06	0.64	50
Year ended 12/31/19	30.66	0.29	8.16	8.45	(0.06)	(4.24)	(4.30)	34.81	28.66	22,652	1.03	1.03	0.83	82

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

Invesco V.I. Core Equity Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $8,678 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

Invesco V.I. Core Equity Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.650%

Over $250 million	0.600%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $8,283.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $97,368 for accounting and fund administrative services and was reimbursed $1,049,348 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

Invesco V.I. Core Equity Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $25,814 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$664,362,438	$–	$–	$664,362,438

Money Market Funds	13,965,907	39,733,496	–	53,699,403

Total Investments	$678,328,345	$39,733,496	$–	$718,061,841

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$4,658,450	$24,266,228

Long-term capital gain	15,196,123	103,534,799

Total distributions	$19,854,573	$127,801,027

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Core Equity Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$27,830,812

Undistributed long-term capital gain	37,244,783

Net unrealized appreciation – investments	173,035,216

Net unrealized appreciation (depreciation) – foreign currencies	(7,046)

Temporary book/tax differences	(197,086)

Shares of beneficial interest	441,773,096

Total net assets	$679,679,775

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $324,218,097 and $497,514,645, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$184,246,436

Aggregate unrealized (depreciation) of investments	(11,211,220)

Net unrealized appreciation of investments	$173,035,216

 Cost of investments for tax purposes is $545,026,625.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and REITs, on December 31, 2023, undistributed net investment income was increased by $1,770,534, undistributed net realized gain was decreased by $1,769,426 and shares of beneficial interest was decreased by $1,108. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	533,918	$14,525,978	599,687	$18,584,598

Series II	77,090	2,080,780	74,835	2,327,992

Issued as reinvestment of dividends:
Series I	752,857	19,295,733	5,168,360	124,557,470

Series II	21,924	558,840	135,317	3,243,557

Reacquired:
Series I	(6,590,617)	(186,015,111)	(3,609,741)	(112,934,395)

Series II	(142,656)	(3,873,506)	(136,783)	(4,380,987)

Net increase (decrease) in share activity	(5,347,484)	$(153,427,286)	2,231,675	$31,398,235

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,053.40	$4.14	$1,021.17	$4.08	0.80%
Series II	1,000.00	1,051.90	5.43	1,019.91	5.35	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$15,196,123
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.97%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Core Plus Bond Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VICPB-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Core Plus
Bond Fund (the Fund) outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	6.14%
Series II Shares	5.85
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	5.53
Lipper VUF Core Plus Bond Funds Index∎ (Peer Group Index)	6.09

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broader bond market, as represented by the Bloomberg U.S. Aggregate Bond Index, posted a positive 5.53% return for the year. The four primary sectors of the Fund’s broad market/style-specific benchmark, Bloomberg U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the year.

 The Fund, at NAV, generated positive returns for the year and outperformed its broad market/style-specific benchmark. Overweight exposure to corporates was a notable contributor to the Fund’s relative performance. Specifically, security allocation in the industrials and utilities sectors contributed to outperformance. Outperformance was further driven by security selection within securitized debt, particularly asset-backed securities and mortgage-backed securities (MBS). An underweight to Treasuries also contributed to relative outperformance due to rate volatility throughout the year.

 Security selection within financial institutions detracted most from relative performance. The Fund’s out-of-index exposure to high yield also detracted from relative performance while US dollar-denominated emerging market corporate debt during the year contributed to the Fund’s relative performance.

 The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced market for agency MBS. Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

 The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the year detracted from relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

 Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco V.I. Core Plus Bond Fund and for sharing our long-term investment horizon.

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (5/5/93)	3.80%
10 Years	2.73
5 Years	1.89
1 Year	6.14

Series II Shares
Inception (3/14/02)	3.17%
10 Years	2.47
5 Years	1.64
1 Year	5.85

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Supplemental Information

Invesco V.I. Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Core Plus Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	42.69%
Asset-Backed Securities	23.21
U.S. Treasury Securities	20.32

U.S. Government Sponsored Agency Mortgage-Backed Securities	17.04
Security Types Each Less Than 1% of Portfolio	1.78
Money Market Funds Plus Other Assets Less Liabilities	(5.04)

Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury notes/bonds	20.32%
2. Federal National Mortgage Association	12.82
3. Government National Mortgage Association	4.02
4. COMM Mortgage Trust	1.08
5. Bayview MSR Opportunity Master Fund Trust	1.05

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)

December 31, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–42.69%
Advertising–0.01%
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$5,000	$ 4,973
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	5,000	4,918
		9,891

Aerospace & Defense–0.59%
BAE Systems Holdings, Inc. (United Kingdom), 3.85%, 12/15/2025(b)	4,000	3,915
L3Harris Technologies, Inc.,
5.40%, 07/31/2033	40,000	41,608
5.60%, 07/31/2053	40,000	42,630
Lockheed Martin Corp.,
5.10%, 11/15/2027	16,000	16,524
5.90%, 11/15/2063	7,000	8,184
RTX Corp.,
5.75%, 01/15/2029	114,000	119,235
6.00%, 03/15/2031	59,000	62,870
5.15%, 02/27/2033	99,000	100,941
6.40%, 03/15/2054	167,000	193,471
Textron, Inc., 6.10%, 11/15/2033	28,000	29,881
TransDigm, Inc., 6.75%, 08/15/2028(b)	124,000	127,017
		746,276

Air Freight & Logistics–0.11%
United Parcel Service, Inc., 5.05%, 03/03/2053	136,000	141,084

Apparel, Accessories & Luxury Goods–0.29%
Tapestry, Inc.,
7.35%, 11/27/2028	126,000	132,253
7.70%, 11/27/2030	100,000	105,352
7.85%, 11/27/2033	120,000	128,071
		365,676

Application Software–0.19%
Intuit, Inc.,
5.20%, 09/15/2033	135,000	141,401
5.50%, 09/15/2053	88,000	96,326
		237,727

Asset Management & Custody Banks–0.83%
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	162,000	169,907
5.15%, 05/15/2033	111,000	114,456
Bank of New York Mellon Corp. (The),
5.83%, 10/25/2033(c)	22,000	23,332
Series J, 4.97%, 04/26/2034(c)	54,000	53,761
Series I, 3.75%(c)(d)	9,000	7,801
Blackstone Secured Lending Fund, 2.13%, 02/15/2027	106,000	94,259
Brookfield Corp. (Canada), 4.00%, 01/15/2025	6,000	5,910
Northern Trust Corp., 6.13%, 11/02/2032	22,000	23,634

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
State Street Corp.,
5.68%, 11/21/2029(c)	$265,000	$ 274,163
5.16%, 05/18/2034(c)	71,000	71,554
6.12%, 11/21/2034(c)	194,000	206,035
		1,044,812

Automobile Manufacturers–1.49%
Daimler Truck Finance North America LLC (Germany), 5.15%, 01/16/2026(b)	150,000	150,484
Ford Motor Credit Co. LLC,
6.95%, 06/10/2026	242,000	248,401
7.35%, 11/04/2027	209,000	220,544
6.80%, 05/12/2028	339,000	354,315
6.80%, 11/07/2028	200,000	209,398
7.20%, 06/10/2030	49,000	52,241
7.12%, 11/07/2033	204,000	219,909
Hyundai Capital America,
5.88%, 04/07/2025(b)	2,000	2,011
5.60%, 03/30/2028(b)	81,000	82,260
5.80%, 04/01/2030(b)	11,000	11,340
Mercedes-Benz Finance North America LLC (Germany), 5.10%, 08/03/2028(b)	256,000	261,131
Toyota Motor Credit Corp., 5.25%, 09/11/2028	77,000	79,795
		1,891,829

Automotive Parts & Equipment–0.45%
ERAC USA Finance LLC,
4.90%, 05/01/2033(b)	99,000	98,920
5.40%, 05/01/2053(b)	65,000	68,294
ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028(b)	150,000	155,534
7.13%, 04/14/2030(b)	235,000	250,735
		573,483

Automotive Retail–0.11%
Advance Auto Parts, Inc., 5.95%, 03/09/2028	62,000	61,737
AutoZone, Inc., 5.20%, 08/01/2033	70,000	71,288
		133,025

Biotechnology–0.45%
AbbVie, Inc., 3.85%, 06/15/2024	5,000	4,962
Amgen, Inc.,
5.15%, 03/02/2028	81,000	82,957
5.25%, 03/02/2030	34,000	34,968
5.25%, 03/02/2033	82,000	84,099
5.60%, 03/02/2043	71,000	73,411
5.65%, 03/02/2053	81,000	85,281
Gilead Sciences, Inc.,
5.25%, 10/15/2033	131,000	136,600
5.55%, 10/15/2053	57,000	61,811
		564,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Brewers–0.01%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	$5,000	$ 6,684

Building Products–0.18%
Carrier Global Corp.,
5.90%, 03/15/2034(b)	47,000	50,854
6.20%, 03/15/2054(b)	50,000	57,858
Lennox International, Inc., 5.50%, 09/15/2028	113,000	116,121
		224,833

Cable & Satellite–0.54%
CCO Holdings LLC/CCO Holdings Capital Corp.,
6.38%, 09/01/2029(b)	225,000	222,186
7.38%, 03/01/2031(b)	136,000	139,670
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
7.29% (3 mo. Term SOFR + 1.91%), 02/01/2024(e)	10,000	10,000
6.65%, 02/01/2034	227,000	239,469
Comcast Corp., 5.50%, 11/15/2032	43,000	45,824
Cox Communications, Inc., 5.70%, 06/15/2033(b)	29,000	30,183
		687,332

Cargo Ground Transportation–0.28%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.00%, 07/15/2025(b)	6,000	5,871
5.75%, 05/24/2026(b)	18,000	18,155
5.70%, 02/01/2028(b)	22,000	22,494
5.55%, 05/01/2028(b)	70,000	71,134
6.05%, 08/01/2028(b)	78,000	80,925
6.20%, 06/15/2030(b)	25,000	26,262
Ryder System, Inc., 6.60%, 12/01/2033	112,000	124,256
		349,097

Commercial & Residential Mortgage Finance–0.34%
Aviation Capital Group LLC,
6.25%, 04/15/2028(b)	56,000	57,166
6.75%, 10/25/2028(b)	162,000	169,319
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(b)(c)	200,000	207,157
		433,642

Computer & Electronics Retail–0.01%
Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	2,000	2,048
5.30%, 10/01/2029	6,000	6,183
		8,231

Consumer Finance–0.31%
Capital One Financial Corp.,
7.15%, 10/29/2027(c)	95,000	98,677
6.31%, 06/08/2029(c)	82,000	84,162
7.62%, 10/30/2031(c)	112,000	123,181
6.38%, 06/08/2034(c)	74,000	76,206
General Motors Financial Co., Inc., 5.40%, 04/06/2026	9,000	9,060

	Principal Amount	Value
Consumer Finance–(continued)
Synchrony Financial, 4.25%, 08/15/2024	$6,000	$ 5,937
		397,223

Consumer Staples Merchandise Retail–0.04%
Dollar General Corp., 5.50%, 11/01/2052	14,000	13,562
Target Corp., 4.80%, 01/15/2053	32,000	31,790
		45,352

Data Processing & Outsourced Services–0.24%
Concentrix Corp., 6.85%, 08/02/2033	293,000	301,570

Distillers & Vintners–0.01%
Constellation Brands, Inc., 4.90%, 05/01/2033	13,000	13,087

Distributors–0.36%
Genuine Parts Co.,
6.50%, 11/01/2028(f)	263,000	279,504
6.88%, 11/01/2033	158,000	175,486
		454,990

Diversified Banks–11.18%
Australia and New Zealand Banking Group Ltd. (Australia), 6.74%, 12/08/2032(b)	387,000	414,115
Banco Bilbao Vizcaya Argentaria S.A. (Spain),
7.88%, 11/15/2034(c)	200,000	217,748
9.38%(c)(d)	200,000	214,417
Banco Santander S.A. (Spain),
6.53%, 11/07/2027(c)	200,000	206,944
6.61%, 11/07/2028	200,000	213,101
9.63%(c)(d)(f)	400,000	429,577
9.63%(c)(d)	400,000	438,000
Bank of America Corp.,
6.44% (SOFR + 1.05%), 02/04/2028(e)	7,000	6,941
4.95%, 07/22/2028(c)	11,000	11,003
5.20%, 04/25/2029(c)	147,000	148,004
4.27%, 07/23/2029(c)	6,000	5,798
5.82%, 09/15/2029(c)	197,000	203,480
5.02%, 07/22/2033(c)	20,000	19,794
5.29%, 04/25/2034(c)	66,000	66,187
5.87%, 09/15/2034(c)	157,000	164,440
7.75%, 05/14/2038	232,000	282,558
Bank of Montreal (Canada), 5.30%, 06/05/2026	47,000	47,484
Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(c)	306,000	318,671
Barclays PLC (United Kingdom), 6.69%, 09/13/2034(c)	207,000	221,442
BPCE S.A. (France), 5.94% (SOFR + 0.57%), 01/14/2025(b)(e)	250,000	249,460
Citigroup, Inc.,
4.08%, 04/23/2029(c)	6,000	5,780
6.17%, 05/25/2034(c)	145,000	150,098
7.38%(c)(d)	245,000	248,576
7.63%(c)(d)	221,000	226,216
Series V, 4.70%(c)(d)	112,000	104,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
Cooperatieve Rabobank U.A. (Netherlands), 3.65%, 04/06/2028(b)(c)	$250,000	$238,449

Credit Agricole S.A. (France),
4.38%, 03/17/2025(b)	310,000	305,147

7.88%(b)(c)(d)	200,000	200,203

Discover Bank, 4.65%, 09/13/2028	116,000	110,522

Federation des caisses Desjardins du Quebec (Canada), 4.55%, 08/23/2027(b)(f)	337,000	335,161

Fifth Third Bancorp,
2.38%, 01/28/2025	23,000	22,255

1.71%, 11/01/2027(c)	28,000	25,215

6.34%, 07/27/2029(c)	18,000	18,749

4.77%, 07/28/2030(c)	59,000	57,661

HSBC Holdings PLC (United Kingdom),
5.21%, 08/11/2028(c)	207,000	206,940

6.33%, 03/09/2044(c)	315,000	339,894

6.00%(c)(d)	200,000	191,512

Intesa Sanpaolo S.p.A. (Italy),
7.20%, 11/28/2033(b)	200,000	213,345

7.80%, 11/28/2053(b)	251,000	275,834

JPMorgan Chase & Co.,
3.63%, 12/01/2027	2,000	1,921

3.78%, 02/01/2028(c)	5,000	4,832

4.85%, 07/25/2028(c)	15,000	15,012

5.30%, 07/24/2029(c)	122,000	123,866

6.09%, 10/23/2029(c)	153,000	160,946

5.72%, 09/14/2033(c)	52,000	53,834

5.35%, 06/01/2034(c)	225,000	228,337

6.25%, 10/23/2034(c)	238,000	258,127

Series W, 6.64% (3 mo. Term SOFR + 1.26%), 05/15/2047(e)	6,000	5,142

KeyCorp,
3.88%, 05/23/2025(c)	40,000	39,114

2.55%, 10/01/2029	26,000	22,141

Manufacturers & Traders Trust Co.,
2.90%, 02/06/2025	250,000	242,438

4.70%, 01/27/2028	230,000	223,596

Mitsubishi UFJ Financial Group, Inc. (Japan),
5.02%, 07/20/2028(c)	200,000	200,256

1.80%, 07/20/2033(c)	213,000	216,368

8.20%(c)(d)(f)	359,000	390,410

Mizuho Financial Group, Inc. (Japan), 5.78%, 07/06/2029(c)	200,000	205,884

Multibank, Inc. (Panama), 7.75%, 02/03/2028(b)	200,000	200,168

PNC Financial Services Group, Inc. (The),
6.62%, 10/20/2027(c)	161,000	167,077

5.58%, 06/12/2029(c)	135,000	137,973

6.04%, 10/28/2033(c)	22,000	22,998

5.07%, 01/24/2034(c)	38,000	37,201

6.88%, 10/20/2034(c)	135,000	149,926

Series V, 6.20%(c)(d)	59,000	57,510

Series W, 6.25%(c)(d)	107,000	100,009

Royal Bank of Canada (Canada),
6.08% (SOFR + 0.71%), 01/21/2027(e)	8,000	7,928

5.00%, 02/01/2033	46,000	46,802

	Principal Amount	Value

Diversified Banks–(continued)
Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(c)	$200,000	$203,419

7.75%(b)(c)(d)	288,000	294,823

Sumitomo Mitsui Financial Group, Inc. (Japan),
5.81%, 09/14/2033(f)	279,000	298,331

6.18%, 07/13/2043	79,000	87,981

Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 09/14/2026(b)	200,000	203,334

5.55%, 09/14/2028(b)	237,000	243,949

Synovus Bank, 5.63%, 02/15/2028	250,000	240,394

Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(c)	247,000	257,692

U.S. Bancorp,
5.78%, 06/12/2029(c)	103,000	105,890

4.97%, 07/22/2033(c)	19,000	18,022

5.85%, 10/21/2033(c)	34,000	35,048

4.84%, 02/01/2034(c)	89,000	85,291

5.84%, 06/12/2034(c)	100,000	103,197

UBS AG (Switzerland), 5.65%, 09/11/2028	200,000	207,554

Wells Fargo & Co.,
4.81%, 07/25/2028(c)	13,000	12,911

5.57%, 07/25/2029(c)	85,000	86,841

6.30%, 10/23/2029(c)	107,000	112,836

4.90%, 07/25/2033(c)	13,000	12,672

5.39%, 04/24/2034(c)	47,000	47,232

5.56%, 07/25/2034(c)	224,000	228,173

6.49%, 10/23/2034(c)(f)	277,000	301,505

7.63%(c)(d)	99,000	104,129

Westpac Banking Corp. (Australia), 6.82%, 11/17/2033	347,000	377,256

		14,143,467

Diversified Capital Markets–0.68%
Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	189,000	186,413

UBS Group AG (Switzerland),
6.30%, 09/22/2034(b)(c)	217,000	229,880

9.25%(b)(c)(d)	201,000	223,264

9.25%(b)(c)(d)	200,000	216,255

		855,812

Diversified Financial Services–0.85%
Apollo Global Management, Inc., 6.38%, 11/15/2033	139,000	149,820

Corebridge Financial, Inc.,
6.05%, 09/15/2033(b)	124,000	129,304

5.75%, 01/15/2034	214,000	218,904

Gabon Blue Bond Master Trust, Series 2, 6.10%, 08/01/2038(b)	341,000	331,413

OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	245,000	243,731

		1,073,172

Diversified Metals & Mining–0.62%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	168,000	172,571

5.25%, 09/08/2030	120,000	124,391

5.25%, 09/08/2033	215,000	223,065

5.50%, 09/08/2053	66,000	72,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Diversified Metals & Mining–(continued)
Corporacion Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033(b)	$200,000	$194,152

		786,255

Diversified REITs–0.16%
Brixmor Operating Partnership L.P., 4.13%, 05/15/2029	3,000	2,859

Trust Fibra Uno (Mexico), 5.25%, 01/30/2026(b)	200,000	195,930

		198,789

Diversified Support Services–0.25%
Element Fleet Management Corp. (Canada), 6.32%, 12/04/2028(b)	144,000	148,900

Ritchie Bros. Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)	35,000	36,079

7.75%, 03/15/2031(b)	126,000	134,487

		319,466

Drug Retail–0.24%
CK Hutchison International (23) Ltd. (United Kingdom), 4.88%, 04/21/2033(b)	215,000	215,661

CVS Pass-Through Trust, 5.77%, 01/10/2033(b)	87,757	87,163

		302,824

Electric Utilities–2.28%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	162,000	156,100

Alabama Power Co., 5.85%, 11/15/2033	42,000	45,191

Alexander Funding Trust II, 7.47%, 07/31/2028(b)	202,000	212,349

American Electric Power Co., Inc.,
5.75%, 11/01/2027	16,000	16,556

5.20%, 01/15/2029	143,000	145,023

CenterPoint Energy Houston Electric LLC,
5.20%, 10/01/2028	61,000	62,982

Series AJ, 4.85%, 10/01/2052	22,000	21,468

Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	79,000	82,911

5.90%, 11/15/2053	112,000	123,430

Constellation Energy Generation LLC,
6.13%, 01/15/2034	47,000	50,336

6.50%, 10/01/2053	40,000	45,190

Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	52,000	60,098

Duke Energy Carolinas LLC, 5.35%, 01/15/2053	32,000	32,852

Duke Energy Corp., 5.00%, 08/15/2052	20,000	18,715

Duke Energy Indiana LLC, 5.40%, 04/01/2053	57,000	58,182

Edison International, 7.88%, 06/15/2054(c)	184,000	185,840

Electricite de France S.A. (France), 9.13%(b)(c)(d)	200,000	223,782

Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	200,000	205,139

Evergy Metro, Inc., 4.95%, 04/15/2033	25,000	25,009

	Principal Amount	Value

Electric Utilities–(continued)
Exelon Corp., 5.60%, 03/15/2053	$51,000	$51,969

Florida Power & Light Co., 4.80%, 05/15/2033	28,000	28,337

Georgia Power Co., 4.95%, 05/17/2033	38,000	38,335

Metropolitan Edison Co., 5.20%, 04/01/2028(b)	9,000	9,077

MidAmerican Energy Co.,
5.35%, 01/15/2034	29,000	30,584

5.85%, 09/15/2054	59,000	65,439

National Rural Utilities Cooperative Finance Corp.,
5.80%, 01/15/2033	10,000	10,597

7.13%, 09/15/2053(c)	85,000	87,820

NextEra Energy Capital Holdings, Inc., 6.05%, 03/01/2025	52,000	52,496

Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	22,000	23,189

Oncor Electric Delivery Co. LLC, 5.65%, 11/15/2033(b)	100,000	106,598

Public Service Co. of Colorado, 5.25%, 04/01/2053	43,000	42,911

Public Service Co. of New Hampshire, 5.35%, 10/01/2033	44,000	46,117

Public Service Electric and Gas Co., 5.13%, 03/15/2053	25,000	26,069

San Diego Gas & Electric Co., 5.35%, 04/01/2053	105,000	106,441

Sierra Pacific Power Co., 5.90%, 03/15/2054(b)	39,000	41,397

Southern Co. (The), 5.70%, 10/15/2032	13,000	13,657

Southwestern Electric Power Co., 5.30%, 04/01/2033	38,000	38,032

Virginia Electric and Power Co., 5.00%, 04/01/2033	40,000	40,488

Vistra Operations Co. LLC,
7.75%, 10/15/2031(b)	134,000	139,271

6.95%, 10/15/2033(b)	108,000	113,791

		2,883,768

Electrical Components & Equipment–0.31%
Regal Rexnord Corp.,
6.05%, 04/15/2028(b)	57,000	57,749

6.30%, 02/15/2030(b)	17,000	17,456

6.40%, 04/15/2033(b)	88,000	91,791

Sociedad Quimica y Minera de Chile S.A. (Chile), 6.50%, 11/07/2033(b)	210,000	223,230

		390,226

Electronic Manufacturing Services–0.26%
Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(b)	326,000	333,374

Environmental & Facilities Services–0.67%
Clean Harbors, Inc., 6.38%, 02/01/2031(b)	95,000	96,588

Republic Services, Inc.,
4.88%, 04/01/2029	162,000	165,139

5.00%, 12/15/2033	148,000	151,169

5.00%, 04/01/2034	20,000	20,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Environmental & Facilities Services–(continued)
Veralto Corp.,
5.50%, 09/18/2026(b)	$166,000	$168,193

5.35%, 09/18/2028(b)	153,000	156,696

5.45%, 09/18/2033(b)	87,000	90,174

		848,453

Financial Exchanges & Data–0.15%
Intercontinental Exchange, Inc.,
4.95%, 06/15/2052	7,000	7,000

5.20%, 06/15/2062	45,000	46,185

Moody’s Corp., 5.25%, 07/15/2044	2,000	2,027

Nasdaq, Inc.,
5.35%, 06/28/2028	28,000	28,859

5.55%, 02/15/2034	47,000	48,856

5.95%, 08/15/2053	16,000	17,216

6.10%, 06/28/2063	34,000	36,797

S&P Global, Inc.,
3.70%, 03/01/2052	5,000	4,155

3.90%, 03/01/2062	6,000	5,026

		196,121

Gas Utilities–0.16%
Atmos Energy Corp.,
5.90%, 11/15/2033	58,000	62,972

6.20%, 11/15/2053	45,000	52,842

Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	59,000	60,709

Southwest Gas Corp., 5.45%, 03/23/2028	22,000	22,505

		199,028

Health Care Facilities–0.15%
HCA, Inc., 5.90%, 06/01/2053	90,000	92,388

UPMC,
5.04%, 05/15/2033	73,000	73,939

5.38%, 05/15/2043	28,000	28,396

		194,723

Health Care REITs–0.00%
Physicians Realty L.P., 4.30%, 03/15/2027	2,000	1,947

Health Care Services–0.35%
CVS Health Corp.,
5.00%, 01/30/2029	59,000	60,115

5.25%, 01/30/2031	13,000	13,341

5.30%, 06/01/2033	70,000	71,865

5.88%, 06/01/2053	31,000	32,647

6.00%, 06/01/2063	33,000	35,057

Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	16,000	12,888

Series 2042, 2.72%, 01/01/2042	45,000	32,620

2.86%, 01/01/2052	60,000	40,176

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	94,000	57,055

Quest Diagnostics, Inc., 6.40%, 11/30/2033	76,000	84,322

		440,086

	Principal Amount	Value

Home Improvement Retail–0.25%
Home Depot, Inc. (The), 4.90%, 04/15/2029	$168,000	$172,684

Lowe’s Cos., Inc.,
5.00%, 04/15/2033	32,000	32,694

5.15%, 07/01/2033	73,000	75,038

5.75%, 07/01/2053	16,000	16,970

5.80%, 09/15/2062	6,000	6,357

5.85%, 04/01/2063	18,000	18,884

		322,627

Hotels, Resorts & Cruise Lines–0.18%
Carnival Corp., 7.00%, 08/15/2029(b)	46,000	48,058

Marriott International, Inc.,
5.55%, 10/15/2028	115,000	118,689

4.90%, 04/15/2029	59,000	59,423

		226,170

Independent Power Producers & Energy Traders–0.15%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	200,000	156,426

Vistra Corp., 7.00%(b)(c)(d)	32,000	31,564

		187,990

Industrial Machinery & Supplies & Components–0.22%
Ingersoll Rand, Inc.,
5.40%, 08/14/2028	18,000	18,560

5.70%, 08/14/2033	83,000	87,854

Nordson Corp.,
5.60%, 09/15/2028	30,000	31,132

5.80%, 09/15/2033	59,000	62,668

nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	71,000	72,198

		272,412

Industrial REITs–0.04%
LXP Industrial Trust, 6.75%, 11/15/2028	52,000	54,709

Insurance Brokers–0.34%
Arthur J. Gallagher & Co.,
6.50%, 02/15/2034	76,000	83,161

6.75%, 02/15/2054	83,000	97,086

Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	112,000	118,010

5.45%, 03/15/2053	25,000	26,193

5.70%, 09/15/2053	99,000	107,814

		432,264

Integrated Oil & Gas–0.67%
BP Capital Markets America, Inc., 4.81%, 02/13/2033	36,000	36,312

Ecopetrol S.A. (Colombia),
4.63%, 11/02/2031	11,000	9,343

8.88%, 01/13/2033	375,000	407,871

5.88%, 05/28/2045	12,000	9,492

Occidental Petroleum Corp., 4.63%, 06/15/2045	63,000	49,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Integrated Oil & Gas–(continued)
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	$176,000	$171,222

6.70%, 02/16/2032	51,000	42,379

10.00%, 02/07/2033	120,000	120,622

		847,139

Integrated Telecommunication Services–0.07%
AT&T, Inc.,
4.30%, 02/15/2030	6,000	5,880

5.40%, 02/15/2034	76,000	78,411

Verizon Communications, Inc., 2.85%, 09/03/2041	6,000	4,437

		88,728

Interactive Media & Services–0.08%
Meta Platforms, Inc., 5.75%, 05/15/2063	90,000	98,640

Investment Banking & Brokerage–1.46%
Charles Schwab Corp. (The),
5.64%, 05/19/2029(c)	82,000	84,159

6.20%, 11/17/2029(c)	171,000	179,421

5.85%, 05/19/2034(c)	82,000	84,688

6.14%, 08/24/2034(c)	218,000	229,872

Series K, 5.00%(c)(d)	22,000	19,916

Goldman Sachs Group, Inc. (The),
6.20% (SOFR + 0.79%), 12/09/2026(e)	53,000	52,500

Series V, 4.13%(c)(d)	76,000	67,777

Series W, 7.50%(c)(d)(f)	334,000	349,830

GTCR W-2 Merger Sub LLC, 7.50%, 01/15/2031(b)	200,000	211,474

Morgan Stanley,
5.00%, 11/24/2025	8,000	7,993

5.12%, 02/01/2029(c)	23,000	23,118

5.16%, 04/20/2029(c)	73,000	73,460

5.45%, 07/20/2029(c)	47,000	47,919

6.41%, 11/01/2029(c)	129,000	136,801

5.25%, 04/21/2034(c)	164,000	164,060

5.42%, 07/21/2034(c)	99,000	100,521

5.95%, 01/19/2038(c)	20,000	20,235

		1,853,744

Leisure Products–0.21%
Brunswick Corp., 5.10%, 04/01/2052	8,000	6,263

Polaris, Inc., 6.95%, 03/15/2029	238,000	253,397

		259,660

Life & Health Insurance–0.81%
Corebridge Global Funding, 5.90%, 09/19/2028(b)	88,000	90,799

F&G Annuities & Life, Inc., 7.40%, 01/13/2028	45,000	46,465

MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(g)	784,000	631,869

Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(c)	6,000	5,656

MetLife, Inc., 5.25%, 01/15/2054	60,000	61,730

Pacific Life Global Funding II, 6.23% (SOFR + 0.80%), 03/30/2025(b)(e)	118,000	118,171

	Principal Amount	Value

Life & Health Insurance–(continued)
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/2061(b)	$2,000	$1,352

Principal Financial Group, Inc., 5.38%, 03/15/2033	55,000	56,309

Prudential Financial, Inc., 5.20%, 03/15/2044(c)	8,000	7,973

		1,020,324

Managed Health Care–0.39%
Humana, Inc.,
5.75%, 12/01/2028	68,000	71,126

5.95%, 03/15/2034	202,000	216,292

UnitedHealth Group, Inc.,
3.75%, 07/15/2025	2,000	1,972

5.25%, 02/15/2028	27,000	27,937

5.30%, 02/15/2030	55,000	57,586

5.35%, 02/15/2033	46,000	48,684

5.05%, 04/15/2053	40,000	40,445

5.20%, 04/15/2063	32,000	32,702

		496,744

Marine Transportation–0.07%
A.P. Moller - Maersk A/S (Denmark), 5.88%, 09/14/2033(b)	79,000	82,504

Movies & Entertainment–0.03%
Warnermedia Holdings, Inc.,
5.05%, 03/15/2042	22,000	19,406

5.14%, 03/15/2052	8,000	6,871

5.39%, 03/15/2062	19,000	16,292

		42,569

Multi-Family Residential REITs–0.13%
AvalonBay Communities, Inc., 5.30%, 12/07/2033	158,000	164,479

Multi-line Insurance–0.19%
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	240,000	244,388

Multi-Utilities–0.46%
Ameren Illinois Co., 4.95%, 06/01/2033	48,000	48,644

Black Hills Corp., 6.15%, 05/15/2034	135,000	140,753

Dominion Energy, Inc., 5.38%, 11/15/2032	55,000	56,518

NiSource, Inc., 5.25%, 03/30/2028	13,000	13,262

Public Service Enterprise Group, Inc.,
5.88%, 10/15/2028	174,000	182,480

6.13%, 10/15/2033	111,000	119,403

WEC Energy Group, Inc., 5.15%, 10/01/2027	27,000	27,411

		588,471

Office REITs–0.88%
Brandywine Operating Partnership L.P., 7.80%, 03/15/2028	76,000	76,948

Highwoods Realty L.P., 7.65%, 02/01/2034	96,000	103,670

Office Properties Income Trust,
4.25%, 05/15/2024	60,000	56,906

4.50%, 02/01/2025	26,000	20,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Office REITs–(continued)
Piedmont Operating Partnership L.P., 9.25%, 07/20/2028(f)	$810,000	$ 856,203

		1,114,178

Oil & Gas Drilling–0.05%
Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	62,000	65,743

Oil & Gas Equipment & Services–0.08%
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(b)	200,000	105,195

Oil & Gas Exploration & Production–0.79%
Apache Corp., 7.75%, 12/15/2029	48,000	51,915

Civitas Resources, Inc.,
8.38%, 07/01/2028(b)	106,000	110,791

8.75%, 07/01/2031(b)	123,000	131,093

ConocoPhillips Co., 5.55%, 03/15/2054	73,000	77,574

5.70%, 09/15/2063	51,000	55,272

Murphy Oil Corp., 6.38%, 07/15/2028	23,000	23,127

Southwestern Energy Co., 5.38%, 03/15/2030	68,000	66,480

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	110,000	114,200

Venture Global LNG, Inc.,
9.50%, 02/01/2029(b)	173,000	183,171

9.88%, 02/01/2032(b)	178,000	185,523

		999,146

Oil & Gas Refining & Marketing–0.53%
Cosan Luxembourg S.A. (Brazil), 7.50%, 06/27/2030(b)	220,000	229,938

CVR Energy, Inc., 8.50%, 01/15/2029(b)	373,000	371,458

Phillips 66 Co., 5.30%, 06/30/2033	71,000	72,919

		674,315

Oil & Gas Storage & Transportation–1.71%
Cheniere Energy Partners L.P., 5.95%, 06/30/2033(b)	57,000	58,595

Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(b)	31,000	31,747

Enbridge, Inc. (Canada),
5.70%, 03/08/2033	70,000	72,787

7.38%, 01/15/2083(c)	34,000	33,519

7.63%, 01/15/2083(c)	27,000	27,109

8.50%, 01/15/2084(c)	92,000	98,085

Series NC5, 8.25%, 01/15/2084(c)	151,000	156,183

Energy Transfer L.P.,
4.00%, 10/01/2027	6,000	5,781

6.10%, 12/01/2028	56,000	58,969

6.40%, 12/01/2030	32,000	34,251

6.55%, 12/01/2033	40,000	43,466

Genesis Energy L.P./Genesis Energy Finance Corp.,
8.25%, 01/15/2029	57,000	58,701

8.88%, 04/15/2030	68,000	70,387

GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
6.13%, 02/23/2038(b)	200,000	208,854

6.51%, 02/23/2042(b)	200,000	211,794

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Kinder Morgan, Inc.,
4.80%, 02/01/2033	$7,000	$ 6,742

5.20%, 06/01/2033	63,000	62,655

5.45%, 08/01/2052	34,000	32,582

MPLX L.P.,
4.25%, 12/01/2027	6,000	5,875

5.00%, 03/01/2033	41,000	40,185

4.95%, 03/14/2052	7,000	6,240

ONEOK, Inc.,
5.65%, 11/01/2028	40,000	41,439

5.80%, 11/01/2030	113,000	117,547

6.05%, 09/01/2033	109,000	115,537

6.63%, 09/01/2053	153,000	171,421

Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037	24,000	25,307

Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	51,000	53,580

Targa Resources Corp., 6.25%, 07/01/2052	7,000	7,238

Western Midstream Operating L.P., 6.15%, 04/01/2033	58,000	60,329

Williams Cos., Inc. (The),
5.30%, 08/15/2028	172,000	176,186

5.65%, 03/15/2033	72,000	75,259

		2,168,350

Other Specialty Retail–0.02%
Tractor Supply Co., 5.25%, 05/15/2033	22,000	22,579

Packaged Foods & Meats–0.58%
Bimbo Bakeries USA, Inc. (Mexico),
6.05%, 01/15/2029(b)	200,000	210,500

6.40%, 01/15/2034(b)	200,000	222,124

J.M. Smucker Co. (The), 6.20%, 11/15/2033	59,000	64,382

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/2031	5,000	4,313

McCormick & Co., Inc., 4.95%, 04/15/2033	19,000	19,084

Minerva Luxembourg S.A. (Brazil), 8.88%, 09/13/2033(b)	200,000	211,809

		732,212

Paper & Plastic Packaging Products & Materials–0.06%
Sealed Air Corp.,
6.13%, 02/01/2028(b)	19,000	19,176

7.25%, 02/15/2031(b)	51,000	54,139

		73,315

Passenger Airlines–0.22%
American Airlines Pass-Through Trust, Series 2021-1, Class A, 2.88%, 07/11/2034	5,678	4,830

British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	44,393	38,053

Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	18,775	18,497

4.75%, 10/20/2028(b)	38,546	37,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Passenger Airlines–(continued)
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	$15,528	$ 15,739

5.80%, 07/15/2037	158,000	160,845

		275,895

Personal Care Products–0.22%
Kenvue, Inc.,
5.05%, 03/22/2028	38,000	38,954

5.00%, 03/22/2030	78,000	80,574

4.90%, 03/22/2033	86,000	88,685

5.10%, 03/22/2043	36,000	37,380

5.20%, 03/22/2063	33,000	34,541

		280,134

Pharmaceuticals–1.06%
Bayer US Finance LLC (Germany),
6.25%, 01/21/2029(b)	200,000	204,601

6.38%, 11/21/2030(b)	200,000	205,921

6.50%, 11/21/2033(b)	200,000	206,825

Bristol-Myers Squibb Co.,
5.75%, 02/01/2031	183,000	196,024

5.90%, 11/15/2033	88,000	95,914

6.25%, 11/15/2053	57,000	65,287

6.40%, 11/15/2063	82,000	95,098

Eli Lilly and Co., 4.88%, 02/27/2053	34,000	35,195

Merck & Co., Inc.,
4.90%, 05/17/2044	144,000	145,762

5.00%, 05/17/2053	39,000	40,131

5.15%, 05/17/2063	21,000	21,921

Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/2053	24,000	24,519

		1,337,198

Precious Metals & Minerals–0.06%
Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(b)	83,000	81,698

Property & Casualty Insurance–0.03%
Allstate Corp. (The), 4.20%, 12/15/2046	2,000	1,704

Travelers Cos., Inc. (The), 5.45%, 05/25/2053	36,000	38,882

		40,586

Rail Transportation–0.32%
Norfolk Southern Corp.,
5.05%, 08/01/2030	63,000	64,558

5.55%, 03/15/2034	86,000	90,873

5.35%, 08/01/2054	82,000	85,339

5.95%, 03/15/2064	111,000	124,007

Union Pacific Corp., 5.15%, 01/20/2063	45,000	45,485

		410,262

Regional Banks–0.81%
Citizens Financial Group, Inc., 5.64%, 05/21/2037(c)	23,000	21,211

Huntington Bancshares, Inc.,
4.00%, 05/15/2025	6,000	5,888

6.21%, 08/21/2029(c)	225,000	232,140

	Principal Amount	Value
Regional Banks–(continued)
M&T Bank Corp., 5.05%, 01/27/2034(c)	$35,000	$ 33,178

Morgan Stanley Bank N.A., 5.88%, 10/30/2026	291,000	299,336

Truist Financial Corp.,
6.05%, 06/08/2027(c)	73,000	74,322

4.87%, 01/26/2029(c)	38,000	37,462

7.16%, 10/30/2029(c)	126,000	136,175

4.92%, 07/28/2033(c)	43,000	40,066

6.12%, 10/28/2033(c)	22,000	22,856

5.12%, 01/26/2034(c)	40,000	38,762

5.87%, 06/08/2034(c)	79,000	80,643

		1,022,039

Reinsurance–0.02%
Global Atlantic (Fin) Co., 4.70%, 10/15/2051(b)(c)	28,000	24,026

Restaurants–0.41%
McDonald’s Corp.,
4.80%, 08/14/2028	235,000	239,230

4.95%, 08/14/2033	196,000	201,548

5.45%, 08/14/2053	73,000	77,745

		518,523

Retail REITs–0.06%
Kite Realty Group L.P., 4.00%, 10/01/2026	7,000	6,622

NNN REIT, Inc., 5.60%, 10/15/2033	50,000	51,656

Realty Income Corp.,
2.20%, 06/15/2028	2,000	1,793

5.63%, 10/13/2032	14,000	14,739

		74,810

Self-Storage REITs–0.38%
Extra Space Storage L.P., 5.70%, 04/01/2028	21,000	21,541

Prologis L.P.,
4.88%, 06/15/2028	61,000	61,837

5.13%, 01/15/2034	59,000	60,942

5.25%, 06/15/2053	138,000	144,286

Public Storage Operating Co.,
5.13%, 01/15/2029	14,000	14,461

5.10%, 08/01/2033	112,000	116,030

5.35%, 08/01/2053	65,000	67,972

		487,069

Semiconductors–0.27%
Broadcom, Inc.,
4.15%, 11/15/2030	6,000	5,734

4.93%, 05/15/2037(b)	6,000	5,810

Foundry JV Holdco LLC, 5.88%, 01/25/2034(b)	326,000	335,219

		346,763

Sovereign Debt–0.73%
Costa Rica Government International Bond (Costa Rica), 7.30%, 11/13/2054(b)	200,000	217,500

Republic of Poland Government International Bond (Poland), 5.75%, 11/16/2032	5,000	5,409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Republic of Uzbekistan International Bond (Uzbekistan), 7.85%, 10/12/2028(b)	$200,000	$209,876

Romanian Government International Bond (Romania),
5.25%, 11/25/2027(b)	30,000	29,862

6.63%, 02/17/2028(b)	138,000	143,061

7.13%, 01/17/2033(b)	106,000	114,503

Trinidad & Tobago Government International Bond (Trinidad), 5.95%, 01/14/2031(b)	200,000	207,550

		927,761

Specialty Chemicals–0.44%
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	200,000	186,479

8.75%, 05/03/2029(b)	200,000	204,264

5.50%, 03/18/2031	200,000	168,672

		559,415

Steel–0.16%
POSCO (South Korea), 5.63%, 01/17/2026(b)	200,000	201,768

Systems Software–0.15%
Oracle Corp.,
6.25%, 11/09/2032	33,000	35,913

4.90%, 02/06/2033	70,000	69,720

6.90%, 11/09/2052	40,000	46,994

5.55%, 02/06/2053	37,000	37,054

		189,681

Technology Hardware, Storage & Peripherals–0.04%
Apple, Inc.,
4.38%, 05/13/2045	5,000	4,748

4.25%, 02/09/2047	2,000	1,889

Leidos, Inc., 5.75%, 03/15/2033	43,000	44,870

		51,507

Telecom Tower REITs–0.00%
American Tower Corp., 4.00%, 06/01/2025	5,000	4,915

Tobacco–0.74%
B.A.T. Capital Corp. (United Kingdom),
7.08%, 08/02/2043	45,000	47,834

7.08%, 08/02/2053	37,000	39,593

Philip Morris International, Inc.,
5.00%, 11/17/2025	12,000	12,055

5.13%, 11/17/2027	22,000	22,407

4.88%, 02/15/2028	168,000	169,893

5.25%, 09/07/2028	131,000	134,853

5.13%, 02/15/2030	185,000	188,141

5.75%, 11/17/2032	8,000	8,400

5.38%, 02/15/2033	184,000	188,822

5.63%, 09/07/2033	118,000	123,302

		935,300

Trading Companies & Distributors–0.17%
Avolon Holdings Funding Ltd. (Ireland), 6.38%, 05/04/2028(b)	163,000	166,348

	Principal Amount	Value
Trading Companies & Distributors–(continued)
Triton Container International Ltd. (Bermuda), 3.15%, 06/15/2031(b)	$61,000	$48,594

		214,942

Transaction & Payment Processing Services–0.32%
Fiserv, Inc.,
5.38%, 08/21/2028	158,000	162,653

5.63%, 08/21/2033	122,000	127,868

Mastercard, Inc., 4.85%, 03/09/2033	106,000	109,540

		400,061

Wireless Telecommunication Services–0.48%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	62,500	61,991

5.15%, 03/20/2028(b)	177,650	176,944

T-Mobile USA, Inc.,
5.05%, 07/15/2033	57,000	57,464

5.75%, 01/15/2034	134,000	142,187

5.65%, 01/15/2053	70,000	72,949

6.00%, 06/15/2054	43,000	47,204

Vodafone Group PLC (United Kingdom),
4.13%, 06/04/2081(c)	30,000	25,868

5.13%, 06/04/2081(c)	33,000	24,967

		609,574

Total U.S. Dollar Denominated Bonds & Notes (Cost $52,439,134)		54,029,966

Asset-Backed Securities–23.21%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 0.71%, 02/25/2035(h)	1,645	1,622

AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	380,000	340,656

Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(h)	33,013	31,027

Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(h)	106,780	98,895

Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(h)	14,460	13,036

Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(h)	79,890	66,842

Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(h)	193,554	164,235

Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(i)	344,441	308,997

Series 2023-6, Class A1, 6.50%, 12/25/2067(b)(i)	101,956	102,717

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	560,000	535,305

Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	102,000	101,643

Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	354,000	357,272

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 6.82% (3 mo. Term SOFR + 1.44%), 07/25/2034(b)(e)	731,000	731,185

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(h)	70,000	66,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	$30,820	$25,724

Series 2007-C, Class 1A4, 4.38%, 05/20/2036(h)	9,826	8,627

Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	19,469	15,812

Bank, Series 2019-BNK16, Class XA, IO, 0.94%, 02/15/2052(j)	1,502,294	54,156

Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(h)	299,921	256,826

Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(h)	299,921	246,661

Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(h)	276,894	241,971

Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(h)	308,819	264,830

Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(h)	376,560	310,159

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	22,456	21,101

Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	24,382	22,844

Benchmark Mortgage Trust,
Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(j)	1,223,325	20,209

Series 2018-B3, Class C, 4.52%, 04/10/2051(h)	42,000	31,214

Series 2019-B14, Class A5, 3.05%, 12/15/2062	90,000	80,832

Series 2019-B14, Class C, 3.77%, 12/15/2062(h)	83,700	59,922

Series 2019-B15, Class B, 3.56%, 12/15/2072	70,000	53,442

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(h)	69,935	65,318

BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 6.33% (1 mo. Term SOFR + 0.96%), 11/15/2038(b)(e)	235,000	231,913

Series 2021-VOLT, Class A, 6.18% (1 mo. Term SOFR + 0.81%), 09/15/2036(b)(e)	250,000	243,844

Series 2021-VOLT, Class B, 6.43% (1 mo. Term SOFR + 1.06%), 09/15/2036(b)(e)	225,000	219,355

Series 2021-VOLT, Class D, 7.13% (1 mo. Term SOFR + 1.76%), 09/15/2036(b)(e)	100,000	96,299

	Principal Amount	Value
BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/2027(b)	$130,000	$130,272

Series 2022-LBA6, Class A, 6.36% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(e)	320,000	315,032

Series 2022-LBA6, Class B, 6.66% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(e)	230,000	225,979

Series 2022-LBA6, Class C, 6.96% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(e)	100,000	98,147

CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.87%, 11/13/2050(j)	633,821	14,924

Cedar Funding IX CLO Ltd.,
Series 2018-9A, Class A1, 6.66% (3 mo. Term SOFR + 1.24%), 04/20/2031(b)(e)	245,907	246,166

Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(h)	3,665	3,392

Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(h)	21,514	19,078

Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(h)	23,318	21,126

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(h)	29,228	26,422

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.46%, 01/25/2036(h)	27,408	24,837

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(j)	1,592,661	47,444

Citigroup Mortgage Loan Trust,
Series 2006-AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	58,657	56,296

Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(h)	298,935	246,222

COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(h)	2,092	2,081

Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(h)	171,031	145,680

Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(h)	229,126	200,627

Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(i)	230,571	209,385

Series 2022-3, Class A1, 3.90%, 02/25/2067(b)(h)	308,681	291,956

COMM Mortgage Trust,
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	10,610	10,495

Series 2014-CR21, Class AM, 3.99%, 12/10/2047	715,000	679,372

Series 2014-LC15, Class AM, 4.20%, 04/10/2047	170,000	167,894

Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	475,000	448,141

Series 2015-CR25, Class B, 4.52%, 08/10/2048(h)	72,000	68,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Countrywide Home Loans Mortgage
Pass-Through Trust, Series 2005-17, Class 1A8, 5.50%, 09/25/2035	$2,473	$ 2,224

Series 2005-26, Class 1A8, 5.50%, 11/25/2035	28,562	17,937

Series 2005-J4, Class A7, 5.50%, 11/25/2035	3,290	2,682

Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(h)	41,257	35,376

Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(h)	91,753	78,501

Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(h)	335,499	314,284

Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(h)	115,000	101,493

Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(h)	279,016	273,310

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	776,000	653,480

CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 4.15%, 06/25/2034(h)	6,603	6,189

CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	94,004	46,308

DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	47,875	46,264

Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	47,875	46,249

Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	104,912	95,966

Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.74% (3 mo. Term SOFR + 1.34%), 01/15/2034(b)(e)	100,056	100,056

Ellington Financial Mortgage Trust,
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(h)	16,225	15,423

Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(h)	10,336	10,010

Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(h)	28,754	24,338

Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(h)	228,285	192,627

Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(i)	259,537	258,010

Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	64,492	63,847

Extended Stay America Trust, Series 2021-ESH, Class B, 6.86% (1 mo. Term SOFR + 1.49%), 07/15/2038(b)(e)	107,346	105,793

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A6, 5.50% (1 mo. Term SOFR + 0.76%), 11/25/2035(e)	53,417	23,358

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(h)	461,796	402,582

Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(h)	151,698	132,588

	Principal Amount	Value
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	$311,233	$ 310,402

GCAT Trust, Series 2019-NQM3, Class A1, 3.69%, 11/25/2059(b)(h)	17,069	16,188

GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.36%, 04/19/2036(h)	32,013	24,829

GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 6.75% (3 mo. Term SOFR + 1.33%), 10/20/2032(b)(e)	260,000	260,338

Golub Capital Partners CLO 40(B) Ltd., Series 2019-40A, Class AR, 6.73% (3 mo. Term SOFR + 1.35%), 01/25/2032(b)(e)	330,000	326,558

GS Mortgage Securities Trust,
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	50,000	44,371

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	300,000	253,199

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(h)	257,803	225,246

GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 4.65%, 07/25/2035(h)	8,259	7,569

Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	113,000	102,491

Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	103,000	93,175

HPEFS Equipment Trust, Series 2023-2A, Class A2, 6.04%, 01/21/2031(b)	100,000	100,772

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	12,234	11,281

Series 2014-C20, Class AS, 4.04%, 07/15/2047	220,000	214,545

JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(h)	12,260	12,016

Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(h)	337,039	278,400

JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class B, 4.12%, 11/15/2047(h)	245,000	211,324

Series 2014-C25, Class AS, 4.07%, 11/15/2047	200,000	182,137

Series 2015-C27, Class XA, IO, 1.14%, 02/15/2048(j)	1,820,680	14,271

KKR CLO 30 Ltd., Series 30A, Class A1R, 6.68% (3 mo. Term SOFR + 1.28%), 10/17/2031(b)(e)	268,000	268,337

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(h)	8,266	9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Life Mortgage Trust,
Series 2021-BMR, Class A, 6.18% (1 mo. Term SOFR + 0.81%), 03/15/2038(b)(e)	$152,360	$ 149,152

Series 2021-BMR, Class B, 6.36% (1 mo. Term SOFR + 0.99%), 03/15/2038(b)(e)	334,210	326,174

Series 2021-BMR, Class C, 6.58% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(e)	108,127	104,872

Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 6.81% (3 mo. Term SOFR + 1.41%), 04/19/2033(b)(e)	742,000	742,928

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 5.67% (1 mo. Term SOFR + 0.31%), 08/25/2036(e)	35,137	12,916

Med Trust, Series 2021-MDLN, Class A, 6.43% (1 mo. Term SOFR + 1.06%), 11/15/2038(b)(e)	263,734	258,909

Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(h)	191,746	167,321

Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(h)	184,739	160,969

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.39%, 11/25/2035(h)	5,980	5,542

MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(h)	256,496	217,684

MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 6.18% (1 mo. Term SOFR + 0.81%), 07/15/2038(b)(e)	125,000	123,070

Series 2021-STOR, Class B, 6.38% (1 mo. Term SOFR + 1.01%), 07/15/2038(b)(e)	105,000	102,809

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class AS, 3.83%, 12/15/2047	595,000	576,013

Morgan Stanley Capital I Trust,
Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(j)	542,923	15,196

Series 2019-L2, Class A4, 4.07%, 03/15/2052	80,000	75,502

Series 2019-L3, Class AS, 3.49%, 11/15/2052	60,000	52,352

Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(b)(h)	201,277	160,793

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 6.68% (3 mo. Term SOFR + 1.28%), 04/19/2030(b)(e)	265,481	265,440

Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 6.72% (3 mo. Term SOFR + 1.32%), 04/16/2033(b)(e)	250,000	250,315

New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(h)	13,929	12,872

Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(h)	18,414	16,832

Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(h)	225,585	206,433

	Principal Amount	Value
OBX Trust,
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(h)	$263,950	$ 227,513

Series 2022-NQM2, Class A1, 2.96%, 01/25/2062(b)(h)	307,688	274,890

Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(b)(i)	215,308	197,235

Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(i)	235,000	198,157

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(h)	230,189	201,527

OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 6.62% (3 mo. Term SOFR + 1.22%), 07/15/2030(b)(e)	242,676	242,745

Series 2020-8RA, Class A1, 6.88% (3 mo. Term SOFR + 1.48%), 01/17/2032(b)(e)	433,000	433,561

Octagon Investment Partners 31 Ltd., Series 2017-1A, Class AR, 6.73% (3 mo. Term SOFR + 1.31%), 07/20/2030(b)(e)	403,325	403,576

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 6.88% (3 mo. Term SOFR + 1.48%), 01/15/2033(b)(e)	400,000	400,524

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 6.94% (3 mo. Term SOFR + 1.52%), 01/20/2033(b)(e)	287,936	288,288

One Bryant Park Trust, Series 2019- OBP, Class A, 2.52%, 09/15/2054(b)	114,000	96,746

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(h)	294,730	241,988

Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	236,975	205,806

Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	251,620	243,798

Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	358,000	369,229

Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 6.67% (3 mo. Term SOFR + 1.30%), 02/20/2030(b)(e)	203,373	203,622

Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	248	188

Series 2007-QS6, Class A28, 5.75%, 04/25/2037	3,230	2,538

Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(h)	18,263	17,478

RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	211,389	200,982

SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(h)	349,120	315,947

Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(h)	114,900	102,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	$48,333	$ 45,730

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	156,400	133,991

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	156,400	125,063

STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(h)	136,190	121,037

Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(h)	8,933	8,434

Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(h)	22,645	20,389

Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(h)	357,440	295,467

Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(h)	274,328	235,142

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 5.93%, 09/25/2034(h)	2,257	2,191

Structured Asset Securities Corp. Mortgage Pass-Through Ctfs., Series 2003-34A, Class 5A5, 6.60%, 11/25/2033(h)	24,203	23,271

Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 6.95% (3 mo. Term SOFR + 1.55%), 04/18/2033(b)(e)	250,000	249,998

Synchrony Card Funding LLC, Series 2022-A2, Class A, 3.86%, 07/15/2028	428,000	420,795

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	346,133	309,443

Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 4.66%, 04/25/2045(h)	14,724	14,078

TICP CLO XV Ltd., Series 2020-15A, Class A, 6.96% (3 mo. Term SOFR + 1.54%), 04/20/2033(b)(e)	521,000	521,637

TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(b)	352,000	334,579

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	265,357	232,585

UBS Commercial Mortgage Trust,
Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(j)	959,441	24,639

Series 2019-C16, Class A4, 3.60%, 04/15/2052	80,000	73,097

	Principal Amount	Value
Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(i)	$47,654	$ 45,688

Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(i)	49,381	47,420

Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(h)	4,384	4,339

Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(h)	83,108	71,403

Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(h)	286,619	250,133

Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(h)	90,828	82,621

Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(i)	225,372	202,775

Series 2022-3, Class A1, 4.13%, 02/25/2067(b)(i)	244,609	228,692

Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(i)	95,762	95,960

Series 2022-INV2, Class A1, 6.79%, 10/25/2067(b)(i)	132,625	134,668

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	46,611	42,106

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 5.88%, 10/25/2033(h)	18,589	17,487

Series 2005-AR14, Class 1A4, 4.92%, 12/25/2035(h)	42,735	38,792

Series 2005-AR16, Class 1A1, 4.93%, 12/25/2035(h)	20,728	18,506

Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	14,665	14,605

Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(j)	855,339	23,647

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	56,398	52,577

WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	39,863	36,581

Series 2014-C20, Class AS, 4.18%, 05/15/2047	130,000	122,249

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(h)	145,000	144,000

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	499,991	435,181

Total Asset-Backed Securities (Cost $31,935,725)		29,370,259

U.S. Treasury Securities–20.32%
U.S. Treasury Bills–0.35%(k)
4.79% - 5.31%, 04/18/2024(l)	453,000	446,016

U.S. Treasury Bonds–6.29%
4.75%, 11/15/2043(f)	3,052,500	3,275,237

4.13%, 08/15/2053	4,638,500	4,689,958

		7,965,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value
U.S. Treasury Notes–13.68%
4.88%, 11/30/2025	$1,473,600	$1,488,969

4.63%, 10/15/2026	61,000	61,913

4.38%, 12/15/2026	691,000	697,856

4.38%, 11/30/2028	4,287,400	4,387,886

4.38%, 11/30/2030	1,494,600	1,537,219

4.50%, 11/15/2033	8,696,900	9,133,104

		17,306,947

Total U.S. Treasury Securities (Cost $24,533,235)		25,718,158

U.S. Government Sponsored Agency Mortgage-Backed Securities–17.04%
Collateralized Mortgage Obligations–0.70%
Fannie Mae Interest STRIPS, IO,
7.00%, 02/25/2028 to 04/25/2032(m)	51,408	8,424

6.50%, 04/25/2029 to 02/25/2033(j)(m)	164,249	22,741

7.50%, 11/25/2029(m)	8,645	1,209

6.00%, 02/25/2033 to 03/25/2036(j)(m)	140,410	21,985

5.50%, 09/25/2033 to 06/25/2035(j)(m)	207,060	31,303

Fannie Mae REMICs, IO,
3.00%, 11/25/2027(m)	29,842	997

1.65% (7.10% - (30 Day Average SOFR + 0.11%)), 11/25/2030(e)(m)	24,705	1,413

2.46% (7.90% - (30 Day Average SOFR + 0.11%)), 11/18/2031 to 12/18/2031(e)(m)	1,784	158

2.45% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(e)(m)	37,062	3,339

1.80% (7.25% - (30 Day Average SOFR + 0.11%)), 01/25/2032(e)(m)	1,907	175

2.50% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(e)(m)	9,227	810

2.56% (8.00% - (30 Day Average SOFR + 0.11%)), 03/18/2032 to 12/18/2032(e)(m)	3,608	366

2.65% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032 to 04/25/2032(e)(m)	2,952	290

1.55% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 09/25/2032(e)(m)	9,210	725

2.35% (7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(e)(m)	298	32

2.55% (8.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 12/25/2032(e)(m)	138,510	14,721

2.66% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(e)(m)	12,083	752

2.80% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(e)(m)	53,171	7,289

7.00%, 04/25/2033(m)	1,887	239

0.60% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 07/25/2038(e)(m)	26,372	1,778

1.30% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 05/25/2035(e)(m)	8,923	557

	Principal
	Amount	Value
Collateralized Mortgage Obligations–(continued)
1.15% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(e)(m)	$17,452	$1,066

1.25% (6.70% - (30 Day Average SOFR + 0.11%)), 05/25/2035(e)(m)	68,819	5,402

3.50%, 08/25/2035(m)	162,144	18,897

0.65% (6.10% - (30 Day Average SOFR + 0.11%)), 10/25/2035(e)(m)	63,750	5,456

4.00%, 04/25/2041 to 08/25/2047(m)	56,599	7,380

1.10% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(e)(m)	17,239	1,457

0.70% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(e)(m)	42,069	4,945

5.50%, 07/25/2046(m)	46,633	6,088

0.45% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(e)(m)	280,395	23,198

6.50%, 10/25/2028 to 10/25/2031	38,765	39,364

6.00%, 11/25/2028 to 12/25/2031	43,949	44,767

5.70% (30 Day Average SOFR + 0.36%), 08/25/2035(e)	370	367

4.58% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(e)	26,805	32,370

4.21% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(e)	29,800	34,886

6.39% (30 Day Average SOFR + 1.05%), 06/25/2037(e)	9,380	9,469

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(j)	3,712,817	10,289

Series KC03, Class X1, IO, 0.63%, 11/25/2024(j)	2,579,724	8,786

Series K734, Class X1, IO, 0.65%, 02/25/2026(j)	1,991,002	19,588

Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	1,987,963	35,481

Series K083, Class AM, 4.03%, 10/25/2028(h)	23,000	22,526

Series K085, Class AM, 4.06%, 10/25/2028(h)	23,000	22,615

Series K089, Class AM, 3.63%, 01/25/2029(h)	39,000	37,689

Series K088, Class AM, 3.76%, 01/25/2029(h)	92,000	89,468

Series K093, Class X1, IO, 0.94%, 05/25/2029(j)	1,628,415	66,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs,
6.75%, 02/15/2024	$9	$9

6.50%, 02/15/2028 to 06/15/2032	164,082	166,775

8.00%, 03/15/2030	260	271

6.45% (30 Day Average SOFR + 1.11%), 02/15/2032(e)	378	384

3.50%, 05/15/2032	6,281	6,129

4.76% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(e)	3,926	4,772

5.85% (30 Day Average SOFR + 0.51%), 09/15/2035(e)	555	548

IO, 2.20% (7.65% - (30 Day Average SOFR + 0.11%)), 07/15/2026 to 03/15/2029(e)(m)	28,318	815

3.00%, 06/15/2027 to 05/15/2040(m)	102,290	3,704

2.50%, 05/15/2028(m)	24,674	857

3.25% (8.70% - (30 Day Average SOFR + 0.11%)), 07/17/2028(e)(m)	9	0

2.65% (8.10% - (30 Day Average SOFR + 0.11%)), 06/15/2029(e)(m)	529	32

1.25% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(e)(m)	147,444	7,668

1.30% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(e)(m)	15,081	827

1.27% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(e)(m)	15,222	830

0.70% (6.15% - (30 Day Average SOFR + 0.11%)), 07/15/2035(e)(m)	3,976	173

1.55% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(e)(m)	3,037	306

0.55% (6.00% - (30 Day Average SOFR + 0.11%)), 04/15/2038(e)(m)	3,291	291

0.62% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(e)(m)	105,631	8,953

0.80% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(e)(m)	25,505	1,856

0.65% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(e)(m)	41,227	3,374

4.00%, 03/15/2045(m)	10,040	296

Freddie Mac STRIPS,
PO, 0.00%, 06/01/2026(n)	3,094	2,951

IO, 3.00%, 12/15/2027(m)	42,338	1,830

3.27%, 12/15/2027(j)	11,206	434

7.00%, 09/01/2029(m)	1,187	145

7.50%, 12/15/2029(m)	24,273	3,217

6.00%, 12/15/2032(m)	15,086	1,762

		886,698

	Principal
	Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.18%
9.00%, 01/01/2025 to 05/01/2025	$320	$322

6.50%, 07/01/2028 to 04/01/2034	32,010	33,450

6.00%, 10/01/2029	31,964	32,991

7.00%, 10/01/2031 to 10/01/2037	15,833	16,361

5.00%, 12/01/2034	680	692

5.50%, 09/01/2039	67,096	69,052

4.00%, 11/01/2048 to 07/01/2049	82,796	79,739

		232,607

Federal National Mortgage Association (FNMA)–0.27%
7.00%, 01/01/2030 to 12/01/2032	5,589	5,769

3.50%, 12/01/2030 to 05/01/2047	313,199	293,565

6.50%, 09/01/2031 to 01/01/2034	2,123	2,181

7.50%, 01/01/2033	882	908

5.50%, 02/01/2035 to 05/01/2036	35,661	36,737

		339,160

Government National Mortgage Association (GNMA)–4.02%
7.00%, 03/15/2026 to 08/15/2031	461	468

6.50%, 11/15/2031	672	702

6.00%, 11/15/2032	534	545

4.00%, 07/20/2049	25,293	24,395

IO, 1.08% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(e)(m)	20,123	1,476

1.18% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(e)(m)	123,126	7,557

4.50%, 09/16/2047(m)	104,914	16,130

0.73% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(e)(m)	101,738	13,500

TBA, 2.00%, 01/01/2054(o)	345,000	292,185

4.50%, 01/01/2054(o)	2,685,000	2,620,818

5.50%, 01/01/2054(o)	2,088,000	2,103,339

		5,081,115

Uniform Mortgage-Backed Securities–11.87%
TBA, 2.00%, 01/01/2039 to 01/01/2054(o)	1,286,000	1,117,136

3.50%, 01/01/2054(o)	3,400,000	3,119,500

5.00%, 01/01/2054(o)	6,135,000	6,070,295

5.50%, 01/01/2054(o)	4,700,000	4,720,562

		15,027,493

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $22,274,490)		21,567,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value
Agency Credit Risk Transfer Notes–0.75%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1, 7.44% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(e)	$267,684	$270,932

Series 2022-R04, Class 1M1, 7.34% (30 Day Average SOFR + 2.00%), 03/25/2042(b)(e)	142,822	144,231

Series 2023-R02, Class 1M1, 7.64% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(e)	91,057	93,280

Freddie Mac,
Series 2014-DN3, Class M3, STACR® , 9.45% (30 Day Average SOFR + 4.11%), 08/25/2024(e)	26,802	26,942

Series 2022-DNA3, Class M1A, STACR® , 7.34% (30 Day Average SOFR + 2.00%), 04/25/2042(b)(e)	192,352	194,178

Series 2022-HQA3, Class M1, STACR® , 7.64% (30 Day Average SOFR + 2.30%), 08/25/2042(b)(e)	119,451	121,522

Series 2023-DNA1, Class M1, STACR® , 7.44% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(e)	74,190	75,415

Series 2020-DNA5, Class M2, STACR® , 8.14% (30 Day Average SOFR + 2.80%), 10/25/2050(b)(e)	19,393	19,670

Total Agency Credit Risk Transfer Notes (Cost $934,031)		946,170

	Shares

Preferred Stocks–0.58%
Diversified Banks–0.18%
Bank of America Corp., 6.50%, Series Z, Pfd.(c)	6,000	5,986

Citigroup, Inc., 6.25%, Series T, Pfd.(c)	12,000	11,874

Citigroup, Inc., 5.00%, Series U, Pfd.(c)	179,000	174,202

Citigroup, Inc., 4.00%, Series W, Pfd.(c)	22,000	20,304

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	10	11,956

		224,322

Diversified Financial Services–0.29%
Apollo Global Management, Inc., 7.63%, Pfd.(c)	13,475	370,158

Investment Banking & Brokerage–0.11%
Goldman Sachs Group, Inc. (The), 8.50% (3 mo. Term SOFR + 3.14%), Series P, Pfd.(e)	16,000	16,009

Morgan Stanley, 6.88%, Series F, Pfd.	5,000	125,100

		141,109

Life & Health Insurance–0.00%
MetLife, Inc., 3.85%, Series G, Pfd.(c)	2,000	1,898

Total Preferred Stocks (Cost $711,580)		737,487

		Principal
		Amount	Value
Municipal Obligations–0.36%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037		$150,000	$139,001

Series 2022, RB, 4.35%, 06/01/2041		110,000	99,884

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041		280,000	210,768

Total Municipal Obligations (Cost $524,763)			449,653

Non-U.S. Dollar Denominated Bonds & Notes–0.09%(p)
Movies & Entertainment–0.09%
Netflix, Inc., 3.88%, 11/15/2029(b) (Cost $111,565)	EUR	100,000	114,388

		Shares

Money Market Funds–9.36%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(q)(r)		4,138,168	4,138,168

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(q)(r)		2,971,961	2,974,042

Invesco Treasury Portfolio, Institutional Class, 5.26%(q)(r)		4,729,334	4,729,334

Total Money Market Funds (Cost $11,840,099)			11,841,544

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-114.40% (Cost $145,304,622)			144,774,698

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.89%
Invesco Private Government Fund, 5.32%(q)(r)(s)		1,741,006	1,741,006

Invesco Private Prime Fund, 5.55%(q)(r)(s)		4,446,468	4,449,580

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,189,468)			6,190,586

TOTAL INVESTMENTS IN SECURITIES–119.29% (Cost $151,494,090)			150,965,284

OTHER ASSETS LESS LIABILITIES-(19.29)%			(24,410,486)

NET ASSETS–100.00%			$126,554,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Investment Abbreviations:

Conv.	- Convertible
Ctfs.	- Certificates
EUR	- Euro
IO	- Interest Only
Pfd.	- Preferred
PO	- Principal Only
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $42,777,094, which represented 33.80% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2023.
(f)	All or a portion of this security was out on loan at December 31, 2023.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(n)	Zero coupon bond issued at a discount.
(o)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(p)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(q)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,101,727	$23,617,070	$(20,580,629)	$-	$-	$4,138,168	$165,630

Invesco Liquid Assets Portfolio, Institutional Class	809,883	16,869,336	(14,706,167)	1,287	(297)	2,974,042	119,265

Invesco Treasury Portfolio, Institutional Class	1,259,116	26,990,938	(23,520,720)	-	-	4,729,334	184,676

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,875,660	62,089,235	(63,223,889)	-	-	1,741,006	93,694	*

Invesco Private Prime Fund	7,393,608	130,460,647	(133,404,602)	835	(908)	4,449,580	255,548	*

Total	$13,439,994	$260,027,226	$(255,436,007)	$2,122	$(1,205)	$18,032,130	$818,813

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(r)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	69	March-2024	$14,208,070	$155,650	$155,650

U.S. Treasury 10 Year Notes	64	March-2024	7,225,000	200,652	200,652

U.S. Treasury Long Bonds	31	March-2024	3,873,062	280,868	280,868

U.S. Treasury Ultra Bonds	29	March-2024	3,874,219	374,667	374,667

Subtotal-Long Futures Contracts				1,011,837	1,011,837

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 5 Year Notes	67	March-2024	(7,287,820)	(156,656)	(156,656)

U.S. Treasury 10 Year Ultra Notes	114	March-2024	(13,453,781)	(559,750)	(559,750)

Subtotal-Short Futures Contracts				(716,406)	(716,406)

Total Futures Contracts				$295,431	$295,431

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
02/15/2024	Barclays Bank PLC	EUR	165,000	USD	177,033	$(5,427)

Abbreviations:

EUR - Euro

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $133,464,523)*	$132,933,154

Investments in affiliated money market funds, at value (Cost $18,029,567)	18,032,130

Foreign currencies, at value (Cost $193,225)	196,606

Receivable for:
Fund shares sold	117,645

Dividends	60,158

Interest	1,173,013

Investment for trustee deferred compensation and retirement plans	70,354

Other assets	554

Total assets	152,583,614

Liabilities:
Other investments:
Variation margin payable — futures contracts	7,640

Unrealized depreciation on forward foreign currency contracts outstanding	5,427

Payable for:
TBA sales commitment	19,632,358

Fund shares reacquired	36,454

Amount due custodian	3,810

Collateral upon return of securities loaned	6,189,468

Accrued fees to affiliates	53,457

Accrued other operating expenses	27,529

Trustee deferred compensation and retirement plans	72,673

Total liabilities	26,028,816

Net assets applicable to shares outstanding	$126,554,798

Net assets consist of:
Shares of beneficial interest	$146,326,907

Distributable earnings (loss)	(19,772,109)

$126,554,798

Net Assets:
Series I	$90,748,127

Series II	$35,806,671

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	15,807,207

Series II	6,310,072

Series I:
Net asset value per share	$5.74

Series II:
Net asset value per share	$5.67

*	At December 31, 2023, securities with an aggregate value of $5,956,590 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest (net of foreign withholding taxes of $1,564)	$5,588,242

Dividends	17,406

Dividends from affiliated money market funds (includes net securities lending income of $42,640)	512,211

Total investment income	6,117,859

Expenses:
Advisory fees	546,330

Administrative services fees	198,089

Custodian fees	34,051

Distribution fees - Series II	75,889

Transfer agent fees	5,998

Trustees’ and officers’ fees and benefits	17,312

Reports to shareholders	8,230

Professional services fees	66,507

Other	47

Total expenses	952,453

Less: Fees waived	(144,382)

Net expenses	808,071

Net investment income	5,309,788

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,237,250)

Affiliated investment securities	(1,205)

Foreign currencies	705

Forward foreign currency contracts	(1,480)

Futures contracts	(678,221)

Swap agreements	15,201

(7,902,250)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	9,538,864

Affiliated investment securities	2,122

Foreign currencies	957

Forward foreign currency contracts	(278)

Futures contracts	254,638

9,796,303

Net realized and unrealized gain	1,894,053

Net increase in net assets resulting from operations	$7,203,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$5,309,788	$3,049,881

Net realized gain (loss)	(7,902,250)	(11,089,021)

Change in net unrealized appreciation (depreciation)	9,796,303	(2,352,658)

Net increase (decrease) in net assets resulting from operations	7,203,841	(10,391,798)

Distributions to shareholders from distributable earnings:
Series I	(2,324,702)	(601,736)

Series II	(833,451)	(184,268)

Total distributions from distributable earnings	(3,158,153)	(786,004)

Share transactions–net:
Series I	(2,668,221)	59,831,606

Series II	6,644,040	28,045,510

Net increase in net assets resulting from share transactions	3,975,819	87,877,116

Net increase in net assets	8,021,507	76,699,314

Net assets:
Beginning of year	118,533,291	41,833,977

End of year	$126,554,798	$118,533,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$5.56	$0.25	$0.08	$0.33	$(0.15)	$–	$(0.15)	$5.74	6.14%	$90,748	0.60%	0.72%	4.44%	454%
Year ended 12/31/22	6.55	0.19	(1.15)	(0.96)	(0.03)	(0.00)	(0.03)	5.56	(14.54)	90,481	0.61	0.71	3.28	507
Year ended 12/31/21	6.93	0.12	(0.17)	(0.05)	(0.10)	(0.23)	(0.33)	6.55	(0.65)	39,799	0.61	0.92	1.77	377
Year ended 12/31/20	6.47	0.13	0.50	0.63	(0.13)	(0.04)	(0.17)	6.93	9.72	34,881	0.59	0.88	1.92	375
Year ended 12/31/19	6.00	0.19	0.47	0.66	(0.19)	–	(0.19)	6.47	11.06	24,769	0.59	1.13	2.94	464
Series II
Year ended 12/31/23	5.50	0.23	0.08	0.31	(0.14)	–	(0.14)	5.67	5.85	35,807	0.85	0.97	4.19	454
Year ended 12/31/22	6.49	0.17	(1.13)	(0.96)	(0.03)	(0.00)	(0.03)	5.50	(14.68)	28,052	0.86	0.96	3.03	507
Year ended 12/31/21	6.89	0.10	(0.17)	(0.07)	(0.10)	(0.23)	(0.33)	6.49	(1.01)	2,035	0.86	1.17	1.52	377
Year ended 12/31/20	6.45	0.11	0.49	0.60	(0.12)	(0.04)	(0.16)	6.89	9.33	629	0.84	1.13	1.67	375
Year ended 12/31/19	5.97	0.17	0.49	0.66	(0.18)	–	(0.18)	6.45	11.00	359	0.84	1.38	2.69	464

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2022, the portfolio turnover calculation excludes the value of securities purchased of $96,195,733 in connection with the acquisition of Invesco V.I. Core Bond Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

 The Fund’s investment objective is total return, comprised of current income and capital appreciation.

 The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Core Plus Bond Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Lower-Rated Securities – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower

Invesco V.I. Core Plus Bond Fund

to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties

Invesco V.I. Core Plus Bond Fund

are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

S.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Invesco V.I. Core Plus Bond Fund

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.450%

Next $500 million	0.425%

Next $1.5 billion	0.400%

Next $2.5 billion	0.375%

Over $5 billion	0.350%

 For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.45%.

 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

 The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

 Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

 For the year ended December 31, 2023, the Adviser waived advisory fees of $144,382.

 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $17,087 for accounting and fund administrative services and was reimbursed $181,002 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

 The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

 The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

 Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Core Plus Bond Fund

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$53,398,097	$631,869	$54,029,966

Asset-Backed Securities	–	29,370,259	–	29,370,259

U.S. Treasury Securities	–	25,718,158	–	25,718,158

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	21,567,073	–	21,567,073

Agency Credit Risk Transfer Notes	–	946,170	–	946,170

Preferred Stocks	507,214	230,273	–	737,487

Municipal Obligations	–	449,653	–	449,653

Non-U.S. Dollar Denominated Bonds & Notes	–	114,388	–	114,388

Money Market Funds	11,841,544	6,190,586	–	18,032,130

Total Investments in Securities	12,348,758	137,984,657	631,869	150,965,284

Other Investments - Assets*

Futures Contracts	1,011,837	–	–	1,011,837

Other Investments - Liabilities*

Futures Contracts	(716,406)	–	–	(716,406)

Forward Foreign Currency Contracts	–	(5,427)	–	(5,427)

	(716,406)	(5,427)	–	(721,833)

Total Other Investments	295,431	(5,427)	–	290,004

Total Investments	$12,644,189	$137,979,230	$631,869	$151,255,288

*  Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

 For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$1,011,837

Derivatives not subject to master netting agreements	(1,011,837)

Total Derivative Assets subject to master netting agreements	$–

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$–	$(716,406)	$(716,406)

Unrealized depreciation on forward foreign currency contracts outstanding	(5,427)	–	(5,427)

Total Derivative Liabilities	(5,427)	(716,406)	(721,833)

Derivatives not subject to master netting agreements	–	716,406	716,406

Total Derivative Liabilities subject to master netting agreements	$(5,427)	$–	$(5,427)

(a)  The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Invesco V.I. Core Plus Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$(5,427)	$(5,427)	$–	$–	$(5,427)

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(1,480)	$-	$(1,480)

Futures contracts	-	(678,221)	(678,221)

Swap agreements	15,201	-	15,201

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(278)	-	(278)

Futures contracts	-	254,638	254,638

Total	$13,443	$(423,583)	$(410,140)

 The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$172,670	$38,872,083	$2,466,000

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$3,158,153	$711,178
Long-term capital gain	–	74,826

Total distributions	$3,158,153	$786,004

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Core Plus Bond Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$5,349,678

Net unrealized appreciation (depreciation) – investments	(990,249)

Net unrealized appreciation – foreign currencies	3,382

Temporary book/tax differences	(62,165)

Capital loss carryforward	(24,072,755)

Shares of beneficial interest	146,326,907

Total net assets	$126,554,798

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and straddles.

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$14,396,340	$9,676,415	$24,072,755

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $110,877,342 and $116,584,774, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,074,227

Aggregate unrealized (depreciation) of investments	(6,064,476)

Net unrealized appreciation (depreciation) of investments	$(990,249)

Cost of investments for tax purposes is $152,245,537.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, dollar rolls, paydowns and derivative instruments, on December 31, 2023, undistributed net investment income was increased by $38,761 and undistributed net realized gain (loss) was decreased by $38,761. Further, as a result of tax deferrals acquired in the reorganization of into the Fund, and . These reclassifications had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	2,220,228	$12,594,550	5,438,509	$31,749,903

Series II	2,251,549	12,488,998	1,486,428	8,605,760

Issued as reinvestment of dividends:
Series I	440,284	2,324,702	111,639	601,736

Series II	159,665	833,237	34,506	184,268

Issued in connection with acquisitions:(b)
Series I	-	-	10,656,101	62,695,269

Series II	-	-	4,740,576	27,617,431

Invesco V.I. Core Plus Bond Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(3,131,394)	$(17,587,473)	(6,007,774)	$(35,215,302)

Series II	(1,201,111)	(6,678,195)	(1,475,061)	(8,361,949)

Net increase in share activity	739,221	$3,975,819	14,984,924	$87,877,116

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 29, 2022, the Fund acquired all the net assets of Invesco V.I. Core Bond Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on December 1, 2021 and by the shareholders of the Target Fund on March 31, 2022. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 15,396,677 shares of the Fund for 13,299,193 shares outstanding of the Target Fund as of the close of business on April 29, 2022. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2022. The Target Fund’s net assets as of the close of business on April 29, 2022 of $90,312,700, including $(7,939,177) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $39,211,509 and $129,524,209 immediately after the acquisition. The pro forma results of operations for the year ended December 31, 2022 assuming the reorganization had been completed on January 1, 2022, the beginning of the annual reporting period are as follows:

Net investment income	$3,796,352

Net realized/unrealized gains	(25,736,916)

Change in net assets resulting from operations	$(21,940,564)

 As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Invesco V.I. Core Bond Fund that has been included in the Fund’s Statement of Operations since April 30, 2022.

Invesco V.I. Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Plus Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,042.60	$3.09	$1,022.18	$3.06	0.60%
Series II	1,000.00	1,039.60	4.37	1,020.92	4.33	0.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	5.28%
U.S. Treasury Obligations*	26.89%
Qualified Business Income*	0.00%
Business Interest Income*	89.61%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

1

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Plus Bond Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Discovery Mid Cap Growth Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIDMCG-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Discovery Mid Cap Growth Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	13.15%
Series II Shares	12.85
Russell Midcap Growth Index▼	25.87

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 During the fiscal year ended December 31, weaker stock selection within the health care, information technology (IT) and industrials sectors was the primary driver of the Fund’s underperformance versus the Russell Midcap Growth Index. This was partially offset by stronger stock selection within the energy sector.

 The largest individual contributors to the Fund’s absolute performance during the fiscal year included Synopsys, Manhattan Associates and MongoDB.

 Synopsys provides software products and consulting services in the electronic design automation industry. We believe its market opportunity could expand via artificial intelligence (AI) adoption.

 Manhattan Associates provides IT solutions for distribution centers. Its cloud warehouse products have been well received within its customer base.

 MongoDB is a document database used to build highly available and scalable internet applications. For the first time in several quarters, the company delivered strong results and saw increased usage of its cloud database.

 The largest individual detractors from the Fund’s absolute performance during the fiscal year included Insulet, ON Semiconductor and Aptiv.

 Insulet is a medical device company that develops an insulin infusion system for people with insulin-dependent diabetes. The stock reported very strong second quarter results but underperformed due to concerns that widespread use of obesity drugs will slow the diagnosis rate for diabetes, which would hurt sales of its insulin pumps. We exited our position during the fiscal year.

 ON Semiconductor sells semiconductors into the automotive, consumer, and industrial industries. The aforementioned industries experienced an inventory correction resulting in reduced guidance for most companies including ON Semiconductor.

 Aptiv is a technology and mobility architecture company, which engages in the business of designing and manufacturing vehicle components. The company suffered from mixed earnings and slowing EV (electric vehicle) growth. We exited our position during the fiscal year.

 Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform. This includes what we view as leading firms in structurally attractive industries with committed management teams that have proven records of success.

 We thank you for your continued investment in the Invesco V.I. Discovery Mid Cap Growth Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Lipper Inc.

Invesco V.I. Discovery Mid Cap Growth Fund

Portfolio manager(s):

Justin Livengood

Ronald J. Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Discovery Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (8/15/86)	9.51%
10 Years	9.79
5 Years	12.77
1 Year	13.15

Series II Shares
Inception (10/16/00)	3.46%
10 Years	9.52
5 Years	12.47
1 Year	12.85

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Discovery Mid Cap Growth Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (renamed Invesco V.I. Discovery Mid Cap Growth Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Discovery Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Discovery Mid Cap Growth Fund

Supplemental Information

Invesco V.I. Discovery Mid Cap Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Discovery Mid Cap Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	26.64%

Industrials	23.15

Health Care	14.44

Consumer Discretionary	13.07

Financials	9.53

Energy	3.22

Communication Services	2.53

Other Sectors, Each Less than 2% of Net Assets	5.10

Money Market Funds Plus Other Assets Less Liabilities	2.32

Top 10 Equity Holdings*

		% of total net assets

1.	TransDigm Group, Inc.	2.21%

2.	MongoDB, Inc.	2.11

3.	Monolithic Power Systems, Inc.	1.96

4.	D.R. Horton, Inc.	1.87

5.	IDEXX Laboratories, Inc.	1.85

6.	HubSpot, Inc.	1.83

7.	Trade Desk, Inc. (The), Class A	1.82

8.	Ares Management Corp., Class A	1.81

9.	Manhattan Associates, Inc.	1.78

10.	CrowdStrike Holdings, Inc., Class A	1.77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Discovery Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–97.68%
Advertising–1.82%
Trade Desk, Inc. (The), Class A(b)	213,719	$15,379,219

Aerospace & Defense–5.14%
Axon Enterprise, Inc.(b)	40,738	10,523,848

Howmet Aerospace, Inc.	262,496	14,206,283

TransDigm Group, Inc.	18,378	18,591,185

		43,321,316

Application Software–11.72%
Datadog, Inc., Class A(b)	86,165	10,458,708

Fair Isaac Corp.(b)	7,292	8,487,961

Guidewire Software, Inc.(b)(c)	80,664	8,795,602

HubSpot, Inc.(b)	26,525	15,398,823

Manhattan Associates, Inc.(b)	69,759	15,020,508

Procore Technologies, Inc.(b)	96,909	6,708,041

Roper Technologies, Inc.(c)	16,312	8,892,813

Samsara, Inc., Class A(b)	335,166	11,187,841

Synopsys, Inc.(b)	26,949	13,876,310

		98,826,607

Asset Management & Custody Banks–3.58%
Ares Management Corp., Class A(c)	128,617	15,295,134

KKR & Co., Inc., Class A	179,331	14,857,573

		30,152,707

Automotive Parts & Equipment–0.62%
Mobileye Global, Inc., Class A (Israel)(b)	120,459	5,218,284

Automotive Retail–1.56%
O’Reilly Automotive, Inc.(b)	13,811	13,121,555

Biotechnology–2.09%
Exact Sciences Corp.(b)	96,216	7,118,060

Natera, Inc.(b)	105,133	6,585,531

Neurocrine Biosciences, Inc.(b)	29,939	3,944,762

		17,648,353

Building Products–2.87%
Lennox International, Inc.(c)	14,754	6,602,710

Owens Corning(c)	32,525	4,821,181

Trane Technologies PLC	52,514	12,808,164

		24,232,055

Cargo Ground Transportation–1.81%
Old Dominion Freight Line, Inc.	10,029	4,065,054

Saia, Inc.(b)	25,567	11,203,971

		15,269,025

Casinos & Gaming–1.31%
DraftKings, Inc., Class A(b)	314,032	11,069,628

Coal & Consumable Fuels–0.92%
Cameco Corp. (Canada)	179,406	7,732,399

Communications Equipment–1.19%
Motorola Solutions, Inc.	31,900	9,987,571

	Shares	Value

Construction & Engineering–3.60%
Comfort Systems USA, Inc.	56,159	$11,550,222

EMCOR Group, Inc.	28,738	6,191,027

Quanta Services, Inc.(c)	58,603	12,646,527

		30,387,776

Construction Materials–1.25%
Vulcan Materials Co.	46,293	10,508,974

Diversified Support Services–1.17%
Copart, Inc.(b)	201,531	9,875,019

Electrical Components & Equipment–1.03%
Vertiv Holdings Co.	181,115	8,698,953

Environmental & Facilities Services–1.04%
Clean Harbors, Inc.(b)	50,290	8,776,108

Financial Exchanges & Data–2.20%
MSCI, Inc.	21,481	12,150,727

Tradeweb Markets, Inc., Class A	70,326	6,391,227

		18,541,954

Footwear–1.44%
Deckers Outdoor Corp.(b)(c)	18,199	12,164,758

Health Care Distributors–1.22%
Cencora, Inc.	50,226	10,315,416

Health Care Equipment–3.33%
DexCom, Inc.(b)	100,978	12,530,360

IDEXX Laboratories, Inc.(b)	28,013	15,548,616

		28,078,976

Health Care Facilities–2.41%
Encompass Health Corp.	157,222	10,489,852

Tenet Healthcare Corp.(b)	130,547	9,865,437

		20,355,289

Health Care Supplies–0.46%
Cooper Cos., Inc. (The)	10,290	3,894,148

Home Improvement Retail–0.50%
Floor & Decor Holdings, Inc., Class A(b)(c)	37,438	4,176,583

Homebuilding–3.35%
D.R. Horton, Inc.	103,776	15,771,877

TopBuild Corp.(b)	33,363	12,486,436

		28,258,313

Hotels, Resorts & Cruise Lines–1.70%
Hilton Worldwide Holdings, Inc.	78,585	14,309,543

Industrial Machinery & Supplies & Components–1.51%
ITT, Inc.	36,075	4,304,469

Parker-Hannifin Corp.	18,197	8,383,358

		12,687,827

Insurance Brokers–0.91%
Arthur J. Gallagher & Co.	34,234	7,698,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

	Shares	Value

Internet Services & Infrastructure–2.62%
Cloudflare, Inc., Class A(b)	52,284	$4,353,166

MongoDB, Inc.(b)(c)	43,454	17,766,168

		22,119,334

Investment Banking & Brokerage–0.54%
LPL Financial Holdings, Inc.(c)	19,966	4,544,661

IT Consulting & Other Services–1.68%
Gartner, Inc.(b)	9,462	4,268,403

Globant S.A.(b)	41,614	9,903,299

		14,171,702

Life Sciences Tools & Services–3.98%
Bruker Corp.	94,552	6,947,681

ICON PLC(b)	44,256	12,527,546

West Pharmaceutical Services, Inc.	40,092	14,117,195

		33,592,422

Managed Health Care–0.95%
Molina Healthcare, Inc.(b)	22,061	7,970,860

Movies & Entertainment–0.71%
Spotify Technology S.A.(b)	31,600	5,937,956

Oil & Gas Exploration & Production–1.00%
Diamondback Energy, Inc.	54,578	8,463,956

Oil & Gas Storage & Transportation–1.30%
Targa Resources Corp.	126,383	10,978,891

Paper & Plastic Packaging Products & Materials–0.51%
Avery Dennison Corp.	21,120	4,269,619

Personal Care Products–0.77%
e.l.f. Beauty, Inc.(b)	44,995	6,494,578

Property & Casualty Insurance–0.67%
Kinsale Capital Group, Inc.(c)	16,792	5,623,809

Real Estate Services–1.79%
CoStar Group, Inc.(b)	95,609	8,355,270

Jones Lang LaSalle, Inc.(b)	35,741	6,750,403

		15,105,673

Research & Consulting Services–2.15%
Booz Allen Hamilton Holding Corp.(c)	77,261	9,882,454
Verisk Analytics, Inc.	34,581	8,260,018

		18,142,472

Restaurants–2.59%
Chipotle Mexican Grill, Inc.(b)	3,367	7,700,194

DoorDash, Inc., Class A(b)	99,668	9,856,169

Texas Roadhouse, Inc.	34,996	4,277,561

		21,833,924

Semiconductor Materials & Equipment–1.56%
Entegris, Inc.(c)	109,863	13,163,785

	Shares	Value

Semiconductors–4.82%
Lattice Semiconductor Corp.(b)	88,666	$6,117,067

MACOM Technology Solutions Holdings, Inc.(b)	104,892	9,749,712

Monolithic Power Systems, Inc.	26,153	16,496,789

ON Semiconductor Corp.(b)(c)	98,616	8,237,395

		40,600,963

Soft Drinks & Non-alcoholic Beverages–0.78%
Celsius Holdings, Inc.(b)(c)	121,200	6,607,824

Systems Software–3.05%
CrowdStrike Holdings, Inc., Class A(b)	58,428	14,917,837

GitLab, Inc., Class A(b)	172,050	10,832,268

		25,750,105

Trading Companies & Distributors–2.83%
United Rentals, Inc.	22,989	13,182,352

W.W. Grainger, Inc.	12,829	10,631,264

		23,813,616

Transaction & Payment Processing Services–1.63%
FLEETCOR Technologies, Inc.(b)	48,515	13,710,824

Total Common Stocks & Other Equity Interests (Cost $650,965,225)		823,583,872

Money Market Funds–1.94%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	5,828,110	5,828,110

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	3,886,194	3,888,914

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	6,660,696	6,660,696

Total Money Market Funds (Cost $16,376,128)		16,377,720

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.62% (Cost $667,341,353)		839,961,592

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.18%
Invesco Private Government Fund, 5.32%(d)(e)(f)	14,584,849	14,584,849

Invesco Private Prime Fund, 5.55%(d)(e)(f)	37,477,667	37,503,902

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $52,085,813)		52,088,751

TOTAL INVESTMENTS IN SECURITIES–105.80% (Cost $719,427,166)		892,050,343

OTHER ASSETS LESS LIABILITIES–(5.80)%		(48,900,034)

NET ASSETS–100.00%		$843,150,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,288,866	$132,431,059	$(128,891,815)	$-	$-	$5,828,110	$345,325

Invesco Liquid Assets Portfolio, Institutional Class	1,357,638	94,593,613	(92,065,582)	1,020	2,225	3,888,914	238,815

Invesco Treasury Portfolio, Institutional Class	2,615,846	151,349,781	(147,304,931)	-	-	6,660,696	394,114

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	16,276,162	311,062,615	(312,753,928)	-	-	14,584,849	631,077*

Invesco Private Prime Fund	41,852,987	667,912,266	(672,280,840)	2,101	17,388	37,503,902	1,717,433*

Total	$64,391,499	$1,357,349,334	$(1,353,297,096)	$3,121	$19,613	$68,466,471	$3,326,764

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $ 650,965,225)*	$823,583,872

Investments in affiliated money market funds, at value (Cost $ 68,461,941)	68,466,471

Cash	426,734

Receivable for:
Investments sold	7,718,365

Fund shares sold	265,681

Dividends	186,093

Investment for trustee deferred compensation and retirement plans	129,043

Other assets	2,661

Total assets	900,778,920

Liabilities:
Payable for:
Investments purchased	4,272,544

Fund shares reacquired	701,892

Collateral upon return of securities loaned	52,085,813

Accrued fees to affiliates	398,435

Accrued other operating expenses	34,158

Trustee deferred compensation and retirement plans	135,769

Total liabilities	57,628,611

Net assets applicable to shares outstanding	$843,150,309

Net assets consist of:
Shares of beneficial interest	$712,810,244

Distributable earnings	130,340,065

$843,150,309

Net Assets:
Series I	$697,741,748

Series II	$145,408,561

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,109,377

Series II	2,692,444

Series I:
Net asset value per share	$62.81

Series II:
Net asset value per share	$54.01

*	At December 31, 2023, securities with an aggregate value of $46,714,304 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $6,963)	$4,921,807

Dividends from affiliated money market funds (includes net securities lending income of $206,527)	1,184,781

Total investment income	6,106,588

Expenses:
Advisory fees	5,609,606

Administrative services fees	1,326,488

Custodian fees	15,170

Distribution fees - Series II	341,165

Transfer agent fees	44,917

Trustees’ and officers’ fees and benefits	23,409

Reports to shareholders	8,174

Professional services fees	55,736

Other	10,809

Total expenses	7,435,474

Less: Fees waived	(21,391)

Net expenses	7,414,083

Net investment income (loss)	(1,307,495)

Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	7,044,218

Affiliated investment securities	19,613

Foreign currencies	227

7,064,058

Change in net unrealized appreciation of:
Unaffiliated investment securities	94,328,932

Affiliated investment securities	3,121

94,332,053

Net realized and unrealized gain	101,396,111

Net increase in net assets resulting from operations	$100,088,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income (loss)	$(1,307,495)	$(1,469,860)

Net realized gain (loss)	7,064,058	(48,076,559)

Change in net unrealized appreciation (depreciation)	94,332,053	(332,968,914)

Net increase (decrease) in net assets resulting from operations	100,088,616	(382,515,333)

Distributions to shareholders from distributable earnings:
Series I	–	(206,696,771)

Series II	–	(44,601,731)

Total distributions from distributable earnings	–	(251,298,502)

Share transactions–net:
Series I	(59,484,756)	156,145,773

Series II	(1,701,889)	29,702,404

Net increase (decrease) in net assets resulting from share transactions	(61,186,645)	185,848,177

Net increase (decrease) in net assets	38,901,971	(447,965,658)

Net assets:
Beginning of year	804,248,338	1,252,213,996

End of year	$843,150,309	$804,248,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Series I
Year ended 12/31/23	$ 55.51	$(0.07)		$ 7.37	$ 7.30	$ –	$ –	$ –	$ 62.81	13.15%	$ 697,742	0.87%	0.87%	(0.12)%		129%
Year ended 12/31/22	114.63	(0.10)		(35.03)	(35.13)	–	(23.99)	(23.99)	55.51	(30.98)	673,217	0.84	0.86	(0.12)		97
Year ended 12/31/21	106.94	(0.62)		21.29	20.67	–	(12.98)	(12.98)	114.63	19.09	1,043,224	0.80	0.83	(0.54)		77
Year ended 12/31/20	83.82	(0.32)		30.78	30.46	(0.04)	(7.30)	(7.34)	106.94	40.70	963,414	0.80	0.86	(0.37)		87
Year ended 12/31/19	68.65	0.04	(e)	26.04	26.08	–	(10.91)	(10.91)	83.82	39.37	693,424	0.80	0.87	0.05	(e)	76
Series II
Year ended 12/31/23	47.85	(0.19)		6.35	6.16	–	–	–	54.01	12.88	145,409	1.12	1.12	(0.37)		129
Year ended 12/31/22	103.76	(0.27)		(31.65)	(31.92)	–	(23.99)	(23.99)	47.85	(31.14)	131,031	1.09	1.11	(0.37)		97
Year ended 12/31/21	98.05	(0.83)		19.52	18.69	–	(12.98)	(12.98)	103.76	18.79	208,990	1.05	1.08	(0.79)		77
Year ended 12/31/20	77.70	(0.50)		28.15	27.65	–	(7.30)	(7.30)	98.05	40.24	196,217	1.05	1.11	(0.62)		87
Year ended 12/31/19	64.41	(0.14	)(e)	24.34	24.20	–	(10.91)	(10.91)	77.70	39.01	51,312	1.05	1.12	(0.19	)(e)	76

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended December 31, 2019.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $123,217,891 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Mid Cap Growth Fund into the Fund.

(e)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended December 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.13) and (0.16)% for Series I Shares and $(0.30) and (0.40)% for Series II Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

 The Fund’s investment objective is to seek capital appreciation.

 The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Discovery Mid Cap Growth Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $21,786 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

Invesco V.I. Discovery Mid Cap Growth Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $700 million	0.600%

Over $1.5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

 For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.69%.

 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

 Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

 Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

 For the year ended December 31, 2023, the Adviser waived advisory fees of $21,391.

 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $116,467 for accounting and fund administrative services and was reimbursed $1,210,021 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

 The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Invesco V.I. Discovery Mid Cap Growth Fund

 The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

 For the year ended December 31, 2023, the Fund incurred $20,455 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

 Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$823,583,872	$ –	$–	$823,583,872

Money Market Funds	16,377,720	52,088,751	–	68,466,471

Total Investments	$839,961,592	$52,088,751	$–	$892,050,343

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$ 28,774,720

Long-term capital gain	–	222,523,782

Total distributions	$–	$251,298,502

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$169,503,337

Temporary book/tax differences	(110,816)

Capital loss carryforward	(39,052,456)

Shares of beneficial interest	712,810,244

Total net assets	$843,150,309

Invesco V.I. Discovery Mid Cap Growth Fund

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$39,052,456	$–	$39,052,456

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $1,023,147,821 and $1,096,606,222, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$172,674,899

Aggregate unrealized (depreciation) of investments	(3,171,562)

Net unrealized appreciation of investments	$169,503,337

Cost of investments for tax purposes is $722,547,006.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $1,358,318, undistributed net realized gain (loss) was decreased by $227 and shares of beneficial interest was decreased by $1,358,091. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	430,684	$24,985,304	1,298,308	$110,808,156

Series II	521,228	26,434,711	395,251	30,034,349

Issued as reinvestment of dividends:
Series I	-	-	3,664,187	206,696,771

Series II	-	-	916,788	44,601,731

Reacquired:
Series I	(1,448,352)	(84,470,060)	(1,936,003)	(161,359,154)

Series II	(566,894)	(28,136,600)	(588,007)	(44,933,676)

Net increase (decrease) in share activity	(1,063,334)	$(61,186,645)	3,750,524	$185,848,177

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Discovery Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,023.30	$4.44	$1,020.82	$4.43	0.87%
Series II	1,000.00	1,022.10	5.71	1,019.56	5.70	1.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Discovery Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Discovery Mid Cap Growth Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIDDI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco V.I. Diversified Dividend Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	9.05%
Series II Shares	8.77
S&P 500 Index▼ (Broad Market Index)	26.29
Russell 1000 Value Index▼ (Style-Specific Index)	11.46
Lipper VUF Large-Cap Value Funds Index◾ (Peer Group Index)	13.83

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 The Fund underperformed the Russell 1000 Value Index during the fiscal year. Within the Fund’s style-specific benchmark, communication services and information technology (IT) were the best-performing sectors, while utilities and health care were the worst-performing sectors during the fiscal year. Our focus on high-quality, attractively valued dividend paying companies was a headwind in 2023 as the market was led by more growth-oriented, non-dividend paying stocks that don’t fit our disciplined approach. Stock selection and an underweight position in communication services detracted the most from relative return, as the sector posted strong gains during the fiscal year. We didn’t own several of the period’s best performers in this sector, including Meta Platforms and Alphabet, because they don’t pay a dividend, which was a meaningful detractor from relative return. Alternatively, stock selection in the IT sector was the largest positive contributor to relative return. Stock selection in consumer staples and materials also helped relative performance for the fiscal year.

 During the fiscal year, holdings in the IT and industrials sectors were among the largest contributors to the Fund’s absolute performance. Software company Microsoft was the largest individual contributor to overall Fund performance. Shares of the company rose as management reported strong financial results for 2023. Microsoft also benefited from investor excitement around how artificial intelligence could supplement Microsoft’s already robust technology platform. Motion and control technologies leader Parker Hannifin was also a large contributor to overall performance. The company benefited from strong results in 2023, including record sales. The company also said the Meggitt integration and synergies are ahead of schedule and raised forward guidance.

 Holdings within the energy and financials sectors were among the largest detractors from absolute Fund performance. Integrated energy company Chevron was the largest detractor from overall performance during the fiscal year. Shares of the company fell along with the energy sector in general toward the end of the fiscal year as oil prices declined. While management also released disappointing results for the third quarter of 2023, we believe many of the headwinds were driven by timing issues that will be resolved in the fourth quarter. Financial services company Charles Schwab was also among the largest detractors from overall performance. The company underperformed following the banking crisis that occurred in March. Schwab was heavily scrutinized for unrealized losses in their securities portfolio following the Fed’s tightening campaign. Unlike the banks that failed, Schwab has a highly diversified deposit base across 34 million accounts and the majority of deposits are insured.

 We believe the Fund has successfully navigated multiple market cycles during its history with a consistent long-term mandate to emphasize capital appreciation, current income and capital preservation over a full market cycle.

 It has been our privilege to oversee Invesco V.I. Diversified Dividend Fund, and we thank you for your continued investment.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Invesco V.I. Diversified Dividend Fund

Portfolio manager(s):

Caroline Le Feuvre

Craig Leopold

Chris McMeans

Peter Santoro - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (3/1/90)	7.97%
10 Years	7.80
5 Years	9.81
1 Year	9.05

Series II Shares
Inception (6/5/00)	5.90%
10 Years	7.53
5 Years	9.53
1 Year	8.77

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Series Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class X shares and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Supplemental Information

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Diversified Dividend Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	20.76%

Health Care	15.15

Industrials	11.99

Consumer Staples	11.15

Information Technology	8.71

Energy	7.39

Utilities	6.47

Consumer Discretionary	5.72

Communication Services	3.85

Materials	3.82

Real Estate	2.42

Money Market Funds Plus Other Assets Less Liabilities	2.57

Top 10 Equity Holdings*

		% of total net assets

1.	Chevron Corp.	3.29%

2.	JPMorgan Chase & Co.	2.98

3.	Walmart, Inc.	2.60

4.	Johnson & Johnson	2.35

5.	Merck & Co., Inc.	2.34

6.	Morgan Stanley	2.27

7.	Philip Morris International, Inc.	2.21

8.	ConocoPhillips	2.17

9.	Microsoft Corp.	2.13

10.	Becton, Dickinson and Co.	2.02

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–97.43%
Aerospace & Defense–1.38%
Northrop Grumman Corp.	12,892	$6,035,261

Air Freight & Logistics–1.25%
United Parcel Service, Inc., Class B	34,874	5,483,239

Apparel Retail–0.83%
TJX Cos., Inc. (The)	38,867	3,646,113

Apparel, Accessories & Luxury Goods–0.53%
Cie Financiere Richemont S.A. (Switzerland)	16,752	2,313,854

Application Software–1.00%
Intuit, Inc.	6,997	4,373,335

Asset Management & Custody Banks–1.34%
BlackRock, Inc.	7,256	5,890,421

Building Products–1.41%
Johnson Controls International PLC	60,641	3,495,347

Trane Technologies PLC	10,978	2,677,534

		6,172,881

Cable & Satellite–1.75%
Comcast Corp., Class A(b)	174,487	7,651,255

Construction Machinery & Heavy Transportation Equipment– 0.91%
Caterpillar, Inc.	13,491	3,988,884

Construction Materials–1.40%
CRH PLC	88,458	6,117,755

Consumer Finance–1.19%
American Express Co.	27,941	5,234,467

Consumer Staples Merchandise Retail–3.46%
Target Corp.	26,365	3,754,903

Walmart, Inc.	72,258	11,391,474

		15,146,377

Distillers & Vintners–0.93%
Constellation Brands, Inc., Class A	16,832	4,069,136

Diversified Banks–6.57%
Fifth Third Bancorp	91,067	3,140,901

JPMorgan Chase & Co.	76,712	13,048,711

PNC Financial Services Group, Inc. (The)	36,475	5,648,154

Wells Fargo & Co.	141,204	6,950,061

		28,787,827

Electric Utilities–3.53%
American Electric Power Co., Inc.	50,872	4,131,824

Entergy Corp.	61,416	6,214,685

PPL Corp.	188,648	5,112,361

		15,458,870

Electrical Components & Equipment–1.84%
ABB Ltd. (Switzerland)	104,083	4,621,093

	Shares	Value

Electrical Components & Equipment–(continued)
Hubbell, Inc.	10,398	$3,420,214

		8,041,307

Electronic Manufacturing Services–1.41%
TE Connectivity Ltd.	44,076	6,192,678

Financial Exchanges & Data–2.22%
CME Group, Inc., Class A	22,613	4,762,298

S&P Global, Inc.	11,283	4,970,387

		9,732,685

Food Distributors–0.83%
Sysco Corp.	49,893	3,648,675

Health Care Equipment–5.64%
Becton, Dickinson and Co.	36,334	8,859,319

Medtronic PLC	65,033	5,357,419

Stryker Corp.	13,474	4,034,924

Zimmer Biomet Holdings, Inc.	53,199	6,474,318

		24,725,980

Health Care Services–1.78%
CVS Health Corp.	98,576	7,783,561

Home Improvement Retail–1.40%
Lowe’s Cos., Inc.	27,588	6,139,709

Household Products–1.57%
Colgate-Palmolive Co.	86,499	6,894,835

Human Resource & Employment Services–0.73%
Automatic Data Processing, Inc.	13,764	3,206,599

Industrial Conglomerates–1.33%
General Electric Co.	45,672	5,829,117

Industrial Machinery & Supplies & Components–1.37%
Parker-Hannifin Corp.	13,074	6,023,192

Industrial REITs–1.59%
Prologis, Inc.(b)	52,293	6,970,657

Integrated Oil & Gas–3.29%
Chevron Corp.	96,697	14,423,324

Integrated Telecommunication Services–1.08%
Deutsche Telekom AG (Germany)	197,171	4,740,643

Interactive Home Entertainment–1.02%
Electronic Arts, Inc.	32,787	4,485,589

Investment Banking & Brokerage–3.72%
Charles Schwab Corp. (The)	92,637	6,373,426

Morgan Stanley	106,488	9,930,006

		16,303,432

IT Consulting & Other Services–1.33%
Accenture PLC, Class A	16,561	5,811,420

Life Sciences Tools & Services–1.53%
Thermo Fisher Scientific, Inc.	12,667	6,723,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value

Multi-line Insurance–1.77%
American International Group, Inc.	114,492	$7,756,833

Multi-Utilities–2.94%
Ameren Corp.	38,263	2,767,945

Public Service Enterprise Group, Inc.	104,643	6,398,920

WEC Energy Group, Inc.	43,945	3,698,851

		12,865,716

Oil & Gas Exploration & Production–4.10%
ConocoPhillips	81,807	9,495,339

EQT Corp.(b)	84,412	3,263,368

Marathon Oil Corp.	215,302	5,201,696

		17,960,403

Packaged Foods & Meats–1.39%
Nestle S.A. (Switzerland)	52,425	6,077,099

Personal Care Products–0.76%
L’Oreal S.A. (France)	6,642	3,311,041

Pharmaceuticals–6.20%
AstraZeneca PLC (United Kingdom)	49,101	6,623,226

Johnson & Johnson	65,658	10,291,235

Merck & Co., Inc.	94,177	10,267,177

		27,181,638

Property & Casualty Insurance–1.39%
Hartford Financial Services Group, Inc. (The)	75,519	6,070,217

Rail Transportation–1.77%
Union Pacific Corp.	31,566	7,753,241

Regional Banks–0.75%
M&T Bank Corp.	23,839	3,267,850

Restaurants–2.96%
McDonald’s Corp.	26,945	7,989,462

Starbucks Corp.	52,021	4,994,536

		12,983,998

Semiconductor Materials & Equipment–0.79%
Lam Research Corp.	4,437	3,475,325

Semiconductors–2.06%
Analog Devices, Inc.	34,370	6,824,507

Broadcom, Inc.	1,983	2,213,524

		9,038,031

	Shares	Value

Specialty Chemicals–2.42%
DuPont de Nemours, Inc.	66,330	$5,102,767

PPG Industries, Inc.	36,899	5,518,245

		10,621,012

Systems Software–2.12%
Microsoft Corp.	24,747	9,305,862

Timber REITs–0.83%
Weyerhaeuser Co.	104,121	3,620,287

Tobacco–2.21%
Philip Morris International, Inc.	102,873	9,678,292

Transaction & Payment Processing Services–1.81%
Visa, Inc., Class A(b)	30,445	7,926,356

Total Common Stocks & Other Equity Interests (Cost $342,469,041)		426,939,796

Money Market Funds–2.64%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(c)(d)	4,052,089	4,052,089

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(c)(d)	2,892,566	2,894,590

Invesco Treasury Portfolio, Institutional Class, 5.26%(c)(d)	4,630,959	4,630,959

Total Money Market Funds (Cost $11,576,823)		11,577,638

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $354,045,864)		438,517,434

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.00%
Invesco Private Government Fund, 5.32%(c)(d)(e)	5,610,107	5,610,107

Invesco Private Prime Fund, 5.55%(c)(d)(e)	16,278,828	16,290,223

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $21,898,953)		21,900,330

TOTAL INVESTMENTS IN SECURITIES–105.07% (Cost $375,944,817)		460,417,764

OTHER ASSETS LESS LIABILITIES–(5.07)%		(22,206,161)

NET ASSETS–100.00%		$438,211,603

Investment Abbreviations:

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,942,942	$ 32,974,506	$ (34,865,359)	$ -	$ -	$ 4,052,089	$ 222,576
Invesco Liquid Assets Portfolio, Institutional Class	4,245,001	23,553,218	(24,903,827)	815	(617)	2,894,590	144,503
Invesco Treasury Portfolio, Institutional Class	6,791,933	37,685,150	(39,846,124)	-	-	4,630,959	226,771
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,057,276	273,701,494	(278,148,663)	-	-	5,610,107	431,248*
Invesco Private Prime Fund	25,861,568	550,716,208	(560,286,613)	(197)	(743)	16,290,223	1,141,475*
Total	$52,898,720	$918,630,576	$(938,050,586)	$ 618	$(1,360)	$33,477,968	$ 2,166,573

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $342,469,041)*	$426,939,796

Investments in affiliated money market funds, at value (Cost $33,475,776)	33,477,968

Foreign currencies, at value (Cost $831)	821

Receivable for:
Investments sold	893,119

Fund shares sold	38,087

Dividends	1,012,496

Investment for trustee deferred compensation and retirement plans	62,446

Other assets	1,232

Total assets	462,425,965

Liabilities:
Payable for:
Investments purchased	1,240,997

Fund shares reacquired	466,593

Amount due custodian	252,848

Collateral upon return of securities loaned	21,898,953

Accrued fees to affiliates	234,362

Accrued other operating expenses	31,645

Trustee deferred compensation and retirement plans	88,964

Total liabilities	24,214,362

Net assets applicable to shares outstanding	$438,211,603

Net assets consist of:
Shares of beneficial interest	$329,868,311

Distributable earnings	108,343,292

$438,211,603

Net Assets:
Series I	$214,556,314

Series II	$223,655,289

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,852,141

Series II	9,323,043

Series I:
Net asset value per share	$24.24

Series II:
Net asset value per share	$23.99

*	At December 31, 2023, securities with an aggregate value of $15,894,383 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest	$10,025

Dividends (net of foreign withholding taxes of $60,258)	10,215,809

Dividends from affiliated money market funds (includes net securities lending income of $76,251)	670,101

Foreign withholding tax claims	163,838

Total investment income	11,059,773

Expenses:
Advisory fees	2,140,772

Administrative services fees	714,484

Custodian fees	4,487

Distribution fees - Series II	551,665

Transfer agent fees	22,240

Trustees’ and officers’ fees and benefits	20,280

Reports to shareholders	8,170

Professional services fees	59,346

Other	3,705

Total expenses	3,525,149

Less: Fees waived	(13,678)

Net expenses	3,511,471

Net investment income	7,548,302

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	17,490,156

Affiliated investment securities	(1,360)

Foreign currencies	4,666

17,493,462

Change in net unrealized appreciation of:
Unaffiliated investment securities	11,657,667

Affiliated investment securities	618

Foreign currencies	18,268

11,676,553

Net realized and unrealized gain	29,170,015

Net increase in net assets resulting from operations	$36,718,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$7,548,302	$8,318,736

Net realized gain	17,493,462	35,881,438

Change in net unrealized appreciation (depreciation)	11,676,553	(53,779,866)

Net increase (decrease) in net assets resulting from operations	36,718,317	(9,579,692)

Distributions to shareholders from distributable earnings:
Series I	(21,379,256)	(32,892,762)

Series II	(22,048,743)	(32,949,360)

Total distributions from distributable earnings	(43,427,999)	(65,842,122)

Share transactions–net:
Series I	(7,637,569)	19,727,882

Series II	(2,245,590)	22,586,212

Net increase (decrease) in net assets resulting from share transactions	(9,883,159)	42,314,094

Net increase (decrease) in net assets	(16,592,841)	(33,107,720)

Net assets:
Beginning of year	454,804,444	487,912,164

End of year	$438,211,603	$454,804,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$24.99	$0.46	$1.45	$1.91	$(0.52)	$(2.14)	$(2.66)	$24.24	9.05%	$214,556	0.68%	0.68%	1.86%	45%
Year ended 12/31/22	29.82	0.54	(1.16)	(0.62)	(0.56)	(3.65)	(4.21)	24.99	(1.68)	225,216	0.67	0.67	1.91	40
Year ended 12/31/21	25.72	0.52	4.32	4.84	(0.63)	(0.11)	(0.74)	29.82	18.89	242,810	0.68	0.68	1.81	45
Year ended 12/31/20	27.23	0.58	(0.67)	(0.09)	(0.77)	(0.65)	(1.42)	25.72	0.14	233,073	0.70	0.70	2.41	9
Year ended 12/31/19	23.70	0.67	5.15	5.82	(0.80)	(1.49)	(2.29)	27.23	25.09	278,727	0.65	0.65	2.54	7
Series II
Year ended 12/31/23	24.75	0.40	1.43	1.83	(0.45)	(2.14)	(2.59)	23.99	8.77	223,655	0.93	0.93	1.61	45
Year ended 12/31/22	29.57	0.46	(1.15)	(0.69)	(0.48)	(3.65)	(4.13)	24.75	(1.93)	229,588	0.92	0.92	1.66	40
Year ended 12/31/21	25.52	0.44	4.29	4.73	(0.57)	(0.11)	(0.68)	29.57	18.59	245,103	0.93	0.93	1.56	45
Year ended 12/31/20	27.03	0.52	(0.68)	(0.16)	(0.71)	(0.64)	(1.35)	25.52	(0.13)	218,234	0.95	0.95	2.16	9
Year ended 12/31/19	23.54	0.60	5.11	5.71	(0.73)	(1.49)	(2.22)	27.03	24.77	236,880	0.90	0.90	2.29	7

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Diversified Dividend Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the

Invesco V.I. Diversified Dividend Fund

borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $6,464 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks – As a group, securities that pay high dividends may fall out of favor with investors and underperform companies that do not pay high dividends. Companies that pay dividends are not required to continue paying them. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or an anticipated acceleration of dividends may not occur. Depending on market conditions, dividend paying that meet the Fund’s investment criteria may not be widely available for purchase by the Fund, which may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.545%

Next $750 million	0.420%

Next $1 billion	0.395%

Over $2 billion	0.370%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and

Invesco V.I. Diversified Dividend Fund

Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $13,678.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $62,077 for accounting and fund administrative services and was reimbursed $652,407 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $2,769 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$399,252,840	$27,686,956	$–	$426,939,796

Money Market Funds	11,577,638	21,900,330	–	33,477,968

Total Investments	$410,830,478	$49,587,286	$–	$460,417,764

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

Invesco V.I. Diversified Dividend Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$8,011,731	$10,044,014

Long-term capital gain	35,416,268	55,798,108

Total distributions	$43,427,999	$65,842,122

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$9,636,659

Undistributed long-term capital gain	15,087,155

Net unrealized appreciation – investments	83,679,777

Net unrealized appreciation – foreign currencies	8,555

Temporary book/tax differences	(68,854)

Shares of beneficial interest	329,868,311

Total net assets	$438,211,603

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $189,972,852 and $229,212,740, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$90,393,716

Aggregate unrealized (depreciation) of investments	(6,713,939)

Net unrealized appreciation of investments	$83,679,777

Cost of investments for tax purposes is $376,737,987.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2023, undistributed net investment income was increased by $4,667 and undistributed net realized gain was decreased by $4,667. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	473,877	$11,718,243	1,071,571	$30,922,697

Series II	487,891	12,011,479	788,807	22,102,300

Issued as reinvestment of dividends:
Series I	999,498	21,379,256	1,355,285	32,892,762

Series II	1,041,017	22,048,743	1,370,036	32,949,360

Invesco V.I. Diversified Dividend Fund

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,634,224)	$(40,735,068)	(1,556,500)	$(44,087,577)

Series II	(1,482,449)	(36,305,812)	(1,170,861)	(32,465,448)

Net increase (decrease) in share activity	(114,390)	$(9,883,159)	1,858,338	$42,314,094

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Diversified Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,055.40	$3.52	$1,021.78	$3.47	0.68%
Series II	1,000.00	1,054.00	4.81	1,020.52	4.74	0.93

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$35,416,268
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	MS-VIEWSP-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Equally- Weighted S&P 500 Fund (the Fund) underperformed the S&P 500 Index, the Fund’s broad market benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	13.71%
Series II Shares	13.43
S&P 500 Index▼ (Broad Market Index)	26.29
S&P 500 Equal Weight Index▼ (Style-Specific Index)	13.87
Lipper VUF Multi-Cap Core Funds Index∎ (Peer Group Index)	21.99
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 The Fund generally invests in each common stock represented in the S&P 500 Equal Weight Index, which is an equally-weighted version of the S&P 500 Index. The S&P 500 Index is a stock market index that includes common stocks of 500 companies in proportion to their market capitalization.

 During the fiscal year, on an absolute basis, the information technology sector was the largest contributor to Fund performance followed by the industrials and consumer discretionary sectors, respectively. The consumer staples sector was the largest detractor from

Fund performance, followed by the utilities sector.

 NVIDIA, a semiconductor and semiconductor equipment company, was the top contributor to Fund’s absolute performance during the fiscal year. NVIDIA was the beneficiary of significant tailwinds driven by the significant development in and tremendous focus around artificial intelligence (AI) technology. NVIDIA is a significant supplier of the semiconductors necessary for powering the technology and is expected to increase their already significant market share within the space. NVIDIA reported strong earnings throughout the year, consistently beating analyst estimates.

 Meta Platforms, a communication services company, was the second largest individual contributor to the Fund’s absolute performance during the fiscal year. Meta Platforms was also a beneficiary of the tailwinds created by the recent AI craze, with the stock experiencing a significant rebound from a dismal 2022. Meta Platforms reported earnings and revenue above analysts’ expectations throughout the year and benefited from the company announcing revenue guidance above analysts’ expectations as well.

 The top detractor from the Fund’s absolute performance for the fiscal year was Etsy, a consumer discretionary company. Etsy struggled to maintain the momentum the company and the broader e-commerce industry experienced throughout the COVID-19 pandemic and reopening. The stock experienced significant declines on underwhelming gross sales estimates. Etsy also announced a sizable reduction of its workforce late in the year.

 Another detractor from absolute Fund performance was AES, an utilities company, as stock price fell significantly. AES’s stock price fell significantly throughout the year and experienced declining analyst expectations with certain analysts citing the current interest rate environment and concerns with the company’s ability to pass along higher company financing costs in their pricing.

 Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market.

 During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your investment in Invesco V.I. Equally-Weighted S&P 500 Index Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

Invesco V.I. Equally-Weighted S&P 500 Fund

4 Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

*

Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the Underlying Index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been lower.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (11/9/94)	10.67%
10 Years	10.03
5 Years	13.47
1 Year	13.71

Series II Shares
Inception (7/24/00)	9.02%
10 Years	9.76
5 Years	13.17
1 Year	13.43

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Select Dimensions Investment Series Equally-Weighted S&P 500 Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class X shares and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Supplemental Information

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index, which is considered representative of the US stock market.
∎	The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Equally-Weighted S&P 500 Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	15.12%
Financials	13.97
Health Care	12.64
Information Technology	12.61
Consumer Discretionary	10.32
Consumer Staples	7.21
Real Estate	6.09
Utilities	5.57
Materials	5.42
Energy	4.37
Communication Services	3.61
Money Market Funds Plus Other Assets Less Liabilities	3.07

Top 10 Equity Holdings*

% of total net assets

1. Enphase Energy, Inc.	0.24%
2. ANSYS, Inc.	0.23
3. Align Technology, Inc.	0.23
4. Moderna, Inc.	0.23
5. Illumina, Inc.	0.23
6. Catalent, Inc.	0.22
7. Revvity, Inc.	0.22
8. First Solar, Inc.	0.22
9. Broadcom, Inc.	0.22
10. Intel Corp.	0.22

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–96.93%
Advertising–0.39%

Interpublic Group of Cos., Inc. (The)(b)	27,884	$910,134

Omnicom Group, Inc.(b)	10,624	919,082

		1,829,216

Aerospace & Defense–2.11%

Axon Enterprise, Inc.(c)	3,684	951,688

Boeing Co. (The)(c)	3,558	927,428

General Dynamics Corp.	3,451	896,121

Howmet Aerospace, Inc.	16,345	884,591

Huntington Ingalls Industries, Inc.	3,526	915,491

L3Harris Technologies, Inc.	4,446	936,417

Lockheed Martin Corp.	1,943	880,645

Northrop Grumman Corp.	1,828	855,760

RTX Corp.	10,705	900,719

Textron, Inc.	11,465	922,015

TransDigm Group, Inc.	884	894,254

		9,965,129

Agricultural & Farm Machinery–0.20%

Deere & Co.	2,393	956,889

Agricultural Products & Services–0.36%

Archer-Daniels-Midland Co.(b)	11,804	852,485

Bunge Global S.A.	8,329	840,812

		1,693,297

Air Freight & Logistics–0.74%

C.H. Robinson Worldwide, Inc.(b)	10,303	890,076

Expeditors International of Washington, Inc.(b)	7,231	919,783

FedEx Corp.(b)	3,199	809,251

United Parcel Service, Inc., Class B	5,569	875,614

		3,494,724

Apparel Retail–0.39%

Ross Stores, Inc.	6,591	912,129

TJX Cos., Inc. (The)(b)	9,767	916,242

		1,828,371

Apparel, Accessories & Luxury Goods–0.79%

lululemon athletica, inc.(b)(c)	1,777	908,562

Ralph Lauren Corp.(b)	6,607	952,730

Tapestry, Inc.	25,963	955,698

V.F. Corp.	47,991	902,231

		3,719,221

Application Software–2.14%

Adobe, Inc.(c)	1,428	851,945

ANSYS, Inc.(c)	3,032	1,100,252

Autodesk, Inc.(c)	3,886	946,163

Cadence Design Systems, Inc.(c)	3,348	911,895

Fair Isaac Corp.(c)	768	893,960

Intuit, Inc.	1,517	948,170

PTC, Inc.(c)	5,225	914,166

Roper Technologies, Inc.(b)	1,623	884,811

Salesforce, Inc.(c)	3,471	913,359

Synopsys, Inc.(c)	1,625	836,729

	Shares	Value
Application Software–(continued)

Tyler Technologies, Inc.(b)(c)	2,162	$903,975

		10,105,425

Asset Management & Custody Banks–1.83%

Ameriprise Financial, Inc.(b)	2,435	924,886

Bank of New York Mellon Corp. (The)(b)	17,745	923,627

BlackRock, Inc.	1,169	948,994

Blackstone, Inc., Class A(b)	7,734	1,012,535

Franklin Resources, Inc.	34,045	1,014,201

Invesco Ltd.(d)	57,235	1,021,072

Northern Trust Corp.	10,828	913,667

State Street Corp.	11,768	911,549

T. Rowe Price Group, Inc.	8,844	952,411

		8,622,942

Automobile Manufacturers–0.59%

Ford Motor Co.	79,069	963,851

General Motors Co.(b)	25,794	926,520

Tesla, Inc.(c)	3,570	887,074

		2,777,445

Automotive Parts & Equipment–0.41%

Aptiv PLC(c)	10,905	978,397

BorgWarner, Inc.	26,459	948,555

		1,926,952

Automotive Retail–0.58%

AutoZone, Inc.(c)	333	861,008

CarMax, Inc.(b)(c)	12,950	993,783

O’Reilly Automotive, Inc.(c)	921	875,024

		2,729,815

Biotechnology–1.62%

AbbVie, Inc.	5,831	903,630

Amgen, Inc.(b)	3,235	931,745

Biogen, Inc.(c)	3,638	941,405

Gilead Sciences, Inc.	11,016	892,406

Incyte Corp.(c)	15,915	999,303

Moderna, Inc.(b)(c)	10,838	1,077,839

Regeneron Pharmaceuticals, Inc.(b)(c)	1,031	905,517

Vertex Pharmaceuticals, Inc.(c)	2,492	1,013,970

		7,665,815

Brewers–0.18%

Molson Coors Beverage Co., Class B(b)	13,971	855,165

Broadcasting–0.34%

Fox Corp., Class A	19,395	575,450

Fox Corp., Class B	10,349	286,150

Paramount Global, Class B(b)	51,665	764,125

		1,625,725

Broadline Retail–0.57%

Amazon.com, Inc.(c)	5,905	897,206

eBay, Inc.(b)	21,084	919,684

Etsy, Inc.(b)(c)	10,870	881,013

		2,697,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Building Products–1.38%

A.O. Smith Corp.(b)	11,163	$920,278

Allegion PLC	7,889	999,457

Builders FirstSource, Inc.(c)	5,894	983,944

Carrier Global Corp.	15,751	904,895

Johnson Controls International PLC	15,523	894,746

Masco Corp.(b)	13,602	911,062

Trane Technologies PLC	3,720	907,308

		6,521,690

Cable & Satellite–0.39%

Charter Communications, Inc., Class A(b)(c)	2,369	920,783

Comcast Corp., Class A	20,678	906,730

		1,827,513

Cargo Ground Transportation–0.40%

J.B. Hunt Transport Services, Inc.(b)	4,634	925,595

Old Dominion Freight Line, Inc.	2,356	954,958

		1,880,553

Casinos & Gaming–0.79%

Caesars Entertainment, Inc.(c)	19,699	923,489

Las Vegas Sands Corp.(b)	18,765	923,426

MGM Resorts International(b)	21,017	939,040

Wynn Resorts Ltd.	10,340	942,077

		3,728,032

Commodity Chemicals–0.39%

Dow, Inc.	17,096	937,545

LyondellBasell Industries N.V., Class A	9,404	894,132

		1,831,677

Communications Equipment–0.95%

Arista Networks, Inc.(c)	3,886	915,192

Cisco Systems, Inc.(b)	17,994	909,057

F5, Inc.(b)(c)	5,097	912,261

Juniper Networks, Inc.(b)	30,030	885,285

Motorola Solutions, Inc.	2,682	839,707

		4,461,502

Computer & Electronics Retail–0.19%

Best Buy Co., Inc.	11,684	914,624

Construction & Engineering–0.20%

Quanta Services, Inc.	4,370	943,046

Construction Machinery & Heavy Transportation Equipment– 0.79%

Caterpillar, Inc.	3,354	991,677

Cummins, Inc.	3,775	904,377

PACCAR, Inc.	9,128	891,349

Wabtec Corp.	7,353	933,096

		3,720,499

Construction Materials–0.39%

Martin Marietta Materials, Inc.(b)	1,856	925,977

Vulcan Materials Co.	4,029	914,623

		1,840,600

Consumer Electronics–0.19%

Garmin Ltd.	6,987	898,109

Consumer Finance–0.81%

American Express Co.(e)	5,168	968,173

	Shares	Value
Consumer Finance–(continued)

Capital One Financial Corp.	7,372	$966,616

Discover Financial Services(b)	8,427	947,195

Synchrony Financial	24,668	942,071

		3,824,055

Consumer Staples Merchandise Retail–0.99%

Costco Wholesale Corp.	1,426	941,274

Dollar General Corp.(b)	6,844	930,442

Dollar Tree, Inc.(b)(c)	6,997	993,924

Target Corp.	6,439	917,042

Walmart, Inc.	5,771	909,798

		4,692,480

Copper–0.21%

Freeport-McMoRan, Inc.(b)	22,818	971,362

Data Center REITs–0.37%

Digital Realty Trust, Inc.	6,458	869,118

Equinix, Inc.	1,085	873,848

		1,742,966

Data Processing & Outsourced Services–0.20%

Broadridge Financial Solutions, Inc.(b)	4,556	937,397

Distillers & Vintners–0.38%

Brown-Forman Corp., Class B(b)	15,805	902,465

Constellation Brands, Inc., Class A(b)	3,713	897,618

		1,800,083

Distributors–0.59%

Genuine Parts Co.	6,546	906,621

LKQ Corp.(b)	19,175	916,373

Pool Corp.(b)	2,458	980,029

		2,803,023

Diversified Banks–1.80%

Bank of America Corp.	28,117	946,699

Citigroup, Inc.(b)	17,807	915,992

Comerica, Inc.	17,421	972,266

Fifth Third Bancorp	27,857	960,788

JPMorgan Chase & Co.(b)	5,493	934,359

KeyCorp(b)	65,652	945,389

PNC Financial Services Group, Inc. (The)(b)	6,188	958,212

U.S. Bancorp	21,532	931,905

Wells Fargo & Co.	18,884	929,471

		8,495,081

Diversified Support Services–0.39%

Cintas Corp.(b)	1,573	947,984

Copart, Inc.(b)(c)	18,370	900,130

		1,848,114

Drug Retail–0.21%

Walgreens Boots Alliance, Inc.(b)	37,588	981,423

Electric Utilities–3.17%

Alliant Energy Corp.	16,861	864,969

American Electric Power Co., Inc.(b)	10,932	887,897

Constellation Energy Corp.	7,829	915,132

Duke Energy Corp.(b)	9,222	894,903

Edison International	12,906	922,650

Entergy Corp.	8,534	863,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Electric Utilities–(continued)

Evergy, Inc.	16,884	$881,345

Eversource Energy	14,595	900,803

Exelon Corp.	22,201	797,016

FirstEnergy Corp.(b)	23,478	860,704

NextEra Energy, Inc.	14,583	885,771

NRG Energy, Inc.(b)	18,209	941,405

PG&E Corp.	49,433	891,277

Pinnacle West Capital Corp.	11,561	830,542

PPL Corp.	33,406	905,303

Southern Co. (The)	12,175	853,711

Xcel Energy, Inc.	14,293	884,880

		14,981,863

Electrical Components & Equipment–1.18%

AMETEK, Inc.	5,539	913,326

Eaton Corp. PLC	3,746	902,112

Emerson Electric Co.(b)	9,721	946,145

Generac Holdings, Inc.(b)(c)	7,162	925,617

Hubbell, Inc.	2,825	929,227

Rockwell Automation, Inc.	3,124	969,939

		5,586,366

Electronic Components–0.39%

Amphenol Corp., Class A(b)	9,338	925,676

Corning, Inc.	29,905	910,607

		1,836,283

Electronic Equipment & Instruments–0.83%

Keysight Technologies, Inc.(c)	6,031	959,472

Teledyne Technologies, Inc.(b)(c)	2,116	944,349

Trimble, Inc.(c)	18,560	987,392

Zebra Technologies Corp., Class A(b)(c)	3,688	1,008,041

		3,899,254

Electronic Manufacturing Services–0.39%

Jabil, Inc.	7,317	932,186

TE Connectivity Ltd.	6,529	917,324

		1,849,510

Environmental & Facilities Services–0.77%

Republic Services, Inc.	5,380	887,216

Rollins, Inc.(b)	21,011	917,550

Veralto Corp.	11,541	949,363

Waste Management, Inc.	5,048	904,097

		3,658,226

Fertilizers & Agricultural Chemicals–0.78%

CF Industries Holdings, Inc.	11,371	903,994

Corteva, Inc.	19,281	923,946

FMC Corp.(b)	15,578	982,193

Mosaic Co. (The)	24,400	871,812

		3,681,945

Financial Exchanges & Data–1.77%

Cboe Global Markets, Inc.	4,872	869,944

CME Group, Inc., Class A	4,114	866,408

FactSet Research Systems, Inc.(b)	1,961	935,495

Intercontinental Exchange, Inc.	7,680	986,343

MarketAxess Holdings, Inc.	3,326	974,019

Moody’s Corp.	2,325	908,052

MSCI, Inc.	1,718	971,787

	Shares	Value
Financial Exchanges & Data–(continued)

Nasdaq, Inc.	16,130	$937,798

S&P Global, Inc.	2,097	923,771

		8,373,617

Food Distributors–0.18%

Sysco Corp.	11,791	862,276

Food Retail–0.19%

Kroger Co. (The)	19,528	892,625

Footwear–0.17%

NIKE, Inc., Class B(b)	7,510	815,361

Gas Utilities–0.19%

Atmos Energy Corp.	7,672	889,185

Gold–0.19%

Newmont Corp.(b)	22,090	914,305

Health Care Distributors–0.74%

Cardinal Health, Inc.	8,148	821,319

Cencora, Inc.(b)	4,314	886,009

Henry Schein, Inc.(c)	12,106	916,545

McKesson Corp.	1,902	880,588

		3,504,461

Health Care Equipment–3.35%

Abbott Laboratories	8,330	916,883

Baxter International, Inc.	24,082	931,010

Becton, Dickinson and Co.	3,746	913,387

Boston Scientific Corp.(c)	15,882	918,138

DexCom, Inc.(b)(c)	7,442	923,478

Edwards Lifesciences Corp.(b)(c)	12,585	959,606

GE HealthCare Technologies, Inc.(b)	12,705	982,351

Hologic, Inc.(c)	12,733	909,773

IDEXX Laboratories, Inc.(c)	1,639	909,727

Insulet Corp.(b)(c)	4,471	970,117

Intuitive Surgical, Inc.(c)	2,804	945,957

Medtronic PLC	10,971	903,791

ResMed, Inc.	5,345	919,447

STERIS PLC	4,342	954,589

Stryker Corp.	3,011	901,674

Teleflex, Inc.	3,767	939,264

Zimmer Biomet Holdings, Inc.	7,421	903,136

		15,802,328

Health Care Facilities–0.40%

HCA Healthcare, Inc.	3,380	914,898

Universal Health Services, Inc., Class B	6,333	965,403

		1,880,301

Health Care REITs–0.58%

Healthpeak Properties, Inc.(b)	46,428	919,274

Ventas, Inc.(b)	18,634	928,719

Welltower, Inc.	9,924	894,847

		2,742,840

Health Care Services–0.97%

Cigna Group (The)	3,363	1,007,051

CVS Health Corp.	11,592	915,304

DaVita, Inc.(b)(c)	8,092	847,718

Laboratory Corp. of America Holdings(b)	4,018	913,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Services–(continued)

Quest Diagnostics, Inc.	6,406	$883,259

		4,566,583

Health Care Supplies–0.64%

Align Technology, Inc.(b)(c)	3,935	1,078,190

Cooper Cos., Inc. (The)	2,600	983,944

DENTSPLY SIRONA, Inc.(b)	27,307	971,856

		3,033,990

Home Furnishings–0.21%

Mohawk Industries, Inc.(c)	9,431	976,109

Home Improvement Retail–0.39%

Home Depot, Inc. (The)	2,666	923,902

Lowe’s Cos., Inc.	4,189	932,262

		1,856,164

Homebuilding–0.79%

D.R. Horton, Inc.	6,287	955,498

Lennar Corp., Class A	6,238	929,712

NVR, Inc.(c)	132	924,060

PulteGroup, Inc.(b)	9,038	932,902

		3,742,172

Hotel & Resort REITs–0.20%

Host Hotels & Resorts, Inc.(b)	48,391	942,173

Hotels, Resorts & Cruise Lines–1.55%

Airbnb, Inc., Class A(b)(c)	6,188	842,435

Booking Holdings, Inc.(c)	265	940,013

Carnival Corp.(c)	48,068	891,181

Expedia Group, Inc.(c)	5,983	908,160

Hilton Worldwide Holdings, Inc.	5,081	925,199

Marriott International, Inc., Class A(b)	4,169	940,151

Norwegian Cruise Line Holdings Ltd.(b)(c)	46,603	933,924

Royal Caribbean Cruises Ltd.(b)(c)	7,225	935,565

		7,316,628

Household Appliances–0.20%

Whirlpool Corp.	7,816	951,754

Household Products–0.94%

Church & Dwight Co., Inc.(b)	9,367	885,743

Clorox Co. (The)(b)	6,150	876,928

Colgate-Palmolive Co.	11,280	899,129

Kimberly-Clark Corp.	7,258	881,920

Procter & Gamble Co. (The)	5,998	878,947

		4,422,667

Human Resource & Employment Services–0.95%

Automatic Data Processing, Inc.	3,797	884,587

Ceridian HCM Holding, Inc.(b)(c)	12,960	869,875

Paychex, Inc.(b)	7,019	836,033

Paycom Software, Inc.(b)	4,665	964,349

Robert Half, Inc.(b)	10,478	921,226

		4,476,070

Independent Power Producers & Energy Traders–0.19%

AES Corp. (The)(b)	47,780	919,765

Industrial Conglomerates–0.59%

3M Co.	8,422	920,693

	Shares	Value
Industrial Conglomerates–(continued)

General Electric Co.	7,218	$921,233

Honeywell International, Inc.	4,473	938,033

		2,779,959

Industrial Gases–0.38%

Air Products and Chemicals, Inc.	3,306	905,183

Linde PLC	2,169	890,830

		1,796,013

Industrial Machinery & Supplies & Components–2.35%

Dover Corp.	6,061	932,242

Fortive Corp.(b)	12,636	930,389

IDEX Corp.	4,250	922,717

Illinois Tool Works, Inc.(b)	3,488	913,647

Ingersoll Rand, Inc.	11,875	918,412

Nordson Corp.	3,634	959,957

Otis Worldwide Corp.	9,948	890,048

Parker-Hannifin Corp.	1,985	914,490

Pentair PLC	12,914	938,977

Snap-on, Inc.(b)	3,128	903,492

Stanley Black & Decker, Inc.	9,403	922,434

Xylem, Inc.(b)	8,184	935,922

		11,082,727

Industrial REITs–0.21%

Prologis, Inc.	7,264	968,291

Insurance Brokers–0.88%

Aon PLC, Class A	2,685	781,389

Arthur J. Gallagher & Co.(b)	3,612	812,266

Brown & Brown, Inc.	11,700	831,987

Marsh & McLennan Cos., Inc.(b)	4,449	842,952

Willis Towers Watson PLC	3,586	864,943

		4,133,537

Integrated Oil & Gas–0.57%

Chevron Corp.(b)	6,032	899,733

Exxon Mobil Corp.(b)	8,744	874,225

Occidental Petroleum Corp.(b)	15,415	920,430

		2,694,388

Integrated Telecommunication Services–0.36%

AT&T, Inc.	51,450	863,331

Verizon Communications, Inc.	22,760	858,052

		1,721,383

Interactive Home Entertainment–0.38%

Electronic Arts, Inc.	6,348	868,470

Take-Two Interactive Software, Inc.(b)(c)	5,605	902,125

		1,770,595

Interactive Media & Services–0.59%

Alphabet, Inc., Class A(c)	3,483	486,540

Alphabet, Inc., Class C(c)(e)	2,881	406,019

Match Group, Inc.(b)(c)	27,121	989,917

Meta Platforms, Inc., Class A(b)(c)	2,616	925,959

		2,808,435

Internet Services & Infrastructure–0.37%

Akamai Technologies, Inc.(c)	7,608	900,407

VeriSign, Inc.(c)	4,088	841,964

		1,742,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Investment Banking & Brokerage–0.80%

Charles Schwab Corp. (The)	13,587	$934,786

Goldman Sachs Group, Inc. (The)	2,481	957,095

Morgan Stanley	10,580	986,585

Raymond James Financial, Inc.	8,058	898,467

		3,776,933

IT Consulting & Other Services–0.96%

Accenture PLC, Class A	2,582	906,049

Cognizant Technology Solutions Corp., Class A	12,377	934,835

EPAM Systems, Inc.(c)	3,230	960,408

Gartner, Inc.(b)(c)	1,927	869,289

International Business Machines Corp.(b)	5,374	878,918

		4,549,499

Leisure Products–0.19%

Hasbro, Inc.(b)	17,876	912,749

Life & Health Insurance–0.94%

Aflac, Inc.	10,546	870,045

Globe Life, Inc.	7,115	866,038

MetLife, Inc.	13,529	894,673

Principal Financial Group, Inc.	11,584	911,313

Prudential Financial, Inc.(b)	8,630	895,017

		4,437,086

Life Sciences Tools & Services–2.46%

Agilent Technologies, Inc.	6,845	951,660

Bio-Rad Laboratories, Inc., Class A(b)(c)	2,862	924,111

Bio-Techne Corp.	12,745	983,404

Charles River Laboratories International, Inc.(c)	4,254	1,005,646

Danaher Corp.	4,003	926,054

Illumina, Inc.(c)	7,708	1,073,262

IQVIA Holdings, Inc.(b)(c)	4,011	928,065

Mettler-Toledo International, Inc.(c)	799	969,155

Revvity, Inc.	9,565	1,045,550

Thermo Fisher Scientific, Inc.	1,777	943,214

Waters Corp.(b)(c)	2,980	981,106

West Pharmaceutical Services, Inc.	2,544	895,793

		11,627,020

Managed Health Care–0.90%

Centene Corp.(b)(c)	11,801	875,752

Elevance Health, Inc.	1,821	858,711

Humana, Inc.	1,807	827,263

Molina Healthcare, Inc.(c)	2,368	855,582

UnitedHealth Group, Inc.(b)	1,584	833,928

		4,251,236

Metal, Glass & Plastic Containers–0.18%

Ball Corp.	15,137	870,680

Movies & Entertainment–0.76%

Live Nation Entertainment, Inc.(c)	10,218	956,405

Netflix, Inc.(c)	1,919	934,322

Walt Disney Co. (The)	9,379	846,830

Warner Bros. Discovery, Inc.(c)	75,671	861,136

		3,598,693

Multi-Family Residential REITs–1.18%

AvalonBay Communities, Inc.(b)	4,952	927,113

	Shares	Value
Multi-Family Residential REITs–(continued)

Camden Property Trust(b)	9,296	$923,000

Equity Residential	14,801	905,229

Essex Property Trust, Inc.(b)	3,850	954,569

Mid-America Apartment Communities, Inc.(b)	6,849	920,917

UDR, Inc.	24,613	942,432

		5,573,260

Multi-line Insurance–0.38%

American International Group, Inc.	13,283	899,923

Assurant, Inc.	5,191	874,632

		1,774,555

Multi-Sector Holdings–0.19%

Berkshire Hathaway, Inc., Class B(c)	2,465	879,167

Multi-Utilities–1.83%

Ameren Corp.	11,158	807,169

CenterPoint Energy, Inc.	30,242	864,014

CMS Energy Corp.	14,970	869,308

Consolidated Edison, Inc.(b)	9,508	864,943

Dominion Energy, Inc.(b)	18,156	853,332

DTE Energy Co.	8,015	883,734

NiSource, Inc.	33,099	878,779

Public Service Enterprise Group, Inc.	13,913	850,780

Sempra	12,008	897,358

WEC Energy Group, Inc.	10,355	871,580

		8,640,997

Office REITs–0.40%

Alexandria Real Estate Equities, Inc.(b)	7,289	924,027

Boston Properties, Inc.	13,584	953,189

		1,877,216

Oil & Gas Equipment & Services–0.58%

Baker Hughes Co., Class A(b)	27,001	922,894

Halliburton Co.	24,921	900,894

Schlumberger N.V.	17,838	928,290

		2,752,078

Oil & Gas Exploration & Production–1.90%

APA Corp.	25,255	906,149

ConocoPhillips	7,769	901,748

Coterra Energy, Inc.(b)	35,244	899,427

Devon Energy Corp.	19,745	894,449

Diamondback Energy, Inc.(b)	5,852	907,528

EOG Resources, Inc.	7,319	885,233

EQT Corp.(b)	23,446	906,422

Hess Corp.	6,471	932,859

Marathon Oil Corp.	36,138	873,094

Pioneer Natural Resources Co.	3,903	877,707

		8,984,616

Oil & Gas Refining & Marketing–0.58%

Marathon Petroleum Corp.	6,086	902,919

Phillips 66	6,946	924,790

Valero Energy Corp.	7,093	922,090

		2,749,799

Oil & Gas Storage & Transportation–0.74%

Kinder Morgan, Inc.(b)	49,183	867,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Oil & Gas Storage & Transportation–(continued)

ONEOK, Inc.(b)	12,758	$895,867

Targa Resources Corp.(b)	10,017	870,177

Williams Cos., Inc. (The)	24,508	853,613

		3,487,245

Other Specialized REITs–0.39%

Iron Mountain, Inc.(b)	13,300	930,734

VICI Properties, Inc.	28,532	909,600

		1,840,334

Other Specialty Retail–0.59%

Bath & Body Works, Inc.	23,172	1,000,104

Tractor Supply Co.(b)	4,105	882,698

Ulta Beauty, Inc.(b)(c)	1,805	884,432

		2,767,234

Packaged Foods & Meats–2.26%

Campbell Soup Co.	20,284	876,877

Conagra Brands, Inc.(b)	29,398	842,547

General Mills, Inc.	13,296	866,101

Hershey Co. (The)	4,686	873,658

Hormel Foods Corp.	27,743	890,828

J. M. Smucker Co. (The)	7,296	922,069

Kellanova	16,212	906,413

Kraft Heinz Co. (The)(b)	24,027	888,518

Lamb Weston Holdings, Inc.	8,623	932,060

McCormick & Co., Inc.(b)	12,976	887,818

Mondelez International, Inc., Class A	12,269	888,644

Tyson Foods, Inc., Class A	16,943	910,686

		10,686,219

Paper & Plastic Packaging Products & Materials–0.93%

Amcor PLC	90,210	869,624

Avery Dennison Corp.(b)	4,541	918,009

International Paper Co.(b)	23,631	854,261

Packaging Corp. of America	5,313	865,541

WestRock Co.	21,151	878,189

		4,385,624

Passenger Airlines–0.74%

American Airlines Group, Inc.(b)(c)	63,266	869,275

Delta Air Lines, Inc.	21,574	867,922

Southwest Airlines Co.(b)	29,946	864,840

United Airlines Holdings, Inc.(c)	21,248	876,693

		3,478,730

Passenger Ground Transportation–0.18%

Uber Technologies, Inc.(c)	14,110	868,753

Personal Care Products–0.39%

Estee Lauder Cos., Inc. (The), Class A	6,509	951,941

Kenvue, Inc.(b)	42,239	909,406

		1,861,347

Pharmaceuticals–1.56%

Bristol-Myers Squibb Co.(b)	17,305	887,920

Catalent, Inc.(c)	23,414	1,051,991

Eli Lilly and Co.	1,456	848,731

Johnson & Johnson	5,637	883,543

Merck & Co., Inc.	8,391	914,787

Pfizer, Inc.	30,248	870,840

	Shares	Value
Pharmaceuticals–(continued)

Viatris, Inc.(b)	88,559	$959,094

Zoetis, Inc.	4,715	930,600

		7,347,506

Property & Casualty Insurance–1.67%

Allstate Corp. (The)(b)	6,248	874,595

Arch Capital Group Ltd.(b)(c)	10,978	815,336

Chubb Ltd.	3,906	882,756

Cincinnati Financial Corp.	8,468	876,099

Hartford Financial Services Group, Inc. (The)	11,121	893,906

Loews Corp.	12,645	879,966

Progressive Corp. (The)(b)	5,400	860,112

Travelers Cos., Inc. (The)	4,803	914,924

W.R. Berkley Corp.(b)	12,203	862,996

		7,860,690

Publishing–0.21%

News Corp., Class A	30,164	740,526

News Corp., Class B	9,100	234,052

		974,578

Rail Transportation–0.59%

CSX Corp.	26,412	915,704

Norfolk Southern Corp.	3,940	931,337

Union Pacific Corp.	3,789	930,654

		2,777,695

Real Estate Services–0.40%

CBRE Group, Inc., Class A(c)	10,528	980,052

CoStar Group, Inc.(b)(c)	10,565	923,275

		1,903,327

Regional Banks–1.20%

Citizens Financial Group, Inc.	29,400	974,316

Huntington Bancshares, Inc.	72,605	923,536

M&T Bank Corp.(b)	6,563	899,656

Regions Financial Corp.	49,916	967,372

Truist Financial Corp.	25,357	936,180

Zions Bancorporation N.A.	22,360	980,933

		5,681,993

Reinsurance–0.17%

Everest Group Ltd.	2,262	799,798

Research & Consulting Services–0.76%

Equifax, Inc.(b)	3,811	942,422

Jacobs Solutions, Inc.(b)	6,840	887,832

Leidos Holdings, Inc.	8,025	868,626

Verisk Analytics, Inc.	3,738	892,859

		3,591,739

Restaurants–1.14%

Chipotle Mexican Grill, Inc.(b)(c)	390	891,914

Darden Restaurants, Inc.(b)	5,478	900,035

Domino’s Pizza, Inc.	2,207	909,792

McDonald’s Corp.	3,050	904,356

Starbucks Corp.	8,922	856,601

Yum! Brands, Inc.	7,001	914,751

		5,377,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Retail REITs–0.97%

Federal Realty Investment Trust	8,771	$903,851

Kimco Realty Corp.	43,012	916,586

Realty Income Corp.(b)	16,164	928,137

Regency Centers Corp.(b)	13,610	911,870

Simon Property Group, Inc.(b)	6,551	934,435

		4,594,879

Self-Storage REITs–0.42%

Extra Space Storage, Inc.(b)	6,277	1,006,391

Public Storage(b)	3,179	969,595

		1,975,986

Semiconductor Materials & Equipment–1.06%

Applied Materials, Inc.	5,893	955,078

Enphase Energy, Inc.(c)	8,452	1,116,847

KLA Corp.	1,629	946,938

Lam Research Corp.	1,239	970,459

Teradyne, Inc.(b)	9,432	1,023,561

		5,012,883

Semiconductors–3.06%

Advanced Micro Devices, Inc.(b)(c)	6,752	995,312

Analog Devices, Inc.	4,709	935,019

Broadcom, Inc.(b)	922	1,029,183

First Solar, Inc.(c)	5,988	1,031,613

Intel Corp.	20,386	1,024,397

Microchip Technology, Inc.(b)	10,112	911,900

Micron Technology, Inc.	11,614	991,139

Monolithic Power Systems, Inc.(b)	1,512	953,739

NVIDIA Corp.	1,833	907,738

NXP Semiconductors N.V. (China)	4,038	927,448

ON Semiconductor Corp.(c)	11,433	954,998

Qorvo, Inc.(b)(c)	8,373	942,884

QUALCOMM, Inc.(b)	6,547	946,893

Skyworks Solutions, Inc.(b)	8,389	943,091

Texas Instruments, Inc.	5,544	945,030

		14,440,384

Single-Family Residential REITs–0.19%

Invitation Homes, Inc.	26,316	897,639

Soft Drinks & Non-alcoholic Beverages–0.76%

Coca-Cola Co. (The)	14,854	875,346

Keurig Dr Pepper, Inc.(b)	27,112	903,372

Monster Beverage Corp.(c)	16,145	930,114

PepsiCo, Inc.	5,255	892,509

		3,601,341

Specialty Chemicals–1.58%

Albemarle Corp.(b)	6,801	982,609

Celanese Corp.(b)	6,159	956,924

DuPont de Nemours, Inc.	12,281	944,777

Eastman Chemical Co.(b)	10,260	921,553

Ecolab, Inc.	4,531	898,724

International Flavors & Fragrances, Inc.(b)	11,332	917,552

PPG Industries, Inc.	6,046	904,179

Sherwin-Williams Co. (The)	3,005	937,260

		7,463,578

Steel–0.39%

Nucor Corp.(b)	5,371	934,769

	Shares	Value
Steel–(continued)

Steel Dynamics, Inc.	7,692	$908,425

		1,843,194

Systems Software–1.12%

Fortinet, Inc.(c)	16,689	976,807

Gen Digital, Inc.	39,302	896,872

Microsoft Corp.	2,327	875,045

Oracle Corp.(b)	7,661	807,699

Palo Alto Networks, Inc.(c)	2,917	860,165

ServiceNow, Inc.(b)(c)	1,246	880,287

		5,296,875

Technology Distributors–0.20%

CDW Corp.(b)	4,083	928,148

Technology Hardware, Storage & Peripherals–1.14%

Apple, Inc.(e)	4,448	856,373

Hewlett Packard Enterprise Co.	53,672	911,351

HP, Inc.	29,551	889,190

NetApp, Inc.	9,739	858,590

Seagate Technology Holdings PLC	10,802	922,167

Western Digital Corp.(c)	18,190	952,610

		5,390,281

Telecom Tower REITs–0.57%

American Tower Corp.	4,216	910,150

Crown Castle, Inc.	7,500	863,925

SBA Communications Corp., Class A	3,565	904,405

		2,678,480

Timber REITs–0.21%

Weyerhaeuser Co.	28,201	980,549

Tobacco–0.37%

Altria Group, Inc.	21,078	850,286

Philip Morris International, Inc.	9,534	896,959

		1,747,245

Trading Companies & Distributors–0.60%

Fastenal Co.(b)	13,975	905,161

United Rentals, Inc.(b)	1,757	1,007,499

W.W. Grainger, Inc.	1,082	896,642

		2,809,302

Transaction & Payment Processing Services–1.53%

Fidelity National Information Services, Inc.	14,770	887,234

Fiserv, Inc.(c)	6,577	873,689

FLEETCOR Technologies, Inc.(c)	3,400	960,874

Global Payments, Inc.(b)	7,244	919,988

Jack Henry & Associates, Inc.(b)	5,286	863,785

Mastercard, Inc., Class A	2,112	900,789

PayPal Holdings, Inc.(b)(c)	14,770	907,026

Visa, Inc., Class A(b)	3,404	886,231

		7,199,616

Water Utilities–0.19%

American Water Works Co., Inc.(b)	6,628	874,830

Wireless Telecommunication Services–0.19%

T-Mobile US, Inc.(b)	5,565	892,236
Total Common Stocks & Other Equity Interests (Cost $248,631,720)		457,603,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Money Market Funds–3.03%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(f)	5,003,261	$ 5,003,261

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(f)	3,571,547	3,574,047

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(f)	5,718,013	5,718,013
Total Money Market Funds (Cost $14,294,829)		14,295,321

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $262,926,549)		471,898,995

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–28.58%

Invesco Private Government Fund, 5.32%(d)(f)(g)	36,384,697	$36,384,697

Invesco Private Prime Fund, 5.55%(d)(f)(g)	98,490,446	98,559,389

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $134,925,620)		134,944,086

TOTAL INVESTMENTS IN SECURITIES–128.54% (Cost $397,852,169)		606,843,081

OTHER ASSETS LESS LIABILITIES–(28.54)%		(134,722,183)

NET ASSETS–100.00%		$472,120,898

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Invesco Ltd.	$ 889,821	$ 198,866	$(78,919)	$40,522	$(29,218)	$1,021,072	$ 41,765
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	208,240	20,963,460	(16,168,439)	-	-	5,003,261	134,346
Invesco Liquid Assets Portfolio, Institutional Class	148,795	14,973,900	(11,548,885)	483	(246)	3,574,047	97,313
Invesco Treasury Portfolio, Institutional Class	237,989	23,958,239	(18,478,215)	-	-	5,718,013	151,510
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	36,168,742	340,679,122	(340,463,167)	-	-	36,384,697	1,543,947*
Invesco Private Prime Fund	90,393,417	722,890,656	(714,751,991)	9,713	17,594	98,559,389	4,058,514*
Total	$128,047,004	$1,123,664,243	$(1,101,489,616)	$50,718	$(11,870)	$150,260,479	$ 6,027,395

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
CME E-Mini Standard & Poor’s MidCap 400 Index	25	March-2024	$7,023,750	$85,904	$85,904
E-Mini S&P 500 Index	32	March-2024	7,712,000	90,951	90,951
Total Futures Contracts				$176,855	$176,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $ 247,851,976)*	$456,582,602

Investments in affiliates, at value (Cost $ 150,000,193)	150,260,479

Receivable for:
Fund shares sold	85,413

Dividends	707,973

Investment for trustee deferred compensation and retirement plans	53,803

Other assets	1,561

Total assets	607,691,831

Liabilities:
Other investments:
Variation margin payable – futures contracts	85,079

Payable for:
Fund shares reacquired	171,970

Amount due custodian	758

Collateral upon return of securities loaned	134,925,620

Accrued fees to affiliates	265,916

Accrued other operating expenses	63,067

Trustee deferred compensation and retirement plans	58,523

Total liabilities	135,570,933

Net assets applicable to shares outstanding	$472,120,898

Net assets consist of:
Shares of beneficial interest	$250,271,415

Distributable earnings	221,849,483

$472,120,898

Net Assets:
Series I	$59,792,309

Series II	$412,328,589

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	2,280,583

Series II	16,378,456

Series I:
Net asset value per share	$26.22

Series II:
Net asset value per share	$25.18

*	At December 31, 2023, securities with an aggregate value of $127,985,814 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $2,914)	$8,946,420

Dividends from affiliates (includes net securities lending income of $165,380)	590,314

Total investment income	9,536,734

Expenses:
Advisory fees	543,963

Administrative services fees	744,025

Custodian fees	21,859

Distribution fees - Series II	987,049

Transfer agent fees	23,132

Trustees’ and officers’ fees and benefits	18,158

Licensing fees	98,082

Reports to shareholders	8,439

Professional services fees	60,076

Other	3,588

Total expenses	2,508,371

Less: Fees waived	(8,064)

Net expenses	2,500,307

Net investment income	7,036,427

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	10,310,415

Affiliated investment securities	(11,870)

Futures contracts	558,934

10,857,479

Change in net unrealized appreciation of:
Unaffiliated investment securities	39,841,465

Affiliated investment securities	50,718

Futures contracts	175,033

40,067,216

Net realized and unrealized gain	50,924,695

Net increase in net assets resulting from operations	$57,961,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$7,036,427	$5,881,127

Net realized gain	10,857,479	32,743,629

Change in net unrealized appreciation (depreciation)	40,067,216	(93,057,779)

Net increase (decrease) in net assets resulting from operations	57,961,122	(54,433,023)

Distributions to shareholders from distributable earnings:
Series I	(4,990,842)	(3,959,797)

Series II	(34,229,986)	(25,444,326)

Total distributions from distributable earnings	(39,220,828)	(29,404,123)

Share transactions–net:
Series I	(1,977,033)	31,804,677

Series II	8,415,276	67,404,606

Net increase in net assets resulting from share transactions	6,438,243	99,209,283

Net increase in net assets	25,178,537	15,372,137

Net assets:
Beginning of year	446,942,361	431,570,224

End of year	$472,120,898	$446,942,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$25.47	$0.46	$ 2.63	$ 3.09	$(0.37)	$(1.97)	$(2.34)	$26.22	13.71%	$59,792	0.34%	0.34%	1.76%	20%
Year ended 12/31/22	30.96	0.42	(4.13)	(3.71)	(0.28)	(1.50)	(1.78)	25.47	(11.81)	59,253	0.32	0.32	1.56	32
Year ended 12/31/21	24.24	0.31	6.75	7.06	(0.34)	–	(0.34)	30.96	29.17	36,788	0.35	0.35	1.10	23
Year ended 12/31/20	22.14	0.41	2.33	2.74	(0.31)	(0.33)	(0.64)	24.24	12.74 (d)	30,438	0.33	0.33	2.00	34
Year ended 12/31/19	17.80	0.34	4.73	5.07	(0.35)	(0.38)	(0.73)	22.14	28.79	31,327	0.35	0.35	1.71	39
Series II
Year ended 12/31/23	24.54	0.38	2.54	2.92	(0.31)	(1.97)	(2.28)	25.18	13.48	412,329	0.59	0.59	1.51	20
Year ended 12/31/22	29.92	0.35	(4.01)	(3.66)	(0.22)	(1.50)	(1.72)	24.54	(12.06)	387,689	0.57	0.57	1.31	32
Year ended 12/31/21	23.45	0.24	6.52	6.76	(0.29)	–	(0.29)	29.92	28.88	394,782	0.60	0.60	0.85	23
Year ended 12/31/20	21.46	0.35	2.24	2.59	(0.27)	(0.33)	(0.60)	23.45	12.41 (d)	293,602	0.58	0.58	1.75	34
Year ended 12/31/19	17.29	0.29	4.57	4.86	(0.31)	(0.38)	(0.69)	21.46	28.46	248,057	0.60	0.60	1.46	39

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2022, the portfolio turnover calculation excludes the value of securities purchased of $20,974,156 and sold of $41,844,757 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. S&P 500 Index Fund into the Fund.

(d)

Amount includes the effect of the Adviser pay-in for an economic loss as a result of delay in rebalancing to the index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been 11.35% and 10.98% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

Invesco V.I. Equally-Weighted S&P 500 Fund

compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $19,274 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 2 billion	0.120%

Over $2 billion	0.100%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $8,064.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $64,145 for accounting and fund administrative services and was reimbursed $679,880 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Invesco V.I. Equally-Weighted S&P 500 Fund

For the year ended December 31, 2023, the Fund incurred $14,879 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$457,603,674	$–	$–	$457,603,674

Money Market Funds	14,295,321	134,944,086	–	149,239,407

Total Investments in Securities	471,898,995	134,944,086	–	606,843,081

Other Investments - Assets*

Futures Contracts	176,855	–	–	176,855

Total Investments	$472,075,850	$134,944,086	$–	$607,019,936

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$176,855

Derivatives not subject to master netting agreements	(176,855)

Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Equity
Risk

Realized Gain:
Futures contracts	$558,934

Change in Net Unrealized Appreciation:
Futures contracts	175,033

Total	$733,967

Invesco V.I. Equally-Weighted S&P 500 Fund

The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$8,694,577

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$5,398,573	$15,086,997

Long-term capital gain	33,822,255	14,317,126

Total distributions	$39,220,828	$29,404,123

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$8,963,113

Undistributed long-term capital gain	9,684,054

Net unrealized appreciation – investments	203,245,637

Temporary book/tax differences	(43,321)

Shares of beneficial interest	250,271,415

Total net assets	$472,120,898

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $88,255,964 and $126,462,541, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$208,730,940

Aggregate unrealized (depreciation) of investments	(5,485,303)

Net unrealized appreciation of investments	$203,245,637

Cost of investments for tax purposes is $403,774,299.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, on December 31, 2023, undistributed net investment income was increased by $375 and undistributed net realized gain was decreased by $375. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	97,371	$2,534,224	183,348	$5,080,818

Series II	1,206,263	30,397,430	2,000,930	53,847,652

Issued as reinvestment of dividends:
Series I	222,874	4,990,022	160,620	3,959,797

Series II	1,591,334	34,229,531	1,070,439	25,444,326

Issued in connection with acquisitions:(b)
Series I	-	-	1,178,993	33,175,816

Series II	-	-	1,932,777	52,511,224

Reacquired:
Series I	(366,279)	(9,501,279)	(384,653)	(10,411,754)

Series II	(2,214,542)	(56,211,685)	(2,404,860)	(64,398,596)

Net increase in share activity	537,021	$6,438,243	3,737,594	$99,209,283

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 86% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 29, 2022, the Fund acquired all the net assets of Invesco V.I. S&P 500 Index Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on December 1, 2021 and by the shareholders of the Target Fund on March 31, 2022. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 3,111,770 shares of the Fund for 5,131,794 shares outstanding of the Target Fund as of the close of business on April 29, 2022. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2022. The Target Fund’s net assets as of the close of business on April 29, 2022 of $85,687,040, including $64,778,725 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $387,559,878 and $473,246,918 immediately after the acquisition. The pro forma results of operations for the year ended December 31, 2022 assuming the reorganization had been completed on January 1, 2022, the beginning of the annual reporting period are as follows:

Net investment income	$6,076,093

Net realized/unrealized gains	(73,811,226)

Change in net assets resulting from operations	$(67,735,133)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since April 30, 2022.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,062.50	$1.77	$1,023.49	$1.73	0.34%
Series II	1,000.00	1,060.80	3.06	1,022.23	3.01	0.59

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$33,822,255
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	74.68%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIEQI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Equity and Income Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s broad market benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	10.56%
Series II Shares	10.24
Russell 1000 Value Index▼ (Broad Market Index)	11.46
Bloomberg U.S. Government/Credit Index▼ (Style-Specific Index)	5.72
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	15.47

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the

12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 Within the Russell 1000 Value Index, seven out of eleven sectors posted gains for the fiscal year. Communication services, information technology (IT) and industrials had the highest returns, while energy, consumer staples, health care and utilities declined.

 Stock selection in the IT sector was the largest contributor to relative performance during the fiscal year, due in part to Intel, Lam Research and Splunk. Intel reported broad revenue increases which resulted in earnings that came in above consensus expectations. Lam Research traded higher amid improving investor sentiment for semiconductors, as the cyclical slowdown in the industry appeared to be nearing an end. Despite a difficult environment for chipmakers, Intel and Lam Research have executed well, and we maintained our positions in these holdings at year-end. In September, Cisco announced its intent to acquire Splunk, which sent shares sharply higher, and we sold our position following the announcement.

 Stock selection and an underweight in utilities and consumer staples also aided relative performance, as these were among the weakest sectors within the benchmark for the fiscal year.

 Stock selection in consumer discretionary also contributed to the Fund’s relative return, due largely to Amazon.com. The company reported better-than-expected earnings and revenues, higher free cash flows and a reacceleration of growth in its Amazon Web Services business. Retail profitability was better-than-expected, as costs and capital expenditures decreased.

 Selection and an underweight position in health care also benefited relative returns, due in part to the Fund’s relative underweights in Johnson & Johnson and Pfizer which both posted negative returns for the period. We initially purchased Pfizer in August and missed much of the downturn in the stock. We held both positions at year-end.

 The communication services sector was the largest detractor from relative performance for the fiscal year. Specifically, the Fund’s underweight in Meta Platforms in the first half of the year hurt relative performance as the stock significantly outperformed the overall sector. Meta was later removed from the Russell 1000 Value Index in the annual rebalance in June, but the Fund held Meta at year-end.

 Stock selection in industrials also detracted from relative performance for the fiscal year, due primarily to Johnson Controls and RTX. Johnson Controls’ earnings were generally in line with expectations, but growth decelerated, and the company provided weaker guidance going forward. Aerospace and defense firm RTX announced a recall of engines made by subsidiary Pratt & Whitney. The recalled engines were thought to contain contaminated metal, impacting hundreds of Airbus jets. Though not a safety issue, the recall sent shares lower. We held both positions at year-end.

 Financials also detracted from relative returns, as the failure of several regional banks in March weighed on the overall banking industry and Fund holdings in smaller banks such as Citizens Financial. Similarly, Charles Schwab was affected by the bank crisis as investors became concerned about the company’s banking operation’s access to capital. While Schwab’s deposits have exposure to bond losses, we believe the company has adequate liquidity and reserves to meet client

Invesco V.I. Equity and Income Fund

withdrawals. We maintained our positions in these holdings at year-end.

 Selection in materials also detracted due to Corteva. After a period of strong inflation, corn and grain prices have begun to decline. This deflation is causing a slowdown in demand for Corteva’s seed and crop protection products, which hurt revenues. We reduced our position in the company during the year but maintained our position at year-end.

 The Fund holds investment-grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes underperformed the Russell 1000 Value Index and detracted from the Fund’s relative performance during the fiscal year.

 The Fund held currency-forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not used for speculative purposes or leverage, and these positions had negligible impact on the Fund’s relative performance for the fiscal year.

 Within the equity portion of the Fund, the team increased the Fund’s exposure to communication services, industrials, materials and utilities, and reduced exposure to health care and financials. At year-end, the Fund’s largest absolute sector exposures in the equity portion of the Fund were in financials, health care, IT and industrials. The largest overweight equity sleeve exposures relative to the Russell 1000 Value Index were in communication services and IT, while the largest underweights were in consumer staples and financials.

 As always, we thank you for your investment in Invesco V.I. Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Chuck Burge

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (6/1/10)	8.83%
10 Years	7.06
5 Years	9.93
1 Year	10.56

Series II Shares
Inception (4/30/03)	7.69%
10 Years	6.78
5 Years	9.64
1 Year	10.24

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are those of the Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Supplemental Information

Invesco V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Bloomberg U.S. Government/ Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
∎

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Equity and Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Common Stocks & Other Equity Interests	63.62%

U.S. Dollar Denominated Bonds & Notes	20.64

U.S. Treasury Securities	9.24

Security Types Each Less Than 1% of Portfolio	0.65

Money Market Funds Plus Other Assets Less Liabilities	5.85

Top 10 Equity Holdings*

		% of total net assets

1.	Wells Fargo & Co.	2.62%

2.	Bank of America Corp.	2.05

3.	CBRE Group, Inc., Class A	1.87

4.	ConocoPhillips	1.56

5.	Alphabet, Inc., Class A	1.51

6.	American International Group, Inc.	1.39

7.	Amazon.com, Inc.	1.34

8.	Exxon Mobil Corp.	1.34

9.	Ferguson PLC	1.32

10.	Johnson & Johnson	1.21

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–63.62%
Aerospace & Defense–1.62%

RTX Corp.	130,792	$ 11,004,839

Textron, Inc.	97,341	7,828,163

		18,833,002

Air Freight & Logistics–0.79%

FedEx Corp.	36,292	9,180,787

Apparel Retail–0.54%

TJX Cos., Inc. (The)	67,046	6,289,585

Application Software–0.75%

Salesforce, Inc.(b)	33,184	8,732,038

Asset Management & Custody Banks–0.99%

KKR & Co., Inc., Class A	138,207	11,450,450

Automobile Manufacturers–0.72%

General Motors Co.(c)	230,738	8,288,109

Broadline Retail–1.34%

Amazon.com, Inc.(b)	101,936	15,488,156

Building Products–1.18%

Johnson Controls International PLC	237,321	13,679,183

Cable & Satellite–1.30%

Charter Communications, Inc., Class A(b)	20,861	8,108,253

Comcast Corp., Class A(c)	157,562	6,909,094

		15,017,347

Cargo Ground Transportation–0.56%

J.B. Hunt Transport Services, Inc.(c)	32,635	6,518,515

Casinos & Gaming–0.63%

Las Vegas Sands Corp.	147,567	7,261,772

Communications Equipment–1.07%

Cisco Systems, Inc.(c)	246,247	12,440,398

Consumer Finance–0.55%

American Express Co.	34,329	6,431,195

Distributors–0.62%

Genuine Parts Co.	51,646	7,152,971

Diversified Banks–5.74%

Bank of America Corp.	706,437	23,785,734

PNC Financial Services Group, Inc. (The)	80,123	12,407,047

Wells Fargo & Co.	617,392	30,388,034

		66,580,815

Electric Utilities–1.86%

American Electric Power Co., Inc.	90,130	7,320,358

FirstEnergy Corp.(c)	173,298	6,353,105

PPL Corp.	288,921	7,829,759

		21,503,222

	Shares	Value
Electrical Components & Equipment–0.62%

Emerson Electric Co.	74,359	$ 7,237,362

Electronic Manufacturing Services–0.58%

TE Connectivity Ltd.	47,636	6,692,858

Fertilizers & Agricultural Chemicals–0.51%

Corteva, Inc.	123,768	5,930,963

Food Distributors–1.45%

Sysco Corp.	133,489	9,762,050

US Foods Holding Corp.(b)	154,043	6,995,093

		16,757,143

Gold–0.52%

Barrick Gold Corp. (Canada)	332,530	6,015,468

Health Care Equipment–1.68%

GE HealthCare Technologies, Inc.(b)(c)	83,381	6,447,019

Medtronic PLC	158,025	13,018,099

		19,465,118

Health Care Facilities–0.47%

Universal Health Services, Inc., Class B	35,975	5,484,029

Health Care Services–1.73%

Cigna Group (The)	30,375	9,095,794

CVS Health Corp.	139,403	11,007,261

		20,103,055

Industrial Machinery & Supplies & Components–1.68%

Parker-Hannifin Corp.	27,552	12,693,206

Stanley Black & Decker, Inc.(c)	69,400	6,808,140

		19,501,346

Insurance Brokers–1.07%

Willis Towers Watson PLC	51,539	12,431,207

Integrated Oil & Gas–3.36%

Chevron Corp.	66,970	9,989,245

Exxon Mobil Corp.	154,631	15,460,007

Shell PLC (Netherlands)	215,410	7,051,245

Suncor Energy, Inc. (Canada)	199,731	6,398,688

		38,899,185

Interactive Media & Services–2.12%

Alphabet, Inc., Class A(b)	124,941	17,453,008

Meta Platforms, Inc., Class A(b)	20,086	7,109,641

		24,562,649

Investment Banking & Brokerage–2.07%

Charles Schwab Corp. (The)	144,321	9,929,285

Goldman Sachs Group, Inc. (The)	36,311	14,007,694

		23,936,979

IT Consulting & Other Services–0.79%

Cognizant Technology Solutions Corp., Class A	120,510	9,102,120

Managed Health Care–1.47%

Centene Corp.(b)	158,610	11,770,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Managed Health Care–(continued)

Elevance Health, Inc.	11,229	$ 5,295,147

		17,065,595

Movies & Entertainment–0.73%

Walt Disney Co. (The)	93,952	8,482,926

Multi-line Insurance–1.39%

American International Group, Inc.	237,337	16,079,582

Oil & Gas Exploration & Production–1.56%

ConocoPhillips	155,641	18,065,251

Oil & Gas Refining & Marketing–0.67%

Phillips 66	58,042	7,727,712

Packaged Foods & Meats–0.74%

Kraft Heinz Co. (The)(c)	231,155	8,548,112

Pharmaceuticals–4.59%

Bristol-Myers Squibb Co.	190,704	9,785,022

GSK PLC	334,394	6,175,986

Johnson & Johnson	89,435	14,018,042

Merck & Co., Inc.	72,272	7,879,093

Pfizer, Inc.	210,948	6,073,193

Sanofi S.A.	93,417	9,283,107

		53,214,443

Property & Casualty Insurance–0.69%

Allstate Corp. (The)	57,059	7,987,119

Rail Transportation–0.82%

CSX Corp.	273,763	9,491,363

Real Estate Services–1.87%

CBRE Group, Inc., Class A(b)	232,982	21,688,294

Regional Banks–0.54%

Citizens Financial Group, Inc.	189,010	6,263,791

Semiconductor Materials & Equipment–0.70%

Lam Research Corp.	10,411	8,154,520

Semiconductors–2.49%

Intel Corp.	261,473	13,139,018

Micron Technology, Inc.	93,737	7,999,516

NXP Semiconductors N.V. (China)	33,617	7,721,152

		28,859,686

Specialty Chemicals–1.11%

DuPont de Nemours, Inc.	91,969	7,075,175

PPG Industries, Inc.	38,724	5,791,174

		12,866,349

Systems Software–0.83%

Oracle Corp.(c)	91,171	9,612,159

Tobacco–1.12%

Philip Morris International, Inc.	138,323	13,013,428

Trading Companies & Distributors–1.32%

Ferguson PLC	79,112	15,274,154

Transaction & Payment Processing Services–1.01%

Fiserv, Inc.(b)	88,228	11,720,208

	Shares	Value
Wireless Telecommunication Services–1.06%

T-Mobile US, Inc.	76,357	$ 12,242,318
Total Common Stocks & Other Equity Interests (Cost $538,293,268)		737,324,037

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–20.64%
Advertising–0.05%

Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	$550,000	536,234

Aerospace & Defense–0.39%

Boeing Co. (The), 5.81%, 05/01/2050	1,625,000	1,683,909
Lockheed Martin Corp.,
3.55%, 01/15/2026	1,355,000	1,331,018
4.15%, 06/15/2053	643,000	575,544
RTX Corp.,
4.45%, 11/16/2038	308,000	283,634
6.40%, 03/15/2054	569,000	659,192

		4,533,297

Agricultural Products & Services–0.02%

Ingredion, Inc., 6.63%, 04/15/2037	232,000	252,840

Air Freight & Logistics–0.05%

FedEx Corp., 4.90%, 01/15/2034	402,000	407,521

United Parcel Service, Inc., 3.40%, 11/15/2046	240,000	191,894

		599,415

Alternative Carriers–0.47%

Liberty Latin America Ltd. (Puerto Rico), Conv., 2.00%, 07/15/2024	2,743,000	2,646,995

Match Group Financeco 2, Inc., Conv., 0.88%, 06/15/2026(d)	1,583,000	1,431,665

Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(d)	1,560,000	1,362,036

		5,440,696

Application Software–1.40%

Dropbox, Inc., Conv., 0.00%, 03/01/2026(e)	5,339,000	5,264,254

Envestnet, Inc., Conv., 2.63%, 12/01/2027	1,671,000	1,656,379

Salesforce, Inc., 2.70%, 07/15/2041	1,413,000	1,080,245

Splunk, Inc., Conv., 1.13%, 06/15/2027	7,967,000	7,755,874

Workday, Inc., 3.50%, 04/01/2027	528,000	511,120

		16,267,872

Asset Management & Custody Banks–0.53%

Apollo Management Holdings L.P., 4.00%, 05/30/2024(d)	2,755,000	2,734,019

BlackRock, Inc., 4.75%, 05/25/2033	1,341,000	1,353,582

Brookfield Corp. (Canada), 4.00%, 01/15/2025	445,000	438,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)

KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(d)	$372,000	$ 341,225

KKR Group Finance Co. XII LLC, 4.85%, 05/17/2032(c)(d)	1,364,000	1,334,874

		6,202,029

Automobile Manufacturers–0.12%

General Motors Co., 6.60%, 04/01/2036	377,000	404,009

Honda Motor Co. Ltd. (Japan), 2.97%, 03/10/2032(c)	1,138,000	1,041,097

		1,445,106

Biotechnology–1.38%
AbbVie, Inc.,
4.50%, 05/14/2035	694,000	679,201
4.05%, 11/21/2039	1,322,000	1,194,413
4.85%, 06/15/2044	264,000	257,194

Alnylam Pharmaceuticals, Inc., Conv., 1.00%, 09/15/2027	3,310,000	3,268,625

Amgen, Inc., 5.25%, 03/02/2025	725,000	726,930

Halozyme Therapeutics, Inc., Conv., 0.25%, 03/01/2027	4,655,000	4,047,057

Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026	2,504,000	2,537,804

Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	1,875,000	3,251,250

		15,962,474

Brewers–0.23%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	959,000	956,417
4.90%, 02/01/2046	538,000	527,787

Heineken N.V. (Netherlands), 3.50%, 01/29/2028(d)	945,000	916,442

Molson Coors Beverage Co., 4.20%, 07/15/2046	377,000	321,801

		2,722,447

Broadline Retail–0.16%
Amazon.com, Inc.,
4.80%, 12/05/2034	9,000	9,294
2.88%, 05/12/2041	2,306,000	1,813,878

		1,823,172

Building Products–0.04%

Carrier Global Corp., 6.20%, 03/15/2054(d)	409,000	473,282

Cable & Satellite–1.19%
Cable One, Inc., Conv.,
0.00%, 03/15/2026(e)	5,466,000	4,665,231
1.13%, 03/15/2028	2,850,000	2,173,125

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	550,000	545,083

	Principal Amount	Value
Cable & Satellite–(continued)
Comcast Corp.,
3.15%, 03/01/2026(c)	$1,101,000	$ 1,069,108
4.15%, 10/15/2028	935,000	922,787
3.90%, 03/01/2038	756,000	676,586
2.89%, 11/01/2051	352,000	238,323
2.94%, 11/01/2056	265,000	174,452

Cox Communications, Inc., 2.95%, 10/01/2050(d)	202,000	129,801

Liberty Broadband Corp., Conv., 3.13%, 04/06/2026(d)(f)	3,270,000	3,247,437

		13,841,933

Commercial & Residential Mortgage Finance–0.06%

Aviation Capital Group LLC, 4.88%, 10/01/2025(d)	709,000	695,468

Commodity Chemicals–0.03%

LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	339,000	365,336

Computer & Electronics Retail–0.10%
Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	1,108,000	1,134,506
8.35%, 07/15/2046	2,000	2,630

		1,137,136

Consumer Finance–0.33%
American Express Co.,
3.38%, 05/03/2024	2,490,000	2,471,466
3.63%, 12/05/2024	324,000	318,851

General Motors Financial Co., Inc., 5.25%, 03/01/2026	480,000	480,473

Synchrony Financial, 3.95%, 12/01/2027	556,000	520,559

		3,791,349

Consumer Staples Merchandise Retail–0.15%

Dollar General Corp., 4.25%, 09/20/2024(c)	1,810,000	1,790,842

Diversified Banks–1.21%
Bank of America Corp.,
3.25%, 10/21/2027	525,000	499,874
2.57%, 10/20/2032(g)	874,000	724,969

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(d)	700,000	696,079
Citigroup, Inc.,
4.00%, 08/05/2024	60,000	59,364
3.67%, 07/24/2028(g)	511,000	487,334
6.68%, 09/13/2043	741,000	832,608
5.30%, 05/06/2044	228,000	219,134
4.75%, 05/18/2046	356,000	318,751

HSBC Holdings PLC (United Kingdom), 2.63%, 11/07/2025(g)	1,775,000	1,731,170
JPMorgan Chase & Co.,
3.20%, 06/15/2026	394,000	380,356
3.51%, 01/23/2029(g)	1,058,000	1,003,275
4.26%, 02/22/2048(g)	489,000	432,581
3.90%, 01/23/2049(g)	1,058,000	878,392

Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(d)	200,000	199,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
PNC Financial Services Group, Inc. (The),
3.45%, 04/23/2029	$689,000	$ 652,855
6.88%, 10/20/2034(g)	413,000	458,661

Societe Generale S.A. (France), 5.00%, 01/17/2024(d)	735,000	734,585

U.S. Bancorp, Series W, 3.10%, 04/27/2026	2,097,000	2,010,473
Wells Fargo & Co.,
3.55%, 09/29/2025	626,000	612,037
4.10%, 06/03/2026	505,000	494,112

4.65%, 11/04/2044	647,000	569,105

		13,994,997

Diversified Financial Services–0.03%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.85%, 10/29/2041	410,000	330,693

Diversified Metals & Mining–0.02%

Rio Tinto Finance (USA) Ltd. (Australia), 7.13%, 07/15/2028	182,000	200,562

Diversified REITs–0.08%

CubeSmart L.P., 2.50%, 02/15/2032(c)	1,063,000	885,416

Drug Retail–0.07%

CVS Pass-Through Trust, 6.04%, 12/10/2028	387,287	391,312

Walgreens Boots Alliance, Inc., 4.50%, 11/18/2034	428,000	380,975

		772,287

Electric Utilities–1.35%

Constellation Energy Generation LLC, 6.50%, 10/01/2053	274,000	309,550

Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	846,000	763,914

FirstEnergy Corp., Conv., 4.00%, 05/01/2026(d)	5,337,000	5,312,984

Georgia Power Co., Series B, 3.70%, 01/30/2050	350,000	277,193

National Rural Utilities Cooperative Finance Corp., 2.75%, 04/15/2032(c)	1,227,000	1,034,624
NextEra Energy Capital Holdings, Inc.,
5.75%, 09/01/2025	1,450,000	1,464,289
3.55%, 05/01/2027	530,000	510,814

PPL Capital Funding, Inc., Conv., 2.88%, 03/15/2028(d)	5,379,000	5,236,457

PPL Electric Utilities Corp., 6.25%, 05/15/2039	46,000	51,471

Xcel Energy, Inc., 3.50%, 12/01/2049	964,000	711,099

		15,672,395

Electrical Components & Equipment–0.02%

Rockwell Automation, Inc., 1.75%, 08/15/2031	307,000	253,481

Financial Exchanges & Data–0.02%

Nasdaq, Inc., 5.95%, 08/15/2053	166,000	178,620

	Principal Amount	Value

Health Care Equipment–0.40%

Becton, Dickinson and Co., 4.88%, 05/15/2044	$428,000	$ 386,548

Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025	4,244,000	4,006,336

Medtronic, Inc., 4.38%, 03/15/2035	249,000	243,234

		4,636,118

Health Care REITs–0.17%

Welltower OP LLC, Conv., 2.75%, 05/15/2028(d)	1,733,000	1,924,670

Health Care Services–0.11%

Cigna Group (The), 4.80%, 08/15/2038	307,000	297,120

CVS Health Corp., 3.38%, 08/12/2024	361,000	356,122

NXP B.V./NXP Funding LLC (China), 5.35%, 03/01/2026	676,000	679,789

		1,333,031

Health Care Supplies–0.14%

Merit Medical Systems, Inc., Conv., 3.00%, 02/01/2029(d)	1,444,000	1,605,006

Home Improvement Retail–0.23%

Home Depot, Inc. (The), 5.13%, 04/30/2025	2,200,000	2,212,576

Lowe’s Cos., Inc., 4.25%, 04/01/2052	497,000	421,318

		2,633,894

Hotels, Resorts & Cruise Lines–0.38%

Airbnb, Inc., Conv., 0.00%, 03/15/2026(e)	4,881,000	4,395,829

Industrial Conglomerates–0.13%

Honeywell International, Inc., 4.50%, 01/15/2034(c)	1,463,000	1,471,033

Industrial Machinery & Supplies & Components–0.25%

John Bean Technologies Corp., Conv., 0.25%, 05/15/2026	3,157,000	2,864,662

Insurance Brokers–0.02%

Willis North America, Inc., 3.60%, 05/15/2024	233,000	230,920

Integrated Oil & Gas–0.37%

BP Capital Markets America, Inc., 2.94%, 06/04/2051	991,000	687,233

Chevron Corp., 2.95%, 05/16/2026	952,000	921,292
Exxon Mobil Corp.,
2.71%, 03/06/2025	549,000	536,555
3.04%, 03/01/2026	1,098,000	1,066,892

Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025	1,098,000	1,077,440

		4,289,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Integrated Telecommunication Services–0.26%

AT&T, Inc.,
4.30%, 02/15/2030	$318,000	$ 311,655
3.55%, 09/15/2055	157,000	112,987
3.80%, 12/01/2057	255,000	189,772

Telefonica Emisiones S.A. (Spain), 5.21%, 03/08/2047	700,000	649,770
Verizon Communications, Inc.,
3.38%, 02/15/2025	1,284,000	1,260,704
3.40%, 03/22/2041	561,000	446,889

		2,971,777

Interactive Home Entertainment–0.03%

Take-Two Interactive Software, Inc., 3.70%, 04/14/2027	357,000	346,229

Interactive Media & Services–0.41%

Meta Platforms, Inc., 5.60%, 05/15/2053	1,368,000	1,483,783

Snap, Inc., Conv., 0.75%, 08/01/2026	3,098,000	3,304,792

		4,788,575

Internet Services & Infrastructure–0.26%

Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	3,174,000	3,008,952

Investment Banking & Brokerage–1.77%
Goldman Sachs Group, Inc. (The),
4.25%, 10/21/2025	529,000	519,556
2.91%, 07/21/2042(g)	323,000	235,832
GS Finance Corp.,
Series 0003, Conv.,
0.50%, 04/11/2028(d)	5,859,000	6,795,854
0.00%, 07/19/2029(d)(e)	5,880,000	6,414,492
1.00%, 07/30/2029	5,873,000	5,917,635

Morgan Stanley, 4.00%, 07/23/2025	654,000	644,995

		20,528,364

Life & Health Insurance–0.62%

American Equity Investment Life Holding Co., 5.00%, 06/15/2027	853,000	820,518

Athene Global Funding, 2.75%, 06/25/2024(d)	260,000	255,842

Brighthouse Financial, Inc., 3.85%, 12/22/2051	1,846,000	1,217,789

Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(d)	2,184,000	2,046,231

Guardian Life Global Funding, 2.90%, 05/06/2024(d)	689,000	682,919

Jackson National Life Global Funding, 3.25%, 01/30/2024(d)	453,000	452,163

Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	440,000	401,466

Pacific Life Global Funding II, 5.50%, 08/28/2026(d)	1,219,000	1,242,481

Prudential Financial, Inc., 3.91%, 12/07/2047	141,000	115,571

		7,234,980

	Principal Amount	Value
Life Sciences Tools & Services–0.17%

Thermo Fisher Scientific, Inc., 1.22%, 10/18/2024	$2,055,000	$ 1,990,357

Managed Health Care–0.04%

UnitedHealth Group, Inc., 3.50%, 08/15/2039	559,000	475,450

Movies & Entertainment–0.48%

Discovery Communications LLC, 4.90%, 03/11/2026	367,000	366,112

Liberty Media Corp.-Liberty Formula One, Conv., 2.25%, 08/15/2027	1,509,000	1,538,315

TWDC Enterprises 18 Corp., 3.00%, 02/13/2026	367,000	355,026
Warnermedia Holdings, Inc.,
3.79%, 03/15/2025	1,720,000	1,686,544
5.05%, 03/15/2042	835,000	736,537
5.14%, 03/15/2052	1,036,000	889,868

		5,572,402

Multi-line Insurance–0.05%

Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	887,000	640,534

Multi-Utilities–0.08%

NiSource, Inc., 4.38%, 05/15/2047	571,000	493,634

Sempra, 3.80%, 02/01/2038	559,000	478,284

		971,918

Oil & Gas Exploration & Production–0.27%

Cameron LNG LLC, 3.70%, 01/15/2039(d)	622,000	527,924

ConocoPhillips Co., 4.15%, 11/15/2034	230,000	215,821

Northern Oil and Gas, Inc., Conv., 3.63%, 04/15/2029	2,005,000	2,373,920

		3,117,665

Oil & Gas Refining & Marketing–0.04%

Valero Energy Corp., 4.00%, 06/01/2052	531,000	409,903

Oil & Gas Storage & Transportation–0.54%

Enbridge, Inc. (Canada), 5.97%, 03/08/2026	412,000	412,110
Energy Transfer L.P.,
6.40%, 12/01/2030	445,000	476,301
4.90%, 03/15/2035	344,000	328,225
5.30%, 04/01/2044	587,000	541,339
5.00%, 05/15/2050	724,000	646,646
Enterprise Products Operating LLC,
6.45%, 09/01/2040	23,000	26,070
4.25%, 02/15/2048	696,000	612,398
Kinder Morgan, Inc.,
4.30%, 06/01/2025	878,000	867,734
5.30%, 12/01/2034	407,000	404,351

MPLX L.P., 4.50%, 04/15/2038	810,000	722,139

Spectra Energy Partners L.P., 4.50%, 03/15/2045	488,000	419,073

Texas Eastern Transmission L.P., 7.00%, 07/15/2032	169,000	189,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)

Williams Cos., Inc. (The), 5.40%, 03/02/2026	$658,000	$ 664,777

		6,310,550

Other Specialized REITs–0.13%

EPR Properties, 4.75%, 12/15/2026	1,556,000	1,490,001

Packaged Foods & Meats–0.01%

Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	63,000	62,188

Paper & Plastic Packaging Products & Materials–0.02%

International Paper Co., 6.00%, 11/15/2041	223,000	236,359

Passenger Airlines–0.09%

American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	229,744	214,009

United Airlines Pass-Through Trust,
Series 2012-1, Class A, 4.15%, 04/11/2024	224,690	223,693
Series 2014-2, Class A, 3.75%, 09/03/2026	291,607	278,158
Series 2018-1, Class AA, 3.50%, 03/01/2030	388,889	355,023

		1,070,883

Personal Care Products–0.06%

Kenvue, Inc., 5.05%, 03/22/2053(c)	714,000	739,333

Pharmaceuticals–0.52%

Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	985,000	936,954

Bayer US Finance LLC (Germany), 6.88%, 11/21/2053(d)	274,000	292,112
Bristol-Myers Squibb Co.,
4.13%, 06/15/2039	621,000	559,947
6.25%, 11/15/2053	547,000	626,523

GlaxoSmithKline Capital, Inc. (United Kingdom), 6.38%, 05/15/2038	64,000	74,382

Haleon US Capital LLC, 4.00%, 03/24/2052	315,000	267,228

Pacira BioSciences, Inc., Conv., 0.75%, 08/01/2025	3,155,000	2,924,291

Zoetis, Inc., 4.70%, 02/01/2043	333,000	318,915

		6,000,352

Property & Casualty Insurance–0.14%

Allstate Corp. (The), 3.28%, 12/15/2026	302,000	291,534
Markel Group, Inc.,
5.00%, 03/30/2043	351,000	316,278
5.00%, 05/20/2049	497,000	463,942

Travelers Cos., Inc. (The), 4.60%, 08/01/2043	605,000	579,110

		1,650,864

Rail Transportation–0.25%

Canadian Pacific Railway Co. (Canada), 3.00%, 12/02/2041	399,000	356,539

	Principal Amount	Value
Rail Transportation–(continued)
Norfolk Southern Corp.,
3.40%, 11/01/2049	$461,000	$ 350,275
5.35%, 08/01/2054	467,000	486,017
Union Pacific Corp.,
3.65%, 02/15/2024	92,000	91,755
3.20%, 05/20/2041	1,018,000	815,951
4.15%, 01/15/2045	426,000	358,296
3.84%, 03/20/2060	519,000	424,124

		2,882,957

Reinsurance–0.04%

PartnerRe Finance B LLC, 3.70%, 07/02/2029(c)	500,000	473,789

Renewable Electricity–0.05%

Oglethorpe Power Corp., 4.55%, 06/01/2044	679,000	572,494

Restaurants–0.06%

Starbucks Corp., 3.55%, 08/15/2029	705,000	679,972

Retail REITs–0.19%

Kimco Realty OP LLC, 3.20%, 04/01/2032	1,500,000	1,306,208
Regency Centers L.P.,
2.95%, 09/15/2029	750,000	673,257
4.65%, 03/15/2049	256,000	220,377

		2,199,842

Self-Storage REITs–0.07%
Extra Space Storage L.P.,
3.50%, 07/01/2026	404,000	387,955
5.70%, 04/01/2028	368,000	377,483

		765,438

Semiconductors–0.72%

Broadcom, Inc., 3.47%, 04/15/2034(d)	640,000	557,086

Marvell Technology, Inc., 2.45%, 04/15/2028	1,210,000	1,092,651

Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	5,161,000	5,664,197
Micron Technology, Inc.,
4.66%, 02/15/2030(c)	680,000	664,296
3.37%, 11/01/2041	179,000	133,822

Texas Instruments, Inc., 2.63%, 05/15/2024	215,000	212,821

		8,324,873

Specialty Chemicals–0.01%

Sherwin-Williams Co. (The), 4.50%, 06/01/2047	159,000	145,801

Systems Software–0.23%

Microsoft Corp., 3.50%, 02/12/2035	404,000	383,162

Oracle Corp., 3.60%, 04/01/2040	965,000	770,293

VMware LLC, 1.00%, 08/15/2024	1,509,000	1,466,143

		2,619,598

Technology Distributors–0.06%

Avnet, Inc., 4.63%, 04/15/2026	671,000	660,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–0.03%
Apple, Inc., 3.35%, 02/09/2027	$315,000	$307,033

Telecom Tower REITs–0.17%
American Tower Corp., 1.60%, 04/15/2026	852,000	788,028

Crown Castle, Inc.,
2.50%, 07/15/2031(c)	1,413,000	1,179,315

4.75%, 05/15/2047	46,000	40,006

		2,007,349

Tobacco–0.28%
Altria Group, Inc., 5.80%, 02/14/2039	1,124,000	1,146,902

Philip Morris International, Inc.,
3.25%, 11/10/2024	1,105,000	1,086,612

4.88%, 11/15/2043	1,102,000	1,036,555

		3,270,069

Trading Companies & Distributors–0.04%
Air Lease Corp., 4.25%, 09/15/2024	427,000	422,409

Transaction & Payment Processing Services–0.37%
Block, Inc., Conv., 0.13%, 03/01/2025	4,256,000	4,178,966

Fiserv, Inc., 2.75%, 07/01/2024	170,000	167,509

		4,346,475

Wireless Telecommunication Services–0.38%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042(c)	600,000	541,563

Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	533,000	470,268

4.30%, 02/15/2048	1,394,000	1,164,305

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(d)	478,125	474,228

T-Mobile USA, Inc.,
2.70%, 03/15/2032	1,074,000	915,913

3.40%, 10/15/2052	750,000	546,891

6.00%, 06/15/2054	296,000	324,937

		4,438,105

Total U.S. Dollar Denominated Bonds & Notes (Cost $248,497,064)		239,288,381

U.S. Treasury Securities–9.24%

U.S. Treasury Bills–0.01%
4.79% - 5.05%, 04/18/2024(h)(i)	128,000	126,027

U.S. Treasury Bonds–1.33%
4.50%, 02/15/2036	2,636,800	2,813,342

4.50%, 08/15/2039	36,400	38,533

4.38%, 05/15/2040	72,800	75,634

4.75%, 11/15/2043(c)	8,417,800	9,032,036

4.13%, 08/15/2053	3,447,000	3,485,240

		15,444,785

	Principal Amount	Value
U.S. Treasury Notes–7.90%
4.88%, 11/30/2025	$27,335,300	$27,620,398

4.38%, 12/15/2026	29,059,500	29,347,825

4.38%, 11/30/2028	19,083,000	19,530,258

4.38%, 11/30/2030	14,055,100	14,455,890

4.50%, 11/15/2033	499,000	524,028

		91,478,399

Total U.S. Treasury Securities (Cost $105,810,517)		107,049,211

	Shares
Preferred Stocks–0.58%

Asset Management & Custody Banks–0.19%
AMG Capital Trust II, 5.15%, Conv. Pfd.	44,432	2,238,040

Oil & Gas Storage & Transportation–0.39%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	95,499	4,498,003

Total Preferred Stocks (Cost $5,687,926)		6,736,043

	Principal
	Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.07%
Federal Home Loan Mortgage Corp. (FHLMC)–0.07%
6.75%, 03/15/2031	$682,000	794,180

5.50%, 02/01/2037	3	3

		794,183

Federal National Mortgage Association (FNMA)–0.00%
9.50%, 04/01/2030	81	82

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $842,415)		794,265

	Shares
Money Market Funds–5.66%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(j)(k)	22,970,144	22,970,144

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(j)(k)	16,401,953	16,413,434

Invesco Treasury Portfolio, Institutional Class, 5.26%(j)(k)	26,251,593	26,251,593

Total Money Market Funds (Cost $65,629,379)		65,635,171

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.81% (Cost $964,760,569)		1,156,827,108

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–4.14%
Invesco Private Government Fund, 5.32%(j)(k)(l)	13,019,935	13,019,935

Invesco Private Prime Fund, 5.55%(j)(k)(l)	34,922,009	34,946,455

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $47,964,078)		47,966,390

TOTAL INVESTMENTS IN SECURITIES–103.95% (Cost $1,012,724,647)		1,204,793,498

OTHER ASSETS LESS LIABILITIES–(3.95)%		(45,793,394)

NET ASSETS–100.00%		$1,159,000,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Investment Abbreviations:

Conv.	- Convertible
Pfd.	- Preferred
REIT	- Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $51,224,848, which represented 4.42% of the Fund’s Net Assets.

(e)	Zero coupon bond issued at a discount.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$17,481,130	$150,880,125	$ (145,391,111)	$ -	$-	$22,970,144	$ 807,325
Invesco Liquid Assets Portfolio, Institutional Class	12,486,521	107,771,518	(103,850,793)	5,792	396	16,413,434	590,218
Invesco Treasury Portfolio, Institutional Class	19,978,434	172,434,429	(166,161,270)	-	-	26,251,593	921,349
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	24,449,135	293,300,447	(304,729,647)	-	-	13,019,935	398,511*
Invesco Private Prime Fund	62,858,030	618,504,320	(646,416,332)	1,759	(1,322)	34,946,455	1,084,202*
Total	$137,253,250	$1,342,890,839	$(1,366,549,153)	$7,551	$(926)	$113,601,561	$ 3,801,605

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(l)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	8	March-2024	$(870,188)	$(18,704)	$ (18,704)
U.S. Treasury 10 Year Ultra Notes	28	March-2024	(3,304,437)	(140,474)	(140,474)
Total Futures Contracts				$(159,178)	$(159,178)

Open Forward Foreign Currency Contracts
		Contract to				Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

01/05/2024	State Street Bank & Trust Co.	USD	387,826	CAD	526,929	$9,861
01/05/2024	State Street Bank & Trust Co.	USD	242,720	EUR	223,836	4,402

01/05/2024	State Street Bank & Trust Co.	USD	10,109,503	GBP	7,945,146	17,891

02/05/2024	State Street Bank & Trust Co.	CAD	6,438,951	USD	4,872,530	10,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Open Forward Foreign Currency Contracts–(continued)
		Contract to				Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

02/05/2024	State Street Bank & Trust Co.	EUR	6,259,406	USD	6,928,568	$ 9,563

Subtotal–Appreciation						52,527

Currency Risk

01/05/2024	Bank of New York Mellon (The)	CAD	6,409,945	USD	4,724,047	(113,700)

01/05/2024	Bank of New York Mellon (The)	EUR	5,860,382	USD	6,446,643	(23,424)

01/05/2024	Bank of New York Mellon (The)	GBP	7,498,173	USD	9,513,832	(43,820)

01/05/2024	State Street Bank & Trust Co.	CAD	649,688	USD	483,411	(6,925)

01/05/2024	State Street Bank & Trust Co.	EUR	726,246	USD	787,428	(14,374)

01/05/2024	State Street Bank & Trust Co.	GBP	552,956	USD	695,929	(8,904)

01/05/2024	State Street Bank & Trust Co.	USD	4,941,351	CAD	6,532,704	(10,955)

01/05/2024	State Street Bank & Trust Co.	USD	7,034,976	EUR	6,362,792	(10,231)

01/05/2024	State Street Bank & Trust Co.	USD	135,447	GBP	105,983	(354)

02/05/2024	State Street Bank & Trust Co.	GBP	7,832,105	USD	9,968,664	(16,315)

02/05/2024	State Street Bank & Trust Co.	USD	88,931	CAD	117,465	(239)

Subtotal–Depreciation						(249,241)

Total Forward Foreign Currency Contracts						$(196,714)

Abbreviations:

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound Sterling
USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $899,131,190)*	$1,091,191,937

Investments in affiliated money market funds, at value (Cost $113,593,457)	113,601,561

Other investments:
Variation margin receivable – futures contracts	1,956

Unrealized appreciation on forward foreign currency contracts outstanding	52,527

Foreign currencies, at value (Cost $140,872)	140,859

Receivable for:
Fund shares sold	284,119

Dividends	1,271,156

Interest	2,089,367

Investment for trustee deferred compensation and retirement plans	135,234

Other assets	3,594

Total assets	1,208,772,310

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	249,241

Payable for:
Fund shares reacquired	437,706

Amount due custodian	257,093

Accrued foreign taxes	4,809

Collateral upon return of securities loaned	47,964,078

Accrued fees to affiliates	636,668

Accrued other operating expenses	75,925

Trustee deferred compensation and retirement plans	146,686

Total liabilities	49,772,206

Net assets applicable to shares outstanding	$1,159,000,104

Net assets consist of:
Shares of beneficial interest	$909,522,437

Distributable earnings	249,477,667

$1,159,000,104

Net Assets:
Series I	$69,222,580

Series II	$1,089,777,524

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,201,161

Series II	66,613,394

Series I:
Net asset value per share	$16.48

Series II:
Net asset value per share	$16.36

*	At December 31, 2023, securities with an aggregate value of $44,700,385 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Interest	$11,738,697

Dividends (net of foreign withholding taxes of $148,982)	16,096,782

Dividends from affiliated money market funds (includes net securities lending income of $145,360)	2,464,252

Foreign withholding tax claims	57,504

Total investment income	30,357,235

Expenses:
Advisory fees	4,286,407

Administrative services fees	1,836,108

Custodian fees	13,120

Distribution fees - Series II	2,619,728

Transfer agent fees	56,583

Trustees’ and officers’ fees and benefits	25,915

Reports to shareholders	4,152

Professional services fees	80,934

Other	13,560

Total expenses	8,936,507

Less: Fees waived	(51,424)

Net expenses	8,885,083

Net investment income	21,472,152

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	49,642,890

Affiliated investment securities	(926)

Foreign currencies	75,295

Forward foreign currency contracts	78,487

Futures contracts	268,217

50,063,963

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	32,591,289

Affiliated investment securities	7,551

Foreign currencies	(1,936)

Forward foreign currency contracts	(454,375)

Futures contracts	(159,728)

31,982,801

Net realized and unrealized gain	82,046,764

Net increase in net assets resulting from operations	$103,518,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$21,472,152	$18,095,869

Net realized gain	50,063,963	56,359,268

Change in net unrealized appreciation (depreciation)	31,982,801	(176,403,488)

Net increase (decrease) in net assets resulting from operations	103,518,916	(101,948,351)

Distributions to shareholders from distributable earnings:
Series I	(4,940,731)	(11,036,488)

Series II	(69,956,414)	(157,488,383)

Total distributions from distributable earnings	(74,897,145)	(168,524,871)

Share transactions–net:
Series I	(4,133,968)	9,142,062

Series II	36,750,404	(4,061,072)

Net increase in net assets resulting from share transactions	32,616,436	5,080,990

Net increase (decrease) in net assets	61,238,207	(265,392,232)

Net assets:
Beginning of year	1,097,761,897	1,363,154,129

End of year	$1,159,000,104	$1,097,761,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$16.14	$0.35	$ 1.22	$ 1.57	$ (0.34)	$ (0.89)	$ (1.23)	$16.48	10.56%	$69,223	0.56%	0.56%	2.16%	148%
Year ended 12/31/22	20.69	0.33	(1.94)	(1.61)	(0.34)	(2.60)	(2.94)	16.14	(7.51)	71,423	0.56	0.56	1.77	146
Year ended 12/31/21	17.93	0.25	3.09	3.34	(0.38)	(0.20)	(0.58)	20.69	18.65	79,349	0.55	0.55	1.24	144
Year ended 12/31/20	17.52	0.30	1.30	1.60	(0.42)	(0.77)	(1.19)	17.93	9.95	43,099	0.56	0.57	1.84	96
Year ended 12/31/19	16.12	0.36	2.82	3.18	(0.47)	(1.31)	(1.78)	17.52	20.37	50,731	0.54	0.55	2.02	150
Series II
Year ended 12/31/23	16.03	0.31	1.20	1.51	(0.29)	(0.89)	(1.18)	16.36	10.24	1,089,778	0.81	0.81	1.91	148
Year ended 12/31/22	20.55	0.28	(1.92)	(1.64)	(0.28)	(2.60)	(2.88)	16.03	(7.71)	1,026,339	0.81	0.81	1.52	146
Year ended 12/31/21	17.82	0.20	3.07	3.27	(0.34)	(0.20)	(0.54)	20.55	18.35	1,283,805	0.80	0.80	0.99	144
Year ended 12/31/20	17.42	0.26	1.28	1.54	(0.37)	(0.77)	(1.14)	17.82	9.65	1,224,382	0.81	0.82	1.59	96
Year ended 12/31/19	16.04	0.31	2.80	3.11	(0.42)	(1.31)	(1.73)	17.42	20.01	1,235,269	0.79	0.80	1.77	150

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $22,225,472 in connection with the acquisition of Invesco V.I. Managed Volatility Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Equity and Income Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund.

Invesco V.I. Equity and Income Fund

Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $3,544 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

P.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Invesco V.I. Equity and Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 150 million	0.500%

Next $100 million	0.450%

Next $100 million	0.400%
Over $350 million	0.350%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $51,424.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $159,970 for accounting and fund administrative services and was reimbursed $1,676,138 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $61,972 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Equity and Income Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$714,813,699	$22,510,338	$–	$737,324,037

U.S. Dollar Denominated Bonds & Notes	–	239,288,381	–	239,288,381

U.S. Treasury Securities	–	107,049,211	–	107,049,211

Preferred Stocks	6,736,043	–	–	6,736,043

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	794,265	–	794,265

Money Market Funds	65,635,171	47,966,390	–	113,601,561

Total Investments in Securities	787,184,913	417,608,585	–	1,204,793,498

Other Investments - Assets*

Forward Foreign Currency Contracts	–	52,527	–	52,527

Other Investments - Liabilities*

Futures Contracts	(159,178)	–	–	(159,178)

Forward Foreign Currency Contracts	–	(249,241)	–	(249,241)

	(159,178)	(249,241)	–	(408,419)

Total Other Investments	(159,178)	(196,714)	–	(355,892)

Total Investments	$787,025,735	$417,411,871	$–	$1,204,437,606

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$52,527

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$52,527

	Value
	Currency	Interest
Derivative Liabilities	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$(159,178)	$(159,178)

Unrealized depreciation on forward foreign currency contracts outstanding	(249,241)	–	(249,241)

Total Derivative Liabilities	(249,241)	(159,178)	(408,419)

Derivatives not subject to master netting agreements	–	159,178	159,178

Total Derivative Liabilities subject to master netting agreements	$(249,241)	$–	$(249,241)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Bank of New York Mellon (The)	$ –	$(180,944)	$(180,944)	$–	$–	$(180,944)

State Street Bank & Trust Co.	52,527	(68,297)	(15,770)	–	–	(15,770)

Total	$52,527	$(249,241)	$ (196,714)	$–	$–	$(196,714)

Invesco V.I. Equity and Income Fund

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency	Interest
	Risk	Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$78,487	$-	$78,487

Futures contracts	-	268,217	268,217

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(454,375)	-	(454,375)

Futures contracts	-	(159,728)	(159,728)

Total	$(375,888)	$108,489	$(267,399)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$33,619,068	$3,135,660

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$18,698,527	$34,788,243

Long-term capital gain	56,198,618	133,736,628

Total distributions	$74,897,145	$168,524,871

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$22,117,846

Undistributed long-term capital gain	50,437,353

Net unrealized appreciation – investments	177,017,995

Net unrealized appreciation – foreign currencies	5,790

Temporary book/tax differences	(101,317)

Shares of beneficial interest	909,522,437

Total net assets	$1,159,000,104

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, convertible securities and equity securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Equity and Income Fund

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $376,944,531 and $400,657,247, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$201,277,285

Aggregate unrealized (depreciation) of investments	(24,259,290)

Net unrealized appreciation of investments	$177,017,995

Cost of investments for tax purposes is $1,027,419,611.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, grantor trusts, return of capital and amortization and accretion on debt securities, on December 31, 2023, undistributed net investment income was increased by $1,807,002, undistributed net realized gain was decreased by $443,946 and shares of beneficial interest was decreased by $1,363,056. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	335,065	$5,523,303	490,825	$9,376,057

Series II	15,566,349	252,341,098	5,258,697	96,785,873

Issued as reinvestment of dividends:
Series I	333,833	4,940,731	695,431	11,036,488

Series II	4,758,940	69,956,414	9,986,581	157,488,383

Reacquired:
Series I	(892,355)	(14,598,002)	(596,455)	(11,270,483)

Series II	(17,743,643)	(285,547,108)	(13,675,775)	(258,335,328)

Net increase in share activity	2,358,189	$32,616,436	2,159,304	$5,080,990

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Conservative Balanced Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated on or about April 29, 2024. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equity and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,064.70	$2.91	$1,022.38	$2.85	0.56%
Series II	1,000.00	1,063.20	4.21	1,021.12	4.13	0.81

1

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$56,198,618
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	61.44%
U.S. Treasury Obligations*	24.84%
Qualified Business Income*	0.00%
Business Interest Income*	35.85%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Equity and Income Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. EQV International Equity Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIGR-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. EQV International Equity Fund (the Fund) outperformed the MSCI All Country World ex USA Index, the Fund’s broad market benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	18.15%
Series II Shares	17.86
MSCI All Country World ex USA Index▼ (Broad Market Index)	15.62

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS take-over of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, although China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

Both developed and emerging market equities finished the fiscal year ended December 31, 2023, in positive territory, with developed market equities outperforming emerging market equities.

The Invesco V.I. EQV International Equity Fund outperformed the MSCI All Country World ex USA Index for the fiscal year.

Strong stock selection and an overweight in information technology (IT) was the largest contributor to relative outperformance. US semiconductor products manufacturer Broadcom was a key contributor to both absolute and relative return within the IT sector. Broadcom completed its acquisition of VM-ware, a cloud computing software business, during the fourth quarter. Broadcom has already shown progress in integrating VMware and extracting synergies. The company’s overall earnings results and business guidance have been reassuring, with strong growth in generative artificial intelligence. Fund holdings in the materials sector outperformed those of the benchmark index, adding to relative return. Irish building materials company CRH was a notable relative contributor within the materials sector. Stock selection in industrials also contributed to relative performance with Schneider Electric, a French multinational company that specializes in products and services which help control/streamline energy consumption, being a key relative contributor. An overweight in the industrials sector relative to the benchmark index was beneficial as well. On a geographic basis, the Fund’s US holdings were the largest contributors to relative results. Additionally, stock selection in the UK and France and an overweight in France added to relative performance.

Conversely, stock selection and an overweight in consumer staples was the largest detractor from relative return. Within consumer staples, weakness was seen in Chinese holdings China Mengniu Dairy and China Resources Beer due to weak China sentiment amid macro softness. The fund’s holdings in financials underperformed those of the benchmark index, detracting from relative results. India-based HDFC Bank was a notable relative detractor. The bank finalized a merger with its former parent company during the fiscal year. Surprises in the merger accounting, with slightly lower-than-expected margins and equity, caused a selloff. However, we believe the bank’s financial performance and outlook remain favorable with no change to strong long-term fundamentals, including earnings power. Stock selection in consumer discretionary also detracted from relative performance with fast-food restaurant company Yum China being a key detractor. Geographically, stock selection in China, Italy and India were among the largest detractors from relative performance.

 During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our evaluation of the EQV characteristics for each company. We added several new holdings, including British information services publisher RELX, Japanese cycling components manufacturer Shimano and Indian life insurance company SBI Life Insurance. We sold several holdings during the fiscal year, including Japanese health care company Olympus, Danish brewing company Carlsberg and Chinese ecommerce company JD.com.

 As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. Our EQV investment approach focuses on Earnings, demonstrated by sustainable earnings growth; Quality, demonstrated by efficient capital allocation; and Valuation, demonstrated by attractive prices. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

 We thank you for your continued investment in Invesco V.I. EQV International Equity Fund.

Invesco V.I. EQV International Equity Fund

Portfolio manager(s):

Brent Bates

Mark Jason

Mark McDonnell

Richard Nield

Michael Shaman

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. EQV International Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (5/5/93)	6.75%
10 Years	4.33
5 Years	8.42
1 Year	18.15

Series II Shares
Inception (9/19/01)	6.66%
10 Years	4.07
5 Years	8.15
1 Year	17.86

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. EQV International Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. EQV International Equity Fund

Supplemental Information

Invesco V.I. EQV International Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. EQV International Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	21.75%

Information Technology	15.94

Consumer Staples	15.45

Financials	13.90

Consumer Discretionary	12.81

Health Care	7.61

Materials	6.61

Energy	3.07

Communication Services	1.35

Money Market Funds Plus Other Assets Less Liabilities	1.51

Top 10 Equity Holdings*

		% of total net assets

1.	Wal-Mart de Mexico S.A.B. de C.V., Series V	3.22%

2.	Investor AB, Class B	3.13

3.	Broadcom, Inc.	2.96

4.	RELX PLC	2.58

5.	ICON PLC	2.55

6.	Novo Nordisk A/S, Class B	2.42

7.	HDFC Bank Ltd., ADR	2.38

8.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.35

9.	CGI, Inc., Class A	2.25

10.	Schneider Electric SE	2.20

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. EQV International Equity Fund

Schedule of Investments

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–98.49%
Australia–2.22%
Aristocrat Leisure Ltd.	477,847	$13,276,272

CSL Ltd.	78,023	15,210,516

		28,486,788

Brazil–1.94%
B3 S.A. - Brasil, Bolsa, Balcao	4,171,002	12,479,511

MercadoLibre, Inc.(a)	7,874	12,374,306

		24,853,817

Canada–4.38%
CGI, Inc., Class A(a)	269,932	28,917,284

Magna International, Inc.	203,019	11,995,289

RB Global, Inc.	229,450	15,354,388

		56,266,961

China–4.92%
Airtac International Group	550,000	18,071,972

China Mengniu Dairy Co. Ltd.	3,746,000	10,091,392

China Resources Beer (Holdings) Co. Ltd.	2,300,000	10,092,274

Wuliangye Yibin Co. Ltd., A Shares	615,841	12,190,793

Yum China Holdings, Inc.(b)	300,041	12,730,740

		63,177,171

Denmark–2.42%
Novo Nordisk A/S, Class B	300,074	31,097,015

France–12.44%
Air Liquide S.A.	111,372	21,683,619

Arkema S.A.	115,603	13,169,252

Capgemini SE	90,109	18,832,018

LVMH Moet Hennessy Louis Vuitton SE	31,447	25,551,846

Pernod Ricard S.A.	80,136	14,161,778

Publicis Groupe S.A.	187,282	17,400,709

Schneider Electric SE	140,136	28,210,243

TotalEnergies SE	304,454	20,702,561

		159,712,026

Germany–0.82%
Deutsche Boerse AG	51,270	10,558,271

Hong Kong–3.19%
AIA Group Ltd.	1,744,600	15,183,043

Techtronic Industries Co. Ltd.	2,162,000	25,760,410

		40,943,453

India–3.57%
HDFC Bank Ltd., ADR	454,537	30,503,978

SBI Life Insurance Co. Ltd.(c)	887,353	15,271,131

		45,775,109

Ireland–2.41%
Flutter Entertainment PLC(a)	103,108	18,301,818

Kingspan Group PLC	146,143	12,630,456

		30,932,274

Italy–2.13%
FinecoBank Banca Fineco S.p.A.	1,818,790	27,362,174

	Shares	Value

Japan–12.27%
Asahi Group Holdings Ltd.	658,900	$24,535,046

BayCurrent Consulting, Inc.	309,900	10,848,357

FANUC Corp.	795,100	23,335,480

Hoya Corp.	149,000	18,556,329

Keyence Corp.	15,200	6,678,215

Komatsu Ltd.	290,000	7,546,768

Shimano, Inc.	90,500	13,940,988

SMC Corp.	18,500	9,896,316

Sony Group Corp.	223,600	21,159,905

Tokyo Electron Ltd.	117,700	20,919,981

		157,417,385

Mexico–3.22%
Wal-Mart de Mexico S.A.B. de C.V., Series V	9,789,136	41,258,375

Netherlands–6.99%
ASML Holding N.V.	31,022	23,418,120

Heineken N.V.	214,440	21,786,994

Shell PLC	573,788	18,782,414

Wolters Kluwer N.V.	180,539	25,685,189

		89,672,717

Singapore–1.56%
STMicroelectronics N.V.	239,999	12,038,099

United Overseas Bank Ltd.	372,566	8,041,165

		20,079,264

South Korea–1.99%
Samsung Electronics Co. Ltd.	421,255	25,568,827

Spain–1.28%
Amadeus IT Group S.A.	228,094	16,382,062

Sweden–5.79%
Investor AB, Class B	1,730,049	40,119,324

Sandvik AB	700,562	15,219,949

Svenska Handelsbanken AB, Class A	1,746,948	18,984,840

		74,324,113

Switzerland–3.50%
Cie Financiere Richemont S.A.	134,088	18,520,780

Nestle S.A.	227,253	26,343,136

		44,863,916

Taiwan–2.35%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	290,365	30,197,960

United Kingdom–9.70%
Ashtead Group PLC	346,113	24,057,325

BAE Systems PLC	936,764	13,259,142

DCC PLC	221,156	16,272,882

Haleon PLC	4,816,902	19,721,700

Reckitt Benckiser Group PLC	261,746	18,061,367

RELX PLC	834,390	33,103,429

		124,475,845

United States–9.40%
Broadcom, Inc.	33,990	37,941,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. EQV International Equity Fund

	Shares	Value

United States–(continued)
CRH PLC	319,303	$22,082,995

ICON PLC(a)(b)	115,666	32,741,575

Linde PLC	67,980	27,920,066

		120,685,973

Total Common Stocks & Other Equity Interests (Cost $876,262,412)		1,264,091,496

Money Market Funds–1.35%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	6,259,672	6,259,672

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	3,967,116	3,969,893

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	7,153,912	7,153,912

Total Money Market Funds (Cost $17,379,917)		17,383,477

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.84% (Cost $893,642,329)		1,281,474,973

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.10%
Invesco Private Government Fund, 5.32%(d)(e)(f)	353,610	$353,610

Invesco Private Prime Fund, 5.55%(d)(e)(f)	908,647	909,283

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,262,770)		1,262,893

TOTAL INVESTMENTS IN SECURITIES–99.94% (Cost $894,905,099)		1,282,737,866

OTHER ASSETS LESS LIABILITIES–0.06%		725,057

NET ASSETS–100.00%		$1,283,462,923

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $15,271,131, which represented 1.19% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 6,646,633	$116,857,891	$(117,244,852)	$ -	$ -	$ 6,259,672	$ 457,122
Invesco Liquid Assets Portfolio, Institutional Class	4,243,888	83,469,923	(83,746,323)	941	1,464	3,969,893	308,805
Invesco Treasury Portfolio, Institutional Class	7,596,153	133,551,876	(133,994,117)	-	-	7,153,912	521,668
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	760,986	144,175,587	(144,582,963)	-	-	353,610	209,056*
Invesco Private Prime Fund	1,956,820	303,702,217	(304,750,897)	(58)	1,201	909,283	553,118*
Total	$21,204,480	$781,757,494	$(784,319,152)	$883	$2,665	$18,646,370	$2,049,769

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. EQV International Equity Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $876,262,412)*	$1,264,091,496

Investments in affiliated money market funds, at value (Cost $18,642,687)	18,646,370

Foreign currencies, at value (Cost $1,921,797)	1,956,734

Receivable for:
Fund shares sold	102,360

Dividends	2,173,302

Investment for trustee deferred compensation and retirement plans	175,634

Other assets	4,180

Total assets	1,287,150,076

Liabilities:
Payable for:
Fund shares reacquired	594,915

Amount due custodian	559,460

Accrued foreign taxes	279,441

Collateral upon return of securities loaned	1,262,770

Accrued fees to affiliates	729,546

Accrued other operating expenses	71,928

Trustee deferred compensation and retirement plans	189,093

Total liabilities	3,687,153

Net assets applicable to shares outstanding	$1,283,462,923

Net assets consist of:
Shares of beneficial interest	$909,211,220

Distributable earnings	374,251,703

$1,283,462,923

Net Assets:
Series I	$532,381,532

Series II	$751,081,391

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	15,617,227

Series II	22,441,816

Series I:
Net asset value per share	$34.09

Series II:
Net asset value per share	$33.47

*	At December 31, 2023, securities with an aggregate value of $1,232,169 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $2,283,532)	$22,500,363

Dividends from affiliated money market funds (includes net securities lending income of $87,855)	1,375,450

Foreign withholding tax claims	339,656

Total investment income	24,215,469

Expenses:
Advisory fees	8,475,453

Administrative services fees	1,957,473

Custodian fees	80,731

Distribution fees - Series II	1,825,638

Transfer agent fees	60,278

Trustees’ and officers’ fees and benefits	26,108

Reports to shareholders	7,856

Professional services fees	104,230

Other	15,111

Total expenses	12,552,878

Less: Fees waived	(27,452)

Net expenses	12,525,426

Net investment income	11,690,043

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	5,302,561

Affiliated investment securities	2,665

Foreign currencies	(432,053)

4,873,173

Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $279,441)	174,943,423

Affiliated investment securities	883

Foreign currencies	101,635

175,045,941

Net realized and unrealized gain	179,919,114

Net increase in net assets resulting from operations	$191,609,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. EQV International Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$11,690,043	$10,327,963

Net realized gain (loss)	4,873,173	(2,988,523)

Change in net unrealized appreciation (depreciation)	175,045,941	(262,607,119)

Net increase (decrease) in net assets resulting from operations	191,609,157	(255,267,679)

Distributions to shareholders from distributable earnings:

Series I	(1,382,541)	(49,568,745)

Series II	(526,344)	(94,072,706)

Total distributions from distributable earnings	(1,908,885)	(143,641,451)

Share transactions–net:

Series I	90,641,189	30,250,807

Series II	(70,040,535)	36,319,981

Net increase in net assets resulting from share transactions	20,600,654	66,570,788

Net increase (decrease) in net assets	210,300,926	(332,338,342)

Net assets:
Beginning of year	1,073,161,997	1,405,500,339

End of year	$1,283,462,923	$1,073,161,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. EQV International Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$28.94	$0.36	$ 4.87	$ 5.23	$(0.06)	$(0.02)	$(0.08)	$34.09	18.15%	$ 532,382	0.90%	0.90%	1.13%	34%
Year ended 12/31/22	41.41	0.36	(8.39)	(8.03)	(0.60)	(3.84)	(4.44)	28.94	(18.31)	370,151	0.91	0.91	1.06	45
Year ended 12/31/21	42.52	0.27	2.22	2.49	(0.57)	(3.03)	(3.60)	41.41	5.89	475,732	0.89	0.89	0.60	34
Year ended 12/31/20	39.05	0.24	5.04	5.28	(0.92)	(0.89)	(1.81)	42.52	14.02	468,726	0.91	0.91	0.65	52
Year ended 12/31/19	32.98	0.58	8.60	9.18	(0.62)	(2.49)	(3.11)	39.05	28.54	466,401	0.89	0.89	1.54	31
Series II
Year ended 12/31/23	28.42	0.27	4.80	5.07	–	(0.02)	(0.02)	33.47	17.86	751,081	1.15	1.15	0.88	34
Year ended 12/31/22	40.72	0.27	(8.24)	(7.97)	(0.49)	(3.84)	(4.33)	28.42	(18.50)	703,011	1.16	1.16	0.81	45
Year ended 12/31/21	41.88	0.15	2.19	2.34	(0.47)	(3.03)	(3.50)	40.72	5.61	929,768	1.14	1.14	0.35	34
Year ended 12/31/20	38.48	0.15	4.95	5.10	(0.81)	(0.89)	(1.70)	41.88	13.74	973,322	1.16	1.16	0.40	52
Year ended 12/31/19	32.52	0.48	8.47	8.95	(0.50)	(2.49)	(2.99)	38.48	28.20	1,005,632	1.14	1.14	1.29	31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. EQV International Equity Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. EQV International Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. EQV International Equity Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the

Invesco V.I. EQV International Equity Fund

borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $1,000 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Over $250 million	0.700%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. EQV International Equity Fund

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $27,452.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $168,497 for accounting and fund administrative services and was reimbursed $1,788,976 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $9,168 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$28,486,788	$–	$28,486,788

Brazil	12,374,306	12,479,511	–	24,853,817

Canada	56,266,961	–	–	56,266,961

China	12,730,740	50,446,431	–	63,177,171

Denmark	–	31,097,015	–	31,097,015

France	–	159,712,026	–	159,712,026

Germany	–	10,558,271	–	10,558,271

Hong Kong	–	40,943,453	–	40,943,453

India	30,503,978	15,271,131	–	45,775,109

Ireland	–	30,932,274	–	30,932,274

Italy	–	27,362,174	–	27,362,174

Japan	–	157,417,385	–	157,417,385

Mexico	41,258,375	–	–	41,258,375

Invesco V.I. EQV International Equity Fund

	Level 1	Level 2	Level 3	Total

Netherlands	$–	$89,672,717	$–	$89,672,717

Singapore	–	20,079,264	–	20,079,264

South Korea	–	25,568,827	–	25,568,827

Spain	–	16,382,062	–	16,382,062

Sweden	–	74,324,113	–	74,324,113

Switzerland	–	44,863,916	–	44,863,916

Taiwan	30,197,960	–	–	30,197,960

United Kingdom	–	124,475,845	–	124,475,845

United States	120,685,973	–	–	120,685,973

Money Market Funds	17,383,477	1,262,893	–	18,646,370

Total Investments	$321,401,770	$961,336,096	$–	$1,282,737,866

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$1,005,918	$17,380,759

Long-term capital gain	902,967	126,260,692

Total distributions	$1,908,885	$143,641,451

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$19,443,627

Undistributed long-term capital gain	6,020,270

Net unrealized appreciation – investments	348,814,478

Net unrealized appreciation – foreign currencies	99,224

Temporary book/tax differences	(125,896)

Shares of beneficial interest	909,211,220

Total net assets	$1,283,462,923

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

Invesco V.I. EQV International Equity Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $430,246,765 and $398,703,552, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$364,901,639

Aggregate unrealized (depreciation) of investments	(16,087,161)

Net unrealized appreciation of investments	$348,814,478

Cost of investments for tax purposes is $933,923,388.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on December 31, 2023, undistributed net investment income was decreased by $1,081,693 and undistributed net realized gain (loss) was increased by $1,081,693. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	5,032,872	$160,271,733	1,345,109	$45,338,636

Series II	2,486,418	77,148,430	1,449,046	49,055,561

Issued as reinvestment of dividends:
Series I	47,170	1,382,541	1,885,460	49,568,745

Series II	18,282	526,344	3,641,994	94,072,706

Reacquired:
Series I	(2,253,713)	(71,013,085)	(1,929,368)	(64,656,574)

Series II	(4,798,130)	(147,715,309)	(3,187,913)	(106,808,286)

Net increase in share activity	532,899	$20,600,654	3,204,328	$66,570,788

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. EQV International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. EQV International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. EQV International Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. EQV International Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(07/01/23)	(12/31/23)[1]	Period[2]	(12/31/23)	Period[2]	Ratio
Series I	$1,000.00	$1,042.70	$4.63	$1,020.67	$4.58	0.90%
Series II	1,000.00	1,041.30	5.92	1,019.41	5.85	1.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. EQV International Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$902,967
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	19.21%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0515	per share
Foreign Source Income	$0.6241	per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. EQV International Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. EQV International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. EQV International Equity Fund

Trustees and Officers–(continued)

Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. EQV International Equity Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGCE-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Global Core Equity Fund (the Fund) underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	21.73%
Series II Shares	21.46
MSCI World Index▼ (Broad Market/Style-Specific Index)	23.79
Lipper VUF Global Multi-Cap Value Funds Classification Average∎ (Peer Group)	15.30

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS take-over of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, although China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

 The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underperformed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

 In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

 Both developed and emerging market equities finished the fiscal year ended December 31, 2023, in positive territory, with developed market equities outperforming emerging market equities.

 The Fund’s underperformance compared to the MSCI World Index ( the “Index”) for the year ended December 31, 2023 was primarily due to investments in the consumer staples and consumer discretionary sectors which lagged those of the Index over the year. In contrast, the Fund’s lower-than-benchmark weightings in health care and energy – two sectors which lagged over the year – benefited relative performance.

 The most significant individual contributors over the year ended December 31, 2023 included Microsoft and Alphabet. Shares in both Microsoft and Alphabet rose over the year on positive investor sentiment that they are well-positioned to benefit from the expected boom in AI and the move towards cloud computing.

 The most significant individual detractors during the year ended December 31, 2023 included AIA Group and Sabre. Shares in AIA Group declined due to deteriorating operating profits in 2023, and weakness in stocks with exposure to China. Shares in Sabre declined on operating losses and concerns that the company’s post-pandemic recovery was slower than expected. The Fund’s positions in AIA Group and Sabre were sold over the year.

 Effective September 7, 2023, Invesco announced changes to the portfolio manager managing this Fund. Andrew Hall, who manages the Global Equity Core strategy based in Henley on the Thames, England, assumed the lead portfolio manager role.

 Andrew Hall is a Senior Portfolio Manager with 23 years of industry experience. There is no impact to the Fund’s investment objective as a result of this portfolio manager change.

 Thank you for your investment in Invesco V.I. Global Core Equity Fund.

Portfolio manager(s):

Andrew Hall

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (1/2/97)	5.31%
10 Years	5.60
5 Years	9.35
1 Year	21.73

Series II Shares
Inception (6/1/10)	6.97%
10 Years	5.34
5 Years	9.07
1 Year	21.46

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco VanKampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I shares are those of the Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Supplemental Information

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including US issuers.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi-Cap Value Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Core Equity Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	67.02%

France	6.18

United Kingdom	6.10

Canada	5.30

South Korea	3.32

China	2.39

Netherlands	2.13
Countries, each less than 2% of portfolio	5.26
Money Market Funds Plus Other Assets Less Liabilities	2.30

Top 10 Equity Holdings*

% of total net assets

1. Microsoft Corp.	5.47%
2. Amazon.com, Inc.	3.45
3. Samsung Electronics Co. Ltd.	3.32
4. UnitedHealth Group, Inc.	2.92
5. Berkshire Hathaway, Inc., Class B	2.69
6. 3i Group PLC	2.57
7. Union Pacific Corp.	2.47
8. Accenture PLC, Class A	2.39
9. Progressive Corp. (The)	2.33
10. Constellation Software, Inc.	2.32

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–97.70%
Australia–0.95%
Rio Tinto PLC	8,014	$596,090

Canada–5.30%
Canadian Pacific Kansas City Ltd.	12,944	1,024,149

Constellation Software, Inc.	582	1,442,985

Dollarama, Inc.	11,619	837,326

		3,304,460

China–2.39%
NetEase, Inc.	36,153	652,257

Tencent Holdings Ltd.	22,200	838,158

		1,490,415

France–6.18%
Airbus SE	3,696	570,989

Hermes International S.C.A.	294	624,901

L’Oreal S.A.	2,423	1,207,867

LVMH Moet Hennessy Louis Vuitton SE	1,332	1,082,299

TotalEnergies SE	5,355	364,135

		3,850,191

Ireland–1.45%
Ryanair Holdings PLC, ADR(a)	6,784	904,714

Netherlands–2.13%
ASML Holding N.V.	362	273,269

IMCD N.V.	6,045	1,052,819

		1,326,088

South Korea–3.32%
Samsung Electronics Co. Ltd.	34,059	2,067,272

Sweden–1.24%
Atlas Copco AB, Class A	44,782	771,643

Switzerland–0.82%
Nestle S.A.	4,394	509,352

Taiwan–0.80%
Taiwan Semiconductor Manufacturing Co. Ltd.	26,000	498,460

United Kingdom–6.10%
3i Group PLC	52,097	1,603,520

Berkeley Group Holdings PLC (The)	14,768	881,666

RELX PLC	33,276	1,318,443

		3,803,629

United States–67.02%
Accenture PLC, Class A	4,252	1,492,069

Alphabet, Inc., Class A(a)	8,717	1,217,678

Amazon.com, Inc.(a)	14,163	2,151,926

American Express Co.	6,735	1,261,735

AMETEK, Inc.	4,301	709,192

Amphenol Corp., Class A(b)	14,341	1,421,623

Analog Devices, Inc.	7,253	1,440,156
Aon PLC, Class A	2,148	625,111

Apple, Inc.	6,071	1,168,850

	Shares	Value

United States–(continued)
Berkshire Hathaway, Inc., Class B(a)	4,707	$1,678,799

Broadcom, Inc.	1,054	1,176,527

CME Group, Inc., Class A	4,356	917,374

Coca-Cola Co. (The)	19,347	1,140,119

Copart, Inc.(a)	23,060	1,129,940

Core & Main, Inc., Class A(a)	3,902	157,680

Costco Wholesale Corp.	1,030	679,882

Danaher Corp.	4,852	1,122,462

EOG Resources, Inc.	7,482	904,948

Fastenal Co.(b)	12,748	825,688

Ferguson PLC	1,440	278,021

Home Depot, Inc. (The)	4,098	1,420,162

Intuit, Inc.	914	571,277

JPMorgan Chase & Co.	5,304	902,210

Linde PLC	1,466	602,101

Markel Group, Inc.(a)	539	765,326

Marsh & McLennan Cos., Inc.	1,662	314,899

Mastercard, Inc., Class A	3,183	1,357,581

Microsoft Corp.	9,065	3,408,802

Moody’s Corp.	2,479	968,198

Motorola Solutions, Inc.	2,409	754,234

NVIDIA Corp.	1,263	625,463

Old Dominion Freight Line, Inc.	2,510	1,017,378

Progressive Corp. (The)	9,096	1,448,811

Texas Instruments, Inc.	7,872	1,341,861

Thermo Fisher Scientific, Inc.	2,177	1,155,530

Union Pacific Corp.	6,262	1,538,072

UnitedHealth Group, Inc.	3,452	1,817,374

Waste Management, Inc.	1,466	262,561

		41,771,620

Total Common Stocks & Other Equity Interests (Cost $52,858,008)		60,893,934

Money Market Funds–2.53%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(c)(d)	552,723	552,723

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(c)(d)	393,289	393,564

Invesco Treasury Portfolio, Institutional Class, 5.26%(c)(d)	631,683	631,683

Total Money Market Funds (Cost $1,577,812)		1,577,970

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.23% (Cost $54,435,820)		62,471,904

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.65%
Invesco Private Government Fund, 5.32%(c)(d)(e)	637,637	637,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.55%(c)(d)(e)	1,638,493	$1,639,640

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,277,134)		2,277,277

TOTAL INVESTMENTS IN SECURITIES–103.88% (Cost $56,712,954)		64,749,181

OTHER ASSETS LESS LIABILITIES–(3.88)%		(2,420,298)

NET ASSETS–100.00%		$62,328,883

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes	to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,241,390	$5,855,100	$(6,543,767)	$-	$-	$552,723	$57,811
Invesco Liquid Assets Portfolio, Institutional Class	881,267	4,182,214	(4,669,966)	(110)	159	393,564	38,570
Invesco Treasury Portfolio, Institutional Class	1,418,731	6,691,543	(7,478,591)	-	-	631,683	60,699

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,672,052	41,308,060	(42,342,475)	-	-	637,637	66,956*

Invesco Private Prime Fund	4,299,563	81,740,938	(84,399,999)	(133)	(729)	1,639,640	185,774*

Total	$9,513,003	$139,777,855	$(145,434,798)	$(243)	$(570)	$3,855,247	$409,810

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $52,858,008)*	$60,893,934

Investments in affiliated money market funds, at value (Cost $3,854,946)	3,855,247

Foreign currencies, at value (Cost $75,526)	76,104

Receivable for:
Fund shares sold	4,321

Dividends	157,246

Investment for trustee deferred compensation and retirement plans	20,512

Total assets	65,007,364

Liabilities:
Payable for:
Investments purchased	121,684

Fund shares reacquired	180,202

Amount due custodian	13,881

Collateral upon return of securities loaned	2,277,134

Accrued fees to affiliates	31,041

Accrued other operating expenses	31,123

Trustee deferred compensation and retirement plans	23,416

Total liabilities	2,678,481

Net assets applicable to shares outstanding	$62,328,883

Net assets consist of:
Shares of beneficial interest	$53,324,620

Distributable earnings	9,004,263

$62,328,883

Net Assets:
Series I	$54,320,274

Series II	$8,008,609

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,617,997

Series II	826,183

Series I:
Net asset value per share	$9.67

Series II:
Net asset value per share	$9.69

*	At December 31, 2023, securities with an aggregate value of $2,224,746 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $48,742)	$910,125

Dividends from affiliated money market funds (includes net securities lending income of $14,558)	171,638

Total investment income	1,081,763

Expenses:
Advisory fees	403,456

Administrative services fees	98,686

Custodian fees	6,186

Distribution fees - Series II	19,624

Transfer agent fees	2,996

Trustees’ and officers’ fees and benefits	16,693

Reports to shareholders	11,287

Professional services fees	50,259

Other	347

Total expenses	609,534

Less: Fees waived	(3,620)

Net expenses	605,914

Net investment income	475,849

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	619,895

Affiliated investment securities	(570)

Foreign currencies	(12,507)

606,818

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	10,593,801

Affiliated investment securities	(243)

Foreign currencies	8,329

10,601,887

Net realized and unrealized gain	11,208,705

Net increase in net assets resulting from operations	$11,684,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$475,849	$316,901

Net realized gain (loss)	606,818	(12,227)

Change in net unrealized appreciation (depreciation)	10,601,887	(16,721,234)

Net increase (decrease) in net assets resulting from operations	11,684,554	(16,416,560)

Distributions to shareholders from distributable earnings:
Series I	(332,680)	(3,670,956)

Series II	(28,069)	(556,298)

Total distributions from distributable earnings	(360,749)	(4,227,254)

Share transactions–net:
Series I	(3,587,204)	822,771

Series II	(1,114,109)	(242,031)

Net increase (decrease) in net assets resulting from share transactions	(4,701,313)	580,740

Net increase (decrease) in net assets	6,622,492	(20,063,074)

Net assets:
Beginning of year	55,706,391	75,769,465

End of year	$62,328,883	$55,706,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Series I
Year ended 12/31/23	$8.00	$0.07	$1.66	$1.73	$(0.05)	$(0.01)	$(0.06)	$9.67	21.73%	$54,320	0.97%	0.98%	0.83%	110%
Year ended 12/31/22	11.13	0.05	(2.52)	(2.47)	(0.04)	(0.62)	(0.66)	8.00	(21.88)	48,080	0.97	0.97	0.55	13
Year ended 12/31/21	11.49	0.04	1.81	1.85	(0.12)	(2.09)	(2.21)	11.13	15.97	65,044	0.96	0.96	0.31	27
Year ended 12/31/20	10.28	0.11	1.24	1.35	(0.14)	-	(0.14)	11.49	13.23	58,139	1.00	1.00	1.14	127
Year ended 12/31/19	8.99	0.15	2.03	2.18	(0.15)	(0.74)	(0.89)	10.28	25.20	60,078	1.01	1.01	1.54	24
Series II
Year ended 12/31/23	8.01	0.05	1.67	1.72	(0.03)	(0.01)	(0.04)	9.69	21.46	8,009	1.22	1.23	0.58	110
Year ended 12/31/22	11.14	0.03	(2.53)	(2.50)	(0.01)	(0.62)	(0.63)	8.01	(22.16)	7,626	1.22	1.22	0.30	13
Year ended 12/31/21	11.50	0.01	1.82	1.83	(0.10)	(2.09)	(2.19)	11.14	15.71	10,725	1.21	1.21	0.06	27
Year ended 12/31/20	10.28	0.09	1.24	1.33	(0.11)	-	(0.11)	11.50	13.03	10,625	1.25	1.25	0.89	127
Year ended 12/31/19	8.99	0.13	2.02	2.15	(0.12)	(0.74)	(0.86)	10.28	24.82	10,561	1.26	1.26	1.29	24

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

 The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

 The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Global Core Equity Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $1,260 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

Invesco V.I. Global Core Equity Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.670%

Next $500 million	0.645%

Next $1 billion	0.620%

Next $1 billion	0.595%

Next $1 billion	0.570%

Over $4.5 billion	0.545%

 For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.67%.

 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

 Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

 Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

 For the year ended December 31, 2023, the Adviser waived advisory fees of $3,620.

 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of

Invesco V.I. Global Core Equity Fund

master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $8,387 for accounting and fund administrative services and was reimbursed $90,299 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

 The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

 The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

 For the year ended December 31, 2023, the Fund incurred $2,186 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

 Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$596,090	$–	$596,090

Canada	3,304,460	–	–	3,304,460

China	–	1,490,415	–	1,490,415

France	–	3,850,191	–	3,850,191

Ireland	904,714	–	–	904,714

Netherlands	–	1,326,088	–	1,326,088

South Korea	–	2,067,272	–	2,067,272

Sweden	–	771,643	–	771,643

Switzerland	–	509,352	–	509,352

Taiwan	–	498,460	–	498,460

United Kingdom	–	3,803,629	–	3,803,629

United States	41,771,620	–	–	41,771,620

Money Market Funds	1,577,970	2,277,277	–	3,855,247

Total Investments	$47,558,764	$17,190,417	$–	$64,749,181

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

Invesco V.I. Global Core Equity Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$318,699	$2,251,045

Long-term capital gain	42,050	1,976,209

Total distributions	$360,749	$4,227,254

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$1,340,390

Net unrealized appreciation – investments	7,675,989

Net unrealized appreciation – foreign currencies	5,231

Temporary book/tax differences	(17,347)

Shares of beneficial interest	53,324,620

Total net assets	$62,328,883

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $62,907,597 and $65,307,462, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$7,999,611

Aggregate unrealized (depreciation) of investments	(323,622)

Net unrealized appreciation of investments	$7,675,989

 Cost of investments for tax purposes is $57,073,192.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2023, undistributed net investment income was decreased by $12,508 and undistributed net realized gain was increased by $12,508. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	523,873	$4,575,751	409,589	$3,828,927

Series II	9,123	82,627	31,905	288,523

Issued as reinvestment of dividends:
Series I	39,842	332,680	486,219	3,670,956

Series II	3,349	28,039	73,413	555,734

Invesco V.I. Global Core Equity Fund

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(959,291)	$(8,495,635)	(726,825)	$(6,677,112)

Series II	(138,241)	(1,224,775)	(116,557)	(1,086,288)

Net increase (decrease) in share activity	(521,345)	$(4,701,313)	157,744	$580,740

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,070.10	$5.22	$1,020.16	$5.09	1.00%
Series II	1,000.00	1,067.90	6.52	1,018.90	6.36	1.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$42,050
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	42.96%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Global Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIGLBL-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Global Fund (the Fund) outperformed the MSCI All Country World Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	34.73%
Series II Shares	34.45
MSCI All Country World Index ▼	22.20
MSCI All Country World Growth Index ▼	33.22

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS take-over of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023, although China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries (OPEC) cut supplies. Developed global equities underper-formed emerging market equities. Within emerging markets, China’s equities were weighed down by concerns in the real estate sector, but positive performance in the United Arab Emirates, Turkey and India offset those results.

In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. The energy sector was an exception, ending the quarter in negative territory, hampered by falling oil prices. Developed global equities outperformed emerging market equities. Within emerging markets, Chinese equities extended their decline from the prior quarter, but positive performance in other emerging regions, particularly Latin America, offset those results.

Both developed and emerging market equities finished the fiscal year ended December 31, 2023, in positive territory, with developed market equities outperforming emerging market equities.

The fund outperformed the MSCI ACWI Growth Index in nine of 11 Global Industry Classification Standard sectors. Stock selection in the communication services and real estate sectors, as well as an underweight allocation in consumer staples, added most to relative performance. Stock selection in consumer discretionary and information technology detracted from relative performance.

On a geographic basis, stock selection in India, the United States and Denmark added most to relative performance. Stock selection in China, France and Israel detracted the most from relative performance.

The top three individual contributors to Fund performance during the fiscal year were Meta Platforms, Alphabet and DLF Limited. Meta Platforms is the world’s largest online social network, consisting of Facebook, Instagram, WhatsApp and Messenger. The company has maintained its strong network effect advantage, with its user base growing across all applications, engagement remaining resilient and further monetization improvements being seen in recent quarters. Reels continues to attract more advertisers and its impact on the firm’s advertising revenue is now neutral, unlike its negative effect in the past. Alphabet dominates the online search market with 90% global market share for its Google search engine and it is one of the best positioned companies across today’s major waves of innovation. This year, the company has been firing on all cylinders: advertising demand has stabilized, Search and YouTube growth have been accelerating, Cloud growth remains resilient and the company’s focus on efficiency has been bearing fruit. DLF Limited is an Indian real estate developer that underwent a sizable, multi-year financial restructuring. Today, cash flows are strong and their balance sheet is nearly debt-free. The company has been benefiting from strong residential demand and a healthy uptick in occupancy in their office properties.

 The top three individual detractors from Fund performance during the fiscal year were JD.com, Meituan and Agilent Technologies. JD.com is a major player in Chinese e-commerce, offering a wide selection of authentic products at competitive prices, with fast and reliable delivery. The shares have trended lower over the course of the year, as the Chinese post-COVID-19 recovery has been underwhelming. Meituan is the largest food delivery service in China. The stock price has been down over the past year due to margin pressures and slowing growth amidst stiff competition. Agilent Technologies provides laboratories around the world with various instruments, services, consumables etc. Capital funding has slowed this year across both small biotechs and pharma labs globally. China, which is typically a robust biopharma end market, has also been a challenging area for the company.

 The portfolio is focused on investing in high-quality companies with sustainable competitive advantages, that are positioned to benefit from long-term structural growth themes. We seek to own industry leaders, with global scalability, that compound economic returns over time. Looking into the future, we are strong believers that investment themes like the cloud, automation, drug discovery, the electrification of everything, high-end luxury, travel etc. will continue to lead the global economy.

 We thank you for your continued investment in Invesco V.I. Global Fund.

Portfolio manager(s):

John Delano

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (11/12/90)	9.84%
10 Years	8.47
5 Years	12.30
1 Year	34.73

Series II Shares
Inception (7/13/00)	6.66%
10 Years	8.21
5 Years	12.02
1 Year	34.45

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Global Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Global Fund (renamed Invesco V.I. Global Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Global Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco-.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Fund

Supplemental Information

Invesco V.I. Global Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mip-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The MSCI All Country World Growth Index is an unmanaged index considered representative of large- and mid-cap growth stocks of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	54.22%

France	11.76

India	7.08

Japan	5.50

Sweden	5.00

Denmark	4.22

Germany	2.92

China	2.64

Countries, each less than 2% of portfolio	6.49

Money Market Funds Plus Other Assets Less Liabilities	0.17

Top 10 Equity Holdings*

		% of total net assets

1.	Alphabet, Inc., Class A	11.19%

2.	Meta Platforms, Inc., Class A	7.08

3.	DLF Ltd.	5.25

4.	Analog Devices, Inc.	4.89

5.	Intuit, Inc.	4.79

6.	Airbus SE	4.63

7.	S&P Global, Inc.	4.35

8.	LVMH Moet Hennessy Louis Vuitton SE	4.30

9.	Adobe, Inc.	4.23

10.	Novo Nordisk A/S, Class B	4.22

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Global Fund

Schedule of Investments

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–99.83%
Canada–0.60%
Canadian Pacific Kansas City Ltd.	154,512	$12,215,719

China–2.64%
JD.com, Inc., ADR	1,480,024	42,757,893

Tencent Holdings Ltd.	264,900	10,001,260

Yum China Holdings, Inc.	30,455	1,292,206

		54,051,359

Denmark–4.22%
Novo Nordisk A/S, Class B	833,396	86,365,790

France–11.76%
Airbus SE	613,184	94,729,803

Dassault Systemes SE	202,485	9,911,096

EssilorLuxottica S.A.	79,922	16,048,235

Kering S.A.	66,141	29,293,736

LVMH Moet Hennessy Louis Vuitton SE	108,305	88,001,802

Pernod Ricard S.A.	14,272	2,522,173

		240,506,845

Germany–2.92%
Allianz SE	36,127	9,654,624

SAP SE	325,773	50,143,479

		59,798,103

India–7.08%
DLF Ltd.	12,314,232	107,390,145

HDFC Bank Ltd.	492,815	10,090,889

ICICI Bank Ltd., ADR	1,145,971	27,319,949

		144,800,983

Israel–1.07%
Nice Ltd., ADR(a)(b)	109,439	21,834,175

Italy–0.99%
Brunello Cucinelli S.p.A.	175,567	17,183,161

Ferrari N.V.	9,105	3,073,908

		20,257,069

Japan–5.50%
Hoya Corp.	78,500	9,776,321

Keyence Corp.	127,044	55,817,576

Murata Manufacturing Co. Ltd.	990,500	20,931,227

TDK Corp.	549,700	26,069,168

		112,594,292

Netherlands–1.84%
ASML Holding N.V.	36,900	27,855,348

BE Semiconductor Industries N.V.	29,249	4,415,895

Universal Music Group N.V.	191,146	5,456,668

		37,727,911

Spain–1.38%
Amadeus IT Group S.A.	392,452	28,186,507

Sweden–5.00%
Assa Abloy AB, Class B	1,415,687	40,798,923

	Shares	Value

Sweden–(continued)
Atlas Copco AB, Class A	3,565,128	$61,431,113

		102,230,036

Switzerland–0.61%
Lonza Group AG	29,518	12,444,381

United States–54.22%
Adobe, Inc.(a)	144,801	86,388,277

Alphabet, Inc., Class A(a)	1,639,078	228,962,806

Amazon.com, Inc.(a)	166,638	25,318,978

Analog Devices, Inc.	503,243	99,923,930

Avantor, Inc.(a)	327,812	7,483,948

Boston Scientific Corp.(a)	126,132	7,291,691

Charles River Laboratories International, Inc.(a)	30,835	7,289,394

Charter Communications, Inc., Class A(a)	25,983	10,099,072

Danaher Corp.	40,110	9,279,047

Ecolab, Inc.	38,562	7,648,773

Edwards Lifesciences Corp.(a)	64,731	4,935,739

Equifax, Inc.	133,280	32,958,811

IDEXX Laboratories, Inc.(a)	16,358	9,079,508

Illumina, Inc.(a)	67,661	9,421,118

Intuit, Inc.	156,640	97,904,699

Intuitive Surgical, Inc.(a)	59,699	20,140,055

IQVIA Holdings, Inc.(a)	91,393	21,146,512

Lam Research Corp.	6,353	4,976,051

Linde PLC	14,612	6,001,295

Marriott International, Inc., Class A	77,326	17,437,786

Marvell Technology, Inc.	548,873	33,102,531

Meta Platforms, Inc., Class A(a)	409,316	144,881,491

Microsoft Corp.	111,084	41,772,027

Netflix, Inc.(a)	7,564	3,682,760

NVIDIA Corp.	57,935	28,690,571

Phathom Pharmaceuticals, Inc.(a)(b)	393,717	3,594,636

S&P Global, Inc.	201,696	88,851,122

Thermo Fisher Scientific, Inc.	5,391	2,861,489

Veralto Corp.	13,371	1,099,898

Visa, Inc., Class A	180,307	46,942,927

		1,109,166,942

Total Common Stocks & Other Equity Interests (Cost $736,665,998)		2,042,180,112

Money Market Funds–0.49%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(c)(d)	3,503,675	3,503,675

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(c)(d)	2,435,900	2,437,605

Invesco Treasury Portfolio, Institutional Class, 5.26%(c)(d)	4,004,200	4,004,200

Total Money Market Funds (Cost $9,944,842)		9,945,480

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.32% (Cost $746,610,840)		2,052,125,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.20%
Invesco Private Government Fund, 5.32%(c)(d)(e)	1,119,637	$1,119,637

Invesco Private Prime Fund, 5.55%(c)(d)(e)	2,929,795	2,931,846

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,051,451)		4,051,483

TOTAL INVESTMENTS IN SECURITIES-100.52% (Cost $750,662,291)		2,056,177,075

OTHER ASSETS LESS LIABILITIES–(0.52)%		(10,565,981)

NET ASSETS–100.00%		$2,045,611,094

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 4,779,375	$ 89,038,025	$ (90,313,725)	$ -	$ -	$ 3,503,675	$226,656
Invesco Liquid Assets Portfolio, Institutional Class	3,415,571	63,598,590	(64,578,154)	617	981	2,437,605	147,568
Invesco Treasury Portfolio, Institutional Class	5,462,142	101,757,744	(103,215,686)	-	-	4,004,200	231,040
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	11,335,683	(10,216,046)	-	-	1,119,637	20,367*
Invesco Private Prime Fund	-	28,409,211	(25,477,501)	32	104	2,931,846	53,571*
Total	$13,657,088	$294,139,253	$(293,801,112)	$649	$1,085	$13,996,963	$679,202

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $736,665,998)*	$2,042,180,112

Investments in affiliated money market funds, at value (Cost $13,996,293)	13,996,963

Cash	2,037,429

Foreign currencies, at value (Cost $696,050)	709,233

Receivable for:
Fund shares sold	123,385

Dividends	1,476,372

Investment for trustee deferred compensation and retirement plans	146,869

Other assets	6,714

Total assets	2,060,677,077

Liabilities:
Payable for:
Fund shares reacquired	1,396,758

Accrued foreign taxes	8,342,057

Collateral upon return of securities loaned	4,051,451

Accrued fees to affiliates	1,056,047

Accrued other operating expenses	72,801

Trustee deferred compensation and retirement plans	146,869

Total liabilities	15,065,983

Net assets applicable to shares outstanding	$2,045,611,094

Net assets consist of:
Shares of beneficial interest	$639,346,240

Distributable earnings	1,406,264,854

$2,045,611,094

Net Assets:
Series I	$1,103,140,248

Series II	$942,470,846

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	30,171,386

Series II	26,547,902

Series I:
Net asset value per share	$36.56

Series II:
Net asset value per share	$35.50

*	At December 31, 2023, securities with an aggregate value of $3,255,069 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Interest	$41,691

Dividends (net of foreign withholding taxes of $1,621,992)	17,720,424

Dividends from affiliated money market funds (includes net securities lending income of $9,748)	615,012

Foreign withholding tax claims	718,303

Total investment income	19,095,430

Expenses:
Advisory fees	12,067,718

Administrative services fees	3,148,216

Custodian fees	186,468

Distribution fees - Series II	2,218,279

Transfer agent fees	95,425

Trustees’ and officers’ fees and benefits	31,713

Reports to shareholders	8,689

Professional services fees	100,522

Other	25,506

Total expenses	17,882,536

Less: Fees waived	(13,455)

Net expenses	17,869,081

Net investment income	1,226,349

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $544,534)	123,584,101

Affiliated investment securities	1,085

Foreign currencies	(1,504,548)

Forward foreign currency contracts	13,239

122,093,877

Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $5,758,095)	434,241,477

Affiliated investment securities	649

Foreign currencies	355,056

434,597,182

Net realized and unrealized gain	556,691,059

Net increase in net assets resulting from operations	$557,917,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$1,226,349	$2,917,651

Net realized gain	122,093,877	223,776,824

Change in net unrealized appreciation (depreciation)	434,597,182	(1,065,984,649)

Net increase (decrease) in net assets resulting from operations	557,917,408	(839,290,174)

Distributions to shareholders from distributable earnings:

Series I	(119,637,917)	(184,897,409)

Series II	(103,592,428)	(149,173,343)

Total distributions from distributable earnings	(223,230,345)	(334,070,752)

Share transactions–net:

Series I	(6,874,597)	89,692,207

Series II	38,974,400	19,843,763

Net increase in net assets resulting from share transactions	32,099,803	109,535,970

Net increase (decrease) in net assets	366,786,866	(1,063,824,956)

Net assets:
Beginning of year	1,678,824,228	2,742,649,184

End of year	$2,045,611,094	$1,678,824,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Series I
Year ended 12/31/23	$31.10	$0.06	$ 9.84	$ 9.90	$(0.09)	$(4.35)	$(4.44)	$36.56	34.73%	$1,103,140	0.82%	0.82%	0.18%	10%
Year ended 12/31/22	57.22	0.11	(18.77)	(18.66)	-	(7.46)	(7.46)	31.10	(31.77)	925,742	0.79	0.81	0.27	15
Year ended 12/31/21	52.12	(0.13)	8.23	8.10	-	(3.00)	(3.00)	57.22	15.49	1,484,706	0.77	0.78	(0.23)	7
Year ended 12/31/20	42.55	(0.01)	11.51	11.50	(0.31)	(1.62)	(1.93)	52.12	27.64	1,438,773	0.77	0.81	(0.01)	13
Year ended 12/31/19	38.00	0.29	11.03	11.32	(0.40)	(6.37)	(6.77)	42.55	31.79	1,334,573	0.77	0.80	0.70	23
Series II
Year ended 12/31/23	30.30	(0.02)	9.57	9.55	-	(4.35)	(4.35)	35.50	34.45	942,471	1.07	1.07	(0.07)	10
Year ended 12/31/22	56.18	0.00	(18.42)	(18.42)	-	(7.46)	(7.46)	30.30	(31.94)	753,082	1.04	1.06	0.02	15
Year ended 12/31/21	51.36	(0.27)	8.09	7.82	-	(3.00)	(3.00)	56.18	15.17	1,257,943	1.02	1.03	(0.48)	7
Year ended 12/31/20	41.95	(0.11)	11.34	11.23	(0.20)	(1.62)	(1.82)	51.36	27.34	1,322,794	1.02	1.06	(0.26)	13
Year ended 12/31/19	37.53	0.18	10.89	11.07	(0.28)	(6.37)	(6.65)	41.95	31.45	1,187,107	1.02	1.04	0.45	23

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended December 31, 2019.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

Invesco V.I. Global Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

Invesco V.I. Global Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $576 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has

Invesco V.I. Global Fund

incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $13,455.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $274,253 for accounting and fund administrative services and was reimbursed $2,873,963 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $2,663 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Canada	$12,215,719	$–	$–	$12,215,719

China	44,050,099	10,001,260	–	54,051,359

Denmark	–	86,365,790	–	86,365,790

France	–	240,506,845	–	240,506,845

Germany	–	59,798,103	–	59,798,103

India	27,319,949	117,481,034	–	144,800,983

Israel	21,834,175	–	–	21,834,175

Italy	–	20,257,069	–	20,257,069

Japan	–	112,594,292	–	112,594,292

Netherlands	–	37,727,911	–	37,727,911

Spain	–	28,186,507	–	28,186,507

Sweden	–	102,230,036	–	102,230,036

Switzerland	–	12,444,381	–	12,444,381

United States	1,109,166,942	–	–	1,109,166,942

Money Market Funds	9,945,480	4,051,483	–	13,996,963

Total Investments	$1,224,532,364	$831,644,711	$–	$2,056,177,075

Invesco V.I. Global Fund

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$13,239

 The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$844,985

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$2,318,899	$–

Long-term capital gain	220,911,446	334,070,752

Total distributions	$223,230,345	$334,070,752

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$6,030,644

Undistributed long-term capital gain	110,187,027

Net unrealized appreciation – investments	1,290,202,777

Net unrealized appreciation (depreciation) – foreign currencies	(16,262)

Temporary book/tax differences	(139,332)

Shares of beneficial interest	639,346,240

Total net assets	$2,045,611,094

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

Invesco V.I. Global Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $185,595,936 and $363,233,892, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,330,490,364

Aggregate unrealized (depreciation) of investments	(40,287,587)

Net unrealized appreciation of investments	$1,290,202,777

Cost of investments for tax purposes is $765,974,298.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, foreign currency transactions and foreign capital gains taxes, on December 31, 2023, undistributed net investment income was decreased by $1,215,139 and undistributed net realized gain was increased by $1,215,139. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	1,102,021	$39,524,845	6,643,822	$283,740,917

Series II	3,943,160	133,482,092	4,666,750	195,069,460

Issued as reinvestment of dividends:
Series I	3,941,941	119,637,917	6,327,769	184,897,409

Series II	3,513,990	103,592,428	5,235,990	149,173,343

Reacquired:
Series I	(4,640,036)	(166,037,359)	(9,153,426)	(378,946,119)

Series II	(5,760,512)	(198,100,120)	(7,441,965)	(324,399,040)

Net increase in share activity	2,100,564	$32,099,803	6,278,940	$109,535,970

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(07/01/23)	(12/31/23)[1]	Period[2]	(12/31/23)	Period[2]	Ratio
Series I	$1,000.00	$1,092.70	$4.33	$1,021.07	$4.18	0.82%
Series II	1,000.00	1,091.60	5.64	1,019.81	5.45	1.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$220,911,446
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Global Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGRE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco V.I. Global Real Estate Fund (the Fund) underperformed the Custom Invesco Global Real Estate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	9.05%
Series II Shares	8.82
MSCI World Index▼ (Broad Market Index)	23.79
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	9.67
Lipper VUF Real Estate Funds Classification Average◆ (Peer Group)	12.26

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

For the first half of 2023, global equity markets continued to deliver gains amid interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about artificial intelligence boosted technology stocks during the second quarter of 2023. Global listed real estate reported positive returns the first half of the year, but underperformed global equities as investors digested the impact of higher interest rates on the real estate sector.

 The global equity rally in the first half of 2023 came to an end in the third quarter as global equity markets declined. Concerns about a slowing global economy and interest rates staying “higher for longer” hampered stock returns. During the quarter, value stocks outperformed growth stocks. Energy was the best performing sector, ending the quarter in positive territory, boosted by rising oil prices as Russia and the Organization of Petroleum Exporting Countries cut supplies. Global listed real estate reported negative absolute returns and underperformed broader equities as volatility in capital markets, driven by uncertainty around the path of inflation, interest rates and global economic growth weighed negatively on global real estate security prices.

 In a reversal from the third quarter, global equities rebounded strongly in the fourth quarter. Previous concerns about interest rates staying “higher for longer” abated, and investors focused on possible interest rate cuts during 2024. In this environment, most major asset classes and sectors performed well, with US stocks outperforming international stocks and growth stocks outperforming value stocks. Global real estate securities reported the largest quarterly gain since 2010 and outperformed broader equities.

 Overall, global listed real estate reported positive absolute returns, but underperformed broader global equity markets for the second straight fiscal year. The Fund’s performance vs. the benchmark was positive through the first three quarters of the year. However, the sharp swing in market sentiment based upon improving easing inflationary data and a softer stance of the US Federal Reserve (the Fed) in the fourth quarter was not aligned with the Fund’s defensive positioning and resulted in underperformance for the period and fiscal year.

 From a country perspective, the largest detractors of relative performance came from stock selection in the US, underweight exposure to Sweden and Switzerland and a small overweight to China. In contrast, smaller positive relative returns were generated from security selection within Australia and Canada, along with overweight exposure to Spain and Germany.

 From a sector perspective, the largest detractors to the Fund’s relative performance during the fiscal year included underweight exposure to the data center and lodging sectors, security selection within retail and overweight exposure to and security selection within the specialty sector (gaming properties). Offsetting losses were relative gains from overweight exposure to and security selection within the residential sector, security selection within and underweight exposure to self-storage and overweight exposure to infrastructure (cell towers).

 Top individual detractors from the Fund’s relative performance included Healthpeak Properties, Sun Communities, and Simon Property Group. Healthpeak Properties invests in health care related real estate properties across the US. The portfolio’s overweight position detracted from relative performance as the stock underperformed due to fears of a continued slowdown in the life science business, led by decreased funding for biotech startups due to higher interest rates. The portfolio continues to maintain a position in the company. Sun Communities owns and operates a portfolio of manufactured housing communities, RV resorts and marina assets in the US, UK and Canada. The Fund’s overweight position in Sun Communities detracted from relative performance as the stock underperformed due to a slowdown in its UK home sales business. Simon Property Group owns and operates retail real estate properties including regional malls, outlet centers, community/lifestyle centers and international properties. The Fund’s underweight position detracted due to shares outperforming in the second half of the year, as market sentiment shifted more positively and more cyclical property types like malls outperformed. We sold our position in Simon Property Group during the year.

 Top individual contributors to the Fund’s relative performance included Life Storage and Avalon Bay Communities. Life Storage operates, develops and manages self-storage assets in the US. During the fiscal year, the Fund benefited from an overweight position as the company’s share price rose after multiple competitors made offers for the company. Life Storage was ultimately acquired and is therefore no longer a holding. Avalon Bay Communities owns a high-quality portfolio of multifamily assets, located in high barrier to entry markets along the east and west coasts of the US. The stock outperformed during the period as operating fundamentals continued to benefit from a positive nominal growth environment and were further supported by the secular tailwinds of structural undersupply and positive demographic trends.

 From a positioning standpoint, the Fund continues to strike a balance between structural growth opportunities and cyclical property types at reasonable valuations. Countries with overweight exposure include the US, Japan, Hong Kong, Germany, Spain and the UK. Meaningful country underweight exposures are in Sweden, Switzerland, Canada and Singapore. From a property type perspective, the Fund is overweight in healthcare, specialty, industrial, residential and infrastructure. Underweight exposure exists in retail, data centers and lodging.

 Global economic growth trends show diverging opportunities. US and Australian economic resilience appears to contrast with European and Chinese deceleration. Japan may continue to show economic improvements but changes to monetary policy are likely to occur very slowly. We continue to believe that a period of slower growth in most key economies is the most likely outcome due to the lagged effect of interest rate increases. That said, falling interest rates and modest growth conditions may benefit companies that experience relatively stronger operating conditions or take advantage of improving financing conditions. Operating conditions may be improving for sectors associated with the US housing stabilization – such as timber and self-storage or sectors experiencing favorable demand trends, such as senior housing, industrial and billboards. We believe moderating employment growth and consumer activity are likely to reduce tenant demand in cyclically exposed

Invesco V.I. Global Real Estate Fund

real estate such as retail, lodging, and the office sector.

 The negative repricing process for private real estate is expected to continue at a slow pace in 2024. We anticipate that private real estate transaction volumes will remain low, until such time as private asset capitalization rates have sufficiently adjusted to more closely reflect the new cost of debt financing. We also anticipate that there may be more limited transaction activity for larger sized assets. Ultimately, future real estate valuations will largely be determined by capital market conditions, debt financing costs, and cash flow growth prospects – all of which have a wide range of outcomes over the next 12-24 months.

 We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.

Portfolio manager(s):

James Cowen

Grant Jackson

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

3  Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (3/31/98)	6.26%
10 Years	3.10
5 Years	2.11
1 Year	9.05

Series II Shares
Inception (4/30/04)	5.64%
10 Years	2.84
5 Years	1.85
1 Year	8.82

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Supplemental Information

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/Nareit Developed Index (gross) from fund inception through Feb. 17, 2005; the FTSE EPRA/Nareit Developed Index (net) from Feb. 18, 2005, through June 30, 2014; the FTSE EPRA Nareit Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA Nareit Developed Index (Net) from July 1, 2021 onward. The FTSE EPRA/Nareit Developed index is considered representative of global real estate companies and REITs. The FTSE EPRA/Nareit Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for non-resident investors.

∎	The Lipper VUF Real Estate Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Real Estate Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Real Estate Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	63.34%

Japan	9.71

United Kingdom	5.22

Hong Kong	4.62

Germany	4.55

Australia	3.91

Spain	2.19

Countries, each less than 2% of portfolio	4.83

Money Market Funds Plus Other Assets Less Liabilities	1.63

Top 10 Equity Holdings*

		% of total net assets

1.	Welltower, Inc.	5.72%

2.	Rexford Industrial Realty, Inc.	4.38

3.	Digital Realty Trust, Inc.	3.70

4.	UDR, Inc.	3.54

5.	Alexandria Real Estate Equities, Inc.	3.40

6.	Link REIT	3.05

7.	Healthpeak Properties, Inc.	2.96

8.	Realty Income Corp.	2.69

9.	Terreno Realty Corp.	2.68

10.	CubeSmart	2.36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–98.37%
Australia–3.91%

Goodman Group	74,009	$ 1,274,203

GPT Group (The)	426,351	1,345,548

National Storage REIT	420,440	657,601

Stockland	438,704	1,330,429

		4,607,781

Belgium–1.35%

Aedifica S.A.	13,179	926,261

VGP N.V.	5,781	669,857

		1,596,118

Canada–1.68%

Chartwell Retirement Residences	98,533	871,520

StorageVault Canada, Inc.	281,387	1,110,640

		1,982,160

France–0.83%

Klepierre S.A.	35,939	981,159

Germany–4.55%

Aroundtown S.A.	142,159	387,435

Instone Real Estate Group SE(a)	27,441	221,140

LEG Immobilien SE	26,656	2,332,654

Sirius Real Estate Ltd.	724,187	871,365

Vonovia SE	49,235	1,547,047

		5,359,641

Hong Kong–4.62%

Link REIT	639,400	3,590,264

Sun Hung Kai Properties Ltd.	71,500	773,728

Swire Properties Ltd.	254,200	514,566

Wharf Real Estate Investment Co. Ltd.	170,000	574,681

		5,453,239

Japan–9.71%

Industrial & Infrastructure Fund Investment Corp.	726	717,886

Japan Real Estate Investment Corp.	405	1,675,467

Mitsubishi Estate Co. Ltd.	83,600	1,145,995

Mitsubishi Estate Logistics REIT Investment Corp.	137	363,574

Nippon Building Fund, Inc.(b)	390	1,688,264

Nippon Prologis REIT, Inc.	507	974,851

Nomura Real Estate Holdings, Inc.	33,400	876,431

Nomura Real Estate Master Fund, Inc.	829	969,545

Sumitomo Realty & Development Co. Ltd.	41,300	1,223,884

Tokyo Tatemono Co. Ltd.	45,600	680,914

Tokyu Fudosan Holdings Corp.	177,700	1,132,378

		11,449,189

Spain–2.19%

Cellnex Telecom S.A.(a)	28,974	1,140,794

Merlin Properties SOCIMI S.A.	129,298	1,435,605

		2,576,399

	Shares	Value
Sweden–0.97%

Fastighets AB Balder, Class B(b)(c)	161,820	$ 1,147,606

United Kingdom–5.22%

British Land Co. PLC (The)	69,814	354,919

Great Portland Estates PLC	102,892	549,615

LondonMetric Property PLC	377,680	919,899

LXI REIT PLC(a)	711,394	948,576

Segro PLC	116,008	1,308,252

Unite Group PLC (The)	107,303	1,425,358

Urban Logistics REIT PLC	399,737	648,321

		6,154,940

United States–63.34%

Agree Realty Corp.	20,326	1,279,522

Alexandria Real Estate Equities, Inc.	31,626	4,009,228

Americold Realty Trust, Inc.	53,187	1,609,970

AvalonBay Communities, Inc.	8,718	1,632,184

Brixmor Property Group, Inc.	47,714	1,110,305

Camden Property Trust	25,721	2,553,838

CubeSmart	59,995	2,780,768

Digital Realty Trust, Inc.	32,434	4,364,968

Equinix, Inc.	2,274	1,831,457

Equity Residential	26,594	1,626,489

Essential Properties Realty Trust, Inc.	41,680	1,065,341

Extra Space Storage, Inc.	16,248	2,605,042

Gaming and Leisure Properties, Inc.	42,968	2,120,471

Healthcare Realty Trust, Inc.	75,643	1,303,329

Healthpeak Properties, Inc.	176,365	3,492,027

Highwoods Properties, Inc.	15,456	354,870

Host Hotels & Resorts, Inc.	5,015	97,642

Invitation Homes, Inc.	24,733	843,643

Kilroy Realty Corp.	25,947	1,033,728

Kimco Realty Corp.	26,796	571,023

Lamar Advertising Co., Class A	19,101	2,030,054

Outfront Media, Inc.	39,304	548,684

PotlatchDeltic Corp.	11,925	585,517

Prologis, Inc.	18,712	2,494,310

Public Storage	4,153	1,266,665

Realty Income Corp.	55,192	3,169,125

Regency Centers Corp.	21,185	1,419,395

Rexford Industrial Realty, Inc.	92,098	5,166,698

SBA Communications Corp., Class A	9,428	2,391,789

Sun Communities, Inc.	19,742	2,638,518

Terreno Realty Corp.	50,330	3,154,181

UDR, Inc.	108,919	4,170,509

VICI Properties, Inc.	59,296	1,890,356

Welltower, Inc.	74,765	6,741,560

Weyerhaeuser Co.	20,843	724,711

		74,677,917

Total Common Stocks & Other Equity Interests (Cost $110,248,500)		115,986,149

Money Market Funds–1.71%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	704,693	704,693

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	503,250	503,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
Money Market Funds–(continued)

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	805,364	$ 805,364

Total Money Market Funds (Cost $2,013,516)		2,013,659

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.08% (Cost $112,262,016)		117,999,808

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.57%

Invesco Private Government Fund, 5.32%(d)(e)(f)	522,007	522,007

	Shares	Value
Money Market Funds–(continued)

Invesco Private Prime Fund, 5.55%(d)(e)(f)	1,331,717	$1,332,649

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,854,397)		1,854,656

TOTAL INVESTMENTS IN SECURITIES–101.65% (Cost $114,116,413)		119,854,464

OTHER ASSETS LESS LIABILITIES–(1.65)%		(1,945,246)

NET ASSETS–100.00%		$117,909,218

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $2,310,510, which represented 1.96% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 615,324	$11,817,491	$(11,728,122)	$ -	$ -	$ 704,693	$ 36,949
Invesco Liquid Assets Portfolio, Institutional Class	467,289	8,441,066	(8,404,926)	92	81	503,602	26,641
Invesco Treasury Portfolio, Institutional Class	703,227	13,505,705	(13,403,568)	-	-	805,364	40,099
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	217,153	1,702,675	(1,397,821)	-	-	522,007	4,323*
Invesco Private Prime Fund	558,395	3,111,254	(2,337,249)	243	6	1,332,649	11,239*
Total	$2,561,388	$38,578,191	$(37,271,686)	$335	$87	$3,868,315	$119,251

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $110,248,500)*	$115,986,149

Investments in affiliated money market funds, at value (Cost $3,867,913)	3,868,315

Foreign currencies, at value (Cost $190,344)	190,076

Receivable for:
Investments sold	1,405,824

Fund shares sold	165,272

Dividends	572,835

Investment for trustee deferred compensation and retirement plans	44,271

Other assets	10,026

Total assets	122,242,768

Liabilities:
Payable for:
Investments purchased	2,257,448

Fund shares reacquired	76,578

Amount due custodian	3,779

Collateral upon return of securities loaned	1,854,397

Accrued fees to affiliates	54,663

Accrued other operating expenses	37,177

Trustee deferred compensation and retirement plans	49,508

Total liabilities	4,333,550

Net assets applicable to shares outstanding	$117,909,218

Net assets consist of:
Shares of beneficial interest	$124,049,604

Distributable earnings (loss)	(6,140,386)

$117,909,218

Net Assets:
Series I	$86,407,109

Series II	$31,502,109

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,179,334

Series II	2,308,187

Series I:
Net asset value per share	$13.98

Series II:
Net asset value per share	$13.65

*	At December 31, 2023, securities with an aggregate value of $1,757,143 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $132,098)	$3,979,821

Dividends from affiliated money market funds (includes net securities lending income of $4,247)	107,936

Total investment income	4,087,757

Expenses:
Advisory fees	804,102

Administrative services fees	174,453

Custodian fees	26,312

Distribution fees - Series II	60,156

Transfer agent fees	5,276

Dividends on short sales	306

Trustees’ and officers’ fees and benefits	17,086

Reports to shareholders	8,446

Professional services fees	54,409

Other	1,460

Total expenses	1,152,006

Less: Fees waived	(2,233)

Net expenses	1,149,773

Net investment income	2,937,984

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,283,288)

Affiliated investment securities	87

Foreign currencies	(37,241)

(7,320,442)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	13,340,089

Affiliated investment securities	335

Foreign currencies	(1,440)

13,338,984

Net realized and unrealized gain	6,018,542

Net increase in net assets resulting from operations	$8,956,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$2,937,984	$1,936,320

Net realized gain (loss)	(7,320,442)	322,098

Change in net unrealized appreciation (depreciation)	13,338,984	(39,571,895)

Net increase (decrease) in net assets resulting from operations	8,956,526	(37,313,477)

Distributions to shareholders from distributable earnings:
Series I	(1,206,113)	(2,710,055)

Series II	(285,574)	(651,159)

Total distributions from distributable earnings	(1,491,687)	(3,361,214)

Share transactions–net:
Series I	(3,172,062)	(2,794,358)

Series II	7,691,518	(10,264,747)

Net increase (decrease) in net assets resulting from share transactions	4,519,456	(13,059,105)

Net increase (decrease) in net assets	11,984,295	(53,733,796)

Net assets:
Beginning of year	105,924,923	159,658,719

End of year	$117,909,218	$105,924,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$13.04	$0.37	$ 0.77	$ 1.14	$(0.20)	$ –	$(0.20)	$13.98	9.05%	$ 86,407	1.02%	1.02%	2.79%	88%
Year ended 12/31/22	17.99	0.25	(4.76)	(4.51)	(0.44)	–	(0.44)	13.04	(24.94)	83,608	1.02	1.02	1.65	82
Year ended 12/31/21	14.69	0.25	3.51	3.76	(0.46)	–	(0.46)	17.99	25.71	116,762	0.97	0.97	1.51	95
Year ended 12/31/20	18.22	0.28	(2.61)	(2.33)	(0.77)	(0.43)	(1.20)	14.69	(12.32)	119,114	1.04	1.04	1.86	154
Year ended 12/31/19	15.52	0.39	3.15	3.54	(0.82)	(0.02)	(0.84)	18.22	23.00	150,255	1.04	1.04	2.22	61
Series II
Year ended 12/31/23	12.72	0.33	0.76	1.09	(0.16)	–	(0.16)	13.65	8.82	31,502	1.27	1.27	2.54	88
Year ended 12/31/22	17.53	0.21	(4.64)	(4.43)	(0.38)	–	(0.38)	12.72	(25.14)	22,317	1.27	1.27	1.40	82
Year ended 12/31/21	14.33	0.20	3.43	3.63	(0.43)	–	(0.43)	17.53	25.44	42,896	1.22	1.22	1.26	95
Year ended 12/31/20	17.78	0.24	(2.55)	(2.31)	(0.71)	(0.43)	(1.14)	14.33	(12.56)	35,111	1.29	1.29	1.61	154
Year ended 12/31/19	15.03	0.34	3.04	3.38	(0.61)	(0.02)	(0.63)	17.78	22.65	45,233	1.29	1.29	1.97	61

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Global Real Estate Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

Invesco V.I. Global Real Estate Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

 For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.75%.

 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

 Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an

Invesco V.I. Global Real Estate Fund

expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

 Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

 For the year ended December 31, 2023, the Adviser waived advisory fees of $2,233.

 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $14,983 for accounting and fund administrative services and was reimbursed $159,470 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

 The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

 The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

 Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$4,607,781	$–	$ 4,607,781
Belgium	–	1,596,118	–	1,596,118
Canada	1,982,160	–	–	1,982,160
France	–	981,159	–	981,159
Germany	–	5,359,641	–	5,359,641
Hong Kong	–	5,453,239	–	5,453,239
Japan	–	11,449,189	–	11,449,189
Spain	–	2,576,399	–	2,576,399
Sweden	–	1,147,606	–	1,147,606
United Kingdom	–	6,154,940	–	6,154,940
United States	74,677,917	–	–	74,677,917
Money Market Funds	2,013,659	1,854,656	–	3,868,315
Total Investments	$78,673,736	$41,180,728	$–	$119,854,464

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be

Invesco V.I. Global Real Estate Fund

invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$1,491,687	$3,361,214

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$ 2,481,627

Net unrealized appreciation – investments	3,678,314

Net unrealized appreciation (depreciation) – foreign currencies	(1,904)

Temporary book/tax differences	(72,466)

Capital loss carryforward	(12,225,957)

Shares of beneficial interest	124,049,604

Total net assets	$117,909,218

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$8,347,189	$3,878,768	$12,225,957

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $99,262,083 and $92,806,198, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$7,638,618

Aggregate unrealized (depreciation) of investments	(3,960,304)

Net unrealized appreciation of investments	$3,678,314

 Cost of investments for tax purposes is $116,176,150.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, passive foreign investment companies, foreign currency transactions and partnerships, on December 31, 2023, undistributed net investment income was decreased by $71,909 and undistributed net realized gain (loss) was increased by $71,909. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	1,049,147	$13,792,368	1,275,223	$19,068,846

Series II	1,370,800	18,130,014	962,265	15,158,488

Issued as reinvestment of dividends:
Series I	104,155	1,206,113	218,906	2,710,055

Series II	25,250	285,574	53,904	651,159

Reacquired:
Series I	(1,384,014)	(18,170,543)	(1,573,116)	(24,573,259)

Series II	(841,687)	(10,724,070)	(1,709,155)	(26,074,394)

Net increase (decrease) in share activity	323,651	$4,519,456	(771,973)	$(13,059,105)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,075.60	$5.39	$1,020.01	$5.24	1.03%
Series II	1,000.00	1,074.70	6.69	1,018.75	6.51	1.28

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Global Strategic Income Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	O-VIGLSI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Global Strategic Income Fund (the Fund) outperformed the Bloomberg Global Aggregate Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	8.88%
Series II Shares	8.60
Bloomberg Global Aggregate Index▼	5.72

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended December 31, 2023, volatility remained elevated in global fixed-income markets for much of the year as investor concerns vacillated between growth and inflation. Uncertainty on the path of the US Federal Reserve (the Fed), which has a global impact, kept markets guessing whether the prospect of continued strong growth would lead to higher interest rates, potentially for longer, or the prospect of imminent recession would unfold due to monetary tightening at a pace and scale not seen in the past two decades. While inflation data surprised to the upside in the first half of the fiscal year, growth data largely did so throughout the year, leading developed market (DM) central banks, particularly the Fed, to raise policy rates throughout the fiscal year. As disinflation unfolded in emerging markets (EM), uncertainty on the path of the Fed generated questions on the degree to which EM central banks would need to continue hiking or remain at elevated rates, despite their earlier start to monetary policy tightening. As disinflation commenced in DMs, especially the US, and continued in EMs, this concern abated, and EM central banks began to cut interest rates.

 Despite the headwinds of aggressive monetary policy tightening throughout 2022, the global economy showed strength in the first quarter of 2023 as China reopened and Europe experienced a mild winter. However, stress in the banking sector erupted in March, raising recession fears and tempering investors’ sentiment toward risk. Fortunately, these issues did not appear to be systemic, and policymakers’ swift response helped to calm markets. Major DM central banks continued to raise interest rates, albeit at a slower pace. The Fed and Bank of England (BOE) raised their policy rates by 0.50%, while the European Central Bank (ECB) hiked by 1.00%.1 Select central banks in EMs also raised rates during the quarter, but most appear to be at or near the end of their hiking cycles. As a result of changing expectations for relative growth and monetary policy, the US dollar weakened during the quarter, declining 1.1%.1

 The second quarter of 2023 saw a decrease in market volatility as the threat of an imminent US recession receded amid better-than-expected economic data. Inflation generally eased in DMs, largely driven by moderation in the goods component. However, core inflation remained more stubborn, leading most developed central banks to continue their monetary tightening. The ECB and BOE each raised their policy rate by 0.50%. The Fed raised its rate by 0.25%1 in May before pausing in June and then signaling that rates may remain elevated for some time. Most central banks in EMs reached their terminal rate for the current cycle, and with disinflation materializing, started to have room to begin cutting interest rates in the second half of the year. The US dollar continued its sideways trend as investors anticipated the Fed nearing the end of its rate hikes.

 In the third quarter of 2023, progress on disinflation allowed many major economies, including the US, to pause their rate hiking campaigns. Nevertheless, resilience in economic activity and the labor market raised the prospect that central banks will keep rates higher for an extended period. Both the Fed and ECB raised rates by 0.25%1 in July and BOE raised rates in August. The ECB hiked again in September and suggested this rate might be sufficient to guide inflation back to its target. The Fed and the BOE kept rates steady in September, but guided the market to anticipate an extended period of elevated rates. Divergence in monetary policy among EM central banks continued as some countries, including Poland, Brazil, Chile and Peru, began to cut rates over the quarter. Meanwhile, a few countries, including Thailand and Turkey, hiked rates during the quarter. In addition, China’s economy appeared to stabilize as the country’s central bank further eased its monetary policy. The US dollar gained 3.2%1 during the quarter, driven by surging Treasury yields.

 In the fourth quarter of 2023, the Fed, ECB and BOE all kept their rates unchanged, yet disinflation progress and a shift in Fed rhetoric reinforced market expectations that the rate hiking cycle in the US reached its conclusion, and the next move would likely be a cut in 2024. In EMs, Asian central banks mostly held rates steady over the course of the quarter, while central banks in Latin America and Central and Eastern Europe continued to lower rates. The US dollar fell by 4.6% during the quarter, as the Fed’s pivot towards rate cuts weighted on the currency.

 Compared to the Bloomberg Global Aggregate Index, the Fund’s interest rate and credit exposure contributed positively to relative Fund performance over the fiscal year, while foreign currency exposure detracted. The top contributors to relative Fund performance were interest rate positioning in Brazil and Colombia, and positioning in the Mexican peso, while the top detractors were positioning in the Argentinian peso, yield curve positioning, and positioning in the Japanese yen.

 Going forward, our expectations for the medium to long term are that the global interest rate hiking cycle is behind us and that volatility in both developed and emerging sovereign bond markets will eventually decline. This gives investors the opportunity to potentially benefit from high nominal and real interest rates, particularly in EM sovereign bonds. We also anticipate that the US dollar could continue to weaken as the Fed reaches peak rates and begins to ease monetary policy over time. The difference between interest rate levels in DMs and EMs has in our view benefited EM currencies this year. We believe a weaker dollar could allow foreign currencies to offer an additional source of return for investors.

 Given the current under-owned nature of global fixed income, we believe that the potential for a weaker US dollar going forward, along with the growth and interest rate differentials between domestic and international markets may be a catalyst for interest to return to the asset class. Importantly, individual country dynamics are reasserting themselves as various growth and inflation dynamics transpire across countries, offering greater differentiation among opportunities. We remain focused on extracting alpha as these dynamics unfold.

 Thank you for investing in Invesco V.I. Global Strategic Income Fund.

1 Source: Bloomberg LP

Invesco V.I. Global Strategic Income Fund

Portfolio manager(s):

Hemant Baijal - Lead

Michael Block

Kristina Campmany

Christopher Kelly

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Strategic Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (5/3/93)	4.76%
10 Years	1.50
5 Years	1.30
1 Year	8.88

Series II Shares
Inception (3/19/01)	4.09%
10 Years	1.25
5 Years	1.04
1 Year	8.60

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Global Strategic Income Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Global Strategic Income Fund (renamed Invesco V.I. Global Strategic Income Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Global Strategic Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Strategic Income Fund

Supplemental Information

Invesco V.I. Global Strategic Income Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Strategic Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	32.43%

Non-U.S. Dollar Denominated Bonds & Notes	29.45

Asset-Backed Securities	8.47

U.S. Treasury Securities	7.24

U.S. Government Sponsored Agency Mortgage-Backed Securities	6.18

Agency Credit Risk Transfer Notes	3.38

Open Over-The-Counter Foreign Currency Options Purchased	1.13

Security Types Each Less Than 1% of Portfolio	1.75

Money Market Funds Plus Other Assets Less Liabilities	9.97

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	7.23%

2.	Brazil Notas do Tesouro Nacional	6.16

3.	Federal Home Loan Mortgage Corp.	5.06

4.	Federal National Mortgage Association	4.48

5.	Colombian TES	3.56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Global Strategic Income Fund

Consolidated Schedule of Investments

December 31, 2023

	Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–32.43%
Angola–0.15%

Angolan Government International Bond, 8.75%, 04/14/2032(a)	$	1,200,000	$ 1,058,666

Argentina–0.00%

Argentina Treasury Dual Bond, 3.25%, 04/30/2024		14,286	11,822

Belgium–0.21%

Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/2028(a)		1,600,000	1,503,360

Brazil–0.64%

CSN Inova Ventures, 6.75%, 01/28/2028(a)		200,000	195,562

CSN Resources S.A., 5.88%, 04/08/2032(a)		450,000	391,799

Embraer Netherlands Finance B.V., 7.00%, 07/28/2030(a)		780,000	818,997

Minerva Luxembourg S.A., 8.88%, 09/13/2033(a)(b)		695,000	736,035

Sitios Latinoamerica S.A.B. de C.V., 5.38%, 04/04/2032(a)		2,024,000	1,883,430

Suzano Austria GmbH, 2.50%, 09/15/2028		701,000	616,072

			4,641,895

Canada–1.24%

1011778 BC ULC/New Red Finance, Inc., 3.50%, 02/15/2029(a)(b)		505,000	466,151

1375209 BC Ltd., 9.00%, 01/30/2028(a)(b)		316,000	308,370

Element Fleet Management Corp., 6.32%, 12/04/2028(a)		1,544,000	1,596,536

Enbridge, Inc., 7.38%, 01/15/2083(b)(c)		2,989,000	2,946,714

GFL Environmental, Inc., 6.75%, 01/15/2031(a)		435,000	448,716

Hudbay Minerals, Inc., 6.13%, 04/01/2029(a)(b)		329,000	323,017

New Gold, Inc., 7.50%, 07/15/2027(a)		294,000	296,982

Ritchie Bros. Holdings, Inc., 6.75%, 03/15/2028(a)		852,000	878,261

Strathcona Resources Ltd., 6.88%, 08/01/2026(a)(b)		298,000	284,807

Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(c)		1,455,000	1,379,017

			8,928,571

Chile–0.35%

AES Andes S.A., 6.35%, 10/07/2079(a)(c)		750,000	706,316

Kenbourne Invest S.A., 4.70%, 01/22/2028(a)		771,000	408,295

	Principal Amount		Value
Chile–(continued)

Mercury Chile Holdco LLC, 6.50%, 01/24/2027(a)	$	1,500,000	$ 1,399,186

			2,513,797

China–0.08%

Prosus N.V., 3.06%, 07/13/2031(a)		750,000	606,299

Colombia–0.68%

Bancolombia S.A., 6.91%, 10/18/2027(c)		2,350,000	2,350,510

Colombia Government International Bond, 4.13%, 02/22/2042		1,475,000	1,058,968

Ecopetrol S.A., 5.38%, 06/26/2026		1,500,000	1,471,765

			4,881,243

Czech Republic–0.03%

Allwyn Entertainment Financing (UK) PLC, 7.88%, 04/30/2029(a)		232,000	237,220

Denmark–0.42%

Danske Bank A/S, 6.13%(a)(c)(d)		3,050,000	3,036,443

Dominican Republic–0.10%

Dominican Republic International Bond, 4.50%, 01/30/2030(a)		305,000	281,744

4.88%, 09/23/2032(a)		500,000	456,450

			738,194

Egypt–0.09%

Egypt Government International Bond, 8.50%, 01/31/2047(a)		1,050,000	656,187

Finland–0.21%

Nordea Bank Abp, 6.63%(a)(c)(d)		1,500,000	1,490,601

France–1.70%

Altice France S.A., 8.13%, 02/01/2027(a)		61,000	56,281

5.13%, 07/15/2029(a)		46,000	35,851

5.50%, 10/15/2029(a)		115,000	90,319

BNP Paribas S.A., 6.63%(a)(c)(d)		2,100,000	2,092,157

7.75%(a)(c)(d)		750,000	767,453

BPCE S.A., 5.15%, 07/21/2024(a)		1,500,000	1,487,441

Credit Agricole S.A., 7.88%(a)(c)(d)		4,550,000	4,554,614

Electricite de France S.A., 9.13%(a)(c)(d)		1,201,000	1,343,813

Iliad Holding S.A.S.U., 6.50%, 10/15/2026(a)		200,000	199,752

7.00%, 10/15/2028(a)		537,000	534,752

Societe Generale S.A., 10.00%(a)(c)(d)		1,022,000	1,094,576

			12,257,009

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value
Germany–0.42%

Bayer US Finance LLC, 6.13%, 11/21/2026(a)	$	1,745,000	$ 1,774,748

6.88%, 11/21/2053(a)		624,000	665,249

ZF North America Capital, Inc., 6.88%, 04/14/2028(a)		421,000	436,532

7.13%, 04/14/2030(a)		151,000	161,111

			3,037,640

Hong Kong–0.83%

Melco Resorts Finance Ltd., 4.88%, 06/06/2025(a)		3,750,000	3,640,575

5.75%, 07/21/2028(a)		725,000	672,092

5.38%, 12/04/2029(a)		519,000	459,201

Prudential Funding Asia PLC, 4.88%(a)(d)		1,450,000	1,210,750

			5,982,618

India–0.22%

JSW Steel Ltd., 3.95%, 04/05/2027(a)		1,740,000	1,607,853

Indonesia–0.83%

PT Bank Tabungan Negara (Persero) Tbk, 4.20%, 01/23/2025(a)		2,610,000	2,556,634

PT Indonesia Asahan Aluminium/PT Mineral Industri Indonesia (Persero), 6.76%, 11/15/2048(a)		1,300,000	1,384,942

PT Pertamina (Persero), 4.18%, 01/21/2050(a)		725,000	606,554

PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.13%, 05/15/2027(a)		1,500,000	1,460,505

			6,008,635

Iraq–0.05%

Iraq International Bond, 5.80%, 01/15/2028(a)		393,750	369,167

Ireland–0.39%

AerCap Global Aviation Trust, 6.50%, 06/15/2045(a)(c)		280,000	280,753

BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037		750,000	765,020
Coriolanus DAC,

Series 116, 0.00%, 04/30/2025(a)(e)		213,506	205,261

Series 119, 0.00%, 04/30/2025(a)(e)		227,145	218,373

Series 120, 0.00%, 04/30/2025(a)(e)		284,328	273,348

Series 122, 0.00%, 04/30/2025(a)(e)		249,115	239,496

Series 124, 0.00%, 04/30/2025(a)(e)		200,084	192,358

Series 126, 0.00%, 04/30/2025(a)		223,835	215,191

Series 127, 0.00%, 04/30/2025(a)(e)		259,266	249,254

0.00%, 04/30/2025(a)(e)		203,484	195,626

			2,834,680

	Principal Amount		Value
Italy–0.46%

Telecom Italia Capital S.A., 6.38%, 11/15/2033	$	316,000	$ 309,493

UniCredit S.p.A., 8.00%(a)(c)(d)		3,000,000	2,990,899

			3,300,392

Ivory Coast–0.12%

Ivory Coast Government International Bond, 5.38%, 07/23/2024(a)		900,000	892,611

Macau–0.71%

MGM China Holdings Ltd., 5.38%, 05/15/2024(a)		1,505,000	1,499,476

5.25%, 06/18/2025(a)(b)		1,200,000	1,179,452

5.88%, 05/15/2026(a)		450,000	440,882

Studio City Finance Ltd., 5.00%, 01/15/2029(a)(b)		400,000	336,594

Wynn Macau Ltd., 4.88%, 10/01/2024(a)(b)		1,160,000	1,146,115

5.63%, 08/26/2028(a)		538,000	498,766

			5,101,285

Mexico–1.53%

Banco Mercantil del Norte S.A., 8.38%(a)(c)(d)		650,000	641,836

5.88%(a)(c)(d)		710,000	654,187

Braskem Idesa S.A.P.I., 7.45%, 11/15/2029(a)		1,450,000	912,877

6.99%, 02/20/2032(a)(b)		608,000	356,492

CEMEX Materials LLC, 7.70%, 07/21/2025(a)		1,500,000	1,533,750

Cemex S.A.B. de C.V., 5.13%(a)(c)(d)		965,000	915,960

Mexico Remittances Funding Fiduciary Estate Management S.a.r.l., 4.88%, 01/15/2028(a)		1,275,000	1,131,154

Nemak S.A.B. de C.V., 3.63%, 06/28/2031(a)		1,195,000	994,191

Petroleos Mexicanos, 6.50%, 03/13/2027		1,500,000	1,399,261

8.75%, 06/02/2029		1,500,000	1,459,283

7.69%, 01/23/2050		725,000	516,515

6.95%, 01/28/2060		825,000	544,389

			11,059,895

Netherlands–0.67%

ING Groep N.V., 6.50%(c)(d)		2,200,000	2,146,545

5.75%(b)(c)(d)		2,900,000	2,709,669

			4,856,214

Nigeria–0.10%

Nigeria Government International Bond, 6.50%, 11/28/2027(a)		750,000	687,533

Oman–0.22%

Oman Government International Bond, 6.75%, 01/17/2048(a)		1,500,000	1,573,275

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value
Panama–0.09%

Telecomunicaciones Digitales S.A., 4.50%, 01/30/2030(a)	$	750,000	$ 647,176

Romania–0.11%

Romanian Government International Bond, 7.13%, 01/17/2033(a)		750,000	810,161

Supranational–0.11%

European Bank for Reconstruction and Development, 6.40%, 08/27/2025		800,000	820,640

Sweden–0.63%

Swedbank AB, Series NC5, 5.63%(a)(c)(d)		4,600,000	4,531,460

Switzerland–0.91%

Cloverie PLC for Swiss Reinsurance Co. Ltd., 4.50%, 09/11/2044(a)(c)		1,650,000	1,631,190

Credit Suisse Group AG, 6.25%(a)(c)(d)(f)		3,015,000	361,800

UBS Group AG, 7.00%(a)(c)(d)		1,500,000	1,500,475

6.88%(a)(c)(d)		1,500,000	1,478,670

9.25%(a)(c)(d)		835,000	927,489

9.25%(a)(c)(d)		638,000	689,854

			6,589,478

Ukraine–0.08%

Ukraine Government International Bond, 7.75%, 08/01/2041(a)(f)		1,225,000	552,606

United Kingdom–2.17%

abrdn PLC, 4.25%, 06/30/2028(a)		675,000	596,592

Barclays PLC, 8.00%(b)(c)(d)		1,500,000	1,493,436

BP Capital Markets PLC, 4.88%(c)(d)		455,000	433,580

British Telecommunications PLC, 4.25%, 11/23/2081(a)(b)(c)		4,350,000	4,023,630

HSBC Holdings PLC, 6.38%(c)(d)		750,000	741,464

Lloyds Banking Group PLC, 7.50%(c)(d)		900,000	892,222

7.50%(c)(d)		1,500,000	1,472,686

M&G PLC, 6.50%, 10/20/2048(a)(c)		375,000	374,203

NatWest Group PLC, 6.00%(b)(c)(d)		2,250,000	2,180,944

Virgin Media Finance PLC, 5.00%, 07/15/2030(a)		146,000	128,905

Virgin Media Secured Finance PLC, 5.50%, 05/15/2029(a)		130,000	125,758

Vodafone Group PLC, 3.25%, 06/04/2081(b)(c)		2,743,000	2,528,358

4.13%, 06/04/2081(c)		750,000	646,692

			15,638,470

United States–15.70%

Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(a)		852,000	857,129

	Principal Amount		Value
United States–(continued)

Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(a)(b)	$	2,010,000	$ 2,023,873

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 01/15/2031(a)(b)		291,000	307,148

Allison Transmission, Inc., 4.75%, 10/01/2027(a)		280,000	270,730

3.75%, 01/30/2031(a)(b)		1,111,000	982,801

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(a)		2,466,667	2,450,686

5.75%, 04/20/2029(a)		601,000	586,520

American Express Co., 6.34%, 10/30/2026(c)		2,100,000	2,142,253

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(a)		291,000	293,283

Ball Corp., 6.00%, 06/15/2029		284,000	290,368

Bath & Body Works, Inc., 6.88%, 11/01/2035		575,000	583,023

Becton, Dickinson and Co., 3.79%, 05/20/2050		1,163,000	948,601

Boeing Co. (The), 4.88%, 05/01/2025		1,500,000	1,493,748

Camelot Finance S.A., 4.50%, 11/01/2026(a)		605,000	591,112

Carnival Corp., 6.00%, 05/01/2029(a)		178,000	171,409

10.50%, 06/01/2030(a)(b)		274,000	299,901

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(a)(b)		868,000	945,420

Carriage Services, Inc., 4.25%, 05/15/2029(a)		731,000	650,067

Carrier Global Corp., 5.80%, 11/30/2025(a)		886,000	898,181

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(a)		345,000	300,505

CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(a)(b)		298,000	296,202

5.00%, 02/01/2028(a)		215,000	205,876

5.38%, 06/01/2029(a)		154,000	145,373

4.75%, 03/01/2030(a)		1,500,000	1,372,800

4.50%, 08/15/2030(a)		1,916,000	1,729,802

4.50%, 05/01/2032		206,000	176,705

Charles Schwab Corp. (The), 6.20%, 11/17/2029(c)		1,667,000	1,749,096

Series G, 5.38%(b)(c)(d)		454,000	448,833

Citigroup, Inc., 3.88%(c)(d)		269,000	238,825

7.38%(c)(d)		61,000	61,890

Clarivate Science Holdings Corp., 4.88%, 07/01/2029(a)		229,000	215,117

Clearway Energy Operating LLC, 4.75%, 03/15/2028(a)		302,000	291,184

3.75%, 02/15/2031(a)		170,000	149,936

Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(a)		295,000	299,522

6.25%, 10/01/2040		175,000	157,201

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value
United States–(continued)

Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029(a)	$	300,000	$ 295,285

Community Health Systems, Inc., 8.00%, 03/15/2026(a)		907,000	904,794

8.00%, 12/15/2027(a)		585,000	565,241

5.25%, 05/15/2030(a)		239,000	200,217

4.75%, 02/15/2031(a)		160,000	126,000

Cox Communications, Inc., 2.95%, 10/01/2050(a)		956,000	614,304

CrowdStrike Holdings, Inc., 3.00%, 02/15/2029(b)		680,000	615,286

CSC Holdings LLC,

5.50%, 04/15/2027(a)		304,000	281,190

5.38%, 02/01/2028(a)		685,000	605,727

CVR Energy, Inc., 8.50%, 01/15/2029(a)		291,000	289,797

CVS Health Corp., 5.05%, 03/25/2048		1,500,000	1,404,261

DaVita, Inc., 3.75%, 02/15/2031(a)		204,000	167,868

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(a)		461,000	435,931

Dell International LLC/EMC Corp., 6.20%, 07/15/2030		2,600,000	2,790,950

DISH Network Corp., 11.75%, 11/15/2027(a)		446,000	465,924

Diversified Healthcare Trust, 4.75%, 05/01/2024		174,000	173,530

0.00%, 01/15/2026(a)(e)		458,000	375,942

4.38%, 03/01/2031		53,000	39,842

Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(a)(b)		594,000	607,436

Encompass Health Corp., 4.50%, 02/01/2028(b)		348,000	333,279

EnerSys, 4.38%, 12/15/2027(a)(b)		474,000	450,596

Enpro, Inc., 5.75%, 10/15/2026		461,000	456,760

FedEx Corp., 4.05%, 02/15/2048		1,500,000	1,251,777

FirstCash, Inc., 5.63%, 01/01/2030(a)		328,000	314,560

Ford Motor Credit Co. LLC, 5.13%, 06/16/2025		4,500,000	4,445,389

Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(a)		309,000	297,401

7.88%, 12/01/2030(a)		571,000	595,399

Freeport-McMoRan, Inc., 4.63%, 08/01/2030(b)		2,710,000	2,652,268

Gartner, Inc., 3.75%, 10/01/2030(a)		37,000	32,748

General Motors Co., 6.80%, 10/01/2027		3,000,000	3,182,133

Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 01/15/2027		125,000	127,163

7.75%, 02/01/2028		56,000	56,253

8.88%, 04/15/2030		142,000	146,985

Group 1 Automotive, Inc., 4.00%, 08/15/2028(a)		971,000	901,080

	Principal Amount		Value
United States–(continued)

Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(a)(b)	$	1,049,000	$ 1,012,996

Hess Midstream Operations L.P., 5.63%, 02/15/2026(a)		432,000	429,218

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 04/15/2030(a)		283,000	274,837

6.00%, 02/01/2031(a)		88,000	85,152

6.25%, 04/15/2032(a)		75,000	72,255

8.38%, 11/01/2033(a)		158,000	167,636

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(a)		356,000	352,395

8.88%, 07/15/2028(a)		221,000	232,193

International Game Technology PLC, 5.25%, 01/15/2029(a)		302,000	295,907

J. M. Smucker Co. (The), 5.90%, 11/15/2028(b)		1,467,000	1,543,676

Jabil, Inc., 3.00%, 01/15/2031		1,300,000	1,127,492

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(a)(b)		653,000	609,666

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.13%, 02/01/2028		1,105,000	1,099,559

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(a)		273,000	244,669

Jefferies Financial Group, Inc., 6.50%, 07/31/2026		1,500,000	1,498,455

JPMorgan Chase & Co., Series FF, 5.00%(c)(d)		604,000	593,364

Kohl’s Corp., 4.63%, 05/01/2031		141,000	110,878

L3Harris Technologies, Inc., 5.40%, 01/15/2027		1,250,000	1,276,551

Lamar Media Corp., 4.88%, 01/15/2029		764,000	740,113

4.00%, 02/15/2030(b)		663,000	608,314

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(a)		334,000	310,677

8.25%, 08/01/2031(a)(b)		567,000	592,359

Level 3 Financing, Inc., 3.75%, 07/15/2029(a)		606,000	258,114

Lithia Motors, Inc., 3.88%, 06/01/2029(a)(b)		679,000	613,944

Macy’s Retail Holdings LLC, 5.88%, 03/15/2030(a)(b)		319,000	303,508

4.50%, 12/15/2034		188,000	152,607

Marriott International, Inc., Series EE, 5.75%, 05/01/2025		822,000	827,417

Mativ Holdings, Inc., 6.88%, 10/01/2026(a)		2,178,000	2,091,668

Mattel, Inc., 6.20%, 10/01/2040		725,000	702,218

Medline Borrower L.P., 3.88%, 04/01/2029(a)		335,000	303,294

Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(a)		303,000	311,867

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value
United States–(continued)

MPT Operating Partnership L.P./MPT Finance Corp., 5.25%, 08/01/2026	$	168,000	$ 150,374

3.50%, 03/15/2031		239,000	149,754

Navient Corp., 5.00%, 03/15/2027		160,000	154,623

9.38%, 07/25/2030		96,000	100,657

NCL Corp. Ltd., 5.88%, 02/15/2027(a)		630,000	624,955

8.13%, 01/15/2029(a)		113,000	118,123

NESCO Holdings II, Inc., 5.50%, 04/15/2029(a)		325,000	300,818

New Fortress Energy, Inc., 6.50%, 09/30/2026(a)		224,000	215,333

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(a)		169,000	162,536

Novelis Corp., 3.25%, 11/15/2026(a)(b)		467,000	439,944

NRG Energy, Inc., 4.45%, 06/15/2029(a)		313,000	295,734

3.88%, 02/15/2032(a)		353,000	302,600

Oceaneering International, Inc., 6.00%, 02/01/2028(a)		315,000	305,679

Office Properties Income Trust, 4.25%, 05/15/2024		327,000	310,138

OneMain Finance Corp., 6.88%, 03/15/2025		405,000	410,299

7.13%, 03/15/2026		381,000	388,416

3.88%, 09/15/2028		193,000	170,914

5.38%, 11/15/2029		74,000	69,402

ONEOK, Inc., 5.55%, 11/01/2026(b)		1,240,000	1,262,122

6.63%, 09/01/2053		1,556,000	1,743,343

Paramount Global, 2.90%, 01/15/2027		1,620,000	1,500,181

PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(a)		299,000	304,856

Penske Truck Leasing Co. L.P./PTL Finance Corp., 2.70%, 11/01/2024(a)		260,000	253,012

6.05%, 08/01/2028(a)		3,000,000	3,112,517

PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(a)		306,000	297,936

Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/2053		41,000	41,887

Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030		780,000	718,160

PNC Financial Services Group, Inc. (The), 6.62%, 10/20/2027(b)(c)		2,226,000	2,310,023

Prestige Brands, Inc., 3.75%, 04/01/2031(a)(b)		540,000	472,646

RLJ Lodging Trust L.P., 4.00%, 09/15/2029(a)		334,000	300,484

Rockies Express Pipeline LLC, 4.95%, 07/15/2029(a)		309,000	295,822

6.88%, 04/15/2040(a)		50,000	48,993

	Principal Amount		Value
United States–(continued)

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(a)	$	488,000	$ 452,220

Royal Caribbean Cruises Ltd., 8.25%, 01/15/2029(a)		827,000	879,367

RR Donnelley & Sons Co., 8.25%, 07/01/2027		165,000	162,127

SBA Communications Corp., 3.88%, 02/15/2027		617,000	592,939

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(a)		329,000	311,436

Seagate HDD Cayman, 4.13%, 01/15/2031		376,000	336,610

9.63%, 12/01/2032		531,200	607,879

Sealed Air Corp., 7.25%, 02/15/2031(a)(b)		285,000	302,542

6.88%, 07/15/2033(a)		141,000	149,715

Sempra, 4.13%, 04/01/2052(c)		4,350,000	3,754,784

Sensata Technologies B.V., 5.00%, 10/01/2025(a)		198,000	198,363

5.88%, 09/01/2030(a)		250,000	248,645

Service Properties Trust, 5.50%, 12/15/2027		477,000	437,236

8.63%, 11/15/2031(a)		698,000	731,688

Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/2028(a)		428,000	443,862

SM Energy Co., 6.63%, 01/15/2027		437,000	434,973

Southern Co. (The), Series B, 4.00%, 01/15/2051(b)(c)		3,271,000	3,116,308

Series 21-A, 3.75%, 09/15/2051(c)		2,113,000	1,929,186

Southwestern Energy Co., 4.75%, 02/01/2032		334,000	309,437

SS&C Technologies, Inc., 5.50%, 09/30/2027(a)		298,000	293,935

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(a)(g)		295,000	292,960

Talen Energy Supply LLC, 8.63%, 06/01/2030(a)		281,000	298,781

Tenet Healthcare Corp., 4.88%, 01/01/2026		581,000	574,863

TransDigm, Inc., 6.25%, 03/15/2026(a)		585,000	584,583

6.75%, 08/15/2028(a)		136,000	139,309

7.13%, 12/01/2031(a)		145,000	152,129

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(a)		295,000	306,264

Transocean, Inc., 8.75%, 02/15/2030(a)		282,150	295,003

U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028		480,000	458,238

United Airlines, Inc., 4.38%, 04/15/2026(a)		1,455,000	1,418,902

Valaris Ltd., 8.38%, 04/30/2030(a)		290,000	297,365

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value
United States–(continued)

Venture Global LNG, Inc., 8.13%, 06/01/2028(a)(b)	$	403,000	$ 407,355

9.50%, 02/01/2029(a)		306,000	323,990

Viatris, Inc., 3.85%, 06/22/2040		780,000	580,877

Victoria’s Secret & Co., 4.63%, 07/15/2029(a)(b)		400,000	334,628

Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(a)		308,000	300,565

Vistra Operations Co. LLC, 7.75%, 10/15/2031(a)		700,000	727,537

VOC Escrow Ltd., 5.00%, 02/15/2028(a)		160,000	153,351

Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024		2,178,000	2,140,321

Yum! Brands, Inc., 5.38%, 04/01/2032(b)		773,000	760,310

			113,244,299

Zambia–0.18%

First Quantum Minerals Ltd., 6.88%, 10/15/2027(a)		1,500,000	1,276,875

Total U.S. Dollar Denominated Bonds & Notes (Cost $244,437,835)			233,984,270

Non-U.S. Dollar Denominated Bonds & Notes–29.45%(h)
Australia–1.64%

Australia Government Bond, Series 155, 2.50%, 05/21/2030(a)	AUD	10,446,000	6,615,632

Series 169, 4.75%, 06/21/2054(a)	AUD	7,100,000	5,218,184

			11,833,816

Austria–0.33%

Erste Group Bank AG, 5.13%(a)(c)(d)	EUR	1,000,000	1,047,372

Republic of Austria Government Bond, 2.10%, 09/20/2117(a)	EUR	1,538,000	1,347,597

			2,394,969

Belgium–0.51%

KBC Group N.V., 4.25%(a)(c)(d)	EUR	1,000,000	1,019,973

4.75%(a)(c)(d)	EUR	2,400,000	2,650,773

			3,670,746

Brazil–6.17%

Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/2055	BRL	2,300,000	2,139,108

Series F, 10.00%, 01/01/2027	BRL	205,000,000	42,374,980

			44,514,088

Canada–0.61%

Province of Ontario, 3.75%, 12/02/2053	CAD	6,000,000	4,395,131

China–0.53%

China Government Bond, 3.32%, 04/15/2052	CNY	25,000,000	3,803,372

	Principal Amount		Value
Colombia–3.57%

Colombian TES, Series B, 7.50%, 08/26/2026	COP	13,500,000,000	$ 3,333,424

Series B, 6.00%, 04/28/2028	COP	15,450,000,000	3,519,500

Series B, 7.75%, 09/18/2030	COP	31,000,000,000	7,296,160

Series B, 7.00%, 06/30/2032	COP	30,000,000,000	6,492,204

Series B, 9.25%, 05/28/2042	COP	4,875,000,000	1,142,255

Series B, 7.25%, 10/26/2050	COP	21,000,000,000	3,950,092

			25,733,635

Czech Republic–0.06%

CPI Property Group S.A., 4.88%(a)(c)(d)	EUR	1,300,000	430,081

Egypt–0.05%

Egypt Government International Bond, 4.75%, 04/16/2026(a)	EUR	400,000	359,534

France–1.11%

BPCE S.A., Series NC5, 1.50%, 01/13/2042(a)(c)	EUR	2,000,000	2,007,874

Electricite de France S.A., 5.38%(a)(c)(d)	EUR	2,100,000	2,331,450

French Republic Government Bond OAT, 0.50%, 05/25/2072(a)	EUR	7,935,000	3,686,202

			8,025,526

Germany–0.26%

Deutsche Lufthansa AG, 4.38%, 08/12/2075(a)(c)	EUR	750,000	810,509

Nidda Healthcare Holding GmbH, 7.50%, 08/21/2026(a)	EUR	453,000	516,336

Volkswagen International Finance N.V., 4.63%(a)(c)(d)	EUR	520,000	571,194

			1,898,039

Greece–1.02%

Hellenic Republic Government Bond, 4.38%, 07/18/2038(a)	EUR	6,000,000	7,303,840

0.00%, 10/15/2042	EUR	23,730,000	69,683

			7,373,523

India–1.07%

India Government Bond, 6.54%, 01/17/2032	INR	300,000,000	3,466,374

7.26%, 08/22/2032	INR	350,000,000	4,216,046

			7,682,420

Indonesia–0.96%

Indonesia Treasury Bond, Series FR95, 6.38%, 08/15/2028	IDR	60,000,000,000	3,890,005

Series FR96, 7.00%, 02/15/2033	IDR	45,000,000,000	3,030,639

			6,920,644

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value
Italy–0.11%

Intesa Sanpaolo S.p.A., 6.38%(a)(c)(d)	EUR	750,000	$ 794,476

Ivory Coast–0.15%

Ivory Coast Government International Bond, 4.88%, 01/30/2032(a)	EUR	1,150,000	1,073,227

Japan–0.76%

Japan Government Bond, Series 15, 1.00%, 03/20/2062	JPY	288,700,000	1,626,270

Series 77, 1.60%, 12/20/2052	JPY	553,650,000	3,882,773

			5,509,043

Malaysia–0.95%

Malaysia Government Bond, Series 115, 3.96%, 09/15/2025	MYR	7,500,000	1,645,520

Series 319, 3.48%, 06/14/2024	MYR	24,000,000	5,229,642

			6,875,162

Netherlands–0.34%

ABN AMRO Bank N.V., 4.38%(a)(c)(d)	EUR	800,000	846,217

Cooperatieve Rabobank U.A., 3.25%(a)(c)(d)	EUR	800,000	788,544

4.38%(a)(c)(d)	EUR	800,000	829,173

			2,463,934

Peru–1.76%

Credicorp Capital Sociedad Titulizadora S.A., 10.10%, 12/15/2043(a)	PEN	3,050,000	824,542

Peru Government Bond, 6.15%, 08/12/2032	PEN	45,000,000	11,886,101

			12,710,643

South Africa–2.81%

Republic of South Africa Government Bond, Series 2032, 8.25%, 03/31/2032	ZAR	181,200,000	8,676,897

Series 2040, 9.00%, 01/31/2040	ZAR	270,000,000	11,573,432

			20,250,329

Spain–0.98%

Banco Bilbao Vizcaya Argentaria S.A., 6.00%(a)(c)(d)	EUR	1,400,000	1,539,642

CaixaBank S.A., 6.75%(a)(c)(d)	EUR	1,600,000	1,767,864

Repsol International Finance B.V., 3.75%(a)(c)(d)	EUR	750,000	812,438

Telefonica Europe B.V., 2.88%(a)(c)(d)	EUR	1,500,000	1,545,853

4.38%(a)(c)(d)	EUR	1,300,000	1,427,328

			7,093,125

Supranational–0.83%

African Development Bank, 0.00%, 01/17/2050(e)	ZAR	78,000,000	398,043

Corp. Andina de Fomento, 6.82%, 02/22/2031(a)	MXN	81,800,000	4,033,639

	Principal Amount		Value
Supranational–(continued)

International Finance Corp., 0.00%, 02/15/2029(a)(e)	TRY	3,700,000	$ 48,124

0.00%, 03/23/2038(e)	MXN	90,000,000	1,503,622

			5,983,428

Sweden–0.04%

Heimstaden Bostad AB, 3.38%(a)(c)(d)	EUR	650,000	304,708

Thailand–0.42%

Thailand Government Bond, 3.45%, 06/17/2043	THB	99,000,000	3,044,683

United Kingdom–2.19%

Barclays PLC, 7.13%(c)(d)	GBP	4,175,000	5,189,330

HSBC Holdings PLC, 5.88%(c)(d)	GBP	1,500,000	1,821,252

International Consolidated Airlines Group S.A., 1.50%, 07/04/2027(a)	EUR	800,000	821,241

Lloyds Banking Group PLC, 8.50%(c)(d)	GBP	950,000	1,225,520

Nationwide Building Society, 5.75%(a)(c)(d)	GBP	2,900,000	3,418,255

NatWest Group PLC, 5.13%(c)(d)	GBP	1,785,000	2,050,240

United Kingdom Gilt, 0.50%, 10/22/2061(a)	GBP	2,963,000	1,279,576

			15,805,414

United States–0.09%

Boxer Parent Co., Inc., 6.50%, 10/02/2025(a)	EUR	264,000	291,799

OI European Group B.V., 6.25%, 05/15/2028(a)	EUR	275,000	318,673

			610,472

Uruguay–0.13%

Uruguay Government International Bond, 9.75%, 07/20/2033	UYU	34,725,100	899,821

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $203,298,033)			212,453,989

Asset-Backed Securities–8.47%

Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(i)	$	7,607	7,127

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(j)		3,933,238	64,977

CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.87%, 11/13/2050(j)		1,956,031	46,058

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.46%, 01/25/2036(k)		3,800	3,444

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(j)		4,720,554	140,621

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value

Citigroup Mortgage Loan Trust, Series 2005-2, Class 1A3, 2.82%, 05/25/2035(k)	$	157,132	$ 150,061

Series 2006-AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(i)		31,665	30,391

COMM Mortgage Trust, Series 2014-UBS6, Class AM, 4.05%, 12/10/2047		1,600,000	1,509,527

Series 2014-CR21, Class AM, 3.99%, 12/10/2047		25,000	23,754

Series 2019-GC44, Class AM, 3.26%, 08/15/2057		1,000,000	863,167

Countrywide Home Loans Mortgage Pass-Through Trust, Series 2005-17, Class 1A8, 5.50%, 09/25/2035		115,605	103,958

Series 2005-J4, Class A7, 5.50%, 11/25/2035		173,571	141,486

CWHEQ Revolving Home Equity Loan Trust, Series 2005-G, Class 2A, 5.71% (1 mo. Term SOFR + 0.34%), 12/15/2035(i)		225	225

Series 2006-H, Class 2A1A, 5.63% (1 mo. Term SOFR + 0.26%), 11/15/2036(i)		7,170	6,023

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 4.79%, 06/25/2036(k)		21,816	19,047

DT Auto Owner Trust, Series 2019-4A, Class D, 2.85%, 07/15/2025(a)		382,219	380,654

Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.58%, 09/15/2025(a)		733,599	726,261

FREMF Mortgage Trust, Series 2017-K62, Class B, 3.88%, 01/25/2050(a)(k)		280,000	268,405

Series 2016-K54, Class C, 4.05%, 04/25/2048(a)(k)		1,810,000	1,747,674

GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 4.65%, 07/25/2035(k)		1,733	1,589

ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class B, 8.11% (1 mo. Term SOFR + 2.74%), 10/15/2039(a)(i)		900,000	880,441

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046		71,877	66,275

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(k)		9,992	9,794

JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class B, 4.12%, 11/15/2047(k)		680,000	586,531

	Principal Amount		Value

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 5.67% (1 mo. Term SOFR + 0.31%), 08/25/2036(i)	$	657,561	$ 241,713

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class B, 4.85%, 02/15/2047(k)		240,000	238,638

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(j)		1,604,992	44,923

OBX Trust, Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(a)(g)		335,552	331,183

Series 2022-NQM7, Class A2, 5.70%, 08/25/2062(a)(g)		645,291	639,718

Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036		4,969	3,752

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(j)		2,924,010	75,092

Verus Securitization Trust, Series 2022-7, Class A3, 5.35%, 07/25/2067(a)(k)		457,047	454,618

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR16, Class 1A1, 4.93%, 12/25/2035(k)		2,691	2,402

Series 2003-AR10, Class A7, 5.88%, 10/25/2033(k)		15,299	14,392

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(j)		2,670,558	73,832

WFRBS Commercial Mortgage Trust, Series 2013-C14, Class AS, 3.49%, 06/15/2046		170,083	156,081

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(k)		395,000	392,276

Series 2014-C20, Class AS, 4.18%, 05/15/2047		490,000	460,785

Madison Park Funding XI Ltd., Series 2013-11A, Class DR, 8.92% (3 mo. Term SOFR + 3.51%), 07/23/2029(a)(i)		250,000	249,074

Alba PLC, Series 2007-1, Class F, 8.59% (SONIA + 3.37%), 03/17/2039(a)(h)(i)	GBP	706,048	850,898

Series 2007-1, Class E, 6.54% (SONIA + 1.32%), 03/17/2039(a)(h)(i)	GBP	1,999,788	2,337,420

Series 2006-2, Class F, 8.59% (SONIA + 3.37%), 12/15/2038(a)(h)(i)	GBP	505,888	590,413

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value

Eurohome UK Mortgages PLC, Series 2007-1, Class B1, 6.24% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(a)(h)(i)	GBP	780,000	$ 841,427

Series 2007-2, Class B1, 6.74% (SONIA + 1.52%), 09/15/2044(a)(h)(i)	GBP	872,000	915,178

Eurosail PLC, Series 2006-2X, Class E1C, 8.59% (SONIA + 3.37%), 12/15/2044(a)(h)(i)	GBP	1,830,000	2,035,081

Series 2006-4X, Class E1C, 8.34% (SONIA + 3.12%), 12/10/2044(a)(h)(i)	GBP	1,608,336	1,897,230

Series 2007-2X, Class D1A, 4.76% (3 mo. EURIBOR + 0.80%), 03/13/2045(a)(h)(i)	EUR	3,600,000	3,365,748

Series 2006-2X, Class D1A, 4.73% (3 mo. EURIBOR + 0.80%), 12/15/2044(a)(h)(i)	EUR	2,700,000	2,527,652

Series 2006-1X, Class D1A, 4.81% (3 mo. EURIBOR + 0.84%), 06/10/2044(a)(h)(i)	EUR	900,000	866,376

Eurosail-UK NC PLC, Series 2007-1X, Class D1C, 6.23% (SONIA + 1.01%), 03/13/2045(a)(h)(i)	GBP	750,000	803,788

Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class EB, 7.68% (3 mo. EURIBOR + 3.75%), 06/18/2039(a)(h)(i)	EUR	1,780,000	1,890,187

Jupiter Mortgage No.1 PLC, Series E, 7.72% (SONIA + 2.50%), 07/20/2060(a)(h)(i)	GBP	1,500,000	1,912,111

Ludgate Funding PLC, Series 2007-1, Class MA, 5.56% (3 mo. GBP LIBOR + 0.24%), 01/01/2061(a)(h)(i)	GBP	851,097	975,421

Newday Funding Master Issuer PLC, Series 2021-1X, Class E, 9.25% (SONIA + 4.05%), 03/15/2029(a)(h)(i)	GBP	3,448,000	4,382,719

Series 2021-3X, Class E, 9.55% (SONIA + 4.35%), 11/15/2029(a)(h)(i)	GBP	1,600,000	2,037,280

Series 2021-3X, Class D, 7.55% (SONIA + 2.35%), 11/15/2029(a)(h)(i)	GBP	2,175,000	2,738,394

Stratton Mortgage Funding PLC, Series 2021-1, Class E, 7.97% (SONIA + 2.75%), 09/25/2051(a)(h)(i)	GBP	780,000	988,682

Towd Point Mortgage Funding 2019 - Granite4 PLC, Series 2019-GR4X, Class FR, 7.27% (SONIA + 2.05%), 10/20/2051(a)(h)(i)	GBP	870,000	1,103,893

Series 2019-GR4X, Class GR, 7.72% (SONIA + 2.50%), 10/20/2051(a)(h)(i)	GBP	725,000	919,240

Towd Point Mortgage Funding PLC, Series 2019-GR4X, Class DR, 6.42% (SONIA + 1.20%), 10/20/2051(a)(h)(i)	GBP	3,750,000	4,764,336

	Principal Amount		Value

Prosil Acquisition S.A., Series 2019-1, Class A, 5.71% (3 mo. EURIBOR + 2.00%), 10/31/2039(a)(h)(i)	EUR	1,351,447	$ 1,368,064

SC Germany S.A. Compartment Consumer, Series 2021-1, Class E, 6.66% (1 mo. EURIBOR + 2.80%), 11/14/2035(a)(h)(i)	EUR	2,913,710	3,115,638

Alhambra SME Funding DAC, Series 2019-1, Class D, 13.12% (1 mo. EURIBOR + 9.25%), 11/30/2028(a)(h)(i)	EUR	141,425	116,091

Lusitano Mortgages No. 5 PLC, Series D, 4.93% (3 mo. EURIBOR + 0.96%), 07/15/2059(a)(h)(i)	EUR	669,875	615,926

Futura S.r.l., Series 2019-1, Class A, 6.97% (6 mo. EURIBOR + 3.00%), 07/31/2044(a)(h)(i)	EUR	925,332	1,017,906

Taurus, Series 2018-IT1, Class A, 6.78% (3 mo. EURIBOR + 2.78%), 05/18/2032(h)(i)	EUR	1,219,275	1,341,066

Fideicomiso Dorrego Y Libertador, 2.00%, 12/31/2043(l)	$	3,144,648	2,987,416

0.00%, 12/31/2043(h)(l)	ARS	33,994,486	39,946

Fideicomiso Financiero Invernea Proteina 2, Serie II, 0.00%, 08/25/2032(h)(k)(l)	ARS	133,500,000	624,845

Total Asset-Backed Securities (Cost $64,279,392)			61,126,341

U.S. Treasury Securities–7.24%
U.S. Treasury Bills–4.09%

4.85%, 04/18/2024(m)(n)	$	14,760,757	14,768,735

5.38%, 05/16/2024(m)(n)		14,704,087	14,712,675

			29,481,410

U.S. Treasury Notes–3.15%

2.13%, 02/29/2024		22,748,489	22,750,877

Total U.S. Treasury Securities (Cost $52,213,333)			52,232,287

U.S. Government Sponsored Agency Mortgage-Backed Securities–6.18%

Fannie Mae Interest STRIPS, IO, 7.50%, 01/25/2024(o)		36	0

6.50%, 04/25/2029 - 07/25/2032(o)		161,610	21,457

6.00%, 12/25/2032 - 08/25/2035(j)(o)		474,499	68,571

5.50%, 01/25/2034 - 06/25/2035(o)		152,798	23,407

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value

Fannie Mae REMICs, 5.50%, 12/25/2025	$	5,723	$ 5,680

6.00%, 01/25/2032		18,494	18,721

6.45%, 04/25/2032 - 12/25/2032(i)		108,885	110,602

5.95% (30 Day Average SOFR + 0.61%), 09/25/2032(i)		26,268	26,223

5.94% (30 Day Average SOFR + 0.61%), 10/18/2032(i)		8,249	8,237

5.85% (30 Day Average SOFR + 0.51%), 11/25/2033(i)		4,849	4,850

4.58% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(i)		31,051	37,497

4.21% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(i)		35,430	39,601

6.39% (30 Day Average SOFR + 1.05%), 06/25/2037(i)		6,410	6,472

4.00%, 03/25/2041		18,685	17,595

IO, 1.25%, 10/25/2031 - 05/25/2035(i)(o)		117,775	9,206

2.46%, 11/18/2031 - 12/18/2031(i)(o)		15,748	1,410

2.45% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(i)(o)		2,389	233

2.50% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(i)(o)		2,510	220

2.65% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032(i)(o)		3,802	421

1.55% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032(i)(o)		14,730	1,045

2.35% (7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(i)(o)		1,894	200

2.55%, 07/25/2032 - 09/25/2032(i)(o)		8,613	967

2.66%, 12/18/2032(i)(o)		28,053	2,505

2.80%, 02/25/2033 - 05/25/2033(i)(o)		27,745	3,910

7.00%, 03/25/2033 - 04/25/2033(o)		77,808	10,113

2.10% (7.55% - (30 Day Average SOFR + 0.11%)), 10/25/2033(i)(o)		109,474	11,702

0.60%, 03/25/2035 - 07/25/2038(i)(o)		137,043	9,461

1.30%, 03/25/2035 - 05/25/2035(i)(o)		133,942	4,870

1.15% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(i)(o)		64,858	3,962

1.78% (7.23% - (30 Day Average SOFR + 0.11%)), 09/25/2036(i)(o)		128,755	5,797

	Principal Amount		Value

1.09% (6.54% - (30 Day Average SOFR + 0.11%)), 06/25/2037(i)(o)	$	121,640	$ 9,521

4.00%, 04/25/2041(o)		204,359	20,441

1.10% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(i)(o)		50,662	4,283

0.70% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(i)(o)		150,814	17,727

Federal Home Loan Mortgage Corp., 6.50%, 08/01/2031		28,371	29,584

5.00%, 09/01/2033 - 03/01/2053		14,035,717	13,903,795

7.00%, 10/01/2037		6,089	6,293

4.50%, 10/01/2052		6,897,356	6,727,777

Federal National Mortgage Association, 7.50%, 10/01/2029 - 03/01/2033		108,959	112,140

7.00%, 07/01/2032 - 04/01/2033		13,612	14,051

5.00%, 07/01/2033		71,844	73,029

5.50%, 02/01/2035 - 03/01/2053		14,114,090	14,205,857

4.50%, 07/01/2052		7,851,863	7,645,047

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series K734, Class X1, IO, 0.65%, 02/25/2026(j)		1,631,650	16,053

Series K735, Class X1, IO, 1.10%, 05/25/2026(j)		2,857,697	51,004

Series K093, Class X1, IO, 0.94%, 05/25/2029(j)		19,329,619	790,941

Freddie Mac REMICs, 6.75%, 02/15/2024		115	115

7.00%, 09/15/2026		39,081	39,154

5.90%, 12/15/2028 - 02/15/2029(i)		64,797	64,702

6.00%, 04/15/2029		32,863	33,142

6.50%, 10/15/2029 - 06/15/2032		95,584	98,143

6.00%, 06/15/2031 - 01/15/2032(i)		60,610	60,607

6.45%, 02/15/2032 - 03/15/2032(i)		41,929	42,328

3.50%, 05/15/2032		12,158	11,863

4.76% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(i)		26,243	31,899

4.00%, 06/15/2038		14,293	13,473

3.00%, 05/15/2040		200	197

IO, 0.55%, 03/15/2024 - 04/15/2038(i)(o)		13,903	1,127

2.50% (7.95% - (30 Day Average SOFR + 0.11%)), 12/15/2026(i)(o)		26,699	550

3.25% (8.70% - (30 Day Average SOFR + 0.11%)), 07/17/2028(i)(o)		65	0

2.20% (7.65% - (30 Day Average SOFR + 0.11%)), 03/15/2029(i)(o)		77,486	3,784

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value

2.65% (8.10% - (30 Day Average SOFR + 0.11%)), 06/15/2029(i)(o)	$	3,247	$ 195

2.55% (8.00% - (30 Day Average SOFR + 0.11%)), 04/15/2032(i)(o)		142,834	4,879

1.60% (7.05% - (30 Day Average SOFR + 0.11%)), 10/15/2033(i)(o)		43,576	2,743

1.25% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(i)(o)		48,051	2,499

1.30% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(i)(o)		6,986	383

1.27%, 05/15/2035(i)(o)		147,912	9,884

1.55% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(i)(o)		28,235	2,841

0.62% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(i)(o)		62,848	5,327

0.80% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(i)(o)		17,377	1,264

Freddie Mac STRIPS, IO, 6.50%, 02/01/2028(o)		869	75

7.00%, 09/01/2029(o)		7,332	897

6.00%, 12/15/2032(o)		18,319	2,139

Government National Mortgage Association, ARM, 2.75% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 11/20/2025(i)		267	263

8.00%, 05/15/2026		3,059	3,055

7.00%, 04/15/2028 - 07/15/2028		15,213	15,335

IO, 1.08% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(i)(o)		71,797	5,266

1.18% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(i)(o)		112,070	6,878

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $45,710,273)			44,547,485

	Principal Amount		Value
Agency Credit Risk Transfer Notes–3.38%
United States–3.38%

Fannie Mae Connecticut Avenue Securities, Series 2018-R07, Class 1M2, 7.85% (30 Day Average SOFR + 2.51%), 04/25/2031(a)(i)	$	25,637	$ 25,682

Series 2022-R04, Class 1M2, 8.44% (30 Day Average SOFR + 3.10%), 03/25/2042(a)(i)		770,000	795,981

Series 2022-R05, Class 2M1, 7.24% (30 Day Average SOFR + 1.90%), 04/25/2042(a)(i)		2,493,441	2,508,137

Series 2022-R08, Class 1M2, 8.94% (30 Day Average SOFR + 3.60%), 07/25/2042(a)(i)		1,350,000	1,417,645

Series 2023-R02, Class 1M1, 7.64% (30 Day Average SOFR + 2.30%), 01/25/2043(a)(i)		499,513	511,706

Series 2023-R03, Class 2M1, 7.84% (30 Day Average SOFR + 2.50%), 04/25/2043(a)(i)		1,019,698	1,036,054

Series 2023-R04, Class 1M1, 7.64% (30 Day Average SOFR + 2.30%), 05/25/2043(a)(i)		1,078,434	1,101,790

Series 2023-R06, Class 1M1, 7.04% (30 Day Average SOFR + 1.70%), 07/25/2043(a)(i)		572,123	574,829

Series 2023-R06, Class 1M2, 8.04% (30 Day Average SOFR + 2.70%), 07/25/2043(a)(i)		490,000	500,509

Series 2023-R06, Class 1B1, 9.24% (30 Day Average SOFR + 3.90%), 07/25/2043(a)(i)		565,000	577,859

Series 2023-R08, Class 1M2, 7.84% (30 Day Average SOFR + 2.50%), 10/25/2043(a)(i)		280,000	287,134

Series 2023-R08, Class 1M1, 6.84% (30 Day Average SOFR + 1.50%), 10/25/2043(a)(i)		465,109	466,429

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)

Freddie Mac, Series 2022-DNA2, Class M1B, STACR® , 7.74% (30 Day Average SOFR + 2.40%), 02/25/2042(a)(i)	$ 1,500,000	$ 1,520,468

Series 2022-DNA3, Class M1B, STACR® , 8.24% (30 Day Average SOFR + 2.90%), 04/25/2042(a)(i)	3,000,000	3,086,356

Series 2022-DNA3, Class M1A, STACR® , 7.34% (30 Day Average SOFR + 2.00%), 04/25/2042(a)(i)	1,757,246	1,773,927

Series 2022-HQA2, Class M1, STACR® , 9.34% (30 Day Average SOFR + 4.00%), 07/25/2042(a)(i)	1,500,000	1,575,789

Series 2022-HQA3, Class M1, STACR® , 8.89% (30 Day Average SOFR + 3.55%), 08/25/2042(a)(i)	1,500,000	1,554,273

Series 2022-HQA3, Class M2, STACR® , 10.69% (30 Day Average SOFR + 5.35%), 08/25/2042(a)(i)	1,605,000	1,707,145

Series 2023-DNA1, Class M1, STACR® , 7.44% (30 Day Average SOFR + 2.10%), 03/25/2043(a)(i)	1,047,386	1,064,675

Series 2023-HQA2, Class M1, STACR® , 7.34% (30 Day Average SOFR + 2.00%), 06/25/2043(a)(i)	1,041,679	1,051,145

Series 2023-HQA2, Class M1, STACR® , 8.69% (30 Day Average SOFR + 3.35%), 06/25/2043(a)(i)	900,000	951,523

Series 2023-HQA2, Class M2, STACR® , 9.19% (30 Day Average SOFR + 3.85%), 06/25/2043(a)(i)	300,000	318,533

Total Agency Credit Risk Transfer Notes (Cost $23,847,262)		24,407,589

	Shares
Common Stocks & Other Equity Interests–0.98%
Argentina–0.96%

Banco BBVA Argentina S.A.	80,000	175,505

Banco Macro S.A., Class B	170,000	567,488

Grupo Financiero Galicia S.A., Class B	535,000	1,108,810

Pampa Energia S.A.(p)	400,000	955,035

YPF S.A., ADR(p)	22,500	386,775

YPF S.A., Class D(p)	179,000	3,698,814

		6,892,427

United States–0.02%

ACNR Holdings, Inc.	911	75,499

Claire’s Holdings LLC, Class S	235	62,667

McDermott International Ltd., Series A, Wts., expiring 06/30/2027(l)(p)	31,946	958

McDermott International Ltd., Series B, Wts., expiring 06/30/2027(l)(p)	35,496	1,065

	Shares	Value
United States–(continued)

McDermott International Ltd., Wts., expiring 12/31/2049(l)	23,067	$ 2,076

McDermott International, Inc.(p)	15,957	1,436

Sabine Oil & Gas Holdings, Inc.(l)(p)	837	159

Windstream Services LLC, Wts.	176	1,804

		145,664

Total Common Stocks & Other Equity Interests (Cost $9,711,320)		7,038,091

	Principal Amount
Variable Rate Senior Loan Interests–0.68%(q)(r)
Canada–0.01%

GFL Environmental, Inc., Term Loan A, 7.91% (1 mo. Term SOFR + 2.50%), 05/31/2027	$ 91,011	91,455

United States–0.67%

Carnival Corp., Incremental Term Loan, 8.72% (1 mo. Term SOFR + 3.25%), 10/18/2028	297,196	298,064

Claire’s Stores, Inc., Term Loan, 11.86% (1 mo. Term SOFR + 6.50%), 12/18/2026	70,059	64,220

Clear Channel Worldwide Holdings, Inc., Term Loan B, 9.14% (3 mo. Term SOFR + 3.50%), 08/21/2026	430,780	427,099

DTZ U.S. Borrower LLC, Term loan B, 9.36% (1 mo. Term SOFR + 4.50%), 01/31/2030(l)	303,000	303,379

Dun & Bradstreet Corp. (The), Term loan B, 8.21% (1 mo. Term SOFR + 3.00%), 02/06/2026	581,945	583,857

Endo LLC, Term Loan, 14.50% (1 mo. USD LIBOR + 4.00%), 03/27/2028	498,687	329,964

Greystar Real Estate Partners LLC, Term Loan, 9.12% (1 mo. Term SOFR + 0.38%), 08/07/2030(l)	156,807	157,199

IRB Holding Corp., Term Loan B, 8.46% (1 mo. Term SOFR + 3.00%), 12/15/2027	618,700	620,467

Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan, 8.47% (1 mo. Term SOFR + 3.25%), 10/23/2028	289,527	291,313

New Red Finance, Inc., Term Loan B-5, 7.61% , 09/23/2030(s)	301,000	301,483

NFE Atlantic Holdings LLC, Term Loan B, 10.39% (1 mo. Term SOFR + 5.00%), 10/30/2028	407,000	401,913

Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 9.22% (1 mo. Term SOFR + 3.75%), 04/20/2028	156,954	156,365

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)

Scientific Games Lottery, First Lien Term Loan, 8.66% (3 mo. Term SOFR + 3.50%), 04/04/2029	$ 300,177	$ 300,664

Select Medical Corp., Term Loan, 8.36% (1 mo. Term SOFR + 3.00%), 03/06/2027	301,485	302,050

Syneos Health, Inc., Term Loan, 9.35% (1 mo. Term SOFR + 4.00%), 09/27/2030	300,000	297,209

		4,835,246

Total Variable Rate Senior Loan Interests (Cost $5,031,567)		4,926,701

	Shares
Preferred Stocks–0.04%
United States–0.04%

Bank of America Corp., 6.50%, Series Z, Pfd.(c)	290,000	289,319

Claire’s Holdings LLC, Series A, Pfd.	71	15,709

Total Preferred Stocks (Cost $325,901)		305,028

Money Market Funds–6.49%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(t)(u)	16,078,518	16,078,518

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(t)(u)	12,319,549	12,328,173

Shares		Value
Money Market Funds–(continued)

Invesco Treasury Portfolio, Institutional Class, 5.26%(t)(u)	18,375,449	$18,375,449

Total Money Market Funds (Cost $46,779,760)		46,782,140

Options Purchased–1.18%
(Cost $9,829,222)(v)		8,484,127

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-96.52% (Cost $705,463,898)		696,288,048

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–3.81%

Invesco Private Government Fund, 5.32%(t)(u)(w)	7,429,657	7,429,657

Invesco Private Prime Fund, 5.55%(t)(u)(w)	20,069,267	20,083,316

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,511,817)		27,512,973

TOTAL INVESTMENTS IN SECURITIES–100.33% (Cost $732,975,715)		723,801,021

OTHER ASSETS LESS LIABILITIES–(0.33)%		(2,392,284)

NET ASSETS–100.00%		$721,408,737

Investment Abbreviations:

ADR	– American Depositary Receipt
ARM	– Adjustable Rate Mortgage
ARS	– Argentina Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
Ctfs.	– Certificates
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
IO	– Interest Only
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
Pfd.	– Preferred
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
THB	– Thai Baht
TRY	– Turkish Lira
USD	– U.S. Dollar
UYU	– Uruguay Peso
Wts.	– Warrants
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $274,910,347, which represented 38.11% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at December 31, 2023.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount.
(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at December 31, 2023 was $914,406, which represented less than 1% of the Fund’s Net Assets.

(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2023.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(k)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1O.
(n)	Security traded at a premium.
(o)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(p)	Non-income producing security.
(q)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(r)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(s)	This variable rate interest will settle after December 31, 2023, at which time the interest rate will be determined.
(t)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,537,673	$158,269,356	$(158,728,511)	$ -	$ -	$16,078,518	$ 909,463
Invesco Liquid Assets Portfolio, Institutional Class	12,650,915	113,049,541	(113,377,508)	1,731	3,494	12,328,173	706,181
Invesco Treasury Portfolio, Institutional Class	18,900,197	180,879,265	(181,404,013)	-	-	18,375,449	1,037,613
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,258,494	89,445,783	(89,274,620)	-	-	7,429,657	319,633*
Invesco Private Prime Fund	18,664,700	187,475,008	(186,066,934)	(1,448)	11,990	20,083,316	862,801*
Total	$74,011,979	$729,118,953	$(728,851,586)	$ 283	$15,484	$74,295,113	$3,835,691

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(u)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(v)	The table below details options purchased.
(w)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Goldman Sachs International	05/16/2024	USD	0.69	AUD	37,500,000	$ 571,932
AUD versus USD	Call	Morgan Stanley and Co. International PLC	02/22/2024	USD	0.68	AUD	15,250,000	171,480
EUR versus USD	Call	Goldman Sachs International	02/08/2024	USD	1.15	EUR	22,500,000	12,767
EUR versus USD	Call	Goldman Sachs International	02/20/2024	USD	1.10	EUR	22,875,000	60,758
EUR versus USD	Call	Goldman Sachs International	03/01/2024	USD	1.15	EUR	2,250,000	199,513
EUR versus USD	Call	Goldman Sachs International	05/20/2024	USD	1.15	EUR	22,875,000	109,143
EUR versus USD	Call	Morgan Stanley and Co. International PLC	01/12/2024	USD	1.10	EUR	15,250,000	17
Subtotal – Foreign Currency Call Options Purchased								1,125,610
Currency Risk
EUR versus MXN	Put	Deutsche Bank AG	03/12/2024	MXN	18.40	EUR	915,000	9,405
EUR versus MXN	Put	Morgan Stanley and Co. International PLC	02/01/2024	MXN	18.50	EUR	1,500,000	292,137
EUR versus NOK	Put	Deutsche Bank AG	01/30/2024	NOK	11.55	EUR	18,300,000	25,152
EUR versus NOK	Put	Morgan Stanley and Co. International PLC	03/25/2024	NOK	11.55	EUR	18,300,000	741,505
EUR versus PLN	Put	J.P. Morgan Chase Bank, N.A.	05/27/2024	PLN	4.30	EUR	18,300,000	194,225
EUR versus PLN	Put	Merrill Lynch International	02/16/2024	PLN	4.30	EUR	18,300,000	79,112
USD versus BRL	Put	Goldman Sachs International	02/05/2024	BRL	4.85	USD	30,500,000	139,904
USD versus BRL	Put	Goldman Sachs International	02/15/2024	BRL	4.80	USD	30,000,000	331,470
USD versus BRL	Put	Goldman Sachs International	03/18/2024	BRL	4.75	USD	15,250,000	170,693
USD versus BRL	Put	Merrill Lynch International	04/25/2024	BRL	4.80	USD	19,500,000	370,129
USD versus BRL	Put	Merrill Lynch International	10/08/2024	BRL	4.90	USD	900,000	72,939
USD versus BRL	Put	Morgan Stanley and Co. International PLC	07/08/2024	BRL	4.60	USD	900,000	212,925
USD versus CAD	Put	Deutsche Bank AG	05/07/2024	CAD	1.30	USD	762,500	228,983
USD versus COP	Put	Goldman Sachs International	02/12/2024	COP	3,960.00	USD	15,000,000	473,340
USD versus COP	Put	Merrill Lynch International	03/20/2024	COP	4,000.00	USD	450,000	36,720
USD versus COP	Put	Morgan Stanley and Co. International PLC	01/30/2024	COP	3,950.00	USD	15,000,000	414,090
USD versus IDR	Put	Goldman Sachs International	05/07/2024	IDR	14,600.00	USD	1,830,000	138,884
USD versus IDR	Put	Standard Chartered Bank PLC	05/07/2024	IDR	15,375.00	USD	14,640,000	206,892
USD versus INR	Put	Standard Chartered Bank PLC	01/24/2024	INR	81.40	USD	15,000,000	3,060
USD versus JPY	Put	Deutsche Bank AG	07/18/2024	JPY	129.40	USD	750,000	154,902
USD versus JPY	Put	Goldman Sachs International	02/08/2024	JPY	113.00	USD	22,500,000	383
USD versus JPY	Put	Goldman Sachs International	03/07/2024	JPY	135.00	USD	15,250,000	108,626
USD versus JPY	Put	Goldman Sachs International	05/07/2024	JPY	118.00	USD	22,500,000	24,660
USD versus JPY	Put	Goldman Sachs International	05/30/2024	JPY	115.00	USD	2,250,000	41,396
USD versus JPY	Put	Goldman Sachs International	06/10/2024	JPY	115.00	USD	2,250,000	45,848
USD versus JPY	Put	Goldman Sachs International	09/17/2024	JPY	122.00	USD	1,525,000	128,968
USD versus JPY	Put	Goldman Sachs International	11/06/2024	JPY	132.00	USD	1,830,000	608,418
USD versus JPY	Put	Merrill Lynch International	02/08/2024	JPY	135.00	USD	22,875,000	87,703
USD versus JPY	Put	Merrill Lynch International	06/03/2024	JPY	115.00	USD	1,500,000	21,831
USD versus JPY	Put	Morgan Stanley and Co. International PLC	04/18/2024	JPY	132.00	USD	750,000	134,353
USD versus MXN	Put	Goldman Sachs International	01/04/2024	MXN	17.00	USD	762,500	347,253
USD versus MXN	Put	Goldman Sachs International	02/14/2024	MXN	17.10	USD	22,875,000	78,484
USD versus MXN	Put	Goldman Sachs International	02/16/2024	MXN	17.00	USD	22,875,000	75,510
USD versus MXN	Put	Goldman Sachs International	05/02/2024	MXN	16.00	USD	2,550,000	43,006
USD versus MXN	Put	Merrill Lynch International	01/08/2024	MXN	17.20	USD	15,250,000	103,121
USD versus MXN	Put	Merrill Lynch International	03/06/2024	MXN	16.50	USD	1,200,000	254,881

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)–(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus MXN	Put	Morgan Stanley and Co. International PLC	01/11/2024	MXN	17.25	USD	15,250,000	$ 77,912
USD versus MXN	Put	Morgan Stanley and Co. International PLC	03/20/2024	MXN	16.75	USD	15,250,000	17,812
USD versus THB	Put	Goldman Sachs International	01/18/2024	THB	31.05	USD	750,000	746
USD versus THB	Put	Standard Chartered Bank PLC	02/23/2024	THB	30.65	USD	750,000	4,407
USD versus ZAR	Put	Goldman Sachs International	03/14/2024	ZAR	18.00	USD	3,050,000	47,132
USD versus ZAR	Put	Goldman Sachs International	05/14/2024	ZAR	15.00	USD	3,000,000	70,530
USD versus ZAR	Put	Goldman Sachs International	10/16/2024	ZAR	18.15	USD	11,250,000	395,134
Subtotal – Foreign Currency Put Options Purchased								7,014,581
Total Foreign Currency Options Purchased								$8,140,191

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $28,539,258.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value

Interest Rate Risk
5 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.30%	Receive	KWDC	Quarterly	11/08/2028	KRW 9,150,000,000	$209,296

Interest Rate Risk
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.02	Pay	SOFR	Annually	04/22/2024	USD 91,500,000	43,973
5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.75	Pay	TONAR	Annually	03/04/2024	JPY 4,680,000,000	54,799
Subtotal – Interest Rate Put Swaptions Purchased									98,772
Total Interest Rate Swaptions Purchased									$308,068

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $28,539,258.

Open Over-The-Counter Credit Default Swaptions Purchased(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value	Value
Credit Risk
J.P. Morgan Chase Bank, N.A.	Put	500.00%	Markit iTraxx Europe Crossover Index, Series 40, Version 1	5.00	Quarterly	03/20/2024	3.099%	EUR 30,000,000	$35,868

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $28,539,258.
(b)

Implied credit spreads represent the current level, as of December 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swaptions Written(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value	Value

Credit Risk

J.P. Morgan Chase Bank, N.A.	Call	375.00%	Markit iTraxx Europe Crossover Index, Series 40, Version 1	5.00%	Quarterly	03/20/2024	3.099%	EUR 27,450,000	$(709,538)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Credit Default Swaptions Written(a)–(continued)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value	Value

Credit Risk

Goldman Sachs International	Put	103.00	Markit CDX North America High Yield Index, Series 41, Version 1	5.00	Quarterly	03/20/2024	3.562%	USD 45,750,000	$(176,824)

J.P. Morgan Chase Bank, N.A.	Put	550.00	Markit iTraxx Europe Crossover Index, Series 40, Version 1	5.00	Quarterly	03/20/2024	3.099	EUR 30,000,000	(27,855)

J.P. Morgan Chase Bank, N.A.	Put	100.00	Markit CDX North America High Yield Index, Series 41, Version 1	5.00	Quarterly	03/20/2024	3.562	USD 71,675,000	(110,633)

J.P. Morgan Chase Bank, N.A.	Put	475.00	Markit iTraxx Europe Crossover Index, Series 40, Version 1	5.00	Quarterly	02/21/2024	3.099	EUR 40,000,000	(31,598)

J.P. Morgan Chase Bank, N.A.	Put	103.00	Markit CDX North America High Yield Index, Series 41, Version 1	5.00	Quarterly	03/20/2024	3.562	USD 45,750,000	(176,824)

Subtotal – Credit Default Put Swaptions Written									(523,734)

Total Credit Default Swaptions Written									$(1,233,272)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $28,539,258.
(b)

Implied credit spreads represent the current level, as of December 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

AUD versus USD	Call	Goldman Sachs International	05/16/2024	USD	0.73	AUD	37,500,000	$(118,905)

AUD versus USD	Call	Morgan Stanley and Co. International PLC	02/22/2024	USD	0.70	AUD	22,875,000	(81,012)

EUR versus HUF	Call	Goldman Sachs International	05/08/2024	HUF	400.00	EUR	21,350,000	(282,266)

EUR versus HUF	Call	Merrill Lynch International	03/07/2024	HUF	400.00	EUR	15,250,000	(88,318)

EUR versus PLN	Call	J.P. Morgan Chase Bank, N.A.	05/27/2024	PLN	4.55	EUR	18,300,000	(149,093)

USD versus BRL	Call	Goldman Sachs International	02/15/2024	BRL	5.25	USD	30,000,000	(77,430)

USD versus BRL	Call	Goldman Sachs International	03/18/2024	BRL	5.13	USD	15,250,000	(145,150)

USD versus BRL	Call	Goldman Sachs International	05/23/2024	BRL	5.55	USD	1,500,000	(114,417)

USD versus BRL	Call	Merrill Lynch International	04/25/2024	BRL	5.20	USD	19,500,000	(236,749)

USD versus COP	Call	Goldman Sachs International	02/12/2024	COP	4,500.00	USD	15,000,000	(21,840)

USD versus COP	Call	Morgan Stanley and Co. International PLC	01/30/2024	COP	4,350.00	USD	15,000,000	(19,995)

USD versus IDR	Call	Standard Chartered Bank PLC	05/07/2024	IDR	16,325.00	USD	14,640,000	(62,586)

USD versus INR	Call	Standard Chartered Bank PLC	01/24/2024	INR	84.00	USD	15,000,000	(9,945)

USD versus MXN	Call	Goldman Sachs International	04/03/2024	MXN	18.75	USD	1,500,000	(123,480)

USD versus MXN	Call	Goldman Sachs International	05/02/2024	MXN	19.00	USD	38,250,000	(277,083)

USD versus MXN	Call	Goldman Sachs International	05/15/2024	MXN	19.75	USD	600,000	(32,597)

USD versus MXN	Call	Merrill Lynch International	03/06/2024	MXN	19.00	USD	600,000	(29,084)

USD versus ZAR	Call	Goldman Sachs International	10/16/2024	ZAR	21.75	USD	11,250,000	(170,224)

USD versus ZAR	Call	Goldman Sachs International	12/16/2024	ZAR	21.50	USD	3,050,000	(66,258)

Subtotal – Foreign Currency Call Options Written								(2,106,432)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

AUD versus USD	Put	Goldman Sachs International	05/16/2024	USD	0.63	AUD	37,500,000	$(89,415)

EUR versus NOK	Put	Morgan Stanley and Co. International PLC	03/25/2024	NOK	11.25	EUR	36,600,000	(784,980)

EUR versus PLN	Put	J.P. Morgan Chase Bank, N.A.	05/27/2024	PLN	4.15	EUR	18,300,000	(44,970)

USD versus BRL	Put	Goldman Sachs International	02/15/2024	BRL	4.64	USD	30,000,000	(72,570)

USD versus BRL	Put	Goldman Sachs International	03/18/2024	BRL	4.63	USD	15,250,000	(70,714)

USD versus BRL	Put	Merrill Lynch International	04/25/2024	BRL	4.60	USD	19,500,000	(125,853)

USD versus COP	Put	Goldman Sachs International	02/12/2024	COP	3,750.00	USD	15,000,000	(113,790)

USD versus COP	Put	Morgan Stanley and Co. International PLC	01/30/2024	COP	3,750.00	USD	15,000,000	(80,550)

USD versus IDR	Put	Standard Chartered Bank PLC	05/07/2024	IDR	14,895.00	USD	14,640,000	(68,647)

USD versus INR	Put	Standard Chartered Bank PLC	01/24/2024	INR	79.50	USD	15,000,000	(780)

USD versus ZAR	Put	Goldman Sachs International	10/16/2024	ZAR	17.15	USD	11,250,000	(192,904)

Subtotal – Foreign Currency Put Options Written								(1,645,173)

Total – Foreign Currency Options Written								$(3,751,605)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $28,539,258.

Open Over-The-Counter Interest Rate Swaptions Written(a)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value

Interest Rate Risk

30 Year Interest Rate Swap	Call	BNP Paribas S.A.	3.79%	SOFR	Receive	Annually	10/18/2024	USD	11,250,000	$(1,424,451)

30 Year Interest Rate Swap	Call	Deutsche Bank AG	3.50	SOFR	Receive	Annually	03/28/2025	USD	22,500,000	(2,300,940)

10 Year Interest Rate Swap	Call	Goldman Sachs International	3.30	SOFR	Receive	Annually	06/06/2024	USD	30,500,000	(637,474)

5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.35	TONAR	Receive	Annually	03/04/2024	JPY	4,680,000,000	(62,148)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.20	SOFR	Receive	Annually	05/28/2024	USD	19,062,500	(726,843)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.30	SOFR	Receive	Annually	12/06/2024	USD	15,250,000	(491,833)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.44	6 Month EURIBOR	Receive	Annually	04/14/2025	EUR	22,500,000	(958,995)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.25	6 Month EURIBOR	Receive	Annually	06/03/2024	EUR	9,150,000	(474,717)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.62	6 Month EURIBOR	Receive	Annually	11/02/2026	EUR	15,250,000	(939,128)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.97	SOFR	Receive	Annually	10/05/2028	USD	13,500,000	(1,294,542)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.20	SOFR	Receive	Annually	06/20/2024	USD	33,763,500	(1,405,304)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.35	SOFR	Receive	Annually	03/11/2024	USD	10,248,000	(351,422)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.22	SOFR	Receive	Annually	09/29/2025	USD	12,993,000	(1,095,357)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.60	SONIA	Receive	Annually	03/14/2024	GBP	15,000,000	(718,345)

20 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.10	6 Month EURIBOR	Receive	Annually	11/18/2030	EUR	18,300,000	(1,725,072)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.45	6 Month EURIBOR	Receive	Annually	04/18/2024	EUR	45,000,000	(992,421)

Subtotal–Interest Rate Call Swaptions Written										(15,598,992)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)–(continued)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value

Interest Rate Risk

10 Year Interest Rate Swap	Put	BNP Paribas S.A.	4.00%	SOFR	Pay	Annually	06/06/2024	USD	22,875,000	$(182,049)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.10	6 Month EURIBOR	Pay	Annually	12/06/2024	EUR	53,375,000	(795,946)

5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.10	TONAR	Pay	Annually	03/04/2024	JPY	4,680,000,000	(15,417)

5 Year Interest Rate Swap	Put	Merrill Lynch International	3.75	SOFR	Pay	Annually	12/19/2024	USD	91,500,000	(1,016,487)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.30	SOFR	Pay	Annually	05/29/2024	USD	73,200,000	(174,942)

Subtotal–Interest Rate Put Swaptions Written										(2,184,841)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(17,783,833)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $28,539,258.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	834	March-2024	$171,732,328	$1,741,503	$1,741,503

U.S. Treasury 5 Year Notes	1,211	March-2024	131,724,634	1,770,008	1,770,008

U.S. Treasury 10 Year Notes	346	March-2024	39,060,156	1,294,046	1,294,046

Subtotal–Long Futures Contracts				4,805,557	4,805,557

Short Futures Contracts

Interest Rate Risk

U.S. Treasury Long Bonds	16	March-2024	(1,999,000)	(141,786)	(141,786)

U.S. Treasury Ultra Bonds	45	March-2024	(6,011,719)	(501,432)	(501,432)

Subtotal–Short Futures Contracts				(643,218)	(643,218)

Total Futures Contracts				$4,162,339	$4,162,339

(a)	Futures contracts collateralized by $4,058,230 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
03/20/2024	Barclays Bank PLC	USD	2,724,216	CAD	3,695,394	$ 67,595
03/20/2024	Barclays Bank PLC	USD	979,076	EUR	900,000	17,534
03/20/2024	BNP Paribas S.A.	USD	7,783,959	AUD	11,830,653	296,684
03/20/2024	BNP Paribas S.A.	USD	3,617,000	NOK	37,132,163	43,997
03/21/2024	BNP Paribas S.A.	USD	38,689,223	JPY	5,587,447,263	1,411,600
03/20/2024	Citibank, N.A.	USD	29,953,164	EUR	27,628,640	641,253
03/20/2024	Citibank, N.A.	USD	9,731,243	GBP	7,696,090	82,290
01/03/2024	Deutsche Bank AG	BRL	243,040,010	USD	50,225,376	192,435
02/02/2024	Deutsche Bank AG	BRL	203,850,000	USD	42,065,621	168,508
02/14/2024	Deutsche Bank AG	JPY	709,155,000	USD	5,100,000	38,941
02/14/2024	Deutsche Bank AG	USD	11,250,000	JPY	1,681,875,000	753,115
01/22/2024	Goldman Sachs International	THB	65,227,500	USD	1,950,000	35,862
02/13/2024	Goldman Sachs International	JPY	469,098,000	USD	3,780,000	432,687
03/20/2024	Goldman Sachs International	USD	961,221	THB	34,088,740	44,134
05/09/2024	Goldman Sachs International	JPY	938,736,000	USD	7,380,000	593,545
03/20/2024	HSBC Bank USA	USD	320,110	CZK	7,229,689	2,514

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

03/20/2024	HSBC Bank USA	USD	7,525,795	INR	629,457,454	$11,896

03/20/2024	HSBC Bank USA	USD	1,655,872	KRW	2,162,883,122	21,770

03/20/2024	HSBC Bank USA	USD	13,293,969	THB	462,862,761	356,914

01/03/2024	J.P. Morgan Chase Bank, N.A.	BRL	107,034,815	USD	22,108,693	74,187

01/03/2024	J.P. Morgan Chase Bank, N.A.	USD	21,237,488	BRL	107,034,815	797,018

03/20/2024	J.P. Morgan Chase Bank, N.A.	CNY	25,585,000	USD	3,786,318	164,586

03/20/2024	J.P. Morgan Chase Bank, N.A.	USD	10,887,733	CNY	77,477,955	79,802

03/20/2024	J.P. Morgan Chase Bank, N.A.	USD	293,166	EUR	265,000	280

03/20/2024	J.P. Morgan Chase Bank, N.A.	USD	5,637,225	HUF	2,009,893,438	107,008

03/20/2024	J.P. Morgan Chase Bank, N.A.	USD	2,726,105	MXN	48,088,598	70,695

03/20/2024	J.P. Morgan Chase Bank, N.A.	USD	1,779,891	THB	62,225,000	55,266

03/20/2024	Merrill Lynch International	USD	6,027,795	CLP	5,334,116,383	613

03/20/2024	Merrill Lynch International	USD	8,522,282	KRW	11,136,824,747	116,005

03/20/2024	Merrill Lynch International	USD	19,392,524	MXN	340,394,543	404,590

03/20/2024	Morgan Stanley and Co. International PLC	USD	12,016,681	EUR	11,045,000	213,937

03/20/2024	Morgan Stanley and Co. International PLC	USD	1,410,870	NZD	2,299,219	42,871

03/20/2024	Morgan Stanley and Co. International PLC	USD	4,273,545	ZAR	81,599,061	157,533

03/20/2024	Royal Bank of Canada	USD	1,175,517	EUR	1,085,000	25,951

01/03/2024	Standard Chartered Bank PLC	BRL	6,390,900	USD	1,320,079	4,430

01/03/2024	Standard Chartered Bank PLC	USD	1,300,947	BRL	6,390,900	14,703

01/29/2024	Standard Chartered Bank PLC	INR	556,335,000	USD	6,750,000	72,603

02/28/2024	Standard Chartered Bank PLC	THB	54,829,500	USD	1,650,000	35,801

03/20/2024	Standard Chartered Bank PLC	USD	20,917,658	IDR	324,715,256,900	170,291

03/20/2024	Standard Chartered Bank PLC	USD	175,711	PLN	706,000	3,529

Subtotal–Appreciation						7,824,973

Currency Risk

03/20/2024	Barclays Bank PLC	CAD	5,890,000	USD	4,342,063	(107,738)

03/20/2024	BNP Paribas S.A.	AUD	10,190,000	USD	6,704,494	(255,540)

03/21/2024	BNP Paribas S.A.	JPY	811,047,000	USD	5,615,942	(204,901)

03/20/2024	Citibank, N.A.	EUR	56,463,925	USD	61,214,495	(1,310,512)

03/20/2024	Citibank, N.A.	GBP	41,154,510	USD	52,037,409	(440,040)

03/20/2024	Citibank, N.A.	PEN	41,961,186	USD	11,141,222	(174,591)

01/03/2024	Deutsche Bank AG	USD	50,326,135	BRL	243,040,010	(293,195)

02/02/2024	Deutsche Bank AG	USD	8,087,084	BRL	39,190,010	(32,395)

03/20/2024	Deutsche Bank AG	COP	63,250,727,156	USD	15,528,319	(544,447)

03/20/2024	Deutsche Bank AG	PLN	311,694	USD	77,422	(1,712)

07/22/2024	Deutsche Bank AG	JPY	214,755,000	USD	1,500,000	(68,975)

01/03/2024	Goldman Sachs International	BRL	9,996,480	USD	2,026,689	(31,216)

01/03/2024	Goldman Sachs International	USD	2,064,834	BRL	9,996,480	(6,929)

01/08/2024	Goldman Sachs International	MXN	69,736,420	USD	3,965,000	(138,573)

02/08/2024	Goldman Sachs International	JPY	439,759,980	USD	3,019,500	(116,033)

02/20/2024	Goldman Sachs International	JPY	440,280,000	USD	3,000,000	(145,098)

03/05/2024	Goldman Sachs International	EUR	10,200,000	USD	11,127,180	(160,683)

03/11/2024	Goldman Sachs International	JPY	345,382,000	USD	2,440,000	(34,909)

05/06/2024	Goldman Sachs International	MXN	81,823,125	USD	4,250,000	(471,419)

05/10/2024	Goldman Sachs International	IDR	74,343,750,000	USD	4,758,000	(66,747)

05/16/2024	Goldman Sachs International	ZAR	53,449,687	USD	2,662,500	(224,494)

05/17/2024	Goldman Sachs International	MXN	18,153,600	USD	960,000	(85,572)

05/20/2024	Goldman Sachs International	AUD	6,187,500	USD	4,159,237	(72,564)

03/20/2024	HSBC Bank USA	INR	646,990,350	USD	7,735,418	(12,227)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

03/20/2024	HSBC Bank USA	KRW	2,821,050,000	USD	2,159,755	$ (28,395)

03/20/2024	HSBC Bank USA	NOK	645,578	USD	59,473	(4,177)

03/20/2024	HSBC Bank USA	THB	157,420,000	USD	4,521,289	(121,387)

01/03/2024	J.P. Morgan Chase Bank, N.A.	BRL	203,850,000	USD	40,447,231	(1,517,937)

01/03/2024	J.P. Morgan Chase Bank, N.A.	USD	42,106,459	BRL	203,850,000	(141,291)

01/26/2024	Merrill Lynch International	BRL	23,612,940	USD	4,680,000	(174,450)

02/13/2024	Merrill Lynch International	JPY	411,531,925	USD	2,897,500	(39,043)

03/08/2024	Merrill Lynch International	MXN	92,376,300	USD	5,100,000	(283,156)

03/20/2024	Merrill Lynch International	CLP	1,153,275,000	USD	1,303,253	(133)

03/20/2024	Merrill Lynch International	COP	3,764,617,140	USD	924,963	(31,672)

03/20/2024	Merrill Lynch International	MXN	185,462,000	USD	10,565,904	(220,438)

03/20/2024	Merrill Lynch International	ZAR	26,310,704	USD	1,377,606	(51,145)

02/26/2024	Morgan Stanley and Co. International PLC	AUD	1,601,250	USD	1,053,943	(39,056)

03/20/2024	Morgan Stanley and Co. International PLC	MXN	126,003,011	USD	7,176,000	(152,249)

03/20/2024	Morgan Stanley and Co. International PLC	NZD	603,000	USD	370,019	(11,244)

03/20/2024	Morgan Stanley and Co. International PLC	PEN	224,814	USD	59,401	(1,225)

03/20/2024	Morgan Stanley and Co. International PLC	USD	314,395	AUD	460,000	(203)

03/20/2024	Morgan Stanley and Co. International PLC	ZAR	351,402,296	USD	18,403,807	(678,406)

03/21/2024	Morgan Stanley and Co. International PLC	JPY	1,014,957,663	USD	7,156,000	(128,299)

04/22/2024	Morgan Stanley and Co. International PLC	JPY	217,875,000	USD	1,500,000	(71,220)

01/03/2024	Standard Chartered Bank PLC	BRL	64,239,225	USD	12,730,773	(493,705)

01/03/2024	Standard Chartered Bank PLC	USD	13,269,003	BRL	64,239,225	(44,525)

03/20/2024	Standard Chartered Bank PLC	IDR	111,934,220,000	USD	7,210,630	(58,702)

03/20/2024	Standard Chartered Bank PLC	PLN	1,674,929	USD	416,862	(8,372)

05/13/2024	Standard Chartered Bank PLC	IDR	94,727,754,000	USD	6,039,000	(108,310)

Subtotal – Depreciation						(9,409,250)

Total Forward Foreign Currency Contracts						$(1,584,277)

Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Societe Generale S.A.	Sell	1.00%	Quarterly	06/20/2027	0.673%	EUR	4,500,000	$ 3,402	$ 54,824	$ 51,422

Credit Risk

Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2027	0.964	USD	1,500,000	66,114	(1,687)	(67,801)

Markit iTraxx Europe Crossover Index, Series 40, Version 1	Buy	(5.00)	Quarterly	12/20/2028	3.099	EUR	20,000,000	(654,771)	(1,758,813)	(1,104,042)

Markit CDX North America High Yield Index, Series 41, Version 2	Buy	(5.00)	Quarterly	12/20/2028	3.562	USD	46,802,250	4,497	(2,729,835)	(2,734,332)

Subtotal–Depreciation								(584,160)	(4,490,335)	(3,906,175)

Total Centrally Cleared Credit Default Swap Agreements								$(580,758)	$(4,435,511)	$(3,854,753)

(a)	Centrally cleared swap agreements collateralized by $3,199,441 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of December 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	3 Month CZK PRIBOR	Quarterly	6.06%	Annually	09/20/2024	CZK	499,500,000	$–	$1,592	$1,592

Receive	3 Month CZK PRIBOR	Quarterly	(7.02)	Annually	02/10/2024	CZK	310,000,000	–	6,776	6,776

Pay	SOFR	Annually	3.56	Annually	03/13/2029	USD	4,758,000	–	25,973	25,973

Pay	28 Day MXN TIIE	28 days	9.13	28 days	02/11/2028	MXN	69,900,000	–	59,402	59,402

Pay	SOFR	Annually	3.60	Annually	10/01/2030	USD	3,660,000	–	62,035	62,035

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	48,800,000	169	75,777	75,608

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	50,750,000	–	79,441	79,441

Pay	COOVIBR	Quarterly	9.44	Quarterly	10/24/2026	COP	15,000,000,000	–	113,353	113,353

Pay	6 Month EURIBOR	Semi-Annually	2.55	Annually	04/24/2034	EUR	13,200,000	–	128,095	128,095

Pay	SOFR	Annually	3.84	Annually	12/07/2028	USD	10,065,000	–	133,845	133,845

Pay	6 Month BBSW	Semi-Annually	4.35	Semi-Annually	12/15/2033	AUD	16,653,000	–	161,708	161,708

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	77,898,113	–	173,486	173,486

Pay	28 Day MXN TIIE	28 days	10.66	28 days	10/20/2025	MXN	282,750,000	–	218,801	218,801

Pay	6 Month EURIBOR	Semi-Annually	3.74	Annually	03/14/2025	EUR	48,498,000	–	294,206	294,206

Pay	28 Day MXN TIIE	28 days	10.61	28 days	10/21/2025	MXN	449,300,000	–	328,262	328,262

Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	74,577,074	–	375,176	375,176

Pay	SOFR	Annually	4.42	Annually	12/11/2025	USD	67,504,125	(390)	387,035	387,425

Pay	6 Month EURIBOR	Semi-Annually	3.03	Annually	11/30/2033	EUR	10,620,000	5,884	548,412	542,528

Pay	SOFR	Annually	4.00	Annually	12/13/2028	USD	28,578,500	–	583,636	583,636

Pay	SONIA	Annually	4.81	Annually	11/28/2025	GBP	67,862,500	22,413	1,144,417	1,122,004

Pay	EFFR	Annually	3.67	Annually	08/09/2039	USD	90,000,000	(67,581)	3,132,693	3,200,274

Subtotal – Appreciation								(39,505)	8,034,121	8,073,626

Interest Rate Risk

Receive	COOVIBR	Quarterly	(9.86)	Quarterly	09/09/2032	COP	10,800,000,000	–	(379,177)	(379,177)

Receive	COOVIBR	Quarterly	(9.91)	Quarterly	01/17/2028	COP	18,255,000,000	–	(338,789)	(338,789)

Pay	SOFR	Annually	3.30	Annually	05/11/2028	USD	26,170,000	–	(298,279)	(298,279)

Receive	3 Month JIBAR	Quarterly	(10.00)	Quarterly	10/26/2033	ZAR	87,000,000	–	(281,138)	(281,138)

Receive	COOVIBR	Quarterly	(9.06)	Quarterly	05/16/2032	COP	11,100,000,000	–	(240,121)	(240,121)

Pay	28 Day MXN TIIE	28 days	9.25	28 days	02/10/2025	MXN	322,500,000	–	(235,608)	(235,608)

Receive	COOVIBR	Quarterly	(9.01)	Quarterly	05/24/2032	COP	10,900,000,000	–	(230,583)	(230,583)

Pay	28 Day MXN TIIE	28 days	9.40	28 days	02/10/2025	MXN	337,500,000	–	(218,506)	(218,506)

Receive	COOVIBR	Quarterly	(8.88)	Quarterly	05/09/2032	COP	11,600,000,000	–	(217,394)	(217,394)

Receive	COOVIBR	Quarterly	(9.85)	Quarterly	07/21/2032	COP	5,147,000,000	–	(180,470)	(180,470)

Receive	COOVIBR	Quarterly	(9.71)	Quarterly	07/21/2032	COP	5,285,000,000	–	(173,940)	(173,940)

Receive	3 Month JIBAR	Quarterly	(9.87)	Quarterly	06/15/2033	ZAR	42,300,000	–	(121,367)	(121,367)

Pay	28 Day MXN TIIE	28 days	9.54	28 days	12/12/2025	MXN	300,000,000	–	(65,733)	(65,733)

Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	4,050,000,000	–	(56,733)	(56,733)

Subtotal – Depreciation								–	(3,037,838)	(3,037,838)

Total Centrally Cleared Interest Rate Swap Agreements								$(39,505)	$4,996,283	$5,035,788

(a)	Centrally cleared swap agreements collateralized by $3,199,441 cash held with Counterparties.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00%	Quarterly	12/20/2024	0.332%	EUR	2,500,000	$4,787	$8,923	$4,136

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 6	Sell	5.00	Quarterly	12/20/2024	0.225	EUR	2,900,000	83,685	148,246	64,561

J.P. Morgan Chase Bank, N.A.	Markit CDX North America Investment Grade Index, Series 33, Version 1	Sell	1.00	Quarterly	12/20/2024	3.587	USD	3,000,000	(212,995)	(73,407)	139,588

Subtotal–Appreciation									(124,523)	83,762	208,285

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	0.519	EUR	1,250,000	3,110	(6,419)	(9,529)

Goldman Sachs International	Markit CDX North America High Yield Index, Series 37, Version 4	Buy	(5.00)	Quarterly	12/20/2026	0.191	USD	34,602,885	(4,220,191)	(4,608,531)	(388,340)

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	06/20/2027	0.988	EUR	2,250,000	55,194	(949)	(56,143)

J.P. Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 39, Version 3	Buy	(5.00)	Quarterly	12/20/2027	0.438	USD	8,997,577	(1,314,808)	(1,466,654)	(151,846)

Subtotal–Depreciation									(5,476,695)	(6,082,553)	(605,858)

Total Open Over-The-Counter Credit Default Swap Agreements									$(5,601,218)	$(5,998,791)	$(397,573)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $28,539,258.
(b)

Implied credit spreads represent the current level, as of December 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Interest Rate Swap Agreements(a)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Morgan Stanley and Co. International PLC	Receive	EFFR	Annually	(3.67)%	Annually	08/09/2039	USD 90,000,000	$–	$(3,132,693)	$(3,132,693)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $28,539,258.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EFFR	–Effective Federal Funds Rate
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PLN	–Polish Zloty
PRIBOR	–Prague Interbank Offerred Rate
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TONAR	–Tokyo Overnight Average Rate
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $658,684,138)*	$649,505,908

Investments in affiliated money market funds, at value (Cost $74,291,577)	74,295,113

Other investments:
Variation margin receivable – futures contracts	1,461,538

Swaps receivable – OTC	6,788

Unrealized appreciation on swap agreements – OTC	208,285

Unrealized appreciation on forward foreign currency contracts outstanding	7,824,973

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	4,058,230

Cash collateral – centrally cleared swap agreements	3,199,441

Cash collateral – OTC Derivatives	28,539,258

Cash	11,068,735

Cash collateral from securities on loan	1,672,371

Foreign currencies, at value (Cost $1,346,914)	1,299,216

Receivable for:
Investments sold	4,242

Fund shares sold	57,917

Dividends	264,506

Interest	9,879,637

Principal paydowns	95,102

Investment for trustee deferred compensation and retirement plans	126,875

Other assets	2,076

Total assets	793,570,211

Liabilities:
Other investments:
Options written, at value (premiums received $21,342,553)	22,768,710

Variation margin payable – centrally cleared swap agreements	187,784

Premiums received on swap agreements – OTC	5,601,218

Unrealized depreciation on forward foreign currency contracts outstanding	9,409,250

Swaps payable – OTC	73,949

Unrealized depreciation on swap agreements–OTC	3,738,551

Payable for:
Investments purchased	83,125

Fund shares reacquired	340,226

Accrued foreign taxes	32,895

Collateral upon return of securities loaned	29,184,188

Accrued fees to affiliates	416,852

Accrued other operating expenses	197,851

Trustee deferred compensation and retirement plans	126,875

Total liabilities	72,161,474

Net assets applicable to shares outstanding	$721,408,737

Net assets consist of:
Shares of beneficial interest	$991,424,990

Distributable earnings (loss)	(270,016,253)

$721,408,737

Net Assets:

Series I	$261,650,433

Series II	$459,758,304

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	61,092,618

Series II	104,225,944

Series I:
Net asset value per share	$4.28

Series II:
Net asset value per share	$4.41

*	At December 31, 2023, securities with an aggregate value of $28,391,681 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Operations

For the year ended December 31, 2023

Investment income:

Interest (net of foreign withholding taxes of $264,025)	$40,398,177

Dividends (net of foreign withholding taxes of $783)	89,453

Dividends from affiliates (includes net securities lending income of $63,521)	2,716,778

Total investment income	43,204,408

Expenses:
Advisory fees	5,039,756

Administrative services fees	1,189,004

Custodian fees	217,523

Distribution fees - Series II	1,165,221

Transfer agent fees	36,315

Trustees’ and officers’ fees and benefits	22,608

Reports to shareholders	8,554

Professional services fees	128,338

Other	9,831

Total expenses	7,817,150

Less: Fees waived	(57,875)

Net expenses	7,759,275

Net investment income	35,445,133

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $10,722)	(25,320,643)

Affiliated investment securities	15,484

Foreign currencies	(2,705,527)

Forward foreign currency contracts	(19,901,972)

Futures contracts	(4,265,292)

Option contracts written	19,495,626

Swap agreements	(9,356,727)

(42,039,051)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $32,895)	58,941,129

Affiliated investment securities	283

Foreign currencies	61,563

Forward foreign currency contracts	(1,372,823)

Futures contracts	2,858,748

Option contracts written	5,825,486

Swap agreements	(3,048,002)

63,266,384

Net realized and unrealized gain	21,227,333

Net increase in net assets resulting from operations	$56,672,466

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$35,445,133	$26,757,481

Net realized gain (loss)	(42,039,051)	(75,896,333)

Change in net unrealized appreciation (depreciation)	63,266,384	(58,172,143)

Net increase (decrease) in net assets resulting from operations	56,672,466	(107,310,995)

Share transactions–net:
Series I	(18,599,060)	(39,160,472)

Series II	(57,125,101)	(62,391,076)

Net increase (decrease) in net assets resulting from share transactions	(75,724,161)	(101,551,548)

Net increase (decrease) in net assets	(19,051,695)	(208,862,543)

Net assets:
Beginning of year	740,460,432	949,322,975

End of year	$721,408,737	$740,460,432

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Series I
Year ended 12/31/23	$3.95	$0.21	$ 0.12	$ 0.33	$ –	$4.28	8.35%	$261,650	0.91%		0.92%		5.05%		85%
Year ended 12/31/22	4.46	0.14	(0.65)	(0.51)	–	3.95	(11.44)	259,461	0.87		0.89		3.49		85
Year ended 12/31/21	4.83	0.12	(0.27)	(0.15)	(0.22)	4.46	(3.00)	336,327	0.82		0.86		2.59		209
Year ended 12/31/20	4.97	0.15	(0.01)	0.14	(0.28)	4.83	3.19	363,404	0.82		0.87		3.10		324
Year ended 12/31/19	4.66	0.24	0.26	0.50	(0.19)	4.97	10.80	395,324	0.77	(f)	0.82	(f)	4.86	(g)	134
Series II
Year ended 12/31/23	4.08	0.20	0.13	0.33	–	4.41	8.09	459,758	1.16		1.17		4.80		85
Year ended 12/31/22	4.61	0.13	(0.66)	(0.53)	–	4.08	(11.50)	480,999	1.12		1.14		3.24		85
Year ended 12/31/21	4.99	0.11	(0.28)	(0.17)	(0.21)	4.61	(3.37)	612,996	1.07		1.11		2.34		209
Year ended 12/31/20	5.13	0.14	(0.01)	0.13	(0.27)	4.99	2.79	661,276	1.07		1.12		2.85		324
Year ended 12/31/19	4.80	0.23	0.27	0.50	(0.17)	5.13	10.61	736,339	1.02	(f)	1.08	(f)	4.60	(g)	134

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.04% for the year ended December 31, 2019.
(d)	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $2,177,497,748 and $2,279,114,634 for the year ended December 31, 2019.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.
(g)	Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Notes to Consolidated Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco V.I. Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

Invesco V.I. Global Strategic Income Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Invesco V.I. Global Strategic Income Fund

K.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits

Invesco V.I. Global Strategic Income Fund

required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
P.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or

Invesco V.I. Global Strategic Income Fund

bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

S.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

T.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. The FCA will permit the use of synthetic USD LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

Invesco V.I. Global Strategic Income Fund

U.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

V.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

W.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the

U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.500%

Over $5 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.70%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $57,875.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $103,628 for accounting and fund administrative services and was reimbursed $1,085,376 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the

Invesco V.I. Global Strategic Income Fund

average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$233,984,270	$–	$233,984,270

Non-U.S. Dollar Denominated Bonds & Notes	–	212,453,989	–	212,453,989

Asset-Backed Securities	–	57,474,134	3,652,207	61,126,341

U.S. Treasury Securities	–	52,232,287	–	52,232,287

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	44,547,485	–	44,547,485

Agency Credit Risk Transfer Notes	–	24,407,589	–	24,407,589

Common Stocks & Other Equity Interests	388,211	6,645,622	4,258	7,038,091

Variable Rate Senior Loan Interests	–	4,466,123	460,578	4,926,701

Preferred Stocks	–	305,028	–	305,028

Money Market Funds	46,782,140	27,512,973	–	74,295,113

Options Purchased	–	8,484,127	–	8,484,127

Total Investments in Securities	47,170,351	672,513,627	4,117,043	723,801,021

Other Investments - Assets*

Futures Contracts	4,805,557	–	–	4,805,557

Forward Foreign Currency Contracts	–	7,824,973	–	7,824,973

Swap Agreements	–	8,333,333	–	8,333,333

	4,805,557	16,158,306	–	20,963,863

Other Investments - Liabilities*

Futures Contracts	(643,218)	–	–	(643,218)

Forward Foreign Currency Contracts	–	(9,409,250)	–	(9,409,250)

Options Written	–	(22,768,710)	–	(22,768,710)

Swap Agreements	–	(10,682,564)	–	(10,682,564)

	(643,218)	(42,860,524)	–	(43,503,742)

Total Other Investments	4,162,339	(26,702,218)	–	(22,539,879)

Total Investments	$51,332,690	$645,811,409	$4,117,043	$701,261,142

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Invesco V.I. Global Strategic Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$4,805,557	$4,805,557

Unrealized appreciation on swap agreements – Centrally Cleared(a)	51,422	–	8,073,626	8,125,048

Unrealized appreciation on forward foreign currency contracts outstanding	–	7,824,973	–	7,824,973

Unrealized appreciation on swap agreements – OTC	208,285	–	–	208,285

Options purchased, at value – OTC(b)	35,868	8,140,191	308,068	8,484,127

Total Derivative Assets	295,575	15,965,164	13,187,251	29,447,990

Derivatives not subject to master netting agreements	(51,422)	–	(12,879,183)	(12,930,605)

Total Derivative Assets subject to master netting agreements	$244,153	$15,965,164	$308,068	$16,517,385

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$–	$(643,218)	$(643,218)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(3,906,175)	–	(3,037,838)	(6,944,013)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(9,409,250)	–	(9,409,250)

Unrealized depreciation on swap agreements – OTC	(605,858)	–	(3,132,693)	(3,738,551)

Options written, at value – OTC	(1,233,272)	(3,751,605)	(17,783,833)	(22,768,710)

Total Derivative Liabilities	(5,745,305)	(13,160,855)	(24,597,582)	(43,503,742)

Derivatives not subject to master netting agreements	3,906,175	–	3,681,056	7,587,231

Total Derivative Liabilities subject to master netting agreements	$(1,839,130)	$(13,160,855)	$(20,916,526)	$(35,916,511)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$85,129	$–	$ –	$85,129	$(107,738)	$–	$–	$(107,738)	$(22,609)	$ –	$–	$(22,609)

BNP Paribas S.A.	1,752,281	–	–	1,752,281	(460,441)	(1,606,500)	–	(2,066,941)	(314,660)	–	–	(314,660)

Citibank, N.A.	723,543	–	4,595	728,138	(1,925,143)	–	(9,988)	(1,935,131)	(1,206,993)	–	1,206,993	–

Deutsche Bank AG	1,152,999	418,442	–	1,571,441	(940,724)	(2,300,940)	–	(3,241,664)	(1,670,223)	–	1,670,223	–

Goldman Sachs International	1,106,228	4,224,498	69,891	5,400,617	(1,554,237)	(2,783,341)	(446,838)	(4,784,416)	616,201	–	–	616,201

HSBC Bank USA	393,094	–	–	393,094	(166,186)	–	–	(166,186)	226,908	–	–	226,908

J.P. Morgan Chase Bank, N.A.	1,348,842	284,892	140,587	1,774,321	(1,659,228)	(7,010,080)	(222,981)	(8,892,289)	(7,117,968)	–	7,117,968	–

Merrill Lynch International	521,208	1,026,436	–	1,547,644	(800,037)	(1,496,491)	–	(2,296,528)	(748,884)	–	748,884	–

Morgan Stanley and Co. International PLC	414,341	2,315,500	–	2,729,841	(1,081,902)	(7,429,400)	(3,132,693)	(11,643,995)	(8,914,154)	–	8,914,154	–

Royal Bank of Canada	25,951	–	–	25,951	–	–	–	–	25,951	(24,678)	–	1,273

Standard Chartered Bank PLC	301,357	214,359	–	515,716	(713,614)	(141,958)	–	(855,572)	(339,856)	–	310,000	(29,856)

Total	$7,824,973	$8,484,127	$215,073	$16,524,173	$(9,409,250)	$(22,768,710)	$(3,812,500)	$(35,990,460)	$(19,466,287)	$(24,678)	$19,968,222	$477,257

Invesco V.I. Global Strategic Income Fund

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(19,901,972)	$-	$(19,901,972)

Futures contracts	-	-	(4,265,292)	(4,265,292)

Options purchased(a)	-	(1,184,438)	4,977,991	3,793,553

Options written	-	8,552,098	10,943,528	19,495,626

Swap agreements	(402,007)	-	(8,954,720)	(9,356,727)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(1,372,823)	-	(1,372,823)

Futures contracts	-	-	2,858,748	2,858,748

Options purchased(a)	(720,222)	(1,706,195)	(1,882,408)	(4,308,825)

Options written	309,492	2,426,187	3,089,807	5,825,486

Swap agreements	(3,596,676)	-	548,674	(3,048,002)

Total	$(4,409,413)	$(13,187,143)	$7,316,328	$(10,280,228)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$1,458,772,528	$251,898,776	$292,032,661	$545,407,006	$1,479,698,065	$532,727,797	$1,061,918,056

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2023 and 2022.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$19,692,017

Net unrealized appreciation (depreciation) – investments	(18,926,102)

Net unrealized appreciation – foreign currencies	113,315

Temporary book/tax differences	(121,631)

Capital loss carryforward	(270,773,852)

Shares of beneficial interest	991,424,990

Total net assets	$721,408,737

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities, derivative instruments, partnerships and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. Global Strategic Income Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$122,942,328	$147,831,524	$270,773,852

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $407,227,673 and $501,512,421, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$52,952,883

Aggregate unrealized (depreciation) of investments	(71,878,985)

Net unrealized appreciation (depreciation) of investments	$(18,926,102)

Cost of investments for tax purposes is $714,586,026.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2023, undistributed net investment income was decreased by $16,428,742, undistributed net realized gain (loss) was increased by $16,510,083 and shares of beneficial interest was decreased by $81,341. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	6,491,969	$26,269,171	2,823,329	$11,396,496

Series II	2,223,985	9,409,173	2,581,887	10,808,107

Reacquired:
Series I	(11,020,468)	(44,868,231)	(12,686,597)	(50,556,968)

Series II	(15,808,167)	(66,534,274)	(17,673,992)	(73,199,183)

Net increase (decrease) in share activity	(18,112,681)	$(75,724,161)	(24,955,373)	$(101,551,548)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Strategic Income Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers, portfolio company investees and agent banks; when replies were not received from brokers, portfolio company investees or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,048.90	$4.75	$1,020.57	$4.69	0.92%
Series II	1,000.00	1,047.40	6.04	1,019.31	5.96	1.17

1

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Strategic Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Strategic Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Global Strategic Income Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Government Money Market Fund

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The Fund’s Form N-MFP filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-MFP, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGMKT-AR-1

Management’s Discussion

Fund Information

This annual report for Invesco V.I. Government Money Market Fund (the Fund) covers the year ended December 31, 2023.

 As of December 31, 2023, the Fund’s net assets totaled $902.8 thousand. As of the same date, the Fund’s weighted average maturity was 47 days and the Fund’s weighted average life was 106 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

 Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

The investing landscape for money market funds and short-term markets were impacted in 2023 by multiple factors including higher US Federal Reserve (Fed) monetary policy rates, an ongoing shift in investor preferences in favor of money market funds, and a resilient economy as inflation declined, employment remained strong and economic growth was positive.

 In 2023, the Fed continued to push monetary policy rates higher albeit at a slower pace than in 2022. In their continued effort to rein in inflation, the Fed increased the range for the effective federal funds rate (EFFR) four times, each time by 25 basis points, culminating at a target range of 5.25% to 5.50% by July of 2023.1,2 This followed a total of 425 basis points of rate hikes in 2022 that started in March of that year. The result was the highest policy rates in more than 20 years.1,2

 Short-term US Treasury yields also hit the highest levels in decades as a direct result of Fed action. The three-month US Treasury bill reached a high of 5.51% in October before receding to end the year at 5.34%.1 Notably, the two-year to 10-year US Treasury yield curve has been inverted since July of 2022, one of the longest curve inversions in recent history.1

 After peaking in 2022, year-over-year Consumer Price Index (CPI) inflation continued its downward trend but remained above the Fed’s preferred long-term target of 2%.1,3 CPI steadily declined in the first half of 2023 to 3.0% but remained relatively sticky thereafter ending 2023 at 3.4%.1,3 Most components of inflation declined, but core services inflation remained elevated.

 Employment conditions seemed to remain strong despite higher yields and tighter financial conditions. Unemployment in the US ended 2023 at 3.7% after reaching a decade’s low level of 3.4% earlier in the year.1,3,4 Additionally, initial jobless claims persisted in the low 200 thousand range for most of the year.4

 US money market fund assets reached a record high of $5.9 trillion in December of

2023 according to the Investment Company Institute (ICI). After initially jumping in a fight to quality in the immediate aftermath of the Silicon Valley Bank induced banking crisis in March, money fund assets steadily increased throughout the year. For the entire year, money market funds jumped by $1.15 trillion, a 24% increase.1,5 Investors increased their money market fund balances to diversify away from bank deposits and take advantage of the highest yields in decades.1,5 Both institutional and retail Investors added to money market funds.

 Our baseline economic outlook is a scenario with an economic soft landing and no recession, but below-trend economic growth and a softening labor market. We believe this outcome should allow the Fed to start cutting interest rates, most likely in 2024. This would likely result in lower money market fund yields. Though inflation would likely still be above the Fed’s target at that time, lower inflation and moderating growth would likely mean the Fed’s current monetary policy is too tight for an economy slowing in both nominal and real terms. If our expectation for a soft landing plays out, risk assets would likely perform well, household and corporate borrowing rates would likely decline from peak levels, and lending conditions would likely begin to improve.

 For over 40 years, Invesco Global Liquidity has been a core business for Invesco. We believe in a disciplined investment process, high credit quality solutions, distinguished client engagement and consistent performance.

 We appreciate your continued investment in the Invesco V.I. Government Money Market Fund.

1 Source: Bloomberg LP

2 Source: US Federal Reserve

3 Source: Bureau of Labor Statistics

4 Source: Department of Labor as of 12/31/23

5 Source: Investment Company Institute

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Government Money Market Fund

Team managed by Invesco Advisers, Inc.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. The share price of money market funds can fall below the $1.00 share price. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time, including during periods of market stress.

Portfolio Composition by Maturity*
In days, as of 12/31/2023

1-7	54.4%
8-30	5.5
31-60	8.1
61-90	4.4
91-180	5.1
181+	22.5

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Invesco V.I. Government Money Market Fund

Supplemental Information

Invesco V.I. Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Invesco V.I. Government Money Market Fund

Schedule of Investments

December 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–27.57%
U.S. Treasury Bills–11.23%(a)
U.S. Treasury Bills	5.41%	01/11/2024	$30,000	$ 29,955,500
U.S. Treasury Bills	5.41%	01/18/2024	20,000	19,949,567
U.S. Treasury Bills	5.45%	02/13/2024	10,000	9,936,038
U.S. Treasury Bills	5.45%	02/20/2024	15,000	14,888,437
U.S. Treasury Bills	5.44%	03/05/2024	20,000	19,810,133
U.S. Treasury Bills	5.19%	06/13/2024	7,000	6,842,788
				101,382,463

U.S. Treasury Floating Rate Notes–8.74%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	5.47%	10/31/2024	7,000	6,996,635
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	5.48%	04/30/2025	12,000	11,999,985
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.13%)(b)	5.44%	07/31/2025	55,000	54,957,657
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	5.50%	10/31/2025	5,000	5,000,000
				78,954,277

U.S. Treasury Notes–7.60%
U.S. Treasury Notes	2.00%	04/30/2024	15,000	14,865,564
U.S. Treasury Notes	2.38%	08/15/2024	20,000	19,631,885
U.S. Treasury Notes	1.50%	10/31/2024	15,000	14,582,395
U.S. Treasury Notes	2.25%	11/15/2024	20,000	19,514,565
				68,594,409
Total U.S. Treasury Securities (Cost $248,931,149)				248,931,149

U.S. Government Sponsored Agency Securities–14.74%
Federal Farm Credit Bank (FFCB)–3.99%
Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.43%	03/18/2024	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.44%	04/25/2024	4,000	4,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.44%	05/09/2024	5,000	5,000,000
Federal Farm Credit Bank	5.38%	09/13/2024	10,000	9,997,278
Federal Farm Credit Bank (SOFR + 0.12%)(b)	5.51%	05/30/2025	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.15%)(b)	5.54%	12/29/2025	4,000	4,000,000
				35,997,278

Federal Home Loan Bank (FHLB)–9.39%
Federal Home Loan Bank (SOFR + 0.04%)(b)	5.43%	02/02/2024	15,000	15,000,000
Federal Home Loan Bank(a)	5.02%	02/09/2024	3,000	2,984,465
Federal Home Loan Bank (SOFR + 0.07%)(b)	5.46%	06/17/2024	15,000	15,000,000
Federal Home Loan Bank	5.50%	08/12/2024	5,000	4,998,875
Federal Home Loan Bank	5.38%	09/13/2024	20,000	19,994,586
Federal Home Loan Bank	5.59%	09/27/2024	20,000	20,000,000
Federal Home Loan Bank(a)	5.27%	11/01/2024	5,000	4,787,347
Federal Home Loan Bank (SOFR + 0.14%)(b)	5.53%	07/24/2025	2,000	2,000,000
				84,765,273

U.S. International Development Finance Corp. (DFC)–1.36%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	5.52%	06/15/2025	900	900,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	5.52%	07/15/2025	91	90,611
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	5.52%	02/15/2028	4,722	4,722,222
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	5.52%	07/07/2040	6,596	6,595,778
				12,308,611
Total U.S. Government Sponsored Agency Securities (Cost $133,071,162)				133,071,162
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)–42.31% (Cost $382,002,311)				382,002,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Repurchase Agreements-57.96%(d)
ABN AMRO Bank N.V., joint agreement dated 12/29/2023, aggregate maturing value of $600,356,667 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $612,000,000; 0.38% - 6.50%; 02/28/2027 - 08/01/2059)	5.35%	01/02/2024	$45,026,750	$ 45,000,000
Bank of Nova Scotia, joint agreement dated 12/29/2023, aggregate maturing value of $1,901,129,444 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,938,000,033; 0.00% - 8.50%; 02/22/2024 - 01/01/2054)	5.35%	01/02/2024	45,026,750	45,000,000
BMO Capital Markets Corp., joint term agreement dated 12/14/2023, aggregate maturing value of $251,817,083 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $255,000,068; 0.25% - 7.00%; 01/25/2024 - 05/20/2069)(e)	5.34%	02/01/2024	25,181,708	25,000,000
CIBC World Markets Corp., joint term agreement dated 12/13/2023, aggregate maturing value of $304,057,083 (collateralized by agency mortgage-backed securities valued at $306,000,000; 2.00% - 7.00%; 06/01/2028 - 01/01/2054)(e)	5.35%	03/13/2024	8,108,189	8,000,000
CIBC World Markets Corp., joint term agreement dated 12/21/2023, aggregate maturing value of $503,109,167 (collateralized by agency mortgage-backed securities valued at $510,000,001; 3.00% - 6.00%; 04/25/2032 - 12/01/2053)(e)	5.33%	02/01/2024	5,031,092	5,000,000
Fixed Income Clearing Corp. - Bank of New York Mellon (The), joint agreement dated 12/29/2023, aggregate maturing value of $10,005,922,222 (collateralized by U.S. Treasury obligations valued at $10,200,000,232; 0.00% - 4.75%; 04/15/2024 -11/15/2053)	5.33%	01/02/2024	80,047,378	80,000,000
ING Financial Markets, LLC, joint term agreement dated 12/14/2023, aggregate maturing value of $755,461,458 (collateralized by agency mortgage-backed securities valued at $765,000,027; 1.50% - 7.00%; 11/01/2029 - 09/01/2057)	5.35%	02/01/2024	10,072,819	10,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/02/2023 (collateralized by agency mortgage-backed securities valued at $918,000,005; 1.25% - 6.94%; 06/20/2033 -02/20/2059)(f)	5.32%	01/02/2024	10,047,289	10,000,000
Metropolitan Life Insurance Co., joint term agreement dated 12/27/2023, aggregate maturing value of $350,370,431 (collateralized by U.S. Treasury obligations valued at $366,022,473; 0.00%; 02/15/2043 - 08/15/2046)(e)	5.38%	01/03/2024	15,017,656	15,001,963
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/21/2023, aggregate maturing value of $503,063,611 (collateralized by U.S. Treasury obligations valued at $510,000,043; 0.25% - 4.88%; 10/31/2024 - 07/15/2033)	5.38%	02/01/2024	10,061,272	10,000,000
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/22/2023, aggregate maturing value of $452,757,250 (collateralized by U.S. Treasury obligations valued at $459,000,008; 0.13% - 2.25%; 02/15/2043 - 02/15/2053)	5.38%	02/01/2024	5,030,636	5,000,000
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/27/2023, aggregate maturing value of $1,789,504,092 (collateralized by U.S. Treasury obligations valued at $1,828,544,952; 0.25% - 3.63%; 08/31/2025 - 08/15/2043)(e)	5.37%	01/03/2024	19,632,979	19,612,500
RBC Dominion Securities Inc., joint term agreement dated 11/02/2023, aggregate maturing value of $2,027,300,000 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,040,840,114; 0.00% - 8.00%; 05/31/2024 - 01/01/2054)(e)	5.40%	02/01/2024	81,092,000	80,000,000
RBC Dominion Securities Inc., term agreement dated 11/17/2023, maturing value of $25,194,278 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $25,500,087; 0.00% - 8.00%; 04/15/2026 - 12/01/2053)(e)	5.38%	01/08/2024	25,194,278	25,000,000
Royal Bank of Canada, joint term agreement dated 11/09/2023, aggregate maturing value of $1,012,403,889 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,329,462; 0.50% - 7.00%; 01/31/2024 - 12/01/2053)(e)	5.38%	01/31/2024	10,124,039	10,000,000
Societe Generale, joint term agreement dated 12/29/2023, aggregate maturing value of $1,501,563,333 (collateralized by U.S. Treasury obligations valued at $1,530,000,000; 0.13% - 3.63%; 07/15/2024 - 08/15/2046)(e)	5.36%	01/05/2024	35,036,478	35,000,000
Standard Chartered Bank, joint agreement dated 12/29/2023, aggregate maturing value of $1,000,594,444 (collateralized by agency mortgage-backed securities valued at $1,020,606,333; 1.50% - 6.34%; 07/01/2033 - 10/01/2053)	5.35%	01/02/2024	45,026,750	45,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 12/29/2023, aggregate maturing value of $5,153,055,667 (collateralized by U.S. Treasury obligations valued at $5,253,000,062; 0.38% - 4.88%; 02/29/2024 - 02/15/2051)	5.34%	01/02/2024	35,720,667	35,699,485
Wells Fargo Securities, LLC, joint term agreement dated 11/27/2023, aggregate maturing value of $506,636,667 (collateralized by agency mortgage-backed securities valued at $510,000,001; 1.50% - 7.50%; 06/01/2026 - 05/01/2058)	5.43%	02/23/2024	5,066,367	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

Wells Fargo Securities, LLC, joint term agreement dated 12/08/2023, aggregate maturing value of $623,348,625 (collateralized by agency mortgage-backed securities valued at $627,300,001; 2.00% - 7.00%; 04/01/2025 - 01/01/2059)	5.43%	03/07/2024	$10,135,750	$10,000,000

Total Repurchase Agreements (Cost $523,313,948)				523,313,948

TOTAL INVESTMENTS IN SECURITIES(g)-100.27% (Cost $905,316,259)				905,316,259

OTHER ASSETS LESS LIABILITIES-(0.27)%				(2,480,527)

NET ASSETS-100.00%				$902,835,732

Investment Abbreviations:

SOFR	-Secured Overnight Financing Rate
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2023.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on December 31, 2023.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)

Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$382,002,311

Repurchase agreements, at value and cost	523,313,948

Receivable for:
Fund shares sold	1,213,048

Interest	3,748,961

Investment for trustee deferred compensation and retirement plans	27,688

Other assets	27,193

Total assets	910,333,149

Liabilities:

Payable for:
Fund shares reacquired	6,951,123

Dividends	39,632

Accrued fees to affiliates	465,719

Accrued operating expenses	6,504

Trustee deferred compensation and retirement plans	34,439

Total liabilities	7,497,417

Net assets applicable to shares outstanding	$902,835,732

Net assets consist of:

Shares of beneficial interest	$903,180,007

Distributable earnings (loss)	(344,275)

$902,835,732

Net Assets:

Series I	$784,405,468

Series II	$118,430,264

Shares outstanding, no par value, unlimited number of shares authorized:

Series I	784,666,814

Series II	118,467,331

Series I:
Net asset value and offering price per share	$1.00

Series II:
Net asset value and offering price per share	$1.00

Statement of Operations

For the year ended December 31, 2023

Investment income:

Interest	$49,366,636

Expenses:

Advisory fees	1,448,877

Administrative services fees	1,781,611

Custodian fees	18,333

Distribution fees – Series II	272,066

Transfer agent fees	58,247

Trustees’ and officers’ fees and benefits	22,515

Reports to shareholders	31,806

Professional services fees	89,898

Other	1,426

Total expenses	3,724,779

Net investment income	45,641,857

Net realized gain from unaffiliated investment securities	22,779

Net increase in net assets resulting from operations	$45,664,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$45,641,857	$15,375,329

Net realized gain (loss)	22,779	(368,529)

Net increase in net assets resulting from operations	45,664,636	15,006,800

Distributions to shareholders from distributable earnings:

Series I	(40,718,660)	(13,929,490)

Series II	(4,923,197)	(1,445,839)

Total distributions from distributable earnings	(45,641,857)	(15,375,329)

Share transactions-net:

Series I	(183,861,514)	279,791,150

Series II	10,480,664	29,452,672

Net increase (decrease) in net assets resulting from share transactions	(173,380,850)	309,243,822

Net increase (decrease) in net assets	(173,358,071)	308,875,293

Net assets:

Beginning of year	1,076,193,803	767,318,510

End of year	$902,835,732	$1,076,193,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Series I
Year ended 12/31/23	$1.00	$0.05	$0.00	$0.05	$(0.05)	$1.00	4.86%	$784,405	0.36%	0.36%	4.75%
Year ended 12/31/22	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.45	968,240	0.28	0.28	1.50
Year ended 12/31/21	1.00	0.00	-	0.00	(0.00)	1.00	0.01	688,779	0.07	0.34	0.01
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.29	711,648	0.29	0.35	0.26
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.90	598,670	0.36	0.36	1.90
Series II
Year ended 12/31/23	1.00	0.05	0.00	0.05	(0.05)	1.00	4.60	118,430	0.61	0.61	4.50
Year ended 12/31/22	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.25	107,954	0.48	0.53	1.30
Year ended 12/31/21	1.00	0.00	-	0.00	(0.00)	1.00	0.01	78,539	0.07	0.59	0.01
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.21	90,846	0.36	0.60	0.19
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.64	71,978	0.61	0.61	1.65

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Government Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act (the “Rule”) and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee requirements at this time, as permitted by the Rule.

In July 2023, the U.S. Securities and Exchange Commission adopted amendments to the Rule. These amendments, among other changes, (i) removed redemption gates and removed the tie between weekly liquid asset minimum thresholds and liquidity fees, effective October 2, 2023; and (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by the Rule. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Government Money Market Fund

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements – The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks – Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $425,007 for accounting and fund administrative services and was reimbursed $1,356,604 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc., (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. 12b-1 fees before fee waivers are shown as Distribution fees in the Statement of Operations.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Government Money Market Fund

As of December 31, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2023 and December 31, 2022:

	2023	2022
Ordinary income*	$45,641,857	$15,375,329

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$26,454

Temporary book/tax differences	(24,979)

Capital loss carryforward	(345,750)

Shares of beneficial interest	903,180,007

Total net assets	$902,835,732

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund has a capital loss carryforward as of December 31, 2023 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$345,750	$–	$345,750

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Share Information

		Summary of Share Activity

		Years ended December 31,

	2023(a)			2022

	Shares	Amount	Shares	Amount

Sold:
Series I	1,217,146,223	$1,217,146,223	2,165,246,114	$2,165,246,114

Series II	64,747,552	64,747,552	76,980,654	76,980,654

Issued as reinvestment of dividends:
Series I	40,068,628	40,068,628	13,692,140	13,692,140

Series II	4,923,197	4,923,197	1,445,837	1,445,837

Invesco V.I. Government Money Market Fund

		Summary of Share Activity

		Years ended December 31,

	2023(a)		2022

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,441,076,365)	$(1,441,076,365)	(1,899,147,104)	$(1,899,147,104)

Series II	(59,190,085)	(59,190,085)	(48,973,819)	(48,973,819)

Net increase (decrease) in share activity	(173,380,850)	$(173,380,850)	309,243,822	$309,243,822

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 90% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,025.60	$1.79	$1,023.44	$1.79	0.35%
Series II	1,000.00	1,024.40	3.06	1,022.18	3.06	0.60

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	100.00%
U.S. Treasury Obligations*	25.05%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director

of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin 787 Seventh Avenue New York, NY 10019	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Government Money Market Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Government Securities Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGOV-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco V.I. Government Securities Fund (the Fund) outperformed the Bloomberg Intermediate U.S. Government Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	4.62%
Series II Shares	4.46
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	5.53
Bloomberg Intermediate U.S. Government Index▼ (Style-Specific Index)	4.30
Lipper VUF Intermediate U.S. Government Funds Classification Average∎ (Peer Group)	4.09

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

2023 was a year of transition for the bond market. The US Federal Reserve (the Fed) increased Fed funds by 100 basis points in the first seven months of the year before pausing to gauge the impact of over 500 basis points of Fed hikes since March of 2022.1 The yield curve gyrated during the year with the 10-year US Treasury topping out at just over 5% in October, while the two-year Treasury reached just over 5.2% in October as well.2 The two-year Treasury finished the year just 17 basis points below where it began at 4.42%, while the 10-year US Treasury finished 2023 unchanged at 3.875%.2 Yields declined precipitously in November and December as inflation receded and the Fed indicated in their mid-December meeting that their policy rate had peaked, and that the Fed expected to cut rates in 2024.

 Given this market backdrop, the Fund’s total return for the year was positive and outperformed its style-specific benchmark, the Bloomberg Intermediate U.S. Government Index. The Fund’s overweight to Agency mortgage-backed securities (MBS) relative to the benchmark was the largest contributor to performance as the asset class generated very strong returns in the last quarter of 2023. Additionally, the Fund’s smaller allocations to non-agency MBS, asset backed securities and commercial mortgage-backed securities were meaningfully positive contributors this year. Duration positioning was mildly negative for the year.

 The Fund utilizes duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. During the year, duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

 Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks and asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics, such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments.

 We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Government Securities Fund.

1	Source: Federal Reserve of Economic Data
2	Source: Bloomberg LP

Portfolio manager(s):

Noelle Corum

Clint Dudley

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (5/5/93)	3.52%
10 Years	1.15
5 Years	0.67
1 Year	4.62

Series II Shares
Inception (9/19/01)	2.47%
10 Years	0.90
5 Years	0.42
1 Year	4.46

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Supplemental Information

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Intermediate U.S. Government Index is composed of the Intermediate US Treasury and US Agency Indexes.
∎

The Lipper VUF Intermediate U.S. Government Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Intermediate U.S. Government Funds classification.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Government Securities Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Government Sponsored Agency Mortgage- Backed Securities	58.30%

U.S. Treasury Securities	20.60

Commercial Paper	7.19

Asset-Backed Securities	5.88

U.S. Government Sponsored Agency Securities	3.32

Agency Credit Risk Transfer Notes	2.11

Certificate of Deposit	1.21

Security types each less than 1% of portfolio	0.92

Money Market Funds	0.47

Top Five Debt Issuers*

% of total net assets

1. Federal National Mortgage Association	28.32%

2. U.S. Treasury	25.38

3. Government National Mortgage Association	23.53

4. Federal Home Loan Mortgage Corp.	22.58

5. Federal Home Loan Bank	4.10

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2023

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–71.83%
Collateralized Mortgage Obligations–11.45%

Fannie Mae ACES, 3.27%, 02/25/2029	$4,874,121	$ 4,643,902
Fannie Mae REMICs, 7.00%, 09/18/2027	19,638	19,679
1.50%, 01/25/2028	604,975	576,961
6.50%, 03/25/2032	213,340	221,784
5.75%, 10/25/2035	46,651	46,897
5.75% (30 Day Average SOFR + 0.41%), 05/25/2036(a)	740,355	728,928
5.90% (30 Day Average SOFR + 0.56%), 03/25/2037(a)	430,225	424,488
6.59%, 06/25/2039(b)	1,029,789	1,074,335
4.00%, 07/25/2040	562,596	540,229
6.00% (30 Day Average SOFR + 0.66%), 02/25/2041(a)	267,958	267,613
5.95% (30 Day Average SOFR + 0.61%), 05/25/2041(a)	253,888	253,028
5.97% (30 Day Average SOFR + 0.63%), 11/25/2041(a)	414,024	409,412
5.49% (30 Day Average SOFR + 0.43%), 08/25/2044(a)	627,403	611,726
5.38% (30 Day Average SOFR + 0.59%), 02/25/2056(a)	1,143,210	1,147,503
5.42% (30 Day Average SOFR + 0.53%), 12/25/2056(a)	1,449,798	1,417,853
Series 2021-11, Class MI, IO, 2.00%, 03/25/2051(c)	2,519,783	333,685

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KLU1, Class A2, 2.51%, 12/25/2025	5,000,000	4,844,827
Series KG01, Class A7, 2.88%, 04/25/2026	5,000,000	4,820,777
Series KS11, Class AFX1, 2.15%, 12/25/2028	5,000,000	4,688,729
Series K093, Class A1, 2.76%, 12/25/2028	953,472	923,076
Series K092, Class AM, 3.02%, 04/25/2029	5,000,000	4,675,367
Freddie Mac REMICs, 5.95% (30 Day Average SOFR + 0.61%), 12/15/2035(a)	501,256	498,328
5.75% (30 Day Average SOFR + 0.41%), 03/15/2036 to 09/15/2044(a)	758,502	753,433
5.66% (30 Day Average SOFR + 0.46%), 11/15/2036(a)	883,711	871,977
5.82% (30 Day Average SOFR + 0.48%), 03/15/2037(a)	418,870	410,884
6.31% (30 Day Average SOFR + 0.97%), 11/15/2039(a)	222,565	223,959
5.90% (30 Day Average SOFR + 0.56%), 03/15/2040 to 02/15/2042(a)	1,824,916	1,801,618
Series 331, Class AF, 5.85%(30 Day Average SOFR + 0.51%), 06/15/2037(a)	648,906	638,581

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)

Freddie Mac STRIPS, 5.60%(30 Day Average SOFR + 0.46%), 10/15/2037(a)	$660,517	$ 651,680

		38,521,259

Federal Home Loan Mortgage Corp. (FHLMC)–13.30%
8.00%, 08/01/2024 to 02/01/2035	83,481	84,592
7.00%, 01/01/2026 to 11/01/2035	859,788	892,810
8.50%, 05/01/2026 to 08/01/2031	47,624	48,353
7.05%, 05/20/2027	11,795	11,777
6.50%, 08/01/2028 to 12/01/2035	680,795	707,207
6.00%, 09/01/2029 to 06/01/2053	3,347,901	3,402,639
7.50%, 09/01/2030 to 06/01/2035	316,677	323,919
6.03%, 10/20/2030	261,867	264,428
3.00%, 02/01/2032 to 01/01/2050	8,924,039	8,082,800
2.50%, 09/01/2034 to 12/01/2050	12,575,839	11,429,396
5.00%, 01/01/2037 to 01/01/2040	340,713	346,865
4.50%, 01/01/2040 to 08/01/2041	1,617,235	1,617,159
5.50%, 11/01/2052 to 05/01/2053	13,613,714	13,725,486
ARM, 5.89% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.88%), 09/01/2035(a)	789,950	812,594
5.52% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.87%), 07/01/2036(a)	767,388	786,963
5.82% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.57%), 10/01/2036(a)	330,946	337,567
6.16% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.91%), 10/01/2036(a)	32,384	33,367
6.19% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.98%), 11/01/2037(a)	183,289	184,661
4.45% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.08%), 01/01/2038(a)	16,780	16,825
5.41% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.86%), 07/01/2038(a)	202,951	208,396
5.35% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.78%), 06/01/2043(a)	268,840	275,445
2.91% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.64%), 01/01/2048(a)	1,155,719	1,142,061

		44,735,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–15.22%
6.75%, 07/01/2024	$123	$ 126
8.50%, 09/01/2024 to 12/01/2036	170,118	178,537
4.50%, 11/01/2024 to 08/01/2041	1,643,258	1,632,806
7.00%, 09/01/2025 to 02/01/2036	398,467	410,313
0.50%, 11/07/2025	4,000,000	3,726,476
6.50%, 07/01/2026 to 11/01/2037	540,183	565,812
8.00%, 09/01/2026 to 10/01/2037	783,748	824,278
7.50%, 12/01/2026 to 08/01/2037	1,330,938	1,360,439
3.50%, 05/01/2027 to 08/01/2027	837,305	808,566
6.00%, 06/01/2027 to 10/01/2053	6,644,557	6,830,588
0.75%, 10/08/2027	6,000,000	5,328,757
3.00%, 12/01/2031 to 03/01/2050	4,731,884	4,394,455
5.00%, 08/01/2033 to 04/01/2053	3,504,106	3,471,651
2.50%, 12/01/2034 to 07/01/2035	10,592,010	9,834,611
5.50%, 04/01/2035 to 05/01/2035	510,447	525,853
2.00%, 09/01/2035 to 03/01/2051	6,945,702	5,960,978
4.00%, 09/01/2043 to 12/01/2048	4,278,474	4,140,514
ARM, 6.46% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(a)	560,814	577,647
5.46% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(a)	50,002	51,165
4.91% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.72%), 03/01/2038(a)	12,692	12,687
5.89% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.77%), 02/01/2042(a)	118,246	117,879
5.77% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.52%), 08/01/2043(a)	175,992	175,156

5.94% (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 05/01/2044(a)	258,707	260,577

		51,189,871

	Principal Amount	Value
Government National Mortgage Association (GNMA)–23.53%
7.00%, 04/15/2024 to 12/15/2036	$288,175	$ 293,917
6.50%, 07/15/2024 to 09/15/2034	800,228	827,814
7.50%, 08/15/2024 to 10/15/2035	411,054	425,258
5.00%, 02/15/2025	11,008	10,924
8.00%, 07/15/2026 to 01/15/2037	366,354	380,814
6.38%, 10/20/2027 to 12/20/2027	42,786	43,156
6.00%, 09/15/2029 to 08/15/2033	168,556	172,678
6.10%, 12/20/2033	1,487,163	1,546,404
5.68%, 08/20/2034(b)	369,033	378,090
8.50%, 10/15/2036 to 01/15/2037	105,024	106,416
5.89%, 01/20/2039(b)	1,438,038	1,488,251
6.27% (1 mo. Term SOFR + 0.91%), 09/16/2039(a)	365,133	367,674
6.17% (1 mo. Term SOFR + 0.81%), 05/20/2040(a)	829,622	827,496
4.52%, 07/20/2041(b)	218,631	214,809
3.40%, 09/20/2041	786,804	774,483
5.72% (1 mo. Term SOFR + 0.36%), 01/20/2042(a)	9,125	8,928
3.50%, 10/20/2042 to 06/20/2050	4,989,683	4,668,748
5.76% (1 mo. Term SOFR + 0.41%), 08/20/2047(a)	1,545,402	1,492,048
3.00%, 11/20/2048 to 11/20/2049	7,070,209	6,400,469
2.50%, 07/20/2049	2,556,739	2,254,974
Series 2019-29, Class PE, 3.00%, 10/20/2048	1,459,815	1,337,493
Series 2019-30, Class MA, 3.50%, 03/20/2049	313,558	290,761
TBA, 4.00%, 01/01/2054(d)	3,840,000	3,666,610
4.50%, 01/01/2054(d)	10,700,000	10,444,230
5.00%, 01/01/2054(d)	12,200,000	12,116,140
5.50%, 01/01/2054(d)	12,385,000	12,475,983
6.00%, 01/01/2054(d)	13,500,000	13,728,340

Series 2020-137, Class A, 1.50%, 04/16/2062	3,107,981	2,383,174

		79,126,082

Uniform Mortgage-Backed Securities–8.33%
TBA, 4.00%, 01/01/2054(d)	7,500,000	7,094,238
5.00%, 01/01/2054(d)	13,920,000	13,773,188
5.50%, 01/01/2054(d)	4,200,000	4,218,375

6.00%, 01/01/2054(d)	2,870,000	2,914,395

		28,000,196

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $250,893,877)		241,572,718

U.S. Treasury Securities–25.38%
U.S. Treasury Bills–0.48%
4.79% - 5.31%, 04/18/2024(e)(f)	1,655,000	1,629,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2023

	Principal Amount	Value
U.S. Treasury Bonds-1.04%
5.38%, 02/15/2031	$3,200,000	$ 3,509,125
U.S. Treasury Notes-23.86%
0.25%, 03/15/2024	6,200,000	6,138,303
0.25%, 05/15/2024	3,000,000	2,946,147
2.00%, 05/31/2024	2,500,000	2,466,749
2.25%, 11/15/2024	3,200,000	3,128,507
2.13%, 05/15/2025	7,680,000	7,436,400
2.25%, 11/15/2025	2,800,000	2,697,297
0.38% - 2.88%, 11/30/2025	10,500,000	9,865,898
0.38%, 12/31/2025	5,000,000	4,634,375
0.88%, 06/30/2026	2,000,000	1,849,727
1.50%, 08/15/2026	7,450,000	6,973,899
1.13%, 02/28/2027	9,159,000	8,391,218
2.38%, 05/15/2027	3,700,000	3,515,000
0.50%, 06/30/2027	1,900,000	1,687,994
2.25%, 11/15/2027	2,900,000	2,727,246
2.75%, 02/15/2028	1,900,000	1,816,652
1.25%, 06/30/2028	4,500,000	4,013,701
2.88%, 08/15/2028	7,500,000	7,178,906
2.38%, 05/15/2029	2,600,000	2,410,383
1.63%, 08/15/2029	400,000	355,985
		80,234,387
Total U.S. Treasury Securities (Cost $90,487,379)		85,372,996

Commercial Paper-8.86%
Diversified Banks-6.78%

Australia and New Zealand Banking Group Ltd. (Australia), 0.00%, 02/02/2024(g)	9,000,000	8,957,920

Bank of Montreal (Canada), 5.81% (SOFR + 0.47%), 12/13/2024(a)	2,900,000	2,901,279

BPCE S.A. (France), 0.00%, 02/27/2024(g)	9,000,000	8,924,475

UBS AG (Switzerland), 6.03% (SOFR + 0.55%), 05/02/2024(a)(g)	2,000,000	2,002,266

		22,785,940

Regional Banks-2.08%

ING (US) Funding LLC, 5.98% (SOFR + 0.59%), 04/24/2024(a)(g)	7,000,000	7,008,816
Total Commercial Paper (Cost $29,782,388)		29,794,756

Asset-Backed Securities-7.24%(h)

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.74%, 09/15/2048(i)	12,236,948	117,041

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 0.00%, 01/25/2035(b)	177,250	169,034

Chase Mortgage Finance Corp., Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(g)	816,114	739,393
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(g)	1,081,448	977,615

CHNGE Mortgage Trust, Series 2023-3, Class A1, 7.10%, 07/25/2058(g)(j)	2,741,401	2,764,947

COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(g)	22,111	21,989
Series 2021-4, Class A1, 1.40%, 10/25/2066(b)(g)	3,842,708	3,093,035

	Principal Amount	Value

FRESB Mortgage Trust, Series 2019- SB63, Class A5, 2.55%, 02/25/2039(b)	$2,699,500	$ 2,639,868

GCAT Trust, Series 2020-NQM1, Class A3, 2.55%, 01/25/2060(g)(j)	2,396,429	2,277,661

Mello Mortgage Capital Acceptance Trust, Series 2021-INV1, Class A4, 2.50%, 06/25/2051(b)(g)	489,313	428,466

New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 6.22% (1 mo. Term SOFR + 0.86%), 01/25/2048(a)(g)	925,862	894,980

NextGear Floorplan Master Owner Trust, Series 2021-1A, Class A, 0.85%, 07/15/2026(g)	2,000,000	1,947,053

SGR Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, 12/25/2061(b)(g)	3,183,660	2,579,168

SMB Private Education Loan Trust, Series 2021-D, Class A1A, 1.34%, 03/17/2053(g)	1,513,805	1,362,805

Textainer Marine Containers VII Ltd. (China), Series 2020-3A, Class A, 2.11%, 09/20/2045(g)	1,757,808	1,587,958
Series 2021-2A, Class B, 2.82%, 04/20/2046(g)	3,146,667	2,754,069
Total Asset-Backed Securities (Cost $26,966,967)		24,355,082

U.S. Government Sponsored Agency Securities-4.10%
Federal Home Loan Bank (FHLB)-4.10%

Federal Home Loan Bank, 0.50%, 04/14/2025 (Cost $14,507,160)	14,500,000	13,773,864

Agency Credit Risk Transfer Notes-2.60%
Fannie Mae Connecticut Avenue Securities, Series 2022-R03, Class 1M1, 7.44% (30 Day Average SOFR + 2.10%), 03/25/2042(a)(g)	1,677,925	1,698,279
Series 2023-R03, Class 2M1, 7.84% (30 Day Average SOFR + 2.50%), 04/25/2043(a)(g)	1,572,034	1,597,249

Freddie Mac, Series 2021-DNA3, Class M2, STACR® , 7.44% (30 Day Average SOFR + 2.10%), 10/25/2033(a)(g)	1,240,000	1,245,486

Series 2022-HQA3, Class M1, STACR® , 7.64% (30 Day Average SOFR + 2.30%), 08/25/2042(a)(g)	4,118,994	4,190,418
Total Agency Credit Risk Transfer Notes (Cost $8,634,139)		8,731,432
Certificates of Deposit-1.49%
Diversified Banks-1.49%

Banco Santander S.A. (Spain), 5.75% , 11/27/2024 (Cost $5,000,000)	5,000,000	5,014,255

U.S. Dollar Denominated Bonds & Notes-1.13%
Sovereign Debt-1.13%

Israel Government AID Bond, 5.13%, 11/01/2024 (Cost $3,802,438)	3,800,000	3,794,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Shares	Value
Money Market Funds–0.57%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(k)(l) (Cost $1,926,814)	1,926,814	$1,926,814

TOTAL INVESTMENTS IN SECURITIES–123.20% (Cost $432,001,162)		414,336,546
OTHER ASSETS LESS LIABILITIES–(23.20)%		(78,031,047)

NET ASSETS-100.00%		$336,305,499

Investment Abbreviations:

ACES	- Automatically Convertible Extendable Security

ARM	- Adjustable Rate Mortgage

Ctfs.	- Certificates

IBOR	- Interbank Offered Rate

IO	- Interest Only

REMICs	- Real Estate Mortgage Investment Conduits

SOFR	- Secured Overnight Financing Rate

STACR®	- Structured Agency Credit Risk

STRIPS	- Separately Traded Registered Interest and Principal Security

TBA	- To Be Announced

USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2023.
(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(c)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(d)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $57,054,048, which represented 16.96% of the Fund’s Net Assets.

(h)	Non-U.S. government sponsored securities.
(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2023.

(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,967,567	$108,679,918	$(110,720,671)	$-	$-	$1,926,814	$205,388
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	533,963	10,641,666	(11,175,629)	-	-	-	7,784*
Invesco Private Prime Fund	1,373,047	13,779,830	(15,152,541)	-	(336)	-	17,116*
Total	$5,874,577	$133,101,414	$(137,048,841)	$-	$(336)	$1,926,814	$230,288

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(I)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	265	March-2024	$54,567,226	$597,785	$ 597,785

U.S. Treasury 5 Year Notes	554	March-2024	60,260,485	1,119,593	1,119,593

U.S. Treasury 10 Year Notes	442	March-2024	49,897,656	1,577,963	1,577,963

U.S. Treasury 10 Year Ultra Notes	59	March-2024	6,962,922	262,714	262,714

Subtotal–Long Futures Contracts				3,558,055	3,558,055

Short Futures Contracts

Interest Rate Risk

U.S. Treasury Long Bonds	197	March-2024	(24,612,687)	(1,730,658)	(1,730,658)

U.S. Treasury Ultra Bonds	25	March-2024	(3,339,844)	(233,585)	(233,585)

Subtotal–Short Futures Contracts				(1,964,243)	(1,964,243)

Total Futures Contracts				$1,593,812	$ 1,593,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $ 430,074,348)	$412,409,732

Investments in affiliated money market funds, at value (Cost $ 1,926,814)	1,926,814

Other investments:
Variation margin receivable – futures contracts	125,453

Cash	49,418

Receivable for:
Fund shares sold	99,266

Dividends	12,328

Interest	1,310,601

Principal paydowns	154,266

Investment for trustee deferred compensation and retirement plans	158,636

Other assets	814

Total assets	416,247,328

Liabilities:
Payable for:
TBA sales commitment	79,419,701

Fund shares reacquired	126,406

Due to broker	12,773

Accrued fees to affiliates	179,081

Accrued other operating expenses	37,050

Trustee deferred compensation and retirement plans	166,818

Total liabilities	79,941,829

Net assets applicable to shares outstanding	$336,305,499

Net assets consist of:
Shares of beneficial interest	$377,680,442

Distributable earnings (loss)	(41,374,943)

$336,305,499

Net Assets:
Series I	$180,715,127

Series II	$155,590,372

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	17,504,490

Series II	15,210,343

Series I:
Net asset value per share	$10.32

Series II:
Net asset value per share	$10.23

Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest	$9,490,294

Dividends from affiliated money market funds (includes net securities lending income of $6,536)	211,924

Total investment income	9,702,218

Expenses:
Advisory fees	1,647,168

Administrative services fees	554,570

Custodian fees	19,033

Distribution fees - Series II	392,763

Transfer agent fees	16,541

Trustees’ and officers’ fees and benefits	19,213

Reports to shareholders	8,167

Professional services fees	52,787

Other	4,877

Total expenses	2,715,119

Less: Fees waived	(4,267)

Net expenses	2,710,852

Net investment income	6,991,366

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,950,263)

Affiliated investment securities	(336)

Futures contracts	(3,063,798)

(6,014,397)

Change in net unrealized appreciation of:
Unaffiliated investment securities	12,247,294

Futures contracts	1,680,179

13,927,473

Net realized and unrealized gain	7,913,076

Net increase in net assets resulting from operations	$14,904,442

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$6,991,366	$4,782,003

Net realized gain (loss)	(6,014,397)	(13,791,820)

Change in net unrealized appreciation (depreciation)	13,927,473	(34,438,758)

Net increase (decrease) in net assets resulting from operations	14,904,442	(43,448,575)

Distributions to shareholders from distributable earnings:
Series I	(3,794,821)	(3,798,001)

Series II	(2,792,461)	(2,938,195)

Total distributions from distributable earnings	(6,587,282)	(6,736,196)

Share transactions–net:
Series I	(923,384)	(31,771,922)

Series II	(8,210,066)	(13,777,864)

Net increase (decrease) in net assets resulting from share transactions	(9,133,450)	(45,549,786)

Net increase (decrease) in net assets	(816,290)	(95,734,557)

Net assets:
Beginning of year	337,121,789	432,856,346

End of year	$336,305,499	$337,121,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Series I
Year ended 12/31/23	$10.08	$0.22	$0.23	$0.45	$(0.21)	$10.32	4.62%	$180,715	0.69%	0.69%	2.18%	233%
Year ended 12/31/22	11.48	0.15	(1.33)	(1.18)	(0.22)	10.08	(10.29)	177,203	0.68	0.68	1.38	168
Year ended 12/31/21	12.04	0.11	(0.38)	(0.27)	(0.29)	11.48	(2.27)	235,924	0.68	0.68	0.92	170
Year ended 12/31/20	11.61	0.20	0.53	0.73	(0.30)	12.04	6.27	257,369	0.67	0.67	1.64	346
Year ended 12/31/19	11.22	0.25	0.43	0.68	(0.29)	11.61	6.07	251,440	0.68	0.68	2.18	35
Series II
Year ended 12/31/23	9.98	0.19	0.24	0.43	(0.18)	10.23	4.46	155,590	0.94	0.94	1.93	233
Year ended 12/31/22	11.37	0.12	(1.32)	(1.20)	(0.19)	9.98	(10.58)	159,919	0.93	0.93	1.13	168
Year ended 12/31/21	11.92	0.08	(0.37)	(0.29)	(0.26)	11.37	(2.43)	196,932	0.93	0.93	0.67	170
Year ended 12/31/20	11.50	0.17	0.52	0.69	(0.27)	11.92	5.97	185,071	0.92	0.92	1.39	346
Year ended 12/31/19	11.12	0.22	0.42	0.64	(0.26)	11.50	5.75	174,828	0.93	0.93	1.93	35

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Government Securities Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

Invesco V.I. Government Securities Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

O.

Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.500%
Over $250 million	0.450%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $4,267.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $47,358 for accounting and fund administrative services and was reimbursed $507,212 for fees paid to insurance

Invesco V.I. Government Securities Fund

companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Sponsored Agency Mortgage-Backed Securities	$–	$241,572,718	$–	$241,572,718

U.S. Treasury Securities	–	85,372,996	–	85,372,996

Commercial Paper	–	29,794,756	–	29,794,756

Asset-Backed Securities	–	24,355,082	–	24,355,082

U.S. Government Sponsored Agency Securities	–	13,773,864	–	13,773,864

Agency Credit Risk Transfer Notes	–	8,731,432	–	8,731,432

Certificate of Deposit	–	5,014,255	–	5,014,255

U.S. Dollar Denominated Bonds & Notes	–	3,794,629	–	3,794,629

Money Market Funds	1,926,814	–	–	1,926,814

Total Investments in Securities	1,926,814	412,409,732	–	414,336,546

Other Investments - Assets*

Futures Contracts	3,558,055	–	–	3,558,055

Other Investments - Liabilities*

Futures Contracts	(1,964,243)	–	–	(1,964,243)

Total Other Investments	1,593,812	–	–	1,593,812

Total Investments	$3,520,626	$412,409,732	$–	$415,930,358

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco V.I. Government Securities Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$3,558,055

Derivatives not subject to master netting agreements	(3,558,055)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(1,964,243)

Derivatives not subject to master netting agreements	1,964,243

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(3,063,798)

Change in Net Unrealized Appreciation:
Futures contracts	1,680,179

Total	$(1,383,619)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$139,237,305

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$6,587,282	$6,736,196

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Government Securities Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$ 8,005,044

Net unrealized appreciation (depreciation) – investments	(17,887,191)

Temporary book/tax differences	(108,840)

Capital loss carryforward	(31,383,956)

Shares of beneficial interest	377,680,442

Total net assets	$336,305,499

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$15,568,355	$15,815,601	$31,383,956

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $7,729,490 and $10,826,464, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 5,691,449

Aggregate unrealized (depreciation) of investments	(23,578,640)

Net unrealized appreciation (depreciation) of investments	$(17,887,191)

Cost of investments for tax purposes is $433,817,549.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on December 31, 2023, undistributed net investment income was increased by $1,021,482 and undistributed net realized gain (loss) was decreased by $1,021,482. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	2,933,239	$29,836,965	1,878,890	$20,364,358

Series II	1,172,342	11,813,552	727,369	7,709,952

Issued as reinvestment of dividends:
Series I	389,612	3,794,821	381,709	3,798,001

Series II	289,374	2,792,461	297,991	2,938,195

Reacquired:
Series I	(3,399,336)	(34,555,170)	(5,224,411)	(55,934,281)

Series II	(2,267,788)	(22,816,079)	(2,326,837)	(24,426,011)

Net increase (decrease) in share activity	(882,557)	$ (9,133,450)	(4,265,289)	$(45,549,786)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,033.90	$3.54	$1,021.73	$3.52	0.69%
Series II	1,000.00	1,033.20	4.82	1,020.47	4.79	0.94

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	16.93%
Qualified Business Income*	0.00%
Business Interest Income*	91.06%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIGRI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Growth and Income Fund (the Fund) outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	12.66%
Series II Shares	12.41
S&P 500 Index▼ (Broad Market Index)	26.29
Russell 1000 Value Index▼ (Style-Specific Index)	11.46
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	13.83

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

 Within the Russell 1000 Value Index, seven out of eleven sectors posted gains for the fiscal year. Communication services, information technology (IT) and industrials had the highest returns, while energy, consumer staples, health care and utilities declined.

 Stock selection in the IT sector was the largest contributor to relative performance during the fiscal year, due in part to Intel, Lam Research and Splunk. Intel reported broad revenue increases which resulted in earnings that came in above consensus expectations. Lam Research traded higher amid improving investor sentiment for semiconductors, as the cyclical slowdown in the industry appeared to be nearing an end. Despite a difficult environment for chipmakers, Intel and Lam Research have executed well, and we maintained our positions in these holdings at year-end. In September, Cisco announced its intent to acquire Splunk, which sent shares sharply higher, and we sold our position following the announcement.

 Stock selection in consumer discretionary also contributed to the Fund’s relative return, due largely to Amazon.com. The company reported better-than-expected earnings and revenues, higher free cash flows and a reacceleration of growth in its Amazon Web Services business. Retail profitability was better-than-expected, as costs and capital expenditures decreased.

 Stock selection and an underweight in utilities and consumer staples also aided relative performance, as these were among the weakest sectors within the benchmark for the fiscal year.

 Selection in real estate also benefited relative returns, due to CBRE Group, the fund’s only holding in the sector. Despite a difficult commercial real estate market, CBRE’s earnings were better-than-expected, and shares rose in tandem with a fourth quarter rally in the overall real estate sector. We held CBRE at year-end.

 The communication services sector was the largest detractor from relative performance for the fiscal year. Specifically, the Fund’s underweight in Meta Platforms in the first half of the year hurt relative performance as the stock significantly outperformed the overall sector. Meta was later removed from the Russell 1000 Value Index in the annual rebalance in June, but the Fund held Meta at year-end.

 Stock selection in industrials also detracted from relative performance for the fiscal year, due primarily to Johnson Controls and RTX. Johnson Controls’ earnings were generally in line with expectations, but growth decelerated, and the company provided weaker guidance going forward. Aerospace and defense firm RTX announced a recall of engines made by subsidiary Pratt & Whitney. The recalled engines were thought to contain contaminated metal, impacting hundreds of Airbus jets. Though not a safety issue, the recall sent shares lower. We held both positions at year-end.

 Selection in materials also detracted due to Corteva. After a period of strong inflation, corn and grain prices have begun to decline. This deflation is causing a slowdown in demand for Corteva’s seed and crop protection products, which hurt revenues. We reduced our position in the company during the year but maintained our position at year-end.

 Financials also detracted from relative returns, as the failure of several regional banks in March weighed on the overall banking industry and fund holdings in smaller banks such as Citizens Financial. Similarly, Charles

Invesco V.I. Growth and Income Fund

Schwab was affected by the bank crisis as investors became concerned about the company’s banking operation’s access to capital. While Schwab’s deposits have exposure to bond losses, we believe the company has adequate liquidity and reserves to meet client withdrawals. We maintained our positions in these holdings at year-end.

 The Fund held currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had negligible impact on the Fund’s relative performance for the fiscal year.

 During the fiscal year, the team increased the Fund’s exposure to communication services, industrials, materials and utilities, and reduced exposure to health care and financials. At year-end, the Fund’s largest absolute sector exposures were in financials, health care and industrials. The largest overweight exposures relative to the Russell 1000 Value Index were in communication services and IT, while the largest underweights were in consumer staples and utilities.

 As always, we thank you for your investment in Invesco V.I. Growth and Income Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Lipper Inc.

Portfolio manager(s):

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (12/23/96)	8.80%
10 Years	8.25
5 Years	11.77
1 Year	12.66

Series II Shares
Inception (9/18/00)	7.03%
10 Years	7.98
5 Years	11.49
1 Year	12.41

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Supplemental Information

Invesco V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Growth and Income Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	21.45%

Health Care	15.42

Industrials	13.30

Information Technology	11.12

Energy	8.38

Communication Services	8.04

Consumer Discretionary	5.79

Consumer Staples	4.99

Materials	3.14

Real Estate	3.07

Utilities	2.81

Money Market Funds Plus Other Assets Less Liabilities	2.49

Top 10 Equity Holdings*

		% of total net assets

1.	Wells Fargo & Co.	3.99%

2.	Bank of America Corp.	3.11

3.	CBRE Group, Inc., Class A	3.07

4.	ConocoPhillips	2.37

5.	Alphabet, Inc., Class A	2.29

6.	American International Group, Inc.	2.28

7.	Ferguson PLC	2.25

8.	Amazon.com, Inc.	2.03

9.	Exxon Mobil Corp.	1.97

10.	Johnson & Johnson	1.95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–97.51%
Aerospace & Defense–2.46%
RTX Corp.	229,238	$19,288,085

Textron, Inc.	163,907	13,181,401

		32,469,486

Air Freight & Logistics–1.21%
FedEx Corp.	63,139	15,972,273

Apparel Retail–0.81%
TJX Cos., Inc. (The)	114,129	10,706,442

Application Software–1.14%
Salesforce, Inc.(b)	57,452	15,117,919

Asset Management & Custody Banks–1.43%
KKR & Co., Inc., Class A	227,412	18,841,084

Automobile Manufacturers–1.08%
General Motors Co.(c)	396,480	14,241,562

Broadline Retail–2.03%
Amazon.com, Inc.(b)	176,882	26,875,451

Building Products–1.83%
Johnson Controls International PLC	418,270	24,109,083

Cable & Satellite–2.10%
Charter Communications, Inc., Class A(b)(c)	36,751	14,284,379

Comcast Corp., Class A(c)	306,151	13,424,721

		27,709,100

Cargo Ground Transportation–0.88%
J.B. Hunt Transport Services, Inc.(c)	57,999	11,584,720

Casinos & Gaming–0.95%
Las Vegas Sands Corp.	254,542	12,526,012

Communications Equipment–1.65%
Cisco Systems, Inc.	430,576	21,752,700

Consumer Finance–0.85%
American Express Co.	60,078	11,255,013

Distributors–0.92%
Genuine Parts Co.	88,110	12,203,235

Diversified Banks–8.73%
Bank of America Corp.	1,219,670	41,066,289

PNC Financial Services Group, Inc. (The)	139,085	21,537,312

Wells Fargo & Co.	1,069,574	52,644,432

		115,248,033

Electric Utilities–2.81%
American Electric Power Co., Inc.	157,232	12,770,383

FirstEnergy Corp.(c)	300,653	11,021,939

PPL Corp.	492,791	13,354,636

		37,146,958

	Shares	Value

Electrical Components & Equipment–0.94%
Emerson Electric Co.	127,439	$12,403,638

Electronic Manufacturing Services–0.95%
TE Connectivity Ltd.	89,310	12,548,055

Fertilizers & Agricultural Chemicals–0.70%
Corteva, Inc.	193,452	9,270,220

Food Distributors–2.18%
Sysco Corp.	227,854	16,662,963

US Foods Holding Corp.(b)	268,347	12,185,637

		28,848,600

Gold–0.77%
Barrick Gold Corp. (Canada)	562,516	10,175,914

Health Care Equipment–2.74%
GE HealthCare Technologies, Inc.(c)	161,570	12,492,593

Medtronic PLC	287,372	23,673,705

		36,166,298

Health Care Facilities–0.74%
Universal Health Services, Inc., Class B	63,864	9,735,428

Health Care Services–2.62%
Cigna Group (The)	53,227	15,938,825

CVS Health Corp.	236,199	18,650,273

		34,589,098

Industrial Machinery & Supplies & Components–2.48%
Parker-Hannifin Corp.	43,554	20,065,328

Stanley Black & Decker, Inc.	129,172	12,671,773

		32,737,101

Insurance Brokers–1.66%
Willis Towers Watson PLC	90,704	21,877,805

Integrated Oil & Gas–4.99%
Chevron Corp.	113,617	16,947,111

Exxon Mobil Corp.	259,749	25,969,705

Shell PLC (Netherlands)	365,433	11,962,108

Suncor Energy, Inc. (Canada)	342,400	10,969,307

		65,848,231

Interactive Media & Services–3.20%
Alphabet, Inc., Class A(b)	216,122	30,190,082

Meta Platforms, Inc., Class A(b)	34,189	12,101,539

		42,291,621

Investment Banking & Brokerage–3.08%
Charles Schwab Corp. (The)	253,045	17,409,496

Goldman Sachs Group, Inc. (The)	60,314	23,267,332

		40,676,828

IT Consulting & Other Services–1.13%
Cognizant Technology Solutions Corp., Class A	196,952	14,875,785

Managed Health Care–2.32%
Centene Corp.(b)	297,136	22,050,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value

Managed Health Care–(continued)
Elevance Health, Inc.	18,353	$8,654,541

		30,705,003

Movies & Entertainment–1.16%
Walt Disney Co. (The)	169,049	15,263,434

Multi-line Insurance–2.28%
American International Group, Inc.	444,535	30,117,246

Oil & Gas Exploration & Production–2.37%
ConocoPhillips	269,320	31,259,972

Oil & Gas Refining & Marketing–1.02%
Phillips 66	101,630	13,531,018

Packaged Foods & Meats–1.09%
Kraft Heinz Co. (The)(c)	391,156	14,464,949

Pharmaceuticals–7.00%
Bristol-Myers Squibb Co.	307,896	15,798,144

GSK PLC	576,358	10,644,865

Johnson & Johnson	163,977	25,701,755

Merck & Co., Inc.	124,653	13,589,670

Pfizer, Inc.	357,418	10,290,064

Sanofi S.A.	164,787	16,375,342

		92,399,840

Property & Casualty Insurance–1.03%
Allstate Corp. (The)	97,038	13,583,379

Rail Transportation–1.25%
CSX Corp.	475,418	16,482,742

Real Estate Services–3.07%
CBRE Group, Inc., Class A(b)	434,999	40,494,057

Regional Banks–0.80%
Citizens Financial Group, Inc.	319,809	10,598,470

Semiconductor Materials & Equipment–1.12%
Lam Research Corp.	18,818	14,739,387

Semiconductors–3.87%
Intel Corp.	466,350	23,434,087

Micron Technology, Inc.	149,726	12,777,617

NXP Semiconductors N.V. (China)	64,810	14,885,561

		51,097,265

Specialty Chemicals–1.67%
DuPont de Nemours, Inc.	159,807	12,293,953

	Shares	Value

Specialty Chemicals–(continued)
PPG Industries, Inc.	65,630	$9,814,966

		22,108,919

Systems Software–1.26%
Oracle Corp.	158,421	16,702,326

Tobacco–1.72%
Philip Morris International, Inc.	242,063	22,773,287

Trading Companies & Distributors–2.25%
Ferguson PLC	154,068	29,745,909

Transaction & Payment Processing Services–1.59%
Fiserv, Inc.(b)	157,779	20,959,362

Wireless Telecommunication Services–1.58%
T-Mobile US, Inc.	130,276	20,887,151

Total Common Stocks & Other Equity Interests (Cost $959,739,087)		1,287,717,409

Money Market Funds–2.37%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	10,966,804	10,966,804

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	7,832,499	7,837,982

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	12,533,491	12,533,491

Total Money Market Funds (Cost $31,335,282)		31,338,277

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $991,074,369)		1,319,055,686

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.06%
Invesco Private Government Fund, 5.32%(d)(e)(f)	11,295,557	11,295,557

Invesco Private Prime Fund, 5.55%(d)(e)(f)	29,025,397	29,045,715

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $40,339,771)		40,341,272

TOTAL INVESTMENTS IN SECURITIES–102.94% (Cost $1,031,414,140)		1,359,396,958

OTHER ASSETS LESS LIABILITIES–(2.94)%		(38,770,530)

NET ASSETS–100.00%		$1,320,626,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 7,678,640	$259,493,604	$(256,205,440)	$ -	$-	$10,966,804	$ 575,463
Invesco Liquid Assets Portfolio, Institutional Class	5,484,743	185,352,574	(183,008,598)	2,995	6,268	7,837,982	421,389
Invesco Treasury Portfolio, Institutional Class	8,775,589	296,564,119	(292,806,217)	-	-	12,533,491	656,419
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,211,068	401,730,832	(404,646,343)	-	-	11,295,557	466,948*
Invesco Private Prime Fund	36,542,746	824,400,578	(831,913,560)	(997)	16,948	29,045,715	1,229,290*
Total	$72,692,786	$1,967,541,707	$(1,968,580,158)	$1,998	$23,216	$71,679,549	$ 3,349,509

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Forward Foreign Currency Contracts
						Unrealized Appreciation (Depreciation)
Settlement		Contract to
Date	Counterparty		Deliver		Receive
Currency Risk
01/05/2024	State Street Bank & Trust Co.	USD	692,347	CAD	940,699	$ 17,623
01/05/2024	State Street Bank & Trust Co.	USD	191,468	EUR	177,648	4,661
01/05/2024	State Street Bank & Trust Co.	USD	17,188,038	GBP	13,508,177	30,350
02/05/2024	State Street Bank & Trust Co.	CAD	10,996,176	USD	8,321,107	18,461
02/05/2024	State Street Bank & Trust Co.	EUR	11,020,542	USD	12,198,693	16,838
Subtotal–Appreciation						87,933

Currency Risk
01/05/2024	Bank of New York Mellon (The)	CAD	10,371,762	USD	7,643,854	(183,975)
01/05/2024	Bank of New York Mellon (The)	EUR	9,797,014	USD	10,777,088	(39,159)
01/05/2024	Bank of New York Mellon (The)	GBP	12,076,959	USD	15,323,487	(70,579)
01/05/2024	State Street Bank & Trust Co.	CAD	1,565,113	USD	1,160,420	(20,809)
01/05/2024	State Street Bank & Trust Co.	EUR	1,401,176	USD	1,521,688	(25,260)
01/05/2024	State Street Bank & Trust Co.	GBP	1,431,218	USD	1,805,930	(18,393)
01/05/2024	State Street Bank & Trust Co.	USD	8,317,519	CAD	10,996,176	(18,429)
01/05/2024	State Street Bank & Trust Co.	USD	12,183,761	EUR	11,020,542	(16,696)
02/05/2024	State Street Bank & Trust Co.	GBP	13,321,014	USD	16,954,920	(27,750)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized Appreciation (Depreciation)
Settlement		Contract to
Date	Counterparty	Deliver		Receive
02/05/2024	State Street Bank & Trust Co.	USD	120,539	CAD	159,215	$(324)
Subtotal–Depreciation						(421,374)
Total Forward Foreign Currency Contracts						$(333,441)

Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $959,739,087)*	$1,287,717,409

Investments in affiliated money market funds, at value (Cost $71,675,053)	71,679,549

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	87,933

Cash	51,176

Foreign currencies, at value (Cost $221,552)	222,013

Receivable for:
Fund shares sold	1,100,238

Dividends	1,752,281

Investment for trustee deferred compensation and retirement plans	164,163

Other assets	4,348

Total assets	1,362,779,110

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	421,374

Payable for:
Fund shares reacquired	435,632

Accrued foreign taxes	7,678

Collateral upon return of securities loaned	40,339,771

Accrued fees to affiliates	734,368

Accrued other operating expenses	36,736

Trustee deferred compensation and retirement plans	177,123

Total liabilities	42,152,682

Net assets applicable to shares outstanding	$1,320,626,428

Net assets consist of:
Shares of beneficial interest	$949,350,781

Distributable earnings	371,275,647

$1,320,626,428

Net Assets:
Series I	$183,178,177

Series II	$1,137,448,251

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,713,579

Series II	60,290,783

Series I:
Net asset value per share	$18.86

Series II:
Net asset value per share	$18.87

*	At December 31, 2023, securities with an aggregate value of $39,217,591 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $246,815)	$26,223,801

Dividends from affiliated money market funds (includes net securities lending income of $108,269)	1,761,540

Foreign withholding tax claims	14,855

Total investment income	28,000,196

Expenses:
Advisory fees	7,056,396

Administrative services fees	2,036,856

Custodian fees	35,358

Distribution fees - Series II	2,665,751

Transfer agent fees	63,936

Trustees’ and officers’ fees and benefits	26,308

Reports to shareholders	8,092

Professional services fees	69,869

Other	13,518

Total expenses	11,976,084

Less: Fees waived	(36,334)

Net expenses	11,939,750

Net investment income	16,060,446

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	73,607,449

Affiliated investment securities	23,216

Foreign currencies	146,582

Forward foreign currency contracts	329,424

74,106,671

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	35,840,642

Affiliated investment securities	1,998

Foreign currencies	10,110

Forward foreign currency contracts	(811,585)

35,041,165

Net realized and unrealized gain	109,147,836

Net increase in net assets resulting from operations	$125,208,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$16,060,446	$16,039,976

Net realized gain	74,106,671	135,193,479

Change in net unrealized appreciation (depreciation)	35,041,165	(256,637,612)

Net increase (decrease) in net assets resulting from operations	125,208,282	(105,404,157)

Distributions to shareholders from distributable earnings:
Series I	(24,825,649)	(19,093,552)

Series II	(135,038,754)	(107,930,095)

Total distributions from distributable earnings	(159,864,403)	(127,023,647)

Share transactions–net:
Series I	18,698,615	11,819,475

Series II	140,313,952	(245,213,616)

Net increase (decrease) in net assets resulting from share transactions	159,012,567	(233,394,141)

Net increase (decrease) in net assets	124,356,446	(465,821,945)

Net assets:
Beginning of year	1,196,269,982	1,662,091,927

End of year	$1,320,626,428	$1,196,269,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$19.77	$0.30	$1.80	$2.10	$(0.34)	$(2.67)	$(3.01)	$18.86	12.72%	$183,178	0.75%	0.75%	1.51%	70%
Year ended 12/31/22	23.70	0.31	(1.72)	(1.41)	(0.38)	(2.14)	(2.52)	19.77	(5.80)	168,516	0.75	0.75	1.42	36
Year ended 12/31/21	18.72	0.26	5.07	5.33	(0.35)	–	(0.35)	23.70	28.51	186,508	0.74	0.74	1.17	29
Year ended 12/31/20	19.09	0.31	(0.01)	0.30	(0.39)	(0.28)	(0.67)	18.72	2.09	157,478	0.75	0.75	1.90	46
Year ended 12/31/19	17.51	0.37	3.84	4.21	(0.38)	(2.25)	(2.63)	19.09	25.19	187,097	0.73	0.74	1.91	62
Series II
Year ended 12/31/23	19.77	0.25	1.79	2.04	(0.27)	(2.67)	(2.94)	18.87	12.41	1,137,448	1.00	1.00	1.26	70
Year ended 12/31/22	23.66	0.26	(1.72)	(1.46)	(0.29)	(2.14)	(2.43)	19.77	(6.00)	1,027,754	1.00	1.00	1.17	36
Year ended 12/31/21	18.70	0.20	5.07	5.27	(0.31)	–	(0.31)	23.66	28.19	1,475,584	0.99	0.99	0.92	29
Year ended 12/31/20	19.06	0.27	(0.01)	0.26	(0.34)	(0.28)	(0.62)	18.70	1.85	1,415,923	1.00	1.00	1.65	46
Year ended 12/31/19	17.48	0.32	3.83	4.15	(0.32)	(2.25)	(2.57)	19.06	24.85	1,513,105	0.98	0.99	1.66	62

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Growth and Income Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any.

G.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the

Invesco V.I. Growth and Income Fund

borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $7,073 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

L.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.600%

Over $500 million	0.550%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

Invesco V.I. Growth and Income Fund

For the year ended December 31, 2023, the Adviser waived advisory fees of $36,334.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $180,867 for accounting and fund administrative services and was reimbursed $1,855,989 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $219,179 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,248,735,094	$38,982,315	$–	$1,287,717,409

Money Market Funds	31,338,277	40,341,272	–	71,679,549

Total Investments in Securities	1,280,073,371	79,323,587	–	1,359,396,958

Other Investments - Assets*

Forward Foreign Currency Contracts	–	87,933	–	87,933

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(421,374)	–	(421,374)

Total Other Investments	–	(333,441)	–	(333,441)

Total Investments	$1,280,073,371	$78,990,146	$–	$1,359,063,517

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco V.I. Growth and Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$87,933
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$87,933

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(421,374)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(421,374)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount
Bank of New York Mellon (The)	$ –	$(293,713)	$(293,713)	$–	$–	$(293,713)
State Street Bank & Trust Co.	87,933	(127,661)	(39,728)	–	–	(39,728)
Total	$ 87,933	$(421,374)	$(333,441)	$–	$–	$(333,441)

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$329,424
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(811,585)
Total	$(482,161)

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$55,658,144

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Growth and Income Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$15,301,219	$24,083,946

Long-term capital gain	144,563,184	102,939,701

Total distributions	$159,864,403	$127,023,647

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$16,437,445

Undistributed long-term capital gain	78,621,913

Net unrealized appreciation – investments	276,323,282

Net unrealized appreciation – foreign currencies	11,470

Temporary book/tax differences	(118,463)

Shares of beneficial interest	949,350,781

Total net assets	$1,320,626,428

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $848,756,808 and $856,627,745, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$284,622,366

Aggregate unrealized (depreciation) of investments	(8,299,084)

Net unrealized appreciation of investments	$276,323,282

 Cost of investments for tax purposes is $1,082,740,235.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2023, undistributed net investment income was increased by $146,582 and undistributed net realized gain was decreased by $146,582. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	587,739	$11,783,370	542,840	$11,918,408

Series II	31,933,302	624,536,436	14,696,749	311,496,963

Issued as reinvestment of dividends:
Series I	1,500,039	24,825,649	981,674	19,093,552

Series II	8,154,514	135,038,754	5,549,105	107,930,095

Invesco V.I. Growth and Income Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(896,225)	$(17,910,404)	(870,381)	$(19,192,485)

Series II	(31,792,386)	(619,261,238)	(30,606,237)	(664,640,674)

Net increase (decrease) in share activity	9,486,983	$159,012,567	(9,706,250)	$(233,394,141)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,077.60	$3.93	$1,021.42	$3.82	0.75%
Series II	1,000.00	1,076.10	5.23	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$144,563,184
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Growth and Income Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Health Care Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE   |  NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIGHC-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Health Care Fund (the Fund) outperformed the S&P Composite 1500 Health Care Index, one of the Fund’s style-specific benchmarks.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	3.02%
Series II Shares	2.77
MSCI World Index▼ (Broad Market Index)	23.79
S&P Composite 1500 Health Care Index▼ (Style-Specific Index)	1.92
MSCI World Health Care Index▼ (Style-Specific Index)	3.76

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

During the fiscal year, the Fund outperformed the S&P Composite 1500 Health Care Index. Outperformance was mainly attributed to stronger stock selection in pharmaceuticals. Results were partially offset by our slight overweight in health care equipment and underweight in managed care.

At the stock level, the top three individual contributors to absolute Fund performance during the fiscal year were Eli Lilly, Novo Nordisk and Vertex Pharmaceuticals.

Eli Lilly is a large cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain and autoimmune diseases. During the second quarter, the stock price rose after management raised its earnings and revenue guidance despite reporting revenues and earnings that fell short of analyst expectations. The company also announced positive clinical trial results for its early-stage Alzheimer’s drug and its diabetes drug. During the third quarter, the company reported better-than-expected sales of its GLP-1 diabetes treatment, Mounjaro. The stock also benefited from positive clinical headlines related to Novo Nordisk’s obesity treatment, Wegovy.

 Novo Nordisk makes treatments for diabetes, obesity, rare blood disorders, endocrinology and hormone replacement. Late last year, the company reported better-than-expected sales in diabetes and obesity and raised earnings guidance. The stock also rose on positive Phase III data from its PIONEER PLUS clinical trial to treat Type 2 Diabetes and from positive results from its SELECT study regarding its weight-loss drug, Wegovy.

 Vertex makes drugs to treat cystic fibrosis, infectious diseases, viral infections, bacterial infections, flu, rheumatoid arthritis, cancer, inflammatory bowel disease, neurological disorders and multiple sclerosis. The stock rose as management expressed confidence in its 2023 guidance led by its cystic fibrosis franchise and expects its pipeline to generate five new product launches over the next five years.

 At the stock level, the top three individual detractors from absolute Fund performance during the fiscal year were Humana, AbbVie and Agilent Technologies.

 Humana provides health insurance and prescription drug services, including Medicare and Medicaid health coverage. The stock declined with investor concerns regarding higher medical costs driven by higher elective procedure volume within the Medicare Advantage channel.

 Abbvie is a biopharmaceutical company. The stock price fell after management released quarterly revenues below analyst expectations. The company lost patent protection on its flagship drug in early 2023 and sales declined due to competition from bio-similar drugs that are less expensive. Sales of its newer immunology drug also missed analyst expectations.

 Agilent Technologies provides application focused solutions for life sciences, diagnostics and applied chemical markets. Management reported mixed financial results early in the year due primarily to slowing demand in China. Slower demand for certain industrial products sold by Agilent in the US and Europe also impacted growth. Despite Agilent having many positive attributes, our concern that these issues would persist (especially in China) caused us to exit our position.

 We invest in premier health care companies that we believe are positioned to compound multi-year growth. We combine in-depth

Invesco V.I. Health Care Fund

health care experience with bottom-up fundamental analysis to evaluate company management, identify growth prospects and manage risk.

 We thank you for your investment in the Invesco V.I. Health Care Fund.

1	Source: US Federal Reserve
2	Source: US Bureau of Labor Statistics
3	Source: Bloomberg LP
4	Source: Lipper Inc.

Portfolio manager(s):

Justin Livengood

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (5/21/97)	8.23%
10 Years	6.87
5 Years	8.75
1 Year	3.02

Series II Shares
Inception (4/30/04)	7.50%
10 Years	6.60
5 Years	8.49
1 Year	2.77

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Health Care Fund

Supplemental Information

Invesco V.I. Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The S&P Composite 1500® Health Care Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector.
∎

The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Health Care Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	89.72%

United Kingdom	3.35

Denmark	2.97

Countries, each less than 2% of portfolio	0.93

Money Market Funds Plus Other Assets Less Liabilities	3.03

Top 10 Equity Holdings*

		% of total net assets

1.	UnitedHealth Group, Inc.	8.38%

2.	Eli Lilly and Co.	7.70

3.	Boston Scientific Corp.	4.67

4.	Vertex Pharmaceuticals, Inc.	4.55

5.	McKesson Corp.	3.73

6.	Regeneron Pharmaceuticals, Inc.	3.29

7.	Zoetis, Inc.	3.23

8.	Merck & Co., Inc.	3.13

9.	Stryker Corp.	3.11

10.	AstraZeneca PLC, ADR	3.08

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Health Care Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–96.97%
Biotechnology–20.03%
AbbVie, Inc.	6,658	$1,031,790

Amgen, Inc.	9,976	2,873,288

argenx SE, ADR (Netherlands)(b)	2,289	870,804

Arrowhead Pharmaceuticals, Inc.(b)	5,303	162,272

Ascendis Pharma A/S, ADR (Denmark)(b)	7,166	902,558

Biogen, Inc.(b)	2,778	718,863

Blueprint Medicines Corp.(b)	7,999	737,828

BridgeBio Pharma, Inc.(b)(c)	11,001	444,110

CSL Ltd. (Australia)	1,400	272,929

Cytokinetics, Inc.(b)(c)	12,900	1,077,021

Exact Sciences Corp.(b)	17,052	1,261,507

Exelixis, Inc.(b)	43,004	1,031,666

Gilead Sciences, Inc.	13,393	1,084,967

Halozyme Therapeutics, Inc.(b)(c)	9,649	356,627

ImmunoGen, Inc.(b)	23,477	696,093

Immunovant, Inc.(b)	9,966	419,868

Karuna Therapeutics, Inc.(b)	2,145	678,914

Krystal Biotech, Inc.(b)(c)	3,505	434,830

Legend Biotech Corp., ADR(b)(c)	20,377	1,226,084

Natera, Inc.(b)	19,652	1,231,001

Neurocrine Biosciences, Inc.(b)	9,616	1,267,004

Regeneron Pharmaceuticals, Inc.(b)	6,528	5,733,477

SpringWorks Therapeutics, Inc.(b)	11,663	425,700

Twist Bioscience Corp.(b)	12,523	461,598

Ultragenyx Pharmaceutical, Inc.(b)(c)	8,953	428,132

United Therapeutics Corp.(b)	2,126	467,486

Vaxcyte, Inc.(b)(c)	11,486	721,321

Vertex Pharmaceuticals, Inc.(b)	19,507	7,937,203

		34,954,941

Health Care Distributors–7.08%
Cardinal Health, Inc.	12,447	1,254,658

Cencora, Inc.	22,339	4,587,984

McKesson Corp.	14,078	6,517,832

		12,360,474

Health Care Equipment–15.93%
AtriCure, Inc.(b)	10,861	387,629

Axonics, Inc.(b)(c)	10,475	651,859

Boston Scientific Corp.(b)	140,908	8,145,891

CONMED Corp.(c)	4,069	445,596

DexCom, Inc.(b)	24,063	2,985,978

Glaukos Corp.(b)(c)	8,599	683,535

IDEXX Laboratories, Inc.(b)	3,456	1,918,253

Inspire Medical Systems, Inc.(b)(c)	1,597	324,878

Integer Holdings Corp.(b)	5,486	543,553

Intuitive Surgical, Inc.(b)	12,849	4,334,739

Shockwave Medical, Inc.(b)	2,027	386,265

STERIS PLC	4,412	969,978

Stryker Corp.	18,139	5,431,905

TransMedics Group, Inc.(b)(c)	5,099	402,464

Treace Medical Concepts, Inc.(b)	15,187	193,634

		27,806,157

	Shares	Value

Health Care Facilities–4.76%
Acadia Healthcare Co., Inc.(b)	8,901	$692,142

Encompass Health Corp.	25,997	1,734,520

HCA Healthcare, Inc.	11,366	3,076,549

Surgery Partners, Inc.(b)(c)	27,370	875,565

Tenet Healthcare Corp.(b)	25,543	1,930,284

		8,309,060

Health Care Services–0.84%
NeoGenomics, Inc.(b)(c)	16,453	266,210

Privia Health Group, Inc.(b)(c)	17,370	400,031

RadNet, Inc.(b)	22,930	797,276

		1,463,517

Health Care Supplies–1.36%
Alcon, Inc. (Switzerland)	6,053	473,562

Cooper Cos., Inc. (The)	1,592	602,476

Haemonetics Corp.(b)	10,674	912,734

Lantheus Holdings, Inc.(b)	6,263	388,306

		2,377,078

Health Care Technology–0.62%
Evolent Health, Inc., Class A(b)(c)	10,109	333,900

Veeva Systems, Inc., Class A(b)	3,932	756,989

		1,090,889

Life Sciences Tools & Services–10.48%
10X Genomics, Inc., Class A(b)(c)	18,717	1,047,403

Bruker Corp.	18,425	1,353,869

Charles River Laboratories International, Inc.(b)	1,750	413,700

Danaher Corp.	11,213	2,594,016

ICON PLC(b)	10,585	2,996,296

Medpace Holdings, Inc.(b)	5,925	1,816,190

Repligen Corp.(b)(c)	6,704	1,205,379

Thermo Fisher Scientific, Inc.	9,284	4,927,854

West Pharmaceutical Services, Inc.	5,495	1,934,900

		18,289,607

Managed Health Care–14.31%
Elevance Health, Inc.	5,610	2,645,452

HealthEquity, Inc.(b)	9,527	631,640

Humana, Inc.	8,020	3,671,636

Molina Healthcare, Inc.(b)	7,360	2,659,241

Progyny, Inc.(b)	19,820	736,908

UnitedHealth Group, Inc.	27,778	14,624,284

		24,969,161

Office REITs–0.36%
Alexandria Real Estate Equities, Inc.	5,005	634,484

Pharmaceuticals–21.20%
AstraZeneca PLC (United Kingdom)	3,498	471,845

AstraZeneca PLC, ADR (United Kingdom)	79,737	5,370,287

Axsome Therapeutics, Inc.(b)	2,890	230,015

Eli Lilly and Co.	23,064	13,444,467

Intra-Cellular Therapies, Inc.(b)	12,601	902,484

Merck & Co., Inc.	50,057	5,457,214

Novo Nordisk A/S, Class B (Denmark)	41,361	4,286,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

	Shares	Value

Pharmaceuticals–(continued)
Sanofi S.A., ADR	21,249	$1,056,713

Tarsus Pharmaceuticals, Inc.(b)	7,498	151,834

Zoetis, Inc.	28,547	5,634,321

		37,005,468

Total Common Stocks & Other Equity Interests (Cost $114,931,425)		169,260,836

Money Market Funds–3.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	1,827,833	1,827,833

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	1,421,416	1,422,411

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	2,088,953	2,088,953

Total Money Market Funds (Cost $5,337,935)		5,339,197

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $120,269,360)		174,600,033

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.10%
Invesco Private Government Fund, 5.32%(d)(e)(f)	2,980,753	$2,980,753

Invesco Private Prime Fund, 5.55%(d)(e)(f)	7,659,433	7,664,795

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,644,036)		10,645,548

TOTAL INVESTMENTS IN SECURITIES–106.13% (Cost $130,913,396)		185,245,581

OTHER ASSETS LESS LIABILITIES–(6.13)%		(10,697,144)

NET ASSETS–100.00%		$174,548,437

Investment Abbreviations:

ADR  – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 1,967,200	$ 17,959,279	$ (18,098,646)	$ -	$ -	$ 1,827,833	$ 113,330
Invesco Liquid Assets Portfolio, Institutional Class	1,521,171	12,828,056	(12,927,603)	589	198	1,422,411	83,982
Invesco Treasury Portfolio, Institutional Class	2,248,229	20,524,891	(20,684,167)	-	-	2,088,953	122,069
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,282,046	55,469,134	(56,770,427)	-		2,980,753	121,153*
Invesco Private Prime Fund	11,010,975	129,802,949	(133,152,415)	1,119	2,167	7,664,795	329,104*
Total	$21,029,621	$236,584,309	$(241,633,258)	$1,708	$2,365	$15,984,745	$ 769,638

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $114,931,425)*	$169,260,836

Investments in affiliated money market funds, at value (Cost $15,981,971)	15,984,745

Foreign currencies, at value (Cost $10,371)	10,778

Receivable for:
Investments sold	434,771

Fund shares sold	48,018

Dividends	225,007

Investment for trustee deferred compensation and retirement plans	49,653

Other assets	399

Total assets	186,014,207

Liabilities:
Payable for:
Investments purchased	432,042

Fund shares reacquired	123,958

Amount due custodian	80,301

Collateral upon return of securities loaned	10,644,036

Accrued fees to affiliates	88,505

Accrued other operating expenses	41,928

Trustee deferred compensation and retirement plans	55,000

Total liabilities	11,465,770

Net assets applicable to shares outstanding	$174,548,437

Net assets consist of:
Shares of beneficial interest	$125,323,252

Distributable earnings	49,225,185

$174,548,437

Net Assets:
Series I	$115,850,715

Series II	$58,697,722

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,470,660

Series II	2,468,570

Series I:
Net asset value per share	$25.91

Series II:
Net asset value per share	$23.78

*	At December 31, 2023, securities with an aggregate value of $10,242,897 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $24,389)	$1,446,606

Dividends from affiliated money market funds (includes net securities lending income of $13,187)	332,568

Total investment income	1,779,174

Expenses:
Advisory fees	1,346,521

Administrative services fees	295,017

Custodian fees	6,358

Distribution fees - Series II	150,529

Transfer agent fees	9,196

Trustees’ and officers’ fees and benefits	17,785

Reports to shareholders	8,191

Professional services fees	60,589

Other	630

Total expenses	1,894,816

Less: Fees waived	(6,730)

Net expenses	1,888,086

Net investment income (loss)	(108,912)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	4,124,499

Affiliated investment securities	2,365

Foreign currencies	(20,773)

4,106,091

Change in net unrealized appreciation of:
Unaffiliated investment securities	584,695

Affiliated investment securities	1,708

Foreign currencies	7,205

593,608

Net realized and unrealized gain	4,699,699

Net increase in net assets resulting from operations	$4,590,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(108,912)	$(84,979)

Net realized gain (loss)	4,106,091	(9,145,096)

Change in net unrealized appreciation (depreciation)	593,608	(23,256,556)

Net increase (decrease) in net assets resulting from operations	4,590,787	(32,486,631)

Distributions to shareholders from distributable earnings:

Series I	–	(18,037,512)

Series II	–	(9,812,066)

Total distributions from distributable earnings	–	(27,849,578)

Share transactions–net:

Series I	(17,954,331)	11,383,845

Series II	(8,046,722)	4,718,828

Net increase (decrease) in net assets resulting from share transactions	(26,001,053)	16,102,673

Net increase (decrease) in net assets	(21,410,266)	(44,233,536)

Net assets:
Beginning of year	195,958,703	240,192,239

End of year	$174,548,437	$195,958,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$25.15	$ 0.01	$ 0.75	$ 0.76	$ –		$ –	$ –	$25.91	3.02%	$115,851	0.97%	0.97%	0.02%	57%
Year ended 12/31/22	33.86	0.01	(4.68)	(4.67)	–		(4.04)	(4.04)	25.15	(13.32)	130,673	0.96	0.96	0.04	47
Year ended 12/31/21	33.69	(0.08)	4.17	4.09	(0.07)		(3.85)	(3.92)	33.86	12.30	158,669	0.97	0.97	(0.25)	55
Year ended 12/31/20	30.23	0.04	4.26	4.30	(0.10)		(0.74)	(0.84)	33.69	14.46	155,598	0.98	0.98	0.13	46
Year ended 12/31/19	23.41	0.08	7.40	7.48	(0.01)		(0.65)	(0.66)	30.23	32.50	149,954	0.97	0.97	0.32	8
Series II
Year ended 12/31/23	23.14	(0.05)	0.69	0.64	–		–	–	23.78	2.77	58,698	1.22	1.22	(0.23)	57
Year ended 12/31/22	31.62	(0.05)	(4.39)	(4.44)	–		(4.04)	(4.04)	23.14	(13.54)	65,285	1.21	1.21	(0.21)	47
Year ended 12/31/21	31.70	(0.16)	3.93	3.77	(0.00	)(d)	(3.85)	(3.85)	31.62	12.05	81,524	1.22	1.22	(0.50)	55
Year ended 12/31/20	28.49	(0.03)	4.01	3.98	(0.03)		(0.74)	(0.77)	31.70	14.20	75,986	1.23	1.23	(0.12)	46
Year ended 12/31/19	22.14	0.02	6.98	7.00	-		(0.65)	(0.65)	28.49	32.18	70,763	1.22	1.22	0.07	8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Amount represents less than $(0.005) per share.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

Invesco V.I. Health Care Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $1,318 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

Invesco V.I. Health Care Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lockin” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

NOTE 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $6,730.

Invesco V.I. Health Care Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $25,841 for accounting and fund administrative services and was reimbursed $269,176 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $9,986 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$163,756,212	$5,504,624	$–	$169,260,836

Money Market Funds	5,339,197	10,645,548	–	15,984,745

Total Investments	$169,095,409	$16,150,172	$–	$185,245,581

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Long-term capital gain	$–	$27,849,578

Invesco V.I. Health Care Fund

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$53,897,474

Net unrealized appreciation – foreign currencies	6,071

Temporary book/tax differences	(38,453)

Capital loss carryforward	(4,639,907)

Shares of beneficial interest	125,323,252

Total net assets	$174,548,437

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,639,907	$–	$4,639,907

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $99,096,425 and $125,048,328, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$54,676,915

Aggregate unrealized (depreciation) of investments	(779,441)

Net unrealized appreciation of investments	$53,897,474

Cost of investments for tax purposes is $131,348,107.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $127,622, undistributed net realized gain (loss) was increased by $20,773 and shares of beneficial interest was decreased by $148,395. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	356,709	$8,923,373	657,218	$18,436,295

Series II	147,277	3,369,520	175,484	4,624,773

Issued as reinvestment of dividends:
Series I	-	-	745,044	18,037,512

Series II	-	-	440,398	9,812,066

Reacquired:
Series I	(1,080,961)	(26,877,704)	(892,888)	(25,089,962)

Series II	(500,153)	(11,416,242)	(372,986)	(9,718,011)

Net increase (decrease) in share activity	(1,077,128)	$(26,001,053)	752,270	$16,102,673

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,001.90	$4.89	$1,020.32	$4.94	0.97%
Series II	1,000.00	1,000.90	6.15	1,019.06	6.21	1.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Health Care Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. High Yield Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIHYI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco V.I. High Yield Fund (the Fund) underperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	10.18%
Series II Shares	9.77
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	5.53
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	13.44
Lipper VUF High Yield Bond Funds Classification Average∎ (Peer Group)	11.81

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Similar to recent history, markets experienced notable volatility at the start of 2023. The year began with a still-robust labor market and continued deceleration in inflation. However, a defining moment came as the failure of two US regional banks (Silicon Valley Bank and Signature Bank) and a major European bank (Credit Suisse) rattled global markets. Unlike 2008, there did not appear to be a systemic credit issue in the banking sector. Despite these struggling financial stocks, the US Federal Reserve (the Fed) raised the federal funds rates but also removed references to “ongoing increases” from its communications. Fed Chair Jerome Powell and FOMC members conveyed that they still believed the economy was on solid footing and did not expect interest rate cuts in 2023, but a strong rally in treasuries suggested a significant increase in the probability of easier monetary policy by year-end.

 We were cautious to start the year preferring higher quality and wary of certain consumer-facing and cyclical sectors. While absolute yield levels were considerably higher, spread levels for the asset class hovered near long-term averages. Few sectors looked cheap despite widespread expectation of an economic slowdown. We expected issuance to remain muted with borrowing costs higher and the macro backdrop weaker. We focused on finding compelling idiosyncratic opportunities and believed those should increase in the first half of the year as bond prices reacted to recessionary forces.

 As the year continued, macro data continued to be supportive of a bumpy landing and concerns grew that major developed central banks might keep rates “higher for longer”. The yield curve steepened as US Treasury yields at the longer end of the curve rose significantly. These months were characterized by rising interest rates across the globe, a strong dollar, and underperformance of risky assets including credit. However, towards the end of the year, global interest rates sharply reversed the bearish momentum and more recent months witnessed an explosive rally across almost all fixed-income asset classes. This trend was led by the United States, however all other major rates markets rallied as well. Treasury prices rose, yields fell, and returns were positive. This massive rates rally was a result of an increase in investor confidence that peak rates had been reached and rate cuts could come as early as first quarter of 2024. The rally led to less attractive valuations in high yield, though strength remained in technicals.

 Ultimately, central banks pivoted to a more dovish stance and acknowledged the disinflationary trend, easing labor market pressure, and outlook for slow, but positive growth going forward. This provides a very positive backdrop for markets, which we believe should allow rate volatility to decline going forward. The end of the Fed hikes should put downward pressure on the dollar going forward as we look for opportunities globally.

 We continue to believe there is medium term value across most fixed-income sectors given this fundamental backdrop, however downside risk remains emanating from the consumer side. Loans and high yield have performed well, with returns being driven by high starting yields (carry) and strong returns boosted by the rally in rates, with only a slight increase in defaults this year. Through the end of 2023, high yield continued to offer value relative to the majority of fixed-income and default risks remained manageable. The rally more than reversed the sell off of the couple months prior. The market is now pricing a macro outcome much closer to a soft landing and more than four interest rate cuts in 2024.

 It’s hard to foresee the extremely strong technical dynamic persisting, but we believe the outlook remains positive as we forecast net negative issuance and rate stability to be a driver of inflows in 2024. Corporate fundamentals have held strong with companies able to maintain margins by passing through inflation to a resilient consumer. We expect broader conditions to soften gradually on consumer cost-cutting as excess savings deplete and the impact of higher rates weighs on spending behavior. We also believe the creeping burden of the higher cost of capital will weigh on coverage ratios while sticky labor costs erode margins. In our view, this current backdrop sets up for defaults to inch higher but remain manageable for the asset class. We expect the “higher for longer” curve to impact long-end yields, while shorter-end yields will be more impacted by eventual cuts.

 We are neutral on risk as we deem the powerful technical backdrop to be equally balanced with the risk of near-term profit taking. The strong sentiment is supported by the view that a soft landing has become increasingly likely while peak rates provide further support for risk assets. The extent of the rally raises the probability that investors reduce exposure across risk assets. We will maintain a slight underweight on duration as yield per unit of duration stands out in the shorter-end of the high yield opportunity set and, with careful selection, we believe the short duration segment of the high yield market is very attractive on a credit risk-adjusted basis as well. We will also continue to be marginally up in quality. Though a soft landing is an ideal backdrop for high yield credit, refinancing maturing bonds raises the cost of debt for all issuers. We view leveraged companies as more vulnerable in a more permanent, higher cost of capital. We plan to avoid lower quality issuers that require cheap financing to survive.

 Against this backdrop, most fixed-income asset classes posted positive returns through the end of the year. The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index provided a 3.63% gain in December and provided a 13.51% gain in 2023, with CCC rated bonds outperforming Single B and BB rated bonds. These were the strongest gains for high-yield bonds since 2019. There were 28 company defaults in the high yield bond market for 2023, totaling $23.8 billion. The 12-month trailing US high-yield default rate ended December at 2.84%. High-yield funds reported an inflow of $2.7 billion in December, totaling a net $7.9 billion of outflows in 2023. High-yield issuance totals $175.9 billion in 2023, as December issuance totaled $13.3 billion.1

 The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, returned 13.44% for the year ended December 31, 2020. Likewise, the Fund generated a positive return for the fiscal year, but underperformed its style-specific index.

 During the year, the Fund benefited from its security selection in the corporate utilities sector, independent energy subsector, and BB rated securities. The Fund had an overweight allocation to the banking and retailers subsector, relative to the style-specific index, which also contributed positively.

Invesco V.I. High Yield Fund

 During the year, the Fund’s security selection in industrial and financial institutions corporates detracted from Fund performance. The fund’s allocation the corporate loans and convertibles also hurt performance. Additionally, an underweight duration position detracted from performance as well.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1	Source: JP Morgan Markets

Portfolio manager(s):

Niklas Nordenfelt

Rahim Shad

Philip Susser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (5/1/98)	3.97%
10 Years	3.22
5 Years	4.05
1 Year	10.18

Series II Shares
Inception (3/26/02)	5.65%
10 Years	2.96
5 Years	3.76
1 Year	9.77

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. High Yield Fund

Supplemental Information

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎	The Lipper VUF High Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Yield Bond Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. High Yield Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB	4.57%

BB	39.72

B	41.80

CCC and below	10.66

Cash	2.11

Not Rated	1.14

Top Five Debt Issuers*

		% of total net assets

1.	CCO Holdings LLC/CCO Holdings Capital Corp.	2.22%

2.	Service Properties Trust	1.96

3.	Diversified Healthcare Trust	1.85

4.	Allison Transmission, Inc.	1.73

5.	TransDigm, Inc.	1.72

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–83.57%
Advertising–0.51%

Clear Channel Outdoor Holdings, Inc., 7.50%, 06/01/2029(b)	$90,000	$ 74,918

Lamar Media Corp., 4.00%, 02/15/2030	13,000	11,928

3.63%, 01/15/2031	719,000	639,528

		726,374

Aerospace & Defense–1.82%

TransDigm, Inc., 6.75%, 08/15/2028(b)	935,000	957,750

7.13%, 12/01/2031(b)	1,415,000	1,484,569

Triumph Group, Inc., 9.00%, 03/15/2028(b)	135,000	143,720

		2,586,039

Aluminum–0.51%

Novelis Corp., 3.25%, 11/15/2026(b)	565,000	532,266

3.88%, 08/15/2031(b)	214,000	188,894

		721,160

Apparel Retail–0.52%

Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	887,000	742,039

Application Software–1.36%

Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	1,051,000	987,282

Cloud Software Group, Inc., 9.00%, 09/30/2029(b)	295,000	280,638

SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	677,000	667,764

		1,935,684

Automobile Manufacturers–1.73%

Allison Transmission, Inc., 4.75%, 10/01/2027(b)	710,000	686,494

3.75%, 01/30/2031(b)	2,010,000	1,778,065

		2,464,559

Automotive Parts & Equipment–1.95%

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	695,000	698,726

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	756,000	699,750

ZF North America Capital, Inc. (Germany), 6.88%, 04/14/2028(b)	1,158,000	1,200,723

7.13%, 04/14/2030(b)	165,000	176,048

		2,775,247

Automotive Retail–3.84%

Carvana Co., 14.00% PIK Rate, 0.00%

Cash Rate, 06/01/2031(b)(c)	240,000	205,236

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	1,882,000	1,746,481

	Principal Amount	Value
Automotive Retail–(continued)

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	$775,000	$ 720,881

8.25%, 08/01/2031(b)	1,317,000	1,375,902

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	771,000	697,130

4.38%, 01/15/2031(b)	785,000	714,389

		5,460,019

Broadline Retail–0.75%

B2W Digital Lux S.a.r.l. (Brazil), 4.38%, 12/20/2030(b)(d)	429,000	86,424

Kohl’s Corp., 4.63%, 05/01/2031	332,000	261,075

Macy’s Retail Holdings LLC, 5.88%, 03/15/2030(b)	753,000	716,431

		1,063,930

Cable & Satellite–4.36%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	128,000	127,228

5.13%, 05/01/2027(b)	1,598,000	1,544,938

5.38%, 06/01/2029(b)	359,000	338,889

4.75%, 03/01/2030(b)	428,000	391,705

4.50%, 08/15/2030(b)	391,000	353,002

7.38%, 03/01/2031(b)	391,000	401,553

CSC Holdings LLC, 5.25%, 06/01/2024	457,000	447,696

5.38%, 02/01/2028(b)	1,160,000	1,025,757

4.50%, 11/15/2031(b)	880,000	666,425

DISH DBS Corp., 7.75%, 07/01/2026	190,000	132,533

DISH Network Corp., Conv., 3.38%, 08/15/2026	749,000	400,715

11.75%, 11/15/2027(b)	345,000	360,412

		6,190,853

Casinos & Gaming–3.22%

Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(b)(c)	51,960	3,637

International Game Technology PLC, 5.25%, 01/15/2029(b)	709,000	694,695

Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	1,222,000	1,081,200

Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	1,657,000	1,394,339

Wynn Macau Ltd. (Macau), 5.63%, 08/26/2028(b)	1,512,000	1,401,737

		4,575,608

Commodity Chemicals–1.33%

Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	1,976,000	1,897,675

Construction & Engineering–0.93%

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	815,000	806,746

8.88%, 07/15/2028(b)	493,000	517,970

		1,324,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Consumer Electronics–0.48%

Sensata Technologies B.V., 4.00%, 04/15/2029(b)	$729,000	$ 678,280

Consumer Finance–1.38%

FirstCash, Inc., 5.63%, 01/01/2030(b)	680,000	652,136

Navient Corp., 5.00%, 03/15/2027	379,000	366,264

9.38%, 07/25/2030	227,000	238,011

OneMain Finance Corp., 3.50%, 01/15/2027	532,000	492,717

5.38%, 11/15/2029	234,000	219,459

		1,968,587

Diversified Banks–1.39%

Citigroup, Inc., 3.88%(e)(f)	612,000	543,349

7.38%(e)(f)	131,000	132,912

JPMorgan Chase & Co., Series FF, 5.00%(e)(f)	1,321,000	1,297,738

		1,973,999

Diversified Chemicals–0.10%

SCIH Salt Holdings, Inc., 6.63%, 05/01/2029(b)	155,000	144,859

Diversified Financial Services–1.46%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 6.15%, 09/30/2030	670,000	706,317

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	640,000	597,528

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	862,000	772,545

		2,076,390

Diversified Metals & Mining–0.47%

Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029(b)	674,000	661,742

Diversified REITs–0.15%

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/2029(b)	290,000	209,568

Diversified Support Services–0.96%

Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	1,320,000	1,360,686

Electric Utilities–2.69%

Electricite de France S.A. (France), 9.13%(b)(e)(f)	661,000	739,601

NRG Energy, Inc., 4.45%, 06/15/2029(b)	736,000	695,400

Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	625,000	664,548

Vistra Operations Co. LLC, 7.75%, 10/15/2031(b)	1,653,000	1,718,028

		3,817,577

Electrical Components & Equipment–0.70%

EnerSys, 4.38%, 12/15/2027(b)	1,054,000	1,001,959

	Principal Amount	Value
Electronic Components–0.07%

Sensata Technologies, Inc., 4.38%, 02/15/2030(b)	$100,000	$ 93,002

Electronic Manufacturing Services–0.95%

Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(b)	1,324,000	1,353,949

Environmental & Facilities Services–0.74%

GFL Environmental, Inc. (Canada), 6.75%, 01/15/2031(b)	1,020,000	1,052,162

Food Retail–0.49%

PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	722,000	702,974

Gold–0.47%

New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	666,000	672,755

Health Care Facilities–1.66%

Encompass Health Corp., 4.50%, 02/01/2028	761,000	728,809

LifePoint Health, Inc., 5.38%, 01/15/2029(b)	390,000	288,818

Tenet Healthcare Corp., 4.88%, 01/01/2026	1,352,000	1,337,719

		2,355,346

Health Care REITs–2.34%

Diversified Healthcare Trust, 4.75%, 05/01/2024	1,167,000	1,163,850

0.00%, 01/15/2026(b)(g)	1,091,000	895,531

4.38%, 03/01/2031	750,000	563,805

MPT Operating Partnership L.P./MPT Finance Corp., 5.25%, 08/01/2026	390,000	349,082

3.50%, 03/15/2031	556,000	348,382

		3,320,650

Health Care Services–1.48%

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	768,000	668,950

Community Health Systems, Inc., 8.00%, 03/15/2026(b)	444,000	442,920

5.25%, 05/15/2030(b)	487,000	407,973

4.75%, 02/15/2031(b)	323,000	254,362

DaVita, Inc., 3.75%, 02/15/2031(b)	392,000	322,569

		2,096,774

Health Care Supplies–0.51%

Medline Borrower L.P., 3.88%, 04/01/2029(b)	491,000	444,529

5.25%, 10/01/2029(b)	291,000	274,680

		719,209

Health Care Technology–0.15%

athenahealth Group, Inc., 6.50%, 02/15/2030(b)	230,000	208,958

Home Improvement Retail–0.05%

SRS Distribution, Inc., 6.00%, 12/01/2029(b)	80,000	74,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Hotel & Resort REITs–2.46%

RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)	$790,000	$ 710,726

Service Properties Trust, 5.50%, 12/15/2027	1,123,000	1,029,383

8.63%, 11/15/2031(b)	1,677,000	1,757,937

		3,498,046

Hotels, Resorts & Cruise Lines–0.74%

Carnival Corp., 5.75%, 03/01/2027(b)	715,000	697,971

6.00%, 05/01/2029(b)	368,000	354,373

		1,052,344

Household Products–0.73%

Prestige Brands, Inc., 3.75%, 04/01/2031(b)	1,191,000	1,042,447

Independent Power Producers & Energy Traders–0.74%

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	624,000	601,651

3.75%, 02/15/2031(b)	512,000	451,571

		1,053,222

Industrial Machinery & Supplies & Components–1.42%

Enpro, Inc., 5.75%, 10/15/2026	969,000	960,087

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	1,146,000	1,061,975

		2,022,062

Insurance Brokers–1.00%

Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 7.00%, 01/15/2031(b)	684,000	721,955

USI, Inc., 7.50%, 01/15/2032(b)	679,000	696,009

		1,417,964

Integrated Oil & Gas–1.57%

Transocean, Inc., 7.25%, 11/01/2025(b)	375,000	369,754

7.50%, 01/15/2026(b)	981,000	964,785

8.75%, 02/15/2030(b)	855,000	893,950

		2,228,489

Integrated Telecommunication Services–2.34%

Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	345,000	223,781

Altice France S.A. (France), 8.13%, 02/01/2027(b)	722,000	666,150

Frontier Communications Holdings LLC, 6.75%, 05/01/2029(b)	315,000	282,003

Iliad Holding S.A.S.U. (France), 6.50%, 10/15/2026(b)	675,000	674,162

Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	1,825,000	777,322

Telecom Italia Capital S.A. (Italy), 7.72%, 06/04/2038	686,000	699,422

		3,322,840

Investment Banking & Brokerage–0.45%

Charles Schwab Corp. (The), Series G, 5.38%(e)(f)	641,000	633,705

	Principal Amount	Value
IT Consulting & Other Services–0.07%

Gartner, Inc., 3.75%, 10/01/2030(b)	$106,000	$ 93,817

Leisure Facilities–3.45%

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	1,563,000	1,702,410

NCL Corp. Ltd., 3.63%, 12/15/2024(b)	677,000	658,133

5.88%, 03/15/2026(b)	1,111,000	1,086,394

5.88%, 02/15/2027(b)	328,000	325,374

8.13%, 01/15/2029(b)	332,000	347,050

Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	768,000	749,461

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	36,000	34,504

		4,903,326

Marine Transportation–0.43%

Viking Cruises Ltd., 7.00%, 02/15/2029(b)	620,000	615,288

Metal, Glass & Plastic Containers–0.70%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(b)	200,000	155,608

Mauser Packaging Solutions Holding Co., 9.25%, 04/15/2027(b)	215,000	211,267

OI European Group B.V., 4.75%, 02/15/2030(b)	675,000	631,972

		998,847

Movies & Entertainment–0.05%

AMC Entertainment Holdings, Inc., 6.00% PIK Rate, 5.00% Cash Rate, 06/15/2026(b)(c)	85,000	73,832

Multi-line Insurance–0.15%

Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/2029(b)	233,000	211,968

Office REITs–0.51%

Office Properties Income Trust, 4.25%, 05/15/2024	764,000	724,604

Oil & Gas Drilling–1.23%

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	1,101,000	1,041,129

Valaris Ltd., 8.38%, 04/30/2030(b)	692,000	709,573

		1,750,702

Oil & Gas Equipment & Services–0.48%

Oceaneering International, Inc., 6.00%, 02/01/2028(b)	696,000	675,405

Oil & Gas Exploration & Production–6.15%

Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	2,001,000	2,013,046

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	550,000	554,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 04/15/2030(b)	$203,000	$ 197,145

6.00%, 02/01/2031(b)	249,000	240,943

6.25%, 04/15/2032(b)	189,000	182,082

8.38%, 11/01/2033(b)	419,000	444,553

Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(b)	673,000	692,695

Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/2028(b)	1,012,000	1,049,505

SM Energy Co., 6.75%, 09/15/2026	475,000	474,183

6.63%, 01/15/2027	184,000	183,147

Southwestern Energy Co., 4.75%, 02/01/2032	736,000	681,872

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	701,000	669,966

Venture Global LNG, Inc., 8.13%, 06/01/2028(b)	627,000	633,776

9.50%, 02/01/2029(b)	681,000	721,037

		8,738,264

Oil & Gas Refining & Marketing–0.95%

CVR Energy, Inc., 8.50%, 01/15/2029(b)	685,000	682,168

PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(b)	650,000	662,730

		1,344,898

Oil & Gas Storage & Transportation–2.46%

Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 02/01/2028	703,000	706,176

8.88%, 04/15/2030	308,000	318,812

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/15/2028(b)	619,000	636,423

New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	497,000	477,770

Rockies Express Pipeline LLC, 4.95%, 07/15/2029(b)	720,000	689,293

Summit Midstream Holdings LLC/ Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(h)	680,000	675,297

		3,503,771

Other Specialty Retail–0.05%

Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)	90,000	71,220

Paper & Plastic Packaging Products & Materials–1.44%

Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029(b)	708,000	696,874

8.75%, 04/15/2030(b)	155,000	144,704

LABL, Inc., 10.50%, 07/15/2027(b)	145,000	139,225

Sealed Air Corp., 7.25%, 02/15/2031(b)	670,000	711,239

6.88%, 07/15/2033(b)	332,000	352,520

		2,044,562

Passenger Airlines–0.98%

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	1,429,000	1,394,572

	Principal Amount	Value
Pharmaceuticals–0.70%

Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	$355,000	$ 325,072

4.88%, 06/01/2028(b)	472,000	284,834

5.25%, 01/30/2030(b)	344,000	158,940

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	346,000	221,791

		990,637

Real Estate Services–0.05%

Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/2029(b)	90,000	70,045

Restaurants–1.64%

1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	1,176,000	1,056,200

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/2030(b)	235,000	206,599

Yum! Brands, Inc., 5.38%, 04/01/2032	1,079,000	1,061,286

		2,324,085

Retail REITs–0.73%

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	1,077,000	1,035,807

Security & Alarm Services–0.30%

Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 06/01/2029(b)	355,000	289,786

Garda World Security Corp. (Canada), 9.50%, 11/01/2027(b)	140,000	141,300

		431,086

Specialized Consumer Services–2.00%

Allwyn Entertainment Financing (UK) PLC (Czech Republic), 7.88%, 04/30/2029(b)	664,000	678,940

Carriage Services, Inc., 4.25%, 05/15/2029(b)	2,431,000	2,161,852

		2,840,792

Specialty Chemicals–0.12%

Olympus Water US Holding Corp., 6.25%, 10/01/2029(b)	200,000	177,858

Steel–0.76%

Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(b)	694,000	704,639

6.25%, 10/01/2040	417,000	374,587

		1,079,226

Systems Software–2.23%

Black Knight InfoServ LLC, 3.63%, 09/01/2028(b)	727,000	689,741

Camelot Finance S.A., 4.50%, 11/01/2026(b)	1,689,000	1,650,229

CrowdStrike Holdings, Inc., 3.00%, 02/15/2029	686,000	620,715

McAfee Corp., 7.38%, 02/15/2030(b)	230,000	210,355

		3,171,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Telecom Tower REITs–0.49%

SBA Communications Corp., 3.13%, 02/01/2029	$778,000	$ 699,875

Trading Companies & Distributors–1.47%

Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	1,082,000	1,041,385

7.88%, 12/01/2030(b)	1,009,000	1,052,115

		2,093,500

Wireless Telecommunication Services–1.01%

Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(e)	1,670,000	1,439,967

Total U.S. Dollar Denominated Bonds & Notes (Cost $117,128,328)		118,778,127

Variable Rate Senior Loan Interests–7.74%(i)(j)
Advertising–0.49%

Clear Channel Worldwide Holdings, Inc., Term Loan B, 9.14% (3 mo. Term SOFR + 3.76%), 08/21/2026	695,514	689,571

Commodity Chemicals–0.19%

Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 9.22% (1 mo. Term SOFR + 3.86%), 04/20/2028	271,888	270,869

Environmental & Facilities Services–0.14%

GFL Environmental, Inc. (Canada), Term Loan A, -%, 05/31/2027(k)	204,595	205,593

Health Care Supplies–0.95%

Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan, 8.47% (1 mo. SOFR + 3.11%), 10/23/2028	667,603	671,722

Select Medical Corp., Term Loan, 8.36% (1 mo. Term SOFR + 3.00%), 03/06/2027	676,600	677,868

		1,349,590

Hotels, Resorts & Cruise Lines–2.30%

Carnival Corp., Incremental Term Loan, 8.72% (1 mo. Term SOFR + 3.36%), 10/18/2028	695,777	697,809

IRB Holding Corp., Term Loan B, 8.46% (1 mo. SOFR + 3.10%), 12/15/2027	1,355,633	1,359,503

Scientific Games Lottery, First Lien Term Loan, -%, 04/04/2029(k)	1,211,146	1,213,114

		3,270,426

Industrial REITs–0.33%

Greystar Real Estate Partners LLC, Term Loan, 9.12% (1 mo. Term SOFR + 3.75%), 08/07/2030(l)	470,820	471,997

Life Sciences Tools & Services–0.48%

Syneos Health, Inc., Term Loan, -% (1 mo. SOFR + 4.00%), 09/27/2030(k)	689,000	682,589

Oil & Gas Storage & Transportation–0.63%

NFE Atlantic Holdings LLC, Term Loan B, 10.39%, 10/30/2028	904,000	892,700

	Principal Amount		Value
Pharmaceuticals–0.34%

Endo LLC, Term Loan, 14.50% (1 mo. PRIME + 6.00%), 03/27/2028		$720,875	$ 476,978

Real Estate Services–0.48%

DTZ U.S. Borrower LLC, Term loan B, 9.36% (1 mo. Term SOFR + 4.00%), 01/31/2030(l)		688,000	688,860

Research & Consulting Services–0.92%

Dun & Bradstreet Corp. (The), Term loan B, 8.21% (1 mo. SOFR + 2.85%), 02/06/2026		1,306,504	1,310,795

Restaurants–0.49%

New Red Finance, Inc., Term Loan B-5, -% (1 mo. SOFR + 2.25%), 09/23/2030(k)		691,000	692,109

Total Variable Rate Senior Loan Interests (Cost $11,104,389)			11,002,077

Non-U.S. Dollar Denominated Bonds & Notes–4.39%(m)
Application Software–0.49%

Boxer Parent Co., Inc., 6.50%, 10/02/2025(b)	EUR	629,000	695,233

Casinos & Gaming–0.12%

Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(b)(c)	EUR	259,599	169,085

Diversified Banks–1.47%

Banco Bilbao Vizcaya Argentaria S.A. (Spain), 6.00%(b)(e)(f)	EUR	400,000	439,898

BNP Paribas S.A. (France), 6.88%(b)(e)(f)	EUR	400,000	458,826

Cooperatieve Rabobank U.A. (Netherlands), 4.38%(b)(e)(f)	EUR	400,000	414,587

Credit Agricole S.A. (France), 7.25%(b)(e)(f)	EUR	300,000	351,571

Lloyds Banking Group PLC (United Kingdom), 4.95%(b)(e)(f)	EUR	400,000	431,806

			2,096,688

Diversified Capital Markets–0.34%

Deutsche Bank AG (Germany), 10.00%(b)(e)(f)	EUR	400,000	482,970

Food Retail–0.01%

Casino Guichard Perrachon S.A. (France), 6.63%, 01/15/2026 (Acquired 11/10/2022-04/05/2023; Cost $269,604)(b)(d)(n)	EUR	556,000	5,709

3.99% (Acquired 11/10/2022-11/11/2022; Cost $272,556)(b)(e)(f)(n)	EUR	1,400,000	9,175

			14,884

Metal, Glass & Plastic Containers–0.53%

OI European Group B.V., 6.25%, 05/15/2028(b)	EUR	650,000	753,227

Pharmaceuticals–0.62%

Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR	779,000	887,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value
Wireless Telecommunication Services–0.81%

VMED O2 UK Financing I PLC (United Kingdom), 3.25%, 01/31/2031(b)	EUR	1,125,000	$ 1,145,681

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,265,827)			6,245,682

	Shares

Exchange-Traded Funds–0.50%

Invesco AT1 Capital Bond UCITS ETF (Cost $644,524)(o)(p)		29,000	704,529

Preferred Stocks–0.44%
Diversified Banks–0.44%

Bank of America Corp., 6.50%, Series Z, Pfd.(e)		629,000	627,524

Regional Banks–0.00%

First Republic Bank, 0.00% Series N, Pfd.		3,000	270

Total Preferred Stocks (Cost $654,298)			627,794

	Principal Amount	Value
U.S. Treasury Securities–0.04%
U.S. Treasury Bills–0.04%

5.46%, 04/18/2024 (Cost $53,156)(q)	$54,000	$ 53,168

	Shares

Money Market Funds–0.24%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(o)(r)	112,903	112,903

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(o)(r)	100,460	100,530

Invesco Treasury Portfolio, Institutional Class, 5.26%(o)(r)	129,032	129,032

Total Money Market Funds (Cost $342,441)		342,465

TOTAL INVESTMENTS IN SECURITIES–96.92% (Cost $136,192,963)		137,753,842

OTHER ASSETS LESS LIABILITIES–3.08%		4,378,544

NET ASSETS–100.00%		$142,132,386

Investment Abbreviations:

Conv.	– Convertible
ETF	– Exchange-Traded Fund
EUR	– Euro
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2023 was $104,034,099, which represented 73.20% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at December 31, 2023 was $92,133, which represented less than 1% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	Zero coupon bond issued at a discount.
(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	This variable rate interest will settle after December 31, 2023, at which time the interest rate will be determined.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	Restricted security. The aggregate value of these securities at December 31, 2023 was $14,884, which represented less than 1% of the Fund’s Net Assets.
(o)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Invesco AT1 Capital Bond UCITS ETF	$-	$644,524	$-	$60,005	$-	$704,529	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$574,301	$26,322,688	$(26,784,086)	$-	$-	$112,903	$61,940
Invesco Liquid Assets Portfolio, Institutional Class	445,083	18,801,920	(19,146,815)	(39)	381	100,530	42,846
Invesco Treasury Portfolio, Institutional Class	656,345	30,083,071	(30,610,384)	-	-	129,032	64,189
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,154,920	9,174,392	(11,329,312)	-	-	-	12,488*
Invesco Private Prime Fund	5,541,224	21,993,000	(27,535,133)	(182)	1,091	-	33,864*
Total	$9,371,873	$107,019,595	$(115,405,730)	$59,784	$1,472	$1,046,994	$215,327

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	Non-income producing security.
(q)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(r)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.

Open Forward Foreign Currency Contracts
				Unrealized
Settlement		Contract to		Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk

02/15/2024	Canadian Imperial Bank of Commerce	EUR 6,966,000	USD 7,473,517	$(229,598)

02/15/2024	Canadian Imperial Bank of Commerce	USD 850,000	EUR 763,339	(5,888)

02/15/2024	State Street Bank & Trust Co.	GBP 394,000	USD 483,998	(18,329)

Total Forward Foreign Currency Contracts				$(253,815)

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Credit Risk

Markit CDX North America High Yield Index, Series 41, Version 1	Sell	5.00%	Quarterly	12/20/2028	3.562%	USD 6,435,000	$219,715	$375,372	$155,657

(a)	Centrally cleared swap agreements collateralized by $536,898 cash held with Bank of America.

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $135,205,998)	$136,706,848

Investments in affiliates, at value (Cost $986,965)	1,046,994

Other investments:
Variation margin receivable–centrally cleared swap agreements	69,962

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	536,898

Cash	615,480

Foreign currencies, at value (Cost $1,567,965)	1,596,220

Receivable for:
Investments sold	11,266

Fund shares sold	54,075

Dividends	8,465

Interest	2,205,327

Investment for trustee deferred compensation and retirement plans	35,387

Other assets	238

Total assets	142,887,160

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	253,815

Payable for:
Investments purchased	310,226

Fund shares reacquired	10,965

Accrued fees to affiliates	90,737

Accrued other operating expenses	48,833

Trustee deferred compensation and retirement plans	40,198

Total liabilities	754,774

Net assets applicable to shares outstanding	$142,132,386

Net assets consist of:
Shares of beneficial interest	$172,643,179

Distributable earnings (loss)	(30,510,793)

$142,132,386

Net Assets:
Series I	$34,106,368

Series II	$108,026,018

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,275,216

Series II	23,340,136

Series I:
Net asset value per share	$4.69

Series II:
Net asset value per share	$4.63

Statement of Operations

For the year ended December 31, 2023

Investment income:
Interest	$9,787,016

Dividends	129,318

Dividends from affiliated money market funds (includes net securities lending income of $5,339)	174,314

Total investment income	10,090,648

Expenses:
Advisory fees	845,745

Administrative services fees	221,835

Custodian fees	12,434

Distribution fees - Series II	256,029

Transfer agent fees	6,886

Trustees’ and officers’ fees and benefits	17,351

Reports to shareholders	8,232

Professional services fees	73,203

Other	(42)

Total expenses	1,441,673

Less: Fees waived	(3,873)

Net expenses	1,437,800

Net investment income	8,652,848

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(10,724,709)

Affiliated investment securities	1,472

Foreign currencies	57,411

Forward foreign currency contracts	110,176

Futures contracts	(20,838)

Swap agreements	(90,536)

(10,667,024)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	14,719,729

Affiliated investment securities	59,784

Foreign currencies	25,251

Forward foreign currency contracts	(183,267)

Swap agreements	77,965

14,699,462

Net realized and unrealized gain	4,032,438

Net increase in net assets resulting from operations	$12,685,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$8,652,848	$6,525,356

Net realized gain (loss)	(10,667,024)	(5,650,517)

Change in net unrealized appreciation (depreciation)	14,699,462	(15,492,544)

Net increase (decrease) in net assets resulting from operations	12,685,286	(14,617,705)

Distributions to shareholders from distributable earnings:
Series I	(1,376,801)	(1,444,687)

Series II	(5,260,625)	(4,579,519)

Total distributions from distributable earnings	(6,637,426)	(6,024,206)

Share transactions–net:
Series I	(14,058,055)	10,604,240

Series II	4,040,548	1,281,907

Net increase (decrease) in net assets resulting from share transactions	(10,017,507)	11,886,147

Net increase (decrease) in net assets	(3,969,647)	(8,755,764)

Net assets:
Beginning of year	146,102,033	154,857,797

End of year	$142,132,386	$146,102,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$4.50	$0.31	$ 0.13	$ 0.44	$(0.25)	$4.69	10.18%	$ 34,106	0.88%	0.88%	6.58%	151%
Year ended 12/31/22	5.23	0.23	(0.73)	(0.50)	(0.23)	4.50	(9.55)	46,466	0.86	0.86	4.92	89
Year ended 12/31/21	5.26	0.20	0.03	0.23	(0.26)	5.23	4.38	40,989	0.94	0.94	3.83	103
Year ended 12/31/20	5.41	0.28	(0.12)	0.16	(0.31)	5.26	3.32	44,543	0.93	0.94	5.39	89
Year ended 12/31/19	5.06	0.29	0.39	0.68	(0.33)	5.41	13.51	50,190	0.88	0.89	5.45	54
Series II
Year ended 12/31/23	4.45	0.29	0.13	0.42	(0.24)	4.63	9.77	108,026	1.13	1.13	6.33	151
Year ended 12/31/22	5.16	0.22	(0.72)	(0.50)	(0.21)	4.45	(9.55)	99,637	1.11	1.11	4.67	89
Year ended 12/31/21	5.20	0.19	0.02	0.21	(0.25)	5.16	4.00	113,869	1.19	1.19	3.58	103
Year ended 12/31/20	5.36	0.26	(0.12)	0.14	(0.30)	5.20	2.90	103,568	1.18	1.19	5.14	89
Year ended 12/31/19	5.02	0.28	0.37	0.65	(0.31)	5.36	13.16	104,929	1.13	1.14	5.20	54

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

Invesco V.I. High Yield Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Lower-Rated Securities – The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Invesco V.I. High Yield Fund

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $966 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or

Invesco V.I. High Yield Fund

bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.

Other Risks – The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Invesco V.I. High Yield Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.550%
Next $500 million	0.500%
Over $1 billion	0.450%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $3,873.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $18,869 for accounting and fund administrative services and was reimbursed $202,966 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. High Yield Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$118,778,127	$–	$118,778,127

Variable Rate Senior Loan Interests	–	9,841,220	1,160,857	11,002,077

Non-U.S. Dollar Denominated Bonds & Notes	–	6,245,682	–	6,245,682

Exchange-Traded Funds	–	704,529	–	704,529

Preferred Stocks	270	627,524	–	627,794

U.S. Treasury Securities	–	53,168	–	53,168

Money Market Funds	342,465	–	–	342,465

Total Investments in Securities	342,735	136,250,250	1,160,857	137,753,842

Other Investments - Assets*

Swap Agreements	–	155,657	–	155,657

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(253,815)	–	(253,815)

Total Other Investments	–	(98,158)	–	(98,158)

Total Investments	$342,735	$136,152,092	$1,160,857	$137,655,684

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Credit
Derivative Assets	Risk

Unrealized appreciation on swap agreements – Centrally Cleared(a)	$155,657

Derivatives not subject to master netting agreements	(155,657)

Total Derivative Assets subject to master netting agreements	$–

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(253,815)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(253,815)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2023.

	Financial Derivative Liabilities		Collateral (Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Canadian Imperial Bank of Commerce	$(235,486)	$(235,486)	$–	$–	$(235,486)

State Street Bank & Trust Co.	(18,329)	(18,329)	–	–	(18,329)

Total	$(253,815)	$(253,815)	$–	$–	$(253,815)

Invesco V.I. High Yield Fund

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Equity
	Risk	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$110,176	$-	$110,176

Futures contracts	-	-	(20,838)	(20,838)

Swap agreements	(90,536)	-	-	(90,536)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(183,267)	-	(183,267)

Swap agreements	77,965	-	-	77,965

Total	$(12,571)	$(73,091)	$(20,838)	$(106,500)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swap
	Contracts	Contracts	Agreements

Average notional value	$7,116,436	$3,220,684	$5,296,250

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$6,637,426	$6,024,206

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$8,619,289

Net unrealized appreciation – investments	1,309,114

Net unrealized appreciation – foreign currencies	32,323

Temporary book/tax differences	(29,641)

Capital loss carryforward	(40,441,878)

Shares of beneficial interest	172,643,179

Total net assets	$142,132,386

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, passive foreign investment companies and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. High Yield Fund

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$10,173,849	$30,268,029	$40,441,878

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $196,106,580 and $207,481,320, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,317,152

Aggregate unrealized (depreciation) of investments	(3,008,038)

Net unrealized appreciation of investments	$1,309,114

Cost of investments for tax purposes is $136,346,570.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, foreign currency transactions, amortization and accretion on debt securities and derivative instruments, on December 31, 2023, undistributed net investment income was increased by $150,342 and undistributed net realized gain (loss) was decreased by $150,342. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	5,318,573	$24,320,625	11,040,834	$51,972,034

Series II	1,954,684	8,927,865	1,527,673	7,263,410

Issued as reinvestment of dividends:
Series I	315,058	1,376,801	326,114	1,444,687

Series II	1,217,737	5,260,625	1,045,552	4,579,519

Reacquired:
Series I	(8,673,899)	(39,755,481)	(8,895,958)	(42,812,481)

Series II	(2,228,220)	(10,147,942)	(2,226,426)	(10,561,022)

Net increase (decrease) in share activity	(2,096,067)	$(10,017,507)	2,817,789	$11,886,147

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,063.90	$4.58	$1,020.77	$4.48	0.88%
Series II	1,000.00	1,062.00	5.87	1,019.51	5.75	1.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.01%
Qualified Business Income*	0.00%
Business Interest Income*	92.91%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Main Street Fund®

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIMST-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Main Street Fund® (the Fund) underperformed the S&P 500 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	23.22%
Series II Shares	22.83
S&P 500 Index▼	26.29

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed Chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 During the fiscal year, stock selection in the health care, communication services, and materials sectors were the largest contributors to the Fund’s relative performance versus the S&P 500 Index. This was offset by weaker stock selection in the information technology, consumer discretionary, and industrials sectors.

 The largest individual contributors to the Fund’s performance relative to the benchmark during the fiscal year included Meta Platforms, ServiceNow, and Netflix. Meta Platforms outperformed as the company returned to revenue growth and continued to benefit from the meaningful steps taken to optimize its cost structure and improve execution. We believe the company is well positioned to grow in-line or above the digital marketing peer group given its large audience and high levels of engagement. ServiceNow, an enterprise productivity software provider, reported strong results and provided guidance that was better than expectations. Implemented price increases across its product portfolio associated with generative artificial intelligence capabilities provide an additional tailwind to growth on a go forward basis. Netflix has seen improved investor sentiment about its revenue and subscriber growth prospects, supported by measures to reduce account sharing and the introduction of advertising.

 The largest individual detractors from the Fund’s performance relative to the benchmark during the fiscal year included Exxon Mobil, United Parcel Service (UPS), and Dominion Energy. Exxon Mobil and the energy sector in general underperformed as oil prices declined and market leadership rotated into areas that had previously underperformed. UPS disappointed investors with earnings and a weak outlook as uncertainty around its labor force contract negotiations came with elevated cost pressures. Dominion Energy was challenged along with the broader utilities sector, adding to investor pessimism around Dominion’s strategy and asset sales.

 We continue to maintain our discipline around valuation and focus on companies which we believe have competitive advantages and skilled management teams that are outexecuting peers. We believe this disciplined approach is essential to generating attractive long-term performance.

 We thank you for your continued investment in Invesco V.I. Main Street Fund®.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Portfolio manager(s):

Manind Govil - Lead

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Main Street Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (7/5/95)	9.14%
10 Years	10.02
5 Years	13.57
1 Year	23.22

Series II Shares
Inception (7/13/00)	6.02%
10 Years	9.74
5 Years	13.28
1 Year	22.83

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Main Street Fund®/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Main Street Fund® (renamed Invesco V.I. Main Street Fund® on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Main Street Fund®, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Main Street Fund®

Supplemental Information

Invesco V.I. Main Street Fund’s® investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Main Street Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	24.97%

Financials	14.28

Health Care	13.33

Industrials	10.49

Communication Services	10.15

Consumer Discretionary	8.26

Consumer Staples	7.63

Energy	3.73

Real Estate	2.24

Other Sectors, Each Less than 2% of Net Assets	3.16

Money Market Funds Plus Other Assets Less Liabilities	1.76

Top 10 Equity Holdings*

	% of total net assets

1.	Microsoft Corp.	8.11%

2.		Apple, Inc.	5.75

3.		Alphabet, Inc., Class A	3.96

4.		Amazon.com, Inc.	3.78

5.		NVIDIA Corp.	3.55

6.		Meta Platforms, Inc., Class A	2.81

7.		Exxon Mobil Corp.	2.68

8.		JPMorgan Chase & Co.	2.41

9.		Constellation Brands, Inc., Class A	2.38

10.		Boeing Co. (The)	2.29

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Main Street Fund®

Schedule of Investments(a)

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–98.24%
Aerospace & Defense–2.29%

Boeing Co. (The)(b)	58,649	$ 15,287,448

Air Freight & Logistics–2.02%

United Parcel Service, Inc., Class B	85,916	13,508,573

Application Software–1.47%

Autodesk, Inc.(b)	16,760	4,080,725

Tyler Technologies, Inc.(b)	13,774	5,759,185

		9,839,910

Automobile Manufacturers–0.56%

Tesla, Inc.(b)	14,925	3,708,564

Automotive Parts & Equipment–1.03%

Aptiv PLC(b)	19,211	1,723,611

Mobileye Global, Inc., Class A (Israel)(b)	118,304	5,124,929

		6,848,540

Automotive Retail–1.00%

Valvoline, Inc.(c)	177,216	6,659,777

Biotechnology–1.94%

Biogen, Inc.(b)	13,051	3,377,207

Gilead Sciences, Inc.	118,274	9,581,377

		12,958,584

Broadline Retail–3.78%

Amazon.com, Inc.(b)	166,075	25,233,435

Construction Materials–0.50%

CRH PLC	48,584	3,360,069

Consumer Finance–2.11%

American Express Co.	75,078	14,065,113

Consumer Staples Merchandise Retail–1.35%

Walmart, Inc.	57,135	9,007,333

Distillers & Vintners–2.38%

Constellation Brands, Inc., Class A	65,742	15,893,129

Diversified Banks–2.92%

JPMorgan Chase & Co.	94,564	16,085,336

Wells Fargo & Co.	68,923	3,392,390

		19,477,726

Diversified Financial Services–1.59%

Equitable Holdings, Inc.	319,691	10,645,710

Electric Utilities–0.61%

FirstEnergy Corp.(c)	111,742	4,096,462

Electrical Components & Equipment–2.46%

Emerson Electric Co.	90,847	8,842,139

Hubbell, Inc.	23,000	7,565,390

		16,407,529

Health Care Equipment–3.73%

Becton, Dickinson and Co.	22,763	5,550,303

Boston Scientific Corp.(b)	108,346	6,263,482

	Shares	Value
Health Care Equipment–(continued)

Zimmer Biomet Holdings, Inc.(c)	107,803	$ 13,119,625

		24,933,410

Health Care Facilities–2.01%

HCA Healthcare, Inc.	28,520	7,719,793

Tenet Healthcare Corp.(b)	75,833	5,730,700

		13,450,493

Home Improvement Retail–0.53%

Lowe’s Cos., Inc.	16,006	3,562,135

Human Resource & Employment Services–0.53%

Paylocity Holding Corp.(b)	21,296	3,510,646

Industrial Machinery & Supplies & Components–0.66%

Otis Worldwide Corp.	48,948	4,379,378

Industrial REITs–2.24%

Prologis, Inc.(c)	112,008	14,930,666

Insurance Brokers–0.79%

Arthur J. Gallagher & Co.(c)	23,514	5,287,828

Integrated Oil & Gas–3.17%

Chevron Corp.	22,034	3,286,591

Exxon Mobil Corp.(c)	179,172	17,913,617

		21,200,208

Integrated Telecommunication Services–1.56%

Verizon Communications, Inc.	276,027	10,406,218

Interactive Media & Services–6.77%

Alphabet, Inc., Class A(b)	189,171	26,425,297

Meta Platforms, Inc., Class A(b)	53,022	18,767,667

		45,192,964

Investment Banking & Brokerage–1.97%

Charles Schwab Corp. (The)	191,085	13,146,648

IT Consulting & Other Services–0.98%

Amdocs Ltd.	74,353	6,534,885

Life Sciences Tools & Services–0.52%

Lonza Group AG (Switzerland)	8,165	3,442,251

Managed Health Care–2.02%

UnitedHealth Group, Inc.	25,616	13,486,056

Movies & Entertainment–1.05%

Netflix, Inc.(b)	14,454	7,037,364

Multi-line Insurance–1.66%

American International Group, Inc.	163,998	11,110,865

Multi-Utilities–1.21%

Ameren Corp.	40,185	2,906,983

Dominion Energy, Inc.(c)	109,453	5,144,291

		8,051,274

Oil & Gas Exploration & Production–0.56%

Marathon Oil Corp.	154,609	3,735,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

	Shares	Value
Passenger Ground Transportation–0.87%

Uber Technologies, Inc.(b)	94,377	$ 5,810,792

Personal Care Products–0.69%

Coty, Inc., Class A(b)(c)	370,863	4,606,118

Pharmaceuticals–3.11%

Eli Lilly and Co.	16,761	9,770,322

Merck & Co., Inc.	100,913	11,001,535

		20,771,857

Regional Banks–0.25%

M&T Bank Corp.	12,220	1,675,118

Research & Consulting Services–1.66%

Equifax, Inc.(c)	44,836	11,087,494

Restaurants–1.36%

Starbucks Corp.	94,615	9,083,986

Semiconductor Materials & Equipment–1.74%

Applied Materials, Inc.	71,679	11,617,016

Semiconductors–5.13%

ARM Holdings PLC, ADR(b)(c)	49,708	3,735,308

NVIDIA Corp.	47,844	23,693,306

Texas Instruments, Inc.	39,947	6,809,365

		34,237,979

Soft Drinks & Non-alcoholic Beverages–1.31%

PepsiCo, Inc.	51,651	8,772,406

Specialty Chemicals–0.84%

DuPont de Nemours, Inc.	72,666	5,590,195

Systems Software–9.91%

Microsoft Corp.	143,898	54,111,404

ServiceNow, Inc.(b)	17,047	12,043,535

		66,154,939

	Shares	Value
Technology Hardware, Storage & Peripherals–5.74%

Apple, Inc.	199,199	$ 38,351,783

Tobacco–1.90%

Philip Morris International, Inc.	134,672	12,669,942

Transaction & Payment Processing Services–2.99%

Fiserv, Inc.(b)	73,794	9,802,795

Mastercard, Inc., Class A	23,801	10,151,364

		19,954,159

Wireless Telecommunication Services–0.77%

T-Mobile US, Inc.	32,202	5,162,947

Total Common Stocks & Other Equity Interests (Cost $478,756,244)		655,943,275

Money Market Funds–1.42%

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e) (Cost $9,453,697)	9,447,428	9,454,041

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.66% (Cost $488,209,941)		665,397,316

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.43%

Invesco Private Government Fund, 5.32%(d)(e)(f)	12,022,501	12,022,501

Invesco Private Prime Fund, 5.55%(d)(e)(f)	30,893,376	30,915,002
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,934,946)		42,937,503

TOTAL INVESTMENTS IN SECURITIES–106.09% (Cost $531,144,887)		708,334,819

OTHER ASSETS LESS LIABILITIES–(6.09)%		(40,675,174)

NET ASSETS–100.00%		$667,659,645

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	December 31, 2022	at Cost	from Sales	Appreciation	(Loss)	December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio	$ 2,088,349	$ 25,949,189	$ (28,037,538)	$ -	$ -	$ -	$ 88,229
Invesco Liquid Assets Portfolio, Institutional Class	1,471,625	109,201,963	(101,221,420)	139	1,734	9,454,041	198,145
Invesco Treasury Portfolio	2,386,684	29,656,216	(32,042,900)	-	-	-	89,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	December 31, 2022	at Cost	from Sales	Appreciation	(Loss)	December 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$ 7,864,950	$ 391,289,156	$ (387,131,605)	$ -	$ -	$ 12,022,501	$ 557,941*
Invesco Private Prime Fund	20,224,158	724,756,478	(714,063,778)	1,106	(2,962)	30,915,002	1,464,582*
Total	$34,035,766	$1,280,853,002	$(1,262,497,241)	$1,245	$(1,228)	$52,391,544	$2,398,422

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $478,756,244)*	$655,943,275
Investments in affiliated money market funds, at value (Cost $52,388,643)	52,391,544
Cash	776,699
Foreign currencies, at value (Cost $266)	258
Receivable for:

Investments sold	1,928,720

Fund shares sold	61,121

Dividends	549,647

Investment for trustee deferred compensation and retirement plans	128,590

Other assets	2,301

Total assets	711,782,155

Liabilities:
Payable for:

Investments purchased	492,393

Fund shares reacquired	205,826

Collateral upon return of securities loaned	42,934,946

Accrued fees to affiliates	327,616

Accrued other operating expenses	33,139

Trustee deferred compensation and retirement plans	128,590

Total liabilities	44,122,510
Net assets applicable to shares outstanding	$667,659,645

Net assets consist of:

Shares of beneficial interest	$420,240,065

Distributable earnings	247,419,580
$667,659,645

Net Assets:
Series I	$344,991,670
Series II	$322,667,975

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	18,935,605
Series II	18,153,030
Series I:
Net asset value per share	$ 18.22
Series II:
Net asset value per share	$ 17.77

*	At December 31, 2023, securities with an aggregate value of $28,617,599 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $24,465)	$9,396,345

Dividends from affiliated money market funds (includes net securities lending income of $385,691)	761,590

Total investment income	10,157,935

Expenses:
Advisory fees	4,858,182

Administrative services fees	1,049,476

Custodian fees	7,226

Distribution fees - Series II	915,807

Transfer agent fees	36,111

Trustees’ and officers’ fees and benefits	22,295

Reports to shareholders	8,987

Professional services fees	54,065

Other	9,686

Total expenses	6,961,835

Less: Fees waived	(478,300)

Net expenses	6,483,535

Net investment income	3,674,400

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	86,765,806

Affiliated investment securities	(1,228)

Foreign currencies	2,543

86,767,121

Change in net unrealized appreciation of:
Unaffiliated investment securities	57,567,406

Affiliated investment securities	1,245

Foreign currencies	1,218

57,569,869

Net realized and unrealized gain	144,336,990

Net increase in net assets resulting from operations	$148,011,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$3,674,400	$4,846,602

Net realized gain	86,767,121	36,276,904

Change in net unrealized appreciation (depreciation)	57,569,869	(240,429,813)

Net increase (decrease) in net assets resulting from operations	148,011,390	(199,306,307)

Distributions to shareholders from distributable earnings:
Series I	(25,219,796)	(135,811,682)

Series II	(23,237,211)	(173,529,085)

Total distributions from distributable earnings	(48,457,007)	(309,340,767)

Share transactions–net:
Series I	(10,832,367)	104,097,255

Series II	(118,163,961)	80,847,496

Net increase (decrease) in net assets resulting from share transactions	(128,996,328)	184,944,751

Net increase (decrease) in net assets	(29,441,945)	(323,702,323)

Net assets:
Beginning of year	697,101,590	1,020,803,913

End of year	$667,659,645	$697,101,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income to average net assets	Portfolio turnover (d)
Series I
Year ended 12/31/23	$16.12	$0.12	$ 3.40	$ 3.52	$(0.16)	$ (1.26)	$ (1.42)	$18.22	23.22%	$344,992	0.80%	0.87%	0.66%	63%
Year ended 12/31/22	35.83	0.20	(7.70)	(7.50)	(0.46)	(11.75)	(12.21)	16.12	(20.13)	312,361	0.80	0.86	0.74	58
Year ended 12/31/21	29.91	0.25	7.93	8.18	(0.25)	(2.01)	(2.26)	35.83	27.57	428,274	0.79	0.79	0.73	55
Year ended 12/31/20	29.44	0.22	3.63	3.85	(0.45)	(2.93)	(3.38)	29.91	13.94	505,877	0.80	0.84	0.78	46
Year ended 12/31/19	26.82	0.32	7.73	8.05	(0.34)	(5.09)	(5.43)	29.44	32.03	570,821	0.80	0.82	1.11	43
Series II
Year ended 12/31/23	15.74	0.07	3.31	3.38	(0.09)	(1.26)	(1.35)	17.77	22.83	322,668	1.05	1.12	0.41	63
Year ended 12/31/22	35.28	0.13	(7.58)	(7.45)	(0.34)	(11.75)	(12.09)	15.74	(20.31)	384,741	1.05	1.11	0.49	58
Year ended 12/31/21	29.49	0.16	7.82	7.98	(0.18)	(2.01)	(2.19)	35.28	27.28	592,530	1.04	1.04	0.48	55
Year ended 12/31/20	29.05	0.15	3.57	3.72	(0.35)	(2.93)	(3.28)	29.49	13.65	596,736	1.05	1.09	0.53	46
Year ended 12/31/19	26.51	0.25	7.64	7.89	(0.26)	(5.09)	(5.35)	29.05	31.74	731,463	1.05	1.07	0.86	43

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended December 31, 2019.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Main Street Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Main Street Fund®

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could

Invesco V.I. Main Street Fund®

experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $36,926 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.580%

Over $5 billion	0.560%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Invesco V.I. Main Street Fund®

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $478,300.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $99,601 for accounting and fund administrative services and was reimbursed $949,875 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $18,614 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$652,501,024	$3,442,251	$–	$655,943,275
Money Market Funds	9,454,041	42,937,503	–	52,391,544
Total Investments	$661,955,065	$46,379,754	$–	$708,334,819

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Main Street Fund®

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$4,282,879	$ 49,179,540
Long-term capital gain	44,174,128	260,161,227
Total distributions	$48,457,007	$309,340,767

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$ 9,560,360

Undistributed long-term capital gain	67,207,478

Net unrealized appreciation – investments	170,773,913

Net unrealized appreciation – foreign currencies	1,011

Temporary book/tax differences	(123,182)

Shares of beneficial interest	420,240,065

Total net assets	$667,659,645

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $432,979,479 and $611,007,978, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$174,366,379

Aggregate unrealized (depreciation) of investments	(3,592,466)

Net unrealized appreciation of investments	$170,773,913

 Cost of investments for tax purposes is $537,560,906.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and net operating losses, on December 31, 2023, undistributed net investment income was increased by $6,644,756, undistributed net realized gain was decreased by $6,642,227 and shares of beneficial interest was decreased by $2,529. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	435,877	$7,758,872	338,730	$9,210,812

Series II	1,614,598	27,249,052	1,324,308	36,332,684

Issued as reinvestment of dividends:
Series I	1,602,274	25,219,796	8,622,964	135,811,682

Series II	1,511,855	23,237,211	11,282,775	173,529,085

Invesco V.I. Main Street Fund®

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(2,479,412)	$(43,811,035)	(1,538,503)	$(40,925,239)

Series II	(9,423,897)	(168,650,224)	(4,952,966)	(129,014,273)

Net increase (decrease) in share activity	(6,738,705)	$(128,996,328)	15,077,308	$184,944,751

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Main Street Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Main Street Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,049.30	$4.13	$1,021.17	$4.08	0.80%
Series II	1,000.00	1,047.90	5.42	1,019.91	5.35	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Main Street Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$44,174,128
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.99%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Main Street Fund®

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	11 Greenway Plaza Houston, TX 77046-1173	1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Main Street Fund®

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Main Street Mid Cap Fund®

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIMCCE-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Main Street Mid Cap Fund® (the Fund) underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	14.47%
Series II Shares	14.14
S&P 500 Index▼ (Broad Market Index)	26.29
Russell Midcap Index▼ (Style-Specific Index)	17.23
Lipper VUF Mid-Cap Core Funds Index∎ (Peer Group Index)	14.59

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed Chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 During the fiscal year, stock selection in the information technology, health care, and communication services sectors were the largest contributors to the Fund’s relative performance versus its style-specific benchmark, the Russell Midcap Index. This was offset by weaker stock selection in the financials, energy and consumer discretionary sectors.

 The largest individual contributors to the Fund’s performance relative to the style-specific benchmark during the fiscal year included Synopsys, TopBuild, and Manhattan Associates.

 During the period, Synopsys, a supplier of tools and services to the semiconductor and manufacturing industry, benefited from a strong demand backdrop as the company’s business momentum is tied to semiconductor design activity. We believe design activity has been strong from both the company’s core semiconductor customer base in addition to the entrance of new customers including hyper-scalers. TopBuild, which installs and distributes insulation and other building products, outperformed expectations after reporting better-than-expected third quarter results and 2024 guidance. The company also benefited from falling mortgage rates given its significant exposure to new home sales. Manhattan Associates reported strong results driven by the company’s market leading position in software solutions for warehouse, transportation and inventory management, as retailers continued to accelerate e-commerce and omni channel sales strategies.

 The largest individual detractors from the Fund’s performance relative to its style-specific benchmark during the fiscal year included SVB Financial Group, APA, and Valmont Industries.

 SVB Financial Group failed and the bank was taken over by the Federal Deposit Insurance Corporation (FDIC) following a bank run precipitated by the company’s decision to sell their entire available-for-sale bond portfolio at a loss and to seek an equity capital raise. APA and the energy sector in general underperformed as oil prices declined and market leadership rotated into areas that had previously underperformed. Valmont Industries, a manufacturer of infrastructure and agriculture equipment, underperformed expectations as its CEO stepped down in July and disappointing earnings underlined investor concerns that growth would moderate after a strong run of performance in 2021 and 2022. We exited our position in Valmont in the fourth quarter of 2023.

 We maintain our valuation discipline and our focus on companies with skilled management teams that are executing better than their peers. We believe this disciplined approach is essential to generating attractive long-term performance.

 We thank you for your continued investment in Invesco V.I. Main Street Mid Cap Fund®.

1	Source: US Federal Reserve
2	Source: US Bureau of Labor Statistics
3	Source: Bloomberg LP

Invesco V.I. Main Street Mid Cap Fund®

Portfolio manager(s):

Joy Budzinski

Belinda Cavazos - Lead

Magnus Krantz

Raman Vardharaj

Adam Weiner - Lead

Matthew Ziehl - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Main Street Mid Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (9/10/01)	7.43%
10 Years	6.73
5 Years	10.61
1 Year	14.47

Series II Shares
Inception (9/10/01)	7.16%
10 Years	6.45
5 Years	10.32
1 Year	14.14

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Main Street Mid Cap Fund®, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Main Street Mid Cap Fund®

Supplemental Information

Invesco V.I. Main Street Mid Cap Fund’s® investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Main Street Mid Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	20.87%

Financials	12.92

Information Technology	12.41

Consumer Discretionary	11.43

Health Care	9.82

Real Estate	7.40

Materials	5.44

Consumer Staples	4.81

Energy	4.47

Utilities	4.08

Communication Services	3.90

Money Market Funds Plus Other Assets Less Liabilities	2.45

Top 10 Equity Holdings*

		% of total net assets

1.	Republic Services, Inc.	1.98%

2.	Curtiss-Wright Corp.	1.91

3.	TopBuild Corp.	1.76

4.	D.R. Horton, Inc.	1.74

5.	Howmet Aerospace, Inc.	1.71

6.	Raymond James Financial, Inc.	1.70

7.	Tyler Technologies, Inc.	1.68

8.	Arthur J. Gallagher & Co.	1.61

9.	Hubbell, Inc.	1.56

10.	First Industrial Realty Trust, Inc.	1.56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Main Street Mid Cap Fund®

Schedule of Investments(a)

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–97.55%
Advertising–1.29%

Trade Desk, Inc. (The), Class A(b)	36,412	$ 2,620,208

Aerospace & Defense–4.15%

Curtiss-Wright Corp.	17,374	3,870,754

Howmet Aerospace, Inc.	64,012	3,464,329

Huntington Ingalls Industries, Inc.	4,219	1,095,421

		8,430,504

Application Software–3.80%

Autodesk, Inc.(b)	8,772	2,135,806

Manhattan Associates, Inc.(b)	10,043	2,162,459

Tyler Technologies, Inc.(b)	8,142	3,404,333

		7,702,598

Automotive Parts & Equipment–2.83%

Aptiv PLC(b)	29,845	2,677,694

Mobileye Global, Inc., Class A (Israel)(b)(c)	23,328	1,010,569

Visteon Corp.(b)	16,416	2,050,358

		5,738,621

Biotechnology–1.85%

Ascendis Pharma A/S, ADR (Denmark)(b)	13,444	1,693,272

Biogen, Inc.(b)	7,927	2,051,270

		3,744,542

Communications Equipment–1.39%

Motorola Solutions, Inc.	9,013	2,821,880

Construction Machinery & Heavy Transportation Equipment–0.98%

Allison Transmission Holdings, Inc.	34,232	1,990,591

Construction Materials–2.02%

Summit Materials, Inc., Class A(b)	49,978	1,922,154

Vulcan Materials Co.	9,625	2,184,971

		4,107,125

Consumer Staples Merchandise Retail–1.18%

BJ’s Wholesale Club Holdings, Inc.(b)(c)	35,936	2,395,494

Distillers & Vintners–1.00%

Constellation Brands, Inc., Class A	8,357	2,020,305

Distributors–1.13%

LKQ Corp.	47,960	2,292,008

Diversified Financial Services–1.43%

Equitable Holdings, Inc.	87,168	2,902,694

Electrical Components & Equipment–3.60%

Hubbell, Inc.	9,647	3,173,187

Regal Rexnord Corp.	10,545	1,560,871

Rockwell Automation, Inc.	8,306	2,578,847

		7,312,905

Electronic Equipment & Instruments–1.07%

Keysight Technologies, Inc.(b)	13,705	2,180,328

	Shares	Value
Environmental & Facilities Services–1.98%

Republic Services, Inc.	24,369	$ 4,018,692

Fertilizers & Agricultural Chemicals–1.00%

Mosaic Co. (The)	56,980	2,035,895

Financial Exchanges & Data–0.96%

Cboe Global Markets, Inc.	10,899	1,946,125

Footwear–1.03%

Deckers Outdoor Corp.(b)(c)	3,116	2,082,828

Health Care Equipment–1.99%

GE HealthCare Technologies, Inc.(c)	17,585	1,359,672

Zimmer Biomet Holdings, Inc.	22,051	2,683,607

		4,043,279

Health Care Facilities–3.36%

Acadia Healthcare Co., Inc.(b)(c)	29,482	2,292,520

Encompass Health Corp.	29,549	1,971,509

Tenet Healthcare Corp.(b)(c)	33,799	2,554,191

		6,818,220

Health Care Supplies–0.99%

Cooper Cos., Inc. (The)	5,293	2,003,083

Homebuilding–3.50%

D.R. Horton, Inc.	23,255	3,534,295

TopBuild Corp.(b)	9,541	3,570,815

		7,105,110

Hotels, Resorts & Cruise Lines–1.13%

Choice Hotels International, Inc.(c)	20,291	2,298,970

Household Products–1.17%

Church & Dwight Co., Inc.(c)	25,099	2,373,361

Human Resource & Employment Services–3.76%

ASGN, Inc.(b)	24,282	2,335,200

Korn Ferry	42,226	2,506,113

Paylocity Holding Corp.(b)(c)	16,909	2,787,449

		7,628,762

Industrial Machinery & Supplies & Components–4.15%

Lincoln Electric Holdings, Inc.(c)	11,898	2,587,339

Parker-Hannifin Corp.	6,121	2,819,945

Xylem, Inc.(c)	26,378	3,016,588

		8,423,872

Industrial REITs–1.56%

First Industrial Realty Trust, Inc.	60,245	3,173,104

Insurance Brokers–1.61%

Arthur J. Gallagher & Co.	14,517	3,264,583

Interactive Home Entertainment–1.41%

Electronic Arts, Inc.	20,931	2,863,570

Interactive Media & Services–1.20%

Pinterest, Inc., Class A(b)	65,920	2,441,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

	Shares	Value
Internet Services & Infrastructure–1.11%

MongoDB, Inc.(b)(c)	5,515	$ 2,254,808

Investment Banking & Brokerage–1.70%

Raymond James Financial, Inc.(c)	30,851	3,439,887

IT Consulting & Other Services–1.00%

Amdocs Ltd.	23,155	2,035,093

Life Sciences Tools & Services–0.93%

Bio-Techne Corp.	24,446	1,886,253

Managed Health Care–0.70%

Molina Healthcare, Inc.(b)	3,915	1,414,529

Metal, Glass & Plastic Containers–1.04%

Silgan Holdings, Inc.	46,742	2,115,076

Multi-Family Residential REITs–1.19%

Mid-America Apartment Communities, Inc.	17,913	2,408,582

Multi-line Insurance–1.24%

American International Group, Inc.	37,205	2,520,639

Multi-Utilities–4.08%

Ameren Corp.	32,934	2,382,445

CMS Energy Corp.	49,739	2,888,344

WEC Energy Group, Inc.	35,865	3,018,757

		8,289,546

Oil & Gas Equipment & Services–1.08%

NOV, Inc.	108,507	2,200,522

Oil & Gas Exploration & Production–3.39%

APA Corp.	68,073	2,442,459

Chesapeake Energy Corp.(c)	27,972	2,152,166

Marathon Oil Corp.	94,331	2,279,037

		6,873,662

Other Specialized REITs–1.21%

Lamar Advertising Co., Class A(c)	23,092	2,454,218

Other Specialty Retail–0.96%

Tractor Supply Co.(c)	9,088	1,954,193

Packaged Foods & Meats–0.81%

Lamb Weston Holdings, Inc.	15,160	1,638,644

Property & Casualty Insurance–1.32%

Hartford Financial Services Group, Inc. (The)	33,347	2,680,432

Regional Banks–4.66%

Columbia Banking System, Inc.(c)	50,639	1,351,048

M&T Bank Corp.	23,060	3,161,065

Webster Financial Corp.	59,985	3,044,839

Wintrust Financial Corp.	20,409	1,892,935

		9,449,887

Research & Consulting Services–2.25%

CACI International, Inc., Class A(b)	8,213	2,659,862

TransUnion	27,810	1,910,825

		4,570,687

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

	Shares	Value
Restaurants–0.85%

Yum! Brands, Inc.	13,243	$ 1,730,330

Retail REITs–1.35%

Kimco Realty Corp.	128,359	2,735,330

Semiconductor Materials & Equipment–1.85%

KLA Corp.	3,512	2,041,526

MKS Instruments, Inc.(c)	16,683	1,716,180

		3,757,706

Semiconductors–1.14%

Marvell Technology, Inc.	38,512	2,322,659

Single-Family Residential REITs–1.37%

American Homes 4 Rent, Class A	77,265	2,778,449

Soft Drinks & Non-alcoholic Beverages–0.65%

Coca-Cola Consolidated, Inc.	1,414	1,312,758

Specialty Chemicals–1.38%

PPG Industries, Inc.	18,749	2,803,913

Systems Software–1.05%

GitLab, Inc., Class A(b)	33,798	2,127,922

Telecom Tower REITs–0.72%

SBA Communications Corp., Class A	5,731	1,453,897

Total Common Stocks & Other Equity Interests (Cost $153,132,362)		197,990,556

Money Market Funds–1.66%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	1,180,666	1,180,666

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	842,868	843,458

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	1,349,333	1,349,333

Total Money Market Funds (Cost $3,373,097)		3,373,457

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.21% (Cost $156,505,459)		201,364,013

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–12.49%
Invesco Private Government Fund, 5.32%(d)(e)(f)	7,404,703	7,404,703

Invesco Private Prime Fund, 5.55%(d)(e)(f)	17,931,593	17,944,145

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,345,661)		25,348,848

TOTAL INVESTMENTS IN SECURITIES–111.70% (Cost $181,851,120)		226,712,861

OTHER ASSETS LESS LIABILITIES–(11.70)%		(23,747,280)

NET ASSETS–100.00%		$202,965,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 350,226	$14,047,428	$(13,216,988)	$ -	$-	$ 1,180,666	$ 44,688
Invesco Liquid Assets Portfolio, Institutional Class	250,170	10,033,877	(9,440,706)	360	(243)	843,458	31,240
Invesco Treasury Portfolio, Institutional Class	400,258	16,054,203	(15,105,128)	-	-	1,349,333	48,747
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,444,805	103,961,799	(101,001,901)	-	-	7,404,703	244,235*
Invesco Private Prime Fund	11,429,500	205,241,110	(198,734,626)	2,733	5,428	17,944,145	668,737*
Total	$16,874,959	$349,338,417	$(337,499,349)	$3,093	$5,185	$28,722,305	$1,037,647

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $153,132,362)*	$197,990,556

Investments in affiliated money market funds, at value (Cost $28,718,758)	28,722,305

Cash collateral from securities on loan	510,474

Receivable for:
Investments sold	2,256,396

Fund shares sold	32,626

Dividends	175,833

Investment for trustee deferred compensation and retirement plans	76,890

Other assets	10,833

Total assets	229,775,913

Liabilities:
Payable for:
Investments purchased	546,376

Fund shares reacquired	149,045

Amount due custodian	34,800

Collateral upon return of securities loaned	25,856,135

Accrued fees to affiliates	111,343

Accrued other operating expenses	30,175

Trustee deferred compensation and retirement plans	82,458

Total liabilities	26,810,332

Net assets applicable to shares outstanding	$202,965,581

Net assets consist of:
Shares of beneficial interest	$153,176,066

Distributable earnings	49,789,515

$202,965,581

Net Assets:
Series I	$117,982,640

Series II	$84,982,941

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	12,053,670

Series II	9,046,000

Series I:
Net asset value per share	$9.79

Series II:
Net asset value per share	$9.39

*	At December 31, 2023, securities with an aggregate value of $25,169,779 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends	$2,437,804

Dividends from affiliated money market funds (includes net securities lending income of $37,798)	162,473

Total investment income	2,600,277

Expenses:
Advisory fees	1,420,456

Administrative services fees	321,251

Custodian fees	5,586

Distribution fees - Series II	200,768

Transfer agent fees	9,931

Trustees’ and officers’ fees and benefits	17,834

Reports to shareholders	8,393

Professional services fees	51,131

Other	579

Total expenses	2,035,929

Less: Fees waived	(2,483)

Net expenses	2,033,446

Net investment income	566,831

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	8,534,341

Affiliated investment securities	5,185

8,539,526

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	17,330,602

Affiliated investment securities	3,093

Foreign currencies	(2)

17,333,693

Net realized and unrealized gain	25,873,219

Net increase in net assets resulting from operations	$26,440,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$566,831	$869,926

Net realized gain (loss)	8,539,526	(2,651,697)

Change in net unrealized appreciation (depreciation)	17,333,693	(33,883,496)

Net increase (decrease) in net assets resulting from operations	26,440,050	(35,665,267)

Distributions to shareholders from distributable earnings:
Series I	(328,923)	(26,504,560)

Series II	(31,675)	(18,104,337)

Total distributions from distributable earnings	(360,598)	(44,608,897)

Share transactions–net:
Series I	(13,501,855)	8,914,269

Series II	(3,745,908)	10,523,728

Net increase (decrease) in net assets resulting from share transactions	(17,247,763)	19,437,997

Net increase (decrease) in net assets	8,831,689	(60,836,167)

Net assets:
Beginning of year	194,133,892	254,970,059

End of year	$202,965,581	$194,133,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$ 8.58	$ 0.04	$ 1.20	$ 1.24	$(0.03)	$ –	$(0.03)	$ 9.79	14.47%	$117,983	0.94%	0.94%	0.39%	34%
Year ended 12/31/22	12.97	0.06	(1.97)	(1.91)	(0.04)	(2.44)	(2.48)	8.58	(14.26)	116,146	0.93	0.93	0.51	60
Year ended 12/31/21	10.57	0.00	2.46	2.46	(0.06)	–	(0.06)	12.97	23.24	155,200	0.93	0.93	0.01	58
Year ended 12/31/20	12.18	0.05	0.80	0.85	(0.08)	(2.38)	(2.46)	10.57	9.25	150,990	0.94	0.94	0.49	75
Year ended 12/31/19	10.97	0.09	2.57	2.66	(0.06)	(1.39)	(1.45)	12.18	25.28	157,959	0.93	0.94	0.70	114
Series II
Year ended 12/31/23	8.23	0.01	1.15	1.16	(0.00)	–	–	9.39	14.14	84,983	1.19	1.19	0.14	34
Year ended 12/31/22	12.55	0.03	(1.90)	(1.87)	(0.01)	(2.44)	(2.45)	8.23	(14.45)	77,988	1.18	1.18	0.26	60
Year ended 12/31/21	10.24	(0.03)	2.37	2.34	(0.03)	–	(0.03)	12.55	22.86	99,770	1.18	1.18	(0.24)	58
Year ended 12/31/20	11.88	0.02	0.78	0.80	(0.06)	(2.38)	(2.44)	10.24	8.94	90,788	1.19	1.19	0.24	75
Year ended 12/31/19	10.72	0.05	2.53	2.58	(0.03)	(1.39)	(1.42)	11.88	25.04	89,057	1.18	1.19	0.45	114

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Main Street Mid Cap Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Main Street Mid Cap Fund®

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

Invesco V.I. Main Street Mid Cap Fund®

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $2,923 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.700%

Next $500 million	0.675%

Over $1.5 billion	0.650%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Invesco V.I. Main Street Mid Cap Fund®

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $2,483.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $27,521 for accounting and fund administrative services and was reimbursed $293,730 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $1,867 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$197,990,556	$–	$–	$197,990,556

Money Market Funds	3,373,457	25,348,848	–	28,722,305

Total Investments	$201,364,013	$25,348,848	$–	$226,712,861

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities purchases of $1,082,897.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Main Street Mid Cap Fund®

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$360,598	$13,212,681

Long-term capital gain	–	31,396,216

Total distributions	$360,598	$44,608,897

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$580,300

Undistributed long-term capital gain	4,807,204

Net unrealized appreciation – investments	44,457,116

Net unrealized appreciation (depreciation) – foreign currencies	(29)

Temporary book/tax differences	(55,076)

Shares of beneficial interest	153,176,066

Total net assets	$202,965,581

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $65,711,602 and $86,514,129, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$47,642,327

Aggregate unrealized (depreciation) of investments	(3,185,211)

Net unrealized appreciation of investments	$44,457,116

Cost of investments for tax purposes is $182,255,745.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, partnerships and federal taxes, on December 31, 2023, undistributed net investment income was increased by $378,839, undistributed net realized gain was decreased by $431,103 and shares of beneficial interest was increased by $52,264. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	204,326	$ 1,835,098	238,081	$ 2,453,533

Series II	949,188	8,245,524	1,596,236	17,412,968

Issued as reinvestment of dividends:
Series I	39,251	328,923	3,159,066	26,504,560

Series II	3,935	31,675	2,248,986	18,104,337

Invesco V.I. Main Street Mid Cap Fund®

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,726,582)	$(15,665,876)	(1,830,307)	$(20,043,824)

Series II	(1,379,647)	(12,023,107)	(2,321,559)	(24,993,577)

Net increase (decrease) in share activity	(1,909,529)	$(17,247,763)	3,090,503	$ 19,437,997

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Main Street Mid Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Mid Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Mid Cap Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Main Street Mid Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,039.30	$4.83	$1,020.47	$4.79	0.94%
Series II	1,000.00	1,038.00	6.11	1,019.21	6.06	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Main Street Mid Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Main Street Mid Cap Fund®

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Main Street Small Cap Fund®

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIMSS-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Main Street Small Cap Fund® (the Fund) outperformed the Russell 2000 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	18.13%
Series II Shares	17.82
Russell 2000 Index▼	16.93

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%.1 The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed Chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 During the fiscal year, stock selection in the health care, consumer staples, and consumer discretionary sectors were the largest contributors to the Fund’s relative performance versus its benchmark, the Russell 2000 Index. This was partially offset by weaker stock selection in the information technology, industrials, and financials sectors.

 The largest individual contributors to the Fund’s performance relative to its benchmark during the fiscal year included TopBuild, Reata Pharmaceuticals,and BellRing Brands. TopBuild, which installs and distributes insulation and other building products, outperformed after reporting better-than-expected third quarter results and 2024 guidance. We believe the company also benefited from falling mortgage rates given their significant exposure to new home sales. Reata posted a strong return as it was acquired for a significant premium by Biogen. BellRing reported revenue and earnings-per-share ahead of consensus expectations. The company experienced strong volume growth as it continued to expand distribution and gain market share with their various nutrition products including shakes and snack bars. The company also generated strong cash flow which management used to pay down debt.

 The largest individual detractors from the Fund’s performance relative to the benchmark during the fiscal year included Valmont Industries, Acadia Healthcare,and Helmerich & Payne. Valmont Industries underperformed expectations as its CEO stepped down in July and disappointing earnings underlined investor concerns about moderating growth after a run of outper-formance in 2021 and 2022. We exited our position in Valmont in the fourth quarter of 2023. Acadia, a behavioral healthcare services company, reported higher wage inflation numbers that drove increased expenses. Helmerich & Payne, an oil and gas drilling services company, underper-formed expectations along with the energy sector in general.

 We continue to maintain our discipline around valuation and focus on companies which we believe have skilled management teams that are outexecuting peers. We believe this disciplined approach is essential to generating attractive long-term performance.

 We thank you for your continued investment in Invesco V.I. Main Street Small Cap Fund®.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Portfolio manager(s):

Joy Budzinski

Magnus Krantz

Raman Vardharaj

Adam Weiner - Lead

Matthew Ziehl - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Main Street Small Cap Fund®

Your Fund’s Long–Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (5/1/98)	8.63%
10 Years	8.93
5 Years	13.07
1 Year	18.13

Series II Shares
Inception (7/16/01)	9.21%
10 Years	8.66
5 Years	12.79
1 Year	17.82

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Main Street Small Cap Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Main Street Small Cap Fund® (renamed Invesco V.I. Main Street Small Cap Fund® on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Main Street Small Cap Fund®, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco-.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Main Street Small Cap Fund®

Supplemental Information

Invesco V.I. Main Street Small Cap Fund’s® investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Main Street Small Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	21.01%

Health Care	16.59

Information Technology	13.49

Financials	13.19

Consumer Discretionary	11.68

Real Estate	5.97

Materials	5.39

Energy	5.24

Consumer Staples	4.19

Other Sectors, Each Less than 2% of Net Assets	2.00

Money Market Funds Plus Other Assets Less Liabilities	1.25

Top 10 Equity Holdings*

		% of total net assets

1.	BellRing Brands, Inc.	2.15%

2.	TopBuild Corp.	2.14

3.	Atkore, Inc.	2.08

4.	Summit Materials, Inc., Class A	2.00

5.	AutoNation, Inc.	1.88

6.	Acadia Healthcare Co., Inc.	1.87

7.	Curtiss-Wright Corp.	1.82

8.	Enpro, Inc.	1.74

9.	Sprout Social, Inc., Class A	1.54

10.	ASGN, Inc.	1.47

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Main Street Small Cap Fund®

Schedule of Investments(a)

December 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–98.75%
Aerospace & Defense–3.65%

BWX Technologies, Inc.	114,031	$8,749,599

Curtiss-Wright Corp.	68,645	15,293,420

Spirit AeroSystems Holdings, Inc., Class A(b)(c)	208,293	6,619,551

		30,662,570

Air Freight & Logistics–1.40%

Hub Group, Inc., Class A(b)	128,058	11,773,653

Aluminum–1.58%

Century Aluminum Co.(b)(c)	557,816	6,771,886

Kaiser Aluminum Corp.	91,927	6,544,283

		13,316,169

Application Software–2.78%

Envestnet, Inc.(b)	126,640	6,271,213

HashiCorp, Inc., Class A(b)	175,964	4,159,789

Sprout Social, Inc., Class A(b)(c)	209,830	12,891,955

		23,322,957

Asset Management & Custody Banks–1.16%

Federated Hermes, Inc., Class B	287,786	9,744,434

Automotive Parts & Equipment–2.40%

Dorman Products, Inc.(b)	111,043	9,262,096

Visteon Corp.(b)	87,592	10,940,241

		20,202,337

Automotive Retail–2.43%

AutoNation, Inc.(b)	105,214	15,801,039

Murphy USA, Inc.	12,863	4,586,431

		20,387,470

Biotechnology–4.26%

ADMA Biologics, Inc.(b)(c)	1,341,053	6,061,560

Ascendis Pharma A/S, ADR (Denmark)(b)	63,922	8,050,976

BridgeBio Pharma, Inc.(b)(c)	170,852	6,897,295

Cabaletta Bio, Inc.(b)	155,646	3,533,164

Immunovant, Inc.(b)	80,474	3,390,370

Twist Bioscience Corp.(b)	213,055	7,853,207

		35,786,572

Building Products–1.40%

Zurn Elkay Water Solutions Corp.(c)	401,256	11,800,939

Commercial & Residential Mortgage Finance–1.19%

PennyMac Financial Services, Inc.(c)	113,583	10,037,330

Construction Machinery & Heavy Transportation Equipment– 1.38%

Allison Transmission Holdings, Inc.	198,982	11,570,803

Construction Materials–2.00%

Summit Materials, Inc., Class A(b)	436,569	16,790,444

Consumer Staples Merchandise Retail–0.96%

BJ’s Wholesale Club Holdings, Inc.(b)	121,476	8,097,590

	Shares	Value
Diversified Banks–0.53%

Bank of N.T. Butterfield & Son Ltd. (The) (Bermuda)	138,539	$4,434,633

Electric Utilities–0.95%

Portland General Electric Co.(c)	184,822	8,010,186

Electrical Components & Equipment–2.76%

Atkore, Inc.(b)(c)	109,270	17,483,200

Regal Rexnord Corp.	38,461	5,692,997

		23,176,197

Electronic Components–1.90%

Belden, Inc.	96,973	7,491,164

Vishay Intertechnology, Inc.(c)	352,961	8,460,475

		15,951,639

Electronic Equipment & Instruments–1.11%

Itron, Inc.(b)	123,203	9,303,059

Environmental & Facilities Services–1.82%

ABM Industries, Inc.	123,018	5,514,897

Casella Waste Systems, Inc., Class A(b)	114,451	9,780,982

		15,295,879

Footwear–1.01%

Steven Madden Ltd.	202,536	8,506,512

Health Care Equipment–1.50%

AtriCure, Inc.(b)	194,009	6,924,181

TransMedics Group, Inc.(b)(c)	72,307	5,707,192

		12,631,373

Health Care Facilities–4.23%

Acadia Healthcare Co., Inc.(b)	202,385	15,737,457

Encompass Health Corp.	115,187	7,685,277

Tenet Healthcare Corp.(b)	160,296	12,113,569

		35,536,303

Health Care Services–1.53%

Addus HomeCare Corp.(b)	70,762	6,570,252

Guardant Health, Inc.(b)	233,653	6,320,313

		12,890,565

Health Care Technology–0.93%

Evolent Health, Inc., Class A(b)(c)	235,856	7,790,324

Home Furnishings–0.77%

Tempur Sealy International, Inc.	127,727	6,510,245

Homebuilding–3.39%

KB Home(c)	168,753	10,540,312

TopBuild Corp.(b)	48,034	17,977,205

		28,517,517

Hotel & Resort REITs–1.40%

DiamondRock Hospitality Co.(c)	1,249,886	11,736,430

Human Resource & Employment Services–3.85%

ASGN, Inc.(b)	128,047	12,314,280

Korn Ferry	174,677	10,367,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

	Shares	Value
Human Resource & Employment Services–(continued)

Paycor HCM, Inc.(b)(c)	447,397	$9,659,301

		32,340,661

Industrial Machinery & Supplies & Components–2.78%

Enpro, Inc.	93,254	14,616,632

ESAB Corp.	100,728	8,725,059

		23,341,691

Industrial REITs–1.19%

Terreno Realty Corp.(c)	158,855	9,955,443

Interactive Media & Services–1.05%

Ziff Davis, Inc.(b)	130,784	8,787,377

Investment Banking & Brokerage–1.30%

Stifel Financial Corp.	157,380	10,882,827

IT Consulting & Other Services–1.26%

Endava PLC, ADR (United Kingdom)(b)(c)	136,317	10,612,279

Life Sciences Tools & Services–1.62%

10X Genomics, Inc., Class A(b)(c)	90,949	5,089,506

BioLife Solutions, Inc.(b)	247,704	4,025,190

CryoPort, Inc.(b)(c)	292,080	4,524,319

		13,639,015

Metal, Glass & Plastic Containers–1.03%

Silgan Holdings, Inc.	190,655	8,627,139

Oil & Gas Drilling–1.22%

Helmerich & Payne, Inc.	283,705	10,275,795

Oil & Gas Equipment & Services–0.68%

NOV, Inc.(c)	281,011	5,698,903

Oil & Gas Exploration & Production–2.13%

Chesapeake Energy Corp.(c)	93,443	7,189,504

CNX Resources Corp.(b)(c)	536,463	10,729,260

		17,918,764

Oil & Gas Storage & Transportation–1.21%

Equitrans Midstream Corp.	1,000,850	10,188,653

Other Specialized REITs–2.33%

Four Corners Property Trust, Inc.(c)	409,762	10,366,978

Outfront Media, Inc.	657,354	9,176,662

		19,543,640

Personal Care Products–2.15%

BellRing Brands, Inc.(b)	325,883	18,063,695

Pharmaceuticals–2.52%

Collegium Pharmaceutical, Inc.(b)(c)	223,015	6,864,402

Intra-Cellular Therapies, Inc.(b)	129,053	9,242,776

Revance Therapeutics, Inc.(b)(c)	365,180	3,209,932

Structure Therapeutics, Inc., ADR(b)(c)	45,197	1,842,230

		21,159,340

Property & Casualty Insurance–1.05%

Definity Financial Corp. (Canada)	310,963	8,809,895

Real Estate Operating Companies–1.05%

DigitalBridge Group, Inc.(c)	501,757	8,800,818

	Shares	Value
Regional Banks–7.26%

Berkshire Hills Bancorp, Inc.	239,773	$5,953,564

Cathay General Bancorp	205,232	9,147,190

Columbia Banking System, Inc.	319,786	8,531,890

OceanFirst Financial Corp.	287,759	4,995,496

Pacific Premier Bancorp, Inc.	305,152	8,882,975

Webster Financial Corp.	163,122	8,280,073

Wintrust Financial Corp.	107,324	9,954,301

WSFS Financial Corp.(c)	114,135	5,242,221

		60,987,710

Research & Consulting Services–1.97%

CACI International, Inc., Class A(b)	30,662	9,930,195

KBR, Inc.	120,227	6,661,778

		16,591,973

Restaurants–1.68%

Papa John’s International, Inc.(c)	64,480	4,915,310

Texas Roadhouse, Inc.(c)	75,359	9,211,131

		14,126,441

Semiconductor Materials & Equipment–0.93%

MKS Instruments, Inc.	75,925	7,810,405

Semiconductors–3.26%

Allegro MicroSystems, Inc. (Japan)(b)	278,903	8,442,394

MACOM Technology Solutions Holdings, Inc.(b)	118,789	11,041,437

Silicon Laboratories, Inc.(b)	59,736	7,901,281

		27,385,112

Soft Drinks & Non-alcoholic Beverages–1.08%

Coca-Cola Consolidated, Inc.	9,775	9,075,110

Steel–0.78%

Commercial Metals Co.	131,181	6,564,297

Systems Software–2.25%

GitLab, Inc., Class A(b)	188,465	11,865,756

Progress Software Corp.(c)	129,313	7,021,696

		18,887,452

Transaction & Payment Processing Services–0.70%

Marqeta, Inc., Class A(b)	844,287	5,893,123

Total Common Stocks & Other Equity Interests (Cost $574,021,292)		829,751,688

Money Market Funds–1.12%

Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	3,294,388	3,294,388

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	2,348,882	2,350,526

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	3,765,014	3,765,014

Total Money Market Funds (Cost $9,409,391)		9,409,928

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $583,430,683)		839,161,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–16.68%
Invesco Private Government Fund, 5.32%(d)(e)(f)	39,245,776	$39,245,776
Invesco Private Prime Fund, 5.55%(d)(e)(f)	100,847,118	100,917,711

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $140,123,654)		140,163,487

TOTAL INVESTMENTS IN SECURITIES–116.55% (Cost $723,554,337)		979,325,103

OTHER ASSETS LESS LIABILITIES–(16.55)%		(139,070,540)

NET ASSETS–100.00%		$840,254,563

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,254,271	$ 69,391,555	$ (71,351,438)	$ -	$ -	$ 3,294,388	$ 312,644
Invesco Liquid Assets Portfolio, Institutional Class	3,750,198	49,565,395	(50,965,312)	(155)	400	2,350,526	214,305
Invesco Treasury Portfolio, Institutional Class	6,004,881	79,304,633	(81,544,500)	-	-	3,765,014	335,351
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	37,640,295	244,402,342	(242,796,861)	-	-	39,245,776	1,653,138*
Invesco Private Prime Fund	95,689,915	545,392,351	(540,207,758)	26,596	16,607	100,917,711	4,442,475*
Total	$148,339,560	$988,056,276	$(986,865,869)	$26,441	$17,007	$149,573,415	$ 6,957,913

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $574,021,292)*	$829,751,688

Investments in affiliated money market funds, at value (Cost $149,533,045)	149,573,415
Cash	886,695

Foreign currencies, at value (Cost $27,669)	27,584
Receivable for:

Fund shares sold	497,550

Dividends	561,104

Investment for trustee deferred compensation and retirement plans	72,922
Other assets	2,511

Total assets	981,373,469

Liabilities:
Payable for:

Fund shares reacquired	401,220

Collateral upon return of securities loaned	140,123,654

Accrued fees to affiliates	485,041

Accrued other operating expenses	36,069
Trustee deferred compensation and retirement plans	72,922

Total liabilities	141,118,906

Net assets applicable to shares outstanding	$840,254,563

Net assets consist of:

Shares of beneficial interest	$554,304,068
Distributable earnings	285,950,495

$840,254,563

Net Assets:
Series I	$174,201,672

Series II	$666,052,891

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,474,239

Series II	25,325,739

Series I:
Net asset value per share	$26.91

Series II:
Net asset value per share	$26.30

*	At December 31, 2023, securities with an aggregate value of $133,527,248 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $21,000)	$8,895,205
Dividends from affiliated money market funds (includes net securities lending income of $155,762)	1,018,062

Total investment income	9,913,267

Expenses:

Advisory fees	5,216,752

Administrative services fees	1,235,547

Custodian fees	11,876

Distribution fees - Series II	1,497,751

Transfer agent fees	37,661

Trustees’ and officers’ fees and benefits	22,341

Reports to shareholders	8,289

Professional services fees	57,179
Other	9,020

Total expenses	8,096,416

Less: Fees waived	(18,179)

Net expenses	8,078,237

Net investment income	1,835,030

Realized and unrealized gain (loss) from:
Net realized gain from:

Unaffiliated investment securities (includes net gains from securities sold to affiliates of $1,936,044)	62,014,601

Affiliated investment securities	17,007
Foreign currencies	773

62,032,381

Change in net unrealized appreciation (depreciation) of:

Unaffiliated investment securities	63,220,589

Affiliated investment securities	26,441
Foreign currencies	(41)

63,246,989

Net realized and unrealized gain	125,279,370

Net increase in net assets resulting from operations	$127,114,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$1,835,030	$1,485,633

Net realized gain (loss)	62,032,381	(23,750,385)

Change in net unrealized appreciation (depreciation)	63,246,989	(116,235,634)

Net increase (decrease) in net assets resulting from operations	127,114,400	(138,500,386)

Distributions to shareholders from distributable earnings:
Series I	(1,849,665)	(17,665,623)

Series II	(5,700,796)	(72,522,192)

Total distributions from distributable earnings	(7,550,461)	(90,187,815)

Share transactions–net:
Series I	6,807,397	27,595,256

Series II	8,425,063	38,792,050

Net increase in net assets resulting from share transactions	15,232,460	66,387,306

Net increase (decrease) in net assets	134,796,399	(162,300,895)

Net assets:
Beginning of year	705,458,164	867,759,059

End of year	$840,254,563	$705,458,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Series I
Year ended 12/31/23	$23.08	$ 0.11	$ 4.01	$ 4.12	$(0.29)	$ –	$(0.29)	$26.91	18.13%	$174,202	0.88%	0.88%	0.44%	42%
Year ended 12/31/22	31.47	0.11	(5.12)	(5.01)	(0.15)	(3.23)	(3.38)	23.08	(15.83)	142,703	0.84	0.87	0.41	32
Year ended 12/31/21	27.42	0.01	6.19	6.20	(0.12)	(2.03)	(2.15)	31.47	22.55	158,060	0.80	0.84	0.03	32
Year ended 12/31/20	23.32	0.09	4.47	4.56	(0.14)	(0.32)	(0.46)	27.42	19.93	119,377	0.80	0.91	0.41	35
Year ended 12/31/19	20.36	0.11	5.06	5.17	(0.05)	(2.16)	(2.21)	23.32	26.47	109,695	0.80	0.86	0.49	36
Series II
Year ended 12/31/23	22.56	0.05	3.92	3.97	(0.23)	–	(0.23)	26.30	17.82	666,053	1.13	1.13	0.19	42
Year ended 12/31/22	30.83	0.04	(5.01)	(4.97)	(0.07)	(3.23)	(3.30)	22.56	(16.04)	562,756	1.09	1.12	0.16	32
Year ended 12/31/21	26.91	(0.07)	6.08	6.01	(0.06)	(2.03)	(2.09)	30.83	22.26	709,699	1.05	1.09	(0.22)	32
Year ended 12/31/20	22.89	0.03	4.39	4.42	(0.08)	(0.32)	(0.40)	26.91	19.63	650,386	1.05	1.16	0.16	35
Year ended 12/31/19	20.03	0.05	4.97	5.02	0.00	(2.16)	(2.16)	22.89	26.13	605,327	1.05	1.11	0.25	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended December 31, 2019.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Main Street Small Cap Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Main Street Small Cap Fund®

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following

Invesco V.I. Main Street Small Cap Fund®

the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $12,125 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.580%

Over $5 billion	0.560%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.69%.

Invesco V.I. Main Street Small Cap Fund®

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $18,179.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $107,654 for accounting and fund administrative services and was reimbursed $1,127,893 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $10,012 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$829,751,688	$–	$–	$829,751,688
Money Market Funds	9,409,928	140,163,487	–	149,573,415
Total Investments	$839,161,616	$140,163,487	$–	$979,325,103

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common

Invesco V.I. Main Street Small Cap Fund®

officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities sales of $4,019,581, which resulted in net realized gains of $1,936,044.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Ordinary income*	$7,549,573	$19,301,176
Long-term capital gain	888	70,886,639
Total distributions	$7,550,461	$90,187,815

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed long-term capital gain	$ 33,526,858

Net unrealized appreciation – investments	252,491,658

Net unrealized appreciation (depreciation) – foreign currencies	(85)

Temporary book/tax differences	(67,936)

Shares of beneficial interest	554,304,068

Total net assets	$840,254,563

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $329,041,893 and $311,922,078, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$268,588,852

Aggregate unrealized (depreciation) of investments	(16,097,194)

Net unrealized appreciation of investments	$252,491,658

 Cost of investments for tax purposes is $726,833,445.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and partnerships, on December 31, 2023, undistributed net investment income was increased by $22,265,392, undistributed net realized gain was decreased by $15,652,306 and shares of beneficial interest was decreased by $6,613,086. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Main Street Small Cap Fund®

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	1,153,496	$28,424,788	1,513,424	$40,286,449

Series II	3,777,631	89,873,092	6,330,860	168,624,857

Issued as reinvestment of dividends:
Series I	84,344	1,849,665	771,088	17,665,623

Series II	265,895	5,700,796	3,236,153	72,522,192

Reacquired:
Series I	(947,179)	(23,467,056)	(1,123,240)	(30,356,816)

Series II	(3,666,178)	(87,148,825)	(7,638,283)	(202,354,999)

Net increase in share activity	668,009	$15,232,460	3,090,002	$66,387,306

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Main Street Small Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Small Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Small Cap Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Main Street Small Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,080.20	$4.61	$1,020.77	$4.48	0.88%
Series II	1,000.00	1,078.70	5.92	1,019.51	5.75	1.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Main Street Small Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$888
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	55.74%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor1 – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	11 Greenway Plaza Houston, TX 77046-1173	1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Main Street Small Cap Fund®

Annual Report to Shareholders	December 31, 2023

Invesco® V.I. Nasdaq 100 Buffer Fund - December

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VINDQD-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco® V.I. Nasdaq 100 Buffer Fund - December (the Fund) underperformed the Nasdaq-100 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	23.38%
Series II Shares	23.18
Nasdaq-100 Index (Price Only)▼	53.81

Source(s): ▼Bloomberg LP

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data re-

leased in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

The Invesco® V.I. Nasdaq 100 Buffer Fund – December seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the Nasdaq-100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer (the “Buffer”) against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

The Fund’s cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 17.25%. This Cap is before considering fees and expenses of the Fund. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. If the Underlying Index experiences returns over an Outcome

Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

 The Fund’s current Outcome Period is twelve months, commencing on January 1, 2024 and ending on December 31, 2024.

 For the one-year period that ended December 31, 2023, the Nasdaq-100 Index (Price Only) returned 53.18%,3 whilst the Invesco® V.I. Nasdaq 100 Buffer Fund – December (Series I Shares) returned 23.38% net of fees. The Fund’s performance information is accessible on the Fund’s website. The Fund’s website also provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.

 The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve its investment objective, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved.

 Thank you for your investment in Invesco® V.I. Nasdaq 100 Buffer Fund - December.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

Portfolio manager(s):

John Burrello

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 12/31/21

1 Source: Bloomberg LP

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (12/31/21)	-3.36%
1 Year	23.38

Series II Shares
Inception (12/31/21)	-3.56%
1 Year	23.18

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco® V.I. Nasdaq 100 Buffer Fund - December, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Supplemental Information

Invesco® V.I. Nasdaq 100 Buffer Fund - December seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the Nasdaq-100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Nasdaq-100 Index® (Price Only) is a price-only index that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Fund Information

Portfolio Composition

By security type	% of total investments

Options Purchased	96.57%

Money Market Funds	3.43

Data presented here are as of December 31, 2023.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Schedule of Investments

December 31, 2023

	Shares	Value

Money Market Funds–4.27%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(b)	108,518	$108,518

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(a)(b)	76,878	76,931

Invesco Treasury Portfolio, Institutional Class, 5.26%(a)(b)	123,005	123,005

Total Money Market Funds (Cost $308,436)		308,454

Shares	Value
Options Purchased–120.35% (Cost $8,693,127)(c)	$8,693,337

TOTAL INVESTMENTS IN SECURITIES–124.62% (Cost $9,001,563)	9,001,791

OTHER ASSETS LESS LIABILITIES–(24.62)%	(1,778,349)

NET ASSETS–100.00%	$7,223,442

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$101,714	$1,530,814	$(1,524,010)	$-	$-	$108,518	$3,861
Invesco Liquid Assets Portfolio, Institutional Class	72,650	1,093,439	(1,089,203)	4	41	76,931	2,558
Invesco Treasury Portfolio, Institutional Class	100,521	1,749,502	(1,727,018)	-	-	123,005	3,794
Total	$274,885	$4,373,755	$(4,340,231)	$4	$41	$308,454	$10,213

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(c)	The table below details options purchased.

Open Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
Invesco QQQ Trust Series 1	Call	01/05/2024	83	USD	331.78	USD	2,753,774	$648,114
Invesco QQQ Trust, Series 1	Call	12/31/2024	45	USD	12.29	USD	55,305	1,782,578

Subtotal Call Options Purchased								2,430,692

Equity Risk
Invesco QQQ Trust, Series 1	Put	12/31/2024	45	USD	409.52	USD	1,842,840	111,575

Total Open Equity Options Purchased								$2,542,267

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
NASDAQ 100 Index	Call	12/31/2024	3	USD	504.78	USD	151,434	$4,881,324
NASDAQ 100 Index	Call	01/05/2024	3	USD	13,630.94	USD	4,089,282	962,287

Subtotal Call Options Purchased								5,843,611

Equity Risk
NASDAQ 100 Index	Put	12/31/2024	3	USD	16,825.93	USD	5,047,779	307,459

Total Open Index Options Purchased								$6,151,070

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Open Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
Invesco QQQ Trust Series 1	Call	01/05/2024	83	USD	7.99	USD	66,317	$(3,331,177)
Invesco QQQ Trust, Series 1	Call	12/31/2024	45	USD	480.16	USD	2,160,720	(49,611)
Subtotal Call Options Purchased								(3,380,788)
Equity Risk
Invesco QQQ Trust, Series 1	Put	12/31/2024	45	USD	368.57	USD	1,658,565	(62,887)
Total Open Equity Options Written								$(3,443,675)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
NASDAQ 100 Index	Call	12/31/2024	3	USD	19,728.40	USD	5,918,520	$(135,765)
NASDAQ 100 Index	Call	01/05/2024	3	USD	328.19	USD	98,457	(4,946,581)
Subtotal Call Options Purchased								(5,082,346)
Equity Risk
NASDAQ 100 Index	Put	12/31/2024	3	USD	15,143.34	USD	4,543,002	(174,498)
Total Open Index Options Written								$(5,256,844)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Statement of Assets and Liabilities December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $8,693,127)	$8,693,337

Investments in affiliated money market funds, at value (Cost $308,436)	308,454

Receivable for: Investments sold	16,406,350

Fund shares sold	245,892

Fund expenses absorbed	70,088

Dividends	1,148

Investment for trustee deferred compensation and retirement plans	6,792

Total assets	25,732,061

Liabilities:
Other investments:
Options written, at value (premiums received $8,703,276)	8,700,519

Payable for:
Investments purchased	9,717,941

Fund shares reacquired	221

Accrued fees to affiliates	46,708

Accrued other operating expenses	36,438

Trustee deferred compensation and retirement plans	6,792

Total liabilities	18,508,619

Net assets applicable to shares outstanding	$7,223,442

Net assets consist of:
Shares of beneficial interest	$7,343,216

Distributable earnings (loss)	(119,774)

$7,223,442

Net Assets:
Series I	$861,201

Series II	$6,362,241

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	92,105

Series II	683,755

Series I:
Net asset value per share	$9.35

Series II:
Net asset value per share	$9.30

Statement of Operations For the year ended December 31, 2023

Investment income:

Dividends	$118

Dividends from affiliated money market funds	10,213

Total investment income	10,331

Expenses:
Advisory fees	23,190

Administrative services fees	5,690

Custodian fees	3,153

Distribution fees - Series II	11,522

Transfer agent fees	273

Trustees’ and officers’ fees and benefits	16,231

Licensing fees	2,025

Reports to shareholders	9,714

Professional services fees	21,369

Other	76

Total expenses	93,243

Less: Fees waived and/or expenses reimbursed	(43,265)

Net expenses	49,978

Net investment income (loss)	(39,647)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,569,212

Affiliated investment securities	41

Option contracts written	(386,185)

1,183,068

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(5,263)

Affiliated investment securities	4

Option contracts written	(255)

(5,514)

Net realized and unrealized gain	1,177,554

Net increase in net assets resulting from operations	$1,137,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income (loss)	$(39,647)	$(39,046)

Net realized gain (loss)	1,183,068	(1,264,515)

Change in net unrealized appreciation (depreciation)	(5,514)	8,499

Net increase (decrease) in net assets resulting from operations	1,137,907	(1,295,062)

Share transactions–net:
Series I	(196,738)	(270,590)

Series II	1,960,925	2,887,068

Net increase in net assets resulting from share transactions	1,764,187	2,616,478

Net increase in net assets	2,902,094	1,321,416

Net assets:
Beginning of year	4,321,348	2,999,932

End of year	$7,223,442	$4,321,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/23	$ 7.57	$(0.04)	$ 1.82	$ 1.78	$ 9.35	23.51%	$ 861	0.70%		1.48%		(0.51)%		0%
Year ended 12/31/22	10.00	(0.05)	(2.38)	(2.43)	7.57	(24.30)	864	0.70		2.92		(0.64)		0
Period ended 12/31/21(d)	10.00	(0.00)	-	(0.00)	10.00	-	1,500	0.70	(e)	428.89	(e)	(0.70	)(e)	0
Series II
Year ended 12/31/23	7.56	(0.07)	1.81	1.74	9.30	23.02	6,362	0.95		1.73		(0.76)		0
Year ended 12/31/22	10.00	(0.07)	(2.37)	(2.44)	7.56	(24.40)	3,458	0.95		3.17		(0.89)		0
Period ended 12/31/21(d)	10.00	(0.00)	-	(0.00)	10.00	-	1,500	0.95	(e)	429.14	(e)	(0.95	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 31, 2021.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco® V.I. Nasdaq 100 Buffer Fund - December (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the Invesco QQQ Trust, which is an affiliated exchange-traded unit investment trust that seeks to track the Underlying Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written – The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties (“Counterparties”) to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or

Invesco® V.I. Nasdaq 100 Buffer Fund - December

receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk - The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.

L.

Capped Return Risk - If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.

M.

Cap Level Change Risk - At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.

N.

Non-Diversified Risk - Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.420%

Over $ 2 billion	0.400%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation

Invesco® V.I. Nasdaq 100 Buffer Fund - December

expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $23,190 and reimbursed fund level expenses of $20,075.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $752 for accounting and fund administrative services and was reimbursed $4,938 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$308,454	$–	$–	$308,454

Options Purchased	–	8,693,337	–	8,693,337

Total Investments in Securities	308,454	8,693,337	–	9,001,791

Other Investments - Liabilities*

Options Written	–	(8,700,519)	–	(8,700,519)

Total Investments	$308,454	$(7,182)	$–	$301,272

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value

Derivative Assets	Equity Risk

Options purchased, at value(a)	$8,693,337

Derivatives not subject to master netting agreements	(8,693,337)

Total Derivative Assets subject to master netting agreements	$–

Value

Derivative Liabilities	Equity Risk

Options written, at value	$(8,700,519)

Derivatives not subject to master netting agreements	8,700,519

Total Derivative Liabilities subject to master netting agreements	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Equity Risk

Realized Gain (Loss):
Options purchased(a)	$(1,118,225)

Options written	(386,185)

Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	(5,263)

Options written	(255)

Total	$(1,509,928)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written

Average notional value	$1,717,869	$3,872,728	$3,095,236	$7,336,096

Average contracts	111	6	111	6

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2023 and 2022.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$51,266

Net unrealized appreciation – investments	11

Temporary book/tax differences	(5,083)

Capital loss carryforward	(165,968)

Shares of beneficial interest	7,343,216

Total net assets	$7,223,442

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$39,980	$125,988	$165,968

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $66,317 and $2,753,752, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$14,166

Aggregate unrealized (depreciation) of investments	(14,155)

Net unrealized appreciation of investments	$11

Cost of investments for tax purposes is $301,261.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $36,228 and undistributed net realized gain (loss) was decreased by $36,228. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	6,097	$56,617	1,556	$13,456

Series II	423,220	3,657,832	395,784	3,582,891

Reacquired:
Series I	(28,026)	(253,355)	(37,522)	(284,046)

Series II	(196,660)	(1,696,907)	(88,589)	(695,823)

Net increase in share activity	204,631	$1,764,187	271,229	$2,616,478

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with the entity whereby the entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to the entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by the entity are also owned beneficially.

In addition, 22% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. Nasdaq 100 Buffer Fund - December

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. Nasdaq 100 Buffer Fund - December (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period December 31, 2021 (commencement date) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period December 31, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,037.80	$3.60	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,036.80	4.88	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Annual Report to Shareholders	December 31, 2023

Invesco® V.I. Nasdaq 100 Buffer Fund - June

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VINDQJ-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco® V.I. Nasdaq 100 Buffer Fund - June (the Fund) underperformed the Nasdaq 100 Index. Because the period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	37.24%
Series II Shares	36.87
Nasdaq-100 Index (Price Only)▼	53.81

Source(s): ▼Bloomberg LP

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 The Invesco® V.I. Nasdaq 100 Buffer Fund – June seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the Nasdaq-100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer (the “Buffer”) against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

 The Fund’s cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 17.00%. This Cap is before considering fees and expenses of the Fund. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

 The Fund’s current Outcome Period is twelve months, commencing on July 1, 2023 and ending on June 30, 2024. This market commentary discussed herein focuses on factors influencing the Nasdaq-100 Index for the fiscal year ended December 31, 2023. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 For the one-year period that ended June 30, 2023, the Nasdaq-100 Index (Price Only) returned 31.95%,3 whilst the Invesco® V.I. Nasdaq 100 Buffer Fund – June (Series I Shares) returned 24.60% net of fees. The Fund’s performance information is accessible on the Fund’s website. The Fund’s website also provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.

 The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve its investment objective, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved.

 Thank you for your investment in Invesco® V.I. Nasdaq 100 Buffer Fund - June.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Portfolio manager(s):

John Burrello

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 6/30/22

1 Source: Bloomberg LP

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (6/30/22)	21.62%
1 Year	37.24

Series II Shares
Inception (6/30/22)	21.31%
1 Year	36.87

Because the period for which performance is shown above does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco® V.I. Nasdaq 100 Buffer Fund - June, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Supplemental Information

Invesco® V.I. Nasdaq 100 Buffer Fund - June seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the Nasdaq-100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Nasdaq-100 Index® (Price Only) is a price-only index that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Fund Information

Portfolio Composition

By security type	% of total investments

Options Purchased	95.96%

Money Market Funds	4.04

Data presented here are as of December 31, 2023.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Schedule of Investments

December 31, 2023

	Shares	Value

Money Market Funds–4.27%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(b)	133,170	$133,170

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(a)(b)	95,109	95,176

Invesco Treasury Portfolio, Institutional Class, 5.26%(a)(b)	152,194	152,194

Total Money Market Funds (Cost $380,532)		380,540

Shares	Value

Options Purchased–101.52% (Cost $8,486,407)(c)	$9,045,181

TOTAL INVESTMENTS IN SECURITIES–105.79% (Cost $8,866,939)	9,425,721

OTHER ASSETS LESS LIABILITIES–(5.79)%	(515,602)

NET ASSETS–100.00%	$8,910,119

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$102,074	$1,704,760	$(1,673,664)	$ -	$ -	$133,170	$ 5,137
Invesco Liquid Assets Portfolio, Institutional Class	72,936	1,217,686	(1,195,487)	(2)	43	95,176	3,550
Invesco Treasury Portfolio, Institutional Class	116,656	1,948,298	(1,912,760)	-	-	152,194	5,548
Total	$291,666	$4,870,744	$(4,781,911)	$(2)	$43	$380,540	$14,235

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(c)	The table below details options purchased.

Open Equity Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

Invesco QQQ Trust, Series 1	Call	06/28/2024	59	USD 11.08	USD 65,372	$2,348,048

Equity Risk

Invesco QQQ Trust, Series 1	Put	06/28/2024	59	USD 369.42	USD 2,179,578	40,995

Total Open Equity Options Purchased						$2,389,043

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

NASDAQ 100 Index	Call	06/28/2024	4	USD 455.38	USD 182,152	$6,540,803

Equity Risk

NASDAQ 100 Index	Put	06/28/2024	4	USD 15,179.21	USD 6,071,684	115,335

Total Open Index Options Purchased						$6,656,138

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

Invesco QQQ Trust, Series 1	Call	06/28/2024	59	USD 432.22	USD 2,550,098	$ (84,285)

Equity Risk

Invesco QQQ Trust, Series 1	Put	06/28/2024	59	USD 332.48	USD 1,961,632	(19,169)

Total Open Equity Options Written						$(103,454)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Open Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

NASDAQ 100 Index	Call	06/28/2024	4	USD 17,759.68	USD 7,103,872	$(234,156)

Equity Risk

NASDAQ 100 Index	Put	06/28/2024	4	USD 13,661.29	USD 5,464,516	(54,705)

Total Open Index Options Written						$(288,861)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $8,486,407)	$9,045,181

Investments in affiliated money market funds, at value (Cost $380,532)	380,540

Receivable for:
Fund expenses absorbed	121,433

Dividends	1,691

Investment for trustee deferred compensation and retirement plans	4,549

Total assets	9,553,394

Liabilities:

Other investments:
Options written, at value (premiums received $530,871)	392,315

Payable for:
Fund shares reacquired	105,778

Accrued fees to affiliates	47,848

Accrued other operating expenses	92,785

Trustee deferred compensation and retirement plans	4,549

Total liabilities	643,275

Net assets applicable to shares outstanding	$8,910,119

Net assets consist of:

Shares of beneficial interest	$8,045,411

Distributable earnings	864,708

$8,910,119

Net Assets:

Series I	$1,586,238

Series II	$7,323,881

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	133,949

Series II	621,096

Series I:
Net asset value per share	$11.84

Series II:
Net asset value per share	$11.79

Statement of Operations

For the year ended December 31, 2023

Investment income:

Dividends from affiliated money market funds	$14,235

Expenses:

Advisory fees	30,423

Administrative services fees	6,512

Custodian fees	3,704

Distribution fees - Series II	13,903

Transfer agent fees	347

Trustees’ and officers’ fees and benefits	14,105

Licensing fees	2,840

Reports to shareholders	14,005

Professional services fees	95,170

Other	404

Total expenses	181,413

Less: Fees waived and/or expenses reimbursed	(117,062)

Net expenses	64,351

Net investment income (loss)	(50,116)

Realized and unrealized gain (loss) from:

Net realized gain from:
Unaffiliated investment securities	1,076,232

Affiliated investment securities	43

Option contracts written	239,992

1,316,267

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	993,295

Affiliated investment securities	(2)

Option contracts written	(120,477)

872,816

Net realized and unrealized gain	2,189,083

Net increase in net assets resulting from operations	$2,138,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Statement of Changes in Net Assets

For the year ended December 31, 2023 and for the period June 30, 2022 (commencement date) through December 31, 2022

	Year Ended December 31, 2023	June 30, 2022 (commencement date) through December 31, 2022
Operations:
Net investment income (loss)	$ (50,116)	$ (22,181)
Net realized gain (loss)	1,316,267	(13,605)
Change in net unrealized appreciation (depreciation)	872,816	(175,478)
Net increase (decrease) in net assets resulting from operations	2,138,967	(211,264)

Distributions to shareholders from distributable earnings:
Series I	(206,624)	–
Series II	(877,415)	–
Total distributions from distributable earnings	(1,084,039)	–

Share transactions–net:
Series I	(211,327)	1,500,000
Series II	2,079,347	4,698,435
Net increase in net assets resulting from share transactions	1,868,020	6,198,435
Net increase in net assets	2,922,948	5,987,171

Net assets:
Beginning of year	5,987,171	–
End of year	$ 8,910,119	$5,987,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/23	$9.78	$(0.06)	$3.69	$3.63	$(1.57)	$11.84	37.24%	$1,586	0.70%		2.31%		(0.50)%		0%
Period ended 12/31/22(d)	10.00	(0.03)	(0.19)	(0.22)	–	9.78	(2.20)	1,467	0.70	(e)	3.31	(e)	(0.60	)(e)	0
Series II
Year ended 12/31/23	9.77	(0.09)	3.68	3.59	(1.57)	11.79	36.87	7,324	0.95		2.56		(0.75)		0
Period ended 12/31/22(d)	10.00	(0.04)	(0.19)	(0.23)	–	9.77	(2.30)	4,520	0.95	(e)	3.56	(e)	(0.85	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of June 30, 2022.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco® V.I. Nasdaq 100 Buffer Fund - June (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the Invesco QQQ Trust, which is an affiliated exchange-traded unit investment trust that seeks to track the Underlying Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities.

Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties (“Counterparties”) to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or

Invesco® V.I. Nasdaq 100 Buffer Fund - June

receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.

L.

Capped Return Risk – If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.

M.

Cap Level Change Risk – At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.

N.

Non-Diversified Risk - Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.420%

Over $2 billion	0.400%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation

Invesco® V.I. Nasdaq 100 Buffer Fund - June

expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $30,709 and reimbursed fund level expenses of $86,353.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $987 for accounting and fund administrative services and was reimbursed $5,525 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$380,540	$–	$–	$380,540

Options Purchased	–	9,045,181	–	9,045,181

Total Investments in Securities	380,540	9,045,181	–	9,425,721

Other Investments - Liabilities*

Options Written	–	(392,315)	–	(392,315)

Total Investments	$380,540	$8,652,866	$–	$9,033,406

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Equity Risk

Options purchased, at value(a)	$9,045,181

Derivatives not subject to master netting agreements	(9,045,181)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Equity Risk

Options written, at value	$(392,315)

Derivatives not subject to master netting agreements	392,315

Total Derivative Liabilities subject to master netting agreements	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain:
Options purchased(a)	$1,076,232

Options written	239,992

Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	993,295

Options written	(120,477)

Total	$2,189,042

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Equity	Index	Equity	Index
	Options	Options	Options	Options
	Purchased	Purchased	Written	Written

Average notional value	$1,997,071	$5,129,175	$4,091,848	$10,444,755

Average contracts	119	7	119	7

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and the period June 30, 2022 (commencement date) through December 31, 2022:

	2023	2022

Ordinary income*	$ 681,033	$–

Long-term capital gain	403,006	–

Total distributions	$1,084,039	$–

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$490,652

Undistributed long-term capital gain	377,455

Net unrealized appreciation – investments	7

Temporary book/tax differences	(3,406)

Shares of beneficial interest	8,045,411

Total net assets	$8,910,119

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2023. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$418,564

Aggregate unrealized (depreciation) of investments	(418,557)

Net unrealized appreciation of investments	$7

Cost of investments for tax purposes is $9,033,399.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $47,848 and undistributed net realized gain was decreased by $47,848. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		December 31, 2022(b)
	Shares	Amount	Shares	Amount

Sold:
Series I	19,101	$228,408	150,001	$1,500,010

Series II	331,885	4,068,129	473,898	4,810,387

Issued as reinvestment of dividends:
Series I	2,535	29,808	–	–

Series II	59,829	700,599	–	–

Invesco® V.I. Nasdaq 100 Buffer Fund - June

	Summary of Share Activity

	Year ended December 31, 2023(a)		December 31, 2022(b)
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(37,687)	$(469,543)	(1)	$(10)

Series II	(233,331)	(2,689,381)	(11,185)	(111,952)

Net increase in share activity	142,332	$1,868,020	612,713	$6,198,435

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 30% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date of June 30, 2022.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. Nasdaq 100 Buffer Fund - June

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. Nasdaq 100 Buffer Fund - June (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period June 30, 2022 (commencement date) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023 and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period June 30, 2022 (commencement date) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,077.20	$3.66	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,075.80	4.97	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$403,006
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. Nasdaq 100 Buffer Fund - June

Annual Report to Shareholders	December 31, 2023

Invesco® V.I. Nasdaq 100 Buffer Fund - March

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VINDQM-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco® V.I. Nasdaq 100 Buffer Fund - March (the Fund) underperformed the Nasdaq 100 Index. Because the period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	36.49%
Series II Shares	36.03
Nasdaq-100 Index (Price Only)▼	53.81

Source(s): ▼Bloomberg LP

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 The Invesco® V.I. Nasdaq 100 Buffer Fund - March seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the Nasdaq-100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer (the “Buffer”) against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

 The Fund’s cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 19.20%. This Cap is before considering fees and expenses of the Fund. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

 The Fund’s current Outcome Period is twelve months, commencing on April 1, 2023 and ending on March 31, 2024. This market commentary discussed herein focuses on factors influencing the Nasdaq-100 Index for the fiscal year ended December 31, 2023. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 For the one-year period that ended March 31, 2023, the Nasdaq-100 Index (Price Only) returned -11.17%,3 whilst the Invesco® V.I. Nasdaq 100 Buffer Fund – March (Series I Shares) returned -3.90% net of fees. The Fund’s performance information is accessible on the Fund’s website. The Fund’s website also provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.

 The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve its investment objective, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved.

 Thank you for your investment in Invesco® V.I. Nasdaq 100 Buffer Fund - March.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Portfolio manager(s):

John Burrello

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 3/31/22

1  Source: Bloomberg LP

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (3/31/22)	6.41%
1 Year	36.49

Series II Shares
Inception (3/31/22)	6.13%
1 Year	36.03

Because the period for which performance is shown above does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco® V.I. Nasdaq 100 Buffer Fund -March, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Supplemental Information

Invesco® V.I. Nasdaq 100 Buffer Fund - March seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the Nasdaq-100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Nasdaq-100 Index® (Price Only) is a price-only index that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Fund Information

Portfolio Composition

By security type	% of total investments

Options Purchased	95.73%

Money Market Funds	4.27

Data presented here are as of December 31, 2023.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Schedule of Investments

December 31, 2023

	Shares	Value

Money Market Funds–4.72%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(b)	175,896	$175,896

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(a)(b)	125,620	125,708

Invesco Treasury Portfolio, Institutional Class, 5.26%(a)(b)	201,024	201,024

Total Money Market Funds (Cost $502,607)		502,628

Shares	Value

Options Purchased–105.87%
(Cost $9,375,053)(c)	$11,273,220

TOTAL INVESTMENTS IN SECURITIES-110.59% (Cost $9,877,660)	11,775,848

OTHER ASSETS LESS LIABILITIES-(10.59)%	(1,127,627)

NET ASSETS-100.00%	$10,648,221

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$36,620	$2,737,223	$(2,597,947)	$-	$-	$175,896	$ 5,506
Invesco Liquid Assets Portfolio, Institutional Class	26,248	1,955,159	(1,855,755)	14	42	125,708	4,033
Invesco Treasury Portfolio, Institutional Class	41,852	3,128,255	(2,969,083)	-	-	201,024	6,281
Total	$104,720	$7,820,637	$(7,422,785)	$14	$42	$502,628	$15,820

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(c)	The table below details options purchased.

Open Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
Invesco QQQ Trust, Series 1	Call	03/28/2024	76	USD 9.63	USD 73,188	$3,037,743
Equity Risk
Invesco QQQ Trust, Series 1	Put	03/28/2024	76	USD 320.93	USD 2,439,068	6,278
Total Open Equity Options Purchased						$3,044,021

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
NASDAQ 100 Index	Call	03/28/2024	5	USD 395.44	USD 197,720	$8,213,912
Equity Risk
NASDAQ 100 Index	Put	03/28/2024	5	USD 13,181.35	USD 6,590,675	15,287
Total Open Index Options Purchased						$8,229,199

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

Invesco QQQ Trust, Series 1	Call	03/28/2024	76	USD 382.55	USD 2,907,380	$(276,528)

Equity Risk

Invesco QQQ Trust, Series 1	Put	03/28/2024	76	USD 288.84	USD 2,195,184	(3,123)

Total Open Equity Options Written						$(279,651)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value

Equity Risk

NASDAQ 100 Index	Call	03/28/2024	5	USD	15,712.17	USD	7,856,085	$(752,112)

Equity Risk

NASDAQ 100 Index	Put	03/28/2024	5	USD	11,863.22	USD	5,931,610	(6,210)

Total Open Index Options Written								$(758,322)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $9,375,053)	$11,273,220

Investments in affiliated money market funds, at value (Cost $502,607)	502,628

Receivable for:
Fund expenses absorbed	69,756

Dividends	1,947

Investment for trustee deferred compensation and retirement plans	5,668

Total assets	11,853,219

Liabilities:
Other investments:
Options written, at value (premiums received $711,200)	1,037,973

Payable for:
Fund shares reacquired	68,048

Accrued fees to affiliates	56,371

Accrued other operating expenses	36,938

Trustee deferred compensation and retirement plans	5,668

Total liabilities	1,204,998

Net assets applicable to shares outstanding	$10,648,221

Net assets consist of:
Shares of beneficial interest	$10,088,807

Distributable earnings	559,414

$10,648,221

Net Assets:
Series I	$1,175,159

Series II	$9,473,062

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	116,599

Series II	944,354

Series I:
Net asset value per share	$10.08

Series II:
Net asset value per share	$10.03

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends from affiliated money market funds	$15,820

Expenses:
Advisory fees	36,801

Administrative services fees	10,213

Custodian fees	3,034

Distribution fees - Series II	18,555

Transfer agent fees	444

Trustees’ and officers’ fees and benefits	16,248

Licensing fees	3,446

Reports to shareholders	9,165

Professional services fees	24,500

Other	(382)

Total expenses	122,024

Less: Fees waived and/or expenses reimbursed	(42,426)

Net expenses	79,598

Net investment income (loss)	(63,778)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(182,340)

Affiliated investment securities	42

Option contracts written	297,556

115,258

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,205,662

Affiliated investment securities	14

Option contracts written	(5,689)

2,199,987

Net realized and unrealized gain	2,315,245

Net increase in net assets resulting from operations	$2,251,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Statement of Changes in Net Assets

For the year ended December 31, 2023 and for the period March 31, 2022 (commencement date) through December 31, 2022

		March 31, 2022
	Year Ended	(commencement date) through
	December 31, 2023	December 31, 2022
Operations:
Net investment income (loss)	$(63,778)	$(21,264)
Net realized gain (loss)	115,258	(21,025)
Change in net unrealized appreciation (depreciation)	2,199,987	(628,572)
Net increase (decrease) in net assets resulting from operations	2,251,467	(670,861)

Distributions to shareholders from distributable earnings:
Series I	(123,822)	–
Series II	(916,335)	–
Total distributions from distributable earnings	(1,040,157)	–

Share transactions–net:
Series I	(368,224)	1,513,161
Series II	6,192,303	2,770,532
Net increase in net assets resulting from share transactions	5,824,079	4,283,693
Net increase in net assets	7,035,389	3,612,832

Net assets:
Beginning of year	3,612,832	–
End of year	$10,648,221	$3,612,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/23	$8.17	$(0.05)	$3.03	$2.98	$(1.07)	$10.08	36.49%	$1,175	0.70%		1.18%		(0.52)%		0%
Period ended 12/31/22(d)	10.00	(0.04)	(1.79)	(1.83)	–	8.17	(18.30)	1,239	0.70	(e)	4.32	(e)	(0.63	)(e)	0
Series II
Year ended 12/31/23	8.16	(0.08)	3.02	2.94	(1.07)	10.03	36.03	9,473	0.95		1.43		(0.77)		0
Period ended 12/31/22(d)	10.00	(0.06)	(1.78)	(1.84)	–	8.16	(18.40)	2,374	0.95	(e)	4.57	(e)	(0.88	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of March 31, 2022.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Notes to Financial Statements

December 31, 2023

NOTE 1—Significant Accounting Policies

Invesco® V.I. Nasdaq 100 Buffer Fund - March (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the Invesco QQQ Trust, which is an affiliated exchange-traded unit investment trust that seeks to track the Underlying Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written – The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties (“Counterparties”) to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or

Invesco® V.I. Nasdaq 100 Buffer Fund - March

receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.

L.

Capped Return Risk – If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.

M.

Cap Level Change Risk – At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.

N.

Non-Diversified Risk – Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.420%

Over $2 billion	0.400%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation

Invesco® V.I. Nasdaq 100 Buffer Fund - March

expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $36,801 and reimbursed fund level expenses of $5,625.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $1,221 for accounting and fund administrative services and was reimbursed $8,992 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$502,628	$–	$–	$502,628

Options Purchased	–	11,273,220	–	11,273,220

Total Investments in Securities	502,628	11,273,220	–	11,775,848

Other Investments - Liabilities*

Options Written	–	(1,037,973)	–	(1,037,973)

Total Investments	$502,628	$10,235,247	$–	$10,737,875

*	Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Equity Risk

Options purchased, at value(a)	$11,273,220

Derivatives not subject to master netting agreements	(11,273,220)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Equity Risk

Options written, at value	$(1,037,973)

Derivatives not subject to master netting agreements	1,037,973

Total Derivative Liabilities subject to master netting agreements	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity Risk
Realized Gain (Loss):
Options purchased(a)	$(182,340)
Options written	297,556
Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	2,205,662
Options written	(5,689)
Total	$2,315,189

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Equity	Index	Equity	Index
	Options	Options	Options	Options
	Purchased	Purchased	Written	Written

Average notional value	$2,894,199	$5,798,583	$5,874,779	$11,775,588

Average contracts	172	9	172	9

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$760,081	$–

Long-term capital gain	280,076	–

Total distributions	$1,040,157	$–

*	Includes short-term capital gain distributions, if any.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$450,496

Undistributed long-term capital gain	272,617

Net unrealized appreciation – investments	11

Temporary book/tax differences	(4,241)

Capital loss carryforward	(159,469)

Shares of beneficial interest	10,088,807

Total net assets	$10,648,221

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$–	$159,469	$159,469

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2023. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,396,343

Aggregate unrealized (depreciation) of investments	(1,396,332)

Net unrealized appreciation of investments	$11

Cost of investments for tax purposes is $10,737,864.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $61,834 and undistributed net realized gain (loss) was decreased by $61,834. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended
	December 31, 2023(a)		December 31, 2022(b)
	Shares	Amount	Shares	Amount
Sold:
Series I	2,220	$21,469	151,516	$1,513,204
Series II	744,664	7,161,533	300,201	2,852,940

Issued as reinvestment of dividends:
Series I	394	3,953	-	-
Series II	79,726	796,467	-	-

Invesco® V.I. Nasdaq 100 Buffer Fund - March

	Summary of Share Activity
	Year ended
	December 31, 2023(a)		December 31, 2022(b)
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(37,526)	$(393,646)	(5)	$(43)

Series II	(171,006)	(1,765,697)	(9,231)	(82,408)

Net increase in share activity	618,472	$5,824,079	442,481	$4,283,693

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 21% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date of March 31, 2022.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. Nasdaq 100 Buffer Fund - March

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. Nasdaq 100 Buffer Fund - March (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period March 31, 2022 (commencement date) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period March 31, 2022 (commencement date) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,070.10	$3.65	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,068.30	4.95	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$280,076
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. Nasdaq 100 Buffer Fund - March

Annual Report to Shareholders	December 31, 2023

Invesco® V.I. Nasdaq 100 Buffer Fund - September

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VINDQS-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco® V.I. Nasdaq 100 Buffer Fund - September (the Fund) underperformed the Nasdaq-100 Index. Because the period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	34.30%
Series II Shares	33.90
Nasdaq-100 Index (Price Only)▼	53.81

Source(s): ▼Bloomberg LP

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 The Invesco® V.I. Nasdaq 100 Buffer Fund – September seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the Nasdaq-100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer (the “Buffer”) against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

 The Fund’s cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 18.90%. This Cap is before considering fees and expenses of the Fund. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

 The Fund’s current Outcome Period is twelve months, commencing on October 1, 2023 and ending on September 30, 2024. This market commentary discussed herein focuses on factors influencing the Nasdaq-100 Index for the fiscal year ended December 31, 2023. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 For the one-year period that ended September 30, 2023, the Nasdaq-100 Index (Price Only) returned 34.13%,3 whilst the Invesco® V.I. Nasdaq 100 Buffer Fund – September (Series I Shares) returned 25.60% net of fees. The Fund’s performance information is accessible on the Fund’s website. The Fund’s website also provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.

 The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve its investment objective, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved.

 Thank you for your investment in Invesco® V.I. Nasdaq 100 Buffer Fund - September.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Portfolio manager(s):

John Burrello

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 9/30/21

1	Source: Bloomberg LP

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (9/30/21)	5.33%
1 Year	34.30

Series II Shares
Inception (9/30/21)	5.08%
1 Year	33.90

Because the period for which performance is shown above does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco® V.I. Nasdaq 100 Buffer Fund -September, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Supplemental Information

Invesco® V.I. Nasdaq 100 Buffer Fund - September seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the Nasdaq-100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Nasdaq-100 Index® (Price Only) is a price-only index that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Fund Information

Portfolio Composition

By security type	% of total investments

Options Purchased	96.12%

Money Market Funds	3.88

Data presented here are as of December 31, 2023.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Schedule of Investments

December 31, 2023

	Shares	Value

Money Market Funds–4.19%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(b)	132,163	$132,163

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(a)(b)	94,141	94,207

Invesco Treasury Portfolio, Institutional Class, 5.26%(a)(b)	150,679	150,679

Total Money Market Funds (Cost $377,034)		377,049

Shares	Value

Options Purchased–103.67%
(Cost $8,513,732)(c)	$9,335,328

TOTAL INVESTMENTS IN SECURITIES–107.86% (Cost $8,890,766)	9,712,377

OTHER ASSETS LESS LIABILITIES–(7.86)%	(707,979)

NET ASSETS–100.00%	$9,004,398

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 77,357	$1,348,378	$(1,293,572)	$ -	$ -	$132,163	$ 3,966
Invesco Liquid Assets Portfolio, Institutional Class	55,192	963,127	(924,147)	11	24	94,207	2,740
Invesco Treasury Portfolio, Institutional Class	83,385	1,541,003	(1,473,709)	-	-	150,679	4,158
Total	$215,934	$3,852,508	$(3,691,428)	$11	$24	$377,049	$10,864

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(c)	The table below details options purchased.

Open Equity Options Purchased
	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

Invesco QQQ Trust, Series 1	Call	09/30/2024	65	USD	10.75	USD	69,875	$2,587,547

Equity Risk

Invesco QQQ Trust, Series 1	Put	09/30/2024	65	USD	358.27	USD	2,328,755	57,600

Total Open Equity Options Purchased								$2,645,147

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased
	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

NASDAQ 100 Index	Call	09/30/2024	4	USD	441.46	USD	176,584	$6,542,671

Equity Risk

NASDAQ 100 Index	Put	09/30/2024	4	USD	14,715.24	USD	5,886,096	147,510

Total Open Index Options Purchased								$6,690,181

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

Invesco QQQ Trust, Series 1	Call	09/30/2024	65	USD	425.98	USD	2,768,870	$(165,774)

Equity Risk

Invesco QQQ Trust, Series 1	Put	09/30/2024	65	USD	322.44	USD	2,095,860	(31,468)

Total Open Equity Options Written								$(197,242)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written

	Type of	Expiration	Number of		Exercise		Notional
Description	Contract	Date	Contracts		Price		Value(a)	Value

Equity Risk

NASDAQ 100 Index	Call	09/30/2024	4	USD	17,496.42	USD	6,998,568	$(421,454)

Equity Risk

NASDAQ 100 Index	Put	09/30/2024	4	USD	13,243.72	USD	5,297,488	(81,426)

Total Open Index Options Written								$(502,880)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $8,513,732)	$9,335,328

Investments in affiliated money market funds, at value (Cost $377,034)	377,049

Receivable for:
Fund shares sold	8,862

Fund expenses absorbed	70,090

Dividends	1,418

Investment for trustee deferred compensation and retirement plans	8,167

Total assets	9,800,914

Liabilities:
Other investments:
Options written, at value (premiums received $560,170)	700,122

Payable for:
Fund shares reacquired	25

Accrued fees to affiliates	51,668

Accrued other operating expenses	36,534

Trustee deferred compensation and retirement plans	8,167

Total liabilities	796,516

Net assets applicable to shares outstanding	$9,004,398

Net assets consist of:
Shares of beneficial interest	$8,285,547

Distributable earnings	718,851

$9,004,398

Net Assets:
Series I	$1,632,057

Series II	$7,372,341

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	151,541

Series II	688,507

Series I:
Net asset value per share	$10.77

Series II:
Net asset value per share	$10.71

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends from affiliated money market funds	$10,864

Expenses:
Advisory fees	26,212

Administrative services fees	4,688

Custodian fees	1,970

Distribution fees - Series II	11,823

Transfer agent fees	273

Trustees’ and officers’ fees and benefits	16,230

Licensing fees	2,656

Reports to shareholders	9,319

Professional services fees	15,970

Other	152

Total expenses	89,293

Less: Fees waived and/or expenses reimbursed	(33,977)

Net expenses	55,316

Net investment income (loss)	(44,452)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	1,086,651

Affiliated investment securities	24

Option contracts written	138,355

1,225,030

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	933,162

Affiliated investment securities	11

Option contracts written	(304,056)

629,117

Net realized and unrealized gain	1,854,147

Net increase in net assets resulting from operations	$1,809,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income (loss)	$(44,452)	$(33,890)

Net realized gain (loss)	1,225,030	(768,586)

Change in net unrealized appreciation (depreciation)	629,117	(138,674)

Net increase (decrease) in net assets resulting from operations	1,809,695	(941,150)

Distributions to shareholders from distributable earnings:
Series I	(70,967)	–

Series II	(301,082)	–

Total distributions from distributable earnings	(372,049)	–

Share transactions–net:
Series I	(71,869)	92,618

Series II	2,902,553	1,923,398

Net increase in net assets resulting from share transactions	2,830,684	2,016,016

Net increase in net assets	4,268,330	1,074,866

Net assets:
Beginning of year	4,736,068	3,661,202

End of year	$9,004,398	$4,736,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/23	$ 8.37	$(0.05)	$ 2.92	$ 2.87	$(0.47)	$10.77	34.30%	$1,632	0.70%		1.24%		(0.53)%		0%
Year ended 12/31/22	10.60	(0.06)	(2.17)	(2.23)	–	8.37	(21.04)	1,336	0.70		2.89		(0.64)		0
Period ended 12/31/21(d)	10.00	(0.02)	0.62	0.60	–	10.60	6.00	1,589	0.70	(e)	7.73	(e)	(0.70	)(e)	0
Series II
Year ended 12/31/23	8.35	(0.08)	2.91	2.83	(0.47)	10.71	33.90	7,372	0.95		1.49		(0.78)		0
Year ended 12/31/22	10.59	(0.08)	(2.16)	(2.24)	–	8.35	(21.15)	3,400	0.95		3.14		(0.89)		0
Period ended 12/31/21(d)	10.00	(0.03)	0.62	0.59	–	10.59	5.90	2,072	0.95	(e)	7.98	(e)	(0.95	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of September 30, 2021.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco® V.I. Nasdaq 100 Buffer Fund - September (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the Invesco QQQ Trust, which is an affiliated exchange-traded unit investment trust that seeks to track the Underlying Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written – The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties (“Counterparties”) to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or

Invesco® V.I. Nasdaq 100 Buffer Fund - September

receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.

L.

Capped Return Risk – If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.

M.

Cap Level Change Risk – At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.

N.

Non-Diversified Risk – Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.420%

Over $ 2 billion	0.400%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation

Invesco® V.I. Nasdaq 100 Buffer Fund - September

expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $26,212 and reimbursed fund level expenses of $7,765.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $791 for accounting and fund administrative services and was reimbursed $3,897 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$377,049	$–	$–	$377,049

Options Purchased	–	9,335,328	–	9,335,328

Total Investments in Securities	377,049	9,335,328	–	9,712,377

Other Investments - Liabilities*

Options Written	–	(700,122)	–	(700,122)

Total Investments	$377,049	$8,635,206	$–	$9,012,255

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Equity
Derivative Assets	Risk

Options purchased, at value(a)	$9,335,328

Derivatives not subject to master netting agreements	(9,335,328)

Total Derivative Assets subject to master netting agreements	$–

Value
Equity
Derivative Liabilities	Risk

Options written, at value	$(700,122)

Derivatives not subject to master netting agreements	700,122

Total Derivative Liabilities subject to master netting agreements	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity
Risk
Realized Gain:
Options purchased(a)	$1,086,651
Options written	138,355
Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	933,162
Options written	(304,056)

Total	$1,854,112

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Equity	Index	Equity	Index
	Options	Options	Options	Options
	Purchased	Purchased	Written	Written

Average notional value	$1,662,957	$4,280,965	$3,447,391	$8,853,613

Average contracts	108	7	108	7

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022
Long-term capital gain	$372,049	$–

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Tax Components of Net Assets at Period-End:
2023

Undistributed ordinary income	$303,897

Undistributed long-term capital gain	421,056

Net unrealized appreciation – investments	12

Temporary book/tax differences	(6,114)

Shares of beneficial interest	8,285,547

Total net assets	$9,004,398

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2023. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$718,674

Aggregate unrealized (depreciation) of investments	(718,662)

Net unrealized appreciation of investments	$12

Cost of investments for tax purposes is $9,012,243.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $41,014 and undistributed net realized gain was decreased by $41,014. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	-	$-	9,753	$94,325

Series II	333,921	3,434,725	315,523	2,838,729

Issued as reinvestment of dividends:
Series I	65	692	-	-

Series II	21,672	230,806	-	-

Reacquired:
Series I	(8,087)	(72,561)	(191)	(1,707)

Series II	(74,390)	(762,978)	(103,888)	(915,331)

Net increase in share activity	273,181	$2,830,684	221,197	$2,016,016

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with the entity whereby the entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to the entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by the entity are also owned beneficially.

In addition, 36% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. Nasdaq 100 Buffer Fund - September

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. Nasdaq 100 Buffer Fund - September (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period September 30, 2021 (commencement date) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period September 30, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,103.10	$3.71	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,102.70	5.03	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$372,049
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Annual Report to Shareholders	December 31, 2023

Invesco® V.I. S&P 500 Buffer Fund - December

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  | MAY LOSE VALUE  | NO BANK GUARANTEE

Invesco Distributors, Inc.	VISP500D-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco® V.I. S&P 500 Buffer Fund - December (the Fund) underperformed the S&P 500 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	19.25%
Series II Shares	18.95
S&P 500 Index (Price Only)▼	24.23

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 The Invesco® V.I. S&P 500 Buffer Fund - December seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer (the “Buffer”) against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

 The Fund’s cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 14.50%. This Cap is before considering fees and expenses of the Fund. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. If the Underlying Index experiences returns over an Outcome

Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

 The Fund’s current Outcome Period is twelve months, commencing on January 1, 2024 and ending on December 31, 2024.

 For the one-year period that ended December 31, 2023, the S&P 500 Index (Price Only) returned 24.23%,3 whilst the Invesco® V.I. S&P 500 Buffer Fund - December (Series I Shares) returned 19.25% net of fees. The Fund’s performance information is accessible on the Fund’s website. The Fund’s website also provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.

 The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve its investment objective, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved.

 Thank you for your investment in Invesco® V.I. S&P 500 Buffer Fund – December.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Portfolio manager(s):

John Burrello

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. S&P 500 Buffer Fund - December

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/21

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (12/31/21)	3.19%
1 Year	19.25

Series II Shares
Inception (12/31/21)	2.95%
1 Year	18.95

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco® V.I. S&P 500 Buffer Fund - December, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco® V.I. S&P 500 Buffer Fund - December

Supplemental Information

Invesco® V.I. S&P 500 Buffer Fund - December seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index (Price Only) is an unmanaged price-only index considered representative of the US stock market.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. S&P 500 Buffer Fund - December

Fund Information

Portfolio Composition

By security type	% of total investments

Options Purchased	91.42%

Money Market Funds	8.58

Data presented here are as of December 31, 2023.

Invesco® V.I. S&P 500 Buffer Fund - December

Schedule of Investments

December 31, 2023

	Shares	Value
Money Market Funds-8.16%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(b)	547,226	$547,226

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(a)(b)	390,246	390,520

Invesco Treasury Portfolio, Institutional Class, 5.26%(a)(b)	625,579	625,579

Total Money Market Funds (Cost $1,563,273)		1,563,325

	Shares	Value
Options Purchased-86.90% (Cost $16,653,125)(c)		$16,652,983

TOTAL INVESTMENTS IN SECURITIES-95.06% (Cost $18,216,398)		18,216,308

OTHER ASSETS LESS LIABILITIES-4.94%		946,823

NET ASSETS-100.00%		$19,163,131

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$136,811	$3,078,459	$(2,668,044)	$ -	$-	$ 547,226	$ 7,393
Invesco Liquid Assets Portfolio, Institutional Class	102,122	2,198,900	(1,910,531)	29	-	390,520	5,165
Invesco Treasury Portfolio, Institutional Class	163,051	3,518,239	(3,055,711)	-	-	625,579	8,086
Total	$401,984	$8,795,598	$(7,634,286)	$29	$-	$1,563,325	$20,644

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(c)	The table below details options purchased.

Open Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
SPDR® S&P 500® ETF Trust	Call	01/05/2024	56	USD 458.92	USD 2,569,952	$95,494

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
S&P 500® Index	Call	01/05/2024	27	USD 4,607.40	USD 12,439,980	$458,111
S&P 500® Mini Index	Call	12/31/2024	335	USD 14.31	USD 479,385	15,355,525

Subtotal Call Options Purchased						15,813,636

Equity Risk
S&P 500® Mini Index	Put	12/31/2024	335	USD 476.98	USD 15,978,830	743,853

Total Open Index Options Purchased						$16,557,489

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
SPDR® S&P 500® ETF Trust	Call	01/05/2024	56	USD 11.47	USD 64,232	$(2,596,607)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

	Open Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

S&P 500® Mini Index	Call	12/31/2024	335	USD 546.14	USD 18,295,690	$(247,813)

S&P 500® Index	Call	01/05/2024	27	USD 115.19	USD 311,013	(12,565,276)

Subtotal Call Options Purchased						(12,813,089)

Equity Risk

S&P 500® Mini Index	Put	12/31/2024	335	USD 429.28	USD 14,380,880	(395,858)

Total Open Index Options Written						$(13,208,947)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

ETF SPDR® USD	–Exchange-Traded Fund –Standard & Poor’s Depositary Receipt –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Statement of Assets and Liabilities December 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $16,653,125)	$16,652,983

Investments in affiliated money market funds, at value (Cost $1,563,273)	1,563,325

Receivable for: Investments sold	30,945,279

Fund shares sold	2,989,196

Fund expenses absorbed	114,256

Dividends	2,770

Investment for trustee deferred compensation and retirement plans	6,805

Total assets	52,274,614

Liabilities:
Other investments:
Options written, at value (premiums received $15,807,820)	15,805,554

Payable for:
Investments purchased	17,155,917

Fund shares reacquired	159

Accrued fees to affiliates	99,453

Accrued other operating expenses	43,595

Trustee deferred compensation and retirement plans	6,805

Total liabilities	33,111,483

Net assets applicable to shares outstanding	$19,163,131

Net assets consist of:
Shares of beneficial interest	$18,039,052

Distributable earnings	1,124,079

$19,163,131

Net Assets:
Series I	$358,772

Series II	$18,804,359

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	34,219

Series II	1,791,545

Series I:
Net asset value per share	$10.48

Series II:
Net asset value per share	$10.50

Statement of Operations For the year ended December 31, 2023

Investment income:

Dividends	$123

Dividends from affiliated money market funds	20,644

Total investment income	20,767

Expenses:
Advisory fees	50,924

Administrative services fees	17,796

Custodian fees	2,711

Distribution fees - Series II	29,222

Transfer agent fees	628

Trustees’ and officers’ fees and benefits	16,288

Licensing fees	6,103

Reports to shareholders	10,109

Professional services fees	20,779

Other	(579)

Total expenses	153,981

Less: Fees waived	(40,258)

Net expenses	113,723

Net investment income (loss)	(92,956)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	1,929,027

Option contracts written	295,527

2,224,554

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(11,210)

Affiliated investment securities	29

Option contracts written	(6,389)

(17,570)

Net realized and unrealized gain	2,206,984

Net increase in net assets resulting from operations	$2,114,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income (loss)	$(92,956)	$(77,198)

Net realized gain (loss)	2,224,554	(862,084)

Change in net unrealized appreciation (depreciation)	(17,570)	19,746

Net increase (decrease) in net assets resulting from operations	2,114,028	(919,536)

Distributions to shareholders from distributable earnings:
Series I	(3,678)	-

Series II	(140,491)	-

Total distributions from distributable earnings	(144,169)	-

Share transactions-net:
Series I	(199,288)	(418,000)

Series II	8,168,398	8,561,743

Net increase in net assets resulting from share transactions	7,969,110	8,143,743

Net increase in net assets	9,938,969	7,224,207

Net assets:
Beginning of year	9,224,162	1,999,955

End of year	$19,163,131	$9,224,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/23	$ 8.96	$(0.05)	$ 1.68	$ 1.63	$(0.11)	$10.48	18.17%	$ 359	0.70%		1.03%		(0.53)%		0%
Year ended 12/31/22	10.00	(0.06)	(0.98)	(1.04)	-	8.96	(10.40)	477	0.70		1.90		(0.64)		0
Period ended 12/31/21(d)	10.00	(0.00)	-	(0.00)	-	10.00	-	1,000	0.70	(e)	643.01	(e)	(0.70	)(e)	0
Series II
Year ended 12/31/23	8.93	(0.08)	1.76	1.68	(0.11)	10.50	18.80	18,804	0.95		1.28		(0.78)		0
Year ended 12/31/22	10.00	(0.08)	(0.99)	(1.07)	-	8.93	(10.70)	8,748	0.95		2.15		(0.89)		0
Period ended 12/31/21(d)	10.00	(0.00)	-	(0.00)	-	10.00	-	1,000	0.95	(e)	643.26	(e)	(0.95	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 31, 2021.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco® V.I. S&P 500 Buffer Fund - December (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the Underlying Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco® V.I. S&P 500 Buffer Fund - December

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties (“Counterparties”) to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or

Invesco® V.I. S&P 500 Buffer Fund - December

receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.
J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses forshares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.

L.

Capped Return Risk – If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.

M.

Cap Level Change Risk – At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.

N.

Non-Diversified Risk – Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.420%

Over $2 billion	0.400%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation

Invesco® V.I. S&P 500 Buffer Fund - December

expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $40,258.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $1,670 for accounting and fund administrative services and was reimbursed $16,126 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as

Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$1,563,325	$ –	$–	$ 1,563,325

Options Purchased	–	16,652,983	–	16,652,983

Total Investments in Securities	1,563,325	16,652,983	–	18,216,308

Other Investments - Liabilities*

Options Written	–	(15,805,554)	–	(15,805,554)

Total Investments	$1,563,325	$ 847,429	$–	$ 2,410,754

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco® V.I. S&P 500 Buffer Fund - December

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Equity
Derivative Assets	Risk

Options purchased, at value(a)	$16,652,983

Derivatives not subject to master netting agreements	(16,652,983)

Total Derivative Assets subject to master netting agreements	$–

Value
Equity
Derivative Liabilities	Risk

Options written, at value	$(15,805,554)

Derivatives not subject to master netting agreements	15,805,554

Total Derivative Liabilities subject to master netting agreements	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity
Risk

Realized Gain (Loss):
Options purchased(a)	$(576,673)

Options written	295,527

Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	(11,210)

Options written	(6,389)

Total	$(298,745)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Equity	Index	Equity	Index
	Options	Options	Options	Options
	Purchased	Purchased	Written	Written

Average notional value	$1,884,955	$11,108,501	$3,411,878	$20,487,455

Average contracts	90	102	90	102

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$111,083	$–

Long-term capital gain	33,086	–

Total distributions	$144,169	$–

*	Includes short-term capital gain distributions, if any.

Invesco® V.I. S&P 500 Buffer Fund - December

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$564,134

Undistributed long-term capital gain	565,004

Net unrealized appreciation – investments	35

Temporary book/tax differences	(5,094)

Shares of beneficial interest	18,039,052

Total net assets	$19,163,131

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $64,232 and $2,569,931, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$34,284

Aggregate unrealized (depreciation) of investments	(34,249)

Net unrealized appreciation of investments	$35

 Cost of investments for tax purposes is $2,410,719.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $91,304 and undistributed net realized gain was decreased by $91,304. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	32,773	$323,726	-	$-

Series II	1,133,923	11,389,877	1,009,873	9,715,840

Issued as reinvestment of dividends:
Series I	338	3,549	-	-

Series II	13,420	140,373	-	-

Reacquired:
Series I	(52,083)	(526,563)	(46,809)	(418,000)

Series II	(334,989)	(3,361,852)	(130,682)	(1,154,097)

Net increase in share activity	793,382	$7,969,110	832,382	$8,143,743

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 84% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco® V.I. S&P 500 Buffer Fund - December

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. S&P 500 Buffer Fund - December

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. S&P 500 Buffer Fund - December (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period December 31, 2021 (commencement date) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period December 31, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. S&P 500 Buffer Fund - December

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,055.40	$3.63	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,055.70	4.92	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco® V.I. S&P 500 Buffer Fund - December

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$33,086
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees – (continued)
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. S&P 500 Buffer Fund - December

Annual Report to Shareholders	December 31, 2023

Invesco® V.I. S&P 500 Buffer Fund – June

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VISP500J-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco® V.I. S&P 500 Buffer Fund - June (the Fund) underperformed the S&P 500 Index. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	19.20%
Series II Shares	18.95
S&P 500 Index (Price Only)▼	24.23

Source(s): ▼Rimes Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 The Invesco® V.I. S&P 500 Buffer Fund – June seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer (the “Buffer”) against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

 The Fund’s cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 13.10%. This Cap is before considering fees and expenses of the Fund. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

 The Fund’s current Outcome Period is twelve months, commencing on July 1, 2023 and ending on June 30, 2024. This market commentary discussed herein focuses on factors influencing the S&P 500 Index for the fiscal year ended December 31, 2023. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 For the one-year period that ended June 30, 2023, the S&P 500 Index (Price Only) returned 17.57%,3 whilst the Invesco® V.I. S&P 500 Buffer Fund - June (Series I Shares) returned 16.06% net of fees. The Fund’s performance information is accessible on the Fund’s website. The Fund’s website also provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.

 The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve its investment objective, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved.

 Thank you for your investment in Invesco® V.I. S&P 500 Buffer Fund – June.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Invesco® V.I. S&P 500 Buffer Fund – June

Portfolio manager(s):

John Burrello

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. S&P 500 Buffer Fund – June

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 6/30/22

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/23
Series I Shares
Inception (6/30/22)	14.29%
1 Year	19.20

Series II Shares
Inception (6/30/22)	13.98%
1 Year	18.95

Because the period for which performance is shown above does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco® V.I. S&P 500 Buffer Fund -June, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco® V.I. S&P 500 Buffer Fund – June

Supplemental Information

Invesco® V.I. S&P 500 Buffer Fund - June seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index (Price Only) is an unmanaged price-only index considered representative of the US stock market.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. S&P 500 Buffer Fund – June

Fund Information

Portfolio Composition

By security type	% of total investments

Open Index Options Purchased	95.85%

Money Market Funds	4.15

Data presented here are as of December 31, 2023.

Invesco® V.I. S&P 500 Buffer Fund – June

Schedule of Investments

December 31, 2023

	Shares	Value

Money Market Funds–4.31%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(b)	424,515	$ 424,515

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(a)(b)	303,168	303,380

Invesco Treasury Portfolio, Institutional Class, 5.26%(a)(b)	485,160	485,160

Total Money Market Funds (Cost $1,212,926)		1,213,055

Shares	Value

Options Purchased–99.52%
(Cost $27,671,702)(c)	$28,023,705

TOTAL INVESTMENTS IN SECURITIES–103.83% (Cost $28,884,628)	29,236,760

OTHER ASSETS LESS LIABILITIES–(3.83)%	(1,078,384)

NET ASSETS–100.00%	$28,158,376

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$160,718	$10,545,346	$(10,281,549)	$ -	$ -	$ 424,515	$14,552
Invesco Liquid Assets Portfolio, Institutional Class	114,828	7,532,391	(7,343,952)	127	(14)	303,380	10,296
Invesco Treasury Portfolio, Institutional Class	183,678	12,051,824	(11,750,342)	-	-	485,160	16,057
Total	$459,224	$30,129,561	$(29,375,843)	$127	$(14)	$1,213,055	$40,905

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(c)	The table below details options purchased.

Open Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

S&P 500® Index	Call	06/28/2024	598	USD 13.35	USD 798,330	$27,590,695

Equity Risk

S&P 500® Index	Put	06/28/2024	598	USD 445.04	USD 26,613,392	433,010

Total Open Index Options Purchased						$28,023,705

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

S&P 500® Index	Call	06/28/2024	598	USD 503.34	USD 30,099,732	$(575,148)

Equity Risk

S&P 500® Index	Put	06/28/2024	598	USD 400.54	USD 23,952,292	(186,045)

Total Open Index Options Written						$(761,193)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund – June

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $27,671,702)	$28,023,705

Investments in affiliated money market funds, at value (Cost $1,212,926)	1,213,055

Receivable for:
Fund expenses absorbed	895

Dividends	4,638

Investment for trustee deferred compensation and retirement plans	4,557

Total assets	29,246,850

Liabilities:
Other investments:
Options written, at value (premiums received $2,084,708)	761,193

Payable for:
Fund shares reacquired	264,815

Accrued fees to affiliates	15,371

Accrued other operating expenses	42,538

Trustee deferred compensation and retirement plans	4,557

Total liabilities	1,088,474

Net assets applicable to shares outstanding	$28,158,376

Net assets consist of:
Shares of beneficial interest	$25,836,779

Distributable earnings	2,321,597

$28,158,376

Net Assets:
Series I	$ 1,564,636

Series II	$26,593,740

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	130,821

Series II	2,233,278

Series I:
Net asset value per share	$ 11.96

Series II:
Net asset value per share	$ 11.91

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends from affiliated money market funds	$ 40,905

Expenses:
Advisory fees	75,517

Administrative services fees	25,354

Custodian fees	3,653

Distribution fees - Series II	41,551

Transfer agent fees	847

Trustees’ and officers’ fees and benefits	15,542

Licensing fees	9,372

Reports to shareholders	13,485

Professional services fees	40,889

Other	295

Total expenses	226,505

Less: Fees waived	(59,841)

Net expenses	166,664

Net investment income (loss)	(125,759)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	627,064

Affiliated investment securities	(14)

Option contracts written	638,349

1,265,399

Change in net unrealized appreciation of:
Unaffiliated investment securities	639,474

Affiliated investment securities	127

Option contracts written	936,658

1,576,259

Net realized and unrealized gain	2,841,658

Net increase in net assets resulting from operations	$2,715,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund – June

Statement of Changes in Net Assets

For the year ended December 31, 2023 and for the period June 30, 2022 (commencement date) through December 31, 2022

	Year Ended December 31, 2023	June 30, 2022 (commencement date) through December 31, 2022

Operations:
Net investment income (loss)	$ (125,759)	$ (32,674)

Net realized gain	1,265,399	342

Change in net unrealized appreciation	1,576,259	99,388

Net increase in net assets resulting from operations	2,715,899	67,056

Distributions to shareholders from distributable earnings:
Series I	(22,366)	(7,580)

Series II	(382,785)	(68,489)

Total distributions from distributable earnings	(405,151)	(76,069)

Share transactions–net:
Series I	308,209	1,000,000

Series II	15,200,623	9,347,809

Net increase in net assets resulting from share transactions	15,508,832	10,347,809

Net increase in net assets	17,819,580	10,338,796

Net assets:
Beginning of year	10,338,796	–

End of year	$28,158,376	$10,338,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund – June

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/23	$10.18	$(0.05)	$2.00	$1.95	$(0.17)	$11.96	19.20%	$ 1,565	0.70%		1.03%		(0.47)%		0%
Period ended 12/31/22(d)	10.00	(0.03)	0.29	0.26	(0.08)	10.18	2.56	1,018	0.70	(e)	2.52	(e)	(0.59	)(e)	0
Series II
Year ended 12/31/23	10.16	(0.08)	2.00	1.92	(0.17)	11.91	18.95	26,594	0.95		1.28		(0.72)		0
Period ended 12/31/22(d)	10.00	(0.04)	0.28	0.24	(0.08)	10.16	2.36	9,321	0.95	(e)	2.77	(e)	(0.84	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of June 30, 2022.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund – June

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco® V.I. S&P 500 Buffer Fund – June (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the Underlying Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco® V.I. S&P 500 Buffer Fund – June

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties (“Counterparties”) to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or

Invesco® V.I. S&P 500 Buffer Fund – June

receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.

L.

Capped Return Risk – If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.

M.

Cap Level Change Risk – At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.

N.

Non-Diversified Risk – Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.420%

Over $2 billion	0.400%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation

Invesco® V.I. S&P 500 Buffer Fund – June

expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $59,841.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $2,481 for accounting and fund administrative services and was reimbursed $22,873 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$1,213,055	$–	$–	$1,213,055

Options Purchased	–	28,023,705	–	28,023,705

Total Investments in Securities	1,213,055	28,023,705	–	29,236,760

Other Investments - Liabilities*

Options Written	–	(761,193)	–	(761,193)

Total Investments	$1,213,055	$27,262,512	$–	$28,475,567

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco® V.I. S&P 500 Buffer Fund – June

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Equity
Derivative Assets	Risk

Options purchased, at value(a)	$28,023,705

Derivatives not subject to master netting agreements	(28,023,705)

Total Derivative Assets subject to master netting agreements	$–

Value
Equity
Derivative Liabilities	Risk

Options written, at value	$(761,193)

Derivatives not subject to master netting agreements	761,193

Total Derivative Liabilities subject to master netting agreements	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Equity
Risk
Realized Gain:
Options purchased(a)	$627,063
Options written	638,349
Change in Net Unrealized Appreciation:
Options purchased(a)	639,474
Options written	936,658

Total	$2,841,544

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Equity	Index	Equity	Index
	Options	Options	Options	Options
	Purchased	Purchased	Written	Written

Average notional value	$4,316,679	$16,694,655	$8,895,984	$33,133,511

Average contracts	222	636	222	636

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco® V.I. S&P 500 Buffer Fund – June

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended December 31, 2023 and the period June 30, 2022 (commencement date) through December 31, 2022:

	2023	2022
Ordinary income*	$398,111	$32,013
Long-term capital gain	7,040	44,056
Total distributions	$405,151	$76,069

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2023

Undistributed ordinary income	$961,930

Undistributed long-term capital gain	1,362,987

Net unrealized appreciation – investments	91

Temporary book/tax differences	(3,411)

Shares of beneficial interest	25,836,779

Total net assets	$28,158,376

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2023. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$818,623

Aggregate unrealized (depreciation) of investments	(818,532)

Net unrealized appreciation of investments	$91

Cost of investments for tax purposes is $28,475,476.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $123,485 and undistributed net realized gain was decreased by $123,485. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2023(a)		December 31, 2022(b)
	Shares	Amount	Shares	Amount

Sold:
Series I	155,742	$1,748,172	100,001	$1,000,010

Series II	1,895,865	21,592,471	922,857	9,404,470

Issued as reinvestment of dividends:
Series I	1,873	22,193	-	-

Series II	32,454	382,611	5,989	60,909

Invesco® V.I. S&P 500 Buffer Fund – June

	Summary of Share Activity

	Year ended December 31, 2023(a)		December 31, 2022(b)
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(126,794)	$(1,462,156)	(1)	$(10)

Series II	(612,251)	(6,774,459)	(11,636)	(117,570)

Net increase in share activity	1,346,889	$15,508,832	1,017,210	$10,347,809

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 97% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with the entity whereby the entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to the entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by the entity are also owned beneficially.

(b)	Commencement date of June 30, 2022.

Invesco® V.I. S&P 500 Buffer Fund – June

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. S&P 500 Buffer Fund - June

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. S&P 500 Buffer Fund - June (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period June 30, 2022 (commencement date) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023 and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period June 30, 2022 (commencement date) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. S&P 500 Buffer Fund – June

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,053.40	$3.62	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,051.80	4.91	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco® V.I. S&P 500 Buffer Fund – June

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$7,040
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. S&P 500 Buffer Fund – June

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. S&P 500 Buffer Fund – June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco® V.I. S&P 500 Buffer Fund – June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco® V.I. S&P 500 Buffer Fund – June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund – June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund – June

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin 787 Seventh Avenue New York, NY 10019	Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco® V.I. S&P 500 Buffer Fund – June

Annual Report to Shareholders	December 31, 2023

Invesco® V.I. S&P 500 Buffer Fund - March

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VISP500M-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco® V.I. S&P 500 Buffer Fund - March (the Fund) underperformed the S&P 500 Index. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	20.54%
Series II Shares	20.25
S&P 500 Index (Price Only)▼	24.23
Source(s): ▼Rimes Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

 Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 The Invesco® V.I. S&P 500 Buffer Fund - March seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer (the “Buffer”) against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

 The Fund’s cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 15.80%. This Cap is before considering fees and expenses of the Fund. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

 The Fund’s current Outcome Period is twelve months, commencing on April 1, 2023 and ending on March 31, 2024. This market commentary discussed herein focuses on factors influencing the S&P 500 Index for the fiscal year ended December 31, 2023. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 For the one-year period that ended March 31, 2023, the S&P 500 Index (Price Only) returned -9.29%,3 whilst the Invesco® V.I. S&P 500 Buffer Fund - March (Series I Shares) returned -1.10% net of fees. The Fund’s performance information is accessible on the Fund’s website. The Fund’s website also provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.

 The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve its investment objective, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved.

 Thank you for your investment in Invesco® V.I. S&P 500 Buffer Fund – March.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

Invesco® V.I. S&P 500 Buffer Fund - March

Portfolio manager(s):

John Burrello

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. S&P 500 Buffer Fund - March

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 3/31/22

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (3/31/22)	6.08%
1 Year	20.54

Series II Shares
Inception (3/31/22)	5.80%
1 Year	20.25

Because the period for which performance is shown above does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco® V.I. S&P 500 Buffer Fund -March, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco® V.I. S&P 500 Buffer Fund - March

Supplemental Information

Invesco® V.I. S&P 500 Buffer Fund - March seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index (Price Only) is an unmanaged price-only index considered representative of the US stock market.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. S&P 500 Buffer Fund - March

Fund Information

Portfolio Composition

By security type	% of total investments

Options Purchased	96.72%
Money Market Funds	3.28

Data presented here are as of December 31, 2023.

Invesco® V.I. S&P 500 Buffer Fund - March

Schedule of Investments

December 31, 2023

	Shares	Value
Money Market Funds–3.77%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(b)	271,951	$271,951

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(a)(b)	194,253	194,389

Invesco Treasury Portfolio, Institutional Class, 5.26%(a)(b)	310,801	310,801

Total Money Market Funds (Cost $777,067)		777,141

Shares	Value
Options Purchased–111.09%
(Cost $20,625,985)(c)	$22,917,146

TOTAL INVESTMENTS IN SECURITIES-114.86% (Cost $21,403,052)	23,694,287

OTHER ASSETS LESS LIABILITIES-(14.86)%	(3,064,851)

NET ASSETS–100.00%	$20,629,436

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 63,143	$3,709,707	$ (3,500,899)	$ -	$ -	$271,951	$10,803
Invesco Liquid Assets Portfolio, Institutional Class	45,194	2,649,791	(2,500,716)	55	65	194,389	7,905
Invesco Treasury Portfolio, Institutional Class	72,163	4,239,666	(4,001,028)	-	-	310,801	12,324
Total	$180,500	$10,599,164	$(10,002,643)	$55	$65	$777,141	$31,032

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(c)	The table below details options purchased.

Open Equity Options Purchased

	Type of	Expiration	Number of	Exercise			Notional
Description	Contract	Date	Contracts	Price			Value(a)	Value

Equity Risk

SPDR S&P 500 ETF Trust	Call	03/28/2024	43	USD	12.28	USD	52,804	$1,987,536

Equity Risk

SPDR S&P 500 ETF Trust	Put	03/28/2024	43	USD	409.39	USD	1,760,377	5,599

Total Open Equity Options Purchased								$1,993,135

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

S&P 500® Index	Call	03/28/2024	45	USD	123.28	USD	554,760	$20,865,867

Equity Risk

S&P 500® Index	Put	03/28/2024	45	USD	4,109.31	USD	18,491,895	58,144

Total Open Index Options Purchased								$20,924,011

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

SPDR S&P 500 ETF Trust	Call	03/28/2024	43	USD	474.07	USD	2,038,501	$(67,098)

Equity Risk

SPDR S&P 500 ETF Trust	Put	03/28/2024	43	USD	368.45	USD	1,584,335	(2,484)

Total Open Equity Options Written								$(69,582)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - March

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

S&P 500® Index	Call	03/28/2024	45	USD	4,758.58	USD	21,413,610	$(695,907)

Equity Risk

S&P 500® Index	Put	03/28/2024	45	USD	3,698.38	USD	16,642,710	(24,023)

Total Open Index Options Written								$(719,930)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

ETF    –Exchange-Traded Fund

SPDR   –Standard & Poor’s Depositary Receipt

USD   –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - March

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $20,625,985)	$22,917,146

Investments in affiliated money market funds, at value (Cost $777,067)	777,141

Receivable for:
Dividends	3,609

Investment for trustee deferred compensation and retirement plans	5,688

Total assets	23,703,584

Liabilities:
Other investments:
Options written, at value (premiums received $1,124,277)	789,512

Payable for:
Fund shares reacquired	2,221,469

Accrued fees to affiliates	12,134

Accrued other operating expenses	45,345

Trustee deferred compensation and retirement plans	5,688

Total liabilities	3,074,148

Net assets applicable to shares outstanding	$20,629,436

Net assets consist of:
Shares of beneficial interest	$18,750,970

Distributable earnings	1,878,466

$20,629,436

Net Assets:
Series I	$16,139

Series II	$20,613,297

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,500

Series II	1,924,295

Series I:
Net asset value per share	$10.76

Series II:
Net asset value per share	$10.71

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends from affiliated money market funds	$31,032

Expenses:
Advisory fees	80,688

Administrative services fees	28,539

Custodian fees	1,911

Distribution fees - Series II	47,411

Transfer agent fees	976

Trustees’ and officers’ fees and benefits	16,327

Licensing fees	9,613

Reports to shareholders	9,409

Professional services fees	27,982

Other	(1,413)

Total expenses	221,443

Less: Fees waived and/or expenses reimbursed	(40,120)

Net expenses	181,323

Net investment income (loss)	(150,291)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(716,856)

Affiliated investment securities	65

Option contracts written	796,933

80,142

Change in net unrealized appreciation of:
Unaffiliated investment securities	3,168,876

Affiliated investment securities	55

Option contracts written	270,627

3,439,558

Net realized and unrealized gain	3,519,700

Net increase in net assets resulting from operations	$3,369,409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - March

Statement of Changes in Net Assets

For the year ended December 31, 2023 and for the period March 31, 2022 (commencement date) through December 31, 2022

	Year Ended December 31, 2023	March 31, 2022 (commencement date) through December 31, 2022
Operations:
Net investment income (loss)	$ (150,291)	$ (69,104)
Net realized gain	80,142	73
Change in net unrealized appreciation (depreciation)	3,439,558	(813,558)
Net increase (decrease) in net assets resulting from operations	3,369,409	(882,589)

Distributions to shareholders from distributable earnings:
Series I	(491)	–
Series II	(674,661)	–
Total distributions from distributable earnings	(675,152)	–

Share transactions–net:
Series I	(974,165)	1,000,000
Series II	7,847,229	10,944,704
Net increase in net assets resulting from share transactions	6,873,064	11,944,704
Net increase in net assets	9,567,321	11,062,115

Net assets:
Beginning of year	11,062,115	–
End of year	$20,629,436	$11,062,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - March

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$ 9.20	$(0.05)	$ 1.94	$ 1.89	$(0.33)	$10.76	20.54%	$ 16	0.70%	0.91%	(0.54)%	0%
Period ended 12/31/22(d)	10.00	(0.04)	(0.76)	(0.80)	–	9.20	(8.00)	920	0.70(e)	1.96(e)	(0.64)(e)	0
Series II
Year ended 12/31/23	9.18	(0.08)	1.94	1.86	(0.33)	10.71	20.25	20,613	0.95	1.16	(0.79)	0
Period ended 12/31/22(d)	10.00	(0.06)	(0.76)	(0.82)	–	9.18	(8.20)	10,142	0.95(e)	2.21(e)	(0.89)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of March 31, 2022.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - March

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco® V.I. S&P 500 Buffer Fund - March (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the Underlying Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco® V.I. S&P 500 Buffer Fund - March

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties (“Counterparties”) to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or

Invesco® V.I. S&P 500 Buffer Fund - March

receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk - The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses forshares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.

L.

Capped Return Risk - If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.

M.

Cap Level Change Risk - At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.

N.

Non-Diversified Risk - Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.420%

Over $2 billion	0.400%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation

Invesco® V.I. S&P 500 Buffer Fund - March

expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $40,120.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $2,711 for accounting and fund administrative services and was reimbursed $25,828 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$777,141	$–	$–	$777,141

Options Purchased	–	22,917,146	–	22,917,146

Total Investments in Securities	777,141	22,917,146	–	23,694,287

Other Investments - Liabilities*

Options Written	–	(789,512)	–	(789,512)

Total Investments	$777,141	$22,127,634	$–	$22,904,775

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco® V.I. S&P 500 Buffer Fund - March

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value

Derivative Assets	Equity Risk

Options purchased, at value(a)	$22,917,146

Derivatives not subject to master netting agreements	(22,917,146)

Total Derivative Assets subject to master netting agreements	$–

Value

Derivative Liabilities	Equity Risk

Options written, at value	$(789,512)

Derivatives not subject to master netting agreements	789,512

Total Derivative Liabilities subject to master netting agreements	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Equity Risk

Realized Gain (Loss):
Options purchased(a)	$(716,856)

Options written	796,933

Change in Net Unrealized Appreciation:
Options purchased(a)	3,168,876

Options written	270,627

Total	$3,519,580

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Equity	Index	Equity	Index
	Options	Options	Options	Options
	Purchased	Purchased	Written	Written
Average notional value	$2,151,311	$17,046,894	$4,294,017	$34,041,656
Average contracts	100	80	100	80

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$345,009	$–

Long-term capital gain	330,143	–

Total distributions	$675,152	$–

*	Includes short-term capital gain distributions, if any.

Invesco® V.I. S&P 500 Buffer Fund - March

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$941,177

Undistributed long-term capital gain	941,508

Net unrealized appreciation – investments	39

Temporary book/tax differences	(4,258)

Shares of beneficial interest	18,750,970

Total net assets	$20,629,436

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2023. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,534,804

Aggregate unrealized (depreciation) of investments	(1,534,765)

Net unrealized appreciation of investments	$39

Cost of investments for tax purposes is $22,904,736.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $148,339 and undistributed net realized gain (loss) was decreased by $148,339. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended December 31, 2023(a)		December 31, 2022(b)
	Shares	Amount	Shares	Amount
Sold:
Series I	-	$ -	100,001	$1,000,010

Series II	1,444,002	14,316,865	1,150,875	11,356,942

Issued as reinvestment of dividends:
Series II	63,362	674,171	-	-

Reacquired:
Series I	(98,500)	(974,165)	(1)	(10)

Series II	(687,761)	(7,143,807)	(46,183)	(412,238)

Net increase in share activity	721,103	$6,873,064	1,204,692	$11,944,704

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 100% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of March 31, 2022.

Invesco® V.I. S&P 500 Buffer Fund - March

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. S&P 500 Buffer Fund - March

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. S&P 500 Buffer Fund - March (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period March 31, 2022 (commencement date) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period March 31, 2022 (commencement date) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. S&P 500 Buffer Fund - March

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,205.40	$3.89	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,202.50	5.27	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco® V.I. S&P 500 Buffer Fund - March

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$330,143
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. S&P 500 Buffer Fund - March

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None

Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. S&P 500 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco® V.I. S&P 500 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco® V.I. S&P 500 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A

Andrew R. Schlossberg –1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - March

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. –1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. S&P 500 Buffer Fund - March

Annual Report to Shareholders	December 31, 2023

Invesco® V.I. S&P 500 Buffer Fund - September

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VISP500S-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco® V.I. S&P 500 Buffer Fund - September (the Fund) underperformed the S&P 500 Index. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	20.20%
Series II Shares	20.05
S&P 500 Index (Price Only)▼	24.23

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

 US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

 The Invesco® V.I. S&P 500 Buffer Fund - September seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer (the “Buffer”) against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

The Fund’s cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 16.00%. This Cap is before considering fees and expenses of the Fund. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

 The Fund’s current Outcome Period is twelve months, commencing on October 1, 2023 and ending on September 30, 2024. This market commentary discussed herein focuses on factors influencing the S&P 500 Index for the fiscal year ended December 31, 2023. Because this period does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

 For the one-year period that ended September 30, 2023, the S&P 500 Index (Price Only) returned 19.59%,3 whilst the Invesco® V.I. S&P 500 Buffer Fund - September (Series I Shares) returned 18.50% net of fees. The Fund’s performance information is accessible on the Fund’s website. The Fund’s web-site also provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.

 The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve its investment objective, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved.

 Thank you for your investment in Invesco® V.I. S&P 500 Buffer Fund - September.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

Invesco® V.I. S&P 500 Buffer Fund - September

Portfolio manager(s):

John Burrello

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. S&P 500 Buffer Fund - September

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 9/30/21

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (9/30/21)	6.44%
1 Year	20.20

Series II Shares
Inception (9/30/21)	6.23%
1 Year	20.05

Because the period for which performance is shown above does not align with the current Outcome Period of the Fund, the Fund’s performance stated over the reporting period does not align with the investment objective of the Fund for the current Outcome Period.

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco® V.I. S&P 500 Buffer Fund -September, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco® V.I. S&P 500 Buffer Fund - September

Supplemental Information

Invesco® V.I. S&P 500 Buffer Fund - September seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index (Price Only) is an unmanaged price-only index considered representative of the US stock market.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. S&P 500 Buffer Fund - September

Fund Information

Portfolio Composition

By security type	% of total investments

Options Purchased	96.52%

Money Market Funds	3.48

Data presented here are as of December 31, 2023.

Invesco® V.I. S&P 500 Buffer Fund - September

Schedule of Investments

December 31, 2023

	Shares	Value

Money Market Funds–3.67%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(a)(b)	457,584	$457,584

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(a)(b)	326,818	327,047

Invesco Treasury Portfolio, Institutional Class, 5.26%(a)(b)	523,159	523,159

Total Money Market Funds (Cost $1,307,660)		1,307,790

	Shares	Value

Options Purchased-101.69% (Cost $33,554,325)(c)		$36,221,124

TOTAL INVESTMENTS IN SECURITIES-105.36% (Cost $34,861,985)		37,528,914

OTHER ASSETS LESS LIABILITIES–(5.36)%		(1,908,364)

NET ASSETS-100.00%		$35,620,550

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$139,249	$6,542,539	$(6,224,204)	$ -	$ -	$ 457,584	$13,179
Invesco Liquid Assets Portfolio, Institutional Class	99,463	4,673,243	(4,445,849)	130	60	327,047	9,255
Invesco Treasury Portfolio, Institutional Class	161,027	7,477,187	(7,115,055)	-	-	523,159	14,474
Total	$399,739	$18,692,969	$(17,785,108)	$130	$60	$1,307,790	$36,908

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(c)	The table below details options purchased.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Index	Call	09/30/2024	772	USD	12.86	USD	992,792	$35,551,976
Equity Risk
S&P 500® Index	Put	09/30/2024	772	USD	428.81	USD	33,104,132	669,148
Total Open Index Options Purchased								$36,221,124

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Index	Call	09/30/2024	772	USD	497.42	USD	38,400,824	$(1,512,444)
Equity Risk
S&P 500® Index	Put	09/30/2024	772	USD	385.93	USD	29,793,796	(346,792)
Total Open Index Options Written								$(1,859,236)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $33,554,325)	$36,221,124

Investments in affiliated money market funds, at value (Cost $1,307,660)	1,307,790

Receivable for:
Fund shares sold	6,727

Dividends	6,379

Investment for trustee deferred compensation and retirement plans	8,185

Total assets	37,550,205

Liabilities:
Other investments:
Options written, at value (premiums received $1,433,883)	1,859,236

Payable for:
Fund shares reacquired	843

Accrued fees to affiliates	18,325

Accrued other operating expenses	43,066

Trustee deferred compensation and retirement plans	8,185

Total liabilities	1,929,655

Net assets applicable to shares outstanding	$35,620,550

Net assets consist of:
Shares of beneficial interest	$33,098,051

Distributable earnings	2,522,499

$35,620,550

Net Assets:
Series I	$432,748

Series II	$35,187,802

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	39,831

Series II	3,256,625

Series I:
Net asset value per share	$10.86

Series II:
Net asset value per share	$10.80

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends from affiliated money market funds	$36,908

Expenses:
Advisory fees	79,553

Administrative services fees	30,559

Custodian fees	3,338

Distribution fees - Series II	46,402

Transfer agent fees	842

Trustees’ and officers’ fees and benefits	16,322

Licensing fees	6,769

Reports to shareholders	9,310

Professional services fees	15,256

Other	(2,006)

Total expenses	206,345

Less: Fees waived	(27,987)

Net expenses	178,358

Net investment income (loss)	(141,450)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	1,503,627

Affiliated investment securities	60

Option contracts written	1,071,126

2,574,813

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,196,123

Affiliated investment securities	130

Option contracts written	(824,295)

1,371,958

Net realized and unrealized gain	3,946,771

Net increase in net assets resulting from operations	$3,805,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(141,450)	$(86,524)

Net realized gain (loss)	2,574,813	(1,076,716)

Change in net unrealized appreciation	1,371,958	693,392

Net increase (decrease) in net assets resulting from operations	3,805,321	(469,848)

Distributions to shareholders from distributable earnings:

Series I	(10,910)	(5,398)

Series II	(886,325)	(58,760)

Total distributions from distributable earnings	(897,235)	(64,158)

Share transactions–net:

Series I	(957,481)	382,119

Series II	18,941,296	8,500,517

Net increase in net assets resulting from share transactions	17,983,815	8,882,636

Net increase in net assets	20,891,901	8,348,630

Net assets:
Beginning of year	14,728,649	6,380,019

End of year	$35,620,550	$14,728,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/23	$ 9.27	$(0.05)	$ 1.92	$ 1.87	$(0.28)	$10.86	20.20%	$ 433	0.70%		0.84%		(0.51)%		0%
Year ended 12/31/22	10.29	(0.06)	(0.92)	(0.98)	(0.04)	9.27	(9.53)	1,311	0.70		1.60		(0.63)		0
Period ended 12/31/21(d)	10.00	(0.02)	0.60	0.58	(0.29)	10.29	5.84	1,048	0.70	(e)	7.68	(e)	(0.70	)(e)	0
Series II
Year ended 12/31/23	9.24	(0.08)	1.92	1.84	(0.28)	10.80	19.93	35,188	0.95		1.09		(0.76)		0
Year ended 12/31/22	10.29	(0.08)	(0.93)	(1.01)	(0.04)	9.24	(9.82)	13,418	0.95		1.85		(0.88)		0
Period ended 12/31/21(d)	10.00	(0.02)	0.60	0.58	(0.29)	10.29	5.84	5,332	0.95	(e)	7.93	(e)	(0.95	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of September 30, 2021.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco® V.I. S&P 500 Buffer Fund - September (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the Underlying Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco® V.I. S&P 500 Buffer Fund - September

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties (“Counterparties”) to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or

Invesco® V.I. S&P 500 Buffer Fund - September

receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk - The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.

L.

Capped Return Risk - If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.

M.

Cap Level Change Risk - At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.

N.

Non-Diversified Risk - Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.420%

Over $2 billion	0.400%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation

Invesco® V.I. S&P 500 Buffer Fund - September

expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $27,987.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $2,148 for accounting and fund administrative services and was reimbursed $28,411 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as

Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$1,307,790	$ –	$–	$1,307,790

Options Purchased	–	36,221,124	–	36,221,124

Total Investments in Securities	1,307,790	36,221,124	–	37,528,914

Other Investments - Liabilities*

Options Written	–	(1,859,236)	–	(1,859,236)

Total Investments	$1,307,790	$34,361,888	$–	$35,669,678

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco® V.I. S&P 500 Buffer Fund - September

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2023:

Value
Derivative Assets	Equity Risk

Options purchased, at value(a)	$36,221,124

Derivatives not subject to master netting agreements	(36,221,124)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Equity Risk

Options written, at value	$(1,859,236)

Derivatives not subject to master netting agreements	1,859,236

Total Derivative Liabilities subject to master netting agreements	$–

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain:
Options purchased(a)	$1,503,627

Options written	1,071,126

Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	2,196,123

Options written	(824,295)

Total	$3,946,581

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

   The table below summarizes the average notional value of derivatives held during the period.

	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written

Average notional value	$1,692,294	$17,614,335	$3,507,730	$35,784,663

Average contracts	92	493	92	493

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$418,049	$63,151

Long-term capital gain	479,186	1,007

Total distributions	$897,235	$64,158

*	Includes short-term capital gain distributions, if any.

Invesco® V.I. S&P 500 Buffer Fund - September

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$1,264,181

Undistributed long-term capital gain	1,264,333

Net unrealized appreciation – investments	110

Temporary book/tax differences	(6,125)

Shares of beneficial interest	33,098,051

Total net assets	$35,620,550

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2023. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,967,827

Aggregate unrealized (depreciation) of investments	(1,967,717)

Net unrealized appreciation of investments	$110

Cost of investments for tax purposes is $35,669,568.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $140,103 and undistributed net realized gain was decreased by $140,103. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	8,633	$89,696	41,448	$399,811

Series II	2,148,499	22,393,357	1,976,605	18,221,518

Issued as reinvestment of dividends:
Series I	972	10,489	174	1,578

Series II	82,486	885,904	6,084	54,940

Reacquired:
Series I	(111,190)	(1,057,666)	(2,004)	(19,270)

Series II	(426,832)	(4,337,965)	(1,048,600)	(9,775,941)

Net increase in share activity	1,702,568	$17,983,815	973,707	$8,882,636

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 100% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco® V.I. S&P 500 Buffer Fund - September

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. S&P 500 Buffer Fund - September

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. S&P 500 Buffer Fund - September (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period September 30, 2021 (commencement date) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period September 30, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. S&P 500 Buffer Fund - September

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

 The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,065.20	$3.64	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,065.50	4.95	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco® V.I. S&P 500 Buffer Fund - September

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$479,186
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. S&P 500 Buffer Fund - September

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VISCE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2023, Series I shares of Invesco V.I. Small Cap Equity Fund (the Fund) underperformed the Russell 2000 Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	16.57%
Series II Shares	16.26
S&P 500 Index▼ (Broad Market Index)	26.29
Russell 2000 Index▼ (Style-Specific Index)	16.93
Lipper VUF Small-Cap Core Funds Index∎ (Peer Group Index)	15.80

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2%

from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

Given this environment, the Fund produced a strong absolute return but slightly underperformed its style-specific benchmark during the year. The markets experienced three sharp rallies and two sharp downdrafts in 2023 driven by mixed macro-economic indicators suggesting the economy was slowing and inflation was cooling, however, the labor market remained strong and excess savings sustained healthy consumer spending trends. The Fund held up better during the downdrafts due to exposure to defensive areas of the market and higher quality, larger small-cap size biases. The Fund’s tilt towards companies with higher earnings growth also drove strong upside performance resulting in one year performance results that were very close to being in line with the benchmark. At a sector level the leading detractors from relative results included stock selection in consumer discretionary, materials, and information technology. An overweight in the financials sector also detracted, as did the Fund’s ancillary cash position given market strength during the year. Alternatively, sector level contributors included stock selection in health care, energy, consumer staples, and real estate. Fund underweights in the health care and real estate sectors also drove positive relative performance.

 Top individual contributors to the Fund’s absolute performance during the year included Vertiv Holdings, Weatherford International and Taylor Morrison.

 Vertiv manufactures precision cooling and infrastructure management systems for computers and other digital enablement hardware. Solid fundamental results throughout the year drove the share price higher as company management executed at a high level delivering on strong organic revenue growth, free-cash-flows and earnings per share. Given Vertiv’s data center exposure, the AI dominated news cycle during the year was also a tailwind for its share price.

 Weatherford International provides equipment and services to the oil and natural gas exploration and production industry. Higher energy prices and strong fundamental results were a significant driver of performance as revenue and profitability were better than expected on a year-over-year basis. The oilfield services company is also seeing a recovery on the supply side as logistical headwinds slowly improved along with increasing offshore activity.

 Taylor Morrison along with other US homebuilders enjoyed a solid year of performance in 2023 and have benefited from stronger than expected increases in home prices amid declining housing inventories. Later in the year Taylor Morrison benefited from an improving macroeconomic environment for builders and home buyers alike given the growing potential for interest rate cuts in 2024.

 Top individual detractors from the Fund’s absolute performance included Foot Locker, Silicon Laboratories and MaxLinear.

 Investors in Foot Locker began the year optimistic about the growth prospects for its new management team, however, the company faced stiff cyclical headwinds resulting in a sharp decrease in customer traffic coupled with increased competitive intensity. The company’s elevated inventory position relative to its sales growth also signaled that the recovery opportunity wouldn’t begin until well into 2024. As a result, we elected to exit our position.

Invesco V.I. Small Cap Equity Fund

 A challenging macro-economic backdrop resulting in slower sales as companies became more cautious about technology spending weighed on Silicon Laboratories fundamental and performance results. Company management also needed to lower guidance more than expected throughout the year adding more pressure to the semiconductor company’s share price.

 Semiconductor company, MaxLinear also experienced a challenging year due to the macroeconomic backdrop as well as weak semiconductor demand and high inventory levels. The ensuing fundamental reports and weaker than expected forward guidance all weighed on performance results in 2023.

 The labor market has remained healthy, although interest rate increases have managed to slow the economy and cool inflation. Interestingly, despite the higher interest rates and a slowing economy, consumption has remained steady. This can be attributed to the strong job market and elevated consumer savings, which have served as a buffer. Forecasting a recession in this scenario is no easy task. The labor market’s resilience and the cushion provided by excess savings are counterbalancing the negative macro-economic indicators. The market rally in the fourth quarter of 2023, albeit of low quality, supports the notion that the Fed has successfully navigated the economy to a soft landing. It also suggests that the Fed has completed its cycle of raising interest rates and may now be in a position to shift towards easing monetary policy. The market seems to be in a position to continue its upward trajectory, however, we remain cautious. We’ve scaled back some of our defensive positioning and introduced more cyclicality, but we’re also aware of potential risks, so we seek to maintain a balanced approach to positioning. From a secular perspective, we view artificial intelligence as a significant technology trend with wide-ranging implications for technology investment, employment, and productivity enhancements.

 Thank you for your commitment to the Invesco V.I. Small Cap Equity Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Lipper Inc.

Portfolio manager(s):

Juan Hartsfield - Lead

Davis Paddock

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (8/29/03)	8.47%
10 Years	6.55
5 Years	12.44
1 Year	16.57

Series II Shares
Inception (8/29/03)	8.21%
10 Years	6.28
5 Years	12.14
1 Year	16.26

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Supplemental Information

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Small Cap Equity Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Industrials	20.85%
Financials	19.82
Information Technology	15.23
Health Care	12.33
Consumer Discretionary	10.42
Energy	5.43
Materials	5.04
Real Estate	3.61
Consumer Staples	2.50
Other Sectors, Each Less than 2% of Net Assets	2.15
Money Market Funds Plus Other Assets Less Liabilities	2.62

Top 10 Equity Holdings*

% of total net assets

1. Taylor Morrison Home Corp., Class A	1.96%
2. Summit Materials, Inc., Class A	1.95
3. Weatherford International PLC	1.78
4. Sprouts Farmers Market, Inc.	1.59
5. ITT, Inc.	1.55
6. Curtiss-Wright Corp.	1.51
7. Applied Industrial Technologies, Inc.	1.50
8. Pinnacle Financial Partners, Inc.	1.49
9. XPO, Inc.	1.45
10. Acushnet Holdings Corp.	1.36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–97.38%
Aerospace & Defense–1.93%
Curtiss-Wright Corp.	14,562	$3,244,268

Leonardo DRS, Inc.(b)(c)	46,171	925,267

		4,169,535

Alternative Carriers–0.68%
Iridium Communications, Inc.	35,469	1,459,904

Apparel, Accessories & Luxury Goods–1.94%
Kontoor Brands, Inc.(c)	35,424	2,211,166

Oxford Industries, Inc.(c)	19,757	1,975,700

		4,186,866

Application Software–6.07%
Blackbaud, Inc.(b)	23,529	2,039,965

Descartes Systems Group, Inc. (The) (Canada)(b)	25,898	2,176,986

Manhattan Associates, Inc.(b)	4,938	1,063,250

PowerSchool Holdings, Inc., Class A(b)(c)	101,384	2,388,607

PROS Holdings, Inc.(b)(c)	39,228	1,521,654

Q2 Holdings, Inc.(b)	48,610	2,110,160

Workiva, Inc.(b)(c)	17,549	1,781,750

		13,082,372

Automotive Parts & Equipment–0.98%
Visteon Corp.(b)(c)	16,944	2,116,306

Biotechnology–1.96%
Ascendis Pharma A/S, ADR (Denmark)(b)	11,136	1,402,579

Karuna Therapeutics, Inc.(b)	4,087	1,293,576

Natera, Inc.(b)	24,245	1,518,707

		4,214,862

Broadline Retail–1.20%
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	34,217	2,596,728

Building Products–2.00%
Griffon Corp.	38,898	2,370,833

Masonite International Corp.(b)	22,886	1,937,529

		4,308,362

Cargo Ground Transportation–2.51%
Knight-Swift Transportation Holdings, Inc.	39,332	2,267,490

XPO, Inc.(b)	35,765	3,132,656

		5,400,146

Commercial & Residential Mortgage Finance–3.00%
Essent Group Ltd.	38,148	2,011,926

Mr. Cooper Group, Inc.(b)	37,061	2,413,412

Radian Group, Inc.(c)	71,189	2,032,446

		6,457,784

Construction & Engineering–2.03%
Comfort Systems USA, Inc.	10,350	2,128,684

WillScot Mobile Mini Holdings Corp.(b)	50,246	2,235,947

		4,364,631

	Shares	Value

Construction Materials–1.94%
Summit Materials, Inc., Class A(b)	108,998	$4,192,063

Electrical Components & Equipment–2.20%
EnerSys	24,373	2,460,698

Nextracker, Inc., Class A(b)(c)	48,576	2,275,786

		4,736,484

Electronic Equipment & Instruments–0.47%
Badger Meter, Inc.	6,559	1,012,513

Electronic Manufacturing Services–1.06%
Flex Ltd.(b)	75,294	2,293,455

Environmental & Facilities Services–1.51%
Casella Waste Systems, Inc., Class A(b)(c)	24,926	2,130,176

Montrose Environmental Group, Inc.(b)	34,766	1,117,032

		3,247,208

Financial Exchanges & Data–1.33%
TMX Group Ltd. (Canada)	118,384	2,863,445

Food Retail–1.59%
Sprouts Farmers Market, Inc.(b)(c)	71,174	3,424,181

Gas Utilities–0.69%
ONE Gas, Inc.(c)	23,484	1,496,400

Health Care Equipment–3.49%
AtriCure, Inc.(b)(c)	18,719	668,081

CONMED Corp.(c)	21,041	2,304,200

Enovis Corp.(b)	32,532	1,822,443

iRhythm Technologies, Inc.(b)(c)	12,514	1,339,498

QuidelOrtho Corp.(b)(c)	18,844	1,388,803

		7,523,025

Health Care Facilities–2.38%
Encompass Health Corp.	33,356	2,225,512

Tenet Healthcare Corp.(b)	38,571	2,914,811

		5,140,323

Health Care Services–1.22%
NeoGenomics, Inc.(b)(c)	92,807	1,501,617

R1 RCM, Inc.(b)(c)	105,948	1,119,871

		2,621,488

Health Care Supplies–0.64%
OrthoPediatrics Corp.(b)(c)	42,145	1,370,134

Health Care Technology–0.87%
Simulations Plus, Inc.(c)	42,094	1,883,707

Homebuilding–1.96%
Taylor Morrison Home Corp., Class A(b)	79,007	4,215,023

Hotels, Resorts & Cruise Lines–1.03%
Travel + Leisure Co.	56,685	2,215,817

Human Resource & Employment Services–0.86%
Alight, Inc., Class A(b)	217,851	1,858,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value

Industrial Machinery & Supplies & Components–4.19%
Chart Industries, Inc.(b)(c)	11,478	$1,564,796

Gates Industrial Corp. PLC(b)	151,161	2,028,580

ITT, Inc.(c)	27,968	3,337,141

Timken Co. (The)(c)	26,115	2,093,117

		9,023,634

Industrial REITs–2.35%
EastGroup Properties, Inc.	14,458	2,653,622

STAG Industrial, Inc.(c)	61,655	2,420,575

		5,074,197

Investment Banking & Brokerage–2.36%
Jefferies Financial Group, Inc.	55,440	2,240,330

Piper Sandler Cos.	16,278	2,846,534

		5,086,864

IT Consulting & Other Services–1.10%
Endava PLC, ADR (United Kingdom)(b)	30,371	2,364,382

Leisure Products–1.36%
Acushnet Holdings Corp.(c)	46,452	2,934,373

Life Sciences Tools & Services–1.77%
CryoPort, Inc.(b)(c)	92,976	1,440,198

Quanterix Corp.(b)	87,139	2,382,380

		3,822,578

Oil & Gas Equipment & Services–2.77%
Cactus, Inc., Class A	47,150	2,140,610

Weatherford International PLC(b)	39,184	3,833,371

		5,973,981

Oil & Gas Exploration & Production–2.66%
Matador Resources Co.(c)	40,279	2,290,264

Permian Resources Corp.(c)	138,073	1,877,793

Southwestern Energy Co.(b)	238,890	1,564,729

		5,732,786

Other Specialized REITs–1.26%
Gaming and Leisure Properties, Inc.(c)	55,061	2,717,260

Packaged Foods & Meats–0.91%
Simply Good Foods Co. (The)(b)(c)	49,564	1,962,734

Paper & Plastic Packaging Products & Materials–1.14%
Graphic Packaging Holding Co.(c)	99,263	2,446,833

Property & Casualty Insurance–1.11%
RLI Corp.	18,038	2,401,219

Regional Banks–10.20%
Banc of California, Inc.	162,386	2,180,844

Cullen/Frost Bankers, Inc.(c)	23,712	2,572,515

First Financial Bankshares, Inc.(c)	80,097	2,426,939

Glacier Bancorp, Inc.(c)	49,647	2,051,414

Pacific Premier Bancorp, Inc.	74,131	2,157,953

Pinnacle Financial Partners, Inc.(c)	36,761	3,206,295

SouthState Corp.(c)	29,528	2,493,640

Webster Financial Corp.	53,911	2,736,522

Western Alliance Bancorporation(c)	32,815	2,158,899

		21,985,021

	Shares	Value

Reinsurance–0.90%
Reinsurance Group of America, Inc.	12,001	$1,941,522

Research & Consulting Services–0.86%
CACI International, Inc., Class A(b)	5,749	1,861,871

Restaurants–1.95%
Bloomin’ Brands, Inc.(c)	86,307	2,429,542

Papa John’s International, Inc.(c)	23,272	1,774,025

		4,203,567

Semiconductor Materials & Equipment–1.66%
Ichor Holdings Ltd.(b)	35,246	1,185,323

MKS Instruments, Inc.	23,357	2,402,735

		3,588,058

Semiconductors–2.71%
Diodes, Inc.(b)(c)	27,799	2,238,376

Lattice Semiconductor Corp.(b)(c)	34,869	2,405,612

MaxLinear, Inc.(b)	49,916	1,186,503

		5,830,491

Specialty Chemicals–1.96%
Ashland, Inc.	24,440	2,060,536

Innospec, Inc.	17,504	2,157,193

		4,217,729

Systems Software–1.24%
Commvault Systems, Inc.(b)	33,571	2,680,644

Technology Distributors–0.92%
Avnet, Inc.	39,323	1,981,879

Trading Companies & Distributors–2.76%
Applied Industrial Technologies, Inc.(c)	18,773	3,241,909

Core & Main, Inc., Class A(b)	66,927	2,704,520

		5,946,429

Transaction & Payment Processing Services–0.92%
Shift4 Payments, Inc., Class A(b)(c)	26,685	1,983,763

Water Utilities–0.78%
SJW Group	25,866	1,690,343

Total Common Stocks & Other Equity Interests (Cost $168,995,409)		209,903,189

Money Market Funds–2.83%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	2,132,909	2,132,909

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	1,524,648	1,525,715

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	2,437,610	2,437,610

Total Money Market Funds (Cost $6,095,676)		6,096,234

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.21% (Cost $175,091,085)		215,999,423

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–30.65%
Invesco Private Government Fund, 5.32%(d)(e)(f)	18,370,225	18,370,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.55%(d)(e)(f)	47,664,358	$47,697,724

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $66,058,069)		66,067,949

TOTAL INVESTMENTS IN SECURITIES–130.86% (Cost $241,149,154)		282,067,372

OTHER ASSETS LESS LIABILITIES–(30.86)%		(66,520,240)

NET ASSETS–100.00%		$215,547,132

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 862,455	$18,960,747	$(17,690,293)	$ -	$-	$ 2,132,909	$ 82,981
Invesco Liquid Assets Portfolio, Institutional Class	623,914	13,543,391	(12,642,201)	339	272	1,525,715	59,349
Invesco Treasury Portfolio, Institutional Class	985,664	21,669,425	(20,217,479)	-	-	2,437,610	92,022
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,816,737	112,171,232	(103,617,744)	-	-	18,370,225	566,852*
Invesco Private Prime Fund	25,243,037	226,007,343	(203,568,628)	6,305	9,667	47,697,724	1,533,089*
Total	$37,531,807	$392,352,138	$(357,736,345)	$6,644	$9,939	$72,164,183	$ 2,334,293

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $168,995,409)*	$209,903,189

Investments in affiliated money market funds, at value (Cost $72,153,745)	72,164,183

Cash	21,801

Foreign currencies, at value (Cost $150)	154

Receivable for:
Investments sold	413,569

Fund shares sold	61,644

Dividends	120,101

Investment for trustee deferred compensation and retirement plans	47,377

Other assets	513

Total assets	282,732,531

Liabilities:
Payable for:
Investments purchased	793,867

Fund shares reacquired	135,300

Collateral upon return of securities loaned	66,058,069

Accrued fees to affiliates	115,713

Accrued other operating expenses	29,767

Trustee deferred compensation and retirement plans	52,683

Total liabilities	67,185,399

Net assets applicable to shares outstanding	$215,547,132

Net assets consist of:
Shares of beneficial interest	$164,245,278

Distributable earnings	51,301,854

$215,547,132

Net Assets:
Series I	$105,837,939

Series II	$109,709,193

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,154,887

Series II	7,080,399

Series I:
Net asset value per share	$17.20

Series II:
Net asset value per share	$15.49

*	At December 31, 2023, securities with an aggregate value of $63,541,324 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $9,468)	$2,026,869

Dividends from affiliated money market funds (includes net securities lending income of $59,408)	293,760

Total investment income	2,320,629

Expenses:
Advisory fees	1,523,237

Administrative services fees	334,285

Custodian fees	2,564

Distribution fees - Series II	255,455

Transfer agent fees	10,431

Trustees’ and officers’ fees and benefits	17,892

Reports to shareholders	8,199

Professional services fees	49,366

Other	702

Total expenses	2,202,131

Less: Fees waived	(4,467)

Net expenses	2,197,664

Net investment income	122,965

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(94,510))	11,020,556

Affiliated investment securities	9,939

Foreign currencies	(180)

11,030,315

Change in net unrealized appreciation of:
Unaffiliated investment securities	19,515,535

Affiliated investment securities	6,644

Foreign currencies	6

19,522,185

Net realized and unrealized gain	30,552,500

Net increase in net assets resulting from operations	$30,675,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$122,965	$53,410

Net realized gain	11,030,315	4,803,039

Change in net unrealized appreciation (depreciation)	19,522,185	(59,000,465)

Net increase (decrease) in net assets resulting from operations	30,675,465	(54,144,016)

Distributions to shareholders from distributable earnings:
Series I	(1,863,628)	(19,952,983)

Series II	(2,020,122)	(20,047,425)

Total distributions from distributable earnings	(3,883,750)	(40,000,408)

Share transactions–net:
Series I	(8,371,653)	6,426,270

Series II	3,051,553	12,413,447

Net increase (decrease) in net assets resulting from share transactions	(5,320,100)	18,839,717

Net increase (decrease) in net assets	21,471,615	(75,304,707)

Net assets:
Beginning of year	194,075,517	269,380,224

End of year	$215,547,132	$194,075,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net	Ratio of net
			(losses)								net assets	assets without	investment
	Net asset	Net	on securities		Dividends	Distributions					with fee waivers	fee waivers	income
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	and/or	and/or	(loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses	expenses	to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000’s omitted)	absorbed	absorbed	net assets	turnover (c)
Series I
Year ended 12/31/23	$15.06	$0.03	$2.42	$2.45	$–	$(0.31)	$(0.31)	$17.20	16.57%	$105,838	0.95%	0.95%	0.18%	43%
Year ended 12/31/22	23.49	0.03	(4.85)	(4.82)	–	(3.61)	(3.61)	15.06	(20.51)	100,267	0.95	0.95	0.14	33
Year ended 12/31/21	20.62	0.01	4.19	4.20	(0.04)	(1.29)	(1.33)	23.49	20.41	142,095	0.95	0.95	0.04	21
Year ended 12/31/20	17.73	0.04	4.48	4.52	(0.06)	(1.57)	(1.63)	20.62	27.25	129,881	0.96	0.96	0.21	45
Year ended 12/31/19	15.93	0.06	4.03	4.09	–	(2.29)	(2.29)	17.73	26.60	118,208	0.96	0.96	0.34	44
Series II
Year ended 12/31/23	13.63	(0.01)	2.18	2.17	–	(0.31)	(0.31)	15.49	16.26	109,709	1.20	1.20	(0.07)	43
Year ended 12/31/22	21.75	(0.02)	(4.49)	(4.51)	–	(3.61)	(3.61)	13.63	(20.73)	93,808	1.20	1.20	(0.11)	33
Year ended 12/31/21	19.19	(0.04)	3.89	3.85	(0.00)	(1.29)	(1.29)	21.75	20.09	127,285	1.20	1.20	(0.21)	21
Year ended 12/31/20	16.60	(0.01)	4.17	4.16	(0.00)	(1.57)	(1.57)	19.19	26.87	114,407	1.21	1.21	(0.04)	45
Year ended 12/31/19	15.07	0.02	3.80	3.82	–	(2.29)	(2.29)	16.60	26.32	98,043	1.21	1.21	0.09	44

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Small Cap Equity Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

Invesco V.I. Small Cap Equity Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $4,978 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has

Invesco V.I. Small Cap Equity Fund

incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $4,467.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $28,861 for accounting and fund administrative services and was reimbursed $305,424 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $9,292 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$209,903,189	$–	$–	$209,903,189
Money Market Funds	6,096,234	66,067,949	–	72,164,183
Total Investments	$215,999,423	$66,067,949	$–	$282,067,372

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities sales of $662,179, which resulted in net realized gains (losses) of $(94,510).

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Small Cap Equity Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$7,207,812

Long-term capital gain	3,883,750	32,792,596

Total distributions	$3,883,750	$40,000,408

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$128,659

Undistributed long-term capital gain	10,639,314

Net unrealized appreciation – investments	40,571,088

Net unrealized appreciation – foreign currencies	4

Temporary book/tax differences	(37,211)

Shares of beneficial interest	164,245,278

Total net assets	$215,547,132

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $85,334,791 and $94,995,171, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$50,486,726

Aggregate unrealized (depreciation) of investments	(9,915,638)

Net unrealized appreciation of investments	$40,571,088

 Cost of investments for tax purposes is $241,496,284.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, passive foreign investment companies and distributions, on December 31, 2023, undistributed net investment income was increased by $8,595 and undistributed net realized gain was decreased by $8,595. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022

	Shares	Amount	Shares	Amount

Sold:
Series I	453,126	$7,254,111	451,554	$8,663,954

Series II	1,595,575	23,309,830	685,423	11,924,837

Issued as reinvestment of dividends:
Series I	126,519	1,863,628	1,326,661	19,952,983

Series II	152,118	2,020,122	1,471,911	20,047,425

Invesco V.I. Small Cap Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,084,415)	$(17,489,392)	(1,166,955)	$(22,190,667)

Series II	(1,549,391)	(22,278,399)	(1,126,692)	(19,558,815)

Net increase (decrease) in share activity	(306,468)	$(5,320,100)	1,641,902	$18,839,717

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,058.90	$4.93	$1,020.42	$4.84	0.95%
Series II	1,000.00	1,057.10	6.22	1,019.16	6.11	1.20

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,883,750
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. Technology Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VITEC-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2023, Series I shares of Invesco V.I. Technology Fund (the Fund) outperformed the NASDAQ Composite Index, the Fund’s broad market benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/22 to 12/31/23, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	46.94%
Series II Shares	46.72
NASDAQ Composite Index▼ (Broad Market Index)	44.64
Lipper VUF Science & Technology Funds Classification Average◾ (Peer Group)	52.18

Source(s): ▼Bloomberg LP; ◾ Lipper Inc.

Market conditions and your Fund

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting,1 but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall US labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations.2 Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings, but left open the possibility of another rate hike before the end of the calendar year.1

US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak.2 The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “the Fed’s policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year US Treasury to fall from nearly 5% in October to below 4%.3

Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.4

During the fiscal year, the Fund outperformed the NASDAQ Composite Index. Outperformance was primarily due to our overweight allocation to the semiconductor industry. Results were partially offset by weaker stock selection in broadline retail, application software and semiconductors.

The top individual contributors on an absolute basis during the fiscal year included NVIDIA, Meta Platforms, and Microsoft.

NVIDIA engages in the design and manufacture of computer graphics processors, chip-sets and related multimedia software. The stock exhibited strong momentum due to excitement about generative AI (artificial intelligence) and upward revisions to estimates for production of silicon wafers used in semiconductors.

Meta engages in the development of social media applications. The stock has benefited from a general rotation toward growth, particularly mega-cap growth. The stock also performed well after the company announced steps to reduce its cost structure and after reporting a return to revenue growth.

Microsoft develops software, services, devices and solutions. The stock has benefited from a general rotation toward growth, particularly mega-cap growth. The company also has exposure to AI, a key momentum driver amid the buzz about generative AI.

The top individual detractors on an absolute basis during the fiscal year included Confluent, Alibaba and ON Semiconductor.

 Confluent provides a commercial platform for managing real-time data streams. The stock underperformed after management reported weak results and began a sales force transition. We exited our position during the fiscal year.

 Alibaba is a Chinese multinational technology company specializing in e-commerce, retail, Internet and technology. We initiated a position in early 2023 because of a weakening US macro backdrop and China’s government seemed to be pivoting to a more supportive and easing macro strategy. We believed Alibaba could benefit from a recovery in Chinese consumption given the company holds the largest market share in e-commerce. We exited our position after unanticipated geopolitical tension arose between the US and China.

 ON Semiconductor sells semiconductors into the automotive, consumer and industrial industries. The aforementioned industries experienced an inventory correction resulting in reduced guidance for most companies including ON Semiconductor.

 As we look forward, our outlook for the stock market in 2024 is constructive. Technology-driven innovation continues to create abundant opportunities for wealth creation. Keeping these factors in mind, Invesco Growth Team remains focused on investing in shares of reasonably valued companies judged to have superior relative growth potential.

 Thank you for your continued investment in the Invesco V.I. Technology Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Invesco V.I. Technology Fund

Portfolio manager(s):

Ash Shah

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/13

1  Source: Lipper Inc.

2  Source: Bloomberg LP

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/23

Series I Shares
Inception (5/20/97)	7.45%
10 Years	12.24
5 Years	14.92
1 Year	46.94

Series II Shares
Inception (4/30/04)	9.31%
10 Years	11.97
5 Years	14.65
1 Year	46.72

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Perfor-

mance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

 The most recent month-end performance at the Fund level, excluding variable product charges, is available by visiting invesco.com/us. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Supplemental Information

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The NASDAQ Composite Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.
∎	The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Technology Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	69.68%

Communication Services	11.58

Consumer Discretionary	8.22

Industrials	5.65

Financials	3.13

Health Care	1.05

Money Market Funds Plus Other Assets Less Liabilities	0.69

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	6.00%

2.	NVIDIA Corp.	5.77

3.	Meta Platforms, Inc., Class A	4.05

4.	Amazon.com, Inc.	3.76

5.	Broadcom, Inc.	3.52

6.	Advanced Micro Devices, Inc.	2.87

7.	HubSpot, Inc.	2.63

8.	Lam Research Corp.	2.58

9.	Adobe, Inc.	2.54

10.	Alphabet, Inc., Class A	2.52

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2023.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–99.31%
Advertising–1.73%
Trade Desk, Inc. (The), Class A(b)	38,685	$2,783,773

Aerospace & Defense–1.89%
Axon Enterprise, Inc.(b)	5,329	1,376,641

TransDigm Group, Inc.	1,645	1,664,082

		3,040,723

Application Software–16.80%
Adobe, Inc.(b)	6,859	4,092,079

Braze, Inc., Class A(b)(c)	17,399	924,409

Datadog, Inc., Class A(b)(c)	16,650	2,020,977

Guidewire Software, Inc.(b)(c)	7,925	864,142

HubSpot, Inc.(b)	7,308	4,242,586

Informatica, Inc., Class A(b)	29,665	842,189

Manhattan Associates, Inc.(b)	6,942	1,494,752

Procore Technologies, Inc.(b)	24,266	1,679,693

Samsara, Inc., Class A(b)	73,152	2,441,814

Sprout Social, Inc., Class A(b)(c)	24,941	1,532,375

Synopsys, Inc.(b)	5,733	2,951,979

Workday, Inc., Class A(b)	14,502	4,003,422

		27,090,417

Asset Management & Custody Banks–0.50%
KKR & Co., Inc., Class A	9,674	801,491

Automobile Manufacturers–0.53%
Tesla, Inc.(b)	3,431	852,535

Automotive Parts & Equipment–0.55%
Mobileye Global, Inc., Class A (Israel)(b)(c)	20,340	881,129

Broadline Retail–4.70%
Amazon.com, Inc.(b)	39,897	6,061,950

MercadoLibre, Inc. (Brazil)(b)	969	1,522,822

		7,584,772

Casinos & Gaming–0.95%
DraftKings, Inc., Class A(b)	43,544	1,534,926

Communications Equipment–0.77%
Arista Networks, Inc.(b)	5,282	1,243,964

Construction & Engineering–0.59%
Comfort Systems USA, Inc.(c)	4,608	947,727

Education Services–0.76%
Duolingo, Inc.(b)	5,396	1,224,083

Electrical Components & Equipment–0.85%
Eaton Corp. PLC	5,673	1,366,172

Health Care Equipment–1.05%
DexCom, Inc.(b)(c)	13,627	1,690,974

Industrial Machinery & Supplies & Components–0.56%
Parker-Hannifin Corp.	1,960	902,972

Interactive Home Entertainment–1.05%
Take-Two Interactive Software, Inc.(b)	10,559	1,699,471

	Shares	Value

Interactive Media & Services–6.57%
Alphabet, Inc., Class A(b)	29,063	$4,059,811

Meta Platforms, Inc., Class A(b)	18,446	6,529,146

		10,588,957

Internet Services & Infrastructure–4.62%
Cloudflare, Inc., Class A(b)	20,067	1,670,778

MongoDB, Inc.(b)(c)	8,609	3,519,790

Shopify, Inc., Class A (Canada)(b)	28,889	2,250,453

		7,441,021

IT Consulting & Other Services–1.51%
Endava PLC, ADR (United Kingdom)(b)	10,902	848,721

Globant S.A.(b)	6,640	1,580,187

		2,428,908

Movies & Entertainment–2.23%
Netflix, Inc.(b)	5,860	2,853,117

Spotify Technology S.A.(b)	3,970	746,002

		3,599,119

Passenger Ground Transportation–1.26%
Uber Technologies, Inc.(b)	32,922	2,027,008

Restaurants–0.73%
DoorDash, Inc., Class A(b)	11,832	1,170,066

Semiconductor Materials & Equipment–5.39%
Applied Materials, Inc.	7,944	1,287,484

Entegris, Inc.	27,129	3,250,597

Lam Research Corp.	5,295	4,147,362

		8,685,443

Semiconductors–22.73%
Advanced Micro Devices, Inc.(b)(c)	31,375	4,624,989

Allegro MicroSystems, Inc. (Japan)(b)	32,218	975,239

Analog Devices, Inc.	13,730	2,726,229

Broadcom, Inc.	5,086	5,677,248

Lattice Semiconductor Corp.(b)(c)	31,169	2,150,349

Monolithic Power Systems, Inc.	5,986	3,775,849

NVIDIA Corp.	18,779	9,299,736

ON Semiconductor Corp.(b)	26,226	2,190,658

Silicon Laboratories, Inc.(b)(c)	12,124	1,603,641

Synaptics, Inc.(b)	13,879	1,583,316

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	19,495	2,027,480

		36,634,734

Systems Software–15.58%
CrowdStrike Holdings, Inc., Class A(b)	12,280	3,135,329

CyberArk Software Ltd.(b)	8,597	1,883,173

GitLab, Inc., Class A(b)	32,635	2,054,700

JFrog Ltd. (Israel)(b)	23,302	806,482

Microsoft Corp.	25,699	9,663,852

Palo Alto Networks, Inc.(b)(c)	11,949	3,523,521

ServiceNow, Inc.(b)	5,741	4,055,959

		25,123,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value

Technology Hardware, Storage & Peripherals–2.28%
Apple, Inc.	19,095	$3,676,360

Trading Companies & Distributors–0.50%
United Rentals, Inc.	1,421	814,830

Transaction & Payment Processing Services–2.63%
Mastercard, Inc., Class A	4,162	1,775,135

Visa, Inc., Class A	9,501	2,473,585

		4,248,720

Total Common Stocks & Other Equity Interests (Cost $103,205,721)		160,083,311

Money Market Funds–0.85%
Invesco Government & Agency Portfolio, Institutional Class, 5.27%(d)(e)	482,787	482,787

Invesco Liquid Assets Portfolio, Institutional Class, 5.47%(d)(e)	344,990	345,231

Invesco Treasury Portfolio, Institutional Class, 5.26%(d)(e)	551,757	551,757

Total Money Market Funds (Cost $1,379,555)		1,379,775

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.16% (Cost $104,585,276)		161,463,086

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–12.91%
Invesco Private Government Fund, 5.32%(d)(e)(f)	4,626,081	$4,626,081

Invesco Private Prime Fund, 5.55%(d)(e)(f)	16,172,176	16,183,496

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,808,498)		20,809,577

TOTAL INVESTMENTS IN SECURITIES–113.07% (Cost $125,393,774)		182,272,663

OTHER ASSETS LESS LIABILITIES–(13.07)%		(21,076,201)

NET ASSETS–100.00%		$161,196,462

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2023.

	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 1,328,285	$ 19,040,548	$(19,886,046)	$ -	$ -	$ 482,787	$ 54,832
Invesco Liquid Assets Portfolio, Institutional Class	948,761	13,600,391	(14,204,318)	185	212	345,231	37,772
Invesco Treasury Portfolio, Institutional Class	1,518,039	21,760,628	(22,726,910)	-	-	551,757	59,123
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,755,738	117,045,654	(118,175,311)	-	-	4,626,081	207,782*
Invesco Private Prime Fund	14,800,707	232,258,290	(230,882,098)	527	6,070	16,183,496	545,916*
Total	$24,351,530	$403,705,511	$(405,874,683)	$712	$6,282	$22,189,352	$905,425

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $103,205,721)*	$160,083,311

Investments in affiliated money market funds, at value (Cost $22,188,053)	22,189,352

Foreign currencies, at value (Cost $302)	297

Receivable for:
Fund shares sold	181,838

Dividends	52,739

Investment for trustee deferred compensation and retirement plans	38,334

Other assets	309

Total assets	182,546,180

Liabilities:
Payable for:
Fund shares reacquired	237,091

Amount due custodian	154,433

Collateral upon return of securities loaned	20,808,498

Accrued fees to affiliates	75,619

Accrued other operating expenses	30,603

Trustee deferred compensation and retirement plans	43,474

Total liabilities	21,349,718

Net assets applicable to shares outstanding	$161,196,462

Net assets consist of:
Shares of beneficial interest	$96,597,351

Distributable earnings	64,599,111

$161,196,462

Net Assets:
Series I	$148,139,408

Series II	$13,057,054

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,005,372

Series II	823,461

Series I:
Net asset value per share	$18.50

Series II:
Net asset value per share	$15.86

*	At December 31, 2023, securities with an aggregate value of $20,109,417 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $19,475)	$622,904

Dividends from affiliated money market funds (includes net securities lending income of $73,515)	225,242

Total investment income	848,146

Expenses:
Advisory fees	1,031,958

Administrative services fees	224,349

Custodian fees	5,333

Distribution fees - Series II	24,572

Transfer agent fees	6,597

Trustees’ and officers’ fees and benefits	17,239

Reports to shareholders	9,472

Professional services fees	48,835

Other	(34)

Total expenses	1,368,321

Less: Fees waived	(3,246)

Net expenses	1,365,075

Net investment income (loss)	(516,929)

Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	17,768,944

Affiliated investment securities	6,282

Foreign currencies	4,361

17,779,587

Change in net unrealized appreciation of:
Unaffiliated investment securities	34,866,279

Affiliated investment securities	712

Foreign currencies	318

34,867,309

Net realized and unrealized gain	52,646,896

Net increase in net assets resulting from operations	$52,129,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(516,929)	$(599,517)

Net realized gain (loss)	17,779,587	(9,596,922)

Change in net unrealized appreciation (depreciation)	34,867,309	(67,036,746)

Net increase (decrease) in net assets resulting from operations	52,129,967	(77,233,185)

Distributions to shareholders from distributable earnings:

Series I	–	(48,144,527)

Series II	–	(3,697,910)

Total distributions from distributable earnings	–	(51,842,437)

Share transactions–net:

Series I	(4,345,370)	39,105,568

Series II	1,996,912	3,053,452

Net increase (decrease) in net assets resulting from share transactions	(2,348,458)	42,159,020

Net increase (decrease) in net assets	49,781,509	(86,916,602)

Net assets:
Beginning of year	111,414,953	198,331,555

End of year	$161,196,462	$111,414,953

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/23	$12.59	$(0.06)	$ 5.97	$ 5.91	$ –	$18.50	46.94%	$148,139	0.98%	0.98%	(0.36)%	137%
Year ended 12/31/22	38.08	(0.10)	(14.84)	(14.94)	(10.55)	12.59	(39.95)	104,076	0.98	0.98	(0.42)	104
Year ended 12/31/21	36.55	(0.27)	5.62	5.35	(3.82)	38.08	14.41	185,270	0.98	0.98	(0.68)	90
Year ended 12/31/20	27.23	(0.17)	12.49	12.32	(3.00)	36.55	46.11	187,801	0.98	0.98	(0.53)	56
Year ended 12/31/19	21.92	(0.09)	7.71	7.62	(2.31)	27.23	35.88	127,308	0.99	0.99	(0.36)	46
Series II
Year ended 12/31/23	10.81	(0.08)	5.13	5.05	–	15.86	46.72	13,057	1.23	1.23	(0.61)	137
Year ended 12/31/22	35.20	(0.15)	(13.69)	(13.84)	(10.55)	10.81	(40.11)	7,339	1.23	1.23	(0.67)	104
Year ended 12/31/21	34.13	(0.34)	5.23	4.89	(3.82)	35.20	14.08	13,061	1.23	1.23	(0.93)	90
Year ended 12/31/20	25.63	(0.23)	11.73	11.50	(3.00)	34.13	45.79	13,215	1.23	1.23	(0.78)	56
Year ended 12/31/19	20.79	(0.15)	7.30	7.15	(2.31)	25.63	35.56	10,184	1.24	1.24	(0.61)	46

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

Invesco V.I. Technology Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2023, the Fund paid the Adviser $8,454 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

Invesco V.I. Technology Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2023, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Invesco V.I. Technology Fund

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2023, the Adviser waived advisory fees of $3,246.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $18,394 for accounting and fund administrative services and was reimbursed $205,955 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2023, the Fund incurred $6,292 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$160,083,311	$–	$–	$160,083,311

Money Market Funds	1,379,775	20,809,577	–	22,189,352

Total Investments	$161,463,086	$20,809,577	$–	$182,272,663

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Technology Fund

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2023 and 2022:

	2023	2022

Long-term capital gain	$–	$51,842,437

Tax Components of Net Assets at Period-End:

2023

Undistributed long-term capital gain	$8,364,112

Net unrealized appreciation – investments	56,265,863

Net unrealized appreciation – foreign currencies	516

Temporary book/tax differences	(31,380)

Shares of beneficial interest	96,597,351

Total net assets	$161,196,462

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2023.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2023 was $184,190,991 and $184,157,529, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$56,697,875

Aggregate unrealized (depreciation) of investments	(432,012)

Net unrealized appreciation of investments	$56,265,863

Cost of investments for tax purposes is $126,006,800.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2023, undistributed net investment income (loss) was increased by $519,331, undistributed net realized gain was decreased by $4,361 and shares of beneficial interest was decreased by $514,970. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2023(a)		December 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Series I	1,745,766	$27,098,126	1,561,903	$29,938,410

Series II	278,323	3,754,314	54,270	1,026,111

Issued as reinvestment of dividends:
Series I	-	-	3,723,475	48,144,527

Series II	-	-	332,845	3,697,910

Reacquired:
Series I	(2,006,922)	(31,443,496)	(1,884,680)	(38,977,369)

Series II	(133,471)	(1,757,402)	(79,540)	(1,670,569)

Net increase (decrease) in share activity	(116,304)	$(2,348,458)	3,708,273	$42,159,020

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,105.10	$5.20	$1,020.27	$4.99	0.98%
Series II	1,000.00	1,104.50	6.52	1,019.00	6.26	1.23

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] - 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			165

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Technology Fund

Annual Report to Shareholders	December 31, 2023

Invesco V.I. U.S. Government Money Portfolio

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The Fund’s Form N-MFP filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-MFP, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and delivery of shareholder reports. These newly designed shareholder reports will highlight key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Other information, including financial statements, will no longer be included in the shareholder report but will be available at invesco.com/reports, delivered upon request, and filed on a semi-annual basis on Form N-CSR.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIGMKT-AR-1

Management’s Discussion

Fund Information

This annual report for Invesco V.I. U.S. Government Money Portfolio (the Fund) covers the year ended December 31, 2023.

 As of December 31, 2023, the Fund’s net assets totaled $297.5 million. As of the same date, the Fund’s weighted average maturity was 20 days and the Fund’s weighted average life was 112 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

 Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

The investing landscape for money market funds and short-term markets were impacted in 2023 by multiple factors including higher US Federal Reserve (Fed) monetary policy rates, an ongoing shift in investor preferences in favor of money market funds, and a resilient economy as inflation declined, employment remained strong and economic growth was positive.

 In 2023, the Fed continued to push monetary policy rates higher albeit at a slower pace than in 2022. In their continued effort to rein in inflation, the Fed increased the range for the effective federal funds rate (EFFR) four times, each time by 25 basis points, culminating at a target range of 5.25% to 5.50% by July of 2023.1,2 This followed a total of 425 basis points of rate hikes in 2022 that started in March of that year. The result was the highest policy rates in more than 20 years.1,2

 Short-term US Treasury yields also hit the highest levels in decades as a direct result of Fed action. The three-month US Treasury bill reached a high of 5.51% in October before receding to end the year at 5.34%.1 Notably, the two-year to 10-year US Treasury yield curve has been inverted since July of 2022, one of the longest curve inversions in recent history.1

 After peaking in 2022, year-over-year Consumer Price Index (CPI) inflation continued its downward trend but remained above the Fed’s preferred long-term target of 2%.1,3 CPI steadily declined in the first half of 2023 to 3.0% but remained relatively sticky thereafter ending 2023 at 3.4%.1,3 Most components of inflation declined, but core services inflation remained elevated.

 Employment conditions seemed to remain strong despite higher yields and tighter financial conditions. Unemployment in the US ended 2023 at 3.7% after reaching a decade’s low level of 3.4% earlier in the year.1,3,4 Additionally, initial jobless claims persisted in the low 200 thousand range for most of the year.4

 US money market fund assets reached a record high of $5.9 trillion in December of

2023 according to the Investment Company Institute (ICI). After initially jumping in a fight to quality in the immediate aftermath of the Silicon Valley Bank induced banking crisis in March, money fund assets steadily increased throughout the year. For the entire year, money market funds jumped by $1.15 trillion, a 24% increase.1,5 Investors increased their money market fund balances to diversify away from bank deposits and take advantage of the highest yields in decades.1,5 Both institutional and retail Investors added to money market funds.

 Our baseline economic outlook is a scenario with an economic soft landing and no recession, but below-trend economic growth and a softening labor market. We believe this outcome should allow the Fed to start cutting interest rates, most likely in 2024. This would likely result in lower money market fund yields. Though inflation would likely still be above the Fed’s target at that time, lower inflation and moderating growth would likely mean the Fed’s current monetary policy is too tight for an economy slowing in both nominal and real terms. If our expectation for a soft landing plays out, risk assets would likely perform well, household and corporate borrowing rates would likely decline from peak levels, and lending conditions would likely begin to improve.

 For over 40 years, Invesco Global Liquidity has been a core business for Invesco. We believe in a disciplined investment process, high credit quality solutions, distinguished client engagement and consistent performance.

 We appreciate your continued investment in the Invesco V.I. U.S. Government Money Portfolio.

1	Source: Bloomberg LP
2	Source: US Federal Reserve
3	Source: Bureau of Labor Statistics
4	Source: Department of Labor as of 12/31/23
5	Source: Investment Company Institute

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. U.S. Government Money Portfolio

Team managed by Invesco Advisers, Inc.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. The share price of money market funds can fall below the $1.00 share price. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time, including during periods of market stress.

Portfolio Composition by Maturity*
In days, as of 12/31/2023

1-7	56.8%
8-30	2.0
31-60	6.8
61-90	1.9
91-180	11.2
181+	21.3

* The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Invesco V.I. U.S. Government Money Portfolio

Supplemental Information

Invesco V.I. U.S. Government Money Portfolio’s investment objective is to seek income consistent with stability of principal.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Invesco V.I. U.S. Government Money Portfolio

Schedule of Investments

December 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities-37.04%
Federal Farm Credit Bank (FFCB)-22.87%
Federal Farm Credit Bank (SOFR + 0.06%)(a)	5.45%	01/10/2024	$3,000	$ 3,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(a)	5.43%	03/18/2024	5,500	5,500,000
Federal Farm Credit Bank (SOFR + 0.05%)(a)	5.44%	04/25/2024	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(a)	5.44%	05/09/2024	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(a)	5.44%	05/24/2024	15,000	15,000,000
Federal Farm Credit Bank (SOFR + 0.03%)(a)	5.42%	06/11/2024	500	500,000
Federal Farm Credit Bank (SOFR + 0.10%)(a)	5.49%	08/08/2024	15,000	15,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(a)	5.45%	08/27/2024	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(a)	5.47%	11/22/2024	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(a)	5.47%	12/30/2024	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(a)	5.48%	03/07/2025	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.12%)(a)	5.51%	05/28/2025	500	500,000
Federal Farm Credit Bank (SOFR + 0.12%)(a)	5.51%	05/30/2025	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.13%)(a)	5.52%	08/13/2025	750	750,000
Federal Farm Credit Bank (SOFR + 0.17%)(a)	5.56%	08/14/2025	777	776,967
Federal Farm Credit Bank (SOFR + 0.14%)(a)	5.53%	08/22/2025	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.16%)(a)	5.55%	11/28/2025	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.15%)(a)	5.54%	12/15/2025	1,000	1,000,000
				68,026,967

Federal Home Loan Bank (FHLB)-14.17%
Federal Home Loan Bank (SOFR + 0.03%)(a)	5.43%	01/05/2024	6,000	6,000,000
Federal Home Loan Bank(b)	5.01%	01/12/2024	500	499,268
Federal Home Loan Bank (SOFR + 0.04%)(a)	5.43%	02/02/2024	9,000	9,000,000
Federal Home Loan Bank(b)	5.02%	02/09/2024	3,000	2,984,465
Federal Home Loan Bank (SOFR + 0.04%)(a)	5.43%	02/20/2024	7,000	7,000,000
Federal Home Loan Bank (SOFR + 0.07%)(a)	5.46%	06/17/2024	5,000	5,000,000
Federal Home Loan Bank	5.50%	08/12/2024	1,500	1,499,663
Federal Home Loan Bank	5.59%	09/27/2024	500	500,000
Federal Home Loan Bank(b)	5.27%	11/01/2024	2,000	1,914,939
Federal Home Loan Bank (SOFR + 0.12%)(a)	5.51%	01/03/2025	300	299,995
Federal Home Loan Bank (SOFR + 0.13%)(a)	5.52%	03/24/2025	295	294,964
Federal Home Loan Bank (SOFR + 0.14%)(a)	5.53%	07/24/2025	2,000	2,000,000
Federal Home Loan Bank (SOFR + 0.16%)(a)	5.55%	08/21/2025	645	644,873
Federal Home Loan Bank (SOFR + 0.14%)(a)	5.53%	08/22/2025	2,000	2,000,000
Federal Home Loan Bank (SOFR + 0.16%)(a)	5.55%	08/22/2025	760	759,853
Federal Home Loan Bank (SOFR + 0.15%)(a)	5.54%	12/08/2025	1,000	1,000,000
Federal Home Loan Bank (SOFR + 0.15%)(a)	5.54%	12/11/2025	750	750,000
				42,148,020
Total U.S. Government Sponsored Agency Securities (Cost $110,174,987)				110,174,987

U.S. Treasury Securities-7.76%
U.S. Treasury Bills-2.78%(b)
U.S. Treasury Bills	4.68%	01/25/2024	2,500	2,492,550
U.S. Treasury Bills	5.45%	02/06/2024	1,000	994,650
U.S. Treasury Bills	5.19%	06/13/2024	500	488,770
U.S. Treasury Bills	5.04%	11/29/2024	3,000	2,866,842
U.S. Treasury Bills	4.82%	12/26/2024	1,500	1,431,075
				8,273,887

U.S. Treasury Floating Rate Notes-2.86%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(a)	5.48%	04/30/2025	1,000	999,999
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(a)	5.50%	10/31/2025	7,500	7,500,000
				8,499,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Notes-2.12%
U.S. Treasury Notes	0.38%	08/15/2024	$2,000	$1,938,358
U.S. Treasury Notes	1.50%	10/31/2024	1,500	1,457,813
U.S. Treasury Notes	0.75%	11/15/2024	1,500	1,444,313
U.S. Treasury Notes	2.25%	11/15/2024	1,500	1,463,592
				6,304,076
Total U.S. Treasury Securities (Cost $23,077,962)				23,077,962
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-44.80% (Cost $133,252,949)				133,252,949

			Repurchase Amount

Repurchase Agreements-54.79%(c)
RBC Dominion Securities Inc., joint term agreement dated 11/02/2023, aggregate maturing value of $2,027,300,000 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,040,840,114; 0.00% - 8.00%; 05/31/2024 - 01/01/2054)(d)	5.40%	02/01/2024	30,409,500	30,000,000
RBC Dominion Securities Inc., joint term agreement dated 11/09/2023, aggregate maturing value of $781,949,167 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $790,993,985; 0.00% - 8.00%; 10/31/2024 - 08/20/2063)(d)	5.38%	01/08/2024	30,269,000	30,000,000
Royal Bank of Canada, joint term agreement dated 11/02/2023, aggregate maturing value of $1,520,175,000 (collateralized by U.S. Treasury obligations valued at $1,530,000,045; 0.13% - 7.63%; 03/31/2024 - 02/15/2047)(d)	5.38%	01/31/2024	30,403,500	30,000,000
Royal Bank of Canada, joint term agreement dated 11/09/2023, aggregate maturing value of $1,012,403,889 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,329,462; 0.50% - 7.00%; 01/31/2024 - 12/01/2053)(d)	5.38%	01/31/2024	25,310,097	25,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 12/29/2023, aggregate maturing value of $5,153,055,667 (collateralized by U.S. Treasury obligations valued at $5,253,000,062; 0.38% - 4.88%; 02/29/2024 - 02/15/2051)	5.34%	01/02/2024	23,013,647	23,000,000
TD Securities (USA) LLC, joint term agreement dated 12/29/2023, aggregate maturing value of $500,518,194 (collateralized by agency mortgage-backed securities valued at $510,000,001; 3.00% - 6.00%; 12/01/2042 - 12/01/2053)(d)	5.33%	01/05/2024	25,025,910	25,000,000
Total Repurchase Agreements (Cost $163,000,000)				163,000,000
TOTAL INVESTMENTS IN SECURITIES(e)-99.59% (Cost $296,252,949)				296,252,949
OTHER ASSETS LESS LIABILITIES-0.41%				1,216,471
NET ASSETS-100.00%				$297,469,420

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2023.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$133,252,949

Repurchase agreements, at value and cost	163,000,000

Cash	985,609

Receivable for:
Fund shares sold	1,928

Interest	1,827,360

Investment for trustee deferred compensation and retirement plans	50,718

Other assets	3,300

Total assets	299,121,864

Liabilities:
Payable for:
Fund shares reacquired	1,161,133

Dividends	47

Accrued fees to affiliates	439,841

Accrued operating expenses	705

Trustee deferred compensation and retirement plans	50,718

Total liabilities	1,652,444

Net assets applicable to shares outstanding	$297,469,420

Net assets consist of:
Shares of beneficial interest	$297,795,664

Distributable earnings (loss)	(326,244)

$297,469,420

Net Assets:
Series I	$297,459,425

Series II	$9,995

Shares outstanding, no par value, unlimited number of shares authorized:
Series I	297,608,356

Series II	10,000

Series I:
Net asset value and offering price per share	$1.00

Series II:
Net asset value and offering price per share	$1.00

Statement of Operations

For the year ended December 31, 2023

Investment income:

Interest	$37,532,541

Expenses:
Advisory fees	3,227,830

Administrative services fees	1,409,778

Custodian fees	6,632

Distribution fees - Series II	26

Transfer agent fees	69,950

Trustees’ and officers’ fees and benefits	27,955

Reports to shareholders	8,592

Professional services fees	30,154

Other	(56,916)

Total expenses	4,724,001

Net investment income	32,808,540

Net realized gain from unaffiliated investment securities	30,424

Net increase in net assets resulting from operations	$32,838,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$32,808,540	$26,786,444

Net realized gain (loss)	30,424	(297,861)

Net increase in net assets resulting from operations	32,838,964	26,488,583

Distributions to shareholders from distributable earnings:
Series I	(32,808,121)	(26,786,333)

Series II	(419)	(111)

Total distributions from distributable earnings	(32,808,540)	(26,786,444)

Share transactions-net:
Series I	(1,520,726,256)	1,357,768,222

Series II	-	(350)

Net increase (decrease) in net assets resulting from share transactions	(1,520,726,256)	1,357,767,872

Net increase (decrease) in net assets	(1,520,695,832)	1,357,470,011

Net assets:
Beginning of year	1,818,165,252	460,695,241

End of year	$297,469,420	$1,818,165,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Series I
Year ended 12/31/23	$1.00	$0.04	$ 0.00	$0.04	$(0.04)	$1.00	4.53%	$ 297,459	0.63%		0.63%		4.34%
Year ended 12/31/22	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.26	1,818,155	0.49		0.54		1.42
Year ended 12/31/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.01	460,685	0.10		0.52		0.00
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.22	364,605	0.24		0.48		0.09
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.71	369,759	0.50		0.54		1.82
Series II
Year ended 12/31/23	1.00	0.04	0.00	0.04	(0.04)	1.00	4.28	10	0.88		0.88		4.09
Year ended 12/31/22	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.10	10	0.65		0.79		1.25
Year ended 12/31/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.01	10	0.10		0.77		0.00
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.17	10	0.29		0.73		0.04
Period ended 12/31/19(d)	1.00	0.01	0.00	0.01	(0.01)	1.00	0.78	10	0.72	(e)	0.72	(e)	1.61	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the year ended December 31, 2019.
(d)	Commencement date after the close of business on May 24, 2019.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

Notes to Financial Statements

December 31, 2023

NOTE 1–Significant Accounting Policies

Invesco V.I. U.S. Government Money Portfolio (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act (the “Rule”) and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee requirements at this time, as permitted by the Rule.

In July 2023, the U.S. Securities and Exchange Commission adopted amendments to the Rule. These amendments, among other changes, (i) removed redemption gates and removed the tie between weekly liquid asset minimum thresholds and liquidity fees, effective October 2, 2023; and (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by the Rule. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. U.S. Government Money Portfolio

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $ 500 million	0.450%
Next $500 million	0.425%
Next $500 million	0.400%
Over $1.5 billion	0.375%

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2023, the effective advisory fees incurred by the Fund was 0.43%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2023, Invesco was paid $334,794 for accounting and fund administrative services and was reimbursed $1,074,984 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc., (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2023, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. U.S. Government Money Portfolio

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 As of December 31, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2023 and December 31, 2022:

	2023	2022

Ordinary income*	$32,808,540	$26,786,444

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Temporary book/tax differences	$(50,718)

Capital loss carryforward	(275,526)

Shares of beneficial interest	297,795,664

Total net assets	$297,469,420

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund has a capital loss carryforward as of December 31, 2023 as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$275,526	$-	$275,526

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of distributions, on December 31, 2023, undistributed net investment income was increased by $5,756 and shares of beneficial interest was decreased by $5,756. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. U.S. Government Money Portfolio

NOTE 8–Share Information

	Summary of Share Activity

	Years ended December 31,

	2023(a)		2022

	Shares	Amount	Shares	Amount

Sold:
Series I	2,062,216,237	$2,062,216,237	2,995,222,650	$2,995,222,650

Issued as reinvestment of dividends:
Series I	32,808,121	32,808,121	26,786,218	26,786,218

Reacquired:
Series I	(3,615,750,614)	(3,615,750,614)	(1,664,240,646)	(1,664,240,646)

Series II	-	-	(350)	(350)

Net increase (decrease) in share activity	(1,520,726,256)	$(1,520,726,256)	1,357,767,872	$1,357,767,872

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 87% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. U.S. Government Money Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. U.S. Government Money Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. U.S. Government Money Portfolio (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

 Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2024

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,024.00	$3.21	$1,022.03	$3.21	0.63%
Series II	1,000.00	1,022.70	4.49	1,020.77	4.48	0.88

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2023 through December 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. U.S. Government Money Portfolio

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2023:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	99.99%
U.S. Treasury Obligations*	14.43%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor[1] – 1968 Trustee	2024

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			165	None
Douglas Sharp[1] – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director, Chairman and Chief Executive, Invesco Fund Managers Limited Formerly: Director and Chairman, Invesco UK Limited	165	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	2 Hanson Place
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

Invesco V.I. U.S. Government Money Portfolio

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022
Audit Fees	$1,030,141	$992,183
Audit-Related Fees	$0	$0
Tax Fees(1)	$694,869	$639,535
All Other Fees	$0	$0

Total Fees	$1,725,010	$1,631,718

(1)

Tax Fees for the fiscal years ended 2023 and 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$874,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,094,000	$874,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $ 6,510,000 for the fiscal year ended December 31, 2023 and $7,376,000 for the fiscal year ended December 31, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,298,869 for the fiscal year ended December 31, 2023 and $8,889,535 for the fiscal year ended December 31, 2022.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 12, 2024, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2024, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	February 22, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	February 22, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	February 22, 2024